UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04347

GMO Trust

(Exact name of the registrant as specified in charter)

40 Rowes Wharf, Boston, MA 02110

(Address of principal executive offices) (Zip Code)

Sheppard N. Burnett, Chief Executive Officer,

40 Rowes Wharf, Boston, MA 02110

(Name and address of agent for services)

Registrant’s telephone number, including area code: 617-346-7646

Date of fiscal year end: 02/28/17

Date of reporting period: 02/28/17

Item 1. Reports to Stockholders.

The annual reports for each series of the registrant for the period ended February 28, 2017 are filed herewith.

GMO Trust

Annual Report

February 28, 2017

Asset Allocation Bond Fund

Core Plus Bond Fund

Currency Hedged International Bond Fund

Emerging Country Debt Fund

Opportunistic Income Fund (formerly Debt Opportunities Fund)

U.S. Treasury Fund

For a free copy of the Funds’ proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com or on the Securities and Exchange Commission’s website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds have a policy with respect to disclosure of portfolio holdings under which they may also make a complete schedule of portfolio holdings available on GMO’s website at www.gmo.com.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in these Funds and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

An investment in the Funds is subject to risk, including the possible loss of principal amount invested. There can be no assurance that the Funds will achieve their stated investment objectives. Please see the Funds’ prospectus regarding specific principal risks for each Fund. General risks may include: market risk-fixed income investments, management and operational risk, market risk-asset backed securities, credit risk and derivatives risk.

The Funds are distributed by Funds Distributor LLC. Funds Distributor LLC is not affiliated with GMO.

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Developed Fixed Income and Asset Allocation teams at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO Asset Allocation Bond Fund returned -0.05% (net) for the fiscal year ended February 28, 2017, as compared with +0.32% for the Citigroup 3-Month Treasury Bill Index.

The Fund underperformed the benchmark during the period by -0.36%. Developed markets interest-rate positioning detracted during the fiscal year. The Fund’s early year Eurozone steepener position drove losses, followed by losses from active positions in the U.K., Mexico, and New Zealand. These rates positions were implemented primarily using interest-rate swaps and options on interest-rate swaps. Gains from the Fund’s position in TIPS partly offset losses. In opportunistic strategies, cross-currency basis swap positions added value, as gains from yen cross-currency basis swap positions more than offset losses from euro cross-currency basis swap positions.

The Fund’s positions in developed market currencies added value, particularly its short positions in yen. These positions were implemented using both currency forwards and options.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Asset Allocation Bond Fund Class III Shares and the Citigroup 3-Month Treasury Bill Index

As of February 28, 2017

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2017. All information is unaudited. Performance for classes may vary due to different fees.

*	For the period from March 18, 2009 to March 27, 2009, no Class III shares were outstanding. Performance for that period is that of Class VI, which has lower expenses. Therefore, the performance shown is higher than it would have been if Class III expenses had been applied throughout.

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2017 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Debt Obligations	90.0%
Short-Term Investments	9.6
Options Purchased	0.0 ^
Forward Currency Contracts	(0.1)
Swap Contracts	(0.4)
Other	0.9

100.0%

&	In the table above, derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation rather than notional amounts.

^	Rounds to 0.0%.

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2017

Par Value† / Principal Amount		Description	Value ($)
		DEBT OBLIGATIONS — 90.0%

		U.S. Government — 90.0%
	211,246,935	U.S. Treasury Inflation Indexed Bond, 0.25%, due 01/15/25 (a)	210,648,683
	169,209,342	U.S. Treasury Inflation Indexed Bond, 0.38%, due 07/15/25 (a)	170,649,991
	94,073,247	U.S. Treasury Inflation Indexed Bond, 0.63%, due 01/15/26 (a)	96,385,192
	5,237,492	U.S. Treasury Inflation Indexed Bond, 0.13%, due 07/15/26 (a)	5,145,558
	65,158,392	U.S. Treasury Inflation Indexed Bond, 1.75%, due 01/15/28 (a)	74,270,012
	147,627,734	U.S. Treasury Inflation Indexed Bond, 2.50%, due 01/15/29 (a)	182,100,728
	12,189,463	U.S. Treasury Inflation Indexed Bond, 3.88%, due 04/15/29 (a)	17,020,610
	50,000,000	U.S. Treasury Note, 1.00%, due 12/15/17	50,058,600
	80,000,000	U.S. Treasury Note, 0.75%, due 02/28/18	79,837,520
	45,000,000	U.S. Treasury Note, 0.75%, due 04/15/18	44,876,970
	20,000,000	U.S. Treasury Note, 2.63%, due 04/30/18	20,372,660
	12,500,000	U.S. Treasury Note, 1.00%, due 05/31/18	12,497,075
	12,500,000	U.S. Treasury Note, 1.38%, due 07/31/18	12,553,713
	20,000,000	U.S. Treasury Note, 1.38%, due 09/30/18	20,077,340
	40,000,000	U.S. Treasury Note, 0.75%, due 10/31/18	39,729,680
	12,500,000	U.S. Treasury Note, 1.00%, due 11/30/18	12,463,375
	25,000,000	U.S. Treasury Note, 1.25%, due 12/31/18	25,020,500
	35,000,000	U.S. Treasury Note, 1.13%, due 01/31/19 (b)	34,934,375
	60,000,000	U.S. Treasury Note, 1.50%, due 01/31/19	60,304,680
	20,000,000	U.S. Treasury Note, 0.75%, due 02/15/19	19,811,720
	25,000,000	U.S. Treasury Note, 1.13%, due 02/28/19	24,947,275
	20,000,000	U.S. Treasury Note, 1.50%, due 02/28/19	20,098,440
	20,000,000	U.S. Treasury Note, 3.13%, due 05/15/19 (c)	20,784,380
	50,000,000	U.S. Treasury Note, 3.63%, due 08/15/19	52,726,550
	35,000,000	U.S. Treasury Note, USBM + 0.19%, 0.97%, due 04/30/18	35,059,990

		Total U.S. Government	1,342,375,617

		TOTAL DEBT OBLIGATIONS (COST $1,328,482,486)	1,342,375,617

		OPTIONS PURCHASED — 0.0%

		Currency Options — 0.0%
EUR	17,893,000	EUR Call/USD Put, Expires 03/06/17, Strike 1.15, (OTC) (CP-GS)	—
USD	19,881,000	USD Call/CHF Put, Expires 03/06/17, Strike 1.00, (OTC) (CP-GS)	188,293
EUR	17,897,000	EUR Call/USD Put, Expires 03/06/17, Strike 1.15, (OTC) (CP-GS)	—
USD	19,886,000	USD Call/CHF Put, Expires 03/06/17, Strike 1.00, (OTC) (CP-BCLY)	188,340

		Total Currency Options	376,633

		TOTAL OPTIONS PURCHASED (COST $1,276,456)	376,633

Shares / Par Value†	Description	Value ($)
	SHORT-TERM INVESTMENTS — 9.6%

	Money Market Funds — 0.3%
3,929,477	State Street Institutional Treasury Money Market Fund-Premier Class, 0.42% (d)	3,929,477

	Repurchase Agreements — 9.3%
138,689,018	Nomura Securities International Inc. Repurchase Agreement, dated 02/28/17, maturing on 03/01/17 with a maturity value of $138,691,021 and an effective yield of 0.52%, collateralized by a U.S. Treasury Note with maturity date 8/15/24 and a market value of $141,263,220.	138,689,018

	TOTAL REPURCHASE AGREEMENTS (COST $138,689,018)	138,689,018

	TOTAL SHORT-TERM INVESTMENTS (COST $142,618,495)	142,618,495

	TOTAL INVESTMENTS — 99.6% (Cost $1,472,377,437)	1,485,370,745
	Other Assets and Liabilities (net) — 0.4%	6,622,847

	TOTAL NET ASSETS — 100.0%	$1,491,993,592

A summary of outstanding financial instruments at February 28, 2017 is as follows:

Forward Currency Contracts

Settlement Date	Counter party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
03/09/2017	MSCI	CHF	21,590,746	USD	21,502,800	$(1,499)
03/20/2017	MSCI	EUR	11,873,315	USD	12,672,864	84,250
11/07/2017	GS	EUR	238,995,000	USD	262,404,560	5,921,451
12/22/2017	JPM	EUR	62,184,000	USD	68,688,446	1,771,868
03/13/2017	BOA	JPY	1,651,106,537	USD	14,520,711	(181,147)
03/09/2017	BOA	USD	2,500,000	CHF	2,519,193	9,106
03/09/2017	GS	USD	6,422,063	CHF	6,400,000	(47,688)
03/09/2017	MSCI	USD	11,517,000	CHF	11,802,391	238,135
03/13/2017	JPM	USD	2,792,082	JPY	316,000,000	21,660
03/13/2017	MSCI	USD	1,000,000	JPY	114,823,600	22,417
03/13/2017	MSCI	USD	4,786,569	NZD	6,870,000	160,142
03/20/2017	BCLY	USD	2,756,164	EUR	2,580,000	(20,734)
11/07/2017	GS	USD	263,778,782	EUR	238,995,000	(7,295,672)
12/22/2017	JPM	USD	69,205,942	EUR	62,184,000	(2,289,363)

						$(1,607,074)

See accompanying notes to the financial statements.	5

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2017

Reverse Repurchase Agreements (e)

Face Value		Description	Market Value
USD	34,939,753	Nomura Securities International Inc, (0.25%), dated 02/15/17 (collateral: U.S. Treasury Note, 1.13%, due 01/31/19), to be repurchased on demand at face value plus accrued interest.	$(34,936,599)

		Average balance outstanding	$(34,973,109)
		Average interest rate	(0.58)%
		Maximum balance outstanding	$(76,916,001)

Average balance outstanding was calculated based on daily face value balances outstanding during the period that the Fund had entered into reverse repurchase agreements.

Swap Contracts

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
54,130,000	MXN	1/22/2027	JPMF (f)	Receive	7.90%	TIIE	$14,753
204,400,000	MXN	1/26/2027	JPMF (f)	Receive	7.87%	TIIE	33,447
191,400,000	MXN	1/26/2027	JPMF (f)	Receive	7.89%	TIIE	45,279
446,543,000	MXN	1/27/2027	JPMF (f)	Receive	7.91%	TIIE	138,208
32,618,000	CAD	3/17/2027	JPMF (g)	(Pay)	1.86%	3 Month CAD LIBOR	40,820
6,007,000	CAD	3/17/2027	JPMF (g)	(Pay)	2.00%	3 Month CAD LIBOR	(52,335)
15,757,000	CAD	3/17/2027	JPMF (g)	Receive	1.97%	3 Month CAD LIBOR	100,938
18,053,000	CHF	3/17/2027	JPMF (g)	(Pay)	0.17%	6 Month CHF LIBOR	(250,407)
20,835,000	EUR	3/17/2027	JPMF (g)	(Pay)	0.77%	6 Month EURIBOR	(203,279)
15,126,000	GBP	3/17/2027	JPMF (g)	(Pay)	1.38%	6 Month GBP LIBOR	(408,281)
10,407,000	GBP	3/17/2027	JPMF (g)	(Pay)	1.42%	6 Month GBP LIBOR	(336,035)
9,597,000	GBP	3/17/2027	JPMF (g)	(Pay)	1.35%	6 Month GBP LIBOR	(224,380)
42,912,000	GBP	3/17/2027	JPMF (g)	(Pay)	1.43%	6 Month GBP LIBOR	(1,416,598)
10,140,000	GBP	3/17/2027	JPMF (g)	(Pay)	1.40%	6 Month GBP LIBOR	(298,115)
47,079,000	NZD	3/17/2027	JPMF (g)	Receive	2.68%	3 Month NZD Bank Bill Rate	(2,296,990)
3,974,000	NZD	3/17/2027	JPMF (g)	Receive	2.94%	3 Month NZD Bank Bill Rate	(130,478)
16,672,000	NZD	3/17/2027	JPMF (g)	Receive	2.93%	3 Month NZD Bank Bill Rate	(556,343)
8,746,000	NZD	3/17/2027	JPMF (g)	Receive	2.91%	3 Month NZD Bank Bill Rate	(301,113)
9,047,000	NZD	3/17/2027	JPMF (g)	Receive	3.47%	3 Month NZD Bank Bill Rate	(5,532)
8,113,000	NZD	3/17/2027	JPMF (g)	Receive	3.67%	3 Month NZD Bank Bill Rate	94,625
27,827,000	SEK	3/17/2027	JPMF (g)	Receive	0.90%	3 Month SEK STIBOR	(52,722)
86,550,000	SEK	3/17/2027	JPMF (g)	Receive	1.17%	3 Month SEK STIBOR	88,621
98,458,000	SEK	3/17/2027	JPMF (g)	Receive	1.18%	3 Month SEK STIBOR	114,023
100,519,000	SEK	3/17/2027	JPMF (g)	Receive	1.18%	3 Month SEK STIBOR	113,712
174,020,000	SEK	3/17/2027	JPMF (g)	Receive	1.14%	3 Month SEK STIBOR	123,403
73,434,000	SEK	3/17/2027	JPMF (g)	(Pay)	1.14%	3 Month SEK STIBOR	(49,576)
64,704,000	SEK	3/17/2027	JPMF (g)	(Pay)	1.14%	3 Month SEK STIBOR	(47,155)
24,515,000	USD	3/17/2027	JPMF (g)	Receive	2.22%	3 Month USD LIBOR	(274,584)
12,092,000	USD	3/17/2027	JPMF (g)	(Pay)	2.26%	3 Month USD LIBOR	86,266
17,078,000	USD	3/17/2027	JPMF (g)	Receive	2.49%	3 Month USD LIBOR	240,232
19,579,000	USD	3/17/2027	JPMF (g)	(Pay)	2.35%	3 Month USD LIBOR	(16,875)
4,985,000	USD	3/17/2027	JPMF (g)	(Pay)	2.32%	3 Month USD LIBOR	6,864
13,819,000	USD	3/17/2027	JPMF (g)	(Pay)	2.29%	3 Month USD LIBOR	68,279

							$(5,611,328)

						Premiums Paid (Received)	$ (54,773)

#	Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

6	See accompanying notes to the financial statements.

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2017

As of February 28, 2017, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

†	Denominated in U.S. Dollar, unless otherwise indicated.

(a)	Indexed security in which price and/or coupon is linked to the price of a specific instrument or financial statistic (Note 2).

(b)	All or a portion of this security has been pledged to cover collateral requirements on reverse repurchase agreements (Note 2).

(c)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any (Note 4).

(d)	The rate disclosed is the 7 day net yield as of February 28, 2017.

(e)	Reverse repurchase agreements have an open maturity date and can be closed by either party on demand.

(f)	Swap was cleared through the CME Group Inc.

(g)	Swap was cleared through the LCH.Clearnet Group Ltd.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 52.

See accompanying notes to the financial statements.	7

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Developed Fixed Income team at Grantham, Mayo, Van Otterloo  & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO Core Plus Bond Fund returned +2.44% (net) for the fiscal year ended February 28, 2017, as compared with +1.42% for the Barclays U.S. Aggregate Index. The Fund outperformed its benchmark during the fiscal year by +1.02%.

The Fund’s investment exposure was achieved directly through bonds, swaps, and futures and indirectly through investment in underlying GMO Trust mutual funds, including GMO Opportunistic Income Fund (OIF), GMO Emerging Country Debt Fund (ECDF), and GMO U.S. Treasury Fund (USTF).

Exposure to asset-backed securities contributed positively to performance, given tighter spreads across structured products in general.

A small exposure to emerging debt added value during the fiscal year, thanks to spread tightening on the asset class and positive contributions from both country selection and security selection.

Developed markets interest-rate positioning contributed positively during the fiscal year. The Fund’s duration positions in the U.S., Australia, and Sweden added value, while losses from active duration positions in Mexico, the U.K., and New Zealand partly offset gains. In opportunistic strategies, swap spread strategies added value as long end swap spreads in the U.S. went less negative.

The currency strategy contributed positively during the fiscal year. The Fund’s active short positions in the yen and Swiss franc were successful during the year, while positions in euros detracted.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Core Plus Bond Fund Class III Shares and the Barclays U.S. Aggregate Index

As of February 28, 2017

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2017. All information is unaudited. Performance for classes may vary due to different fees.

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2017 (Unaudited)

Asset Class Summary†	% of Total Net Assets
Debt Obligations	81.9%
Short-Term Investments	16.4
Mutual Funds	15.1
Swap Contracts	0.1
Loan Participations	0.1
Rights/Warrants	0.1
Futures Contracts	0.1
Options Purchased	0.0	^
Loan Assignments	0.0	^
Forward Currency Contracts	0.0	^
Securities Sold Short	(0.0	)^
Written Options/Credit Linked Options	(0.0	)^
Reverse Repurchase Agreements	(0.0	)^
Other	(13.8)

	100.0%

Country/Region Summary‡	% of Investments
United States	96.0%
Other Emerging	4.8 ¥
New Zealand	4.0
Mexico	3.0
Sweden	2.3
Canada	(1.0)
Switzerland	(1.0)
Euro Region	(1.3)§
United Kingdom	(6.8)

100.0%

†	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”). Derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation rather than notional amounts.

‡	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table is normalized to 100%, therefore the absolute exposure presented for each country may not be representative of the true exposure of the Fund. The table excludes short-term investments. The table includes exposure through the use of certain derivative financial instruments and excludes exposure through certain currency linked derivatives such as forward currency contracts and currency options. The table is based on duration adjusted net exposures (both investments and derivatives), taking into account the market value of securities and the notional amounts of swaps and other derivative financial instruments. For example, U.S. asset-backed securities may represent a relatively small percentage due to their short duration, even though they represent a large percentage of market value (direct and indirect). Duration is based on GMO’s models. The greater the duration of a bond, the greater its contribution to the concentration percentage. Credit default swap exposures are factored into the duration adjusted exposure using the reference security and applying the same methodology to that security.

¥	“Other Emerging” is associated with investments in GMO Emerging Country Debt Fund and is comprised of emerging countries that each represents between (1.0)% and 1.0% of Investments.

§	“Euro Region” is comprised of derivative financial instruments attributed to the Eurozone and not a particular country.

^	Rounds to 0.00%.

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2017

Par Value† / Shares	Description	Value ($)
	DEBT OBLIGATIONS — 58.9%

	United States
	U.S. Government — 44.3%
3,468,000	U.S. Treasury Bond, 6.25%, due 05/15/30	4,937,159
35,339,000	U.S. Treasury Bond, 3.38%, due 05/15/44 (a)	38,066,747
79,956,000	U.S. Treasury Note, 1.50%, due 02/28/19	80,349,543
68,400,000	U.S. Treasury Note, 2.00%, due 02/28/21	69,057,256
39,004,000	U.S. Treasury Note, 2.00%, due 02/15/23	38,848,608
30,344,000	U.S. Treasury Note, 2.00%, due 08/15/25	29,566,435

		260,825,748

	U.S. Government Agency — 14.6%
13,090,000	Federal Home Loan Mortgage Corp., TBA, 3.50%, due 03/13/47	13,413,159
22,550,000	Federal National Mortgage Association, TBA, 2.50%, due 03/16/47	22,602,853
8,830,000	Federal National Mortgage Association, TBA, 3.00%, due 03/13/47	8,770,524
18,830,000	Federal National Mortgage Association, TBA, 4.00%, due 03/13/47	19,785,698
20,690,000	Government National Mortgage Association, TBA, 3.50%, due 03/21/47	21,505,478

		86,077,712

	TOTAL DEBT OBLIGATIONS (COST $345,436,276)	346,903,460

	MUTUAL FUNDS — 54.4%

	United States — 39.3%
	Affiliated Issuers — 39.3%
992,130	GMO Emerging Country Debt Fund, Class IV	28,722,150
4,418,935	GMO Opportunistic Income Fund, Class VI	113,920,146
3,545,790	GMO U.S. Treasury Fund	88,644,748

		231,287,044

	Exchange-Traded Funds — 15.1%
749,650	iShares iBoxx $ Investment Grade Corporate Bond ETF	88,893,497

	TOTAL MUTUAL FUNDS (COST $318,860,603)	320,180,541

	SHORT-TERM INVESTMENTS — 0.6%

	Money Market Funds
3,598,275	State Street Institutional Treasury Plus Money Market Fund-Premier Class, 0.41% (b)	3,598,275

	TOTAL SHORT-TERM INVESTMENTS (COST $3,598,275)	3,598,275

	TOTAL INVESTMENTS — 113.9% (Cost $667,895,154)	670,682,276
	Other Assets and Liabilities (net) — (13.9%)	(82,076,697)

	TOTAL NET ASSETS — 100.0%	$588,605,579

A summary of outstanding financial instruments at February 28, 2017 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
03/09/2017	GS	CHF	5,000,000	USD	5,017,237	$37,256
03/09/2017	MSCI	CHF	1,331,916	USD	1,326,491	(93)
03/20/2017	BCLY	EUR	3,210,000	USD	3,429,181	25,797
03/20/2017	MSCI	EUR	320,023	USD	341,573	2,271
11/07/2017	GS	EUR	4,716,000	USD	5,177,932	116,846
03/13/2017	BOA	JPY	52,851,246	USD	464,802	(5,798)
03/13/2017	JPM	JPY	428,000,000	USD	3,781,681	(29,336)
03/09/2017	MSCI	USD	661,477	CHF	661,906	(2,221)
03/13/2017	MSCI	USD	125,412	NZD	180,000	4,196
11/07/2017	GS	USD	5,205,049	EUR	4,716,000	(143,963)

						$4,955

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
102	U.S. Long Bond (CBT)	June 2017	$15,468,937	$154,122
349	U.S. Treasury Note 10 Yr. (CBT)	June 2017	43,477,766	122,168
24	U.S. Treasury Note 2 Yr. (CBT)	June 2017	5,193,750	2,598
39	U.S. Treasury Note 5 Yr. (CBT)	June 2017	4,590,422	5,126

			$68,730,875	$284,014

+	Buys - Fund is long the futures contract.
Sales - Fund is short the futures contract.

See accompanying notes to the financial statements.	11

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2017

Swap Contracts

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
330,867,000	MXN	1/22/2027	CSS (c)	Receive	7.90%	TIIE	$90,164
430,000	CAD	3/17/2027	CSS (d)	Receive	1.97%	3 Month CAD LIBOR	2,755
7,680,000	CAD	3/17/2027	CSS (d)	(Pay)	2.00%	3 Month CAD LIBOR	(66,911)
962,000	CAD	3/17/2027	CSS (d)	(Pay)	1.86%	3 Month CAD LIBOR	1,204
6,351,000	CHF	3/17/2027	CSS (d)	(Pay)	0.17%	6 Month CHF LIBOR	(88,093)
7,311,000	EUR	3/17/2027	CSS (d)	(Pay)	0.77%	6 Month EURIBOR	(71,331)
28,396,000	GBP	3/17/2027	CSS (d)	(Pay)	1.30%	6 Month GBP LIBOR	(499,806)
1,335,000	GBP	3/17/2027	CSS (d)	(Pay)	1.40%	6 Month GBP LIBOR	(39,249)
875,000	GBP	3/17/2027	CSS (d)	(Pay)	1.43%	6 Month GBP LIBOR	(28,885)
445,000	GBP	3/17/2027	CSS (d)	(Pay)	1.38%	6 Month GBP LIBOR	(12,011)
804,000	GBP	3/17/2027	CSS (d)	(Pay)	1.41%	6 Month GBP LIBOR	(24,702)
29,223,000	NZD	3/17/2027	CSS (d)	Receive	3.67%	3 Month NZD Bank Bill Rate	340,837
2,213,000	NZD	3/17/2027	CSS (d)	Receive	2.68%	3 Month NZD Bank Bill Rate	(107,973)
987,000	NZD	3/17/2027	CSS (d)	Receive	2.94%	3 Month NZD Bank Bill Rate	(32,406)
50,697,000	SEK	3/17/2027	CSS (d)	(Pay)	1.14%	3 Month SEK STIBOR	(34,226)
173,460,000	SEK	3/17/2027	CSS (d)	Receive	1.17%	3 Month SEK STIBOR	177,610
422,000	USD	3/17/2027	CSS (d)	(Pay)	2.29%	3 Month USD LIBOR	2,085
9,544,000	USD	3/17/2027	CSS (d)	(Pay)	2.32%	3 Month USD LIBOR	13,142
559,000	USD	3/17/2027	CSS (d)	(Pay)	2.35%	3 Month USD LIBOR	(482)
6,964,000	USD	3/17/2027	CSS (d)	Receive	2.49%	3 Month USD LIBOR	97,961
721,000	USD	3/17/2027	CSS (d)	Receive	2.22%	3 Month USD LIBOR	(8,076)
368,000	USD	3/17/2027	CSS (d)	(Pay)	2.26%	3 Month USD LIBOR	2,625

							$(285,768)

					Premiums Paid (Received)		$(191,458)

#	Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

As of February 28, 2017, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

†	Denominated in U.S. Dollar, unless otherwise indicated.

(a)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any (Note 4).

(b)	The rate disclosed is the 7 day net yield as of February 28, 2017.

(c)	Swap was cleared through the CME Group Inc.

(d)	Swap was cleared through the LCH.Clearnet Group Ltd.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 52.

12	See accompanying notes to the financial statements.

This page has been left blank intentionally.

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Developed Fixed Income team at Grantham, Mayo, Van Otterloo  & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO Currency Hedged International Bond Fund returned +2.79% (net) for the fiscal year ended February 28, 2017, as compared with +1.77% for the J.P. Morgan GBI Global ex Japan ex-U.S. (Hedged). The Fund outperformed its benchmark during the fiscal year by +1.02%.

The Fund’s investment exposure was achieved directly through bonds, swaps, and futures and indirectly through investment in underlying GMO Trust mutual funds, including GMO Opportunistic Income Fund (OIF), GMO Emerging Country Debt Fund (ECDF), and GMO U.S. Treasury Fund (USTF).

A small exposure to emerging debt added value during the fiscal year, thanks to spread tightening on the asset class and positive contributions from both country selection and security selection.

Exposure to asset-backed securities also contributed positively to performance, given tighter spreads across structured products in general.

The currency strategy contributed positively during the fiscal year. The Fund’s active short positions in the yen and Swiss franc were successful during the year, while positions in euros detracted.

Developed markets interest-rate positioning detracted during the fiscal year. The Fund’s duration positions in Mexico, the U.K., and New Zealand, and an early year Eurozone steepener position detracted, while gains from duration positions in the U.S., Australia, and Sweden partly offset losses. In opportunistic strategies, cross-currency basis swap positions added value, as gains from yen cross-currency basis swap positions more than offset losses from euro cross-currency basis swap positions.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Currency Hedged International Bond Fund Class III Shares and the

J.P. Morgan GBI Global ex Japan ex U.S. (Hedged)

As of February 28, 2017

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2017. All information is unaudited.

For J.P. Morgan disclaimers please visit http://www.gmo.com/America/_Disclaimers/_BenchmarkDisclaimers.htm.

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2017 (Unaudited)

Asset Class Summary†	% of Total Net Assets
Debt Obligations	66.7%
Short-Term Investments	31.6
Futures Contracts	0.4
Forward Currency Contracts	0.4
Loan Participations	0.1
Rights/Warrants	0.1
Loan Assignments	0.0	^
Options Purchased	0.0	^
Securities Sold Short	(0.0	)^
Written Options/Credit Linked Options	(0.0	)^
Reverse Repurchase Agreements	(0.0	)^
Swap Contracts	(0.4)
Other	1.1

	100.0%

Country/Region Summary‡	% of Investments
Germany	20.8%
France	15.2
Italy	13.0
United Kingdom	11.9
Spain	7.4
New Zealand	7.3
Other Emerging	5.9	¥
Belgium	4.3
Australia	3.7
Netherlands	3.3
Sweden	3.3
Mexico	2.9
Canada	1.9
Other Developed	0.5	☐
Euro Region	0.4	§
Switzerland	(1.8)

	100.0%

†	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”). Derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation rather than notional amounts.

‡	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table is normalized to 100%, therefore the absolute exposure presented for each country may not be representative of the true exposure of the Fund. The table excludes short-term investments. The table includes exposure through the use of certain derivative financial instruments and excludes exposure through certain currency linked derivatives such as forward currency contracts and currency options. The table is based on duration adjusted net exposures (both investments and derivatives), taking into account the market value of securities and the notional amounts of swaps and other derivative financial instruments. For example, U.S. asset-backed securities may represent a relatively small percentage due to their short duration, even though they represent a large percentage of market value (direct and indirect). Duration is based on GMO’s models. The greater the duration of a bond, the greater its contribution to the concentration percentage. Credit default swap exposures are factored into the duration adjusted exposure using the reference security and applying the same methodology to that security.

¥	“Other Emerging” is associated with investments in GMO Emerging Country Debt Fund and is comprised of emerging countries that each represent between (1.0)% and 1.0% of Investments.

☐	“Other Developed” is comprised of developed countries that each represent less than(1.0)% and 1.0% of Investments.

§	“Euro Region” is comprised of derivative financial instruments attributed to the Eurozone and not a particular country.

^	Rounds to 0.00%.

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2017

Par Value†		Description	Value ($)
		DEBT OBLIGATIONS — 53.4%

		Belgium — 4.2%
		Foreign Government Obligations
EUR	1,130,000	Belgium Government Bond, Reg S, 4.25%, due 09/28/21	1,455,209
EUR	590,000	Belgium Government Bond, Reg S, 5.00%, due 03/28/35	1,019,757

		Total Belgium	2,474,966

		France — 3.4%
		Foreign Government Obligations
EUR	1,230,000	France Government Bond OAT, Reg S, 4.50%, due 04/25/41	2,018,703

		Germany — 4.5%
		Foreign Government Obligations
EUR	1,500,000	Bundesrepublik Deutschland, Reg S, 4.75%, due 07/04/34	2,675,646

		Italy — 15.3%
		Foreign Government Obligations
EUR	5,610,000	Buoni Poliennali Del Tesoro, 3.75%, due 05/01/21	6,689,130
EUR	1,920,000	Buoni Poliennali Del Tesoro, Reg S, 4.00%, due 02/01/37	2,389,281

		Total Italy	9,078,411

		Netherlands — 3.0%
		Foreign Government Obligations
EUR	1,050,000	Netherlands Government Bond, 5.50%, due 01/15/28	1,711,139
EUR	70,000	Netherlands Government Bond, Reg S, 4.00%, due 07/15/19	82,636

		Total Netherlands	1,793,775

		Spain — 9.6%
		Foreign Government Obligations
EUR	380,000	Government of Spain, 2.10%, due 04/30/17	404,142
EUR	3,040,000	Government of Spain, Reg S, 5.50%, due 04/30/21	3,929,693
EUR	1,010,000	Government of Spain, Reg S, 4.20%, due 01/31/37	1,358,143

		Total Spain	5,691,978

		United Kingdom — 13.4%
		Foreign Government Obligations
GBP	510,000	United Kingdom Gilt, Reg S, 1.25%, due 07/22/18	643,156
GBP	2,160,000	United Kingdom Gilt, Reg S, 1.75%, due 07/22/19	2,786,447

Par Value† / Shares		Description	Value ($)
		United Kingdom — continued
		Foreign Government Obligations — continued
GBP	2,630,000	United Kingdom Gilt, Reg S, 3.50%, due 01/22/45	4,481,396

		Total United Kingdom	7,910,999

		TOTAL DEBT OBLIGATIONS (COST $34,481,686)	31,644,478

		MUTUAL FUNDS — 43.6%

		United States — 43.6%
		Affiliated Issuers — 43.6%
	127,032	GMO Emerging Country Debt Fund, Class IV	3,677,564
	111,902	GMO Opportunistic Income Fund, Class VI	2,884,836
	769,947	GMO U.S. Treasury Fund	19,248,680

		TOTAL MUTUAL FUNDS (COST $24,686,959)	25,811,080

		SHORT-TERM INVESTMENTS — 1.6%

		Money Market Funds — 0.5%
	320,956	State Street Institutional Treasury Plus Money Market Fund-Premier Class, 0.41% (a)	320,956

		U.S. Government — 1.1%
	650,000	U.S. Treasury Bill, 0.55%, due 06/01/17 (b) (c)	649,086

		TOTAL SHORT-TERM INVESTMENTS (COST $969,990)	970,042

		TOTAL INVESTMENTS — 98.6% (Cost $60,138,635)	58,425,600
		Other Assets and Liabilities (net) — 1.4%	807,023

		TOTAL NET ASSETS — 100.0%	$59,232,623

A summary of outstanding financial instruments at February 28, 2017 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
03/09/2017	MSCI	CHF	1,229,012	USD	1,224,006	$(85)
03/20/2017	MSCI	EUR	22,673,748	USD	24,200,598	160,887
11/07/2017	GS	EUR	1,404,000	USD	1,541,522	34,786
03/20/2017	GS	GBP	6,303,000	USD	7,882,942	58,520
03/13/2017	BOA	JPY	48,835,500	USD	429,485	(5,358)
03/09/2017	MSCI	USD	649,506	CHF	649,535	(2,572)
03/13/2017	MSCI	USD	118,445	NZD	170,000	3,963
11/07/2017	GS	USD	1,549,595	EUR	1,404,000	(42,859)

						$207,282

See accompanying notes to the financial statements.	17

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2017

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
14	Australian Government Bond 10 Yr.	March 2017	$1,376,566	$11,563
15	Australian Government Bond 3 Yr.	March 2017	1,283,708	(1,092)
18	Canadian Government Bond 10 Yr.	June 2017	1,861,391	14,197
31	Euro BOBL	March 2017	4,424,720	62,974
11	Euro Bund	March 2017	1,935,046	54,761
7	Euro BUXL Bond 30 Yr.	March 2017	1,287,530	26,712
29	Euro OATs	March 2017	4,606,852	8,883
4	Short-term Euro-BTP	March 2017	477,450	3,683
23	UK Gilt Long Bond	June 2017	3,631,088	45,072

			$20,884,351	$226,753

+	Buys - Fund is long the futures contract.
Sales - Fund is short the futures contract.

Swap Contracts

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
10,113,000	EUR	3/21/2018	CSS (d)	Receive	(0.22)%	3 Month EURIBOR	$9,008
665,000	USD	12/16/2020	CSS (d)	(Pay)	1.92%	3 Month USD LIBOR	(1,102)
1,066,000	USD	12/17/2025	CSS (d)	(Pay)	2.43%	3 Month USD LIBOR	(11,705)
33,320,000	MXN	1/22/2027	CSS (d)	Receive	7.90%	TIIE	9,082
883,000	CAD	3/17/2027	CSS (e)	(Pay)	1.86%	3 Month CAD LIBOR	1,105
420,000	CAD	3/17/2027	CSS (e)	(Pay)	2.00%	3 Month CAD LIBOR	(3,659)
430,000	CAD	3/17/2027	CSS (e)	Receive	1.97%	3 Month CAD LIBOR	2,755
598,000	CHF	3/17/2027	CSS (e)	(Pay)	0.17%	6 Month CHF LIBOR	(8,295)
848,000	EUR	3/17/2027	CSS (e)	(Pay)	0.77%	6 Month EURIBOR	(8,274)
266,000	GBP	3/17/2027	CSS (e)	(Pay)	1.30%	6 Month GBP LIBOR	(4,682)
805,000	GBP	3/17/2027	CSS (e)	(Pay)	1.43%	6 Month GBP LIBOR	(26,574)
1,067,000	GBP	3/17/2027	CSS (e)	(Pay)	1.40%	6 Month GBP LIBOR	(31,370)
412,000	GBP	3/17/2027	CSS (e)	(Pay)	1.38%	6 Month GBP LIBOR	(11,121)
727,000	GBP	3/17/2027	CSS (e)	(Pay)	1.41%	6 Month GBP LIBOR	(22,337)
2,067,000	NZD	3/17/2027	CSS (e)	Receive	2.68%	3 Month NZD Bank Bill Rate	(100,849)
875,000	NZD	3/17/2027	CSS (e)	Receive	2.94%	3 Month NZD Bank Bill Rate	(28,729)
870,000	NZD	3/17/2027	CSS (e)	Receive	3.67%	3 Month NZD Bank Bill Rate	10,147

18	See accompanying notes to the financial statements.

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2017

Interest Rate Swaps — continued

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
5,590,000	SEK	3/17/2027	CSS (e)	(Pay)	1.14%	3 Month SEK STIBOR	$(3,774)
18,050,000	SEK	3/17/2027	CSS (e)	Receive	1.17%	3 Month SEK STIBOR	18,482
701,000	USD	3/17/2027	CSS (e)	Receive	2.49%	3 Month USD LIBOR	9,861
513,000	USD	3/17/2027	CSS (e)	(Pay)	2.34%	3 Month USD LIBOR	(442)
327,000	USD	3/17/2027	CSS (e)	(Pay)	2.32%	3 Month USD LIBOR	450
353,000	USD	3/17/2027	CSS (e)	(Pay)	2.29%	3 Month USD LIBOR	1,744
333,000	USD	3/17/2027	CSS (e)	(Pay)	2.26%	3 Month USD LIBOR	2,376
668,000	USD	3/17/2027	CSS (e)	Receive	2.22%	3 Month USD LIBOR	(7,482)
405,000	USD	12/19/2035	CSS (d)	(Pay)	2.72%	3 Month USD LIBOR	(8,649)

							$(214,034)

					Premiums Paid (Received)		$(4,679)

#	Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

As of February 28, 2017, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

†	Denominated in U.S. Dollar, unless otherwise indicated.

(a)	The rate disclosed is the 7 day net yield as of February 28, 2017.

(b)	The rate shown represents yield-to-maturity.

(c)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any (Note 4).

(d)	Swap was cleared through the CME Group Inc.

(e)	Swap was cleared through the LCH.Clearnet Group Ltd.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 52.

See accompanying notes to the financial statements.	19

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Emerging Country Debt team at Grantham, Mayo, Van Otterloo  & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO Emerging Country Debt Fund returned +19.47% (net) for the fiscal year ended February 28, 2017, as compared with +12.06% for the J.P. Morgan EMBI Global (EMBIG). The Fund outperformed its benchmark during the fiscal year by +7.41%.

EMBIG spreads over U.S. Treasuries narrowed 149 basis points to 334 basis points, while the yield on the 10-year U.S. Treasury bond rose by 62 basis points to 2.36%.

The EMBIG index’s biggest gainers of the fiscal year were concentrated in low credit quality, commodity-reliant sovereigns, led by Venezuela (+75.2%), Zambia (+50.8%), and Ecuador (+49.3%). The worst performing countries featured two sovereigns in debt distress, namely Mozambique (-4.3%) and Belize (-3.0%). Slovak Republic, a high quality credit with very low yields, was the third worst performer on a total return basis.

Country selection added meaningfully to the Fund’s relative performance. Overweighting Venezuela had the largest positive impact, while overweight positions in Brazil, Angola, Iraq, Tunisia, and Pakistan also contributed. Underweight positions in China and the Philippines were also meaningful contributors to relative performance. A significant negative contribution from country selection came from overweighting Mexico.

Security selection also added to relative performance during the year. The Fund’s choice of holdings in Venezuela, Argentina, Colombia, Russia, and Brazil were meaningful contributors. These were partially offset by negative contributions from the Fund’s choice of holdings in Mexico and Tunisia.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Emerging Country Debt Fund Class III Shares and the J.P. Morgan EMBI Global

As of February 28, 2017

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of 0.75% on the purchase and 0.75% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for classes may vary due to different fees.

For J.P. Morgan disclaimers please visit http://www.gmo.com/America/_Disclaimers/_BenchmarkDisclaimers.htm.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2017 (Unaudited)

Asset Class Summary†	% of Total Net Assets
Debt Obligations	89.8%
Short-Term Investments	7.2
Loan Participations	1.6
Rights/Warrants	1.1
Loan Assignments	0.1
Forward Currency Contracts	0.0 ^
Options Purchased	0.0 ^
Securities Sold Short	(0.0)^
Written Options/Credit Linked Options	(0.1)
Reverse Repurchase Agreements	(0.8)
Swap Contracts	(0.9)
Other	2.0

100.0%

Country/Region Summary‡	% of Investments
Other Emerging	14.6%•
Mexico	12.4
Russia	7.1
Venezuela	6.8
Brazil	6.5
Turkey	6.0
Argentina	5.1
Indonesia	4.9
China	3.5
Philippines	2.7
Pakistan	2.1
Dominican Republic	2.0
Kazakhstan	2.0
Colombia	1.9
Tunisia	1.9
Malaysia	1.8
South Africa	1.8
Costa Rica	1.6
Peru	1.6
Sri Lanka	1.6
Israel	1.5
Ukraine	1.4
Uruguay	1.4
Bahrain	1.3
Panama	1.1
Angola	1.0
Chile	1.0
Congo	1.0
Morocco	1.0
Hungary	0.8
Other Developed	0.6 ☐

100.0%

†	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ( “underlying funds”). Derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciaton rather than notional amounts.
‡	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of certain derivative financial instruments and excludes exposure through certain currency linked derivatives such as forward currency contracts and currency options. The table is based on duration adjusted net exposures (both investments and derivatives), taking into account the market value of securities and the notional amounts of swaps and other derivative financial instruments. For example, U.S. asset-backed securities may represent a relatively small percentage due to their short duration, even though they represent a large percentage of market value (direct and indirect). Duration is based on GMO’s models. The greater the duration of a bond, the greater its contribution to the concentration percentage. Credit default swap exposures are factored into the duration adjusted exposure using a reference security and applying the same methodology to that security.

•	“Other Emerging” is comprised of emerging countries that each represent between (1.0)% and 1.0% of Investments.

☐	“Other Developed” is comprised of developed countries that each represent between (1.0)% and 1.0% of Investments.

^	Rounds to 0.0%.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2017

Par Value†		Description	Value ($)

		DEBT OBLIGATIONS — 89.3%

		Albania — 0.9%
		Foreign Government Obligations
	49,649,849	Republic of Albania Par Bond, Zero Coupon, due 08/31/25 (a) (b)	36,318,756

		Angola — 0.6%
		Foreign Government Obligations
	23,000,000	Republic of Angola, Reg S, 9.50%, due 11/12/25	23,230,000

		Argentina — 4.4%
		Foreign Government Obligations
	1,200,000	Province of Buenos Aires, Reg S, Step Up, 4.00%, due 05/15/35	855,000
	11,100,000	Republic of Argentina, Reg S, 7.63%, due 04/22/46 (c)	11,155,500
EUR	8,008,646	Republic of Argentina Discount Bond, 7.82%, due 12/31/33	8,717,675
	40,308,593	Republic of Argentina Discount Bond, 8.28%, due 12/31/33	41,820,165
	10,786,557	Republic of Argentina Discount Bond, 8.28%, due 12/31/33	11,390,604
EUR	67,050,000	Republic of Argentina Par Bond, Step Up, 2.26%, due 12/31/38	43,152,386
EUR	96,430,000	Republic of Argentina Par Bond, Step Up, 2.26%, due 12/31/38	61,294,734

		Total Argentina	178,386,064

		Armenia — 0.5%
		Foreign Government Obligations
	21,300,000	Republic of Armenia, Reg S, 7.15%, due 03/26/25	22,269,150

		Azerbaijan — 0.4%
		Foreign Government Agency — 0.3%
	4,750,000	Southern Gas Corridor CJSC, Reg S, 6.88%, due 03/24/26	5,230,938
	7,500,000	State Oil Company of the Azerbaijan Republic, Reg S, 6.95%, due 03/18/30	8,043,750

			13,274,688

		Foreign Government Obligations — 0.1%
	4,000,000	Republic of Azerbaijan International Bond, Reg S, 4.75%, due 03/18/24	4,060,000

		Total Azerbaijan	17,334,688

		Bahrain — 0.9%
		Foreign Government Obligations
	40,750,000	Bahrain Government International Bond, Reg S, 6.00%, due 09/19/44	35,248,750

Par Value†		Description	Value ($)
		Belize — 0.3%
		Foreign Government Obligations
	32,486,300	Republic of Belize, Reg S, Step Up, 4.94%, due 02/20/34	13,969,109

		Bosnia & Herzegovina — 0.0%
		Foreign Government Obligations
DEM	2,694,160	Bosnia & Herzegovina, Series A, Variable Rate, 0.56%, due 12/11/17	1,400,594

		Brazil — 3.2%
		Foreign Government Agency — 2.2%
GBP	3,795,000	Petrobras Global Finance BV, 6.25%, due 12/14/26	4,744,344
GBP	12,225,000	Petrobras Global Finance BV, 6.63%, due 01/16/34	14,638,466
	81,900,000	Petrobras Global Finance BV, 6.85%, due 06/05/2115	70,855,785

			90,238,595

		Foreign Government Obligations — 1.0%
	4,435,000	Republic of Brazil, 8.25%, due 01/20/34	5,421,788
	21,897,000	Republic of Brazil, 7.13%, due 01/20/37	24,469,897
	10,000,000	Republic of Brazil, 5.63%, due 02/21/47	9,525,000

			39,416,685

		Total Brazil	129,655,280

		Cameroon — 0.7%
		Foreign Government Obligations
	24,000,000	Republic of Cameroon International Bond, Reg S, 9.50%, due 11/19/25	26,640,000

		Chile — 0.9%
		Corporate Debt — 0.5%
	17,000,000	Empresa Nacional de Electricidad SA, 8.13%, due 02/01/97	20,060,000

		Foreign Government Agency — 0.4%
	16,500,000	Corp Nacional del Cobre de Chile, Reg S, 4.50%, due 09/16/25	17,469,375

		Total Chile	37,529,375

		China — 0.8%
		Foreign Government Agency
	33,000,000	Export-Import Bank of China via Avi Funding Co. Ltd. (The), Reg S, 3.80%, due 09/16/25	33,866,250

		Colombia — 1.7%
		Foreign Government Agency — 0.9%
	36,500,000	Ecopetrol SA, 7.38%, due 09/18/43	38,817,750

See accompanying notes to the financial statements.	23

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Par Value†	Description	Value ($)
	Colombia — continued
	Foreign Government Obligations — 0.8%
25,000,000	Colombia Government International Bond, 5.63%, due 02/26/44	27,025,000
3,800,000	Republic of Colombia, 11.85%, due 03/09/28 (a)	5,677,043

		32,702,043

	Total Colombia	71,519,793

	Congo Republic (Brazzaville) — 1.5%
	Foreign Government Obligations
88,901,798	Republic of Congo, Reg S, Step Up, 4.00%, due 06/30/29	60,008,714

	Costa Rica — 1.2%
	Foreign Government Agency — 0.3%
15,045,000	Instituto Costarricense de Electricidad, Reg S, 6.38%, due 05/15/43	12,731,831

	Foreign Government Obligations — 0.9%
37,000,000	Costa Rica Government International Bond, Reg S, 7.16%, due 03/12/45	36,815,000

	Total Costa Rica	49,546,831

	Croatia — 0.6%
	Foreign Government Obligations
21,000,000	Croatia Government International Bond, Reg S, 5.50%, due 04/04/23	22,554,000

	Dominican Republic — 3.0%
	Asset-Backed Securities — 0.5%
22,246,187	Autopistas Del Nordeste Ltd., Reg S, 9.39%, due 04/15/24 (a)	22,085,437

	Foreign Government Agency — 0.2%
7,370,000	Banco de Reservas de la Republica Dominicana, Reg S, 7.00%, due 02/01/23	7,440,199

	Foreign Government Obligations — 2.3%
38,607,000	Dominican Republic Discount Bond, Variable Rate, 2.13%, due 08/30/24	36,087,893
15,200,000	Dominican Republic International Bond, Reg S, 8.63%, due 04/20/27	17,784,000
10,000,000	Dominican Republic International Bond, Reg S, 7.45%, due 04/30/44	10,925,000
28,000,000	Dominican Republic International Bond, Reg S, 6.85%, due 01/27/45	28,910,000

		93,706,893

	Total Dominican Republic	123,232,529

Par Value†		Description	Value ($)
		Ecuador — 0.6%
		Foreign Government Obligations
	17,500,000	Ecuador Government International Bond, Reg S, 7.95%, due 06/20/24	17,500,000
	7,000,000	Ecuador Government International Bond, Reg S, 9.65%, due 12/13/26	7,595,000

		Total Ecuador	25,095,000

		Egypt — 0.2%
		Foreign Government Obligations
	7,100,000	Egypt Government International Bond, Reg S, 8.50%, due 01/31/47 (c)	7,696,400

		El Salvador — 0.6%
		Foreign Government Obligations
	14,000,000	El Salvador Government International Bond, Reg S, 7.65%, due 06/15/35	12,862,500
	13,203,000	El Salvador Government International Bond, Reg S, 7.63%, due 02/01/41	11,981,722

		Total El Salvador	24,844,222

		Ethiopia — 0.3%
		Foreign Government Obligations
	14,000,000	Federal Democratic Republic of Ethiopia, Reg S, 6.63%, due 12/11/24	13,212,500

		Gabon — 1.0%
		Foreign Government Obligations
	37,500,000	Gabonese Republic, Reg S, 6.38%, due 12/12/24	35,906,250
	4,500,000	Gabonese Republic, Reg S, 6.95%, due 06/16/25	4,342,500

		Total Gabon	40,248,750

		Ghana — 0.9%
		Foreign Government Agency — 0.4%
	15,761,356	Saderea, Ltd., Reg S, 12.50%, due 11/30/26	15,918,969

		Foreign Government Obligations — 0.5%
	16,800,000	Republic of Ghana, Reg S, 10.75%, due 10/14/30	19,698,000

		Total Ghana	35,616,969

		Greece — 0.5%
		Foreign Government Obligations
EUR	28,882,000	Hellenic Republic Government Bond, Reg S, Step Up, 3.00%, due 02/24/36	19,257,747

24	See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Par Value†	Description	Value ($)
	Grenada — 0.2%
	Foreign Government Obligations
12,043,610	Grenada Government International Bond, Reg S, Step Up, 7.00%, due 05/12/30	6,486,267

	Guatemala — 0.5%
	Foreign Government Obligations
15,500,000	Republic of Guatemala, Reg S, 8.13%, due 10/06/34	19,491,250

	Honduras — 0.6%
	Foreign Government Obligations
20,875,000	Honduras Government International Bond, Reg S, 7.50%, due 03/15/24	22,962,500
3,500,000	Honduras Government International Bond, Reg S, 6.25%, due 01/19/27	3,539,375

	Total Honduras	26,501,875

	Hungary — 0.4%
	Foreign Government Obligations
11,792,000	Hungary Government International Bond, 7.63%, due 03/29/41	16,877,300

	Iceland — 0.2%
	Foreign Government Obligations
8,000,000	Iceland Government International Bond, Reg S, 5.88%, due 05/11/22	9,055,552

	Indonesia — 3.5%
	Foreign Government Agency — 1.3%
28,200,000	Majapahit Holding BV, Reg S, 7.88%, due 06/29/37	35,770,045
14,400,000	Pertamina Persero PT, Reg S, 6.50%, due 05/27/41	15,912,000

		51,682,045

	Foreign Government Obligations — 2.2%
43,091,000	Indonesia Government International Bond, Reg S, 6.63%, due 02/17/37	53,109,657
35,780,000	Indonesia Government International Bond, Reg S, 5.25%, due 01/17/42	37,926,800

		91,036,457

	Total Indonesia	142,718,502

	Iraq — 0.3%
	Foreign Government Obligations
15,000,000	Republic of Iraq, Reg S, 5.80%, due 01/15/28	13,245,000

Par Value†		Description	Value ($)
		Israel — 1.1%
		Foreign Government Agency
	7,243,000	Israel Electric Corp., Ltd., Reg S, 7.88%, due 12/15/26	8,777,031
JPY	2,500,000,000	Israel Electric Corp., Ltd., 4.10%, due 01/14/32	22,733,544
	12,143,000	Israel Electric Corp., Ltd., Reg S, 8.10%, due 12/15/96	14,465,349

		Total Israel	45,975,924

		Ivory Coast — 0.8%
		Foreign Government Obligations
	32,599,700	Ivory Coast Government International Bond, Reg S, Step Up, 5.75%, due 12/31/32	30,725,217

		Jamaica — 0.5%
		Foreign Government Agency — 0.1%
	4,000,000	National Road Operating & Construction Co., Ltd., Reg S, 9.38%, due 11/10/24	4,720,000

		Foreign Government Obligations — 0.4%
	12,500,000	Jamaica Government International Bond, 7.88%, due 07/28/45	14,312,500

		Total Jamaica	19,032,500

		Jordan — 0.2%
		Foreign Government Obligations
	10,000,000	Jordan Government International Bond, Reg S, 5.75%, due 01/31/27	9,675,000

		Kazakhstan — 1.2%
		Foreign Government Obligations
	43,400,000	Kazakhstan Government International Bond, Reg S, 6.50%, due 07/21/45	50,886,500

		Kenya — 0.4%
		Foreign Government Obligations
	17,000,000	Kenya Government International Bond, Reg S, 6.88%, due 06/24/24	16,745,000

		Macedonia — 0.5%
		Foreign Government Obligations
EUR	11,000,000	FYR Macedonia, Reg S, 3.98%, due 07/24/21	11,842,762
EUR	8,600,000	Macedonia Government International Bond, Reg S, 5.63%, due 07/26/23	9,608,697

		Total Macedonia	21,451,459

See accompanying notes to the financial statements.	25

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Par Value†		Description	Value ($)
		Malaysia — 0.7%
		Foreign Government Agency
	25,000,000	Petronas Capital, Ltd., Reg S, 4.50%, due 03/18/45	26,766,400

		Mexico — 9.1%
		Foreign Government Agency — 3.2%
	51,000,000	Pemex Project Funding Master Trust, 6.63%, due 06/15/35	51,382,500
	9,000,000	Petroleos Mexicanos, 6.50%, due 06/02/41	8,661,600
	10,500,000	Petroleos Mexicanos, 6.38%, due 01/23/45	9,914,100
	46,900,000	Petroleos Mexicanos, 5.63%, due 01/23/46	40,390,280
	21,000,000	Petroleos Mexicanos, 6.75%, due 09/21/47	20,685,000

			131,033,480

		Foreign Government Obligations — 5.9%
	189,848,000	United Mexican States, 5.75%, due 10/12/2110	183,488,092
GBP	46,503,000	United Mexican States, 5.63%, due 03/19/2114	55,395,130

			238,883,222

		Total Mexico	369,916,702

		Mongolia — 0.3%
		Foreign Government Obligations
	14,100,000	Mongolia Government International Bond, Reg S, 5.13%, due 12/05/22	13,095,375

		Morocco — 0.8%
		Foreign Government Agency
	30,000,000	Office Cherifien des Phosphates SA, Reg S, 6.88%, due 04/25/44	31,837,500

		Mozambique — 0.1%
		Foreign Government Obligations
	4,500,000	Mozambique International Bond, Reg S, 10.50%, due 01/18/23 (c) (d)	2,958,750

		Nigeria — 0.1%
		Foreign Government Obligations
	5,400,000	Nigeria Government International Bond, Reg S, 6.38%, due 07/12/23	5,548,500

		Oman — 0.2%
		Foreign Government Obligations
	10,000,000	Oman Government International Bond, Reg S, 4.75%, due 06/15/26	9,800,000

Par Value†	Description	Value ($)
	Pakistan — 1.0%
	Foreign Government Obligations
40,500,000	Islamic Republic of Pakistan, Reg S, 7.88%, due 03/31/36	40,950,283

	Panama — 1.0%
	Foreign Government Agency — 0.3%
13,600,000	AES Panama SRL, Reg S, 6.00%, due 06/25/22	13,957,000

	Foreign Government Obligations — 0.7%
7,295,000	Panama Government International Bond, 8.13%, due 04/28/34	9,702,350
18,908,000	Panama Government International Bond, 4.30%, due 04/29/53	17,915,330

		27,617,680

	Total Panama	41,574,680

	Paraguay — 0.2%
	Foreign Government Obligations
8,000,000	Republic of Paraguay, Reg S, 6.10%, due 08/11/44	8,270,000

	Peru — 1.5%
	Foreign Government Agency — 0.2%
12,452,000	Peru Enhanced Pass-Through Finance Ltd., Reg S, Zero Coupon, due 06/02/25	10,087,739

	Foreign Government Obligations — 1.3%
5,000,000	Peru Par Bond, Series 30 Yr., Step Up, 4.00%, due 03/07/27 (a)	4,950,000
39,120,000	Republic of Peru, 5.63%, due 11/18/50	46,112,700

		51,062,700

	Total Peru	61,150,439

	Philippines — 3.2%
	Foreign Government Agency — 2.4%
25,651,000	Central Bank of Philippines, Series A, 8.60%, due 06/15/27	35,861,894
40,550,000	National Power Corp., Global Bond, 9.63%, due 05/15/28	61,380,133

		97,242,027

	Foreign Government Obligations — 0.8%
27,354,000	Republic of Philippines, 6.38%, due 01/15/32	35,560,200

	Total Philippines	132,802,227

26	See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Par Value†		Description	Value ($)
		Romania — 0.4%
		Foreign Government Obligations
	13,594,000	Romanian Government International Bond, Reg S, 6.13%, due 01/22/44	16,465,733

		Russia — 4.7%
		Foreign Government Agency — 2.4%
	30,000,000	Gazprom Neft OAO Via GPN Capital SA, Reg S, 4.38%, due 09/19/22	30,300,000
	38,800,000	Gazprom OAO Via Gaz Capital SA, Reg S, 8.63%, due 04/28/34	50,556,400
	15,700,000	Sberbank of Russia Via SB Capital SA, Reg S, 5.13%, due 10/29/22	16,072,875

			96,929,275

		Foreign Government Obligations — 2.3%
	21,600,000	Russian Foreign Bond, Reg S, 5.63%, due 04/04/42	23,544,000
	62,200,000	Russian Foreign Bond, Reg S, 5.88%, due 09/16/43	70,286,000

			93,830,000

		Total Russia	190,759,275

		Rwanda — 0.1%
		Foreign Government Obligations
	5,000,000	Rwanda International Government Bond, Reg S, 6.63%, due 05/02/23	5,037,500

		Serbia — 0.1%
		Foreign Government Obligations
	2,718,803	Republic of Serbia, Reg S, Step Up, 6.75%, due 11/01/24	2,746,603

		South Africa — 0.6%
		Foreign Government Agency
	21,000,000	Eskom Holdings SOC, Ltd., Reg S, 7.13%, due 02/11/25	21,735,000
ZAR	163,000,000	Eskom Holdings SOC, Ltd., Zero Coupon, due 12/31/32	1,879,455
ZAR	20,000,000	Transnet, Ltd., 13.50%, due 04/18/28	1,708,085

		Total South Africa	25,322,540

		Sri Lanka — 1.2%
		Foreign Government Obligations
	19,000,000	Sri Lanka Government International Bond, Reg S, 6.13%, due 06/03/25	19,190,000
	17,000,000	Sri Lanka Government International Bond, Reg S, 6.85%, due 11/03/25	17,722,500
	13,500,000	Sri Lanka Government International Bond, Reg S, 6.83%, due 07/18/26	14,056,875

		Total Sri Lanka	50,969,375

Par Value†		Description	Value ($)
		Suriname — 0.4%
		Foreign Government Obligations
	15,496,000	Republic of Suriname, 144A, 9.25%, due 10/26/26	15,399,150

		Thailand — 0.2%
		Foreign Government Agency
	7,000,000	PTT PCL, Reg S, 4.50%, due 10/25/42	6,746,250

		Trinidad And Tobago — 0.6%
		Foreign Government Agency — 0.3%
	6,000,000	Petroleum Company of Trinidad and Tobago Ltd., Reg S, 9.75%, due 08/14/19	6,442,500
	7,000,000	Trinidad Generation UnLtd, 144A, 5.25%, due 11/04/27	6,956,250

			13,398,750

		Foreign Government Obligations — 0.3%
	10,000,000	Trinidad & Tobago Government International Bond, Reg S, 4.50%, due 08/04/26	10,075,000

		Total Trinidad And Tobago	23,473,750

		Tunisia — 1.6%
		Foreign Government Agency
JPY	7,000,000,000	Banque Centrale de Tunisie SA, 4.30%, due 08/02/30	47,354,133
JPY	2,500,000,000	Banque Centrale de Tunisie SA, 4.20%, due 03/17/31	16,689,661

		Total Tunisia	64,043,794

		Turkey — 4.3%
		Foreign Government Agency — 0.3%
	12,800,000	Export Credit Bank of Turkey, 144A, 5.38%, due 10/24/23	12,528,000

		Foreign Government Obligations — 4.0%
	69,302,000	Republic of Turkey, 6.75%, due 05/30/40	72,767,100
	87,891,000	Republic of Turkey, 6.00%, due 01/14/41	84,814,815
	3,700,000	Turkey Government International Bond, 6.63%, due 02/17/45	3,861,875

			161,443,790

		Total Turkey	173,971,790

		Ukraine — 1.3%
		Foreign Government Agency — 0.3%
	7,900,000	Oschadbank Via SSB #1 Plc, Reg S, Step Up, 9.63%, due 03/20/25	7,718,300
	3,700,000	Ukreximbank Via Biz Finance Plc, Reg S, 9.75%, due 01/22/25	3,622,300

			11,340,600

See accompanying notes to the financial statements.	27

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Par Value†	Description	Value ($)
	Ukraine — continued
	Foreign Government Obligations — 1.0%
2,957,000	Ukraine Government International Bond, Reg S, 7.75%, due 09/01/19	2,971,785
6,019,000	Ukraine Government International Bond, Reg S, 7.75%, due 09/01/21	5,892,601
6,019,000	Ukraine Government International Bond, Reg S, 7.75%, due 09/01/22	5,820,373
6,019,000	Ukraine Government International Bond, Reg S, 7.75%, due 09/01/23	5,748,145
6,019,000	Ukraine Government International Bond, Reg S, 7.75%, due 09/01/24	5,666,888
6,019,000	Ukraine Government International Bond, Reg S, 7.75%, due 09/01/25 (c)	5,612,718
6,019,000	Ukraine Government International Bond, Reg S, 7.75%, due 09/01/26 (c)	5,579,613
6,869,000	Ukraine Government International Bond, Reg S, 7.75%, due 09/01/27 (c)	6,340,087

		43,632,210

	Total Ukraine	54,972,810

	United States — 9.2%
	Asset-Backed Securities — 0.6%
1,939,177	Aircraft Finance Trust, Series 99-1A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .48%, 1.25%, due 05/15/24	378,140
6,892,864	Countrywide Home Equity Loan Trust, Series 05-F, Class 2A, AMBAC, Variable Rate, 1 mo. LIBOR + .24%, 1.01%, due 12/15/35 ◆	6,475,956
3,395,875	Countrywide Home Equity Loan Trust, Series 05-H, Class 2A, FGIC, Variable Rate, 1 mo. LIBOR + .24%, 1.01%, due 12/15/35 ◆	2,997,700
2,791,856	Countrywide Home Equity Loan Trust, Series 06-D, Class 2A, A, Variable Rate, 1 mo. LIBOR + .20%, 0.97%, due 05/15/36 ◆	2,420,706
11,121,231	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A3, Variable Rate, 1 mo. LIBOR + .15%, 0.92%, due 11/25/36 ◆	5,354,269
11,269,514	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A4, Variable Rate, 1 mo. LIBOR + .22%, 0.99%, due 11/25/36 ◆	5,474,134
6,069,197	Wamu Asset-Backed Certificates, Series 07-HE2, Class 2A4, Variable Rate, 1 mo. LIBOR + .36%, 1.13%, due 04/25/37 ◆	2,929,467

		26,030,372

	U.S. Government — 8.6%
74,668,300	U.S. Treasury Inflation Indexed Note, 0.13%, due 01/15/22 (e)	75,501,748
30,000,000	U.S. Treasury Note, 0.63%, due 06/30/17	29,998,830

Par Value†	Description	Value ($)
	United States — continued
	U.S. Government — continued
17,000,000	U.S. Treasury Note, 0.63%, due 11/30/17	16,973,446
58,000,000	U.S. Treasury Note, 1.00%, due 12/15/17	58,067,976
170,000,000	U.S. Treasury Note, 0.75%, due 02/28/18 (c) (f)	169,654,730

		350,196,730

	Total United States	376,227,102

	Uruguay — 1.2%
	Foreign Government Obligations
51,000,000	Uruguay Government International Bond, 5.10%, due 06/18/50	48,067,500

	Venezuela — 7.8%
	Foreign Government Agency — 4.7%
131,893,000	Electricidad de Caracas Finance BV, Reg S, 8.50%, due 04/10/18	100,403,546
176,000,000	Petroleos de Venezuela SA, Reg S, 6.00%, due 05/16/24	68,640,000
54,000,000	Petroleos de Venezuela SA, Reg S, 6.00%, due 11/15/26	20,166,300

		189,209,846

	Foreign Government Obligations — 3.1%
20,028,000	Venezuela Government International Bond, Reg S, 7.75%, due 10/13/19	13,018,200
63,611,000	Venezuela Government International Bond, Reg S, 6.00%, due 12/09/20	35,145,078
152,093,000	Venezuela Government International Bond, Reg S, 9.00%, due 05/07/23	79,468,592

		127,631,870

	Total Venezuela	316,841,716

	Vietnam — 0.4%
	Foreign Government Agency — 0.3%
23,804,000	Debt and Asset Trading Corp., Reg S, 1.00%, due 10/10/25	13,842,026

	Foreign Government Obligations — 0.1%
5,000,000	Socialist Republic of Vietnam, Series 30 Yr., Variable Rate, 2.06%, due 03/13/28	4,212,500

	Total Vietnam	18,054,526

	Zambia — 0.9%
	Foreign Government Obligations
26,560,000	Zambia Government International Bond, Reg S, 8.50%, due 04/14/24	27,622,400
7,700,000	Zambia Government International Bond, Reg S, 8.97%, due 07/30/27	8,085,000

	Total Zambia	35,707,400

	TOTAL DEBT OBLIGATIONS (COST $3,527,506,847)	3,647,026,487

28	See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Par Value†		Description	Value ($)
		LOAN ASSIGNMENTS — 0.1%

		Indonesia
	3,744,000	Republic of Indonesia Loan Agreement, dated June 14, 1995, 6 mo. LIBOR + 0.88%, 1.19%, due 12/14/19	3,514,867
	816,140	Republic of Indonesia Loan Agreement, dated September 14, 1994, 6 mo. LIBOR + 0.75%, 1.25%, due 12/16/19	746,769
EUR	758,538	Republic of Indonesia, Indonesia Paris Club Debt, 4.00%, due 06/01/21	646,894

		TOTAL LOAN ASSIGNMENTS (COST $4,947,129)	4,908,530

		LOAN PARTICIPATIONS — 1.6%

		Angola — 0.9%
	24,325,000	Republic of Angola Loan Agreement (Participation with Development Bank of Southern Africa), 6 mo. LIBOR + 6.25%, 6.60%, due 12/13/23	20,980,312
	15,750,000	Republic of Angola Loan Agreement (Participation with Development Bank of Southern Africa), 6 mo. LIBOR + 6.25%, 6.60%, due 12/20/23	13,584,375

		Total Angola	34,564,687

		Egypt — 0.0%
CHF	101,538	Paris Club Loan Agreement (Participation with Standard Chartered Bank), Zero Coupon, due 01/03/24 (a)	88,657

		Indonesia — 0.1%
	4,693,433	Republic of Indonesia Loan Agreement (Participation with Deutsche Bank), 6 mo. LIBOR + .88%, 2.12%, due 09/29/19	4,294,491

		Iraq — 0.5%
JPY	3,187,851,941	Republic of Iraq Paris Club Loan Agreement (Participation with Deutsche Bank), Variable Rate, due 01/01/28	18,481,126
JPY	416,530,877	Republic of Iraq Paris Club Loan Agreement (Participation with Deutsche Bank), Variable Rate, due 01/01/28	2,415,141

		Total Iraq	20,896,267

		Russia — 0.0%
EUR	57,042,402	Russian Foreign Trade Obligations (Participation with GML International Ltd.) (d)	2

Par Value† / Shares		Description	Value ($)
		Vietnam — 0.1%
JPY	532,049,391	Socialist Republic of Vietnam Loan Agreement (Participation with Deutsche Bank), 6 mo. JPY LIBOR + .60%, 0.60%, due 09/01/17	4,351,302

		TOTAL LOAN PARTICIPATIONS (COST $87,094,169)	64,195,406

		MUTUAL FUNDS — 2.5%

		United States — 2.5%
		Affiliated Issuers — 2.5%
	568,012	GMO Opportunistic Income Fund, Class VI	14,643,342
	3,491,101	GMO U.S. Treasury Fund	87,277,534

		TOTAL MUTUAL FUNDS (COST $99,161,727)	101,920,876

		RIGHTS/WARRANTS — 1.1%

		Argentina — 0.8%
EUR	298,220,524	Republic of Argentina GDP Linked, Expires 12/15/35	31,277,532

		Nigeria — 0.1%
	27,000	Central Bank of Nigeria Oil Warrants, Expires 11/15/20	2,076,250

		Ukraine — 0.1%
	13,276,000	Government of Ukraine GDP Linked, Expires 05/31/40	4,029,266

		Uruguay — 0.0%
	4,000,000	Banco Central Del Uruguay Value Recovery Rights, VRRB, Expires 01/02/21* (a)	—

		Venezuela — 0.1%
	959,065	Republic of Venezuela Oil Warrants, Expires 04/15/20	5,994,156

		TOTAL RIGHTS/WARRANTS (COST $50,169,932)	43,377,204

		SHORT-TERM INVESTMENTS — 5.2%

		Money Market Funds — 0.1%
	4,113,742	State Street Institutional Treasury Plus Money Market Fund-Premier Class, 0.41 (g)	4,113,742

See accompanying notes to the financial statements.	29

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Par Value†	Description	Value ($)
	U.S. Government — 5.1%
25,000,000	U.S. Treasury Note, 1.00%, due 03/31/17	25,012,325
30,000,000	U.S. Treasury Note, 0.88%, due 05/15/17	30,023,820
14,500,000	U.S. Treasury Note, 0.63%, due 05/31/17	14,504,089
10,000,000	U.S. Treasury Note, 0.88%, due 07/15/17	10,007,810
50,000,000	U.S. Treasury Note, 1.88%, due 09/30/17 (f)	50,328,100
20,000,000	U.S. Treasury Note, 0.88%, due 10/15/17	20,010,940
10,000,000	U.S. Treasury Note, 0.75%, due 10/31/17	9,996,880
10,000,000	U.S. Treasury Note, 2.25%, due 11/30/17	10,104,690
40,000,000	U.S. Treasury Note, 0.88%, due 01/15/18	39,992,200

	Total U.S. Government	209,980,854

	TOTAL SHORT-TERM INVESTMENTS (COST $214,136,869)	214,094,596

	TOTAL INVESTMENTS —99.8% (Cost $3,983,016,673)	4,075,523,099
	Other Assets and Liabilities (net) — 0.2%	9,721,988

	TOTAL NET ASSETS — 100.0%	$4,085,245,087

A summary of outstanding financial instruments at February 28, 2017 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
03/20/2017	BOA	EUR	31,000,000	USD	33,069,033	$201,461

Reverse Repurchase Agreements (h)

Face Value		Description	Value ($)
USD	5,970,071	JP Morgan Securities, Inc., 0.35%, dated 01/09/17, (collateral: Ukraine Government International Bond, Reg S, 7.75%, due 09/01/27), to be repurchased on demand at face value plus accrued interest.	$(5,970,071)
USD	10,381,723	JP Morgan Securities, Inc., 0.50%, dated 02/02/17, (collateral: Republic of Argentina, Reg S, 7.63%, due 04/22/46), to be repurchased on demand at face value plus accrued interest.	(10,381,723)
USD	2,725,977	JP Morgan Securities, Inc., 0.25%, dated 01/04/17, (collateral: Mozambique International Bond, Reg S, 10.50%, due 01/18/23), to be repurchased on demand at face value plus accrued interest.	(2,725,977)
USD	5,879,903	JP Morgan Securities, Inc., 0.25%, dated 01/24/17 (collateral Ukraine Government International Bond, Reg S, 7.75%, due 09/01/25), to be repurchased on demand at face value plus accrued interest.	(5,879,903)
USD	5,900,898	JP Morgan Securities, Inc., 0.25%, dated 01/24/17 (collateral Ukraine Government International Bond, Reg S, 7.75%, due 09/01/26), to be repurchased on demand at face value plus accrued interest.	(5,900,898)
USD	1,734,064	JP Morgan Securities, Inc., 0.25%, dated 01/27/17, (collateral: Egypt Government International Bond, Reg S, 8.50%, due 01/31/47), to be repurchased on demand at face value plus accrued interest.	(1,734,064)

			$(32,592,636)

		Average balance outstanding	$(25,472,827)
		Average interest rate	0.32%
		Maximum balance outstanding	$(48,171,581)

Average balance outstanding was calculated based on daily face value balances outstanding during the period that the Fund had entered into reverse repurchase agreements.

30	See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2017

Credit Linked Options

Principal Amount			Expiration Date	Description	Premiums	Value ($)
Put Sold	USD	62,000,000	03/21/2017	Lebanese Republic Credit Linked Put Option, Fund receives premium of 0.50% (OTC) (CP-DB) (a)	$1,258,083	$65,339
Put Sold	USD	70,000,000	07/14/2017	Turkiye Is Bankasi A.S. Credit Linked Put Option, Fund receives premium of 0.40% (OTC) (CP-DB) (a)	1,147,222	51,495
Put Sold	USD	70,000,000	04/03/2018	Turkiye Cumhuriyeti Ziraat Bankasi A.S. Credit Linked Put Option, Fund receives premium of 0.40% (OTC) (CP-DB) (a)	1,136,333	114,889
Put Sold	USD	45,000,000	01/20/2021	Republic of Philippines Credit Linked Put Option, Fund receives premium of 0.25% (OTC) (CP-DB) (a)	302,188	61,310
Put Sold	USD	43,000,000	04/15/2024	Banco do Brasil Credit Linked Put Option, Fund receives premium of 0.30% (OTC) (CP-DB) (a)	450,784	(286,302)
Put Sold	USD	100,000,000	04/15/2024	Banco do Brasil Credit Linked Put Option, Fund receives premium of 0.44% (OTC) (CP-DB) (a)	1,932,333	(2,063,503)

					$6,226,943	$(2,056,772)

Swap Contracts

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) ^	Annual Premium	Implied Credit Spread (1)	Reference Entity	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Net Unrealized Appreciation/ (Depreciation)
19,500,000	USD	3/20/2017	DB	Receive	5.00%	36.47%	Bolivarian Republic of Venezuela	19,500,000	USD	$(338,966)
2,500,000	USD	5/20/2017	DB	(Pay)	1.05%	0.29%	Republic of Peru	NA		(4,191)
32,000,000	PEN	5/20/2017	DB	Receive	0.79%	0.12%	Republic of Peru	32,000,000	PEN	14,514
4,500,000	USD	7/20/2017	JPM	Receive	3.30%	2.24%	Republic of Jamaica	4,500,000	USD	18,079
5,400,000	EUR	3/20/2018	DB	Receive	1.00%	3.66%	Republic of Macedonia	5,400,000	EUR	(159,188)
50,000,000	USD	6/20/2019	JPM	(Pay)	1.00%	1.19%	Republic of Brazil	NA		220,633
44,000,000	USD	6/20/2019	JPM	(Pay)	1.00%	1.00%	Republic of Croatia	NA		746
6,000,000	USD	6/20/2020	DB	Receive	1.00%	2.19%	Commonwealth of Bahamas	6,000,000	USD	(221,846)
42,000,000	EUR	12/20/2020	DB	(Pay)	1.00%	2.09%	Commonwealth of Bahamas	NA		1,788,964
57,000,000	USD	12/20/2020	DB	Receive	1.00%	2.39%	Commonwealth of Bahamas	57,000,000	USD	(2,793,278)
10,000,000	USD	12/20/2022	JPM	Receive	1.00%	1.27%	Republic of Malaysia	10,000,000	USD	(142,237)
15,000,000	USD	12/20/2022	JPM	Receive	1.00%	1.47%	Indonesia	15,000,000	USD	(374,616)
6,000,000	USD	6/20/2023	DB	Receive	1.00%	3.29%	Commonwealth of Bahamas	6,000,000	USD	(723,971)
200,000,000	USD	6/20/2023	DB	(Pay)	1.00%	2.17%	Republic of Croatia	NA		13,241,501
160,000,000	EUR	6/20/2023	DB	Receive	1.00%	2.17%	Republic of Croatia	160,000,000	EUR	(11,882,635)
3,000,000	USD	6/20/2023	DB	Receive	1.00%	3.29%	Commonwealth of Bahamas	3,000,000	USD	(361,986)
40,000,000	USD	6/20/2023	JPM	Receive	1.00%	2.17%	Republic of Croatia	40,000,000	USD	(2,648,300)
20,000,000	USD	3/20/2024	JPM	Receive	1.00%	1.42%	Republic of Malaysia	20,000,000	USD	(529,943)
22,750,000	USD	6/20/2024	JPM	Receive	1.00%	2.84%	Republic of Brazil	22,750,000	USD	(2,606,329)
60,000,000	USD	6/20/2024	JPM	Receive	1.00%	1.23%	Peoples Republic of China	60,000,000	USD	(931,526)
27,250,000	USD	6/20/2024	JPM	Receive	1.00%	2.84%	Republic of Brazil	27,250,000	USD	(3,121,867)
25,000,000	USD	3/20/2025	GS	Receive	1.00%	1.29%	Republic of China	25,000,000	USD	(517,545)
91,000,000	USD	6/20/2025	DB	Receive	1.00%	5.94%	Commonwealth of Bahamas	91,000,000	USD	(7,934,678)
68,000,000	EUR	6/20/2025	DB	(Pay)	1.00%	5.56%	Commonwealth of Bahamas	NA		5,832,673

See accompanying notes to the financial statements.	31

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2017

Credit Default Swaps — Continued

Notional Amount		Expiration Date	Counterparty	Receive (Pay) ^	Annual Premium	Implied Credit Spread (1)	Reference Entity	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Net Unrealized Appreciation/ (Depreciation)
10,000,000	USD	6/20/2025	GS	Receive	1.00%	1.73%	Indonesia	10,000,000	USD	$(519,831)
25,000,000	USD	6/20/2025	GS	Receive	1.00%	1.73%	Indonesia	25,000,000	USD	(1,299,577)
20,000,000	USD	6/20/2025	GS	Receive	1.00%	1.31%	Republic of China	20,000,000	USD	(449,043)
21,000,000	USD	6/20/2026	GS	Receive	1.00%	2.71%	Republic of South Africa	21,000,000	USD	(2,732,346)
8,000,000	USD	12/20/2026	GS	Receive	1.00%	2.49%	Republic of Russia	8,000,000	USD	(946,819)
10,000,000	USD	12/20/2026	JPM	Receive	1.00%	2.76%	Republic of South Africa	10,000,000	USD	(1,383,832)
15,000,000	USD	12/20/2026	JPM	Receive	1.00%	2.76%	Republic of South Africa	15,000,000	USD	(2,075,748)
10,000,000	USD	12/22/2026	GS	Receive	1.00%	2.76%	Republic of South Africa	10,000,000	USD	(1,383,832)
40,000,000	USD	3/20/2030	JPM	Receive	1.00%	3.06%	Republic of Brazil	40,000,000	USD	(7,580,654)
20,000,000	USD	9/20/2031	GS	(Pay)	1.00%	2.17%	United Mexican States	NA		2,469,151

										$(30,078,523)

							Premiums Paid (Received)			$43,187,264

^	Receive - Fund receives a premium and sells credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(Pay) - Fund pays a premium and buys credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(1)	As of February 28, 2017, implied credit spreads in absolute terms, calculated using a model, and utilized in determining the market value of credit default swap contracts on the reference security, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e., higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

Cross-Currency Basis Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund Receives	Net Unrealized Appreciation/ (Depreciation)
120,000,000	EUR	9/11/2020	JPM	3 Month EURIBOR plus a spread of (0.35)%	3 Month USD LIBOR	$2,157,337

					Premiums Paid (Received)	$—

Cross-Currency Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
14,000,000,000	JPY	4/28/2025	GS	(Pay)	(0.22)%	3 Month USD LIBOR	$(7,526,450)
50,000,000	GBP	3/10/2026	JPM	(Pay)	1.17%	3 Month USD LIBOR	43,291

							$(7,483,159)

						Premiums Paid (Received)	$—

#	Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

32	See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2017

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
70,000,000	USD	9/1/2045	JPMF (i)	(Pay)	2.69%	3 Month USD LIBOR	$(929,507)

							$(929,507)

						Premiums Paid (Received)	$—

#	Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

As of February 28, 2017, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

†	Denominated in U.S. Dollar, unless otherwise indicated.

*	Non-income producing security.

◆	These securities are primarily backed by subprime mortgages.

(a)	Investment valued at fair value using methods determined in good faith by the Trustees of GMO Trust or persons acting at their direction pursuant to procedures approved by the Trustees (Note 2).

(b)	Security is backed by U.S. Treasury Bonds.

(c)	All or a portion of this security has been pledged to cover collateral requirements on reverse repurchase agreements (Note 2).

(d)	Security is in default.

(e)	Indexed security in which price and/or coupon is linked to the price of a specific instrument or financial statistic (Note 2).

(f)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any (Note 4).

(g)	The rate disclosed is the 7 day net yield as of February 28, 2017.

(h)	Reverse repurchase agreements have an open maturity date and can be closed by either party on demand.

(i)	Swap was cleared through the CME Group Inc.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 52.

See accompanying notes to the financial statements.	33

GMO Opportunistic Income Fund (formerly GMO Debt Opportunities Fund)

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Developed Fixed Income team at Grantham, Mayo, Van Otterloo  & Co. LLC.

Management Discussion and Analysis of Fund Performance

Although the Fund is not managed relative to any securities market index or benchmark, a discussion of the Fund’s performance relative to Barclays U.S. Securitized + Index is included for comparative purposes.

Class VI shares of GMO Opportunistic Income Fund returned +7.62% (net) for the fiscal year ended February 28, 2017, as compared with +1.43% for the Barclays U.S. Securitized + Index. The Fund outperformed its benchmark during the fiscal year by +6.19%, with allocation to longer duration mortgage-backed products contributing to outperformance.

More specifically outperformance was driven by sector allocation assets, such as residential and commercial mortgage-backed securities (RMBS & CMBS), which despite some market volatility, were top performers on the year. In asset-backed products, such as auto ABS, esoteric ABS, and student loan ABS deals, the Fund added additional performance in less volatile markets. Securitizations related to corporate debt markets, such as collateralized loan obligations (CLO), outperformed, adding additional alpha throughout the year. At fiscal year-end, approximately 26% of the portfolio was rated AAA (including cash and cash equivalents), 40% of the portfolio was rated single-A or better, and 51% of the portfolio was rated below BBB.

Effective January 1, 2017, the Fund’s investment objective changed from “positive total return” to “capital appreciation and current income” and, in conjunction with a change in the Fund’s name from “GMO Debt Opportunities Fund” to “GMO Opportunistic Income Fund,” the Fund eliminated its name policy that required the Fund to invest at least 80% of its assets in debt investments. Also effective January 1, 2017, the Fund’s investment management fee increased from 0.25% to 0.40% of the Fund’s average daily net assets. Performance of the Fund for periods prior to January 1, 2017 reflects the Fund’s annual operating expenses during those periods, and would have been lower if the current management fee were in effect. Effective January 1, 2017, the Fund changed its benchmark from the J.P. Morgan U.S. 3-Month Cash Index to the Barclays U.S. Securitized Index because GMO believes the Barclays U.S. Securitized Index is more representative of the Fund’s investment strategy.

*The Barclays U.S. Securitized + is an internally maintained benchmark computed by GMO, comprised of the J.P. Morgan U.S. 3 Month Cash index through 12/30/2016 and the Bloomberg Barclays U.S. Securitized: MBS, ABS, CMBS Index thereafter.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

34

GMO Opportunistic Income Fund (Formerly GMO Debt Opportunities Fund)

(A Series of GMO Trust)

Comparison of Change in Value of a $300,000,000 Investment in GMO Opportunistic Income Fund (Formerly GMO Debt Opportunities Fund^) Class VI Shares and the Barclays U.S. Securitized + As of February 28, 2017

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .40% on the purchase and .40% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

*	Beginning December 21, 2015 the pricing source for certain fixed income assets of the Fund changed, which may have had a material impact on the Fund’s performance for the period shown.

^	Effective February 12, 2014, GMO Debt Opportunities Fund (the “Acquired Fund”) merged into GMO Short-Duration Collateral Fund (the “Acquiring Fund”) and the surviving entity was renamed GMO Debt Opportunities Fund. For accounting and financial reporting purposes, the Acquired Fund is the surviving entity, meaning that the combined entity adopted the historical financial reporting and performance history of the Acquired Fund. The information shown prior to February 12, 2014 is that of the Acquired Fund and reflects the Acquired Fund’s performance.

35

GMO Opportunistic Income Fund (formerly GMO Debt Opportunities Fund)

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2017 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Debt Obligations	89.7%
Short-Term Investments	5.9
Mutual Funds	4.8
Swap Contracts	1.1
Options Purchased	0.1
Forward Currency Contracts	0.0 ^
Written Options	(0.1)
Securities Sold Short	(2.3)
Other	0.8

100.0%

Industry Sector Summary	% of Debt Obligations
Student Loans	21.9%
Collateralized Loan Obligations	14.4
Commercial Mortgage-Backed Securities	13.4
Small Balance Commercial Mortgages	9.8
U.S. Government Agency	9.4
Residential Mortgage-Backed Securities – Other	9.3
Auto Retail Subprime	7.2
Residential Mortgage-Backed Securities – Prime	4.7
Residential Mortgage-Backed Securities – Alt-A	3.3
Residential Mortgage-Backed Securities – Subprime	1.9
Collateralized Debt Obligations	1.5
Time Share	1.2
Auto Retail Prime	1.0
Business Equipment Loans	0.8
Other	0.2

100.0%

&	In the table above, derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation rather than notional amounts.

^	Rounds to 0.0%.

36

GMO Opportunistic Income Fund (formerly GMO Debt Opportunities Fund)

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2017

Par Value†	Description	Value ($)
	DEBT OBLIGATIONS — 89.7%

	Asset-Backed Securities — 81.2%
	Auto Retail Prime — 0.9%
13,120,000	California Republic Auto Receivables Trust, Series 13-1, Class C, 144A, 3.25%, due 03/16/20	13,211,800
985,600	California Republic Auto Receivables Trust, Series 14-1, Class C, 3.40%, due 12/15/20	999,651

	Total Auto Retail Prime	14,211,451

	Auto Retail Subprime — 6.5%
3,500,000	AmeriCredit Automobile Receivables Trust, Series 13-1, Class E, 144A, 2.64%, due 07/08/20	3,516,647
13,720,000	AmeriCredit Automobile Receivables Trust, Series 14-2, Class E, 3.37%, due 11/08/21	13,899,143
2,804,000	CarFinance Capital Auto Trust, Series 13-1A, Class D, 144A, 4.68%, due 11/15/19	2,828,898
2,651,300	CarFinance Capital Auto Trust, Series 13-2A, Class D, 144A, 5.93%, due 08/15/19	2,691,139
1,073,840	CarFinance Capital Auto Trust, Series 13-2A, Class E, 144A, 7.86%, due 10/15/20	1,097,303
2,592,000	CarFinance Capital Auto Trust, Series 14-1A, Class C, 144A, 3.45%, due 04/15/20	2,632,871
1,524,850	CarFinance Capital Auto Trust, Series 14-1A, Class D, 144A, 4.90%, due 04/15/20	1,566,609
4,130,000	CFC LLC, Series 14-2A, Class E, 144A, 5.36%, due 11/15/21	4,154,150
276,397	CPS Auto Receivables Trust, Series 13-A, Class D, 144A, 4.41%, due 06/15/20	276,560
52,931	CPS Auto Receivables Trust, Series 13-A, Class E, 144A, 6.41%, due 06/15/20	53,088
1,161,267	CPS Auto Receivables Trust, Series 13-B, Class D, 144A, 4.66%, due 09/15/20	1,162,027
51,150	CPS Auto Receivables Trust, Series 13-B, Class E, 144A, 6.41%, due 09/15/20	51,224
4,000,000	CPS Auto Receivables Trust, Series 14-A, Class C, 144A, 3.29%, due 02/18/20	4,023,000
1,500,000	CPS Auto Receivables Trust, Series 14-A, Class D, 144A, 5.11%, due 02/18/20	1,518,639
1,302,800	CPS Auto Receivables Trust, Series 14-B, Class D, 144A, 4.62%, due 05/15/20	1,308,870
1,049,647	CPS Auto Receivables Trust, Series 15-C, Class D, 144A, 4.63%, due 08/16/21	1,057,519
323,916	CPS Auto Trust, Series 12-D, Class D, 144A, 4.82%, due 03/16/20	323,767
3,606,187	DT Auto Owner Trust, Series 13-1A, Class D, 144A, 3.74%, due 05/15/20	3,610,178
4,309,088	DT Auto Owner Trust, Series 13-2A, Class D, 144A, 4.18%, due 06/15/20	4,335,164
4,390,500	DT Auto Owner Trust, Series 14-2A, Class D, 144A, 3.68%, due 04/15/21	4,442,449

Par Value†	Description	Value ($)
	Asset-Backed Securities — continued
	Auto Retail Subprime — continued
5,847,188	DT Auto Owner Trust, Series 15-2A, Class D, 144A, 4.25%, due 02/15/22	5,903,790
6,000,000	Exeter Automobile Receivables Trust, Series 13-2A, Class D, 144A, 6.81%, due 08/17/20	6,208,172
6,000,000	Exeter Automobile Receivables Trust, Series 14-1A, Class C, 144A, 3.57%, due 07/15/19	6,040,387
6,000,000	Exeter Automobile Receivables Trust, Series 14-1A, Class D, 144A, 5.53%, due 02/16/21	6,196,025
5,000,000	Exeter Automobile Receivables Trust, Series 14-2A, Class C, 144A, 3.26%, due 12/16/19	5,037,843
4,875,000	Exeter Automobile Receivables Trust, Series 14-2A, Class D, 144A, 4.93%, due 12/15/20	4,989,811
1,938,500	Flagship Credit Auto Trust, Series 13-1, Class D, 144A, 5.38%, due 07/15/20	1,951,779
1,144,000	Flagship Credit Auto Trust, Series 13-2, Class C, 144A, 4.42%, due 12/16/19	1,156,904
3,000,000	Flagship Credit Auto Trust, Series 14-1, Class C, 144A, 3.34%, due 04/15/20	3,007,774
1,629,900	Flagship Credit Auto Trust, Series 14-1, Class D, 144A, 4.83%, due 06/15/20	1,670,279
1,400,000	Flagship Credit Auto Trust, Series 14-1, Class E, 144A, 5.71%, due 08/16/21	1,441,624

	Total Auto Retail Subprime	98,153,633

	Business Equipment Loans — 0.7%
127,390	LEAF Receivables Funding 9 LLC, Series 13-1, Class B, 144A, 2.80%, due 09/15/21	127,422
2,841,000	LEAF Receivables Funding 9 LLC, Series 13-1, Class D, 144A, 5.11%, due 09/15/21	2,869,410
5,700,000	LEAF Receivables Funding 9 LLC, Series 13-1, Class E1, 144A, 6.00%, due 09/15/21	5,764,085
2,282,000	LEAF Receivables Funding 9 LLC, Series 13-1, Class E2, 144A, 6.00%, due 09/15/21	2,316,559

	Total Business Equipment Loans	11,077,476

	Collateralized Debt Obligations — 1.3%
16,702,121	GS Mortgage Securities Corp., Series 06-CC1, Class A, 144A, Variable Rate, 5.45%, due 03/21/46	12,777,123
7,620,559	Nomura CRE CDO, Series 07-2A, Class B, 144A, 3 mo. LIBOR + .33%, 1.38%, due 05/21/42	7,239,531

	Total Collateralized Debt Obligations	20,016,654

See accompanying notes to the financial statements.	37

GMO Opportunistic Income Fund (formerly GMO Debt Opportunities Fund)

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Par Value†	Description	Value ($)
	Asset-Backed Securities — continued
	Collateralized Loan Obligations — 12.9%
1,043,954	Acis CLO Ltd., Series 13-2A, Class C1, 144A, 3 mo. LIBOR + 2.82%, 3.84%, due 10/14/22	1,044,345
7,000,000	Ares IIIR/IVR CLO Ltd., Series 07-3RA, Class E, 144A, 3 mo. LIBOR + 3.50%, 4.52%, due 04/16/21	6,999,769
1,368,000	Ares IIIR/IVR CLO Ltd., Series 07-3RX, Class E, Reg S, 3 mo. LIBOR + 3.50%, 4.52%, due 04/16/21	1,367,955
37,276,500	Arrowpoint CLO Ltd., Series 15-4A, Class A, 144A, Variable Rate, 3 mo. LIBOR + 1.55%, 2.57%, due 04/18/27	37,377,072
3,480,000	Atrium XI, Series 11A, Class B, 144A, Variable Rate, 3 mo. LIBOR + 2.15%, 3.19%, due 10/23/25	3,482,707
1,566,000	Carlyle Daytona CLO Ltd., Series 07-1A, Class B1L, 144A, 3 mo. LIBOR + 1.35%, 2.39%, due 04/27/21	1,559,501
5,603,000	CIFC Funding Ltd., Series 13A-4A, Class C2R, 144A, 3 mo. LIBOR + 2.25%, due 11/27/24	5,603,000
1,522,500	CIFC Funding Ltd., Series 07-3X, Class C, Reg S, Variable Rate, 3 mo. LIBOR + 2.60%, 3.63%, due 07/26/21	1,523,983
7,327,000	CIFC Funding Ltd., Series 13A-4A, Class C1R, 144A, 3 mo. LIBOR + 2.25%, due 11/27/24	7,327,000
3,750,000	CIFC Funding Ltd., Series 15-5A, Class D, 144A, Variable Rate, 3 mo. LIBOR + 6.30%, 7.34%, due 10/25/27	3,721,710
4,968,000	Cumberland Park CLO Ltd., Series 15-2A, Class C, 144A, 3 mo. LIBOR + 2.85%, 3.88%, due 07/20/26	4,976,436
4,350,000	Dorchester Park CLO Ltd., Series 15-1A, Class E, 144A, Variable Rate, 3 mo. LIBOR + 5.25%, 6.28%, due 01/20/27	4,353,502
5,418,252	Franklin CLO VI Ltd., Series 6A, Class A,144A, Variable Rate, 3 mo. LIBOR + .23%, 1.27%, due 08/09/19	5,394,292
3,520,000	GoldenTree Loan Opportunities III Ltd., Series 07-3A, Class C, 144A, Variable Rate, 3 mo. LIBOR + 1.25%, 2.28%, due 05/01/22	3,522,612
28,020,000	Jamestown CLO VI Ltd., Series 15-6A, Class A1A, 144A, Variable Rate, 3 mo. LIBOR + 1.60%, 2.65%, due 02/20/27	28,028,546
9,592,000	Kingsland IV Ltd., Series 07-4X, Class B, Reg S, Variable Rate, 3 mo. LIBOR + .40%, 1.42%, due 04/16/21	9,488,282
1,740,000	Octagon Investment Partners XII Ltd., Series 12-1A, Class DR, 144A, 3 mo. LIBOR + 3.80%, 4.83%, due 05/05/23	1,741,375
6,330,393	Rockwall CDO II Ltd., Series 07-1A, Class A1LA, 144A, Variable Rate, 3 mo. LIBOR + .25%, 1.28%, due 08/01/24	6,320,087

Par Value†	Description	Value ($)
	Asset-Backed Securities — continued
	Collateralized Loan Obligations — continued
7,334,234	San Gabriel CLO Ltd., Series 07-1A, Class B2L, 144A, 3 mo. LIBOR + 4.25%, 5.20%, due 09/10/21	7,354,411
36,880,000	West CLO Ltd., Series 15-2A, Class A1A, 144A, Variable Rate, 3 mo. LIBOR + 1.55%, 2.57%, due 01/16/27	36,884,204
16,954,584	Zais Investment Grade Ltd., Series 9A, Class B, 144A, Variable Rate, 3 mo. LIBOR +.85%, 1.89%, due 04/27/52	16,785,038

	Total Collateralized Loan Obligations	194,855,827

	Commercial Mortgage-Backed Securities — 12.0%
4,406,000	Bear Stearns Commercial Mortgage Securities Trust, Series 05-PWR9, Class E, Variable Rate, 5.14%, due 09/11/42	4,389,226
3,074,400	Citigroup Commercial Mortgage Trust, Series 04-C2, Class H, 144A, Variable Rate, 6.27%, due 10/15/41	2,710,084
21,690,500	Commercial Mortgage Trust, Series 07-GG9, Class AJ, Variable Rate, 5.51%, due 03/10/39	21,045,084
23,260,500	Core Industrial Trust, Series 15-WEST, Class E, 144A, Variable Rate, 4.23%, due 02/10/37	22,705,681
1,473,491	Credit Suisse First Boston Mortgage Securities Corp., Series 04-C1, Class G, 144A, Variable Rate, 5.31%, due 01/15/37	1,525,905
4,769,114	Credit Suisse First Boston Mortgage Securities Corp., Series 05-C2, Class AMFL, Variable Rate, 1 mo. LIBOR + .25%, 1.02%, due 04/15/37	4,054,152
2,047,991	Credit Suisse First Boston Mortgage Securities Corp., Series 05-C2, Class AMFX, 4.88%, due 04/15/37	1,904,822
2,942,718	Credit Suisse First Boston Mortgage Securities Corp., Series 05-C6, Class G, 144A, Variable Rate, 5.10%, due 12/15/40	2,941,441
21,631,488	Credit Suisse Mortgage Capital Certificates, Series 06-C4, Class AJ, Variable Rate, 5.54%, due 09/15/39	21,847,803
8,715,587	Credit Suisse Mortgage Capital Certificates, Series 14-USA, Class A2, 144A, 3.95%, due 09/15/37	8,943,256
18,530,720	CSMC Trust, Series 14-USA, Class E, 144A, 4.37%, due 09/15/37	16,004,129
8,360,000	GS Mortgage Securities Corp., Series 16-GS2, Class D, 144A, 2.75%, due 05/10/49	6,233,712
11,025,000	GS Mortgage Securities Corp., Series 16-RENT, Class E, 144A, Variable Rate, 4.07%, due 02/10/29	10,827,317
8,801,500	GS Mortgage Securities Trust, Series 11-GC3, Class D, 144A, Variable Rate, 5.63%, due 03/10/44	8,945,043

38	See accompanying notes to the financial statements.

GMO Opportunistic Income Fund (formerly GMO Debt Opportunities Fund)

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Par Value†	Description	Value ($)
	Asset-Backed Securities — continued
	Commercial Mortgage-Backed Securities — continued
9,793,333	Hilton USA Trust, Series 16-SFP, Class E, 144A, 5.52%, due 11/05/35	9,674,394
6,267,875	Hyatt Hotel Portfolio Trust, Series 15-HYT, Class F, 144A, Variable Rate, 1 mo. LIBOR + 3.49%, 4.26%, due 11/15/29	6,142,182
8,946,915	JP Morgan Chase Commercial Mortgage Securities Corp., Series 05-CB13, Class AJ, Variable Rate, 5.50%, due 01/12/43	9,034,529
3,000,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 04-C3, Class H, 144A, Variable Rate, 5.50%, due 01/15/42	2,580,258
2,797,935	LB-UBS Commercial Mortgage Trust, Series 04-C1, Class A4, 4.57%, due 01/15/31	2,797,724
838,416	ML-CFC Commercial Mortgage Trust, Series 06-4, Class AJ, 5.24%, due 12/12/49	843,003
6,888,920	Motel 6 Trust, Series 15-MTL6, Class F, 144A, 5.00%, due 02/05/30	6,784,089
9,436,663	Wachovia Bank Commercial Mortgage Trust, Series 06-C29, Class AJ, Variable Rate, 5.37%, due 11/15/48	9,501,776

	Total Commercial Mortgage-Backed Securities	181,435,610

	Other — 0.1%
10,423,078	Aircraft Finance Trust, Series 99-1A, Class A1, 144A, Variable Rate,, 1 mo. LIBOR + .48%, 1.25%, due 05/15/24	2,032,500

	Residential Mortgage-Backed Securities — Other — 8.3%
1,701,544	ACE Securities Corp. Home Equity Loan Trust, Series 06-ASL1, Class A, Variable Rate, 1 mo. LIBOR + .28%, 1.06%, due 02/25/36 ◆	1,009,438
22,259,329	American Home Mortgage Investment Trust, Series 06-2, Class 4A, 1 mo. LIBOR + .36%, 1.14%, due 02/25/36	5,337,366
12,117,316	American Home Mortgage Investment Trust, Series 06-3, Class 4A, Variable Rate, 1 mo. LIBOR + .38%, 1.16%, due 11/25/35	3,655,416
2,346,974	BCMSC Trust, Series 00-A, Class A4, Variable Rate, 8.29%, due 06/15/30	1,198,954
3,072,800	BCMSC Trust, Series 99-A, Class M1, Variable Rate, 6.79%, due 03/15/29	2,604,071
7,484,389	BCMSC Trust, Series 99-B, Class A4, Variable Rate, 7.30%, due 12/15/29	3,434,225
1,037,444	Bear Stearns Mortgage Funding Trust, Series 07-SL2, Class 1A, Variable Rate, 1 mo. LIBOR + .32%, 1.10%, due 02/25/37	1,826,842
2,671,287	Carrington Mortgage Loan Trust, Series 06-RFC1, Class A3, Variable Rate, 1 mo. LIBOR + .15%, 0.93%, due 05/25/36	2,634,504

Par Value†	Description	Value ($)
	Asset-Backed Securities — continued
	Residential Mortgage-Backed Securities — Other — continued
3,270,619	Conseco Financial Corp., Series 98-6, Class M1, Variable Rate, 6.63%, due 06/01/30	2,991,225
3,957,005	Countrywide Home Equity Loan Trust, Series 07-E, Class A, FSA, Variable Rate, 1 mo. LIBOR + .15%, 0.92%, due 06/15/37	3,488,025
1,253,442	GMACM Home Equity Loan Trust, Series 04-HE3, Class A3, FSA, Variable Rate, 1 mo. LIBOR + .50%, 1.28%, due 10/25/34 ◆	1,171,972
9,466,587	Greenpoint Manufactured Housing, Series 98-1, Class 2A, Variable Rate, 1 mo. LIBOR + .57%, 1.34%, due 05/15/28	8,760,678
33,343,965	Home Equity Mortgage Loan Asset-Backed Trust, Series 06-A, Class A, Variable Rate, 1 mo. LIBOR + .26%, 1.04%, due 06/25/36	6,177,093
4,665,938	Master Second Lien Trust, Series 06-1, Class A, Variable Rate, 1 mo. LIBOR + .32%, 1.10%, due 03/25/36	1,200,713
1,039,604	Mellon Re-REMIC Pass-Through Trust, Series 04-TBC1, Class A, 144A, Variable Rate, 1 mo. LIBOR + .25%, 1.03%, due 02/26/34	932,120
3,754,557	Meritage Mortgage Loan Trust, Series 05-2, Class M2, Variable Rate, 1 mo. LIBOR + .75%, 1.53%, due 11/25/35	3,681,926
4,691,778	Merrill Lynch Mortgage Investors Trust, Series 05-SL2, Class M2, Variable Rate, 1 mo. LIBOR + 1.20%, 1.98%, due 12/25/35	4,734,653
5,939,329	Morgan Stanley Resecuritization Trust, Series 14-R8, Class 2A, 144A, Variable Rate, 1 mo. LIBOR + .16%, 0.93%, due 06/26/47	5,824,532
8,428,463	New Century Home Equity Loan Trust, Series 06-S1, Class A1, 1 mo. LIBOR + .34%, 1.12%, due 03/25/36	927,766
14,775,878	New Century Home Equity Loan Trust, Series 06-S1, Class A2A, 1 mo. LIBOR + .20%, 0.98%, due 03/25/36	1,626,517
22,471,211	New Century Home Equity Loan Trust, Series 06-S1, Class A2B, 1 mo. LIBOR + .40%, 1.18%, due 03/25/36	2,473,487
9,748,202	Oakwood Mortgage Investors, Inc., Series 00-D, Class A4, 7.40%, due 07/15/30	6,162,206
2,885,060	Oakwood Mortgage Investors, Inc., Series 98-D, Class M1, 144A, 7.42%, due 01/15/29	2,949,672
10,864,079	Oakwood Mortgage Investors, Inc., Series 99-C, Class A2, 7.48%, due 08/15/27	10,718,722
6,534,742	PHH Mortgage Trust, Series 07-1SL, Class M2, 144A, 7.00%, due 12/25/27	6,894,069
2,302,812	RBSSP Resecuritization Trust, Series 13-1, Class 1A2, 144A, 1 mo. LIBOR + .29%, 1.06%, due 01/26/37	2,257,548

See accompanying notes to the financial statements.	39

GMO Opportunistic Income Fund (formerly GMO Debt Opportunities Fund)

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Par Value†	Description	Value ($)
	Asset-Backed Securities — continued
	Residential Mortgage-Backed Securities — Other — continued
25,377,696	Residential Funding Mortgage Securities II, Series 06-HI4, Class A4, 5.72%, due 09/25/36	21,095,324
14,952,986	Soundview Home Loan Trust, Series 06-A, Class A, Variable Rate, 1 mo. LIBOR + .38%, 1.16%, due 11/25/35	2,348,094
26,188,662	Terwin Mortgage Trust, Series 07-1SL, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .11%, 0.68%, due 01/25/38	4,325,631
2,896,835	Wells Fargo Mortgage Backed Securities Trust, Series 05-AR14, Class A4, Variable Rate, 3.01%, due 08/25/35	2,895,440

	Total Residential Mortgage-Backed Securities — Other	125,338,229

	Residential Mortgage-Backed Securities — Prime — 4.2%
9,385,130	Adjustable Rate Mortgage Trust, Series 05-4, Class 6A1, Variable Rate, 3.30%, due 08/25/35	8,466,835
5,720,484	BCAP LLC Trust, Series 09-RR13, Class 16A2, 144A, Variable Rate, 3.42%, due 09/26/35	5,429,554
2,632,645	Chase Mortgage Finance Trust, Series 05-A1, Class 3A1, Variable Rate, 3.17%, due 12/25/35	2,520,665
4,693,091	Chase Mortgage Finance Trust, Series 07-A1, Class 11M1, Variable Rate, 3.07%, due 03/25/37	4,339,998
10,825,789	Citigroup Mortgage Loan Trust, Inc., Series 06-AR2, Class 1A2, Variable Rate, 3.44%, due 03/25/36	10,328,232
4,353,391	IndyMac INDA Mortgage Loan Trust, Series 06-AR3, Class 1A1, Variable Rate, 3.44%, due 12/25/36	3,954,044
3,924,097	IndyMac INDA Mortgage Loan Trust, Series 07-AR1, Class 1A1, Variable Rate, 3.48%, due 03/25/37	3,746,339
5,266,829	Merrill Lynch Mortgage Backed Securities Trust, Series 07-1, Class 1A1, Variable Rate, 3.38%, due 04/25/37	4,846,797
5,983,397	RBSSP Resecuritization Trust, Series 09-6, Class 3A2, 144A, Variable Rate, 1 mo. LIBOR + .17%, 2.94%, due 01/26/36	5,732,724
3,511,515	WaMu Mortgage Pass-Through Certificates, Series 05-AR10, Class 1A3, Variable Rate, 2.77%, due 09/25/35	3,414,974
2,448,692	WaMu Mortgage Pass-Through Certificates, Series 06-AR19, Class 2A, Variable Rate, 1.85%, due 01/25/47	2,288,050
4,562,017	WaMu Mortgage Pass-Through Certificates, Series 07-HY2, Class 2A1, Variable Rate, 2.98%, due 11/25/36	4,246,498

Par Value†	Description	Value ($)
	Asset-Backed Securities — continued
	Residential Mortgage-Backed Securities — Prime — continued
4,480,979	Washington Mutual Mortgage Pass-Through Certificates WMALT, Series 07-5, Class A6, 6.00%, due 06/25/37	4,280,995

	Total Residential Mortgage-Backed Securities — Prime	63,595,705

	Residential Mortgage-Backed Securities — Subprime — 1.7%
296,265	Argent Securities Inc. Asset-Backed Pass-Through Certificates, Series 04-W8, Class A5, Variable Rate, 1 mo. LIBOR + 1.04%, 1.82%, due 05/25/34	295,875
7,210,201	Bear Stearns Asset-Backed Securities, Inc., Series 07-AQ1, Class A1, Variable Rate, 1 mo. LIBOR + .11%, 0.89%, due 04/25/31	7,588,832
4,022,987	Countrywide Asset-Backed Certificates, Series 06-BC3, Class 2A2, Variable Rate, 1 mo. LIBOR + .14%, 0.92%, due 02/25/37	3,981,409
1,547,495	First NLC Trust, Series 05-4, Class A3, Variable Rate, 1 mo. LIBOR + .27%, 1.05%, due 02/25/36	1,542,029
953,060	Home Equity Asset Trust, Series 07-3, Class 2A2, Variable Rate, 1 mo. LIBOR + .18%, 0.96%, due 08/25/37	951,043
255,211	JP Morgan Mortgage Acquisition Trust, Series 07-CH3, Class A3, Variable Rate, 1 mo. LIBOR + .15%, 0.93%, due 03/25/37	254,520
2,120,746	Nationstar Home Equity Loan Trust, Series 07-B, Class 2AV2, Variable Rate, 1 mo. LIBOR + .18%, 0.96%, due 04/25/37	2,116,217
3,795,230	Ownit Mortgage Loan Trust, Series 06-3, Class A2C, Variable Rate, 1 mo. LIBOR + .17%, 0.95%, due 03/25/37	3,735,405
4,513,754	RAMP Trust, Series 07-RZ1, Class A2, Variable Rate, 1 mo. LIBOR + .16%, 0.94%, due 02/25/37	4,425,468
1,062,100	Structured Asset Investment Loan Trust, Series 06-1, Class A3, Variable Rate, 1 mo. LIBOR + .20%, 0.98%, due 01/25/36	1,053,665

	Total Residential Mortgage-Backed Securities — Subprime	25,944,463

	Residential Mortgage-Backed Securities — Alt-A — 3.0%
3,333,818	Adjustable Rate Mortgage Trust, Series 05-1, Class 5M1, Variable Rate, 1 mo. LIBOR + 1.05%, 1.83%, due 05/25/35	3,170,345
2,250,485	Alternative Loan Trust, Series 03-18CB, Class 1A1, 5.25%, due 09/25/33	2,267,027

40	See accompanying notes to the financial statements.

GMO Opportunistic Income Fund (formerly GMO Debt Opportunities Fund)

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Par Value†	Description	Value ($)
	Asset-Backed Securities — continued
	Residential Mortgage-Backed Securities — Alt-A — continued
3,080,116	Alternative Loan Trust, Series 06-28CB, Class A1, Variable Rate, 1 mo. LIBOR + .70%, 1.48%, due 10/25/36	1,756,346
3,103,445	Alternative Loan Trust, Series 06-7CB, Class 1A1, Variable Rate, 1 mo. LIBOR + .70%, 1.48%, due 05/25/36	1,668,622
4,574,149	BCAP LLC Trust, Series 12-RR2, Class 1A2, 144A, Variable Rate, 1 mo. LIBOR + .17%, 0.94%, due 08/26/36	4,478,661
2,292,981	BCAP LLC Trust, Series 12-RR7, Class 1A2, 144A, Variable Rate, 1 mo. LIBOR + .17%, 0.94%, due 08/26/36	2,243,041
7,175,294	Bear Stearns Alt-A Trust, Series 05-7, Class 21A1, Variable Rate, 3.31%, due 09/25/35	6,662,486
3,164,769	Bear Stearns ARM Trust, Series 07-1, Class 2A1, Variable Rate, 3.37%, due 02/25/47	2,646,131
9,823,107	Citigroup Mortgage Loan Trust, Inc., Series 06-AR5, Class 2A2A, Variable Rate, 3.15%, due 07/25/36	7,032,183
3,558,760	Washington Mutual Mortgage Pass-Through Certificates WMALT, Series 05-7, Class 2CB1, 5.50%, due 08/25/35	3,528,129
11,612,438	Washington Mutual Mortgage Pass-Through Certificates WMALT, Series 06-AR10, Class A2A, Variable Rate, 1 mo. LIBOR + .17%, 0.95%, due 12/25/36	9,454,062

	Total Residential Mortgage-Backed Securities — Alt-A	44,907,033

	Small Balance Commercial Mortgages — 8.8%
6,413,651	Bayview Commercial Asset Trust, Series 04-1, Class A, 144A, Variable Rate, 1 mo. LIBOR + .54%, 1.14%, due 04/25/34	6,098,092
901,229	Bayview Commercial Asset Trust, Series 04-1, Class B, 144A, 1 mo. LIBOR + 2.85%, 2.68%, due 04/25/34	876,187
929,985	Bayview Commercial Asset Trust, Series 04-1, Class M1, 144A, Variable Rate, 1 mo. LIBOR + .84%, 1.34%, due 04/25/34	872,493
517,183	Bayview Commercial Asset Trust, Series 04-1, Class M2, 144A, Variable Rate, 1 mo. LIBOR + 1.80%, 1.98%, due 04/25/34	494,849
4,467,345	Bayview Commercial Asset Trust, Series 04-3, Class A1, 144A, 1 mo. LIBOR + .37%, 1.15%, due 01/25/35	4,283,940
7,833,793	Bayview Commercial Asset Trust, Series 05-2A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .31%, 1.09%, due 08/25/35	6,890,338

Par Value†	Description	Value ($)
	Asset-Backed Securities — continued
	Small Balance Commercial Mortgages — continued
9,735,714	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, Variable Rate, 1 mo. LIBOR + .39%, 1.17%, due 01/25/36	8,496,869
2,483,124	Bayview Commercial Asset Trust, Series 06-1A, Class M1, 144A, 1 mo. LIBOR + .38%, 1.16%, due 04/25/36	2,118,398
9,893,821	Bayview Commercial Asset Trust, Series 06-2A, Class A2, 144A, Variable Rate, 1 mo. LIBOR + .28%, 1.06%, due 07/25/36	8,701,702
2,334,834	Bayview Commercial Asset Trust, Series 06-2A, Class M3, 144A, 1 mo. LIBOR + .35%, 1.13%, due 07/25/36	1,912,598
3,863,922	Bayview Commercial Asset Trust, Series 06-3A, Class A1, 144A, 1 mo. LIBOR + .25%, 1.03%, due 10/25/36	3,268,908
1,148,268	Bayview Commercial Asset Trust, Series 06-3A, Class A2, 144A, Variable Rate, 1 mo. LIBOR + .30%, 1.08%, due 10/25/36	973,886
19,365,634	Bayview Commercial Asset Trust, Series 07-2A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .27%, 1.04%, due 07/25/37	16,768,572
6,139,143	Bayview Commercial Asset Trust, Series 07-3, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .24%, 1.01%, due 07/25/37	5,271,417
7,235,259	Bayview Commercial Asset Trust, Series 07-4A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .45%, 1.23%, due 09/25/37	6,313,571
282,125	Bayview Commercial Asset Trust, Series 07-6A, Class A2, 144A, Variable Rate, 1 mo. LIBOR + 1.30%, 2.08%, due 12/25/37	357,400
4,771,231	Bayview Financial Revolving Asset Trust, Series 04-B, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .50%, 1.78%, due 05/28/39	3,278,556
5,011,270	Bayview Financial Revolving Asset Trust, Series 04-B, Class A2, 144A, Variable Rate, 1 mo. LIBOR + .65%, 2.08%, due 05/28/39	2,449,215
9,900,589	Bayview Financial Revolving Asset Trust, Series 05-A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .50%, 1.78%, due 02/28/40	8,283,746
1,180,619	GE Business Loan Trust, Series 05-2A, Class A, 144A, Variable Rate, 1 mo. LIBOR + .24%, 1.01%, due 11/15/33	1,129,684
3,617,349	GE Business Loan Trust, Series 06-2A, Class A, 144A, Variable Rate, 1 mo. LIBOR + .18%, 0.95%, due 11/15/34	3,429,516
9,115,827	GE Business Loan Trust, Series 07-1A, Class A, 144A, Variable Rate, 1 mo. LIBOR + .17%, 0.94%, due 04/16/35	8,529,261
7,389,066	GE Business Loan Trust, Series 07-1A, Class D, 144A, Variable Rate, 1 mo. LIBOR + 1.00%, 1.77%, due 04/16/35	6,431,329
8,866,799	Lehman Brothers Small Balance Commercial, Series 05-1A, Class A, 144A, Variable Rate, 1 mo. LIBOR + .25%, 1.03%, due 02/25/30	8,308,210

See accompanying notes to the financial statements.	41

GMO Opportunistic Income Fund (formerly GMO Debt Opportunities Fund)

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Par Value†	Description	Value ($)
	Asset-Backed Securities — continued
	Small Balance Commercial Mortgages — continued
984,606	Lehman Brothers Small Balance Commercial, Series 05-2A, Class 1A, 144A, Variable Rate, 1 mo. LIBOR + .25%, 1.03%, due 09/25/30	938,006
5,250,849	Lehman Brothers Small Balance Commercial, Series 06-1A, Class M1, 144A, Variable Rate, 1 mo. LIBOR + .31%, 1.09%, due 04/25/31	4,911,078
2,592,000	Lehman Brothers Small Balance Commercial, Series 06-2A, Class M1, 144A, 1 mo. LIBOR + .29%, 1.07%, due 09/25/36	2,288,269
6,789,882	Lehman Brothers Small Balance Commercial, Series 06-3A, Class 1A, 144A, Variable Rate, 1 mo. LIBOR + .20%, 0.98%, due 12/25/36	6,173,413
2,517,146	Velocity Commercial Capital Loan Trust, Series 16-2, Class AFL, 1 mo. LIBOR + 1.80%, 2.58%, due 10/25/46	2,519,990

	Total Small Balance Commercial Mortgages	132,369,493

	Student Loans — 19.7%
2,577,642	Access Group, Inc., Series 05-A, Class A3, Variable Rate, 3 mo. LIBOR + .40%, 1.44%, due 07/25/34	2,397,437
4,269,363	Access Group, Inc., Series 03-A, Class A2, Variable Rate, 1.71%, due 07/01/38	4,277,410
7,381,828	Access Group, Inc., Series 05-A, Class B, Variable Rate, 3 mo. LIBOR + .80%, 1.84%, due 07/25/34	6,661,616
6,603,567	Collegiate Funding Services Education Loan Trust, Series 05-B, Class B, Variable Rate, 3 mo. LIBOR + .32%, 1.32%, due 03/28/35	5,885,429
25,090,320	KeyCorp Student Loan Trust, Series 06-A, Class 2B, Variable Rate, 3 mo. LIBOR + .48%, 1.48%, due 12/27/41	23,026,021
5,622,500	KeyCorp Student Loan Trust, Series 04-A, Class 2D, 3 mo. LIBOR + 1.25%, 2.29%, due 07/28/42	3,565,195
18,250,000	National Collegiate Commutation Trust, Series 07-3, Class A3R4, 144A, Variable Rate, 4.05%, due 03/31/38	7,756,250
5,962,500	National Collegiate II Commutation Trust, Series 07-4, Class A3R3, Variable Rate, due 03/25/38	2,698,031
3,750,000	National Collegiate II Commutation Trust, Series 07-3, Class A3R3, Variable Rate, 4.12%, due 03/25/38	1,696,875
3,525,000	National Collegiate Student Loan Trust, Series 06-4, Class A4, Variable Rate, 1 mo. LIBOR + .31%, 1.09%, due 05/25/32	2,871,501
75,000	National Collegiate Student Loan Trust, Series 07-4, Class A3A7, Variable Rate, 4.06%, due 03/25/38	58,875
12,960,000	National Collegiate Student Loan Trust, Series 06-1, Class A5, 1 mo. LIBOR + .35%, 1.13%, due 03/25/33	10,947,241

Par Value†	Description	Value ($)
	Asset-Backed Securities — continued
	Student Loans — continued
25,000	National Collegiate Student Loan Trust, Series 07-3, Class A3A4, Variable Rate, due 03/25/38	19,625
43,117,829	National Collegiate Student Loan Trust, Series 07-1, Class A3, Variable Rate, 1 mo. LIBOR + .24%, 1.02%, due 07/25/30	42,291,338
4,797,489	National Collegiate Student Loan Trust, Series 06-2, Class A3, Variable Rate, 1 mo. LIBOR + .21%, 0.99%, due 11/25/27	4,693,829
17,969,943	National Collegiate Student Loan Trust, Series 06-1, Class A4, Variable Rate, 1 mo. LIBOR + .25%, 1.03%, due 03/27/28	17,805,419
1,367,700	National Collegiate Student Loan Trust, Series 05-3, Class A4, Variable Rate, 1 mo. LIBOR + .28%, 1.06%, due 04/25/29	1,364,346
2,449,966	National Collegiate Student Loan Trust, Series 06-3, Class A4, Variable Rate, 1 mo. LIBOR + .27%, 1.05%, due 03/26/29	2,408,438
8,786,333	National Collegiate Student Loan Trust, Series 05-2, Class A4, Variable Rate, 1 mo. LIBOR + .27%, 1.05%, due 09/25/29	8,683,004
31,664,880	SLC Private Student Loan Trust, Series 06-A, Class C, Variable Rate, 3 mo. LIBOR + .45%, 1.47%, due 07/15/36	28,431,183
34,715,000	SLM Private Credit Student Loan Trust, Series 06-A, Class A5, Variable Rate, 3 mo. LIBOR + .29%, 1.25%, due 06/15/39	32,101,488
6,301,422	SLM Private Credit Student Loan Trust, Series 05-A, Class B, Variable Rate, 3 mo. LIBOR + .28%, 1.24%, due 12/15/38	6,035,121
6,688,054	SLM Private Credit Student Loan Trust, Series 05-B, Class B, Variable Rate, 3 mo. LIBOR + .40%, 1.36%, due 06/15/39	6,347,095
3,746,402	SLM Private Credit Student Loan Trust, Series 03-C, Class C, 3 mo. LIBOR + 1.60%, 2.56%, due 09/15/32	1,085,789
2,672,291	SLM Private Credit Student Loan Trust, Series 06-C, Class C, 3 mo. LIBOR + .39%, 1.35%, due 12/15/39	1,973,424
16,372,000	SLM Private Credit Student Loan Trust, Series 05-B, Class A4, Variable Rate, 3 mo. LIBOR + .33%, 1.29%, due 06/15/39	15,163,391
2,524,783	SLM Private Credit Student Loan Trust, Series 04-A, Class B, Variable Rate, 3 mo. LIBOR + .58%, 1.54%, due 06/15/33	2,473,686
10,289,600	SLM Private Credit Student Loan Trust, Series 04-B, Class A3, Variable Rate, 3 mo. LIBOR + .33%, 1.29%, due 03/15/24	10,040,791
9,000,000	SLM Private Credit Student Loan Trust, Series 04-B, Class A4, Variable Rate, 3 mo. LIBOR + .43%, 1.39%, due 09/15/33	8,110,706
2,892,922	SLM Private Credit Student Loan Trust, Series 04-B, Class B, Variable Rate, 3 mo. LIBOR + .47%, 1.43%, due 09/15/33	2,806,003

42	See accompanying notes to the financial statements.

GMO Opportunistic Income Fund (formerly GMO Debt Opportunities Fund)

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Par Value†	Description	Value ($)
	Asset-Backed Securities — continued
	Student Loans — continued
11,001,344	SLM Private Credit Student Loan Trust, Series 05-A, Class A3, Variable Rate, 3 mo. LIBOR + .20%, 1.16%, due 06/15/23	10,709,920
9,282,591	SLM Private Education Loan Trust, Series 10-A, Class 2A, 144A, Variable Rate, 1 mo. LIBOR + 3.25%, 4.02%, due 05/16/44	9,651,470
7,000,000	SLM Private Education Loan Trust, Series 14-A, Class B, 144A, 3.50%, due 11/15/44	6,969,626
6,000,000	SLM Private Education Loan Trust, Series 11-B, Class A3, 144A, Variable Rate, 1 mo. LIBOR + 2.25%, 3.02%, due 06/16/42	6,258,865

	Total Student Loans	297,266,438

	Time Share — 1.1%
325,652	BXG Receivables Note Trust, Series 10-A, Class B, 144A, 7.50%, due 03/02/26	325,925
2,948,557	BXG Receivables Note Trust, Series 13-A, Class B, 144A, 4.00%, due 12/04/28	2,984,291
1,256,863	Diamond Resorts Owner Trust, Series 13-2, Class A, 144A, 2.27%, due 05/20/26	1,246,285
1,039,168	Diamond Resorts Owner Trust, Series 13-2, Class B, 144A, 2.62%, due 05/20/26	1,034,668
2,183,426	Marriott Vacation Club Owner Trust, Series 12-1A, Class B, 144A, 3.50%, due 05/20/30	2,208,374
453,866	Orange Lake Timeshare Trust, Series 12-AA, Class B, 144A, 4.87%, due 03/10/27	462,055
522,002	Sierra Timeshare Receivables Funding LLC, Series 12-3A, Class B, 144A, 2.66%, due 08/20/29	521,443
1,976,655	Sierra Timeshare Receivables Funding LLC, Series 13-2A, Class B, 144A, 2.92%, due 11/20/25	1,974,862
418,175	Sierra Timeshare Receivables Funding LLC, Series 13-2A, Class C, 144A, 4.75%, due 11/20/25	410,554
1,640,663	Silverleaf Finance XV LLC, Series 12-D, Class B, 144A, 4.45%, due 03/17/25	1,641,843
2,312,521	Silverleaf Finance XVII LLC, Series 13-A, Class B, 144A, 3.67%, due 03/16/26	2,307,278
680,800	Westgate Resorts LLC, Series 13-1A, Class B, 144A, 3.75%, due 08/20/25	679,355

	Total Time Share	15,796,933

	Total Asset-Backed Securities	1,227,001,445

	U.S. Government Agency — 8.5%
387,151	Agency for International Development Floater (Support of Jamaica), Variable Rate, 3 mo. LIBOR + .30%, 1.35%, due 10/01/18 (a)	384,103

Par Value† Shares / Number of Contracts	Description	Value ($)
	U.S. Government Agency — continued
7,900,000	Agency for International Development Floater (Support of Morocco), Variable Rate, 6 mo. LIBOR - .02%, 1.35%, due 02/01/25 (a)	7,600,652
7,500,000	Agency for International Development Floater (Support of Morocco), Variable Rate, 6 mo. LIBOR, 1.51%, due 10/29/26 (a)	7,173,550
4,582,500	Agency for International Development Floater (Support of Tunisia), Variable Rate, 6 mo. LIBOR, 1.36%, due 07/01/23 (a)	4,444,485
16,000,000	Federal Home Loan Bank Discount Notes, Variable Rate, 0.81%, due 02/01/19	15,999,888
500,000	Federal Home Loan Banks, Variable Rate, 0.79%, due 04/06/18	500,858
35,000,000	Federal Home Loan Banks, Variable Rate, 0.80%, due 08/15/18	34,986,910
25,000,000	Federal Home Loan Banks, Variable Rate, 0.73%, due 08/15/18	24,995,075
33,250,000	Federal National Mortgage Association, TBA, 2.50%, due 03/15/47	31,649,598

	Total U.S. Government Agency	127,735,119

	TOTAL DEBT OBLIGATIONS (COST $1,338,810,329)	1,354,736,564

	MUTUAL FUNDS — 4.8%

	United States — 4.8%
	Affiliated Issuers — 4.8%
2,913,505	GMO U.S. Treasury Fund	72,837,633

	TOTAL MUTUAL FUNDS (COST $72,857,962)	72,837,633

	OPTIONS PURCHASED — 0.1%

	Equity Options — 0.0%
7,900	iShares iBoxx $ High Yield Corporate Bond, Expires 06/16/17, Strike 84.00	560,900

See accompanying notes to the financial statements.	43

GMO Opportunistic Income Fund (formerly GMO Debt Opportunities Fund)

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Principal Amount		Expiration Date	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Counterparty	Value ($)
			Options on Credit Default Swaps — 0.1%
USD	34,480,000	03/15/2017	CDX.NA.HY.27.V1-5Y	Fixed Spread	Pay	107.00%	BOA	$45,652
EUR	86,200,000	03/15/2017	ITRAXX-EUROPES26V1-5Y	Fixed Spread	Pay	72.50%	CITI	111,747
USD	17,240,000	03/15/2017	CDX.NA.HYS.27.V2-5Y	Fixed Spread	Pay	107.00%	BOA	22,826
EUR	86,400,000	04/19/2017	ITRAXX-EUROPES26V1-5Y	Fixed Spread	Pay	70.00%	BOA	294,394
USD	43,250,000	06/21/2017	CDX.NA.HYS.27.V1-5Y	Fixed Spread	Pay	103.00%	JPM	264,261

								738,880

					TOTAL OPTIONS PURCHASED (COST $2,813,864)			$1,299,780

Shares / Par Value†	Description	Value ($)
	SHORT-TERM INVESTMENTS — 5.9%

	Money Market Funds — 0.6%
9,643,521	State Street Institutional Treasury Plus Money Market Fund-Premier Class, 0.41% (b)	9,643,521

	U.S. Government — 5.3%
20,000,000	U.S. Treasury Note, 0.88%, due 08/15/17	20,012,500
25,000,000	U.S. Treasury Bill, 0.70%, due 08/24/17 (c)	24,914,675
10,000,000	U.S. Treasury Note, 0.75%, due 10/31/17	9,996,880
18,000,000	U.S. Treasury Note, 1.00%, due 12/15/17	18,021,096
7,000,000	U.S. Treasury Note, 0.88%, due 01/15/18 (d)	6,998,635

	Total U.S. Government	79,943,786

	TOTAL SHORT-TERM INVESTMENTS (COST $89,606,170)	89,587,307

	TOTAL INVESTMENTS — 100.5% (Cost $1,504,088,325)	1,518,461,284

	SECURITIES SOLD SHORT — (2.3)%

	Debt Obligations — (2.3)%
	U.S. Government Agency — (2.3)%
(35,000,000)	Federal National Mortgage Association, TBA, 3.00%, due 03/13/47	(34,769,723)

	Total U.S. Government Agency	(34,769,723)

	TOTAL DEBT OBLIGATIONS (PROCEEDS $34,606,250)	(34,769,723)

	TOTAL SECURITIES SOLD SHORT (PROCEEDS $34,606,250)	(34,769,723)

	Other Assets and Liabilities (net) — 1.8%	27,202,273

	TOTAL NET ASSETS — 100.0%	$1,510,893,834

A summary of outstanding financial instruments at February 28, 2017 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
03/20/2017	MSCI	EUR	10,933,031	USD	11,669,261	$77,578
03/20/2017	MSCI	USD	344,256	EUR	322,536	(2,289)

						$75,289

Written Options

Equity Options

Number of Contracts		Expiration Date	Description	Premiums	Value ($)
Put	7,900	06/16/2017	iShares iBoxx $ High Yield Corporate Bond	$463,398	$(237,000)

44	See accompanying notes to the financial statements.

GMO Opportunistic Income Fund (formerly GMO Debt Opportunities Fund)

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2017

Written Options on Credit Default Swaps

Principal Amount		Expiration Date	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Counterparty	Premiums	Value ($)
EUR	86,200,000	05/17/2017	Put, ITRAXX-EUROPES26V1-5Y	Fixed Spread	Pay	92.50%	CITI	$174,378	$(147,882)
EUR	86,400,000	06/21/2017	Put, ITRAXX-EUROPES26V1-5Y	Fixed Spread	Pay	105.00%	BOA	144,524	(129,988)
USD	34,480,000	05/17/2017	Put, CDX.NA.HY.27.V1-5Y	Fixed Spread	Pay	103.50%	BOA	167,263	(94,197)
USD	17,240,000	05/17/2017	Put, CDX.NA.HYS.27.V2-5Y	Fixed Spread	Pay	103.50%	BOA	66,564	(47,098)
USD	43,250,000	06/21/2017	Put, CDX.NA.HYS.27V1-5Y	Fixed Spread	Pay	98.00%	JPM	324,375	(80,631)

								$877,104	$(499,796)

Swap Contracts

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) ^	Annual Premium	Implied Credit Spread (1)	Reference Entity	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Net Unrealized Appreciation/ (Depreciation)
26,040,000	USD	6/20/2017	GS	(Pay)	5.00%	0.26%	MBIA, Inc.	NA		$(378,716)
21,650,000	USD	12/20/2017	GS	(Pay)	5.00%	0.35%	MBIA, Inc.	NA		(815,105)
88,035,000	EUR	12/20/2020	JPM	Receive	1.00%	1.06%	ITRAXX-EUROPE24V1-5Y	88,035,000	EUR	2,619,155
4,400,000	USD	12/22/2020	BOA	(Pay)	5.00%	1.00%	CDX.NA.HYS25.V1-5Y	NA		(270,061)
4,343,000	USD	12/22/2020	JPM	(Pay)	5.00%	1.00%	CDX.NA.HYS25.V1-5Y	NA		(266,563)
17,300,000	USD	12/22/2020	CITI	Receive	5.00%	1.00%	CDX.NA.HYS25.V2-5Y	17,300,000	USD	2,418,075
4,400,000	USD	12/22/2020	BOA	(Pay)	1.00%	1.00%	CDX.NA.IGS25.V1-5Y	NA		117,220
4,300,000	USD	12/22/2020	CITI	(Pay)	1.00%	1.00%	CDX.NA.IGS25.V1-5Y	NA		114,556
17,550,000	EUR	12/22/2020	BOA	(Pay)	1.00%	1.06%	ITRAXX-EUROPES24V1-5Y	NA		(151,833)
8,775,000	EUR	12/22/2020	BOA	(Pay)	1.00%	1.06%	ITRAXX-EUROPES24V1-5Y	NA		433,224
28,672,500	EUR	12/22/2020	BOA	Receive	1.00%	1.06%	ITRAXX-EUROPES24V1-5Y	28,672,500	EUR	853,044
3,290,625	EUR	12/22/2020	GS	(Pay)	1.00%	1.06%	ITRAXX-EUROPES24V1-5Y	NA		162,459
43,875,000	EUR	12/22/2020	GS	Receive	1.00%	1.06%	ITRAXX-EUROPES24V1-5Y	43,875,000	EUR	1,305,338
6,581,250	EUR	12/22/2020	GS	(Pay)	1.00%	1.06%	ITRAXX-EUROPES24V1-5Y	NA		(56,938)
18,513,000	EUR	6/20/2021	CSS (e)	(Pay)	1.00%	0.73%	ITRAXX-EUROPES25V1-5Y	NA		(289,600)
8,640,000	EUR	12/20/2021	BOA	Receive	1.00%	0.36%	ITRAXX-EUROPES26V1-5Y	8,640,000	EUR	277,424
16,270,650	USD	12/20/2021	CSS (e)	(Pay)	5.00%	3.90%	CDX-NAHYS27V1-5Y	NA		(1,256,631)
17,433,000	USD	12/20/2021	GS	(Pay)	1.00%	1.00%	CDX-NAIGS27V1-5Y	NA		(241,845)
8,814,564	USD	12/20/2021	CSS (e)	(Pay)	5.00%	3.92%	CDX.NA.HYS27.V1-5Y	NA		(680,775)
22,155,000	USD	12/20/2021	CSS (e)	(Pay)	1.00%	0.67%	CDX.NA.IGS27.V1-5Y	NA		(380,446)
25,980,000	USD	12/21/2021	MSCS	(Pay)	1.00%	1.00%	CDX.NA.IGS27.V1-5Y	NA		(360,416)
173,400,000	EUR	12/21/2021	BOA	Receive	1.00%	1.06%	ITRAXX-EUROPES26V1-5Y	173,400,000	EUR	5,570,099
86,700,000	EUR	12/20/2021	CSS (e)	(Pay)	1.00%	0.8%	ITRAXX-EUROPES26V1-5Y	NA		(1,181,002)
43,200,000	EUR	12/21/2021	BOA	Receive	1.00%	0.36%	ITRAXX-EUROPES26V1-5Y	43,200,000	EUR	1,387,087
4,400,000	USD	1/17/2047	GS	(Pay)	1.00%	1.00%	CMBX.NA.AS.7	NA		10,555
13,270,000	USD	1/17/2047	MSCS	(Pay)	1.00%	1.00%	CMBX.NA.AS.7	NA		31,832
4,505,000	USD	1/17/2047	BOA	(Pay)	1.00%	1.00%	CMBX.NA.AS.7	NA		10,807
21,462,000	USD	1/17/2047	CSI	(Pay)	1.65%	1.00%	CMBX.NA.AS.7	NA		51,483
26,609,000	USD	1/17/2047	DB	(Pay)	1.00%	1.00%	CMBX.NA.AS.7	NA		63,830
3,384,000	USD	10/17/2057	MSCS	(Pay)	1.00%	1.00%	CMBX.NA.AS.8	NA		22,775
8,650,000	USD	10/17/2057	GS	(Pay)	0.30%	0.3%	CMBX.NA.BBB-8	NA		1,318,987

See accompanying notes to the financial statements.	45

GMO Opportunistic Income Fund (formerly GMO Debt Opportunities Fund)

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2017

Credit Default Swaps — Continued

Notional Amount		Expiration Date	Counterparty	Receive (Pay) ^	Annual Premium	Implied Credit Spread (1)	Reference Entity	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)	Net Unrealized Appreciation/ (Depreciation)
874,200	USD	9/17/2058	GS	(Pay)	0.50%	0.50%	CMBX.NA.AAA.9	NA	$21,537
4,400,000	USD	9/17/2058	DB	(Pay)	3.00%	3.00%	CMBX.NA.BBB-.9	NA	550,537
1,760,000	USD	9/17/2058	GS	(Pay)	3.00%	3.00%	CMBX.NA.BBB-.9	NA	220,215
4,325,000	USD	5/11/2063	CSI	(Pay)	3.00%	4.18%	CMBX.NA.BBB-.6	NA	560,214
8,715,000	USD	5/11/2063	DB	(Pay)	3.00%	3.00%	CMBX.NA.BBB-.6	NA	1,128,847
5,184,000	USD	5/11/2063	CSI	(Pay)	3.00%	1.00%	CMBX.NA.BBB-.6	NA	671,479

									$13,590,848

							Premiums Paid (Received)		$(17,921,812)

^	Receive - Fund receives a premium and sells credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(Pay) - Fund pays a premium and buys credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(1)	As of February 28, 2017, implied credit spreads in absolute terms, calculated using a model, and utilized in determining the market value of credit default swap contracts on the reference security, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e., higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
52,107,000	USD	3/20/2019	CSS (f)	Receive	1.56%	3 Month USD LIBOR	$(34,741)
34,756,000	USD	3/20/2019	CSS (f)	Receive	1.63%	3 Month USD LIBOR	23,045
10,495,000	USD	3/10/2021	CSS (g)	(Pay)	1.27%	3 Month USD LIBOR	259,549
7,392,000	USD	3/16/2021	CSS (g)	(Pay)	1.75%	3 Month USD LIBOR	44,809
1,591,000	USD	3/15/2022	CSS (f)	(Pay)	1.50%	3 Month USD LIBOR	38,784
21,503,000	USD	3/16/2022	CSS (f)	Receive	2.02%	3 Month USD LIBOR	16,099
8,919,000	USD	11/20/2023	CSS (f)	(Pay)	1.90%	3 Month USD LIBOR	138,707
19,668,000	USD	4/16/2025	CSS (g)	(Pay)	2.00%	3 Month USD LIBOR	379,136
4,092,000	USD	5/19/2026	CSS (g)	(Pay)	1.65%	3 Month USD LIBOR	232,401
1,069,000	USD	6/10/2026	CSS (g)	(Pay)	1.60%	3 Month USD LIBOR	65,944
8,168,000	USD	7/18/2026	CSS (g)	(Pay)	1.42%	3 Month USD LIBOR	638,057
13,794,000	USD	8/15/2026	CSS (g)	(Pay)	1.46%	3 Month USD LIBOR	1,041,155
11,320,000	USD	3/17/2027	CSS (f)	Receive	2.38%	3 Month USD LIBOR	37,170

							$2,880,115

						Premiums Paid (Received)	$(427,902)

#	Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

46	See accompanying notes to the financial statements.

GMO Opportunistic Income Fund (formerly GMO Debt Opportunities Fund)

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2017

As of February 28, 2017, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

†	Denominated in U.S. Dollar, unless otherwise indicated.

◆	These securities are primarily backed by subprime mortgages.

(a)	Investment valued at fair value using methods determined in good faith by the Trustees of GMO Trust or persons acting at their direction pursuant to procedures approved by the Trustees (Note 2).

(b)	The rate disclosed is the 7 day net yield as of February 28, 2017.

(c)	The rate shown represents yield-to-maturity.

(d)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any (Note 4).

(e)	Swap was cleared through the Intercontinental Exchange, Inc.

(f)	Swap was cleared through the LCH.Clearnet Group Ltd.

(g)	Swap was cleared through the CME Group Inc.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 52.

See accompanying notes to the financial statements.	47

GMO U.S. Treasury Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Developed Fixed Income team at Grantham, Mayo, Van Otterloo  & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO U.S. Treasury Fund returned +0.54% (net) for the fiscal year ended February 28, 2017, as compared with +0.32% for the Citigroup 3-Month Treasury Bill Index.

The Fund outperformed the benchmark during the fiscal year by +0.22%, with contributions coming from security selection in Treasury Bills.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

48

GMO U.S. Treasury Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in GMO U.S. Treasury Fund and the Citigroup 3-Month Treasury Bill Index As of February 28, 2017

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2017. All information is unaudited.

49

GMO U.S. Treasury Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2017 (Unaudited)

Asset Class Summary	% of Total Net Assets
Short-Term Investments	99.9%
Other	0.1

100.0%

50

GMO U.S. Treasury Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2017

Par Value† / Shares	Description	Value ($)
	SHORT-TERM INVESTMENTS — 99.9%

	U.S. Government — 99.7%
160,200,000	U.S. Treasury Bill, 0.46%, due 03/09/17 (a)	160,183,660
75,000,000	U.S. Treasury Bill, 0.41%, due 03/15/17 (a)	74,988,150
90,000,000	U.S. Treasury Bill, 0.48%, due 04/13/17 (a)	89,948,250
100,000,000	U.S. Treasury Bill, 0.52%, due 04/27/17 (a)	99,918,700
114,060,000	U.S. Treasury Bill, 0.62%, due 07/13/17 (a)	113,797,890
41,000,000	U.S. Treasury Bill, 0.63%, due 07/20/17 (a)	40,899,509
119,000,000	U.S. Treasury Bill, 0.70%, due 08/24/17 (a)	118,593,853
45,000,000	U.S. Treasury Bill, 0.82%, due 01/04/18 (a)	44,687,115
30,000,000	U.S. Treasury Note, 0.75%, due 03/15/17	30,004,290
50,000,000	U.S. Treasury Note, 0.50%, due 03/31/17	50,004,100
75,000,000	U.S. Treasury Note, 1.00%, due 03/31/17	75,036,975
115,000,000	U.S. Treasury Note, 0.88%, due 05/15/17	115,091,310
216,000,000	U.S. Treasury Note, 0.63%, due 05/31/17	216,060,912
50,000,000	U.S. Treasury Note, 0.88%, due 06/15/17	50,042,900
35,000,000	U.S. Treasury Note, 0.75%, due 06/30/17	35,019,110
55,000,000	U.S. Treasury Note, 2.50%, due 06/30/17	55,347,985
100,000,000	U.S. Treasury Note, 0.50%, due 07/31/17	99,921,900
120,000,000	U.S. Treasury Note, 0.88%, due 08/15/17	120,075,000
70,000,000	U.S. Treasury Note, 4.75%, due 08/15/17	71,296,050
9,000,000	U.S. Treasury Note, 0.63%, due 08/31/17	8,993,673
25,000,000	U.S. Treasury Note, 1.88%, due 08/31/17	25,139,650
82,000,000	U.S. Treasury Note, 1.00%, due 09/15/17	82,108,896
65,000,000	U.S. Treasury Note, 0.63%, due 09/30/17	64,944,165
50,000,000	U.S. Treasury Note, 1.88%, due 09/30/17	50,328,100
20,000,000	U.S. Treasury Note, 0.88%, due 10/15/17	20,010,940
144,000,000	U.S. Treasury Note, 0.88%, due 11/15/17	144,067,536
101,000,000	U.S. Treasury Note, 0.88%, due 11/30/17	101,039,491
90,000,000	U.S. Treasury Note, 2.25%, due 11/30/17	90,942,210
180,000,000	U.S. Treasury Note, 1.00%, due 12/15/17	180,210,960
65,000,000	U.S. Treasury Note, 0.88%, due 01/15/18	64,987,325
15,000,000	U.S. Treasury Note, 1.00%, due 02/15/18	15,008,205
20,000,000	U.S. Treasury Note, 0.75%, due 02/28/18	19,959,380
55,000,000	U.S. Treasury Variable Rate Note, 0.68%, due 10/31/17	55,057,200
75,000,000	U.S. Treasury Variable Rate Note, 0.79%, due 01/31/18	75,175,575

	Total U.S. Government	2,658,890,965

	Money Market Funds — 0.2%
3,888,540	State Street Institutional Treasury Plus Money Market Fund-Premier Class, 0.41% (b)	3,888,540

	TOTAL SHORT-TERM INVESTMENTS (COST $2,662,846,947)	2,662,779,505

	TOTAL INVESTMENTS — 99.9% (Cost $2,662,846,947)	2,662,779,505
	Other Assets and Liabilities (net) — 0.1%	3,917,634

	TOTAL NET ASSETS — 100.0%	$2,666,697,139

Notes to Schedule of Investments:

†	Denominated in U.S. Dollar, unless otherwise indicated.

(a)	The rate shown represents yield-to-maturity.

(b)	The rate disclosed is the 7 day net yield as of February 28, 2017.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 52.

See accompanying notes to the financial statements.	51

GMO Trust Funds

Schedule of Investments — (Continued)

February 28, 2017

Portfolio Abbreviations:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

CAD LIBOR - London Interbank Offered Rate denominated in Canadian Dollar.

CDO - Collateralized Debt Obligation

CHF LIBOR - London Interbank Offered Rate denominated in Swiss Franc.

CJSC - Closed Joint-Stock Company

CLO - Collateralized Loan Obligation

CP - Counterparty

EURIBOR - Euro Interbank Offered Rate

FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

FSA - Insured as to the payment of principal and interest by Financial Security Assurance.

GBP LIBOR - London Interbank Offered Rate denominated in British Pounds.

GDP - Gross Domestic Product

JPY LIBOR - London Interbank Offered Rate denominated in Japanese Yen

LIBOR - London Interbank Offered Rate

MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp.

OTC - Over-the-Counter

Reg S - Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

SEK STIBOR - Stockholm Interbank Offered Rate denominated in Swedish Krona

TBA - To Be Announced-Delayed Delivery Security

TIIE - Tasa de Interes Interbacaria de Equilibrio - 28 - Day Interbank Equilibrium

Interest Rate - Mexico

USBM - U.S. Treasury 3 Month Bill Money Market Yield.

USD LIBOR - London Interbank Offered Rate denominated in United States Dollars.

VRRB - Variable Rate Reduction Bond

The rates shown on variable rate notes are the current interest rates at February 28, 2017, which are subject to change based on the terms of the security.

Counterparty Abbreviations:

BCLY - Barclays Bank plc

BOA - Bank of America, N.A.

CITI - Citibank N.A.

CSI - Credit Suisse International

CSS - Credit Suisse Securities

(USA) LLC

DB - Deutsche Bank AG

GS - Goldman Sachs International

JPMF - J.P. Morgan Securities LLC

JPM - JPMorgan Chase Bank, N.A.

MSCI - Morgan Stanley & Co.

International PLC

MSCS - Morgan Stanley Capital

Services LLC

Currency Abbreviations:

CAD - Canadian Dollar

CHF - Swiss Franc

DEM - Deutsche Mark

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

MXN - Mexican Peso

NZD - New Zealand Dollar

PEN - Peruvian Sol

SEK - Swedish Krona

USD - United States Dollar

ZAR - South African Rand

52	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2017

	Asset Allocation Bond Fund	Core Plus Bond Fund	Currency Hedged International Bond Fund	Emerging Country Debt Fund
Assets:
Investments in affiliated issuers, at value (Notes 2 and 10)(a)	$—	$231,287,044	$25,811,080	$101,920,876
Investments in unaffiliated issuers, at value (Note 2)(b)	1,485,370,745	439,395,232	32,614,520	3,973,602,223
Foreign currency, at value (Note 2)(c)	—	9	—	917,953
Cash	34,936,675	—	—	—
Receivable for investments sold	—	—	—	3,014,714
Dividends and interest receivable	2,136,289	502,521	425,021	67,600,122
Unrealized appreciation on open forward currency contracts (Note 4)	8,229,029	186,366	258,156	201,461
Receivable for variation margin on open futures contracts (Note 4)	—	19,510	—	—
Due from broker (Note 2)	9,505,268	3,458,135	276,191	6,058,380
Receivable for open OTC swap contracts (Note 4)	—	—	—	25,786,889
Interest receivable for open OTC swap contracts	—	—	—	2,192,756
Receivable for expenses reimbursed and/or waived by GMO (Note 5)	—	41,539	15,006	5,093
Miscellaneous receivable	—	—	—	2,815,563
Receivable for options (Note 4)(d)	—	—	—	293,033

Total assets	1,540,178,006	674,890,356	59,399,974	4,184,409,063

Liabilities:
Payable for investments purchased	322	—	—	—
Payable for Fund shares repurchased	2,143,635	—	—	32,324
Payable for purchases of delayed delivery securities	—	85,788,866	—	—
Payable to affiliate for (Note 5):
Management fee	320,418	55,422	11,233	1,092,771
Shareholder service fee	94,674	22,659	6,741	349,188
Payable for variation margin on open futures contracts (Note 4)	—	—	744	—
Payable for variation margin on open cleared swap contracts (Note 4)	372,356	130,804	13,477	260,821
Payable for swap premiums	277,730	—	—	—
Unrealized depreciation on open forward currency contracts (Note 4)	9,836,103	181,411	50,874	—
Interest payable for open swap contracts	—	—	—	856,750
Payable for open OTC swap contracts (Note 4)	—	—	—	61,191,234
Payable for reverse repurchase agreements (Note 2)	34,936,599	—	—	32,592,636
Payable for options (Note 4)(d)	—	—	—	2,349,805
Payable to agents unaffiliated with GMO	252	—	28	588
Payable to Trustees and related expenses	3,149	100	116	6,598
Accrued expenses	199,176	105,515	84,138	431,261

Total liabilities	48,184,414	86,284,777	167,351	99,163,976

Net assets	$1,491,993,592	$588,605,579	$59,232,623	$4,085,245,087

(a) Cost of investments – affiliated issuers:	$—	$230,267,973	$24,686,959	$99,161,727
(b) Cost of investments – unaffiliated issuers:	$1,472,377,437	$437,627,181	$35,451,676	$3,883,854,946
(c) Cost of foreign currency:	$—	$9	$—	$916,918
(d) Premiums on options:	$—	$—	$—	$6,226,943

See accompanying notes to the financial statements.	53

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2017 — (Continued)

	Asset Allocation Bond Fund	Core Plus Bond Fund	Currency Hedged International Bond Fund	Emerging Country Debt Fund
Net assets consist of:
Paid-in capital	$1,549,492,325	$616,220,179	$67,536,983	$4,169,404,787
Accumulated undistributed net investment income	1,181,698	1,128,597	596,010	34,037,148
Accumulated net realized gain (loss)	(64,400,243)	(31,342,063)	(7,391,660)	(221,705,644)
Net unrealized appreciation (depreciation)	5,719,812	2,598,866	(1,508,710)	103,508,796

	$1,491,993,592	$588,605,579	$59,232,623	$4,085,245,087

Net assets attributable to:
Class III	$282,272,480	$22,172,253	$59,232,623	$1,067,086,401

Class IV	$—	$566,433,326	$—	$3,018,158,686

Class VI	$1,209,721,112	$—	$—	$—

Shares outstanding:
Class III	12,741,416	1,050,889	2,235,062	36,808,556

Class IV	—	26,783,881	—	104,255,133

Class VI	54,423,599	—	—	—

Net asset value per share:
Class III	$22.15	$21.10	$26.50	$28.99

Class IV	$—	$21.15	$—	$28.95

Class VI	$22.23	$—	$—	$—

54	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2017 — (Continued)

	Opportunistic Income Fund (formerly Debt Opportunities Fund)	U.S. Treasury Fund
Assets:
Investments in affiliated issuers, at value (Notes 2 and 10)(a)	$72,837,633	$—
Investments in unaffiliated issuers, at value (Note 2)(b)	1,445,623,651	2,662,779,505
Cash	714,626	—
Receivable for investments sold	582,177	—
Dividends and interest receivable	3,445,104	4,360,554
Unrealized appreciation on open forward currency contracts (Note 4)	77,578	—
Due from broker (Note 2)	3,424,239	—
Receivable for open OTC swap contracts (Note 4)	19,920,779	—
Receivable for purchases of delayed delivery securities	34,606,250	—
Interest receivable for open OTC swap contracts	979,159	—
Receivable for expenses reimbursed and/or waived by GMO (Note 5)	54,941	144,813

Total assets	1,582,266,137	2,667,284,872

Liabilities:
Investments sold short, at value (Note 2)(c)	34,769,723	—
Payable for investments purchased	260,449	—
Payable for purchases of delayed securities	31,514,766	—
Payable to affiliate for (Note 5):
Management fee	456,342	157,555
Shareholder service fee	62,748	—
Payable for variation margin on open cleared swap contracts (Note 4)	98,836	—
Dividend payable	—	266,278
Unrealized depreciation on open forward currency contracts (Note 4)	2,289	—
Interest payable for open swap contracts	754,369	—
Payable for open OTC swap contracts (Note 4)	2,541,477	—
Written options outstanding, at value (Note 4)(d)	736,796	—
Payable to agents unaffiliated with GMO	196	394
Payable to Trustees and related expenses	2,430	4,674
Accrued expenses	171,882	158,832

Total liabilities	71,372,303	587,733

Net assets	$1,510,893,834	$2,666,697,139

(a) Cost of investments – affiliated issuers:	$72,857,962	$—
(b) Cost of investments – unaffiliated issuers:	$1,431,230,363	$2,662,846,947
(c) Proceeds from securities sold short:	$34,606,250	$—
(d) Premiums on written options:	$1,340,502	$—

See accompanying notes to the financial statements.	55

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2017 — (Continued)

	Opportunistic Income Fund (formerly Debt Opportunities Fund)	U.S. Treasury Fund
Net assets consist of:
Paid-in capital	$1,616,785,775	$2,666,813,030
Accumulated undistributed net investment income	4,399,215	—
Accumulated net realized gain (loss)	(123,300,886)	(48,449)
Net unrealized appreciation (depreciation)	13,009,730	(67,442)

	$1,510,893,834	$2,666,697,139

Net assets attributable to:
Core Class	$—	$2,666,697,139

Class VI	$1,510,893,834	$—

Shares outstanding:
Core Class	—	106,673,130

Class VI	58,611,319	—

Net asset value per share:
Core Class	$—	$25.00

Class VI	$25.78	$—

56	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Operations — Year Ended February 28, 2017

	Asset Allocation Bond Fund	Core Plus Bond Fund	Currency Hedged International Bond Fund	Emerging Country Debt Fund
Investment Income:
Interest	$22,399,338	$613,434	$560,561	$298,724,904
Dividends from unaffiliated issuers	1,648,728	186,970	1,105	1,244,977
Dividends from affiliated issuers (Note 10)	1,152,553	746,111	408,012	818,783

Total investment income	25,200,619	1,546,515	969,678	300,788,664

Expenses:
Management fee (Note 5)	5,063,894	274,717	154,826	14,416,089
Shareholder service fee – Class III (Note 5)	560,767	12,277	92,896	1,358,454
Shareholder service fee – Class IV (Note 5)	—	101,702	—	3,213,247
Shareholder service fee – Class VI (Note 5)	908,442	—	—	—
Audit and tax fees	105,090	109,197	99,920	178,487
Custodian, fund accounting agent and transfer agent fees	279,661	84,744	51,497	1,197,674
Legal fees	56,023	21,672	21,672	104,539
Registration fees	5,235	5,750	3,025	35,036
Trustees’ fees and related expenses (Note 5)	34,271	1,516	1,087	70,885
Interest expense (Note 2)	64,190	2,748	1,791	—
Miscellaneous	28,053	5,901	8,361	79,078

Total expenses	7,105,626	620,224	435,075	20,653,489
Fees and expenses reimbursed and/or waived by GMO (Note 5)	(442,031)	(207,766)	(164,263)	—
Indirectly incurred management fees waived or borne by GMO (Note 5)	—	(68,562)	(20,486)	(39,365)
Indirectly incurred shareholder service fee waived or borne by GMO (Note 5)	—	(14,626)	(5,191)	(7,887)

Net expenses	6,663,595	329,270	245,135	20,606,237

Net investment income (loss)	18,537,024	1,217,245	724,543	280,182,427

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(149,280,380)	(235,319)	(974,122)	99,035,329
Investments in affiliated issuers	235,105	6,018,640	1,543,855	37,508
Realized gain distributions from affiliated issuers (Note 10)	13,727	9,565	10,811	46,787
Futures contracts	6,339,183	(361,770)	273,643	—
Options	(31,823,476)	(391,981)	(120,552)	—
Swap contracts	108,482,529	(3,084,400)	499,118	10,438,250
Foreign currency, forward contracts and foreign currency related transactions	29,219,763	22,717	1,945,157	3,620,097

Net realized gain (loss)	(36,813,549)	1,977,452	3,177,910	113,177,971

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	126,539,996	(94,674)	(849,271)	279,657,824
Investments in affiliated issuers	63,423	(3,852,031)	(934,518)	652,383
Futures contracts	(12,973,233)	278,484	(188,355)	—
Options	39,392,236	748,804	222,199	5,043,111
Swap contracts	(120,857,680)	6,198,080	(688,308)	48,592,057
Foreign currency, forward contracts and foreign currency related transactions	(14,067,309)	(98,318)	232,293	(1,918,066)

Net change in unrealized appreciation (depreciation)	18,097,433	3,180,345	(2,205,960)	332,027,309

Net realized and unrealized gain (loss)	(18,716,116)	5,157,797	971,950	445,205,280

Net increase (decrease) in net assets resulting from operations	$(179,092)	$6,375,042	$1,696,493	$725,387,707

See accompanying notes to the financial statements.	57

GMO Trust Funds

Statements of Operations — Year Ended February 28, 2017 — (Continued)

	Opportunistic Income Fund (formerly Debt Opportunities Fund)	U.S. Treasury Fund
Investment Income:
Interest	$64,467,615	$15,442,193
Dividends from affiliated issuers (Note 10)	336,929	—
Dividends from unaffiliated issuers	19,550	—

Total investment income	64,824,094	15,442,193

Expenses:
Management fee (Note 5)	4,264,569	2,594,865
Shareholder service fee – Class VI (Note 5)	859,319	—
Audit and tax fees	180,009	50,558
Custodian, fund accounting agent and transfer agent fees	264,026	373,934
Legal fees	83,116	88,624
Registration fees	460	515
Trustees’ fees and related expenses (Note 5)	26,711	56,589
Interest expense (Note 2)	231	—
Miscellaneous	57,350	20,362

Total expenses	5,735,791	3,185,447
Fees and expenses reimbursed and/or waived by GMO (Note 5)	(555,010)	(3,104,114)

Net expenses	5,180,781	81,333

Net investment income (loss)	59,643,313	15,360,860

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(1,375,019)	1,442,520
Investments in affiliated issuers	25,475	—
Investments in securities sold short	(34,180)	—
Realized gain distributions from affiliated issuers (Note 10)	33,490	—
Written options	2,367,050	—
Swap contracts	(7,469,708)	—
Foreign currency, forward contracts and foreign currency related transactions	615,030	—

Net realized gain (loss)	(5,837,862)	1,442,520

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	59,839,383	162,701
Investments in affiliated issuers	(29,466)	—
Investments in securities sold short	(163,473)	—
Written options	281,874	—
Swap contracts	(1,190,201)	—
Foreign currency, forward contracts and foreign currency related transactions	42,412	—

Net change in unrealized appreciation (depreciation)	58,780,529	162,701

Net realized and unrealized gain (loss)	52,942,667	1,605,221

Net increase (decrease) in net assets resulting from operations	$112,585,980	$16,966,081

58	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Changes in Net Assets

	Asset Allocation Bond Fund		Core Plus Bond Fund
	Year Ended February 28/29,		Year Ended February 28/29,
	2017	2016	2017	2016
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$18,537,024	$8,396,115	$1,217,245	$2,984,582
Net realized gain (loss)	(36,813,549)	(421,725,486)	1,977,452	(5,184,506)
Change in net unrealized appreciation (depreciation)	18,097,433	(58,678,738)	3,180,345	(7,494,375)

Net increase (decrease) in net assets from operations	(179,092)	(472,008,109)	6,375,042	(9,694,299)

Distributions to shareholders from:
Net investment income
Class III	—	(26,485,630)	(240,429)	(2,771,556)
Class IV	—	—	(3,760,584)	(9,179,274)
Class VI	—	(286,205,734)	—	—

Total distributions from net investment income	—	(312,691,364)	(4,001,013)	(11,950,830)

Net share transactions (Note 9):
Class III	(70,279,130)	(1,399,770)	(30,050,465)	5,926,234
Class IV	—	—	349,034,173	40,867,382
Class VI	(678,881,916)	(2,046,673,477)	—	—

Increase (decrease) in net assets resulting from net share transactions	(749,161,046)	(2,048,073,247)	318,983,708	46,793,616

Total increase (decrease) in net assets	(749,340,138)	(2,832,772,720)	321,357,737	25,148,487

Net assets:
Beginning of period	2,241,333,730	5,074,106,450	267,247,842	242,099,355

End of period	$1,491,993,592	$2,241,333,730	$588,605,579	$267,247,842

Accumulated undistributed net investment income	$1,181,698	$—	$1,128,597	$341,183

Distributions in excess of net investment income	$—	$(49,400,874)	$—	$—

See accompanying notes to the financial statements.	59

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	Currency Hedged International Bond Fund		Emerging Country Debt Fund
	Year Ended February 28/29,		Year Ended February 28/29,
	2017	2016	2017	2016
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$724,543	$683,786	$280,182,427	$222,709,081
Net realized gain (loss)	3,177,910	368,668	113,177,971	(15,576,974)
Change in net unrealized appreciation (depreciation)	(2,205,960)	(2,133,644)	332,027,309	(288,895,476)

Net increase (decrease) in net assets from operations	1,696,493	(1,081,190)	725,387,707	(81,763,369)

Distributions to shareholders from:
Net investment income
Class III	(2,050,085)	(6,260,770)	(62,354,207)	(60,444,445)
Class IV	—	—	(215,087,917)	(216,009,314)

Total distributions from net investment income	(2,050,085)	(6,260,770)	(277,442,124)	(276,453,759)

Net share transactions (Note 9):
Class III	(1,932,534)	(3,029,814)	142,444,973	158,036,105
Class IV	—	—	(438,892,230)	113,254,771

Increase (decrease) in net assets resulting from net share transactions	(1,932,534)	(3,029,814)	(296,447,257)	271,290,876

Purchase premiums and redemption fees (Notes 2 and 9):
Class III	—	—	1,373,509	1,308,961
Class IV	—	—	4,896,963	4,807,531

Increase in net assets resulting from purchase premiums and redemption fees	—	—	6,270,472	6,116,492

Total increase (decrease) in net assets resulting from net share transactions	(1,932,534)	(3,029,814)	(290,176,785)	277,407,368

Total increase (decrease) in net assets	(2,286,126)	(10,371,774)	157,768,798	(80,809,760)

Net assets:
Beginning of period	61,518,749	71,890,523	3,927,476,289	4,008,286,049

End of period	$59,232,623	$61,518,749	$4,085,245,087	$3,927,476,289

Accumulated undistributed net investment income	$596,010	$274,607	$34,037,148	$—

Distributions in excess of net investment income	$—	$—	$—	$(11,084,718)

60	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	Opportunistic Income Fund (formerly Debt Opportunities Fund)		U.S. Treasury Fund
	Year Ended February 28/29,		Year Ended February 28/29,
	2017	2016	2017	2016
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$59,643,313	$36,619,443	$15,360,860	$5,710,896
Net realized gain (loss)	(5,837,862)	(23,713,454)	1,442,520	1,739,205
Change in net unrealized appreciation (depreciation)	58,780,529	(1,468,755)	162,701	(316,810)

Net increase (decrease) in net assets from operations	112,585,980	11,437,234	16,966,081	7,133,291

Distributions to shareholders from:
Net investment income
Core Class	—	—	(15,360,860)	(5,710,896)
Class VI	(37,550,318)	(28,535,302)	—	—

Total distributions from net investment income	(37,550,318)	(28,535,302)	(15,360,860)	(5,710,896)

Net realized gains
Core Class	—	—	(1,586,333)	(1,739,695)

Total distributions from net realized gains	—	—	(1,586,333)	(1,739,695)

Net share transactions (Note 9):
Core Class	—	—	(1,366,825,724)	1,789,890,628
Class VI	(213,820,554)	(128,174,824)	—	—

Increase (decrease) in net assets resulting from net share transactions	(213,820,554)	(128,174,824)	(1,366,825,724)	1,789,890,628

Purchase premiums and redemption fees (Notes 2 and 9):
Class VI	1,659,519	2,486,765	—	—

Increase in net assets resulting from purchase premiums and redemption fees	1,659,519	2,486,765	—	—

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	(212,161,035)	(125,688,059)	(1,366,825,724)	—

Total increase (decrease) in net assets	(137,125,373)	(142,786,127)	(1,366,806,836)	1,789,573,328

Net assets:
Beginning of period	1,648,019,207	1,790,805,334	4,033,503,975	2,243,930,647

End of period	$1,510,893,834	$1,648,019,207	$2,666,697,139	$4,033,503,975

Accumulated undistributed net investment income	$4,399,215	$6,227,235	$—	$—

See accompanying notes to the financial statements.	61

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout the period)

ASSET ALLOCATION BOND FUND

	Class III Shares							Class VI Shares
	Year Ended February 28/29,							Year Ended February 28/29,
	2017		2016	2015	2014		2013	2017		2016	2015	2014		2013
Net asset value, beginning of period	$22.16		$26.36	$24.57	$24.43		$24.60	$22.21		$26.40	$24.60	$24.46		$24.61

Income (loss) from investment operations:
Net investment income (loss)†(a)	0.18		0.01	0.38	0.00	(b)	(0.02)	0.21		0.06	0.22	0.03		0.01
Net realized and unrealized gain (loss)	(0.19)		(2.58)	2.48	0.17		0.12	(0.19)		(2.61)	2.68	0.16		0.11

Total from investment operations	(0.01)		(2.57)	2.86	0.17		0.10	0.02		(2.55)	2.90	0.19		0.12

Less distributions to shareholders:
From net investment income	—		(1.63)	(0.67)	(0.03)		(0.01)	—		(1.64)	(0.70)	(0.05)		(0.01)
From net realized gains	—		—	(0.40)	—		(0.26)	—		—	(0.40)	—		(0.26)

Total distributions	—		(1.63)	(1.07)	(0.03)		(0.27)	—		(1.64)	(1.10)	(0.05)		(0.27)

Net asset value, end of period	$22.15		$22.16	$26.36	$24.57		$24.43	$22.23		$22.21	$26.40	$24.60		$24.46

Total Return(c)	(0.05)%		(9.88)%	11.92%	0.72%		0.42%	0.09%		(9.79)%	12.05%	0.79%		0.52%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$282,272		$352,828	$421,910	$260,775		$91,186	$1,209,721		$1,888,505	$4,652,197	$2,849,433		$88,029
Net operating expenses to average daily net assets(e)	0.41%		0.40%	0.40%	0.40	%(d)	0.40%	0.31%		0.31%	0.31%	0.31	%(d)	0.31%
Interest and/or dividend expenses to average daily net assets(f)	0.00	%(g)	0.02%	0.01%	0.00	%(g)	0.00%	0.00	%(g)	0.02%	0.01%	0.00	%(g)	—
Total net expenses to average daily net assets(e)	0.41%		0.42%	0.41%	0.40%		0.40%	0.31%		0.33%	0.32%	0.31%		0.31%
Net investment income (loss) to average daily net assets(a)	0.81%		0.03%	1.49%	0.01%		(0.08)%	0.94%		0.27%	0.84%	0.13%		0.02%
Portfolio turnover rate	130	%(h)	177%	177%	32%		233%	130	%(h)	177%	177%	32%		233%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.02%		0.03%	0.02%	0.02%		0.08%	0.02%		0.03%	0.02%	0.02%		0.07%

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests, if any.
(b)	Net investment income (loss) was less than $0.01 per share.
(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
(e)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(f)	Interest expense incurred as a result of entering into reverse repurchase agreements and/or margin on cleared swap contracts, if any, is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements, if any, is included in interest income.
(g)	Ratio is less than 0.01%.
(h)	The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during the year ended February 28, 2017, including transactions in USTF, was 126% of the average value of its portfolio.
†	Calculated using average shares outstanding throughout the period.

62	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

CORE PLUS BOND FUND

	Class III Shares									Class IV Shares
	Year Ended February 28/29,									Year Ended February 28/29,
	2017(a)		2016(a)	2015(a)		2014(a)		2013(a)		2017(a)		2016(a)	2015(a)		2014(a)		2013(a)
Net asset value, beginning of period	$21.39		$23.43	$22.35		$22.23		$21.39		$21.45		$23.49	$22.41		$22.29		$21.42

Income (loss) from investment operations:
Net investment income (loss)(b)†	0.26		0.24	0.21		0.21		0.21		0.24		0.27	0.21		0.21		0.24
Net realized and unrealized gain (loss)	0.25		(1.14)	1.83		0.24		1.62		0.29		(1.17)	1.83		0.27		1.62

Total from investment operations	0.51		(0.90)	2.04		0.45		1.83		0.53		(0.90)	2.04		0.48		1.86

Less distributions to shareholders:
From net investment income	(0.80)		(1.14)	(0.96)		(0.33)		(0.99)		(0.83)		(1.14)	(0.96)		(0.36)		(0.99)

Total distributions	(0.80)		(1.14)	(0.96)		(0.33)		(0.99)		(0.83)		(1.14)	(0.96)		(0.36)		(0.99)

Net asset value, end of period	$21.10		$21.39	$23.43		$22.35		$22.23		$21.15		$21.45	$23.49		$22.41		$22.29

Total Return(c)	2.44%		(3.93)%	9.25%		2.15%		8.67%		2.55%		(3.91)%	9.32%		2.15%		8.85%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$22,172		$52,187	$51,045		$48,632		$48,831		$566,433		$215,060	$191,054		$191,571		$190,527
Net operating expenses to average daily net assets(d)	0.35%		0.35%	0.37%		0.38%		0.38	%(e)	0.30%		0.30%	0.32%		0.33%		0.33	%(e)
Interest and/or dividend expenses to average daily net assets(g)	0.00	%(f)	0.01%	0.00	%(f)	0.00	%(f)	—		0.00	%(f)	0.01%	0.00	%(f)	0.00	%(f)	—
Total net expenses to average daily net assets(d)	0.35%		0.36%	0.37%		0.38%		0.38	%(e)	0.30%		0.31%	0.32%		0.33%		0.33	%(e)
Net investment income (loss) to average daily net assets(b)	1.21%		1.14%	0.89%		0.95%		1.02%		1.10%		1.17%	0.94%		0.99%		1.07%
Portfolio turnover rate	216	%(h)	21%	128%		87%		135%		216	%(h)	21%	128%		87%		135%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:(i)	0.30%		0.21%	0.15%		0.12%		0.13%		0.26%		0.21%	0.15%		0.12%		0.13%

(a)	Per share amounts were adjusted to reflect a 1:3 reverse stock split effective July 15, 2016.
(b)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests, if any.
(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(e)	The net expense ratio does not include the effect of expense reductions (Note 2).
(f)	Ratio is less than 0.01%.
(g)	Interest expense incurred as a result of entering into reverse repurchase agreements and/or margin on cleared swap contracts, if any, is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements, if any, is included in interest income.
(h)	The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during the year ended February 28, 2017, including transactions in USTF, was 325% of the average value of its portfolio.
(i)	Ratios include indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	63

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

CURRENCY HEDGED INTERNATIONAL BOND FUND

	Class III Shares
	Year Ended February 28/29,
	2017(a)		2016(a)	2015(a)		2014(a)		2013(a)
Net asset value, beginning of period	$26.67		$29.70	$26.70		$26.28		$25.05

Income (loss) from investment operations:
Net investment income (loss)†(b)	0.32		0.27	0.33		0.36		0.42
Net realized and unrealized gain (loss)	0.42		(0.72)	4.14		0.42		1.92

Total from investment operations	0.74		(0.45)	4.47		0.78		2.34

Less distributions to shareholders:
From net investment income	(0.91)		(2.58)	(1.47)		(0.33)		(1.11)
Return of capital	—		—	—		(0.03)		—

Total distributions	(0.91)		(2.58)	(1.47)		(0.36)		(1.11)

Net asset value, end of period	$26.50		$26.67	$29.70		$26.70		$26.28

Total Return(c)	2.79%		(1.17)%	17.02%		3.04%		9.43%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$59,233		$61,519	$71,891		$71,837		$69,527
Net operating expenses to average daily net assets(d)	0.40%		0.38%	0.36%		0.39%		0.40%
Interest and/or dividend expenses to average daily net assets(f)	0.00	%(e)	0.01%	0.00	%(e)	0.00	%(e)	—
Total net expenses to average daily net assets(d)	0.40%		0.39%	0.36%		0.39%		0.40%
Net investment income (loss) to average daily net assets(b)	1.17%		1.03%	1.19%		1.41%		1.61%
Portfolio turnover rate	—	(g)	69%	117%		13%		34%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:(h)	0.31%		0.58%	0.27%		0.24%		0.27%
(a)	Per share amounts were adjusted to reflect a 1:3 reverse stock split effective July 15, 2016.
(b)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests, if any.
(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(e)	Ratio is less than 0.01%.
(f)	Interest expense incurred as a result of entering into reverse repurchase agreements and/or margin on cleared swap contracts, if any, is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements, if any, is included in interest income.
(g)	The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during the year ended February 28, 2017, including transactions in USTF, was 21% of the average value of its portfolio.
(h)	Ratios include indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.

64	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

EMERGING COUNTRY DEBT FUND

	Class III Shares										Class IV Shares
	Year Ended February 28/29,										Year Ended February 28/29,
	2017(a)		2016(a)		2015(a)		2014(a)		2013(a)		2017(a)		2016(a)		2015(a)		2014(a)		2013(a)
Net asset value, beginning of period	$26.01		$28.47		$29.31		$31.02		$28.77		$25.98		$28.44		$29.28		$30.99		$28.74

Income (loss) from investment operations:
Net investment income (loss)(b)†	1.94		1.53		1.77	(c)	1.80		2.31		1.95		1.53		1.80	(c)	1.80		2.37
Net realized and unrealized gain (loss)	3.01	(d)	(2.04)		(0.03)		(1.77)		2.46		3.01	(d)	(2.01)		(0.06)		(1.74)		2.43

Total from investment operations	4.95		(0.51)		1.74		0.03		4.77		4.96		(0.48)		1.74		0.06		4.80

Less distributions to shareholders:
From net investment income	(1.97)		(1.95)		(2.58)		(1.74)		(2.52)		(1.99)		(1.98)		(2.58)		(1.77)		(2.55)

Total distributions	(1.97)		(1.95)		(2.58)		(1.74)		(2.52)		(1.99)		(1.98)		(2.58)		(1.77)		(2.55)

Net asset value, end of period	$28.99		$26.01		$28.47		$29.31		$31.02		$28.95		$25.98		$28.44		$29.28		$30.99

Total Return(e)	19.47%		(1.77)%		6.03%		0.27%		17.04%		19.50%		(1.73)%		6.07%		0.33%		17.14%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,067,086		$827,667		$746,182		$582,639		$427,339		$3,018,159		$3,099,809		$3,262,104		$2,465,331		$1,908,041
Net operating expenses to average daily net assets(f)	0.54%		0.54%		0.56%		0.56	%(g)	0.60	%(g)	0.49%		0.49%		0.51%		0.51	%(g)	0.55	%(g)
Interest and/or dividend expenses to average daily net assets(h)	—		0.00	%(i)	—		—		0.02%		—		0.00	%(i)	—		—		0.02%
Total net expenses to average daily net assets(f)	0.54%		0.54	%(h)	0.56%		0.56	%(g)	0.62	%(g)	0.49%		0.49	%(f)	0.51%		0.51	%(g)	0.57	%(g)
Net investment income (loss) to average daily net assets(b)	6.76%		5.58%		5.86	%(j)	5.99%		7.75%		6.81%		5.60%		5.93	%(j)	6.02%		7.84%
Portfolio turnover rate	21	%(k)	20%		18%		27%		36%		21	%(k)	20%		18%		27%		36%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:(l)	0.00	%(i)	0.00	%(i)	0.00	%(i)	—		0.00	%(i)	0.00	%(i)	0.00	%(i)	0.00	%(i)	—		0.00	%(i)
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.04	(a)	$0.04	(a)	$0.06	(a)	$0.05	(a)	$0.08	(a)	$0.04	(a)	$0.04	(a)	$0.06	(a)	$0.05	(a)	$0.08	(a)

(a)	Per share amounts were adjusted to reflect a 1:3 reverse stock split effective July 15, 2016.
(b)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests, if any.
(c)	Includes income per share of $0.06 and $0.09, respectively, as a result of litigation on certain sovereign debt. Excluding this income, the Fund’s net investment income per share would have been $1.71 and $1.71, respectively. These per share amounts have been adjusted to reflect a 1:3 reverse stock split effective July 15, 2016.
(d)	Includes realized gain per share of $0.23 and $0.23, respectively, as a result of litigation on Argentinian sovereign debt. Excluding this income, the Fund’s realized gain per share would have been $2.78 and $2.78, respectively.
(e)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(f)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(g)	The net expense ratio does not include the effect of expense reductions (Note 2).
(h)	Interest expense incurred as a result of entering into reverse repurchase agreements and/or margin on cleared swap contracts, if any, is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements, if any, is included in interest income.
(i)	Ratio is less than 0.01%.
(j)	Includes income of $0.24 and $0.24, respectively, of average daily net assets as a result of litigation on certain sovereign debt. Excluding this income, the Fund’s net investment income to average daily net assets would have been 5.62% and 5.69%, respectively.
(k)	The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during the year ended February 28, 2017, including transactions in USTF, was 23% of the average value of its portfolio.
(l)	Ratios include indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	65

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

OPPORTUNISTIC INCOME FUND (FORMERLY DEBT OPPORTUNITIES FUND)

	Class VI Shares
	Year Ended February 28/29,
	2017		2016		2015(a)		2014(a)(b)		2013(a)
Net asset value, beginning of period	$24.57		$24.80		$24.22		$24.22		$22.54

Income (loss) from investment operations:
Net investment income (loss)(c)†	0.96		0.53		0.54		0.84		1.05
Net realized and unrealized gain (loss)	0.89		(0.34)		0.42		0.14		1.54

Total from investment operations	1.85		0.19		0.96		0.98		2.59

Less distributions to shareholders:
From net investment income	(0.64)		(0.42)		(0.38)		(0.56)		(0.35)
From net realized gains	—		—		—		(0.42)		(0.56)

Total distributions	(0.64)		(0.42)		(0.38)		(0.98)		(0.91)

Net asset value, end of period	$25.78		$24.57	(d)	$24.80		$24.22		$24.22

Total Return(e)	7.62%		0.77%		3.98%		4.27%		11.62%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,510,894		$1,648,019		$1,790,805		$2,111,080		$812,020
Net expenses to average daily net assets(f)	0.33%		0.31%		0.31%		0.31	%(g)	0.31	%(g)
Interest and/or dividend expenses to average daily net assets(i)	0.00	%(h)	0.00	%(h)	0.00	%(h)	—		—
Total net expenses to average daily net assets(f)	0.33%		0.31%		0.31%		0.31	%(g)	0.31	%(g)
Net investment income (loss) to average daily net assets(c)	3.82%		2.13%		2.18%		3.51%		4.36%
Portfolio turnover rate	66	%(j)	66%		37%		30%		39%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets	0.04%		0.03%		0.03%		0.02%		0.04%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.03		$0.04		$0.03	(a)	$0.05	(a)	$0.11	(a)
(a)	Per share amounts were adjusted to reflect a 1:7 reverse stock split effective May 15, 2014.
(b)	Effective February 12, 2014, GMO Debt Opportunities Fund (the “Acquired Fund”) merged into GMO Short-Duration Collateral Fund (the “Acquiring Fund”) and the surviving entity was renamed GMO Debt Opportunities Fund. For accounting and financial reporting purposes, the Acquired Fund is the surviving entity, meaning the combined entity adopted the historical financial reporting history of the Acquired Fund. Share and per share information have been adjusted to reflect the effects of the merger.
(c)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests, if any.
(d)	Beginning December 21, 2015 the pricing source for certain fixed income assets of the Fund changed, which resulted in an increase in the December 21, 2015 net asset value of the Fund by $0.04 per share.
(e)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(f)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(g)	The net expense ratio does not include the effect of expense reductions (Note 2).
(h)	Ratio is less than 0.01%.
(i)	Interest expense incurred as a result of entering into reverse repurchase agreements and/or margin on cleared swap contracts, if any, is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements, if any, is included in interest income.
(j)	The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during the year ended February 28, 2017, including transactions in USTF, was 75% of the average value of its portfolio.
†	Calculated using average shares outstanding throughout the period.

66	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout the period)

U.S. TREASURY FUND

	Core Shares
	Year Ended February 28/29,
	2017		2016		2015		2014		2013
Net asset value, beginning of period	$25.00		$25.00		$25.00		$25.00		$25.00

Income (loss) from investment operations:
Net investment income (loss)†	0.12		0.04		0.01		0.02		0.03
Net realized and unrealized gain (loss)	0.01		0.00		0.00	(a)	0.01		(0.00	)(a)

Total from investment operations	0.13		0.04		0.01		0.03		0.03

Less distributions to shareholders:
From net investment income	(0.12)		(0.03)		(0.01)		(0.02)		(0.03)
From net realized gains	(0.01)		(0.01)		(0.00	)(b)	(0.01)		—

Total distributions	(0.13)		(0.04)		(0.01)		(0.03)		(0.03)

Net asset value, end of period	$25.00		$25.00		$25.00		$25.00		$25.00

Total Return(c)	0.54%		0.19%		0.06%		0.11%		0.11%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,666,697		$4,033,504		$2,243,931		$1,909,864		$2,912,203
Net expenses to average daily net assets	0.00	%(d)	0.00	%(d)	0.00	%(d)	0.00	%(d)(e)	0.00	%(d)(e)
Net investment income (loss) to average daily net assets	0.47%		0.16%		0.05%		0.08%		0.10%
Portfolio turnover rate(f)	0%		0%		0%		0%		0%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.10%		0.10%		0.10%		0.10%		0.10%
(a)	Net realized and unrealized gain (loss) was less than $0.01 per share.
(b)	Distributions from net realized gains were less than $0.01 per share.
(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(d)	Ratio is less than 0.01%.
(e)	The net expense ratio does not include the effect of expense reductions (Note 2).
(f)	Portfolio turnover rate calculation excludes short-term investments.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	67

GMO Trust Funds

Notes to Financial Statements

February 28, 2017

1.	Organization

Each of Asset Allocation Bond Fund, Core Plus Bond Fund, Currency Hedged International Bond Fund, Emerging Country Debt Fund, Opportunistic Income Fund (formerly Debt Opportunities Fund) and U.S. Treasury Fund (each a “Fund” and collectively the “Funds”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (Funds) and to subdivide Funds into classes. The Funds are advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”).

The Funds may invest in GMO U.S. Treasury Fund and in money market funds unaffiliated with GMO.

Many of the Funds may invest without limitation in other GMO Funds (“underlying funds”). In particular, pursuant to an exemptive order granted by the Securities and Exchange Commission (“SEC”), some of the Funds may invest in Emerging Country Debt Fund, Opportunistic Income Fund and U.S. Treasury Fund. The financial statements of the underlying funds should be read in conjunction with the Funds’ financial statements.

The following table provides information about the Funds’ principal investment objectives and benchmarks (if any):

Fund Name	Benchmark	Investment Objective
Asset Allocation Bond Fund	Citigroup 3-Month Treasury Bill Index	Total return in excess of benchmark
Core Plus Bond Fund	Barclays U.S. Aggregate Index	Total return in excess of benchmark
Currency Hedged International Bond Fund	J.P. Morgan GBI Global ex Japan ex U.S. (Hedged)	Total return in excess of benchmark
Emerging Country Debt Fund	J.P. Morgan EMBI Global	Total return in excess of benchmark
Opportunistic Income Fund (formerly Debt Opportunities Fund)	Not Applicable	Capital appreciation and current income
U.S. Treasury Fund	Not Applicable	Liquidity and safety of principal with current income as a secondary objective

Asset Allocation Bond Fund, Currency Hedged International Bond Fund and U.S. Treasury Fund currently limit subscriptions.

Emerging Country Debt Fund is currently distributed in Switzerland. The distribution of shares in Switzerland will be exclusively made to, and directed at, qualified investors as defined in the Swiss Collective Investment Schemes Act of 23 June 2006, as amended, and its implementing ordinance.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Funds in preparing these financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. dollars.

Portfolio valuation

Typically, the Funds and the underlying funds value fixed income securities at the most recent price supplied by a specific relevant pricing source determined by GMO. Although GMO normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. GMO monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Alternative pricing sources are often but not always available for securities held by the Funds and the underlying funds. See the table below for information about securities for which no alternative pricing source was available.

Exchange-traded securities (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event GMO deems the private market to be a more reliable indicator of market value than the exchange). Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the

68

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. Cleared derivatives are valued using the price quoted (which may be based on a model) by the relevant clearing house. If an updated quote for a cleared derivative is not available by the time that a Fund calculates its net asset value on any business day, then that derivative will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house. Over-the-counter (“OTC”) derivatives are generally valued at the price determined by an industry standard model. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Shares of the underlying funds and other open-end registered investment companies are valued at their most recent net asset value. If quotations are not readily available or circumstances make an existing valuation methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in pricing, and in particular fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See the table below for information about securities and derivatives, if any, that were fair valued using methods determined in good faith by or at the direction of the Trustees. The Funds and/or the underlying funds classify such securities as Level 3 (levels defined below). For the year ended February 28, 2017, the Funds did not reduce the value of any of their OTC derivatives contracts, if any, based on the creditworthiness of their counterparties. See Note 4 “Derivative financial instruments” for a further discussion on valuation of derivatives.

The foregoing valuation methodologies are modified for equities that trade in non-U.S. securities markets which close prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equities that underlie futures, options and other derivatives (to the extent the market for those derivatives closes prior to the close of the NYSE). In those cases, the price will generally be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees that are intended to reflect valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Funds, held either directly or through investments in the underlying funds, if any, that were valued using fair value inputs obtained from that independent pricing service as of February 28, 2017. These securities listed on foreign exchanges (including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE)) are classified as Level 2 (levels defined below) in the table below.

“Quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If a market quotation for a security does not involve a bid or an ask, the “quoted price” may be the price provided by a market participant or other third-party pricing source in accordance with the market practice for that security. If an updated quoted price for a security is not available by the time that a Fund calculates its net asset value on any business day, the Fund will generally use the last quoted price so long as GMO believes that the last quoted price continues to represent that security’s fair value.

In the case of derivatives, prices determined by a model may reflect an estimate of the average of bid and ask prices, regardless of whether a Fund has a long position or a short position.

As discussed above, certain of the Funds and underlying funds invest in securities and/or derivatives which may have been fair valued using methods determined in good faith by or at the direction of the Trustees or valued using prices for which no alternative pricing source was available. The table below presents securities and/or derivatives on a net basis, based on market values or unrealized appreciation/(depreciation), which will tend to understate the Funds’ exposure. The net aggregate direct and indirect exposure to these valuation methodologies (based on each Fund’s net assets) as of February 28, 2017 is as follows:

Securities and derivatives

Fund Name	Fair valued using methods determined in good faith by or at the direction of the Trustees		Single source: No alternative pricing source was available
Asset Allocation Bond Fund	—		—
Core Plus Bond Fund	<1%		2%
Currency Hedged International Bond Fund	<1%		1%
Emerging Country Debt Fund	2	%†	3%
Opportunistic Income Fund (formerly Debt Opportunities Fund)	1	%‡	7%
U.S. Treasury Fund	—		—

†	Includes the Republic of Albania Par Bond, due 08/31/25 which represents 0.9% of the Fund’s total net assets and is valued by applying a 140 basis point spread to the yield of the U.S. Treasury Strip Principal, due 08/15/25.
††	Consists of four U.S. Agency for International Development Floater Bonds which were valued using current LIBOR yield and adjusted by 125 basis points for liquidity considerations.

69

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

U.S. GAAP requires the Funds to disclose the fair value of their investments in a three-level hierarchy (Levels 1, 2 and 3). The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Funds’ investments. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the fair value hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to the liquidity of investments, could cause a security to be reclassified between levels.

U.S. GAAP requires additional disclosures about fair value measurements for material Level 3 securities and derivatives, if any (determined by each category of asset or liability as compared to a Fund’s total net assets separately identified in the table below). Other than Funds with investments valued using unadjusted prices supplied by a third-party pricing source (e.g., broker quotes) or as described in the footnotes to the Securities and derivatives table above, there were no other Funds with classes of investments or derivatives with direct material Level 3 holdings at February 28, 2017.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities; certain U.S. government obligations; derivatives actively traded on a national securities exchange (such as some futures and options); and shares of open-end mutual funds (even if their investments are valued using Level 2 or Level 3 inputs).

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

The types of assets and liabilities categorized in Level 2 generally include certain U.S. government agency securities, mortgage-backed securities, asset-backed securities, certain sovereign debt obligations, and corporate bonds valued using vendor prices or broker quotes; cleared derivatives and certain OTC derivatives such as swaps, options, swaptions, and forward currency contracts valued using industry standard models; certain restricted securities valued at the most recent available market or quoted price and certain foreign equity securities that are adjusted based on inputs from an independent pricing service approved by the Trustees, including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE) to reflect estimated valuation changes through the NYSE close.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The types of assets and liabilities categorized in Level 3 generally include, but are not limited to, certain debt securities (such as asset-backed, mortgage-backed, loans and sovereign debt) and derivatives even though they are valued using broker quotes; certain debt securities and derivatives adjusted by a specified discount for liquidity or other considerations; certain sovereign debt securities valued using comparable securities issued by the sovereign adjusted by a specified spread; securities whose trading has been suspended or that have been de-listed from their current primary trading exchange valued at the most recent available market or quoted price; securities in default or bankruptcy proceedings for which there is no current market quotation valued at the most recent available market or quoted price; potential litigation recoveries and interests related to bankruptcy proceedings; third-party investment funds where valuations are provided by fund sponsors and which are adjusted for liquidity considerations as well as the timing of the receipt of information; and certain derivatives for which GMO acts as intermediary between the third-party pricing vendor and the pricing agent.

The following is a summary of the respective levels assigned to the Funds’ direct securities and derivatives, if any, as of February 28, 2017:

Description	Level 1	Level 2	Level 3	Total
Asset Allocation Bond Fund
Asset Valuation Inputs
Debt Obligations
U.S. Government	$586,154,843	$756,220,774	$—	$1,342,375,617

TOTAL DEBT OBLIGATIONS	586,154,843	756,220,774	—	1,342,375,617

Options Purchased	—	376,633	—	376,633
Short-Term Investments	3,929,477	138,689,018	—	142,618,495

Total Investments	$590,084,320	$895,286,425	$—	$1,485,370,745

70

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

Description	Level 1	Level 2	Level 3	Total
Asset Allocation Bond Fund (continued)
Asset Valuation Inputs (continued)
Derivatives^
Forward Currency Contracts
Foreign Currency Risk	$—	$8,229,029	$—	$8,229,029
Swap Contracts
Interest Rate Risk	—	1,309,470	—	1,309,470

Total	$590,084,320	$904,824,924	$—	$1,494,909,244

Liability Valuation Inputs
Derivatives^
Forward Currency Contracts
Foreign Currency Risk	$—	$(9,836,103)	$—	$(9,836,103)
Swap Contracts
Interest Rate Risk	—	(6,920,798)	—	(6,920,798)

Total	$—	$(16,756,901)	$—	$(16,756,901)

Core Plus Bond Fund
Asset Valuation Inputs
DEBT OBLIGATIONS
U.S. Government	$260,825,748	$—	$—	$260,825,748
U.S. Government Agency	—	86,077,712	—	86,077,712

TOTAL DEBT OBLIGATIONS	260,825,748	86,077,712	—	346,903,460

Mutual Funds	320,180,541	—	—	320,180,541
Short-Term Investments	3,598,275	—	—	3,598,275

Total Investments	584,604,564	86,077,712	—	670,682,276

Derivatives^
Forward Currency Contracts
Foreign Currency Risk	—	186,366	—	186,366
Futures Contracts
Interest Rate Risk	284,014	—	—	284,014
Swap Contracts
Interest Rate Risk	—	728,383	—	728,383

Total	$584,888,578	$86,992,461	$—	$671,881,039

Liability Valuation Inputs
Derivatives^
Forward Currency Contracts
Foreign Currency Risk	$—	$(181,411)	$—	$(181,411)
Swap Contracts
Interest Rate Risk	—	(1,014,151)	—	(1,014,151)

Total	$—	$(1,195,562)	$—	$(1,195,562)

71

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

Description	Level 1	Level 2	Level 3	Total
Currency Hedged International Bond Fund
Asset Valuation Inputs
Debt Obligations
Foreign Government Obligations	$—	$31,644,478	$—	$31,644,478

TOTAL DEBT OBLIGATIONS	—	31,644,478	—	31,644,478

Mutual Funds	25,811,080	—	—	25,811,080
Short-Term Investments	970,042	—	—	970,042

Total Investments	26,781,122	31,644,478	—	58,425,600

Derivatives^
Forward Currency Contracts
Foreign Currency Risk	—	258,156	—	258,156
Futures Contracts
Interest Rate Risk	227,845	—	—	227,845
Swap Contracts
Interest Rate Risk	—	65,010	—	65,010

Total	$27,008,967	$31,967,644	$—	$58,976,611

Liability Valuation Inputs
Derivatives^
Forward Currency Contracts
Foreign Currency Risk	$—	$(50,874)	$—	$(50,874)
Futures Contracts
Interest Rate Risk	(1,092)	—	—	(1,092)
Swap Contracts
Interest Rate Risk	—	(279,044)	—	(279,044)

Total	$(1,092)	$(329,918)	$—	$(331,010)

Emerging Country Debt Fund
Asset Valuation Inputs
Debt Obligations
Asset-Backed Securities	$—	$26,030,372	$22,085,437	$48,115,809
Corporate Debt	—	—	20,060,000	20,060,000
Foreign Government Agency	—	974,835,776	101,585,077	1,076,420,853
Foreign Government Obligations	—	2,101,074,796	51,158,299	2,152,233,095
U.S. Government	274,694,982	75,501,748	—	350,196,730

TOTAL DEBT OBLIGATIONS	274,694,982	3,177,442,692	194,888,813	3,647,026,487

Loan Assignments	—	—	4,908,530	4,908,530
Loan Participations	—	—	64,195,406	64,195,406
Mutual Funds	101,920,876	—	—	101,920,876
Rights/Warrants	—	35,306,798	8,070,406	43,377,204
Short-Term Investments	214,094,596	—	—	214,094,596

Total Investments	590,710,454	3,212,749,490	272,063,155	4,075,523,099

Derivatives^
Forward Currency Contracts
Foreign Currency Risk	—	201,461	—	201,461
Options
Credit Risk	—	—	293,033	293,033
Swap Contracts
Credit Risk	—	23,586,261	—	23,586,261
Interest Rate Risk	—	2,200,628	—	2,200,628

Total	$590,710,454	$3,238,737,840	$272,356,188	$4,101,804,482

72

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

Description	Level 1	Level 2	Level 3	Total
Emerging Country Debt Fund (continued)
Liability Valuation Inputs
Derivatives^
Options
Credit Risk	$—	$—	$(2,349,805)	$(2,349,805)
Swap Contracts
Credit Risk	—	(53,664,784)	—	(53,664,784)
Interest Rate Risk	—	(8,455,957)	—	(8,455,957)

Total	$—	$(62,120,741)	$(2,349,805)	$(64,470,546)

Opportunistic Income Fund (formerly Debt Opportunities Fund)
Asset Valuation Inputs
Debt Obligations
Asset-Backed Securities	$—	$1,173,501,244	$53,500,201	$1,227,001,445
U.S. Government Agency	76,482,731	31,649,598	19,602,790	127,735,119

TOTAL DEBT OBLIGATIONS	76,482,731	1,205,150,842	73,102,991	1,354,736,564

Mutual Funds	72,837,633	—	—	72,837,633
Options Purchased	560,900	738,880	—	1,299,780
Short-Term Investments	89,587,307	—	—	89,587,307

Total Investments	239,468,571	1,205,889,722	73,102,991	1,518,461,284

Derivatives^
Forward Currency Contracts
Foreign Currency Risk	—	77,578	—	77,578
Swap Contracts
Credit Risk	—	19,920,779	—	19,920,779
Interest Rate Risk	—	2,914,856	—	2,914,856

Total	$239,468,571	$1,228,802,935	$73,102,991	$1,541,374,497

Liability Valuation Inputs
Debt Obligations
U.S. Government Agency	$—	$(34,769,723)	$—	$(34,769,723)
Derivatives^
Forward Currency Contracts
Foreign Currency Risk	—	(2,289)	—	(2,289)
Written Options
Credit Risk	—	(499,796)	—	(499,796)
Interest Rate Risk	(237,000)	—	—	(237,000)
Swap Contracts
Credit Risk	—	(6,329,931)	—	(6,329,931)
Interest Rate Risk	—	(34,741)	—	(34,741)

Total	$(237,000)	$(41,636,480)	$—	$(41,873,480)

U.S. Treasury Fund
Asset Valuation Inputs
Short-Term Investments	$2,662,779,505	$—	$—	$2,662,779,505

Total Investments	2,662,779,505	—	—	2,662,779,505

Total	$2,622,779,505	$—	$—	$2,662,779,505

The risks referenced in the tables above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

^	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Funds’ net asset values than the uncertainties surrounding inputs for a non-derivative security with the same market value. Excludes purchased options, if any, which are included in investments.

73

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

The underlying funds held at year end are classified above as Level 1. For the summary of valuation inputs of the underlying funds, please refer to the underlying funds’ summary of levels above.

For all Funds for the year ended February 28, 2017, there were no significant transfers between Level 1 and Level 2.

The following is a reconciliation of securities and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 29, 2016	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3†		Transfer out of Level 3†		Balances as of February 28, 2017	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of February 28, 2017
Asset Allocation Bond Fund
Options purchased
Quanto options	$45,987,627	$—	$(40,853,375)	$—	$(20,349,237)	$15,214,985	$—		$—		$—	$—
Derivatives
Swap Contracts	(11,702,625)	—	(5,433,680)	—	(5,433,680)	22,569,985	—		—		—	—

Total	$34,285,002	$—	$(46,287,055)	$—	$(25,782,917)	$37,784,970	$—		$—		$—	$—

Core Plus Bond Fund
Derivatives
Swap Contracts	$(45,734)	$—	$53,455	$—	$(53,455)	$45,734	$—		$—		$—	$—

Total	$(45,734)	$—	$53,455	$—	$(53,455)	$45,734	$—		$—		$—	$—

Currency Hedged International Bond Fund
Derivatives
Swap Contracts	$(13,707)	$—	$15,124	$—	$(15,124)	$13,707	$—		$—		$—	$—

Total	$(13,707)	$—	$15,124	$—	$(15,124)	$13,707	$—		$—		$—	$—

Emerging Country Debt Fund
Debt Obligations
Asset-Backed Securities	$22,096,944	$—	$(1,449,196)	$96,395	$—	$1,341,294	$—		$—		$22,085,437	$1,341,294
Corporate Debt	21,661,400	—	—	(667)	—	(1,600,733)	—		—		20,060,000	(1,600,733)
Foreign Government Agency	71,588,911	—	—	683,299	—	2,535,467	26,777,400	‡	—		101,585,077	2,535,467
Foreign Government Obligations	14,341,239	—	—	171,929	—	326,375	36,318,756	‡	—		51,158,299	326,375
Judgments	45,684,000	—	(70,500,000)	163,871	33,658,452	(9,006,323)	—		—		—	—

Total Debt Obligations	175,372,494	—	(71,949,196)	1,114,827	33,658,452	(6,403,920)	63,096,156		—		194,888,813	2,602,403

Loan Assignments	6,481,913	—	(1,730,601)	394,760	—	(237,542)	—		—		4,908,530	(237,542)
Loan Participations	69,224,829	—	(14,456,514)	2,377,919	—	7,049,172	—		—		64,195,406	7,049,172
Rights/Warrants	4,766,873	169,500	—	—	—	3,134,033	—		—		8,070,406	3,134,033

Total Investments	255,846,109	169,500	(88,136,311)	3,887,506	33,658,452	3,541,743	63,096,156		—		272,063,155	12,548,066

Derivatives
Options	(5,519,531)	—	—	—	—	3,462,759	—		—		(2,056,772)	3,462,759

Total	$250,326,578	$169,500	$(88,136,311)#	$3,887,506	$33,658,452	$7,004,502	$63,096,156		$—		$270,006,383	$16,010,825

Opportunistic Income Fund (formerly Debt Opportunities Fund)
Debt Obligations
Asset-Backed Securities	$26,579,832	$55,601,982	$(27,501,714)	$921,776	$(7,033,820)	$8,872,061	$—		$(3,939,916	)‡	$53,500,201	$189,603
U.S. Government Agency	22,266,906	—	(2,841,092)	(5,554)	26,109	156,421	—		—		19,602,790	178,949

Total	$48,846,738	$55,601,982	$(30,342,806)##	$916,222	$(7,007,711)	$9,028,482	$—		$(3,939,916)		$73,102,991	$368,552

†	The Funds account for securities and derivatives, if any, transferred into and out of Level 3 at the value at the end of the year.

74

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

‡	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.
#	Includes $17,636,311 of proceeds received from principal payups and paydowns.
##	Includes $19,962,190 of received from principal paydowns.

The net aggregate direct and indirect exposure to investments in securities and/or derivatives using Level 3 inputs and presented on a net basis, which will tend to understate the Funds’ exposure, (based on each Fund’s net assets) as of February 28, 2017 were as follows:

Fund Name	Level 3 securities and derivatives
Asset Allocation Bond Fund	—
Core Plus Bond Fund	1%
Currency Hedged International Bond Fund	1%
Emerging Country Debt Fund	7%
Opportunistic Income Fund (formerly Debt Opportunities Fund)	5%
U.S. Treasury Fund	—

Cash

Cash and foreign currency, if any, on the Statements of Assets and Liabilities consist of cash balances held with the custodian.

Due to/from broker

Due to/from broker in the Statements of Assets and Liabilities includes collateral on swap contracts, futures contracts, option contracts and forward currency contracts, if any, and may include marked-to-market amounts related to foreign currency or cash owed.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm Eastern time. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Indexed investments

Each Fund may invest in various transactions and instruments that are designed to track the performance of an index (including, but not limited to, securities indices and credit default indices). Indexed securities are securities the redemption values and/or coupons of which are indexed to a specific instrument, group of instruments, index, or other statistic. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to other securities, securities or inflation indices, currencies, precious metals or other commodities, or other financial indicators. For example, the maturity value of gold-indexed securities depends on the price of gold and, therefore, their price tends to rise and fall with gold prices.

Loan assignments and participations

The Funds (except U.S. Treasury Fund) may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates, to suppliers of goods or services, or to other parties by corporate, governmental or other borrower. Such “loans” may include bank loans, promissory notes, and loan participations, or in the case of suppliers of goods or services, trade claims or other receivables. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness a Fund has direct recourse against the borrower, it may have to rely on the agent to enforce its rights against the borrower. When investing in a loan participation, (i) a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower and (ii) a Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, a Fund may be subject to credit risk both of the party from whom it purchased the loan participation and the borrower and that Fund may have minimal control over the terms of any loan modification. Loan assignments and participations outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

75

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

Repurchase agreements

The Funds may enter into repurchase agreements with banks and brokers. Under a repurchase agreement a Fund acquires a security for a relatively short period for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired may be less than the amount owed to the Fund by the seller. If the seller in a repurchase agreement transaction defaults or enters into insolvency proceedings and the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and, even if the Fund is able to dispose of the securities, the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. As of February 28, 2017, the Funds listed below had entered into repurchase agreements. The value of related collateral for each broker listed below exceeds the value of the repurchase agreements at the year end.

Fund Name	Counterparty	Gross Value	Net Value (with related collateral)	Weighted Average Maturity (days)
Asset Allocation Bond Fund	Nomura Securities International Inc.	$138,689,018	$141,263,220	1.0

Reverse repurchase agreements

The Funds may enter into reverse repurchase agreements with banks and brokers to enhance return. Under a reverse repurchase agreement a Fund sells portfolio assets subject to an agreement by that Fund to repurchase the same assets at an agreed upon price and date. A Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result may realize a loss on the transaction if the securities it sold are worth more than the purchase price it originally received from the buyer. As of February 28, 2017, the Funds listed below had entered into reverse repurchase agreements.

Fund Name	Received from reverse repurchase agreements ($)	Market value of securities plus accrued interest ($)
Asset Allocation Bond Fund	34,939,753	34,936,599
Emerging Country Debt Fund	32,592,636	32,369,346

As of February 28, 2017, Asset Allocation Bond Fund and Emerging Country Debt Fund had investments in reverse repurchase agreements with Nomura Securities International Inc. and JP Morgan Securities, Inc. with a gross value of $34,939,753 and $32,592,636, respectively. The value of related collateral on reverse repurchase agreements was undercollateralized for Asset Allocation Bond Fund and exceeded the value on Emerging Country Debt Fund, respectively at year end. As of February 28, 2017, the reverse repurchase agreement held by Asset Allocation Bond Fund and Emerging Country Debt Fund had open maturity dates. Reverse repurchase agreements outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

The following is a summary of the gross value of reverse repurchase agreements categorized by class of collateral pledged and maturity date:

		February 28, 2017

		Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	Between 30-90 days	Greater Than 90 days	Demand	Total
Asset Allocation Bond Fund
Reverse Repurchase Agreements
Non-U.S.Government Debt Obligations	$—	$—	$—	$—	$34,939,753	$34,939,753

Total borrowings	$—	$—	$—	$—	$34,939,753	$34,939,753

Emerging Country Debt Fund
Reverse Repurchase Agreements
Non-U.S. Government Debt Obligations	$—	$—	$—	$—	$32,592,636	$32,592,636

Total borrowings	$—	$—	$—	$—	$32,592,636	$32,592,636

76

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

Inflation-indexed bonds

The Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation/deflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation/deflation into the principal value of the bond. Many other issuers adjust the coupon accruals for inflation related changes. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.

The market price of inflation-indexed bonds normally changes when real interest rates change. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e., nominal interest rate minus inflation) might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. Coupon payments received by a Fund from inflation-indexed bonds are generally included in the Fund’s gross income for the period in which they accrue. In addition, any increase/decrease in the principal amount of an inflation-indexed bond is generally included in the Fund’s gross income even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Delayed delivery commitments and when-issued securities

The Funds (except U.S. Treasury Fund) may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The purchase of when-issued or delayed delivery securities can cause a Fund’s portfolio to be leveraged. Investments in when-issued securities also present the risk that the security will not be issued or delivered. Delayed delivery commitments outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Short sales

Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Fund is obligated to deliver securities at the trade price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. Short sales outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Taxes and distributions

Each Fund has elected to be treated and intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Each Fund intends to distribute its net investment income, if any, and its net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, each Fund makes no provision for U.S. federal income or excise taxes.

With the exception of U.S. Treasury Fund, the policy of each Fund is to declare and pay dividends of its net investment income, if any, at least annually, although the Funds are permitted to, and will from time to time, declare and pay dividends of net investment income, if any, more frequently. The policy of U.S. Treasury Fund is to declare dividends daily, to the extent net investment income is available, and pay dividends on the first business day following the end of each month in which dividends were declared. Each Fund also intends to distribute net realized short-term and long-term capital gains, if any, at least annually. In addition, each Fund may, from time to time at their discretion, make unscheduled distributions in advance of large redemptions by shareholders or as otherwise deemed appropriate by a Fund. Typically all distributions are reinvested in additional shares of each Fund, at net asset value, unless GMO or its agents receive and process a shareholder election to receive cash distributions. Distributions to shareholders are recorded by each Fund on the ex-dividend date.

Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States. The foreign withholding rates applicable to a Fund’s investments in certain jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders. Each Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based charges imposed by certain countries in which it invests. Taxes related to capital gains realized during the year ended February 28, 2017, if any, are reflected as part of Net realized gain (loss) in the Statements of Operations. Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of Change in net unrealized appreciation (depreciation) in the Statements of Operations. Transaction-based charges are generally calculated as a percentage of the transaction amount.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will likely reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

77

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

U.S. GAAP and tax accounting differences for each Fund primarily relate to reasons described in the following table:

Differences related to:	Asset Allocation Bond Fund	Core Plus Bond Fund	Currency Hedged International Bond Fund	Emerging Country Debt Fund	Opportunistic Income Fund (formerly Debt Opportunities Fund)	U.S. Treasury Fund
Interest, accretion and amortization				X	X
Capital loss carry forwards	X	X	X	X	X
Defaulted bonds				X
Derivative contract transactions	X	X	X	X	X
Foreign currency transactions	X	X	X	X	X
Late-year ordinary losses	X
Litigation proceeds received			X
Losses on wash sale transactions		X	X	X
Losses related to debt obligations					X
Net operating losses	X
Partnership interest tax allocations		X	X
Post-October capital losses		X		X	X
There are no significant differences						X

The tax character of distributions declared by each Fund to shareholders is as follows:

	Tax year ended February 28, 2017		Tax year ended February 29, 2016

Fund Name	Ordinary Income (including any net short-term capital gain) ($)	Total Distributions ($)	Ordinary Income (including any net short-term capital gain) ($)	Total Distributions ($)
Asset Allocation Bond Fund	—	—	312,691,364	312,691,364
Core Plus Bond Fund	4,001,013	4,001,013	11,950,830	11,950,830
Currency Hedged International Bond Fund	2,050,085	2,050,085	6,260,770	6,260,770
Emerging Country Debt Fund	277,442,124	277,442,124	276,453,759	276,453,759
Opportunistic Income Fund (formerly Debt Opportunities Fund)	37,550,318	37,550,318	28,535,302	28,535,302
U.S. Treasury Fund	16,947,193	16,947,193	7,450,591	7,450,591

78

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

Distributions in excess of a Fund’s tax basis earnings and profits, if significant, are reported in the Funds’ financial statements as a return of capital.

As of February 28, 2017, the components of distributable earnings on a tax basis and certain tax attributes for the Funds consisted of the following:

Fund Name	Undistributed Ordinary Income (including any net short-term capital gain) ($)	Late-Year Ordinary Loss Deferral ($)	Capital Loss Carryforwards ($)	Post-October Capital Losses ($)
Asset Allocation Bond Fund	—	(425,377)	(64,261,592)	—
Core Plus Bond Fund	1,133,552	—	(29,765,984)	(1,288,064)
Currency Hedged International Bond Fund	803,292	—	(5,430,508)	—
Emerging Country Debt Fund	69,921,870	—	(215,210,195)	—
Opportunistic Income Fund (formerly Debt Opportunities Fund)	4,715,281	—	(118,674,464)	—
U.S. Treasury Fund	—	—	—	(48,449)

As of February 28, 2017, certain Funds had capital loss carryforwards available to offset future realized gains, if any, to the extent permitted by the Code. Net capital losses recognized in taxable years beginning on or after March 1, 2011 are carried forward without expiration and generally retain their short-term and/or long-term tax character, as applicable. In addition, such losses should be utilized prior to losses scheduled to expire on or before February 28, 2019. As a result of this ordering rule, losses that are subject to expiration may expire unused. Utilization of the capital loss carryforwards, post-October capital losses, late-year ordinary losses, and losses realized subsequent to February 28, 2017, if any, could be subject to further limitations imposed by the Code related to share ownership activity. The Funds’ capital loss carryforwards are as follows:

	Short-Term ($)				Long- Term ($)

Fund Name	Expiration Date 2/28/2018	Expiration Date 2/28/2019	No Expiration Date	Total Short- Term ($)	No Expiration Date
GMO Asset Allocation Bond Fund	—	—	(23,385,098)	(23,385,098)	(40,876,494)
GMO Core Plus Bond Fund	—	—	(291,118)	(291,118)	(29,474,866)
GMO Currency Hedged International Bond Fund	(2,064,718)	—	—	(2,064,718)	(3,365,790)
GMO Emerging Country Debt Fund	—	(66,474,254)	(58,028,833)	(124,503,087)	(90,707,108)
GMO Opportunistic Income Fund (formerly Debt Opportunities Fund)	—	—	—	—	(118,674,464)
U.S. Treasury Fund	—	—	—	—	—

79

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

As of February 28, 2017, the approximate cost for U.S. federal income tax purposes and the aggregate investment-level gross and net unrealized appreciation (depreciation) in the value of investments were as follows:

Fund Name	Aggregate Cost ($)	Gross Unrealized Appreciation ($)	Gross Unrealized (Depreciation) ($)	Net Unrealized Appreciation (Depreciation) ($)
Asset Allocation Bond Fund	1,472,516,091	16,206,487	(3,351,833)	12,854,654
Core Plus Bond Fund	667,899,154	2,783,122	—	2,783,122
Currency Hedged International Bond Fund	61,897,702	1,635,116	(5,107,218)	(3,472,102)
Emerging Country Debt Fund	4,013,464,208	196,619,770	(134,560,879)	62,058,891
Opportunistic Income Fund (formerly Debt Opportunities Fund)	1,504,768,382	38,560,146	(24,867,244)	13,692,902
U.S. Treasury Fund	2,662,846,947	215,274	(282,716)	(67,442)

The Funds are subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. United States and non-U.S. tax rules (including the interpretation and application of tax laws) are subject to change. The Funds file tax returns and/or adopt certain tax positions in various jurisdictions. Non-U.S. taxes are provided for based on the Funds’ understanding of the prevailing tax rules of the non-U.S. markets in which they invest. Recently enacted tax rules, including interpretations of tax laws (e.g., guidance pertaining to the U.S. Foreign Account Tax Compliance Act) and tax legislation/initiatives currently under consideration in various jurisdictions, including the U.S., might affect the way the Funds and their investors are taxed prospectively and/or retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Funds are subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns they have filed and the tax positions they have adopted. The Funds’ U.S. federal income tax returns are generally subject to examination by the Internal Revenue Service for a period of three years after they are filed. State, local and/or non-U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction.

Security transactions and related investment income

Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Funds’ policy is that security transactions are generally accounted for on the following business day. GMO may override that policy and a Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when a Fund is informed of the ex-dividend date. Income dividends and capital gain distributions from the underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation-indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Paydown gains and losses on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income in the Statements of Operations. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Funds use the identified cost basis.

Expenses and class allocations

Most of the expenses of the Trust are directly attributable to an individual Fund. Generally, common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses, purchase premiums and redemption fees, if any, and realized and unrealized gains and losses are allocated among the classes of shares of the Funds, if applicable, based on the relative net assets of each class. Shareholder service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. In addition, the Funds may incur fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Funds may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by a Fund will vary (see Note 5).

State Street Bank and Trust Company (“State Street”) serves as the Funds’ custodian, fund accounting agent and transfer agent. Prior to December 31, 2013, State Street’s transfer agent fees may have been reduced by an earnings allowance calculated on the average daily cash balances each Fund maintained in a State Street transfer agent account. Effective January 1, 2014, any cash balances maintained at the transfer agent are held in a Demand Deposit Account and interest income earned, if any, is shown as interest income in the Statements of Operations. Prior to December 31, 2012, State Street’s custodian fees may have been reduced by an earnings allowance calculated on the average daily cash balance each Fund maintained in a State Street custodial account. Earnings allowances were reported as a reduction of expenses in the Statements of Operations. Effective January 1, 2013, any cash balances maintained at the custodian are held in a Demand Deposit Account and interest income earned, if any, is shown as interest income in the Statements of Operations.

80

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

Purchases and redemptions of Fund shares

Purchase premiums and redemption fees (if applicable) are paid to and retained by a Fund to help offset estimated portfolio transaction costs and other related costs (e.g., bid to ask spreads, stamp duties and transfer fees) incurred by the Fund (directly or indirectly through investments in underlying funds) as a result of the purchase or redemption by allocating estimated transaction costs to the purchasing or redeeming shareholder. Such fees are recorded as a component of the Funds’ net share transactions. A Fund may impose a new purchase premium and/or redemption fee or modify an existing fee at any time.

Purchase premiums are not charged on reinvestments of dividends or other distributions. Redemption fees apply to all shares of a Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). If GMO determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion. GMO also may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of a Fund’s shares if the Fund will not incur transaction costs or will incur reduced transaction costs.

GMO will waive or reduce the purchase premium when securities are used to purchase a Fund’s shares except to the extent that the Fund incurs transaction costs (e.g., stamp duties or transfer fees) in connection with its acquisition of those securities. GMO may waive or reduce redemption fees when a Fund uses portfolio securities to redeem its shares. However, when a substantial portion of a Fund is being redeemed in-kind, the Fund may nonetheless charge a redemption fee equal to known or estimated costs.

Purchase premiums or redemption fees generally will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with the Trust to transmit orders for purchases and redemptions the day after those orders are received.

As of February 28, 2017, the premium on cash purchases and the fee on cash redemptions were as follows:

	Asset Allocation Bond Fund	Core Plus Bond Fund	Currency Hedged International Bond Fund	Emerging Country Debt Fund(1)	Opportunistic Income Fund (formerly Debt Opportunities Fund)	U.S. Treasury Fund
Purchase Premium	—	—	—	0.75%	0.40%	—
Redemption Fee	—	—	—	0.75%	0.40%	—

(1)	Prior to February 1, 2016, the premiums on purchases and the fee on redemptions were each 0.50% of the amount invested or redeemed.

Recently-issued accounting guidance

In August 2016, Financial Accounting Standards Board (“FASB”) issued a new Accounting Standards Update No. 2016-15, “Statement of Cash Flows (Topic 230), Classification of Certain Cash Receipts and Cash Payments, a consensus of the FASB’s Emerging Issues Task Force” (“ASU 2016-15”). ASU 2016-15 is intended to reduce diversity in practice in how certain transactions are classified in the statement of cash flows. The issues addressed in ASU 2016-15 are: debt prepayment or debt extinguishment costs, settlement of zero-coupon debt instruments, contingent consideration payments made after a business combination, proceeds from the settlement of insurance claims, proceeds from the settlement of corporate-owned life insurance policies, including bank-owned life insurance policies, distributions received from equity method investments, beneficial interests in securitization transactions; and, separately identifiable cash flows and application of the predominance principle. ASU

81

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

2016-15 is effective for interim and annual reporting periods beginning after December 15, 2017. GMO is currently evaluating the impact, if any, of this guidance on the Funds’ financial statements and disclosures.

3.	Investment and other risks

The following chart identifies selected risks associated with each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

	Asset Allocation Bond Fund	Core Plus Bond Fund	Currency Hedged International Bond Fund	Emerging Country Debt Fund	Opportunistic Income Fund (formerly Debt Opportunities Fund)	U.S. Treasury Fund
Commodities Risk	X
Counterparty Risk	X	X	X	X	X
Credit Risk	X	X	X	X	X	X
Currency Risk	X	X	X	X	X
Derivatives and Short Sales Risk	X	X	X	X	X
Focused Investment Risk	X	X	X	X	X	X
Fund of Funds Risk	X	X	X	X	X
Illiquidity Risk	X	X	X	X	X
Large Shareholder Risk	X	X	X	X	X	X
Leveraging Risk	X	X	X	X	X
Management and Operational Risk	X	X	X	X	X	X
Market Disruption and Geopolitical Risk	X	X	X	X	X	X
Market Risk – Asset-Backed Securities	X	X	X	X	X
Market Risk – Equities	X	X	X		X
Market Risk – Fixed Income Investments	X	X	X	X	X	X
Non-Diversified Funds	X	X	X	X	X
Non-U.S. Investment Risk	X	X	X	X	X
Small Company Risk	X	X	X		X

Investing in mutual funds involves many risks. The risks of investing in a particular Fund depend on the types of investments in its portfolio and the investment strategies GMO employs on its behalf. This section does not describe every potential risk of investing in the Funds. Funds could be subject to additional risks because of the types of investments they make and market conditions, which may change over time.

Each Fund that invests in other GMO Funds or other investment companies (collectively, “Underlying Funds”) is exposed to the risks to which the Underlying Funds in which it invests are exposed, as well as the risk that the Underlying Funds will not perform as expected. Therefore,

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unless otherwise noted, the selected risks summarized below include both direct and indirect risks, and references in this section to investments made by a Fund include those made both directly by the Fund and indirectly by the Fund through Underlying Funds.

An investment in a Fund is not a bank deposit and, therefore, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

• COMMODITIES RISK. Commodity prices can be extremely volatile and are affected by many factors. Exposure to commodities can cause the net asset value of a Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The value of commodity-related derivatives or indirect investments in commodities may fluctuate more than the commodity, commodities or commodity index to which they relate. See “Derivatives and Short Sales Risk” for a discussion of specific risks of a Fund’s derivatives investments, including commodity-related derivatives.

• COUNTERPARTY RISK. Funds that enter into contracts with counterparties, such as repurchase or reverse repurchase agreements or OTC derivatives contracts, or that lend their securities run the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. In addition, a Fund may suffer losses if a counterparty fails to comply with applicable laws or other requirements. The Funds are not subject to any limits on their exposure to any one counterparty nor to a requirement that counterparties with whom they enter into contracts maintain a specific rating by a nationally recognized rating organization. Counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives. A Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to a Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If a counterparty defaults, the Fund will have contractual remedies (whether or not the obligation is collateralized), but the Fund may be unable to enforce them, thus causing the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because of the longer time during which events may occur that prevent settlement. Counterparty risk also is greater when a Fund has entered into derivatives contracts with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. Funds that use swap contracts are subject, in particular, to the creditworthiness of the counterparties because some types of swap contracts have terms longer than six months (and, in some cases, decades). The creditworthiness of a counterparty may be adversely affected by greater than average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in the collateral may not be perfected or additional collateral may not be promptly posted as required. GMO’s view with respect to a particular counterparty is subject to change. The fact, however, that it changes adversely (whether due to external events or otherwise) does not mean a Fund’s existing transactions with that counterparty will necessarily be terminated or modified. In addition, a Fund may enter into new transactions with a counterparty that GMO no longer considers a desirable counterparty if the transaction is primarily designed to reduce the Fund’s overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lower notional amount or entering into a countervailing trade with the same counterparty).

The Funds also are subject to counterparty risk because they execute their securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Funds could miss investment opportunities or be unable to dispose of investments they would prefer to sell, resulting in losses for the Funds.

Counterparty risk with respect to derivatives has been and will continue to be affected by new rules and regulations relating to the derivatives market. As described under “Derivatives and Short Sales Risk,” some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the Funds’ ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide governmental authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the European Union, the liabilities of such counterparties to the Funds could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

• CREDIT RISK. This is the risk that the issuer or guarantor of a fixed income investment or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely

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manner. The market price of a fixed income investment will normally decline as a result of the issuer’s, guarantor’s, or obligor’s failure to meet its payment obligations, or in anticipation of such failure, or the downgrade of the credit rating of the investment. This risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

All fixed income securities are subject to credit risk. Financial strength and solvency of an issuer are the primary factors influencing credit risk. The risk varies depending upon whether the issuer is a corporation, a government or government entity, whether the particular security has a priority over other obligations of the issuer in payment of principal and interest and whether it has any collateral backing or credit enhancement. Credit risk may change over the term of a fixed income security. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations and their fixed income securities, including mortgage-backed and other asset-backed securities, are neither guaranteed nor insured by the U.S. government. These securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). Investments in sovereign or quasi-sovereign debt involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. A governmental entity’s ability and willingness to pay interest and repay principal in a timely manner may be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and political constraints. Investments in quasi-sovereign issuers are subject to the additional risk that the issuer may default independently of its sovereign. Sovereign debt risk is greater for fixed income securities issued or guaranteed by emerging countries.

In many cases, the credit risk of a fixed income security is reflected in its credit ratings, and a Fund holding such a security is subject to the risk that the investment’s rating will be downgraded.

Securities issued by the U.S. government historically have presented minimal credit risk. However, events in 2011 led to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a default in the payment of principal or interest on U.S. government securities would decrease, the value of a Fund’s investments and increase the volatility of a Fund’s portfolio.

As described under “Market Risk — Asset-Backed Securities,” asset-backed securities may be backed by many types of assets and their payment of interest and repayment of principal largely depend on the cash flows generated by the assets backing them. The credit risk of a particular asset-backed security depends on many factors, as described under “Market Risk — Asset-Backed Securities.”

The obligations of issuers also may be subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors.

A Fund also is exposed to credit risk on a reference security to the extent it writes protection under credit default swaps. See “Derivatives and Short Sales Risk” for more information regarding risks associated with the use of credit default swaps. The extent to which the market price of a fixed income security changes in response to a credit event depends on many factors and can be difficult to predict. For example, even though the effective duration of a long-term floating rate security is very short, an adverse credit event or a change in the perceived creditworthiness of its issuer could cause its market price to decline much more than its effective duration would suggest.

Credit risk is particularly pronounced for below investment grade securities (commonly referred to as “junk bonds”). The sovereign debt of many non-U.S. governments, including their sub-divisions and instrumentalities, is below investment grade. Many asset-backed securities also are below investment grade. Below investment grade securities have speculative characteristics, often are less liquid than higher quality securities, present a greater risk of default and are more susceptible to real or perceived adverse industry conditions. Investments in distressed or defaulted or other low quality debt securities generally are considered speculative and may involve substantial risks not normally associated with investments in higher quality securities, including adverse business, financial or economic conditions that lead to payment defaults and insolvency proceedings on the part of their issuers. In particular, distressed or defaulted obligations might be repaid, if at all, only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments, and a Fund may incur additional expenses to seek recovery. If GMO’s assessment of the eventual recovery value of a distressed or defaulted debt security proves incorrect, a Fund may lose a substantial portion or all of its investment or may be required to accept cash or instruments worth less than its original investment. In the event of default of sovereign debt, the Funds may be unable to pursue legal action against the issuer.

• CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of a Fund’s investments. Currency risk includes the risk that the currencies in which a Fund’s investments are traded, in which a Fund receives income, or in which a Fund has taken a position, will decline in value relative to the currency in which the Fund is denominated. Currency risk also includes the risk that the currency to which the Fund has obtained exposure through hedging declines in value relative to the currency being hedged, in which event the

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Fund may realize a loss on both the hedging instrument and the currency being hedged. Currency exchange rates can fluctuate significantly for many reasons. See “Market Disruption and Geopolitical Risk.”

Many of the Funds use derivatives to take currency positions that are under- or over-weighted (in some cases significantly) relative to the currency exposure of their portfolios and their benchmarks. If the exchange rates of the currencies involved do not move as expected, a Fund could lose money on both its holdings of a particular currency and the derivative. See also “Non-U.S. Investment Risk.”

Some currencies are illiquid (e.g., some emerging country currencies), and a Fund may not be able to convert them into U.S. dollars, in which case GMO may decide to purchase U.S. dollars in a parallel market with an unfavorable exchange rate. Exchange rates for many currencies (e.g., some emerging country currencies) are particularly affected by exchange control regulations.

Derivative transactions in foreign currencies (such as futures, forwards, options and swaps) may involve leveraging risk in addition to currency risk, as described under “Leveraging Risk.” In addition, the obligations of counterparties in currency derivative transactions are often not secured by collateral, which increases counterparty risk (see “Counterparty Risk”).

• DERIVATIVES AND SHORT SALES RISK. All of the Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives involve the risk that their value may not change as expected relative to changes in the value of the assets, rates, or indices they are designed to track. Derivatives include futures contracts, forward contracts, foreign currency contracts, swap contracts, contracts for differences, options on securities and indices, options on futures contracts, options on swap contracts, interest rate caps, floors and collars, reverse repurchase agreements, and other OTC contracts. Derivatives may relate to securities, commodities, currencies, currency exchange rates, interest rates, inflation rates, and indices.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. In particular, a Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed only with the consent of the other party to the contract. If the counterparty defaults, the Fund will still have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments GMO believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after the Fund has incurred the cost of litigation.

A Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., foreign currency forwards), (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require a significant upfront deposit by the Fund unrelated to the derivative’s fundamental fair (or intrinsic) value, or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, a Fund runs a greater risk of not being able to recover what it is owed if the counterparty defaults. Even when derivatives are required by contract to be collateralized, a Fund typically will not receive the collateral for one or more days after the collateral is required to be posted.

The Funds may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Funds. Derivatives risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. In addition, during those periods, a Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives in which it has invested.

Derivatives also present other risks described in this section, including market risk, illiquidity risk, currency risk, credit risk, and counterparty risk. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used may not produce valuations that are consistent with the values a Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when a Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund’s net asset value.

A Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of a Fund, the Funds will not be permitted to trade with that counterparty. In addition, GMO may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures, potentially resulting in losses for the Fund.

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Swap contracts and other OTC derivatives are highly susceptible to illiquidity risk (see “Illiquidity Risk”) and counterparty risk (see “Counterparty Risk”). These derivatives are also subject to documentation risk, which is the risk that ambiguities, inconsistencies or errors in the documentation relating to a derivative transaction may lead to a dispute with the counterparty or unintended investment results. In addition, see “Commodities Risk” for a discussion of risks specific to commodity-related derivatives. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. See “Leveraging Risk.”

A Fund’s use of derivatives may be subject to special tax rules and could generate additional taxable income for shareholders. In addition, the tax treatment of a Fund’s use of derivatives may be unclear because there is little case or other law interpreting the terms of most derivatives or determining their tax treatment. In addition, the SEC recently proposed a rule under the 1940 Act, regulating the use by registered investment companies of derivatives and many related instruments. That rule, if adopted as proposed, would, among other things, restrict a Fund’s ability to engage in derivatives transactions or so increase the cost of derivatives transactions that a Fund would be unable to implement its investment strategy.

Derivatives Regulation. The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (and some other countries) are implementing similar requirements, which will affect a Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear.

Transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Funds make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In some ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements, for example, by requiring that funds provide more margin for their cleared derivatives positions. Also, as a general matter, in contrast to a bilateral derivatives position, following a period of notice to a Fund, a clearing member at any time can require termination of an existing cleared derivatives position or an increase in margin requirements above those required at the outset of a transaction. Clearing houses also have broad rights to increase margin requirements for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member because margin for cleared derivatives positions in excess of a clearing house’s margin requirements typically is held by the clearing member (see “Counterparty Risk”). Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Funds and their clearing members generally provides that the clearing members will accept for clearing all cleared derivatives transactions that are within credit limits (specified in advance) for each Fund, the Funds are still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and loss of hedging protection. In addition, the documentation governing the relationship between the Funds and clearing members is drafted by the clearing members and generally is less favorable to the Funds than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Funds in favor of the clearing member for losses the clearing member incurs as the Funds’ clearing member. Also, such documentation typically does not provide the Funds any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks may be more pronounced for cleared derivatives due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Funds. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility.

If a Fund wishes to execute a package of transactions that include a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect

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to such security), the Fund may be unable to execute all components of the package on the swap execution facility. In that case, the Fund would need to trade some components of the package on the swap execution facility and other components in another manner, which could subject the Fund to the risk that some components would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.

The U.S. government and the European Union have adopted mandatory minimum margin requirements for bilateral derivatives. GMO expects that the Funds’ transactions will become subject to variation margin requirements under such rules in 2017 and initial margin requirements under such rules in 2020. Such requirements could increase the amount of margin a Fund needs to provide in connection with its derivatives transactions and, therefore, make derivatives transactions more expensive.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or otherwise limiting liquidity. The implementation of the clearing requirement has increased the costs of derivatives transactions for the Funds, since the Funds have to pay fees to their clearing members and are typically required to post more margin for cleared derivatives than they have historically posted for bilateral derivatives. The costs of derivatives transactions are expected to increase further as clearing members raise their fees to cover the costs of additional capital requirements and other regulatory changes applicable to the clearing members, which will take effect when rules imposing mandatory minimum margin requirements on bilateral swaps, as described above, become effective. These rules and regulations are new and evolving, so their potential impact on the Funds and the financial system are not yet known. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Funds to new kinds of costs and risks.

Options. Some Funds are permitted to write options. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant stock market and underlying securities. The market price of an option also may be adversely affected if the market for the option becomes less liquid. In addition, since an American-style option allows the holder to exercise its rights any time before the option’s expiration, the writer of an American-style option has no control over when it will be required to fulfill its obligations as a writer of the option. (The writer of a European-style option is not subject to this risk because the holder may only exercise the option on its expiration date.) If a Fund writes a call option and does not hold the underlying security or instrument, the Fund’s potential loss is theoretically unlimited.

National securities exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. A Fund, GMO, and other funds advised by GMO will likely constitute such a group. When applicable, these limits restrict a Fund’s ability to purchase or write options on a particular security.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (i.e., options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While a Fund has greater flexibility to tailor an OTC option, OTC options generally expose a Fund to greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary market risks.

Special tax rules apply to a Fund’s transactions in options, which could increase the taxes payable by shareholders. In particular, a Fund’s options transactions potentially could cause a substantial portion of the Fund’s distributions to consist of amounts taxable to shareholders subject to U.S. income tax at ordinary income tax rates. See the Funds’ Prospectus and Statement of Additional Information for more information.

Short Investment Exposure. Some Funds may sell securities or currencies short as part of their investment programs in an attempt to increase their returns or for hedging purposes. Short sales expose a Fund to the risk that it will be required to acquire, convert, or exchange a security or currency to replace the borrowed security or currency when the security or currency sold short has appreciated in value, thus resulting in a loss to the Fund. Purchasing a security or currency to close out a short position can itself cause the price of the security or currency to rise further, thereby exacerbating any losses. A Fund that sells short a security or currency it does not own also may have to pay borrowing fees to a broker and may be required to pay the broker any dividends or interest it receives on a borrowed security.

A Fund also may create short investment exposure by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying investment, pool of investments, index or currency. Short sales of securities or currencies a Fund does not own and “short” derivative positions involve forms of investment leverage, and the amount of the Fund’s potential loss is theoretically unlimited. A Fund is subject to increased leveraging risk and other investment risks described in this “Investment and other risks” section to the extent it sells short securities or currencies it does not own or takes “short” derivative positions.

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• FOCUSED INVESTMENT RISK. Funds with investments that are focused in particular countries, regions, sectors, industries or issuers that are subject to the same or similar risk factors and funds with investments whose prices are closely correlated are subject to greater overall risk than funds with investments that are more diversified or whose prices are not as closely correlated.

A Fund that invests in the securities of a small number of issuers has greater exposure to adverse developments affecting those issuers and to a decline in the market price of particular securities than Funds investing in the securities of a larger number of issuers. Securities, sectors, or companies that share common characteristics are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.

Similarly, Funds having a significant portion of their assets in investments tied economically (or related) to a particular geographic region, country (e.g., Taiwan or Japan), or market (e.g., emerging markets), or to sectors within a region, country, or market (e.g., Russian oil) have more exposure to regional and country economic risks than funds making investments throughout the world. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region, and a recession, debt crisis or decline in the value of the currency of one country can spread to other countries. Furthermore, companies in a particular geographic region or country are vulnerable to events affecting other companies in that region or country because they often share common characteristics, are exposed to similar business risks and regulatory burdens, and react similarly to specific economic, market, political or other developments. See also “Non-U.S. Investment Risk”.

• FUND OF FUNDS RISK. Funds that invest in Underlying Funds (including underlying GMO Funds) are exposed to the risk that the Underlying Funds will not perform as expected. The Funds are also indirectly exposed to all of the risks to which the Underlying Funds are exposed.

Because a Fund bears the fees and expenses of an Underlying Fund in which it invests, absent reimbursement, the Fund will incur additional expenses when investing in an Underlying Fund. In addition, total Fund expenses will increase if a Fund makes a new or further investment in Underlying Funds with higher fees or expenses than the average fees and expenses of the Underlying Funds then in the Fund’s portfolio.

In addition, to the extent a Fund invests in shares of underlying GMO Funds, it is indirectly subject to Large Shareholder Risk because those underlying GMO Funds are more likely to have large shareholders (e.g., other GMO Funds). See “Large Shareholder Risk.”

Investments in ETFs involve the risk that an ETF’s performance may not track the performance of the index the ETF is designed to track. In addition, ETFs often use derivatives to track the performance of the relevant index, and, therefore, investments in those ETFs are subject to the same derivatives risks discussed in “Derivatives and Short Sales Risk”.

A Fund’s investments in one or more Underlying Funds could affect the amount, timing and character of its distributions and could cause the Fund to recognize taxable income in excess of the cash generated by such investments, requiring the Fund in turn to liquidate investments at disadvantageous times to generate cash needed to make required distributions.

• ILLIQUIDITY RISK. Illiquidity risk is the risk that low trading volume, lack of a market maker, large position size, or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents a Fund from selling particular securities or closing derivative positions at desirable prices. In addition to these risks, a Fund is exposed to illiquidity risk when it has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements, writing a put, or closing a short position). To the extent a Fund’s investments include asset-backed securities, distressed, defaulted or other low quality debt securities, emerging country debt securities, securities of companies with smaller market capitalizations or smaller total float adjusted market capitalizations, or emerging market securities, it is subject to increased illiquidity risk. These types of investments can be difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the price at which they were valued when held by the Fund. Illiquidity risk also may be greater in times of financial stress. For example, Inflation-Protected Securities issued by the U.S. Treasury (“TIPS”) have experienced periods of greatly reduced liquidity during disruptions in fixed income markets, such as the events surrounding the bankruptcy of Lehman Brothers in 2008. Less liquid securities are more susceptible than other securities to price declines when market prices decline generally.

A Fund may buy securities that are less liquid than those in its benchmark.

A Fund’s ability to use options as part of its investment program depends on the liquidity of the options market. In addition, that market may not be liquid when a Fund seeks to close out an option position. Also, the hours of trading for options on an exchange may not conform to the hours during which the securities held by a Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the markets for underlying securities that are not immediately reflected in the options markets. If a Fund receives a redemption request and is unable to close out an option it has sold, the Fund may temporarily be leveraged in relation to its assets.

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• LARGE SHAREHOLDER RISK. To the extent a large number of shares of a Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will adversely affect the Fund’s performance by forcing the Fund to sell portfolio securities, potentially at disadvantageous prices, to raise the cash needed to satisfy the redemption request. In addition, the Funds and other accounts over which GMO has investment discretion that invest in the Funds are not limited in how often they may purchase or sell Fund shares. The Asset Allocation Funds and separate accounts managed by GMO for its clients hold substantial percentages of the shares of many Funds, and asset allocation decisions by GMO may result in substantial redemptions from (or investments in) those Funds. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments (or invest cash) when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, have adverse tax consequences for Fund shareholders. Additionally, redemptions and/or purchases of shares by a large shareholder and/or a group of shareholders over time potentially limit the use of any capital loss carryforwards to offset future realized capital gains (if any) and other losses that would otherwise reduce distributable net investment income. Large shareholders may limit or prevent a Fund’s use of tax equalization for U.S. federal tax purposes. In addition, to the extent a Fund invests in other GMO Funds subject to large shareholder risk, the Fund is indirectly subject to this risk.

• LEVERAGING RISK. The use of reverse repurchase agreements and other derivatives and securities lending creates leverage (i.e., a Fund’s investment exposures exceed its net asset value). Leverage increases a Fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A Fund’s portfolio also will be leveraged if it borrows money to meet redemption requests or settle investment transactions or if it exercises its right to delay payment on a redemption.

A Fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, a Fund may perform as if it were leveraged.

• MANAGEMENT AND OPERATIONAL RISK. Each Fund is subject to management risk because it relies on GMO to achieve its investment objective. Each Fund runs the risk that GMO’s investment techniques will fail to produce desired results and cause the Fund to incur significant losses. GMO also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times.

For many Funds, GMO often uses quantitative models as part of its investment process. GMO’s models are not necessarily predictive of future market events and use simplifying assumptions that can limit their effectiveness. In addition, the data on which the models are based is subject to limitations (e.g. inaccuracies, staleness) that could adversely affect a Fund’s performance. The Funds also run the risk that GMO’s assessment of an investment (including a company’s fundamental fair (or intrinsic) value) may be wrong.

There can be no assurance that key GMO personnel will continue to be employed by GMO. The loss of their services could have an adverse impact on GMO’s ability to achieve the Funds’ investment objectives.

The Funds also are subject to the risk of loss as a result of other services provided by GMO and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider. For example, trading delays or errors could prevent a Fund from benefiting from potential investment gains or avoiding losses. In addition, a service provider may be unable to provide a net asset value (“NAV”) for a Fund or share class on a timely basis. GMO is not contractually liable to the Funds for losses associated with operational risk absent its willful misfeasance, bad faith, gross negligence, or reckless disregard of its contractual obligations to provide services to the Funds. Other Fund service providers also have contractual limitations on their liability to the Funds for losses resulting from their errors.

The Funds and their service providers (including GMO) are susceptible to cyber-attacks and technological malfunctions that may have effects that are similar to those of a cyber-attack. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, GMO, a sub-adviser, or a custodian, transfer agent, or other service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect a Fund’s ability to calculate its net asset value, cause the release or misappropriation of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. While GMO has established business continuity plans and systems designed to prevent cyber-attacks, such plans and systems are subject to inherent limitations. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.

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• MARKET DISRUPTION AND GEOPOLITICAL RISK. The Funds are subject to the risk that geopolitical and other events (e.g., wars and terrorism) will disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Funds’ investments. Sudden or significant changes in the supply or prices of commodities or other economic inputs (e.g., the marked decline in oil prices that began in late 2014) may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies, or industries, which could significantly reduce the value of a Fund’s investments. Terrorism in the United States and around the world has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. Securities markets may be susceptible to market manipulation (e.g., the manipulation of the London Interbank Offered Rate (LIBOR)) or other fraudulent trading practices, which could disrupt the orderly functioning of markets or reduce the value of investments traded in them, including investments of the Funds. Instances of fraud and other deceptive practices committed by senior management of certain companies in which a Fund invests may undermine GMO’s due diligence efforts with respect to such companies, and if such fraud is discovered, negatively affect the value of the Fund’s investments. In addition, when discovered, financial fraud may contribute to overall market volatility, which can negatively impact a Fund’s investment program. Financial fraud also may impact the rates or indices underlying a Fund’s investments.

While the U.S. government has always honored its credit obligations, a default by the U.S. government (as has been threatened in recent years) would be highly disruptive to the U.S. and global securities markets and could significantly reduce the value of the Funds’ investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could adversely affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. Uncertainty surrounding the sovereign debt of several European Union countries, as well as the continued existence of the European Union itself, has disrupted and may continue to disrupt markets in the United States and around the world. If a country changes its currency or leaves the European Union or if the European Union dissolves, the world’s securities markets likely will be significantly disrupted. Substantial government interventions (e.g., currency controls) also could adversely affect the Funds. War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Funds’ investments. During such market disruptions, the Funds’ exposure to the risks described elsewhere in this “Investment and other risks” section will likely increase. Market disruptions, including sudden government interventions, can also prevent the Funds from implementing their investment programs and achieving their investment objectives. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Funds’ derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates, or indices, or to offer them on a more limited basis. To the extent a Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events in that region could have a disproportionate impact on the Fund.

• MARKET RISK. All of the Funds are subject to market risk, which is the risk that the market value of their holdings will decline. Market risks include:

Asset-Backed Securities — Investments in asset-backed securities not only are subject to all of the market risks described under “Market Risk – Fixed Income Investments,” but to other market risks as well.

Asset-backed securities are often exposed to greater risk of severe credit downgrades, illiquidity, and defaults than many other types of fixed income investments. These risks are particularly acute during periods of adverse market conditions, such as those that occurred in 2008. Asset-backed securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, and credit-card receivables. They also may be backed by pools of corporate, sovereign or quasi-sovereign bonds, bank loans to corporations, or a combination of bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees payable to service providers.

As described under “Market Risk — Fixed Income Investments,” the market price of fixed income investments with complex structures, such as asset-backed securities, can decline due to a variety of factors, including market uncertainty about their credit quality and the reliability of their payment streams. Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flow generated by the assets backing the securities, as well as the deal structure (e.g., the amount of underlying assets or other support available to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support and the credit quality of the credit-support provider, if any, and the reliability of various other service providers with access to the payment stream. A problem in any one of these factors can lead to a reduction in the payment stream GMO expected a Fund to receive at the time the Fund purchased the asset-backed security. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities may have. Asset-backed securities backed by sub-prime mortgage loans, in particular, may expose a Fund to significantly greater declines in value due to defaults because sub-prime mortgage loans are typically made to less creditworthy borrowers and thus have a higher risk of default than conventional mortgage loans. The obligations of issuers (and obligors of

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asset-backed securities) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. As of the date of this report, many asset-backed securities owned by the Funds that were once rated investment grade are now rated below investment grade. See “Credit Risk” for more information about credit risk.

With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the market prices of asset-backed and other fixed income securities. These conditions may occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

The market price of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of documentation for underlying assets also may affect the rights of holders of those underlying assets. The insolvency of an entity that generated the assets underlying an asset-backed security is likely to result in a decline in the market price of that security, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as was provided by the asset-backed security. When interest rates rise, these obligations also may be repaid more slowly than anticipated, and the market price of the Fund’s investment may decrease. In addition, the existence of insurance on an asset-backed security does not guarantee that the principal and interest will be paid because the insurer could default on its obligations.

The risk of investing in asset-backed securities has increased since the deterioration in worldwide economic and liquidity conditions referred to above because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated. See “Focused Investment Risk” for more information about risks of investing in correlated sectors. A single financial institution may serve as a trustee for many asset-backed securities. As a result, a disruption in that institution’s business may have a material impact on many investments. The risks associated with asset-backed securities are particularly pronounced for Opportunistic Income Fund, which has invested a substantial portion of its assets in asset-backed securities, and for each Fund that has invested a substantial portion of its assets in Opportunistic Income Fund.

Equities — Funds that invest in equities run the risk that the market price of an equity will decline. That decline may be attributable to factors affecting the issuer, such as poor performance by the company’s management or reduced demand for its goods or services, or to factors affecting a particular industry, such as a decline in demand, labor or raw material shortages, or increased production costs. A decline also may result from general market conditions not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Equities generally have significant price volatility, and their market prices can decline in a rapid or unpredictable manner. If a Fund purchases an equity for less than its fundamental fair (or intrinsic) value as determined by GMO, the Fund runs the risk that the market price of the equity will not appreciate or will decline due to GMO’s incorrect assessment of the equity’s fundamental fair (or intrinsic) value. The market prices of equities trading at high multiples of current earnings often are more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples.

Fixed Income Investments — Funds that invest in fixed income securities (including bonds, notes, bills, synthetic debt instruments, and asset-backed securities) are subject to various market risks. The market price of a fixed income investment can decline due to market-related factors, including rising interest rates and widening credit spreads, or decreased liquidity stemming from the market’s uncertainty about the value of a fixed income investment (or class of fixed income investments). In addition, the market price of fixed income investments with complex structures, such as asset-backed securities, and sovereign and quasi-sovereign debt instruments, can decline due to uncertainty about their credit quality and the reliability of their payment streams. Some fixed income securities also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as was provided by the fixed income security. When interest rates rise, these securities also may be repaid more slowly than anticipated, and the market price of the Fund’s investment may decrease. During periods of economic uncertainty and change, the market price of a Fund’s investments in below investment grade securities (commonly referred to as “junk bonds”) may be particularly volatile. Often below investment grade securities are subject to greater sensitivity to interest rate and economic changes than higher rated bonds and can be more difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the price at which they were valued when held by the Fund. See “Credit Risk” and “Illiquidity Risk” for more information about these risks.

A risk run by each Fund with a significant investment in fixed income securities is that an increase in prevailing interest rates will cause the market price of those securities to decline. The risk associated with increases in interest rates (also called “interest rate risk”) is generally greater for Funds investing in fixed income securities with longer durations. In addition, in managing some Funds, GMO may seek to evaluate potential

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investments in part by considering the volatility of interest rates. The value of a Fund’s investments may be significantly reduced if GMO’s assessment proves incorrect.

The extent to which a fixed income security’s price changes with changes in interest rates is referred to as interest rate duration, which can be measured mathematically or empirically. A longer-maturity investment generally has longer interest rate duration because the investment’s fixed rate is locked in for a longer period of time. Floating-rate or adjustable-rate securities, however, generally have shorter interest rate durations because their interest rates are not fixed but rather float up and down as interest rates change. Conversely, inverse floating-rate securities have durations that move in the opposite direction from short-term interest rates and thus tend to underperform fixed rate securities when interest rates rise but outperform them when interest rates decline. Fixed income securities paying no interest, such as zero coupon and principal-only securities, are subject to additional interest rate risk.

The market price of inflation-indexed bonds (including TIPS) typically declines during periods of rising real interest rates (i.e., nominal interest rate minus inflation) and increases during periods of declining real interest rates. In some interest rate environments, such as when real interest rates are rising faster than nominal interest rates, the market price of inflation-indexed bonds may decline more than the price of non-inflation-indexed (or nominal) fixed income bonds with similar maturities.

Generally, when interest rates on short term U.S. Treasury obligations equal or approach zero, a Fund that invests a substantial portion of its assets in U.S. Treasury obligations, such as U.S. Treasury Fund, will have a negative return unless GMO waives or reduces its management fees.

Fixed income securities denominated in foreign currencies also are subject to currency risk. See “Currency Risk”.

In response to government intervention, economic or market developments, or other factors, fixed income markets may experience periods of high volatility, reduced liquidity or both. During those periods, a Fund could have unusually high shareholder redemptions, requiring it to generate cash by selling securities when it would otherwise not do so, including at unfavorable prices. Fixed income investments may be difficult to value during such periods. In recent periods, central banks and governmental financial regulators, including the U.S. Federal Reserve, have maintained historically low interest rates by purchasing bonds. Steps to curtail or “taper” such activities and other actions by central banks or regulators (such as intervention in foreign currency markets or currency controls) could have a material adverse effect on the Funds.

• NON-DIVERSIFIED FUNDS. All of the Funds (except U.S. Treasury Fund) are not “diversified” investment companies within the meaning of the 1940 Act. This means they are allowed to invest in the securities of relatively few issuers. As a result, they may be subject to greater credit, market and other risks, and poor performance by a single issuer may have a greater impact on their performance, than if they were “diversified.”

In addition, each of the Funds (other than U.S. Treasury Fund) may invest in shares of one or more other GMO Funds that are not diversified investment companies under the 1940 Act.

• NON-U.S. INVESTMENT RISK. Funds that invest in non-U.S. securities are subject to more risks than Funds that invest only in U.S. securities. Non-U.S. securities markets often include securities of only a small number of companies in a limited number of industries. As a result, the market prices of many of the securities traded on those markets fluctuate more than those of U.S. securities. In addition, issuers of non-U.S. securities often are not subject to as much regulation as U.S. issuers, and the reporting, accounting, custody, and auditing standards to which those issuers are subject differ, in some cases significantly, from U.S. standards. Transactions in non-U.S. securities generally involve higher commission rates, transfer taxes and custodial costs. In addition, some jurisdictions may limit a Fund’s ability to profit from short-term trading (as defined in the relevant jurisdiction).

A Fund may be subject to non-U.S. taxation, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. A Fund may seek a refund of taxes paid, but its efforts may not be successful, in which case the Fund will have incurred additional expenses for no economic benefit. A Fund’s decision to seek a refund is in its sole discretion, and, particularly in light of the cost involved, it may decide not to seek a refund, even if eligible. The outcome of a Fund’s efforts to obtain a refund may be unpredictable. Accordingly, a refund is not typically reflected in a Fund’s net asset value until it is received or until the Fund determines there is a high likelihood the refund will be received. In some cases, the amount of a refund could be material to a Fund’s net assets. Absent a determination that a refund is collectible and free from significant contingencies, such amount is not typically reflected in a Fund’s net assets.

Also, investing in non-U.S. securities exposes a Fund to the risk of nationalization, expropriation, or confiscatory taxation of assets of their issuers, other government involvement in the economy or in the affairs of specific companies or industries (including in the case of wholly or partially state-owned enterprises), adverse changes in investment regulations, capital requirements or exchange controls (which may include suspension of the ability to transfer currency from a country), and adverse political and diplomatic developments, including the imposition of economic sanctions.

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In some non-U.S. securities markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. securities markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose a Fund to credit and other risks it does not have in the United States with respect to brokers, custodians, clearing banks or other clearing agents, escrow agents, and issuers. Fluctuations in foreign currency exchange rates also affect the market value of a Fund’s non-U.S. investments (see “Currency Risk”).

The Funds need a license to invest directly in many non-U.S. securities markets. These licenses are often subject to limitations, including maximum investment amounts. Once a license is obtained, a Fund’s ability to continue to invest directly is subject to the risk that the license will be terminated or suspended. If a license to invest in a particular market is terminated or suspended, to obtain exposure to that market the Fund will be required to purchase American Depositary Receipts, Global Depositary Receipts, shares of other funds that are licensed to invest directly, or derivative instruments. The receipt of a non-U.S. license by one of GMO’s clients may preclude other clients, including a Fund, from obtaining a similar license, and this could limit the Fund’s investment opportunities. In addition, the activities of a GMO client could cause the suspension or revocation of a license and thereby limit the Funds’ investment opportunities.

Funds that invest a significant portion of their assets in securities of issuers tied economically to emerging countries (or investments related to emerging markets) are subject to greater non-U.S. investment risk than Funds investing primarily in more developed non-U.S. countries (or markets). The risks of investing in those securities include: greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers of securities in a Fund’s portfolio; greater governmental involvement in the economy or in the affairs of specific companies or industries (including in the case of wholly or partially state-owned enterprises); less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on a Fund’s ability to exchange local currencies for U.S. dollars; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; difficulties in obtaining and enforcing legal judgments; and significantly smaller market capitalizations of issuers. In addition, the economies of emerging countries may be predominantly based on only a few industries or dependent on revenues from particular commodities.

• SMALL COMPANY RISK. Companies with smaller market capitalizations may have limited product lines, markets, or financial resources, may lack the competitive strength of larger companies, may have inexperienced managers or may depend on a smaller group of key employees as compared to larger companies. In addition, their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations. Market risk and illiquidity risk are particularly pronounced for securities of these companies.

Temporary Defensive Positions. Temporary defensive positions are positions that are inconsistent with a Fund’s principal investment strategies and are taken in response to adverse market, economic, political or other conditions.

The Funds (other than Emerging Country Debt Fund and U.S. Treasury Fund) may take temporary defensive positions if deemed prudent by GMO. Many of the Funds have previously taken temporary defensive positions.

To the extent a Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices that are used to increase, decrease or adjust elements of the investment exposures of a Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Funds may use derivatives to gain long investment exposure to securities or other assets. In particular, the Funds may use swaps or other derivatives on an index, a single security, or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Funds also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Funds may use derivatives in an attempt to reduce their investment exposures (which may result in a reduction below zero). For example, a Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer or may use a bond futures contract to short the bond market of a particular country. A Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a

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different currency that GMO believes is highly correlated with the relevant currency. The Funds may use derivatives in an attempt to adjust elements of their investment exposures to various securities, sectors, markets, indices, and currencies without actually having to sell existing investments or make new direct investments. For instance, GMO may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. In adjusting its investment exposures, a Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

Each of the Funds is not limited in its use of derivatives or in the total notional value of its derivative positions. As a result of their derivative positions, the Funds will typically have (or may have, in the case of Opportunistic Income Fund and U.S. Treasury Fund) gross investment exposures in excess of their net assets (i.e., the Funds will be (or may be, in the case of Opportunistic Income Fund and U.S. Treasury Fund) leveraged) and therefore are subject to heightened risk of loss. Each Fund’s (other than Opportunistic Income Fund and U.S. Treasury Fund) performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

Certain derivatives transactions that may be used by the Funds, including certain interest rate swaps and certain credit default index swaps, are required to be transacted through a central clearing organization. The Funds hold cleared derivatives transactions, if any, through clearing members, who are members of derivatives clearing houses. Certain other derivatives, including futures and certain options, are transacted on exchanges. The Funds hold exchange-traded derivatives through clearing brokers that are typically members of the exchanges. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing brokers generally can require termination of existing cleared or exchange-traded derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses and exchanges also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of a Fund to pursue its investment strategy. Also, a Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. See “Investment and other risks” above for further information.

For Funds that held derivatives during the year ended February 28, 2017, the following table shows how the Fund used these derivatives (marked with an X):

Type of Derivative and Objective for Use	Asset Allocation Bond Fund	Core Plus Bond Fund	Currency Hedged International Bond Fund	Emerging Country Debt Fund	Opportunistic Income Fund (formerly Debt Opportunities Fund)
Forward currency contracts
Adjust currency exchange rate risk	X	X	X	X	X
Adjust exposure to foreign currencies	X	X	X	X
Futures contracts
Adjust exposure to certain markets	X
Adjust interest rate exposure		X	X
Maintain the diversity and liquidity of the portfolio		X	X
Options (Purchased)
Adjust currency exchange rate risk	X	X	X
Adjust exposure to foreign currencies	X	X	X
Adjust interest rate exposure	X	X	X
Adjust exposure to a reference entity’s credit					X
Adjust exposure to equity markets	X				X
Provide a measure of protection against default loss					X

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Type of Derivative and Objective for Use	Asset Allocation Bond Fund	Core Plus Bond Fund	Currency Hedged International Bond Fund	Emerging Country Debt Fund	Opportunistic Income Fund (formerly Debt Opportunities Fund)
Options (Written)
Adjust exposure to a reference entity’s credit					X
Adjust currency exchange rate risk	X	X	X
Adjust exposure to foreign currencies	X	X	X
Adjust interest rate exposure	X	X	X
Provide a measure of protection against default loss					X
Options (Credit linked)
Adjust exposure to a reference entity’s credit				X
Swap contracts
Adjust exposure to a reference entity’s credit				X	X
Adjust exposure to certain markets	X
Adjust interest rate exposure	X	X	X	X	X
Provide a measure of protection against default loss				X	X
Provide exposure to the Fund’s benchmark		X	X
Adjust exposure to foreign currencies				X
Rights and/or warrants
Achieve exposure to a reference commodity/economic statistic				X

Forward currency contracts

The Funds (except U.S. Treasury Fund) may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market price of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked-to-market daily using rates supplied by a quotation service and changes in value are recorded by each Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was settled.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose a Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. Forward currency contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Futures contracts

The Funds may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, a Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (and if the futures are traded outside the U.S. and the market for such futures is closed prior to the close of the NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The value of each of the Fund’s futures contracts is marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by each Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statements of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Funds to the risk that they may not be able to enter into a closing transaction due to an illiquid market. Futures contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

95

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February 28, 2017

Options

The Funds may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. “Quanto” options are cash-settled options in which the underlying asset (often an index) is denominated in a currency other than the currency in which the option is settled. By purchasing options a Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. A Fund pays a premium for a purchased option. That premium, if any, which is disclosed in the Schedule of Investments, is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. Purchased option contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

The Funds may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies they own or in which they may invest. Writing options alters a Fund’s exposure to the underlying asset by, in the case of a call option, obligating that Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating that Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, a Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that a Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose a Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Written option contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

When an option contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statements of Operations.

For the year ended February 28, 2017, investment activity in options contracts written by the Funds was as follows:

	Puts			Calls

	Principal Amount of Contracts	Number of Contracts	Premiums	Principal Amount of Contracts	Number of Contracts	Premiums
Asset Allocation Bond Fund
Outstanding, beginning of period	74,764,000	—	$4,092,476	2,793,243,600	—	$103,898,119
Options written	—	—	—	407,298,000	—	15,212,569
Options bought back	(37,382,000)	—	(2,395,187)	(3,200,541,600)	—	(119,110,688)
Options expired	(37,382,000)	—	(1,697,289)	—	—	—
Options exercised	—	—	—	—	—	—

Outstanding, end of period	—	—	$—	—	—	$—

Core Plus Bond Fund
Outstanding, beginning of period	—	—	$—	40,895,000	—	$1,721,643
Options written	—	—	—	—	—	—
Options bought back	—	—	—	(40,895,000)	—	(1,721,643)
Options expired	—	—	—	—	—	—
Options exercised	—	—	—	—	—	—

Outstanding, end of period	—	—	$—	—	—	$—

96

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February 28, 2017

	Puts			Calls

	Principal Amount of Contracts	Number of Contracts	Premiums	Principal Amount of Contracts	Number of Contracts	Premiums
Currency Hedged International Bond Fund
Outstanding, beginning of period	—	—	$—	12,158,000	—	$510,173
Options written	—	—	—	—	—	—
Options bought back	—	—	—	(12,158,000)	—	(510,173)
Options expired	—	—	—	—	—	—
Options exercised	—	—	—	—	—	—

Outstanding, end of period	—	—	$—	—	—	$—

Opportunistic Income Fund (formerly Debt Opportunities Fund)
Outstanding, beginning of period	110,108,000	—	$432,812	—	—	$—
Options written	1,353,158,000	7,900	4,377,004	113,751,000	—	204,669
Options bought back	(822,804,500)	—	(2,574,244)	(113,751,000)	—	(204,669)
Options expired	(372,891,500)	—	(895,070)	—	—	—
Options exercised	—	—	—	—	—	—

Outstanding, end of period	267,570,000	7,900	$1,340,502	—	—	$—

In a credit linked option contract, one party makes payments to another party in exchange for the option to exercise a contract where the buyer has the right to receive a specified return if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities and a specified decrease in the value of the related collateral occurs. A writer of a credit linked option receives periodic payments in return for its obligation to pay an agreed-upon value to the other party if they exercise their option in the case of a credit event. If no credit event occurs, the seller has no payment obligation and will keep the premiums received.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Funds value OTC options using industry models and inputs provided by primary pricing sources.

Swap contracts

The Funds may directly or indirectly use various swap contracts, including, without limitation, swaps on securities and securities indices, total return swaps, interest rate swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps, municipal swaps, dividend swaps, volatility swaps, correlation swaps and other types of available swaps. A swap contract is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap contract and during the term of the transaction, a Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap contract are included in the fair market value of the swap. The Funds do not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses in the Statements of Operations. A liquidation payment received or made at the termination of the swap contract is recorded as realized gain or loss in the Statements of Operations.

Interest rate swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive interest (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal). Basis swaps are interest rate swaps that involve the exchange of two floating interest rate payments and may involve the exchange of two different currencies.

Inflation swaps involve the exchange of a floating rate linked to an index for a fixed rate interest payment with respect to a notional amount or principal.

Total return swap contracts involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or futures contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

97

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February 28, 2017

In a credit default swap contract, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap contracts on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap contracts on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Correlation swaps involve receiving a stream of payments based on the actual average correlation between or among the price movements of two or more underlying variables over a period of time, in exchange for making a regular stream of payments based on a fixed “strike” correlation level (or vice versa), where both payment streams are based on a notional amount. The underlying variables may include, without limitation, commodity prices, exchange rates, interest rates and stock indices.

Variance swap contracts involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Funds price their OTC swap contracts daily using industry standard models that may incorporate quotations from market makers or pricing vendors and record the change in value, if any, as unrealized gain or loss in the Statements of Operations. Gains or losses are realized upon the termination of the swap contracts or reset dates, as appropriate. Cleared swap contracts are valued using the quote (which may be based on a model) published by the relevant clearing house. If an updated quote for a cleared swap contract is not available by the time that a Fund calculates its net asset value on any business day, then that swap contract will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house.

The values assigned to swap contracts may differ significantly from the values realized upon termination, and the differences could be material. Entering into swap contracts involves counterparty credit, legal, and documentation risk that is generally not reflected in the value assigned to the swap contract. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that a Fund has amounts on deposit in excess of amounts owed by that Fund, or that any collateral the other party posts is insufficient or not timely received by a Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. Swap contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Rights and warrants

The Funds may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in the section entitled “Options” above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. Rights and/or warrants outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

As provided by U.S. GAAP, the table below is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Funds (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

98

GMO Trust Funds

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February 28, 2017

The following is a summary of the valuations of derivative instruments categorized by risk exposure.

The Effect of Derivative Instruments on the Statements of Assets and Liabilities as of February 28, 2017 and the Statements of Operations for the year ended February 28, 2017^:

The risks referenced in the tables below are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Portfolio valuation” sections for a further discussion of risks.

	Credit Contracts		Commodity Contracts		Equity Contracts		Foreign Currency Contracts		Interest Rate Contracts		Other Contracts		Total
Asset Allocation Bond Fund
Asset Derivatives
Investments, at value (purchased options)		$—		$—		$—		$376,633		$—		$—		$376,633
Unrealized Appreciation on Forward Currency Contracts		—		—		—		8,229,029		—		—		8,229,029
Unrealized Appreciation on Swap Contracts¤		—		—		—		—		1,309,470		—		1,309,470

Total	$		$		$			$8,605,662		$1,309,470	$			$9,915,132

Derivatives not subject to Master Agreements	$		$		$		$		$		$		$

Total subject to Master Agreements		$—		$—		$—		$8,605,662		$1,309,470		$—		$9,915,132

Liability Derivatives
Unrealized Depreciation on Forward Currency Contracts		$—		$—		$—		$(9,836,103)		$—		$—		$(9,836,103)
Unrealized Depreciation on Swap Contracts¤		—		—		—		—		(6,920,798)		—		(6,920,798)

Total	$		$		$			$(9,836,103)		$(6,920,798)	$			$(16,756,901)

Derivatives not subject to Master Agreements	$		$		$		$		$		$		$

Total subject to Master Agreements		$—		$—		$—		$(9,836,103)		$(6,920,798)		$—		$(16,756,901)

Net Realized Gain (Loss) on
Investments (purchased options)		$—		$—		$(20,349,237)		$(47,609,826)		$(102,039,268)		$—		$(169,998,331)
Forward Currency Contracts		—		—		—		16,405,248		—		—		16,405,248
Futures Contracts		—		—		6,339,183		—		—		—		6,339,183
Written Options		—		—		—		2,242,588		(34,066,064)		—		(31,823,476)
Swap Contracts		—		—		—		—		108,482,529		—		108,482,529

Total		$—		$—		$(14,010,054)		$(28,961,990)		$(27,622,803)		$—		$(70,594,847)

Change in Net Appreciation (Depreciation) on
Investments (purchased options)		$—		$—		$15,214,985		$41,749,594		$80,393,894		$—		$137,358,473
Forward Currency Contracts		—		—		—		(7,803,500)		—		—		(7,803,500)
Futures Contracts		—		—		(12,973,233)		—		—		—		(12,973,233)
Written Options		—		—		—		(2,734,765)		42,127,001		—		39,392,236
Swap Contracts		—		—		—		—		(120,857,680)		—		(120,857,680)

Total		$—		$—		$2,241,752		$31,211,329		$1,663,215		$—		$35,116,296

99

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

	Credit Contracts		Commodity Contracts		Equity Contracts		Foreign Currency Contracts		Interest Rate Contracts		Other Contracts		Total
Core Plus Bond Fund
Asset Derivatives
Unrealized Appreciation on Forward Currency Contracts		$—		$—		$—		$186,366		$—		$—		$186,366
Unrealized Appreciation on Futures Contracts¤		—		—		—		—		284,014		—		284,014
Unrealized Appreciation on Swap Contracts¤		—		—		—		—		728,383		—		728,383

Total	$		$		$			$186,366		$1,012,397	$			$1,198,763

Derivatives not subject to Master Agreements	$		$		$		$		$		$		$

Total subject to Master Agreements		$—		$—		$—		$186,366		$1,012,397		$—		$1,198,763

Liability Derivatives
Unrealized Depreciation on Forward Currency Contracts		$—		$—		$—		$(181,411)		$—		$—		$(181,411)
Unrealized Depreciation on Swap Contracts¤		—		—		—		—		(1,014,151)		—		(1,014,151)

Total	$		$		$			$(181,411)		$(1,014,151)	$			$(1,195,562)

Derivatives not subject to Master Agreements	$		$		$		$		$		$		$

Total subject to Master Agreements		$—		$—		$—		$(181,411)		$(1,014,151)		$—		$(1,195,562)

Net Realized Gain (Loss) on
Investments (purchased options)		$—		$—		$—		$(1,001,647)		$(1,468,240)		$—		$(2,469,887)
Forward Currency Contracts		—		—		—		(380,844)		—		—		(380,844)
Futures Contracts		—		—		—		—		(361,770)		—		(361,770)
Written Options		—		—		—		61,707		(453,688)		—		(391,981)
Swap Contracts		—		—		—		—		(3,084,400)		—		(3,084,400)

Total		$—		$—		$—		$(1,320,784)		$(5,368,098)		$—		$(6,688,882)

Change in Net Appreciation (Depreciation) on
Investments (purchased options)		$—		$—		$—		$646,837		$1,950,839		$—		$2,597,676
Forward Currency Contracts		—		—		—		20,845		—		—		20,845
Futures Contracts		—		—		—		—		278,484		—		278,484
Written Options		—		—		—		(58,223)		807,027		—		748,804
Swap Contracts		—		—		—		—		6,198,080		—		6,198,080

Total		$—		$—		$—		$609,459		$9,234,430		$—		$9,843,889

Currency Hedged International Bond Fund
Asset Derivatives
Unrealized Appreciation on Forward Currency Contracts		$—		$—		$—		$258,156		$—		$—		$258,156
Unrealized Appreciation on Futures Contracts¤		—		—		—		—		227,845		—		227,845
Unrealized Appreciation on Swap Contracts¤		—		—		—		—		65,010		—		65,010

Total	$		$		$			$258,156		$292,855	$			$551,011

Derivatives not subject to Master Agreements	$		$		$		$		$		$		$

Total subject to Master Agreements		$—		$—		$—		$258,156		$292,855		$—		$551,011

Liability Derivatives
Unrealized Depreciation on Forward Currency Contracts		$—		$—		$—		$(50,874)		$—		$—		$(50,874)
Unrealized Depreciation on Futures Contracts¤		—		—		—		—		(1,092)		—		(1,092)
Unrealized Depreciation on Swap Contracts¤		—		—		—		—		(279,044)		—		(279,044)

Total	$		$		$			$(50,874)		$(280,136)	$			$(331,010)

Derivatives not subject to Master Agreements	$		$		$		$		$		$		$

Total subject to Master Agreements		$—		$—		$—		$(50,874)		$(280,136)		$—		$(331,010)

100

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
Currency Hedged International Bond Fund (continued)
Net Realized Gain (Loss) on
Investments (purchased options)	$—	$—	$(198,159)	$(702,441)	$—	$(900,600)
Forward Currency Contracts	—	—	1,793,655	—	—	1,793,655
Futures Contracts	—	—	—	273,643	—	273,643
Written Options	—	—	14,239	(134,791)	—	(120,552)
Swap Contracts	—	—	—	499,118	—	499,118

Total	$—	$—	$1,609,735	$(64,471)	$—	$1,545,264

Change in Net Appreciation (Depreciation) on
Investments (purchased options)	$—	$—	$194,466	$579,037	$—	$773,503
Forward Currency Contracts	—	—	275,240	—	—	275,240
Futures Contracts	—	—	—	(188,355)	—	(188,355)
Written Options	—	—	(17,313)	239,512	—	222,199
Swap Contracts	—	—	—	(688,308)	—	(688,308)

Total	$—	$—	$452,393	$(58,114)	$—	$394,279

Emerging Country Debt Fund
Asset Derivatives
Investments, at value (rights and/or warrants)	$—	$—	$—	$—	$43,377,204	$43,377,204
Unrealized Appreciation on Forward Currency Contracts	—	—	201,461	—	—	201,461
Options	293,033	—	—	—	—	293,033
Unrealized Appreciation on Swap Contracts¤	23,586,261	—	—	2,200,628	—	25,786,889

Total	$23,879,294	$—	$201,461	$2,200,628	$43,377,204	$69,658,587

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$43,377,204	$43,377,204

Total subject to Master Agreements	$23,879,294	$—	$201,461	$2,200,628	$—	$26,281,383

Liability Derivatives
Options	$(2,349,805)	$—	$—	$—	$—	$(2,349,805)
Unrealized Depreciation on Swap Contracts¤	(53,664,784)	—	—	(8,455,957)	—	(62,120,741)

Total	$(56,014,589)	$—	$—	$(8,455,957)	$—	$(64,470,546)

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$(56,014,589)	$—	$—	$(8,455,957)	$—	$(64,470,546)

Net Realized Gain (Loss) on
Forward Currency Contracts	$—	$—	$3,986,993	$—	$—	$3,986,993
Swap Contracts	3,941,709	—	—	6,496,541	—	10,438,250

Total	$3,941,709	$—	$3,986,993	$6,496,541	$—	$14,425,243

Change in Net Appreciation (Depreciation) on
Investments (rights and/or warrants)	$—	$—	$—	$—	$(757,537)	$(757,537)
Forward Currency Contracts	—	—	(1,834,075)	—	—	(1,834,075)
Options	5,043,111	—	—	—	—	5,043,111
Swap Contracts	31,820,023	—	—	16,772,034	—	48,592,057

Total	$36,863,134	$—	$(1,834,075)	$16,772,034	$(757,537)	$51,043,556

Opportunistic Income Fund (formerly Debt Opportunities Fund)
Asset Derivatives
Investments, at value (purchased options)	$738,880	$—	$—	$560,900	$—	$1,299,780
Unrealized Appreciation on Forward Currency Contracts	—	—	77,578	—	—	77,578
Unrealized Appreciation on Swap Contracts¤	19,920,779	—	—	2,914,856	—	22,835,635

Total	$20,659,659	$—	$77,578	$3,475,756	$—	$24,212,993

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$20,659,659	$—	$77,578	$3,475,756	$—	$24,212,993

101

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Notes to Financial Statements — (Continued)

February 28, 2017

	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts		Total
Opportunistic Income Fund (formerly Debt Opportunities Fund) (continued)
Liability Derivatives
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$(2,289)	$—		$—	$(2,289)
Unrealized Depreciation on Swap Contracts¤	(6,329,931)	—	—	(34,741)		—	(6,364,672)
Written Options, at value	$(499,796)	$—	$—	$(237,000)		$—	$(736,796)

Total	$(6,829,727)	$—	$(2,289)	$(271,741)	$		$(7,103,757)

Derivatives not subject to Master Agreements	$—	$—	$—	$—		$—	$—

Total subject to Master Agreements	$(6,829,727)	$—	$(2,289)	$(271,741)		$—	$(7,103,757)

Net Realized Gain (Loss) on
Investments (purchased options)	$—	$(112,791)	$—	$(3,728,082)		$—	$(3,840,873)
Forward Currency Contracts	—	—	597,792	—		—	597,792
Written Options	—	—	—	2,367,050		—	2,367,050
Swap Contracts	(5,102,863)	—	—	(2,366,845)		—	(7,469,708)

Total	$(5,102,863)	$(112,791)	$597,792	$(3,727,877)		$—	$(8,345,739)

Change in Net Appreciation (Depreciation) on
Investments (purchased options)	$(792,492)	$2,751	$—	$(721,592)		$—	$(1,511,333)
Forward Currency Contracts	—	—	42,412	—		—	42,412
Written Options	55,476	—	—	226,398		—	281,874
Swap Contracts	(10,137,727)	—	—	8,947,526		—	(1,190,201)

Total	$(10,874,743)	$2,751	$42,412	$8,452,332		$—	$(2,377,248)

^	Because the Funds recognize changes in value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.
¤	The table includes cumulative unrealized appreciation/depreciation of futures and cleared swap contracts, if any, as reported in the Schedule of Investments. Year end variation margin on open futures and cleared swap contracts, if any, is reported within the Statements of Assets and Liabilities.

Certain Funds are party to International Swaps and Derivatives Association, Inc. Master Agreements, Global Master Repurchase Agreements or other similar types of agreements (collectively, “Master Agreements”) that generally govern the terms of some OTC derivative transactions, repurchase agreements and reverse repurchase agreements. The Master Agreements may include collateral posting terms and netting provisions that apply in the event of a default and/or termination event. Upon the occurrence of such an event, including the bankruptcy or insolvency of the counterparty, the Master Agreements may permit the non-defaulting party to calculate a single net payment to close out applicable transactions. However, there is no guarantee that the terms of a Master Agreement will be enforceable; for example, when bankruptcy or insolvency laws impose restrictions on or prohibitions against the right of offset. Additionally, the netting and close out provisions of a Master Agreement may not extend to the obligations of the counterparty’s affiliates or across varying types of transactions. Because no such event has occurred, the Funds do not presently have a legally enforceable right of set-off and these amounts have not been offset in the Statements of Assets and Liabilities, but have been presented separately in the table below. Termination events may also include a decline in the net assets of a Fund below a certain level over a specified period of time and may entitle a counterparty to elect to terminate early with respect to some or all the transactions under the Master Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse impact on a Fund’s operations. An estimate of the aggregate net payment, if any, that may need to be made by a Fund in such an event is represented by the unrealized amounts in the tables below. For more information about other uncertainties and risks, see “Investments and other risks” above.

For financial reporting purposes, on the Statements of Assets and Liabilities any cash collateral that has been pledged to cover obligations of the Funds is reported as Due from Broker and any cash collateral received from the counterparty is reported as Due to Broker. Any non-cash collateral pledged by the Funds is noted in the Schedules of Investments. The tables below show the potential effect of netting arrangements made available by the Master Agreements on the financial position of the Funds. For financial reporting purposes, the Funds’ Statements of Assets and Liabilities generally show derivative assets and derivative liabilities (regardless of whether they are subject to netting arrangements) on a gross basis, which reflects the full risks and exposures of the Fund prior to netting. See Note 2 for information on repurchase agreements and reverse repurchase agreements held by the Funds at February 28, 2017, if any.

102

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February 28, 2017

The tables above present the Funds’ derivative assets and liabilities by type of financial instrument. The following tables present the Funds’ OTC and/or exchange-traded derivative assets and liabilities by counterparty net of amounts that may be available for offset under the Master Agreements by the terms of the agreement and net of the related collateral received or pledged by the Funds as of February 28, 2017:

Asset Allocation Bond Fund

Counterparty	Gross Derivative Assets Subject to Master Agreements	Collateral Received	Derivative Assets/(Liabilities) Available for Offset	Net Amount of Derivative Assets
Bank of America, N.A.	$9,106	$—	$9,106	$—
Barclays Bank plc	188,340	(167,606)	(20,734)	—	*
Goldman Sachs International	6,109,744	—	6,109,744	—
JPMorgan Chase Bank, N.A.	1,793,528	—	1,793,528	—
Morgan Stanley & Co. International PLC	504,944	(503,445)	(1,499)	—	*

Total	$8,605,662	$(671,051)	$7,890,145	$—

Counterparty	Gross Derivative Liabilities Subject to Master Agreements	Collateral Pledged	Derivative (Assets)/Liabilities Available for Offset	Net Amount of Derivative Liabilities
Bank of America, N.A.	$181,147	$—	$(9,106)	$172,041
Barclays Bank plc	20,734	—	20,734	—
Goldman Sachs International	7,343,360	(1,233,616)	(6,109,744)	—	*
JPMorgan Chase Bank, N.A.	2,289,363	(495,835)	(1,793,528)	—	*
Morgan Stanley & Co. International PLC	1,499	—	1,499	—

Total	$9,836,103	$(1,729,451)	$(7,890,145)	$172,041

Core Plus Bond Fund

Counterparty	Gross Derivative Assets Subject to Master Agreements	Collateral Received	Derivative Assets/(Liabilities) Available for Offset	Net Amount of Derivative Assets
Barclays Bank plc	$25,797	$—	$—	$25,797
Goldman Sachs International	154,102	—	(143,963)	10,139
Morgan Stanley & Co. International PLC	6,467	—	(2,314)	4,153

Total	$186,366	$—	$(146,277)	$40,089

Counterparty	Gross Derivative Liabilities Subject to Master Agreements	Collateral Pledged	Derivative (Assets)/Liabilities Available for Offset	Net Amount of Derivative Liabilities
Bank of America, N.A.	$5,798	$—	$—	$5,798
Goldman Sachs International	143,963	—	143,963	—
JPMorgan Chase Bank, N.A.	29,336	—	—	29,336
Morgan Stanley & Co. International PLC	2,314	—	2,314	—

Total	$181,411	$—	$146,277	$35,134

103

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Notes to Financial Statements — (Continued)

February 28, 2017

Currency Hedged International Bond Fund

Counterparty	Gross Derivative Assets Subject to Master Agreements	Collateral Received	Derivative Assets/(Liabilities) Available for Offset	Net Amount of Derivative Assets
Goldman Sachs International	$93,306	$—	$(42,859)	$50,447
Morgan Stanley & Co. International PLC	164,850	(162,193)	(2,657)	—	*

Total	$258,156	$(162,193)	$(45,516)	$50,447

Counterparty	Gross Derivative Liabilities Subject to Master Agreements	Collateral Pledged	Derivative (Assets)/Liabilities Available for Offset	Net Amount of Derivative Liabilities
Bank of America, N.A.	$5,358	$—	$—	$5,358
Goldman Sachs International	42,859	—	42,859	—
Morgan Stanley & Co. International PLC	2,657	—	2,657	—

Total	$50,874	$—	$45,516	$5,358

Emerging Country Debt Fund

Counterparty	Gross Derivative Assets Subject to Master Agreements	Collateral Received	Derivative Assets/(Liabilities) Available for Offset	Net Amount of Derivative Assets
Bank of America, N.A.	$201,461	$—	$—	$201,461
Deutsche Bank AG	21,170,685	—	21,170,685	—
Goldman Sachs International	2,469,151	—	2,469,151	—
JPMorgan Chase Bank, N.A.	2,863,948	—	2,863,948	—

Total	$26,705,245	$—	$26,503,784	$201,461

Counterparty	Gross Derivative Liabilities Subject to Master Agreements	Collateral Pledged	Derivative (Assets)/Liabilities Available for Offset	Net Amount of Derivative Liabilities
Deutsche Bank AG	$26,770,544	$(5,599,859)	$(21,170,685)	$—	*
Goldman Sachs International	15,251,352	(12,482,596)	(2,469,151)	299,605
JPMorgan Chase Bank, N.A.	21,395,052	(18,531,104)	(2,863,948)	—	*

Total	$63,416,948	$(36,613,559)	$(26,503,784)	$299,605

104

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Notes to Financial Statements — (Continued)

February 28, 2017

Opportunistic Income Fund (formerly Debt Opportunities Fund)

Counterparty	Gross Derivative Assets Subject to Master Agreements	Collateral Received	Derivative Assets/(Liabilities) Available for Offset	Net Amount of Derivative Assets
Bank of America, N.A.	$9,011,777	$(8,200,000)	$(693,177)	$118,600
Citibank N.A.	2,644,378	(2,496,496)	(147,882)	—	*
Credit Suisse International	1,283,176	(1,182,466)	—	100,710
Deutsche Bank AG	1,743,214	(1,560,000)	—	183,214
Goldman Sachs International	3,039,091	(1,000,000)	(1,492,604)	546,487
JPMorgan Chase Bank, N.A.	2,883,416	(2,536,222)	(347,194)	—	*
Morgan Stanley & Co. International PLC	77,578	—	(2,289)	75,289
Morgan Stanley & Co. LLC	560,900	—	(237,000)	323,900
Morgan Stanley Capital Services LLC	54,607	—	54,607	—

Total	$21,298,137	$(16,975,184)	$(2,865,539)	$1,348,200

Counterparty	Gross Derivative Liabilities Subject to Master Agreements	Collateral Pledged	Derivative (Assets)/Liabilities Available for Offset	Net Amount of Derivative Liabilities
Bank of America, N.A.	$693,177	$—	$693,177	$—
Citibank N.A.	147,882	—	147,882	—
Goldman Sachs International	1,492,604	—	1,492,604	—
JPMorgan Chase Bank, N.A.	347,194	—	347,194	—
Morgan Stanley & Co. International PLC	2,289	—	2,289	—	*
Morgan Stanley & Co. LLC	237,000	—	237,000	—
Morgan Stanley Capital Services LLC	360,416	(269,947)	(54,607)	35,862

Total	$3,280,562	$(269,947)	$2,865,539	$35,862

*	The actual collateral received and/or pledged is more than the amount shown.

The average derivative activity of notional amounts (forward currency contracts, futures contracts and swap contracts), market values (rights and/or warrants), and principal amounts or number of contracts (options) outstanding, based on absolute values, at each month-end, was as follows for the year ended February 28, 2017:

Fund Name	Forward Currency Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Options (Principal)	Options (Contracts)	Rights and/or Warrants ($)
Asset Allocation Bond Fund	1,030,099,056	14,620,654	13,627,164,952	1,100,710,639	21,450	—
Core Plus Bond Fund	27,613,729	17,040,505	121,100,831	8,929,963	—	—
Currency Hedged International Bond Fund	44,232,413	19,466,678	101,094,631	8,292,690	—	—
Emerging Country Debt Fund	84,672,454	—	1,627,467,828	390,000,000	—	40,643,956
Opportunistic Income Fund (formerly Debt Opportunities Fund)	11,021,982	—	1,348,229,586	347,487,086	3,092	—

105

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Notes to Financial Statements — (Continued)

February 28, 2017

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to each Fund. Management fees are paid monthly at the annual rate equal to the percentage of each Fund’s average daily net assets set forth in the table below:

	Asset Allocation Bond Fund	Core Plus Bond Fund	Currency Hedged International Bond Fund	Emerging Country Debt Fund	Opportunistic Income Fund (formerly Debt Opportunities Fund)	U.S. Treasury Fund
Management Fee	0.25%	0.25%	0.25%	0.35%	0.40%(a)	0.08%(b)

(a)	Prior to January 1, 2017, the management fee was 0.25%
(b)	GMO has voluntarily waived the Fund’s entire management fee.

In addition for certain Funds, each class of shares pays GMO a shareholder service fee for providing client services and reporting, such as performance information, client account information, personal and electronic access to Fund information, access to analysis and explanations of Fund reports, and assistance in maintaining and correcting client-related information. Shareholder service fees are paid monthly equal to the percentage of each applicable Fund’s average daily net assets set forth in the table below:

Fund Name	Class III		Class IV	Class VI
Asset Allocation Bond Fund	0.15%			0.055%
Core Plus Bond Fund	0.15%		0.10%
Currency Hedged International Bond Fund	0.15%
Emerging Country Debt Fund	0.15%		0.10%
Opportunistic Income Fund (formerly Debt Opportunities Fund)	0.15%	*		0.055%

*	Class is offered but has no shareholders as of February 28, 2017.

For each Fund other than Emerging Country Debt Fund, GMO has contractually agreed to reimburse each Fund for its “Specified Operating Expenses” (as defined below). Any such reimbursements are paid to a Fund concurrently with the Fund’s payment of management fees to GMO.

“Specified Operating Expenses” means: audit expenses, fund accounting expenses, pricing service expenses, expenses of non-investment related tax services, transfer agency expenses, expenses of non-investment related legal services provided to the Funds by or at the direction of GMO, federal securities law filing expenses, printing expenses, state and federal registration fees and custody expenses.

For each Fund that pays GMO a management fee, GMO has contractually agreed to waive or reduce that fee, but not below zero, to the extent necessary to offset the management fees paid to GMO that are directly or indirectly borne by the Fund as a result of the Fund’s direct or indirect investments in other GMO Funds.

For each Fund that charges a shareholder service fee, GMO has contractually agreed to waive or reduce the shareholder service fee charged to holders of each class of shares of the Fund, but not below zero, to the extent necessary to offset the shareholder service fees directly or indirectly borne by the class of shares of the Fund as a result of the Fund’s direct or indirect investments in other GMO Funds.

These contractual waivers and reimbursements will continue through at least June 30, 2017 for each Fund unless the Funds’ Board of Trustees authorizes their modification or termination, or reduces the fee rates paid to GMO under the Fund’s management contract or servicing and supplemental support agreement.

106

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Notes to Financial Statements — (Continued)

February 28, 2017

In addition to the contractual waivers and reimbursements described above, GMO has voluntarily agreed to waive U.S. Treasury Fund’s entire management fee. GMO may change or terminate this waiver at any time.

The Funds’ portion of the gross fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any agents unaffiliated with GMO during the year ended February 28, 2017 is shown in the table below and is included in the Statements of Operations.

Fund Name	Independent Trustees and their legal counsel ($)	Agent unaffiliated with GMO ($)
Asset Allocation Bond Fund	34,271	3,593
Core Plus Bond Fund	1,516	158
Currency Hedged International Bond Fund	1,087	32
Emerging Country Debt Fund	70,885	7,022
Opportunistic Income Fund (formerly Debt Opportunities Fund)	26,711	2,617
U.S. Treasury Fund	56,589	5,998

Certain Funds incur fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2017 these indirect fees and expenses expressed as a percentage of each Fund’s average daily net assets were as follows:

Fund Name	Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
Asset Allocation Bond Fund	< 0.001%	0.000%	0.000%	< 0.001%
Core Plus Bond Fund	0.061%	0.014%	0.000%	0.075%
Currency Hedged International Bond Fund	0.035%	0.009%	0.000%	0.044%
Emerging Country Debt Fund	0.001%	< 0.001%	0.000%	0.001%
Opportunistic Income Fund (formerly Debt Opportunities Fund)	< 0.001%	0.000%	0.000%	< 0.001%
U.S. Treasury Fund	0.000%	0.000%	0.000%	0.000%

The Funds are permitted to purchase or sell securities from or to certain other GMO funds under specified conditions outlined in procedures adopted by the Trustees. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effectuated at the current market price. During the year ended February 28, 2017, the Funds did not engage in these transactions.

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments and including GMO U.S. Treasury Fund, for the year ended February 28, 2017 are noted in the table below:

	Purchases ($)	Purchases ($)	Sales ($)	Sales ($)

Fund Name	U.S. Government Securities	Investments (Non-U.S. Government Securities)	U.S. Government Securities	Investments (Non-U.S. Government Securities)
Asset Allocation Bond Fund	1,823,088,803	306,288,930	1,790,271,726	1,175,424,871
Core Plus Bond Fund	431,006,296	451,573,629	143,255,383	329,352,674
Currency Hedged International Bond Fund	—	13,400,000	—	12,619,083
Emerging Country Debt Fund	297,199,357	591,278,111	122,432,084	937,107,710
Opportunistic Income Fund (formerly Debt Opportunities Fund)	139,552,211	992,378,687	31,805,219	1,346,235,631

107

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

7.	Guarantees

In the normal course of business the Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Funds. Based on experience, GMO is of the view that the risk of loss to the Funds in connection with the Funds’ indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Funds.

8.	Principal shareholders and related parties as of February 28, 2017

Fund Name	Number of shareholders that held more than 10% of the outstanding shares of the Fund		Percentage of outstanding shares of the Fund held by those shareholders owning greater than 10% of the outstanding shares of the Fund	Percentage of the shares of the Fund held by senior management of GMO and GMO Trust officers	Percentage of the Fund’s shares held by accounts for which GMO has investment discretion
Asset Allocation Bond Fund	2	‡	71.95%	—	99.99%
Core Plus Bond Fund	3	‡	62.62%	< 0.01%	97.61%
Currency Hedged International Bond Fund	1		94.07%	—	94.07%
Emerging Country Debt Fund	1	‡	15.20%	0.04%	33.04%
Opportunistic Income Fund (formerly Debt Opportunities Fund)	2	#	62.78%	0.44%	99.29%
U.S. Treasury Fund	2	#	42.66%	0.13%	97.67%

‡	One of the shareholders is another fund of the Trust.
#	Two of the shareholders are other funds of the Trust.

9.	Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in the Funds’ shares were as follows:

	Year Ended February 28, 2017		Year Ended February 29, 2016

	Shares	Amount	Shares	Amount
Asset Allocation Bond Fund
Class III:
Shares sold	2,214,990	$48,861,899	3,486,285	$80,557,647
Shares issued to shareholders in reinvestment of distributions	—	—	1,170,894	26,485,630
Shares repurchased	(5,396,762)	(119,141,029)	(4,741,953)	(108,443,047)

Net increase (decrease)	(3,181,772)	$(70,279,130)	(84,774)	$(1,399,770)

Class VI:
Shares sold	1,080,206	$23,894,585	13,228,053	$325,062,565
Shares issued to shareholders in reinvestment of distributions	—	—	12,325,878	279,304,399
Shares repurchased	(31,684,438)	(702,776,501)	(116,764,298)	(2,651,040,441)

Net increase (decrease)	(30,604,232)	$(678,881,916)	(91,210,367)	$(2,046,673,477)

108

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Notes to Financial Statements — (Continued)

February 28, 2017

	Year Ended February 28, 2017		Year Ended February 29, 2016

	Shares	Amount	Shares		Amount
Core Plus Bond Fund
Class III:#
Shares sold	767,574	$16,125,848	304,701		$6,869,966
Shares issued to shareholders in reinvestment of distributions	11,511	240,429	16,726		359,773
Shares repurchased	(2,168,606)	(46,416,742)	(60,416)		(1,303,505)

Net increase (decrease)	(1,389,521)	$(30,050,465)	261,011		$5,926,234

Class IV:#
Shares sold	23,983,698	$504,551,462	1,683,291		$36,361,097
Shares issued to shareholders in reinvestment of distributions	177,829	3,760,584	425,557		9,179,274
Shares repurchased	(7,405,907)	(159,277,873)	(218,356)		(4,672,989)

Net increase (decrease)	16,755,620	$349,034,173	1,890,492		$40,867,382

Currency Hedged International Bond Fund
Class III:#
Shares sold	—	$—	17,696		$489,111
Shares issued to shareholders in reinvestment of distributions	73,631	1,933,541	228,727		5,839,409
Shares repurchased	(144,981)	(3,866,075)	(360,750)		(9,358,334)

Net increase (decrease)	(71,350)	$(1,932,534)	(114,327)		$(3,029,814)

Emerging Country Debt Fund
Class III:#
Shares sold	8,275,889	$239,701,434	8,465,858		$237,263,300
Shares issued to shareholders in reinvestment of distributions	1,985,567	55,168,020	2,045,947		54,000,564
Shares repurchased	(5,267,885)	(152,424,481)	(4,898,972)		(133,227,759)
Purchase premiums	—	242,030	—		637,766
Redemption fees	—	1,131,479	—		671,195

Net increase (decrease)	4,993,571	$143,818,482	5,612,833		$159,345,066

Class IV:#
Shares sold	5,763,893	$159,047,268	17,150,361	(a)	$456,814,315	(a)
Shares issued to shareholders in reinvestment of distributions	6,895,496	191,536,760	7,111,245		187,694,457
Shares repurchased	(27,719,432)	(789,476,258)	(19,631,458	)(b)	(531,254,001	)(b)
Purchase premiums	—	861,411	—		2,387,167
Redemption fees	—	4,035,552	—		2,420,364

Net increase (decrease)	(15,060,043)	$(433,995,267)	4,630,148		$118,062,302

Opportunistic Income Fund (formerly Debt Opportunities Fund)
Class VI:
Shares sold	6,762,681	$171,348,377	13,193,822	(c)	$327,076,787	(c)
Shares issued to shareholders in reinvestment of distributions	1,438,264	36,271,611	1,110,191		27,443,611
Shares repurchased	(16,653,463)	(421,440,542)	(19,452,966	)(d)	(482,695,222	)(d)
Purchase premiums	—	330,391	—		934,339
Redemption fees	—	1,329,128	—		1,552,426

Net increase (decrease)	(8,452,518)	$(212,161,035)	(5,148,953)		$(125,688,059)

109

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

	Year Ended February 28, 2017		Year Ended February 29, 2016

	Shares	Amount	Shares	Amount
U.S. Treasury Fund
Core Class:
Shares sold	368,440,068	$9,213,633,291	712,256,180	$17,806,570,597
Shares issued to shareholders in reinvestment of distributions	549,319	13,735,786	237,043	5,925,398
Shares repurchased	(423,663,112)	(10,594,194,801)	(640,904,840)	(16,022,605,367)

Net increase (decrease)	(54,673,725)	$(1,366,825,724)	71,588,383	$1,789,890,628

(a)	5,969,578 shares and $53,279,922 were purchased in-kind.
(b)	2,832,882 shares and $26,147,504 were redeemed in-kind.
(c)	907,139 shares and $22,542,400 were purchased in-kind.
(d)	907,139 shares and $22,542,400 were redeemed in-kind.
#	Shares were adjusted to reflect a 1:3 reverse stock split effective July 15, 2016.

10.	Investments in affiliated issuers

A summary of the Funds’ transactions in the shares of other funds of GMO Trust during the year ended February 28, 2017 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
Asset Allocation Bond Fund
GMO U.S. Treasury Fund	$651,060,734	$289,659,556	$941,018,818	$1,152,553	$13,727	$—

Core Plus Bond Fund
GMO Emerging Country Debt Fund, Class IV	$13,799,995	$24,970,000	$11,132,000	$240,190	$—	$28,722,150
GMO Opportunistic Income Fund (formerly GMO Debt Opportunities Fund), Class VI	27,023,784	106,811,000	20,626,000	310,357	—	113,920,146
GMO U.S. Treasury Fund	113,058,921	231,200,000	255,650,000	195,564	9,565	88,644,748
GMO World Opportunity Overlay Fund	26,355,861	—	26,691,126	—	—	—

Totals	$180,238,561	$362,981,000	$314,099,126	$746,111	$9,565	$231,287,044

Currency Hedged International Bond Fund
GMO Emerging Country Debt Fund, Class IV	$3,300,280	$—	$—	$252,285	$—	$3,677,564
GMO Opportunistic Income Fund (formerly GMO Debt Opportunities Fund), Class VI	2,749,434	—	—	72,087	—	2,884,836
GMO U.S. Treasury Fund	11,851,979	13,400,000	6,000,000	83,640	10,811	19,248,680
GMO World Opportunity Overlay Fund	6,312,879	—	6,412,829	—	—	—

Totals	$24,214,572	$13,400,000	$12,412,829	$408,012	$10,811	$25,811,080

Emerging Country Debt Fund
GMO Opportunistic Income Fund (formerly Debt Opportunities Fund), Class VI	$13,956,048	$—	$—	$365,913	$—	$14,643,342
GMO U.S. Treasury Fund	84,774,937	101,500,000	99,000,000	452,870	46,787	87,277,534

Totals	$98,730,985	$101,500,000	$99,000,000	$818,783	$46,787	$101,920,876

Opportunistic Income Fund (formerly Debt Opportunities Fund)
GMO U.S. Treasury Fund	$77,841,624	$189,500,000	$194,500,000	$336,929	$33,490	$72,837,633

110

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and Shareholders of GMO Asset Allocation Bond Fund, GMO Core Plus Bond Fund, GMO Currency Hedged International Bond Fund, GMO Emerging Country Debt Fund, GMO Opportunistic Income Fund (formerly GMO Debt Opportunities Fund) and GMO U.S. Treasury Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the GMO Asset Allocation Bond Fund, GMO Core Plus Bond Fund, GMO Currency Hedged International Bond Fund, GMO Emerging Country Debt Fund, GMO Opportunistic Income Fund (formerly GMO Debt Opportunities Fund), and GMO U.S. Treasury Fund (the “Funds”) as of February 28, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2017 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 26, 2017

111

GMO Trust Funds

Board Review of Investment Management Agreement

February 28, 2017

GMO Opportunistic Income Fund (formerly known as GMO Debt Opportunities Fund)

Approval of new amended and restated management agreement for GMO Opportunistic Income Fund

At in-person meetings of the Board of Trustees (the “Board” or the “Trustees”) of GMO Trust (the “Trust”) held on September 30, 2016 and December 1, 2016, the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”) considered the terms of a proposed new amended and restated management agreement between the Trust, on behalf of GMO Opportunistic Income Fund (the “Fund”), and Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) that will implement a new management fee for the Fund effective on or about January 1, 2017 (the “New Management Contract”), and at the December 1, 2016 meeting determined to recommend its approval to the full Board. Also at the December 1, 2016 meeting, the Board, including all of the Independent Trustees, approved the New Management Contract and recommended its approval to Fund shareholders. Holders of a majority of the Fund’s outstanding shares approved the New Management Contract at a special meeting of the Fund’s shareholders held on December 21, 2016.

In connection with its consideration of the New Management Contract, the Board met privately with its independent legal counsel. In addition to the information the Board took into account in June 2016 in connection with its renewal of the Fund’s then current management agreement for an additional twelve month period commencing June 30, 2016, as described in the Fund’s semi-annual report dated August 31, 2016, the Board also considered the following factors, among others:

•	The Fund is not currently offered to external investors and its principal shareholders are other funds and separate account clients managed by GMO. GMO advised the Board that it is seeking to offer the Fund directly to external investors as a standalone investment option.

•	The Fund’s management fee and current estimated total expenses under the New Management Contract compared favorably with a group of mutual funds identified by GMO as having strategies similar to those of the Fund to be effective as of the effective date of the New Management Contract.

•	GMO advised the Board that, in connection with the Fund’s external offering, GMO believes that the then pending changes to the Fund’s investment objective and name and elimination of the name-related investment policy, combined with the management fee under the New Management Contract, would better position the Fund to compete for external investor allocations to a securitized credit strategy without affecting the Fund’s role as an asset allocation vehicle for its current shareholders.

•	Non-portfolio management-related services provided by GMO under the Current Management Contract (which would continue under the New Management Contract), including valuation, legal and compliance, board governance, accounting and operational services.

•	GMO advised the Board that GMO believes that the proposed fee is fair and reasonable in relation to the management services provided to the Fund.

After reviewing these and other factors, the Trustees concluded, in the context of their overall review of the New Management Contract, that the fees charged to the Fund under the New Management Contract were within the range of fees that would be established through arm’slength bargaining.

In their deliberations, the Trustees considered all factors they deemed relevant, with each Trustee weighting individual factors as he thought appropriate. Following their deliberations, the Independent Trustees voting separately, and then all Trustees voting together, approved the New Management Contract for an initial period ending on the first anniversary of the agreement’s execution.

112

GMO Trust Funds

(A Series of GMO Trust)

Fund Expenses

February 28, 2017 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2017.

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including purchase premium and redemption fees, if applicable; and (2) ongoing costs, including direct and/or indirect management fees, direct and/or indirect shareholder services fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2016 through February 28, 2017.

Actual Expenses

This section of the table for each class below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

This section of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premium and redemption fees. Therefore, this section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual			Hypothetical
	Beginning Account Value September 1, 2016	Ending Account Value February 28, 2017	Expenses Paid During the Period*	Beginning Account Value September 1, 2016	Ending Account Value February 28, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
Asset Allocation Bond Fund
Class III	$1,000.00	$994.20	$1.98	$1,000.00	$1,022.81	$2.01	0.40%
Class VI	$1,000.00	$994.60	$1.53	$1,000.00	$1,023.26	$1.56	0.31%
Core Plus Bond Fund
Class III	$1,000.00	$982.00	$2.11	$1,000.00	$1,022.66	$2.16	0.43%
Class IV	$1,000.00	$982.40	$1.82	$1,000.00	$1,022.96	$1.86	0.37%
Currency Hedged International Bond Fund
Class III	$1,000.00	$972.10	$2.15	$1,000.00	$1,022.61	$2.21	0.44%
Emerging Country Debt Fund
Class III	$1,000.00	$1,015.50	$2.70	$1,000.00	$1,022.12	$2.71	0.54%
Class IV	$1,000.00	$1,015.80	$2.45	$1,000.00	$1,022.36	$2.46	0.49%
Opportunistic Income Fund (formerly Debt Opportunities Fund)
Class VI	$1,000.00	$1,038.10	$1.82	$1,000.00	$1,023.01	$1.81	0.36%
U.S. Treasury Fund
Core	$1,000.00	$1,002.80	$0.00	$1,000.00	$1,024.79	$0.00	0.00%

*	Expenses are calculated using each class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2017, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

113

GMO Trust Funds

Tax Information for the Tax Year Ended February 28, 2017 (Unaudited)

The following information is being provided in order to meet reporting requirements set forth by the Code and/or to meet state-specific requirements. Shareholders should consult their tax advisors.

With respect to distributions paid, the Funds designate the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended February 28, 2017:

Fund Name	U.S. Government Obligation Income(a)(b)	Interest- Related Dividend Income(c) ($)	Short-Term Capital Gain Dividends(c) ($)
Asset Allocation Bond Fund	—	—	—
Core Plus Bond Fund	36.10%	609,328	—
Currency Hedged International Bond Fund	20.27%	—	—
Emerging Country Debt Fund	1.55%	—	—
Opportunistic Income Fund (formerly Debt Opportunities Fund)	1.19%	32,229,139	—
U.S. Treasury Fund	90.32%	15,360,860	1,586,333

(a)	Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.
(b)	All or a portion of these amounts may be exempt from taxation at the state level.
(c)	These amounts are generally exempt from U.S. withholding taxes for non-U.S. shareholders, provided certain conditions are satisfied by both the Funds and the Funds’ shareholders. If applicable, interest related dividend amounts could include short-term capital gain dividends received from underlying funds.

In early 2018, the Funds will notify applicable shareholders of amounts for use in preparing 2017 U.S. federal income tax forms.

114

Trustees and Officers (Unaudited)

The following tables present information regarding each Trustee and officer of the Trust as of February 28, 2017. Each Trustee’s and officer’s year of birth (“YOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Management of the Trust

Independent Trustees

Name and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen	Other Directorships Held in the Past Five Years
Donald W. Glazer YOB: 1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	36	Director, BeiGene Ltd. (biotech research).

Peter Tufano YOB: 1957	Trustee	Since December 2008.	Peter Moores Dean and Professor of Finance, University of Oxford Saïd Business School (as of July 1, 2011); Sylvan C. Coleman Professor of Financial Management, Harvard Business School (1989 – 2011).	36	Trustee of State Street Navigator Securities Lending Trust (5 Portfolios).

Paul Braverman YOB: 1949	Trustee	Since March 2010.	Director of Claren Road Asset Management, LLC (hedge fund) (January 2011 – present); Director of Leerink Swann Holdings, LLC (investment bank) (October 2013 – present); Director of Aesir Capital Management (investment advisor) (November 2012 – present); Director of Kieger (US) Ltd. (investment advisor) (January 2015 – present).	36	Trustee of HIMCO Variable Insurance Trust (27 Portfolios).

Interested Trustee and Officer

Name and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen	Other Directorships Held in the Past Five Years
Joseph B. Kittredge, Jr.[3] YOB: 1954	Trustee; President of the Trust	Trustee since March 2010; President since March 2009; Chief Executive Officer, March 2009 – June 2015.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray, LLP (1988 – 2005).	48	None.

[1]	The Fund Complex includes series of each of GMO Trust and GMO Series Trust. Mr. Kittredge also serves as a Trustee of GMO Series Trust.

[2]	As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. These entities did not pay any legal fees or disbursements to Goodwin during the calendar years ended December 31, 2015 and December 31, 2016. In correspondence with the staff of the SEC (the “Staff”) beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

[3]	Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above and his interest as a member of GMO.

115

Officers
Name and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years*
Joseph B. Kittredge, Jr. YOB: 1954	Trustee and President	Trustee since March 2010; President since March 2009; Chief Executive Officer, March 2009 – June 2015.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (1988 – 2005).
Sheppard N. Burnett YOB: 1968	Chief Executive Officer	Chief Executive Officer since June 2015; Chief Financial Officer, March 2007 – June 2015; Treasurer, November 2006 – June 2015; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Treasury and Tax, Grantham, Mayo, Van Otterloo & Co. LLC (December 2006 – present).

Carly Cushman YOB: 1984	Treasurer, Chief Accounting Officer and Chief Financial Officer	Treasurer and Chief Financial Officer since June 2015; Chief Accounting Officer since May 2014; Assistant Treasurer, September 2013 – June 2015.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (December 2009 – present); Senior Accountant, Renaissance HealthCare (February 2009 – December 2009); Auditor/Senior Auditor, Deloitte & Touche (September 2006 – February 2009).

John L. Nasrah YOB: 1977	Assistant Treasurer and Chief Tax Officer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Betty Maganzini YOB: 1972	Assistant Treasurer	Since September 2013.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (July 2010 – present); Assistant Treasurer (June 2009 – July 2010), Manager, Fund Administration and Regulatory Affairs (2006 – 2009), Hambrecht & Quist Capital Management LLC.

Mahmoodur Rahman YOB: 1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present).

Cathy Tao YOB: 1974	Assistant Treasurer	Since September 2016	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (October 2007 – present)

Brian Kadehjian YOB: 1974	Assistant Treasurer and Treasury Officer	Assistant Treasurer since February 2015; Treasury Officer since September 2013.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2002 – present).

Douglas Y. Charton YOB: 1982	Chief Legal Officer, Vice President and Clerk	Since August 2015.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (July 2015 – present); Associate, K&L Gates LLP (September 2007 – July 2015).

Megan Bunting YOB: 1978	Vice President and Assistant Clerk	Since September 2013.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2006 – present).

Kevin O’Brien YOB: 1985	Vice President and Assistant Clerk	Since March 2016.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (February 2015 – present); Associate, Dechert LLP (October 2010 – February 2015).

Gregory L. Pottle YOB: 1971	Chief Compliance Officer	Chief Compliance Officer since May 2015; Vice President and Assistant Clerk, November 2006 – November 2015.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (May 2015 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (March 2000 – May 2015).

Claire Wilkinson YOB: 1965	Anti-Money Laundering Officer	Since February 2016.	Compliance Associate, GMO UK Limited (April 2013 – present); General Counsel, MVision Private Equity Advisers Limited (November 2009 – January 2013).

*	Each officer of the Trust may also serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser. With the exception of Mr. Kittredge, each officer listed in the table above also serves as an officer of GMO Series Trust.

116

GMO Trust

Annual Report

February 28, 2017

Foreign Fund

Foreign Small Companies Fund

International Small Companies Fund

For a free copy of the Funds’ proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com or on the Securities and Exchange Commission’s website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds have a policy with respect to disclosure of portfolio holdings under which they may also make a complete schedule of portfolio holdings available on GMO’s website at www.gmo.com.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in these Funds and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

An investment in the Funds is subject to risk, including the possible loss of principal amount invested. There can be no assurance that the Funds will achieve their stated investment objectives. Please see the Funds’ prospectus regarding specific principal risks for each Fund. General risks may include: market risk-equities, management and operational risk, non-U.S. investment risk, small company risk and derivatives risk.

The Funds are distributed by Funds Distributor LLC. Funds Distributor LLC is not affiliated with GMO.

GMO Foreign Fund

(A Series of GMO Trust)

Portfolio Managers

Day-to-day management of the Fund’s portfolio is the responsibility of the International Active team at Grantham, Mayo, Van Otterloo  & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO Foreign Fund returned +15.81% (net) for the fiscal year ended February 28, 2017, as compared with +15.75% for the MSCI EAFE Index.

Stock selection added to relative performance. Holdings in Japan, France, and emerging markets contributed positively to relative returns. Positions in Melrose Industries in the United Kingdom, Takeuchi Manufacturing and NGK Spark in Japan, and Samsung Electronics in South Korea were the largest positive contributors to performance. On the negative side, Essentra and Imperial Brands in the United Kingdom detracted from returns.

Country allocation detracted from relative performance. An underweight position in the recovering Australian market hurt relative returns.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments at the beginning or end of the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is higher than it otherwise would have been in the absence of such fair value adjustments.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

2

GMO Foreign Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $35,000,000 Investment in

GMO Foreign Fund Class III Shares and the MSCI EAFE Index

As of February 28, 2017

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2017. All information is unaudited. Performance for classes may vary due to different fees.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

3

GMO Foreign Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2017 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	97.3%
Mutual Funds	0.0	^
Short-Term Investments	2.5
Forward Currency Contracts	0.0	^
Other	0.2

	100.0%

Country Summary¤	% of Investments
Japan	29.9%
United Kingdom	23.0
France	13.0
Hong Kong	5.9
Germany	5.9
Switzerland	3.5
South Korea	2.8
Taiwan	2.6
Australia	2.6
Netherlands	2.1
Sweden	2.1
Russia	2.0
Israel	1.4
Italy	1.3
Other Developed	1.0	‡
Other Emerging	0.9	†

	100.0%

&	In the table above, derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation rather than notional amounts.

¤	The table above shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap contracts and other derivative financial instruments, if any.

‡	“Other Developed” is comprised of developed countries that each represent between (1.0)% and 1.0% of Investments.

†	“Other Emerging” is comprised of emerging countries that each represent between (1.0)% and 1.0% of Investments.

^	Rounds to 0.0%.

Industry Group Summary	% of Equity Investments#
Banks	15.8%
Insurance	12.0
Automobiles & Components	9.0
Pharmaceuticals, Biotechnology & Life Sciences	8.3
Materials	7.8
Telecommunication Services	6.7
Capital Goods	6.7
Technology Hardware & Equipment	5.3
Food, Beverage & Tobacco	4.7
Diversified Financials	4.1
Real Estate	3.7
Media	2.8
Semiconductors & Semiconductor Equipment	2.7
Energy	2.4
Commercial & Professional Services	1.9
Utilities	1.9
Software & Services	1.9
Retailing	1.2
Transportation	1.1

100.0%

#	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks, if any. This table excludes exposure to derivative contracts, short-term investments, mutual funds and investment funds, if any. For a summary of these exposures, if any, see the Schedule of Investments.

4

GMO Foreign Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2017

Shares	Description	Value ($)
	COMMON STOCKS — 97.3%

	Australia — 2.6%
362,232	Incitec Pivot Ltd	1,018,441
724,466	Telstra Corp Ltd	2,675,784

	Total Australia	3,694,225

	France — 12.6%
11,557	Arkema SA	1,120,335
111,262	AXA SA	2,627,788
62,492	BNP Paribas SA	3,656,435
16,277	Capgemini SA	1,394,159
16,974	Cie Generale des Etablissements Michelin	1,911,175
13,113	Nexity SA *	632,774
62,421	SCOR SE	2,256,597
36,235	Societe Generale SA	1,610,558
65,620	Technicolor SA (Registered)	273,956
24,422	Teleperformance	2,703,516

	Total France	18,187,293

	Germany — 5.7%
17,926	Allianz SE (Registered)	3,122,123
129,752	Deutsche Telekom AG (Registered)	2,240,471
15,010	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	2,835,346

	Total Germany	8,197,940

	Hong Kong — 5.7%
607,500	BOC Hong Kong Holdings Ltd	2,399,878
438,000	Cheung Kong Property Holding Ltd	2,978,100
146,488	Power Assets Holdings Ltd	1,314,159
904,000	Sino Land Co Ltd	1,573,438

	Total Hong Kong	8,265,575

	India — 0.6%
104,300	ICICI Bank Ltd Sponsored ADR	855,260

	Israel — 1.4%
321,102	Bank Hapoalim BM	1,979,302

	Italy — 1.2%
109,960	Tenaris SA	1,800,555

	Japan — 29.1%
432,915	Aozora Bank Ltd	1,623,723
190,000	Asahi Kasei Corp	1,851,506
99,400	Astellas Pharma Inc	1,338,951
57,463	Bridgestone Corp	2,293,084
77,783	Brother Industries Ltd	1,464,894
107,000	Fuji Heavy Industries Ltd	4,003,656
139,778	Isuzu Motors Ltd	1,868,066
46,300	Japan Airlines Co Ltd	1,513,049

Shares	Description	Value ($)
	Japan — continued
97,380	K’s Holdings Corp	1,732,813
242,600	Mitsubishi Chemical Holdings Corp	1,865,404
110,700	Mitsubishi Electric Corp	1,622,961
266,044	Mitsubishi UFJ Financial Group Inc	1,760,087
29,600	Mixi Inc	1,284,739
110,700	NGK Spark Plug Co Ltd	2,507,813
102,200	Nippon Steel & Sumitomo Metal Corp	2,512,243
73,249	Nippon Telegraph & Telephone Corp	3,098,383
149,300	NSK Ltd	2,128,607
59,400	NTT DOCOMO Inc	1,411,222
88,500	Seiko Epson Corp	1,979,467
167,100	T&D Holdings Inc	2,562,605
33,138	Tokio Marine Holdings Inc	1,452,206

	Total Japan	41,875,479

	Netherlands — 2.1%
214,801	ING Groep NV	2,959,226

	Russia — 1.9%
1,323,170	Moscow Exchange MICEX-RTS PJSC	2,796,903

	South Africa — 0.3%
18,909	Anglo American Platinum Ltd *	436,648

	South Korea — 2.7%
1,378	Samsung Electronics Co Ltd	2,341,819
37,873	SK Hynix Inc	1,560,554

	Total South Korea	3,902,373

	Spain — 1.0%
206,744	Iberdrola SA	1,372,734

	Sweden — 2.0%
35,941	Investor AB – B Shares	1,423,280
59,003	Swedbank AB – A Shares	1,453,806

	Total Sweden	2,877,086

	Switzerland — 3.4%
15,316	Baloise Holding AG (Registered)	1,993,348
11,778	Roche Holding AG	2,866,818

	Total Switzerland	4,860,166

	Taiwan — 2.6%
535,000	Hon Hai Precision Industry Co Ltd	1,556,831
91,000	MediaTek Inc	663,152
243,379	Taiwan Semiconductor Manufacturing Co Ltd	1,491,070

	Total Taiwan	3,711,053

	United Kingdom — 22.4%
23,432	AstraZeneca Plc	1,350,387
64,660	BHP Billiton Plc	1,042,186

See accompanying notes to the financial statements.	5

GMO Foreign Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Shares / Par Value†		Description	Value ($)
		United Kingdom — continued
	47,771	British American Tobacco Plc	3,017,433
	59,776	Euromoney Institutional Investor Plc	805,110
	164,670	GlaxoSmithKline Plc	3,369,629
	471,551	HSBC Holdings Plc	3,787,537
	108,564	IMI Plc	1,672,445
	76,557	Imperial Brands Plc	3,603,940
	167,864	John Wood Group Plc	1,575,486
	40,787	Lonmin Plc *	61,196
	1,143,232	Melrose Industries Plc	3,023,133
	23,415	Rio Tinto Plc	959,692
	55,886	Schroders Plc (Non Voting)	1,550,647
	43,649	Shire Plc	2,631,974
	276,485	Tyman Plc	948,325
	121,751	WPP Plc	2,864,364

		Total United Kingdom	32,263,484

		TOTAL COMMON STOCKS (COST $131,439,796)	140,035,302

		MUTUAL FUNDS — 0.0%

		United States — 0.0%
		Affiliated Issuers — 0.0%
	769	GMO U.S. Treasury Fund	19,226

		TOTAL MUTUAL FUNDS (COST $19,232)	19,226

		SHORT-TERM INVESTMENTS — 2.5%

		Time Deposits — 2.5%
	720,591	Australia and New Zealand Banking Group Ltd. (Melbourne) Time Deposit, 0.36%, due 03/01/17	720,591
	621,727	BNP Paribas (Paris) Time Deposit, 0.36%, due 03/01/17	621,727
HKD	767,440	BNP Paribas (Paris) Time Deposit, 0.01%, due 03/01/17	98,869
	720,591	Citibank (New York) Time Deposit, 0.36%, due 03/01/17	720,591

Par Value†	Description	Value ($)
	Time Deposits — continued
640,815	DnB Nor Bank (Oslo) Time Deposit, 0.36%, due 03/01/17	640,815
720,591	Standard Chartered Bank (London) Time Deposit, 0.36%, due 03/01/17	720,591

	Total Time Deposits	3,523,184

	TOTAL SHORT-TERM INVESTMENTS (COST $3,523,184)	3,523,184

	TOTAL INVESTMENTS — 99.8% (Cost $134,982,212)	143,577,712
	Other Assets and Liabilities (net) — 0.2%	343,591

	TOTAL NET ASSETS — 100.0%	$143,921,303

A summary of outstanding financial instruments at February 28, 2017 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
03/13/2017	CITI	JPY	619,170,478	USD	5,453,517	$(59,826)
03/13/2017	GS	USD	2,191,520	JPY	254,584,924	75,407

						$15,581

As of February 28, 2017, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

*	Non-income producing security.

†	Denominated in U.S. Dollar, unless otherwise indicated.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 20.

6	See accompanying notes to the financial statements.

This page has been left blank intentionally.

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Portfolio Managers

Day-to-day management of the Fund’s portfolio is the responsibility of the International Active team at Grantham, Mayo, Van Otterloo  & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO Foreign Small Companies Fund returned +14.25% (net) for the fiscal year ended February 28, 2017, as compared with +18.33% for the S&P Developed ex-U.S. Small Cap Index.

Stock selection detracted from relative performance. Holdings in the United Kingdom, Germany, and Canada detracted from relative returns. The largest negative impacts came from Howden Joinery Group, Essentra, and Travis Perkins in the United Kingdom, and Technicolor in France. Holdings that contributed positively to relative performance were Downer in Australia, Melrose in the United Kingdom, and Calsonic Kansei in Japan.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments at the beginning or end of the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is higher than it otherwise would have been in the absence of such fair value adjustments.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

8

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Foreign Small Companies Fund Class III Shares and the S&P Developed ex-U.S. Small Cap Index

As of February 28, 2017

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .50% on the purchase and .50% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for classes may vary due to different fees.

*	For the period from March 16, 2009 to August 12, 2009, no Class IV shares were outstanding. Performance for that period is that of Class III shares, which have higher expenses. Therefore, the performance shown is lower than it would have been if Class IV expenses had been applied throughout.

For S&P disclaimers please visit http://www.gmo.com/America/_Disclaimers/_BenchmarkDisclaimers.htm.

9

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2017 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	96.7%
Short-Term Investments	2.3
Mutual Funds	0.9
Forward Currency Contracts	0.0 ^
Other	0.1

100.0%

Country Summary¤	% of Investments
Japan	26.7%
United Kingdom	14.8
France	13.0
Switzerland	9.2
Canada	6.7
Australia	4.7
Other Developed	4.6 ‡
Germany	3.8
Other Emerging	3.5 †
Italy	3.2
Netherlands	2.1
Finland	1.6
Israel	1.6
Brazil	1.6
Taiwan	1.5
Russia	1.4

100.0%

Industry Group Summary	% of Equity Investments#
Capital Goods	14.7%
Real Estate	8.4
Commercial & Professional Services	8.1
Materials	7.8
Diversified Financials	7.6
Banks	6.9
Software & Services	6.6
Automobiles & Components	5.8
Insurance	5.3
Retailing	4.0
Consumer Durables & Apparel	3.6
Health Care Equipment & Services	3.4
Utilities	3.1
Media	2.6
Energy	2.0
Consumer Services	2.0
Telecommunication Services	1.6
Semiconductors & Semiconductor Equipment	1.6
Transportation	1.4
Technology Hardware & Equipment	1.3
Food, Beverage & Tobacco	1.2
Pharmaceuticals, Biotechnology & Life Sciences	1.0

100.0%

&	In the table above, derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation rather than notional amounts.

¤	The table above shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap contracts and other derivative financial instruments, if any.

‡	“Other Developed” is comprised of developed countries that each represent between (1.0)% and 1.0% of Investments.

†	“Other Emerging” is comprised of emerging countries that each represent between (1.0)% and 1.0% of Investments.

#	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks, if any. This table excludes exposure to derivative contracts, short-term investments, mutual funds and investment funds, if any. For a summary of these exposures, if any, see the Schedule of Investments.

^	Rounds to 0.0%.

10

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2017

Shares	Description	Value ($)
	COMMON STOCKS — 96.7%

	Argentina — 0.5%
281,729	Grupo Supervielle SA Sponsored ADR *	4,321,723

	Australia — 4.6%
185,012	Ansell Ltd	3,017,947
2,433,495	Downer EDI Ltd	13,085,035
2,062,201	Incitec Pivot Ltd	5,798,026
8,826,145	Spotless Group Holdings Ltd	5,547,273
1,067,806	Tox Free Solutions Ltd	1,817,879
3,796,172	Vicinity Centres (REIT)	8,407,153

	Total Australia	37,673,313

	Brazil — 1.6%
812,700	FPC Par Corretora de Seguros SA	4,099,425
1,219,000	Transmissora Alianca de Energia Eletrica SA	8,616,732

	Total Brazil	12,716,157

	Canada — 6.6%
626,500	ATS Automation Tooling Systems Inc *	6,367,829
804,900	Computer Modelling Group Ltd	6,260,064
1,239,450	DHX Media Ltd (Variable Voting)	5,365,786
282,900	Dorel Industries Inc – Class B	7,452,696
358,500	Medical Facilities Corp	4,904,340
1,004,700	Precision Drilling Corp *	5,136,209
73,500	Stella-Jones Inc	2,271,627
886,600	Superior Plus Corp	8,223,846
226,000	Uni-Select Inc	5,730,824
1,060,600	Western Energy Services Corp *	2,124,075

	Total Canada	53,837,296

	China — 0.4%
4,707,100	Yuexiu Transport Infrastructure Ltd	3,265,004

	Finland — 1.6%
230,628	Tieto Oyj	6,418,892
330,830	Tikkurila Oyj	6,625,413

	Total Finland	13,044,305

	France — 12.7%
94,198	Alten SA	6,514,974
65,511	Arkema SA	6,350,635
53,123	BioMerieux	8,169,271
98,134	Cie Generale des Etablissements Michelin	11,049,326
441,418	Elior Group	9,910,302
99,936	Euler Hermes Group	8,813,097
149,295	Nexity SA *	7,204,302
208,265	SCOR SE	7,529,037
62,628	Sopra Steria Group	7,912,625
1,476,120	Technicolor SA (Registered)	6,162,631

Shares	Description	Value ($)
	France — continued
141,856	Teleperformance	15,703,460
131,365	Vicat SA	8,308,842

	Total France	103,628,502

	Germany — 3.7%
99,998	Gerresheimer AG	7,836,199
441,641	Grand City Properties SA	8,406,278
89,405	LEG Immobilien AG *	7,362,759
471,876	TAG Immobilien AG	6,442,972

	Total Germany	30,048,208

	Hong Kong — 0.7%
4,394,910	HKT Trust & HKT Ltd – Class SS	5,862,615

	Ireland — 0.5%
55,421	Kerry Group Plc – Class A	4,255,244

	Israel — 1.6%
5,765,806	Israel Discount Bank Ltd – Class A *	12,761,786

	Italy — 3.1%
1,024,733	Amplifon SPA	10,967,085
952,512	Cerved Information Solutions SPA	8,502,283
755,216	Enav SPA *	2,693,669
308,234	ERG SPA	3,587,204

	Total Italy	25,750,241

	Japan — 26.0%
218,400	Asahi Holdings Inc	3,779,895
324,100	Chugoku Marine Paints Ltd	2,441,545
427,000	COMSYS Holdings Corp	7,572,849
290,600	Fuji Seal International Inc	5,831,869
299,600	Fujitsu General Ltd	5,864,852
962,300	Gunma Bank Ltd (The)	5,583,557
209,800	HIS Co Ltd	5,567,987
318,500	Hokuhoku Financial Group Inc	5,585,780
1,169,000	Keiyo Bank Ltd (The)	5,390,768
1,252	Kenedix Office Investment Corp (REIT)	7,444,398
538,900	Kitz Corp	3,675,096
444,050	Komori Corp	5,913,396
1,346,700	Mitsubishi UFJ Lease & Finance Co Ltd	7,445,595
169,800	Mixi Inc	7,369,885
123,000	Musashino Bank Ltd (The)	3,963,382
758,000	NHK Spring Co Ltd	8,668,228
352,200	Nippon Seiki Co Ltd	7,342,289
99,100	Nippon Shokubai Co Ltd	6,560,170
1,564,000	Nippon Soda Co Ltd	9,131,951
424,300	Nitto Kogyo Corp	5,952,246
3,909	Nomura Real Estate Master Fund Inc (REIT)	5,858,662
1,361,800	North Pacific Bank Ltd	5,649,436

See accompanying notes to the financial statements.	11

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Shares	Description	Value ($)
	Japan — continued
279,500	OSG Corp	5,866,344
620,100	San-In Godo Bank Ltd (The)	5,555,193
1,886,600	Sanden Holdings Corp	6,535,762
843,200	Sanwa Holdings Corp	7,962,655
392,500	Sumitomo Rubber Industries Ltd	6,473,942
272,400	Suruga Bank Ltd	6,042,475
474,000	Tadano Ltd	6,090,999
999,700	Takara Leben Co Ltd	5,297,217
218,700	Tokyo Century Corp	7,384,330
228,500	TS Tech Co Ltd	5,976,055
977,300	Tsubakimoto Chain Co	8,370,648
270,700	United Arrows Ltd	8,531,845

	Total Japan	212,681,301

	Mexico — 0.6%
2,764,929	Grupo Herdez SAB de CV	5,148,246

	Netherlands — 2.1%
306,909	Aalberts Industries NV	10,585,649
132,527	Flow Traders	4,587,740
438,404	PostNL NV *	1,914,564

	Total Netherlands	17,087,953

	New Zealand — 0.5%
2,009,100	Infratil Ltd	4,172,760

	Russia — 1.3%
5,198,830	Moscow Exchange MICEX-RTS PJSC	10,989,232

	Singapore — 1.0%
9,245,024	Keppel DC (REIT)	7,782,003

	South Africa — 0.5%
915,864	Northam Platinum Ltd *	3,795,988

	South Korea — 0.5%
546,998	Macquarie Korea Infrastructure Fund	3,986,558

	Sweden — 0.9%
242,416	Loomis AB – Class B	7,516,571

	Switzerland — 8.9%
248,849	Ascom Holding AG (Registered)	4,324,177
87,239	Baloise Holding AG (Registered)	11,353,988
112,615	Cembra Money Bank AG *	9,134,175
10,746	dormakaba Holding AG *	8,878,444
99,786	Dufry AG (Registered) *	14,390,760
17,420	Flughafen Zuerich AG (Registered)	3,517,125
8,522	Forbo Holdings AG (Registered) *	11,621,705
17,503	Helvetia Holding AG (Registered)	9,822,581

	Total Switzerland	73,042,955

Shares / Par Value†		Description	Value ($)
		Taiwan — 1.5%
	7,978,000	Chipbond Technology Corp	12,357,522

		Thailand — 0.9%
	21,576,300	Jasmine Broadband Internet Infrastructure Fund	7,101,263

		United Kingdom — 14.4%
	1,901,141	Auto Trader Group Plc	9,320,766
	398,396	Bovis Homes Group Plc	3,859,456
	645,955	Euromoney Institutional Investor Plc	8,700,230
	614,793	IMI Plc	9,470,980
	945,225	John Wood Group Plc	8,871,401
	1,585,148	Jupiter Fund Management Plc	8,247,532
	529,915	Lonmin Plc *	795,073
	7,584,664	Melrose Industries Plc	20,056,689
	313,725	Micro Focus International Plc	8,502,274
	199,598	Savills Plc	2,119,509
	2,205,677	Spirent Communications Plc	2,888,055
	1,580,094	SThree Plc	6,112,913
	2,838,091	Topps Tiles Plc	2,962,242
	2,731,156	Tyman Plc	9,367,684
	2,382,381	Wilmington Plc	7,945,758
	327,234	WS Atkins Plc	5,900,949
	605,158	Xaar Plc	2,758,351

		Total United Kingdom	117,879,862

		TOTAL COMMON STOCKS (COST $723,458,770)	790,706,608

		MUTUAL FUNDS — 0.9%

		United States — 0.9%
		Affiliated Issuers — 0.9%
	281,215	GMO U.S. Treasury Fund	7,030,375

		TOTAL MUTUAL FUNDS (COST $7,033,163)	7,030,375

		SHORT-TERM INVESTMENTS — 2.3%

		Time Deposits — 2.3%
	4,092,266	Australia and New Zealand Banking Group Ltd. (Melbourne) Time Deposit, 0.36%, due 03/01/17	4,092,266
	4,092,266	BNP Paribas (Paris) Time Deposit, 0.36%, due 03/01/17	4,092,266
SGD	255,539	HSBC Bank (Hong Kong) Time Deposit, 0.01%, due 03/01/17	182,345
	2,688,270	National Australia Bank (Melbourne) Time Deposit, 0.36%, due 03/01/17	2,688,270
	4,092,266	Standard Chartered Bank (London) Time Deposit, 0.36%, due 03/01/17	4,092,266

12	See accompanying notes to the financial statements.

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Par Value†	Description	Value ($)
	Time Deposits — continued
4,092,266	Sumitomo (Tokyo) Time Deposit, 0.36%, due 03/01/17	4,092,266

	Total Time Deposits	19,239,679

	TOTAL SHORT-TERM INVESTMENTS (COST $19,239,679)	19,239,679

	TOTAL INVESTMENTS — 99.9% (Cost $749,731,612)	816,976,662
	Other Assets and Liabilities (net) — 0.1%	1,003,941

	TOTAL NET ASSETS — 100.0%	$817,980,603

A summary of outstanding financial instruments at February 28, 2017 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
03/13/2017	CITI	JPY	1,592,131,875	USD	14,023,146	$(153,836)
03/13/2017	GS	JPY	558,048,207	USD	4,803,443	(165,642)
03/13/2017	MSCI	USD	2,235,488	JPY	253,012,258	17,435

						$(302,043)

As of February 28, 2017, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

*	Non-income producing security.
†	Denominated in U.S. Dollar, unless otherwise indicated.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 20.

See accompanying notes to the financial statements.	13

GMO International Small Companies Fund

(A Series of GMO Trust)

Portfolio Managers

Day-to-day management of the Fund’s portfolio was the responsibility of the Global Equity team and Asset Allocation team at Grantham, Mayo, Van Otterloo & Co. LLC until May 1, 2016, at which point the International Active team began managing the Fund.

Management Discussion and Analysis of Fund Performance

GMO International Small Companies Fund returned +14.35% (net) for the fiscal year ended February 28, 2017, as compared with +16.87% for the S&P Developed ex-U.S. Small Cap + Index.

Stock selection detracted from relative performance. Holdings in the United Kingdom, Germany, and Canada detracted from relative returns. The largest negative impacts came from Howden Joinery Group, Essentra, and Travis Perkins in the United Kingdom, and Technicolor in France. Alternatively, holdings that contributed positively to relative performance were Downer in Australia, Melrose in the United Kingdom, and Calsonic Kansei in Japan.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments at the beginning or end of the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is higher than it otherwise would have been in the absence of such fair value adjustments.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

14

GMO International Small Companies Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO International Small Companies Fund Class III Shares and the

S&P Developed ex-U.S. Small Cap + Index

As of February 28, 2017

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .50% on the purchase and .50% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

*	The S&P Developed ex-U.S. Small Cap + Index represents the S&P Developed ex-U.S. Small Cap Index prior to May 30, 2008, the MSCI EAFE Small Cap Index from May 31, 2008 to April 30, 2016, and the S&P Developed ex-U.S. Small Cap Index thereafter.

For S&P disclaimers please visit http://www.gmo.com/America/_Disclaimers/_BenchmarkDisclaimers.htm.

15

GMO International Small Companies Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2017 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	97.0%
Short-Term Investments	1.8
Mutual Funds	1.2
Forward Currency Contracts	0.0	^
Other	0.0	^

	100.0%

Country Summary¤	% of Investments
Japan	26.5%
United Kingdom	14.8
France	13.0
Switzerland	9.1
Canada	6.7
Australia	4.7
Germany	3.8
Other Developed	3.7	‡
Other Emerging	3.5	†
Italy	3.2
Netherlands	2.1
Finland	1.6
Brazil	1.6
Israel	1.6
Taiwan	1.5
Russia	1.4
United States	1.2

	100.0%

&	In the table above, derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation rather than notional amounts.

¤	The table above shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap contracts and other derivative financial instruments, if any.

‡	“Other Developed” is comprised of developed countries that each represent between (1.0)% and 1.0% of Investments.

†	“Other Emerging” is comprised of emerging countries that each represent between (1.0)% and 1.0% of Investments.

^	Rounds to 0.0%.

Industry Group Summary	% of Equity Investments#
Capital Goods	14.7%
Real Estate	8.4
Commercial & Professional Services	8.1
Materials	7.8
Diversified Financials	7.6
Banks	6.9
Software & Services	6.6
Automobiles & Components	5.8
Insurance	5.3
Retailing	4.0
Consumer Durables & Apparel	3.6
Health Care Equipment & Services	3.4
Utilities	3.1
Media	2.6
Energy	2.0
Consumer Services	2.0
Telecommunication Services	1.6
Semiconductors & Semiconductor Equipment	1.6
Transportation	1.4
Technology Hardware & Equipment	1.3
Food, Beverage & Tobacco	1.2
Pharmaceuticals, Biotechnology & Life Sciences	1.0

100.0%

#	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks, if any. This table excludes exposure to derivative contracts, short-term investments, mutual funds and investment funds, if any. For a summary of these exposures, if any, see the Schedule of Investments.

16

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2017

Shares	Description	Value ($)
	COMMON STOCKS — 97.0%

	Argentina — 0.5%
43,969	Grupo Supervielle SA Sponsored ADR *	674,484

	Australia — 4.6%
28,889	Ansell Ltd	471,242
379,840	Downer EDI Ltd	2,042,420
322,267	Incitec Pivot Ltd	906,077
1,377,665	Spotless Group Holdings Ltd	865,869
168,060	Tox Free Solutions Ltd	286,113
592,545	Vicinity Centres (REIT)	1,312,274

	Total Australia	5,883,995

	Austria — 0.0%
1,761,602	Immofinanz AG (Entitlement Shares) * (a)	—

	Brazil — 1.6%
127,700	FPC Par Corretora de Seguros SA	644,145
190,400	Transmissora Alianca de Energia Eletrica SA	1,345,878

	Total Brazil	1,990,023

	Canada — 6.6%
97,700	ATS Automation Tooling Systems Inc *	993,036
125,577	Computer Modelling Group Ltd	976,668
193,400	DHX Media Ltd (Variable Voting)	837,261
44,100	Dorel Industries Inc – Class B	1,161,767
55,900	Medical Facilities Corp	764,721
156,700	Precision Drilling Corp *	801,079
11,500	Stella-Jones Inc	355,425
138,300	Superior Plus Corp	1,282,831
35,100	Uni-Select Inc	890,053
165,500	Western Energy Services Corp *	331,448

	Total Canada	8,394,289

	China — 0.4%
586,000	China Shanshui Cement Group Ltd * (a)	—
736,000	Yuexiu Transport Infrastructure Ltd	510,515

	Total China	510,515

	Finland — 1.6%
35,972	Tieto Oyj	1,001,181
51,596	Tikkurila Oyj	1,033,295

	Total Finland	2,034,476

	France — 12.7%
14,688	Alten SA	1,015,860
10,218	Arkema SA	990,533
8,510	BioMerieux	1,308,670
15,305	Cie Generale des Etablissements Michelin	1,723,255
68,853	Elior Group	1,545,823
15,588	Euler Hermes Group	1,374,665

Shares	Description	Value ($)
	France — continued
23,292	Nexity SA *	1,123,967
32,489	SCOR SE	1,174,517
9,770	Sopra Steria Group	1,234,374
230,236	Technicolor SA (Registered)	961,209
22,075	Teleperformance	2,443,702
20,477	Vicat SA	1,295,171

	Total France	16,191,746

	Germany — 3.7%
15,598	Gerresheimer AG	1,222,315
68,900	Grand City Properties SA	1,311,455
13,946	LEG Immobilien AG *	1,148,493
73,620	TAG Immobilien AG	1,005,204

	Total Germany	4,687,467

	Hong Kong — 0.7%
687,000	HKT Trust & HKT Ltd – Class SS	916,428

	Indonesia — 0.0%
22,410,700	Bakrie & Brothers Tbk PT *	58,816

	Ireland — 0.5%
8,647	Kerry Group Plc – Class A	663,920

	Israel — 1.6%
896,369	Israel Discount Bank Ltd – Class A *	1,983,984

	Italy — 3.2%
159,836	Amplifon SPA	1,710,626
148,574	Cerved Information Solutions SPA	1,326,196
117,795	Enav SPA *	420,146
48,082	ERG SPA	559,575

	Total Italy	4,016,543

	Japan — 26.0%
34,000	Asahi Holdings Inc	588,445
50,500	Chugoku Marine Paints Ltd	380,432
66,100	COMSYS Holdings Corp	1,172,284
44,900	Fuji Seal International Inc	901,070
46,000	Fujitsu General Ltd	900,478
150,200	Gunma Bank Ltd (The)	871,506
32,800	HIS Co Ltd	870,496
47,600	Hokuhoku Financial Group Inc	834,798
182,000	Keiyo Bank Ltd (The)	839,281
201	Kenedix Office Investment Corp (REIT)	1,195,147
77,800	Kitz Corp	530,567
69,400	Komori Corp	924,197
210,700	Mitsubishi UFJ Lease & Finance Co Ltd	1,164,912
26,500	Mixi Inc	1,150,188
18,900	Musashino Bank Ltd (The)	609,008
118,600	NHK Spring Co Ltd	1,356,269

See accompanying notes to the financial statements.	17

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Shares	Description	Value ($)
	Japan — continued
55,000	Nippon Seiki Co Ltd	1,146,581
15,500	Nippon Shokubai Co Ltd	1,026,061
244,000	Nippon Soda Co Ltd	1,424,678
66,300	Nitto Kogyo Corp	930,082
607	Nomura Real Estate Master Fund Inc (REIT)	909,749
203,500	North Pacific Bank Ltd	844,221
43,700	OSG Corp	917,206
97,100	San-In Godo Bank Ltd (The)	869,875
295,000	Sanden Holdings Corp	1,021,971
131,900	Sanwa Holdings Corp	1,245,581
60,600	Sumitomo Rubber Industries Ltd	999,544
42,600	Suruga Bank Ltd	944,969
74,200	Tadano Ltd	953,485
156,400	Takara Leben Co Ltd	828,733
34,200	Tokyo Century Corp	1,154,751
35,700	TS Tech Co Ltd	933,677
152,000	Tsubakimoto Chain Co	1,301,891
42,200	United Arrows Ltd	1,330,047

	Total Japan	33,072,180

	Mexico — 0.6%
438,306	Grupo Herdez SAB de CV	816,118

	Netherlands — 2.1%
47,870	Aalberts Industries NV	1,651,092
20,672	Flow Traders	715,611
68,301	PostNL NV *	298,279

	Total Netherlands	2,664,982

	New Zealand — 0.5%
312,650	Infratil Ltd	649,352

	Russia — 1.3%
813,880	Moscow Exchange MICEX-RTS PJSC	1,720,371

	Singapore — 1.0%
1,446,634	Keppel DC (REIT)	1,217,705

	South Africa — 0.5%
143,203	Northam Platinum Ltd *	593,534

	South Korea — 0.5%
85,612	Macquarie Korea Infrastructure Fund	623,946

	Sweden — 0.9%
37,877	Loomis AB – Class B	1,174,449

	Switzerland — 9.0%
38,916	Ascom Holding AG (Registered)	676,232
13,637	Baloise Holding AG (Registered)	1,774,830
17,605	Cembra Money Bank AG	1,427,937

Shares	Description	Value ($)
	Switzerland — continued
1,674	dormakaba Holding AG *	1,383,074
15,600	Dufry AG (Registered) *	2,249,773
2,720	Flughafen Zuerich AG (Registered)	549,172
1,331	Forbo Holdings AG (Registered) *	1,815,125
2,736	Helvetia Holding AG (Registered)	1,535,427

	Total Switzerland	11,411,570

	Taiwan — 1.5%
1,249,000	Chipbond Technology Corp	1,934,638
430,000	ProMOS Technologies Inc * (a) (b)	—

	Total Taiwan	1,934,638

	Thailand — 0.9%
3,374,200	Jasmine Broadband Internet Infrastructure Fund	1,110,528

	United Kingdom — 14.5%
298,465	Auto Trader Group Plc	1,463,291
62,327	Bovis Homes Group Plc	603,792
102,392	Euromoney Institutional Investor Plc	1,379,096
96,140	IMI Plc	1,481,051
148,271	John Wood Group Plc	1,391,596
248,689	Jupiter Fund Management Plc	1,293,930
83,184	Lonmin Plc *	124,807
1,190,721	Melrose Industries Plc	3,148,712
49,245	Micro Focus International Plc	1,334,591
30,889	Savills Plc	328,007
346,262	Spirent Communications Plc	453,386
248,064	SThree Plc	959,686
445,556	Topps Tiles Plc	465,047
428,768	Tyman Plc	1,470,646
374,010	Wilmington Plc	1,247,405
51,338	WS Atkins Plc	925,768
95,007	Xaar Plc	433,048

	Total United Kingdom	18,503,859

	TOTAL COMMON STOCKS (COST $117,803,167)	123,499,918

	MUTUAL FUNDS — 1.2%

	United States — 1.2%
	Affiliated Issuers — 1.2%
62,003	GMO U.S. Treasury Fund	1,550,077

	TOTAL MUTUAL FUNDS (COST $1,550,697)	1,550,077

18	See accompanying notes to the financial statements.

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Par Value†		Description	Value ($)
		SHORT-TERM INVESTMENTS — 1.8%

		Time Deposits — 1.8%
	366,795	Australia and New Zealand Banking Group Ltd. (Melbourne) Time Deposit, 0.36%, due 03/01/17	366,795
	637,313	BNP Paribas (Paris) Time Deposit, 0.36%, due 03/01/17	637,313
CAD	11,508	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.05%, due 03/01/17	8,664
SGD	38,235	HSBC Bank (Hong Kong) Time Deposit, 0.01%, due 03/01/17	27,286
	637,313	Standard Chartered Bank (London) Time Deposit, 0.36%, due 03/01/17	637,313
	637,313	Sumitomo (Tokyo) Time Deposit, 0.36%, due 03/01/17	637,313

		Total Time Deposits	2,314,684

		TOTAL SHORT-TERM INVESTMENTS (COST $2,314,684)	2,314,684

		TOTAL INVESTMENTS — 100.0% (Cost $121,668,548)	127,364,679
		Other Assets and Liabilities (net) — 0.0%	35,976

		TOTAL NET ASSETS — 100.0%	$127,400,655

A summary of outstanding financial instruments at February 28, 2017 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
03/13/2017	CITI	JPY	212,573,620	USD	1,872,301	$(20,539)
03/13/2017	GS	JPY	66,213,044	USD	569,934	(19,654)

						$(40,193)

As of February 28, 2017, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

*	Non-income producing security.

†	Denominated in U.S. Dollar, unless otherwise indicated.

(a)	Investment valued at fair value using methods determined in good faith by the Trustees of GMO Trust or persons acting at their direction pursuant to procedures approved by the Trustees (Note 2).

(b)	Bankrupt issuer.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 20.

See accompanying notes to the financial statements.	19

GMO Trust Funds

Schedule of Investments — (Continued)

February 28, 2017

Portfolio Abbreviations:

ADR - American Depositary Receipt

PJSC - Private Joint-Stock Company

REIT - Real Estate Investment Trust

Counterparty Abbreviations:

CITI - Citibank N.A.

GS - Goldman Sachs International

MSCI - Morgan Stanley & Co. International PLC

Currency Abbreviations:

CAD - Canadian Dollar

HKD - Hong Kong Dollar

JPY - Japanese Yen

SGD - Singapore Dollar

USD - United States Dollar

20	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2017

	Foreign Fund	Foreign Small Companies Fund	International Small Companies Fund
Assets:
Investments in affiliated issuers, at value (Notes 2 and 10)(a)	$19,226	$7,030,375	$1,550,077
Investments in unaffiliated issuers, at value (Note 2)(b)	143,558,486	809,946,287	125,814,602
Foreign currency, at value (Note 2)(c)	—	203,601	26,546
Receivable for investments sold	—	2,513,936	351,488
Dividends receivable	394,129	936,707	136,005
Dividend withholding tax receivable	150,703	537,432	115,241
Foreign capital gains tax refund receivable	10,698	3,263	10,550
Unrealized appreciation on open forward currency contracts (Note 4)	75,407	17,435	—
Receivable for foreign currency sold	—	301	—
Receivable for expenses reimbursed and/or waived by GMO (Note 5)	35,924	43,000	20,888
Miscellaneous receivable	9	3,397	749

Total assets	144,244,582	821,235,734	128,026,146

Liabilities:
Foreign currency due to custodian(c)	11	—	—
Payable for investments purchased	9	2,037,760	329,478
Accrued foreign capital gains tax payable (Note 2)	—	199,807	27,490
Payable to affiliate for (Note 5):
Management fee	67,868	447,918	58,666
Shareholder service fee	20,423	72,100	14,666
Payable for foreign currency purchased	—	—	55
Unrealized depreciation on open forward currency contracts (Note 4)	59,826	319,478	40,193
Payable to agents unaffiliated with GMO	—	140	28
Payable to Trustees and related expenses	302	1,977	253
Accrued expenses	174,840	175,951	154,662

Total liabilities	323,279	3,255,131	625,491

Net assets	$143,921,303	$817,980,603	$127,400,655

(a) Cost of investments – affiliated issuers:	$19,232	$7,033,163	$1,550,697
(b) Cost of investments – unaffiliated issuers:	$134,962,980	$742,698,449	$120,117,851
(c) Cost of foreign currency:	$(4)	$204,033	$26,610

See accompanying notes to the financial statements.	21

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2017 — (Continued)

	Foreign Fund	Foreign Small Companies Fund	International Small Companies Fund
Net assets consist of:
Paid-in capital	$167,385,333	$767,887,004	$141,620,005
Accumulated undistributed net investment income	480,737	—	—
Distributions in excess of net investment income	—	(7,947,837)	(796,362)
Accumulated net realized gain (loss)	(32,496,952)	(8,632,830)	(19,012,891)
Net unrealized appreciation (depreciation)	8,552,185	66,674,266	5,589,903

	$143,921,303	$817,980,603	$127,400,655

Net assets attributable to:
Class II	$64,148,787	$—	$—

Class III	$76,325,345	$246,851,750	$127,400,655

Class IV	$3,447,171	$571,128,853	$—

Shares outstanding:
Class II	5,453,762	—	—

Class III	6,443,189	17,132,260	5,917,258

Class IV	282,772	39,725,471	—

Net asset value per share:
Class II	$11.76	$—	$—

Class III	$11.85	$14.41	$21.53

Class IV	$12.19	$14.38	$—

22	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Operations — Year Ended February 28, 2017

	Foreign Fund	Foreign Small Companies Fund	International Small Companies Fund
Investment Income:
Dividends from unaffiliated issuers (Net of withholding tax)(a)	$4,675,323	$24,545,183	$5,566,267
Dividends from affiliated issuers (Note 10)	11,980	114,815	13,964
Interest	4,255	22,041	4,858

Total investment income	4,691,558	24,682,039	5,585,089

Expenses:
Management fee (Note 5)	901,284	6,532,926	1,151,646
Shareholder service fee – Class II (Note 5)	150,098	—	—
Shareholder service fee – Class III (Note 5)	117,742	477,579	287,912
Shareholder service fee – Class IV (Note 5)	3,144	614,889	—
Audit and tax fees	118,092	118,314	132,541
Custodian and fund accounting agent fees	151,133	475,577	237,824
Legal fees	7,691	28,629	15,722
Registration fees	24,012	3,588	3,868
Transfer agent fees	58,399	44,667	29,752
Trustees’ fees and related expenses (Note 5)	2,476	16,162	3,187
Miscellaneous	10,500	21,708	32,078

Total expenses	1,544,571	8,334,039	1,894,530
Fees and expenses reimbursed and/or waived by GMO (Note 5)	(344,906)	(648,400)	(403,143)

Net expenses	1,199,665	7,685,639	1,491,387

Net investment income (loss)	3,491,893	16,996,400	4,093,702

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers (net of foreign capital gains tax) (Note 2)(b)	(5,793,764)	18,300,494	(11,284,015)
Investments in affiliated issuers	2,591	14,871	60
Realized gain distributions from affiliated issuers (Note 10)	665	12,350	945
Foreign currency, forward contracts and foreign currency related transactions (Note 2)	176,084	374,340	(184,868)

Net realized gain (loss)	(5,614,424)	18,702,055	(11,467,878)

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers (net of foreign capital gains tax) (Note 2)(c)	23,990,935	88,374,307	36,079,988
Investments in affiliated issuers	(395)	(7,301)	(1,151)
Foreign currency, forward contracts and foreign currency related transactions	16,286	(314,775)	(55,508)

Net change in unrealized appreciation (depreciation)	24,006,826	88,052,231	36,023,329

Net realized and unrealized gain (loss)	18,392,402	106,754,286	24,555,451

Net increase (decrease) in net assets resulting from operations	$21,884,295	$123,750,686	$28,649,153

(a) Withholding tax:	$458,269	$2,099,076	$465,482
(b) Foreign capital gains tax on net realized gain (loss):	$—	$374,760	$10,367
(c) Foreign capital gains tax on change in net unrealized appreciation (depreciation):	$—	$199,808	$27,492

See accompanying notes to the financial statements.	23

GMO Trust Funds

Statements of Changes in Net Assets

	Foreign Fund		Foreign Small Companies Fund
	Year Ended February 28/29,		Year Ended February 28/29,
	2017	2016	2017	2016
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$3,491,893	$6,165,918	$16,996,400	$18,765,230
Net realized gain (loss)	(5,614,424)	(763,887)	18,702,055	19,398,085
Change in net unrealized appreciation (depreciation)	24,006,826	(23,646,550)	88,052,231	(151,990,302)

Net increase (decrease) in net assets from operations	21,884,295	(18,244,519)	123,750,686	(113,826,987)

Distributions to shareholders from:
Net investment income
Class II	(1,783,633)	(3,078,855)	—	—
Class III	(2,090,462)	(3,291,815)	(8,085,286)	(5,563,761)
Class IV	(96,361)	(786,711)	(15,561,235)	(13,945,012)

Total distributions from net investment income	(3,970,456)	(7,157,381)	(23,646,521)	(19,508,773)

Net realized gains
Class II	—	—	—	—
Class III	—	—	—	(9,686,581)
Class IV	—	—	—	(23,728,618)

Total distributions from net realized gains	—	—	—	(33,415,199)

Net share transactions (Note 9):
Class II	(15,015,496)	(25,438,691)	—	—
Class III	(14,573,751)	(59,807,577)	(103,344,633)	11,586,510
Class IV	322,645	(19,372,725)	(102,922,984)	(36,885,233)

Increase (decrease) in net assets resulting from net share transactions	(29,266,602)	(104,618,993)	(206,267,617)	(25,298,723)

Purchase premiums and redemption fees (Notes 2 and 9):
Class III	—	—	332,346	115,825
Class IV	—	—	843,880	273,609

Increase in net assets resulting from purchase premiums and redemption fees	—	—	1,176,226	389,434

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	(29,266,602)	(104,618,993)	(205,091,391)	(24,909,289)

Total increase (decrease) in net assets	(11,352,763)	(130,020,893)	(104,987,226)	(191,660,248)

Net assets:
Beginning of period	155,274,066	285,294,959	922,967,829	1,114,628,077

End of period	$143,921,303	$155,274,066	$817,980,603	$922,967,829

Accumulated undistributed net investment income	$480,737	$248,112	$—	$—

Distributions in excess of net investment income	$—	$—	$(7,947,837)	$(7,125,253)

24	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	International Small Companies Fund
	Year Ended February 28/29,
	2017	2016
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$4,093,702	$5,596,802
Net realized gain (loss)	(11,467,878)	(1,482,496)
Change in net unrealized appreciation (depreciation)	36,023,329	(37,006,716)

Net increase (decrease) in net assets from operations	28,649,153	(32,892,410)

Distributions to shareholders from:
Net investment income
Class III	(5,876,532)	(6,197,734)

Total distributions from net investment income	(5,876,532)	(6,197,734)

Net share transactions (Note 9):
Class III	(141,975,040)	1,195,773

Increase (decrease) in net assets resulting from net share transactions	(141,975,040)	1,195,773

Purchase premiums and redemption fees (Notes 2 and 9):
Class III	869,026	182,910

Increase in net assets resulting from purchase premiums and redemption fees	869,026	182,910

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	(141,106,014)	1,378,683

Total increase (decrease) in net assets	(118,333,393)	(37,711,461)

Net assets:
Beginning of period	245,734,048	283,445,509

End of period	$127,400,655	$245,734,048

Distributions in excess of net investment income	$(796,362)	$(457,014)

See accompanying notes to the financial statements.	25

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

FOREIGN FUND

	Class II Shares								Class III Shares
	Year Ended February 28/29,								Year Ended February 28/29,
	2017		2016	2015	2014		2013		2017		2016	2015	2014		2013
Net asset value, beginning of period	$10.45		$12.12	$13.58	$11.57		$11.21		$10.52		$12.20	$13.66	$11.64		$11.27

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.25		0.30	0.26	0.30		0.29		0.27		0.32	0.26	0.32		0.30
Net realized and unrealized gain (loss)	1.37		(1.51)	(0.93)	2.04		0.43		1.37		(1.53)	(0.92)	2.04		0.44

Total from investment operations	1.62		(1.21)	(0.67)	2.34		0.72		1.64		(1.21)	(0.66)	2.36		0.74

Less distributions to shareholders:
From net investment income	(0.31)		(0.46)	(0.39)	(0.33)		(0.36)		(0.31)		(0.47)	(0.40)	(0.34)		(0.37)
From net realized gains	—		—	(0.40)	—		—		—		—	(0.40)	—		—

Total distributions	(0.31)		(0.46)	(0.79)	(0.33)		(0.36)		(0.31)		(0.47)	(0.80)	(0.34)		(0.37)

Net asset value, end of period	$11.76		$10.45	$12.12	$13.58		$11.57		$11.85		$10.52	$12.20	$13.66		$11.64

Total Return(b)	15.62%		(10.30)%	(4.75)%	20.39%		6.65%		15.81%		(10.29)%	(4.64)%	20.42%		6.75%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$64,149		$70,865	$108,343	$165,028		$217,052		$76,325		$81,645	$152,047	$197,489		$222,262
Net expenses to average daily net assets(c)	0.84%		0.83%	0.83%	0.83	%(d)	0.84	%(d)	0.77%		0.76%	0.76%	0.76	%(d)	0.77	%(d)
Net investment income (loss) to average daily net assets(a)	2.25%		2.54%	2.04%	2.37%		2.65%		2.39%		2.61%	2.02%	2.53%		2.78%
Portfolio turnover rate	77	%(e)	113%	113%	98%		91%		77	%(e)	113%	113%	98%		91%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.23%		0.18%	0.13%	0.11%		0.07%		0.23%		0.17%	0.13%	0.12%		0.07%

	Class IV Shares
	Year Ended February 28/29,
	2017		2016	2015	2014		2013
Net asset value, beginning of period	$10.81		$12.53	$14.00	$11.92		$11.55

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.27		0.40	0.40	0.35		0.33
Net realized and unrealized gain (loss)	1.43		(1.64)	(1.07)	2.08		0.42

Total from investment operations	1.70		(1.24)	(0.67)	2.43		0.75

Less distributions to shareholders:
From net investment income	(0.32)		(0.48)	(0.40)	(0.35)		(0.38)
From net realized gains	—		—	(0.40)	—		—

Total distributions	(0.32)		(0.48)	(0.80)	(0.35)		(0.38)

Net asset value, end of period	$12.19		$10.81	$12.53	$14.00		$11.92

Total Return(b)	15.84%		(10.24)%	(4.59)%	20.54%		6.68%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,447		$2,763	$24,905	$67,628		$88,992
Net expenses to average daily net assets(c)	0.71%		0.70%	0.70%	0.70	%(d)	0.70	%(d)
Net investment income (loss) to average daily net assets(a)	2.35%		3.25%	2.96%	2.71%		3.02%
Portfolio turnover rate	77	%(e)	113%	113%	98%		91%
Fees and expenses reimbursed and/ or waived by GMO to average daily net assets:	0.23%		0.18%	0.13%	0.11%		0.07%
(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests, if any.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
(e)	The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during the year ended February 28, 2017, including transactions in USTF, was 81% of the average value of its portfolio.
†	Calculated using average shares outstanding throughout the period.

26	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

FOREIGN SMALL COMPANIES FUND

	Class III Shares								Class IV Shares
	Year Ended February 28/29,								Year Ended February 28/29,
	2017		2016	2015	2014		2013		2017		2016	2015	2014		2013
Net asset value, beginning of period	$12.94		$15.31	$17.29	$14.40		$12.91		$12.91		$15.28	$17.25	$14.37		$12.90

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.26		0.26	0.20	0.27		0.23		0.25		0.27	0.21	0.25		0.12
Net realized and unrealized gain (loss)	1.56		(1.86)	(1.34)	3.62		1.43		1.58		(1.86)	(1.34)	3.64		1.54

Total from investment operations	1.82		(1.60)	(1.14)	3.89		1.66		1.83		(1.59)	(1.13)	3.89		1.66

Less distributions to shareholders:
From net investment income	(0.35)		(0.28)	(0.23)	(0.48)		(0.17)		(0.36)		(0.29)	(0.23)	(0.49)		(0.19)
From net realized gains	—		(0.49)	(0.61)	(0.52)		—		—		(0.49)	(0.61)	(0.52)		—

Total distributions	(0.35)		(0.77)	(0.84)	(1.00)		(0.17)		(0.36)		(0.78)	(0.84)	(1.01)		(0.19)

Net asset value, end of period	$14.41		$12.94	$15.31	$17.29		$14.40		$14.38		$12.91	$15.28	$17.25		$14.37

Total Return(b)	14.25%		(10.82)%	(6.34)%	27.54%		12.93%		14.34%		(10.80)%	(6.25)%	27.61%		12.96%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$246,852		$316,303	$353,778	$236,393		$314,389		$571,129		$606,665	$760,850	$851,384		$471,628
Net expenses to average daily net assets(c)	0.86%		0.86%	0.85%	0.86	%(d)	0.85	%(d)	0.81%		0.81%	0.80%	0.81	%(d)	0.80	%(d)
Net investment income (loss) to average daily net assets(a)	1.84%		1.73%	1.26%	1.73%		1.83%		1.81%		1.79%	1.32%	1.56%		0.90%
Portfolio turnover rate	49	%(e)	60%	58%	57%		56%		49	%(e)	60%	58%	57%		56%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.07%		0.07%	0.07%	0.07%		0.09%		0.07%		0.07%	0.07%	0.07%		0.10%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.02		$0.01	$0.01	$0.00	(f)	$0.02		$0.02		$0.01	$0.01	$0.00	(f)	$0.01

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests, if any.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
(e)	The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during the year ended February 28, 2017, including transactions in USTF, was 51% of the average value of its portfolio.
(f)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	27

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

INTERNATIONAL SMALL COMPANIES FUND

	Class III Shares
	Year Ended February 28/29,
	2017(a)		2016(a)	2015(a)	2014(a)		2013(a)
Net asset value, beginning of period	$19.77		$22.95	$30.69	$25.02		$22.32

Income (loss) from investment operations:
Net investment income (loss)(b)†	0.45		0.45	0.57	0.45		0.54
Net realized and unrealized gain (loss)	2.33		(3.12)	(2.19)	7.11		3.06

Total from investment operations	2.78		(2.67)	(1.62)	7.56		3.60

Less distributions to shareholders:
From net investment income	(1.02)		(0.51)	(0.66)	(1.35)		(0.90)
From net realized gains	—		—	(5.46)	(0.54)		—

Total distributions	(1.02)		(0.51)	(6.12)	(1.89)		(0.90)

Net asset value, end of period	$21.53		$19.77	$22.95	$30.69		$25.02

Total Return(c)	14.35%		(11.83)%	(4.87)%	31.30%		16.75%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$127,401		$245,734	$283,446	$382,688		$313,557
Net expenses to average daily net assets(d)	0.78%		0.76%	0.77%	0.77	%(e)	0.76	%(e)
Net investment income (loss) to average daily net assets(b)	2.13%		2.04%	2.15%	1.63%		2.50%
Portfolio turnover rate	159	%(f)	64%	83%	79%		76%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.21%		0.18%	0.17%	0.15%		0.17%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.10		$0.01 (a)	$0.03 (a)	$0.02	(a)	$0.01	(a)
(a)	Per share amounts were adjusted to reflect a 1:3 reverse stock split effective July 15, 2016.
(b)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests, if any.
(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(e)	The net expense ratio does not include the effect of expense reductions (Note 2).
(f)	The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during the year ended February 28, 2017, including transactions in USTF, was 167% of the average value of its portfolio.
†	Calculated using average shares outstanding throughout the period.

28	See accompanying notes to the financial statements.

GMO Trust Funds

Notes to Financial Statements

February 28, 2017

1.	Organization

Each of Foreign Fund, Foreign Small Companies Fund and International Small Companies Fund (each a “Fund” and collectively the “Funds”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (Funds) and to subdivide Funds into classes. The Funds are advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”).

The Funds may invest in GMO U.S. Treasury Fund and in money market funds unaffiliated with GMO.

The following table provides information about the Funds’ principal investment objectives and benchmarks (if any):

Fund Name	Benchmark	Investment Objective
Foreign Fund	MSCI EAFE Index	Total return in excess of benchmark
Foreign Small Companies Fund	S&P Developed ex-U.S. Small Cap Index	Total return in excess of benchmark
International Small Companies Fund	S&P Developed ex-U.S. Small Cap Index	Total return in excess of benchmark

Foreign Small Companies Fund and International Small Companies Fund currently limit subscriptions.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Funds in preparing these financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. dollars.

Portfolio valuation

Exchange-traded securities (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event GMO deems the private market to be a more reliable indicator of market value than the exchange). Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. Cleared derivatives are valued using the price quoted (which may be based on a model) by the relevant clearing house. If an updated quote for a cleared derivative is not available by the time that a Fund calculates its net asset value on any business day, then that derivative will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house. Over-the-counter (“OTC”) derivatives are generally valued at the price determined by an industry standard model. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Shares of the underlying funds and other open-end registered investment companies are valued at their most recent net asset value. If quotations are not readily available or circumstances make an existing valuation methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in pricing, and in particular fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See the table below for information about securities and derivatives, if any, that were fair valued using methods determined in good faith by or at the direction of the Trustees. The Funds and/or the underlying funds classify such securities as Level 3 (levels defined below). For the year ended February 28, 2017, the Funds did not reduce the value of any of their OTC derivatives contracts, if any, based on the creditworthiness of their counterparties. See Note 4 “Derivative financial instruments” for a further discussion on valuation of derivatives.

The foregoing valuation methodologies are modified for equities that trade in non-U.S. securities markets which close prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equities that underlie futures, options and other derivatives (to the extent the market for those derivatives closes prior to the close of the NYSE). In those cases, the price will generally be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees that are intended to reflect valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Funds, held either directly or through investments in the underlying funds, if any, that were valued using fair value inputs obtained from that independent pricing service as of February 28, 2017. These securities listed on foreign exchanges (including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE)) are classified as Level 2 (levels defined below) in the table below.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

“Quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If a market quotation for a security does not involve a bid or an ask, the “quoted price” may be the price provided by a market participant or other third-party pricing source in accordance with the market practice for that security. If an updated quoted price for a security is not available by the time that a Fund calculates its net asset value on any business day, the Fund will generally use the last quoted price so long as GMO believes that the last quoted price continues to represent that security’s fair value.

In the case of derivatives, prices determined by a model may reflect an estimate of the average of bid and ask prices, regardless of whether a Fund has a long position or a short position.

As discussed above, certain of the Funds invest in securities and/or derivatives which may have been fair valued using methods determined in good faith by or at the direction of the Trustees or fair valued using inputs obtained from an independent pricing service. The table below presents securities and/or derivatives on a net basis, based on market values or unrealized appreciation/(depreciation), which will tend to understate the Funds’ exposure. The net aggregate direct and indirect exposure to these valuation methodologies (based on each Fund’s net assets) as of February 28, 2017 is as follows:

Securities and derivatives

Fund Name	Fair valued using methods determined in good faith by or at the direction of the Trustees	Fair valued using inputs obtained from an independent pricing service (Net)
Foreign Fund	—	97%
Foreign Small Companies Fund	—	89%
International Small Companies Fund	0%§	88%

§ Represents the interest in securities that were determined to have a value of zero at February 28, 2017.

U.S. GAAP requires the Funds to disclose the fair value of their investments in a three-level hierarchy (Levels 1, 2 and 3). The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Funds’ investments. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the fair value hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to the liquidity of investments, could cause a security to be reclassified between levels.

U.S. GAAP requires additional disclosures about fair value measurements for material Level 3 securities and derivatives, if any (determined by each category of asset or liability as compared to a Fund’s total net assets separately identified in the table below). At February 28, 2017, there were no direct material Level 3 classes of investments or derivatives with significant unobservable inputs subject to this additional disclosure.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities; certain U.S. government obligations; derivatives actively traded on a national securities exchange (such as some futures and options); and shares of open-end mutual funds (even if their investments are valued using Level 2 or Level 3 inputs).

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

The types of assets and liabilities categorized in Level 2 generally include cleared derivatives and certain OTC derivatives such as swaps, options, swaptions, and forward currency contracts valued using industry standard models; certain restricted securities valued at the most recent available market or quoted price; certain securities that are valued at the local price and adjusted by applying a premium or discount when the holdings exceed foreign ownership limitations; and certain foreign equity securities that are adjusted based on inputs from an independent pricing service approved by the Trustees, including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE) to reflect estimated valuation changes through the NYSE close.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The types of assets and liabilities categorized in Level 3 generally include, but are not limited to, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange valued at the most recent available market or quoted price; securities in default or bankruptcy proceedings for which there is no current market quotation valued at the most recent available market or quoted price; third-party investment funds where valuations are provided by fund sponsors and which are adjusted for liquidity considerations as well as the timing of the receipt of information; certain equity securities valued based on the last traded exchange price adjusted for the movement in a relevant index; and certain securities that are valued using a price from a comparable security related to the same issuer.

The following is a summary of the respective levels assigned to the Funds’ direct securities and derivatives, if any, as of February 28, 2017:

Description	Level 1	Level 2	Level 3	Total
Foreign Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$3,694,225	$—	$3,694,225
France	—	18,187,293	—	18,187,293
Germany	—	8,197,940	—	8,197,940
Hong Kong	—	8,265,575	—	8,265,575
India	855,260	—	—	855,260
Israel	—	1,979,302	—	1,979,302
Italy	—	1,800,555	—	1,800,555
Japan	—	41,875,479	—	41,875,479
Netherlands	—	2,959,226	—	2,959,226
Russia	—	2,796,903	—	2,796,903
South Africa	—	436,648	—	436,648
South Korea	—	3,902,373	—	3,902,373
Spain	—	1,372,734	—	1,372,734
Sweden	—	2,877,086	—	2,877,086
Switzerland	—	4,860,166	—	4,860,166
Taiwan	—	3,711,053	—	3,711,053
United Kingdom	—	32,263,484	—	32,263,484

TOTAL COMMON STOCKS	855,260	139,180,042	—	140,035,302

Mutual Funds
United States	19,226	—	—	19,226

TOTAL MUTUAL FUNDS	19,226	—	—	19,226

Short-Term Investments	3,523,184	—	—	3,523,184

Total Investments	4,397,670	139,180,042	—	143,577,712

Derivatives^
Forward Currency Contracts
Foreign Currency Risk	—	75,407	—	75,407

Total	$4,397,670	$139,255,449	$—	$143,653,119

Liability Valuation Inputs
Derivatives^
Forward Currency Contracts
Foreign Currency Risk	$—	$(59,826)	$—	$(59,826)

Foreign Small Companies Fund
Asset Valuation Inputs
Common Stocks
Argentina	$4,321,723	$—	$—	$4,321,723
Australia	—	37,673,313	—	37,673,313
Brazil	—	12,716,157	—	12,716,157

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

Description	Level 1	Level 2	Level 3		Total
Foreign Small Companies Fund (continued)
Asset Valuation Inputs (continued)
Canada	$53,837,296	$—	$—		$53,837,296
China	—	3,265,004	—		3,265,004
Finland	—	13,044,305	—		13,044,305
France	—	103,628,502	—		103,628,502
Germany	—	30,048,208	—		30,048,208
Hong Kong	—	5,862,615	—		5,862,615
Ireland	—	4,255,244	—		4,255,244
Israel	—	12,761,786	—		12,761,786
Italy	—	25,750,241	—		25,750,241
Japan	—	212,681,301	—		212,681,301
Mexico	5,148,246	—	—		5,148,246
Netherlands	—	17,087,953	—		17,087,953
New Zealand	—	4,172,760	—		4,172,760
Russia	—	10,989,232	—		10,989,232
Singapore	—	7,782,003	—		7,782,003
South Africa	—	3,795,988	—		3,795,988
South Korea	—	3,986,558	—		3,986,558
Sweden	—	7,516,571	—		7,516,571
Switzerland	—	73,042,955	—		73,042,955
Taiwan	—	12,357,522	—		12,357,522
Thailand	—	7,101,263	—		7,101,263
United Kingdom	—	117,879,862	—		117,879,862

TOTAL COMMON STOCKS	63,307,265	727,399,343	—		790,706,608

Mutual Funds
United States	7,030,375	—	—		7,030,375

TOTAL MUTUAL FUNDS	7,030,375	—	—		7,030,375

Short-Term Investments	19,239,679	—	—		19,239,679

Total Investments	89,577,319	727,399,343	—		816,976,662

Derivatives^
Forward Currency Contracts
Foreign Currency Risk	—	17,435	—		17,435

Total	$89,577,319	$727,416,778	$—		$816,994,097

Liability Valuation Inputs
Derivatives^
Forward Currency Contracts
Foreign Currency Risk	$—	$(319,478)	$—		$(319,478)

International Small Companies Fund
Asset Valuation Inputs
Common Stocks
Argentina	$674,484	$—	$—		$674,484
Australia	—	5,883,995	—		5,883,995
Austria	—	—	0	§	0	§
Brazil	—	1,990,023	—		1,990,023
Canada	8,394,289	—	—		8,394,289
China	—	510,515	0	§	510,515
Finland	—	2,034,476	—		2,034,476
France	—	16,191,746	—		16,191,746
Germany	—	4,687,467	—		4,687,467
Hong Kong	—	916,428	—		916,428
Indonesia	—	58,816	—		58,816

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

Description	Level 1	Level 2	Level 3		Total
International Small Companies Fund (continued)
Asset Valuation Inputs (continued)
Ireland	$—	$663,920	$—		$663,920
Israel	—	1,983,984	—		1,983,984
Italy	—	4,016,543	—		4,016,543
Japan	—	33,072,180	—		33,072,180
Mexico	816,118	—	—		816,118
Netherlands	—	2,664,982	—		2,664,982
New Zealand	—	649,352	—		649,352
Russia	—	1,720,371	—		1,720,371
Singapore	—	1,217,705	—		1,217,705
South Africa	—	593,534	—		593,534
South Korea	—	623,946	—		623,946
Sweden	—	1,174,449	—		1,174,449
Switzerland	—	11,411,570	—		11,411,570
Taiwan	—	1,934,638	0	§	1,934,638
Thailand	—	1,110,528	—		1,110,528
United Kingdom	—	18,503,859	—		18,503,859

TOTAL COMMON STOCKS	9,884,891	113,615,027	0	§	123,499,918

Mutual Funds
United States	1,550,077	—	—		1,550,077

TOTAL MUTUAL FUNDS	1,550,077	—	—		1,550,077

Short-Term Investments	2,314,684	—	—		2,314,684

Total Investments	13,749,652	113,615,027	—		127,364,679

Total	$13,749,652	$113,615,027	$0	§	$127,364,679

Liability Valuation Inputs
Derivatives^
Forward Currency Contracts
Foreign Currency Risk	$—	$(40,193)	$—		$(40,193)

The risks referenced in the tables above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

^	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Funds’ net asset values than the uncertainties surrounding inputs for a non-derivative security with the same market value. Excludes purchased options, if any, which are included in investments.

§	Represents the interest in securities that were determined to have a value of zero at February 28, 2017.

The underlying funds held at year end are classified above as Level 1. For the summary of valuation inputs of the underlying funds, please refer to the underlying funds’ Notes to Financial Statements.

For all Funds for the year ended February 28, 2017, there were no significant transfers between Level 1 and Level 2.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

The net aggregate direct and indirect exposure to investments in securities using Level 3 inputs (based on each Fund’s net assets) as of February 28, 2017 were as follows:

Fund Name	Level 3 securities and derivatives
Foreign Fund	—
Foreign Small Companies Fund	—
International Small Companies Fund	0%§

§	Represents the interest in securities that were determined to have a value of zero at February 28, 2017.

Cash

Cash and foreign currency, if any, on the Statements of Assets and Liabilities consist of cash balances held with the custodian.

Due to/from broker

Due to/from broker in the Statements of Assets and Liabilities includes collateral on swap contracts, futures contracts, option contracts and forward currency contracts, if any, and may include marked-to-market amounts related to foreign currency or cash owed.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm Eastern time. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Taxes and distributions

Each Fund has elected to be treated and intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Each Fund intends to distribute its net investment income, if any, and its net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, each Fund makes no provision for U.S. federal income or excise taxes.

The policy of each Fund is to declare and pay dividends of its net investment income, if any, at least annually, although the Funds are permitted to, and will from time to time, declare and pay dividends of net investment income, if any, more frequently. Each Fund also intends to distribute net realized short-term and long-term capital gains, if any, at least annually. In addition, each Fund may, from time to time at their discretion, make unscheduled distributions in advance of large redemptions by shareholders or as otherwise deemed appropriate by a Fund. Typically, all distributions are reinvested in additional shares of each Fund at net asset value, unless GMO or its agents receive and process a shareholder election to receive cash distributions. Distributions to shareholders are recorded by each Fund on the ex-dividend date.

Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States. The foreign withholding rates applicable to a Fund’s investments in certain jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders. Each Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based charges imposed by certain countries in which it invests. Taxes related to capital gains realized during the year ended February 28, 2017, if any, are reflected as part of Net realized gain (loss) in the Statements of Operations. Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of Change in net unrealized appreciation (depreciation) in the Statements of Operations. Transaction-based charges are generally calculated as a percentage of the transaction amount.

Certain Funds have previously filed for and/or may file for additional tax refunds with respect to certain taxes withheld by certain countries. Generally, the amount of such refunds that a Fund reasonably determines are collectible and free from significant contingencies are reflected in a Fund’s net asset value and are reflected as Dividends from unaffiliated issuers in the Statements of Operations. In certain circumstances, a Fund’s receipt of such refunds may cause the Fund and/or its shareholders to be liable for U.S. federal income taxes and interest charges.

Foreign taxes paid by each Fund may be treated, to the extent permissible by the Code (and other applicable U.S. federal tax guidance) and if that Fund so elects, as if paid by U.S. shareholders of that Fund.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will likely reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences for each Fund primarily relate to reasons described in the following table:

Differences related to:	Foreign Fund	Foreign Small Companies Fund	International Small Companies Fund
Capital loss carryforwards	X	X	X
Dividend income and withholding tax reclaim reserves	X		X
Dividends received from underlying investments	X
Foreign currency transactions	X		X
Losses on wash sale transactions	X	X	X
Passive foreign investment company transactions	X	X	X
Post-October capital losses	X	X	X

The tax character of distributions declared by each Fund to shareholders is as follows:

	Tax year ended February 28, 2017		Tax year ended February 29, 2016

Fund Name	Ordinary Income (including any net short-term capital gain) ($)	Total Distributions ($)	Ordinary Income (including any net short-term capital gain) ($)	Net Long- Term Capital Gain ($)	Total Distributions ($)
Foreign Fund	3,970,456	3,970,456	7,157,381	—	7,157,381
Foreign Small Companies Fund	23,646,521	23,646,521	19,514,671	33,409,301	52,923,972
International Small Companies Fund	5,876,532	5,876,532	6,197,734	—	6,197,734

Distributions in excess of a Fund’s tax basis earnings and profits, if significant, are reported in the Funds’ financial statements as a return of capital.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

As of February 28, 2017, the components of distributable earnings on a tax basis and certain tax attributes for the Funds consisted of the following:

Fund Name	Undistributed Ordinary Income (including any net short-term capital gain) ($)	Late-Year Ordinary Loss Deferral ($)	Capital Loss Carryforwards ($)	Post- October Capital Losses ($)
Foreign Fund	960,437	—	(31,279,532)	(272,630)
Foreign Small Companies Fund	—	(96,018)	(7,421,251)	—
International Small Companies Fund	2,466	—	(18,511,741)	(36,711)

As of February 28, 2017, certain Funds had capital loss carryforwards available to offset future realized gains, if any, to the extent permitted by the Code. Net capital losses recognized in taxable years beginning on or after March 1, 2011 are carried forward without expiration and generally retain their short-term and/or long-term tax character, as applicable. In addition, such losses should be utilized prior to losses scheduled to expire on or before February 28, 2019. As a result of this ordering rule, losses that are subject to expiration may expire unused. Utilization of the capital loss carryforwards, post-October capital losses, late-year ordinary losses, and losses realized subsequent to February 28, 2017, if any, could be subject to further limitations imposed by the Code related to share ownership activity. The Funds’ capital loss carryforwards are as follows:

	Short-Term ($)			Long-Term ($)

Fund Name	Expiration Date 2/28/2018	No Expiration Date	Total Short-Term ($)	No Expiration Date
Foreign Fund	(12,719,749)	(10,959,702)	(23,679,451)	(7,600,081)
Foreign Small Companies Fund	—	(7,421,251)	(7,421,251)	—
International Small Companies Fund	—	(12,770,746)	(12,770,746)	(5,740,995)

As of February 28, 2017, the approximate cost for U.S. federal income tax purposes and the aggregate investment-level gross and net unrealized appreciation (depreciation) in the value of investments were as follows:

Fund Name	Aggregate Cost ($)	Gross Unrealized Appreciation ($)	Gross Unrealized (Depreciation) ($)	Net Unrealized Appreciation (Depreciation) ($)
Foreign Fund	136,084,655	11,037,810	(3,544,753)	7,493,057
Foreign Small Companies Fund	758,690,849	93,864,714	(35,578,901)	58,285,813
International Small Companies Fund	122,751,221	9,476,825	(4,863,367)	4,613,458

The Funds are subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. United States and non-U.S. tax rules (including the interpretation and application of tax laws) are subject to change. The Funds file tax returns and/or adopt certain tax positions in various jurisdictions. Non-U.S. taxes are provided for based on the Funds’ understanding of the prevailing tax rules of the non-U.S. markets in which they invest. Recently enacted tax rules, including interpretations of tax laws (e.g., guidance pertaining to the U.S. Foreign Account Tax Compliance Act) and tax legislation/initiatives currently under consideration in various jurisdictions, including the U.S., might affect the way the Funds and their investors are taxed prospectively and/or retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Funds are subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns they have filed and the tax positions they have adopted. The Funds’ U.S. federal income tax returns are generally subject to examination by the Internal Revenue Service for a period of three years after they are filed. State, local and/or non-U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction.

Security transactions and related investment income

Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Funds’ policy is that security transactions are generally accounted for on the following business day. GMO may override that policy and a Fund may

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when a Fund is informed of the ex-dividend date. Income dividends and capital gain distributions from the underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation-indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Paydown gains and losses on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income in the Statements of Operations. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Funds use the identified cost basis.

Expenses and class allocations

Most of the expenses of the Trust are directly attributable to an individual Fund. Generally, common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses, purchase premiums and redemption fees, if any, and realized and unrealized gains and losses are allocated among the classes of shares of the Funds, if applicable, based on the relative net assets of each class. Shareholder service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. In addition, the Funds may incur fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Funds may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by a Fund will vary (see Note 5).

Brown Brothers Harriman & Co. (“BBH”) serves as the Funds’ custodian and fund accounting agent. State Street Bank and Trust Company (“State Street”) serves as the Funds’ transfer agent. Prior to December 31, 2013, State Street’s transfer agent fees may have been reduced by an earnings allowance calculated on the average daily cash balances each Fund maintained in a State Street transfer agent account. Earnings allowances were reported as a reduction of expenses in the Statements of Operations. Effective January 1, 2014, any cash balances maintained at the transfer agent are held in a Demand Deposit Account and interest income earned, if any, is shown as interest income in the Statements of Operations.

Purchases and redemptions of Fund shares

Purchase premiums and redemption fees (if applicable) are paid to and retained by a Fund to help offset estimated portfolio transaction costs and other related costs (e.g., bid to ask spreads, stamp duties and transfer fees) incurred by the Fund (directly or indirectly through investments in underlying funds) as a result of the purchase or redemption by allocating estimated transaction costs to the purchasing or redeeming shareholder. Such fees are recorded as a component of the Funds’ net share transactions. A Fund may impose a new purchase premium and/or redemption fee or modify an existing fee at any time.

Purchase premiums are not charged on reinvestments of dividends or other distributions. Redemption fees apply to all shares of a Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions).

If GMO determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion. GMO also may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of a Fund’s shares if the Fund will not incur transaction costs or will incur reduced transaction costs.

GMO will waive or reduce the purchase premium when securities are used to purchase a Fund’s shares except to the extent that the Fund incurs transaction costs (e.g., stamp duties or transfer fees) in connection with its acquisition of those securities. GMO may waive or reduce redemption fees when a Fund uses portfolio securities to redeem its shares. However, when a substantial portion of a Fund is being redeemed in-kind, the Fund may nonetheless charge a redemption fee equal to known or estimated costs.

Purchase premiums or redemption fees generally will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with the Trust to transmit orders for purchases and redemptions the day after those orders are received.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

As of February 28, 2017, the premium on cash purchases and the fee on cash redemptions were as follows:

	Foreign Fund	Foreign Small Companies Fund	International Small Companies Fund
Purchase Premium	—	0.50%	0.50%
Redemption Fee	—	0.50%	0.50%

Recently-issued accounting guidance

In August 2016, Financial Accounting Standards Board (“FASB”) issued a new Accounting Standards Update No. 2016-15, “Statement of Cash Flows (Topic 230), Classification of Certain Cash Receipts and Cash Payments, a consensus of the FASB’s Emerging Issues Task Force” (“ASU 2016-15”). ASU 2016-15 is intended to reduce diversity in practice in how certain transactions are classified in the statement of cash flows. The issues addressed in ASU 2016-15 are: debt prepayment or debt extinguishment costs, settlement of zero-coupon debt instruments, contingent consideration payments made after a business combination, proceeds from the settlement of insurance claims, proceeds from the settlement of corporate-owned life insurance policies, including bank-owned life insurance policies, distributions received from equity method investments, beneficial interests in securitization transactions; and, separately identifiable cash flows and application of the predominance principle. ASU 2016-15 is effective for interim and annual reporting periods beginning after December 15, 2017. GMO is currently evaluating the impact, if any, of this guidance on the Funds’ financial statements and disclosures.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

3.	Investment and other risks

The following chart identifies selected risks associated with each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

	Foreign Fund	Foreign Small Companies Fund	International Small Companies Fund
Counterparty Risk	X	X	X
Currency Risk	X	X	X
Derivatives and Short Sales Risk	X	X	X
Focused Investment Risk	X	X	X
Illiquidity Risk	X	X	X
Large Shareholder Risk	X	X	X
Leveraging Risk	X	X	X
Management and Operational Risk	X	X	X
Market Disruption and Geopolitical Risk	X	X	X
Market Risk – Equities	X	X	X
Non-Diversified Funds	X
Non-U.S. Investment Risk	X	X	X
Small Company Risk	X	X	X

Investing in mutual funds involves many risks. The risks of investing in a particular Fund depend on the types of investments in its portfolio and the investment strategies GMO employs on its behalf. This section does not describe every potential risk of investing in the Funds. Funds could be subject to additional risks because of the types of investments they make and market conditions, which may change over time.

Each Fund that invests in other GMO Funds or other investment companies (collectively, “Underlying Funds”) is exposed to the risks to which the Underlying Funds in which it invests are exposed, as well as the risk that the Underlying Funds will not perform as expected. Therefore, unless otherwise noted, the selected risks summarized below include both direct and indirect risks, and references in this section to investments made by a Fund include those made both directly by the Fund and indirectly by the Fund through Underlying Funds.

An investment in a Fund is not a bank deposit and, therefore, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

• COUNTERPARTY RISK. Funds that enter into contracts with counterparties, such as repurchase or reverse repurchase agreements or OTC derivatives contracts, or that lend their securities run the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. In addition, a Fund may suffer losses if a counterparty fails to comply with applicable laws or other requirements. The Funds are not subject to any limits on their exposure to any one counterparty nor to a requirement that counterparties with whom they enter into contracts maintain a specific rating by a nationally recognized rating organization. Counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives. A Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to a Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If a counterparty defaults, the Fund will have contractual remedies (whether or not the obligation is collateralized), but the Fund may be unable to enforce them, thus causing the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because of the longer time during which events may occur that prevent settlement. Counterparty risk also is greater when a Fund has entered into derivatives contracts with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. Funds that use swap contracts are subject, in particular, to the creditworthiness of the counterparties because some types of swap contracts have terms longer than six months (and, in some cases, decades). The creditworthiness of a counterparty may be adversely affected by greater than average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in the collateral may not be perfected or additional collateral may not be promptly posted as required. GMO’s view with respect to a particular counterparty is subject to change. The fact, however, that it changes adversely (whether due to external events or otherwise) does not mean a Fund’s existing transactions with that counterparty will necessarily be terminated or modified. In addition, a Fund may enter into new transactions with a counterparty that GMO no longer considers a desirable counterparty if the transaction is primarily designed to reduce the Fund’s overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lower notional amount or entering into a countervailing trade with the same counterparty).

The Funds also are subject to counterparty risk because they execute their securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Funds could miss investment opportunities or be unable to dispose of investments they would prefer to sell, resulting in losses for the Funds.

Counterparty risk with respect to derivatives has been and will continue to be affected by new rules and regulations relating to the derivatives market. As described under “Derivatives and Short Sales Risk,” some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the Funds’ ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide governmental authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the European Union, the liabilities of such counterparties to the Funds could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

• CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of a Fund’s investments. Currency risk includes the risk that the currencies in which a Fund’s investments are traded, in which a Fund receives income, or in which a Fund has taken a position, will decline in value relative to the currency in which the Fund is denominated. Currency risk also includes the risk that the currency to which the Fund has obtained exposure through hedging declines in value relative to the currency being hedged, in which event the Fund may realize a loss on both the hedging instrument and the currency being hedged. Currency exchange rates can fluctuate significantly for many reasons. See “Market Disruption and Geopolitical Risk.”

Many of the Funds use derivatives to take currency positions that are under- or over-weighted (in some cases significantly) relative to the currency exposure of their portfolios and their benchmarks. If the exchange rates of the currencies involved do not move as expected, a Fund could lose money on both its holdings of a particular currency and the derivative. See also “Non-U.S. Investment Risk.”

Some currencies are illiquid (e.g., some emerging country currencies), and a Fund may not be able to convert them into U.S. dollars, in which case GMO may decide to purchase U.S. dollars in a parallel market with an unfavorable exchange rate. Exchange rates for many currencies (e.g., some emerging country currencies) are particularly affected by exchange control regulations.

Derivative transactions in foreign currencies (such as futures, forwards, options and swaps) may involve leveraging risk in addition to currency risk, as described under “Leveraging Risk.” In addition, the obligations of counterparties in currency derivative transactions are often not secured by collateral, which increases counterparty risk (see “Counterparty Risk”).

• DERIVATIVES AND SHORT SALES RISK. All of the Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives involve the risk that their value may not change as expected relative to changes in the value of the assets, rates, or indices they are designed to track. Derivatives include futures contracts, forward contracts, foreign currency contracts, swap contracts, contracts for differences, options on securities and indices, options on futures contracts,

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

options on swap contracts, interest rate caps, floors and collars, reverse repurchase agreements, and other OTC contracts. Derivatives may relate to securities, commodities, currencies, currency exchange rates, interest rates, inflation rates, and indices.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. In particular, a Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed only with the consent of the other party to the contract. If the counterparty defaults, the Fund will still have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments GMO believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after the Fund has incurred the cost of litigation.

A Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., foreign currency forwards), (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require a significant upfront deposit by the Fund unrelated to the derivative’s fundamental fair (or intrinsic) value, or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, a Fund runs a greater risk of not being able to recover what it is owed if the counterparty defaults. Even when derivatives are required by contract to be collateralized, a Fund typically will not receive the collateral for one or more days after the collateral is required to be posted.

The Funds may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Funds. Derivatives risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. In addition, during those periods, a Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives in which it has invested.

Derivatives also present other risks described in this section, including market risk, illiquidity risk, currency risk, credit risk, and counterparty risk. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used may not produce valuations that are consistent with the values a Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when a Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund’s net asset value.

A Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of a Fund, the Funds will not be permitted to trade with that counterparty. In addition, GMO may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures, potentially resulting in losses for the Fund.

Swap contracts and other OTC derivatives are highly susceptible to illiquidity risk (see “Illiquidity Risk”) and counterparty risk (see “Counterparty Risk”). These derivatives are also subject to documentation risk, which is the risk that ambiguities, inconsistencies or errors in the documentation relating to a derivative transaction may lead to a dispute with the counterparty or unintended investment results. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. See “Leveraging Risk.”

A Fund’s use of derivatives may be subject to special tax rules and could generate additional taxable income for shareholders. In addition, the tax treatment of a Fund’s use of derivatives may be unclear because there is little case or other law interpreting the terms of most derivatives or determining their tax treatment. In addition, the Securities and Exchange Commission recently proposed a rule under the 1940 Act regulating the use by registered investment companies of derivatives and many related instruments. That rule, if adopted as proposed, would, among other things, restrict a Fund’s ability to engage in derivatives transactions or so increase the cost of derivatives transactions that a Fund would be unable to implement its investment strategy.

Derivatives Regulation. The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (and some other countries) are implementing similar requirements, which will affect a Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

Transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Funds make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In some ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements, for example, by requiring that funds provide more margin for their cleared derivatives positions. Also, as a general matter, in contrast to a bilateral derivatives position, following a period of notice to a Fund, a clearing member at any time can require termination of an existing cleared derivatives position or an increase in margin requirements above those required at the outset of a transaction. Clearing houses also have broad rights to increase margin requirements for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member because margin for cleared derivatives positions in excess of a clearing house’s margin requirements typically is held by the clearing member (see “Counterparty Risk”). Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Funds and their clearing members generally provides that the clearing members will accept for clearing all cleared derivatives transactions that are within credit limits (specified in advance) for each Fund, the Funds are still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and loss of hedging protection. In addition, the documentation governing the relationship between the Funds and clearing members is drafted by the clearing members and generally is less favorable to the Funds than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Funds in favor of the clearing member for losses the clearing member incurs as the Funds’ clearing member. Also, such documentation typically does not provide the Funds any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks may be more pronounced for cleared derivatives due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Funds. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility.

If a Fund wishes to execute a package of transactions that include a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), the Fund may be unable to execute all components of the package on the swap execution facility. In that case, the Fund would need to trade some components of the package on the swap execution facility and other components in another manner, which could subject the Fund to the risk that some components would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.

The U.S. government and the European Union have adopted mandatory minimum margin requirements for bilateral derivatives. GMO expects that the Funds’ transactions will become subject to variation margin requirements under such rules in 2017 and initial margin requirements under such rules in 2020. Such requirements could increase the amount of margin a Fund needs to provide in connection with its derivatives transactions and, therefore, make derivatives transactions more expensive.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or otherwise limiting liquidity. The implementation of the clearing requirement has increased the costs of derivatives transactions for the Funds, since the Funds have to pay fees to their clearing members and are typically required to post more margin for cleared derivatives than they have historically posted for bilateral derivatives. The costs of derivatives transactions are expected to increase further as clearing members raise their fees to cover the costs of additional capital requirements and other regulatory changes applicable to the clearing members, which will take effect when rules imposing mandatory minimum margin requirements on bilateral swaps, as described above, become effective. These rules and regulations are new and evolving, so their potential impact on the Funds and the financial system are not yet known. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Funds to new kinds of costs and risks.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

Options. The Funds are permitted to write options. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant stock market and underlying securities. The market price of an option also may be adversely affected if the market for the option becomes less liquid. In addition, since an American-style option allows the holder to exercise its rights any time before the option’s expiration, the writer of an American-style option has no control over when it will be required to fulfill its obligations as a writer of the option. (The writer of a European-style option is not subject to this risk because the holder may only exercise the option on its expiration date.) If a Fund writes a call option and does not hold the underlying security or instrument, the Fund’s potential loss is theoretically unlimited.

National securities exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. A Fund, GMO, and other funds advised by GMO will likely constitute such a group. When applicable, these limits restrict a Fund’s ability to purchase or write options on a particular security.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (i.e., options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While a Fund has greater flexibility to tailor an OTC option, OTC options generally expose a Fund to greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary market risks.

Special tax rules apply to a Fund’s transactions in options, which could increase the taxes payable by shareholders. In particular, a Fund’s options transactions potentially could cause a substantial portion of the Fund’s distributions to consist of amounts taxable to shareholders subject to U.S. income tax at ordinary income tax rates. See the Funds’ Prospectus and Statement of Additional Information for more information.

Short Investment Exposure. Some Funds may sell securities or currencies short as part of their investment programs in an attempt to increase their returns or for hedging purposes. Short sales expose a Fund to the risk that it will be required to acquire, convert, or exchange a security or currency to replace the borrowed security or currency when the security or currency sold short has appreciated in value, thus resulting in a loss to the Fund. Purchasing a security or currency to close out a short position can itself cause the price of the security or currency to rise further, thereby exacerbating any losses. A Fund that sells short a security or currency it does not own also may have to pay borrowing fees to a broker and may be required to pay the broker any dividends or interest it receives on a borrowed security.

A Fund also may create short investment exposure by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying investment, pool of investments, index or currency. Short sales of securities or currencies a Fund does not own and “short” derivative positions involve forms of investment leverage, and the amount of the Fund’s potential loss is theoretically unlimited. A Fund is subject to increased leveraging risk and other investment risks described in this “Investment and other risks” section to the extent it sells short securities or currencies it does not own or takes “short” derivative positions.

• FOCUSED INVESTMENT RISK. Funds with investments that are focused in particular countries, regions, sectors, industries or issuers that are subject to the same or similar risk factors and funds with investments whose prices are closely correlated are subject to greater overall risk than funds with investments that are more diversified or whose prices are not as closely correlated.

A Fund that invests in the securities of a small number of issuers has greater exposure to adverse developments affecting those issuers and to a decline in the market price of particular securities than Funds investing in the securities of a larger number of issuers. Securities, sectors, or companies that share common characteristics are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.

Similarly, Funds having a significant portion of their assets in investments tied economically (or related) to a particular geographic region, country (e.g., Taiwan or Japan), or market (e.g., emerging markets), or to sectors within a region, country, or market (e.g., Russian oil) have more exposure to regional and country economic risks than funds making investments throughout the world. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region, and a recession, debt crisis or decline in the value of the currency of one country can spread to other countries. Furthermore, companies in a particular geographic region or country are vulnerable to events affecting other companies in that region or country because they often share common characteristics, are exposed to similar business risks and regulatory burdens, and react similarly to specific economic, market, political or other developments. See also “Non-U.S. Investment Risk”.

• ILLIQUIDITY RISK. Illiquidity risk is the risk that low trading volume, lack of a market maker, large position size, or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents a Fund from selling particular securities or closing derivative positions at desirable prices. In addition to these risks, a Fund is exposed to illiquidity risk when it has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements, writing a put, or closing a short position). To the extent a Fund’s

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investments include asset-backed securities, distressed, defaulted or other low quality debt securities, emerging country debt securities, securities of companies with smaller market capitalizations or smaller total float adjusted market capitalizations, or emerging market securities, it is subject to increased illiquidity risk. These types of investments can be difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the price at which they were valued when held by the Fund. Illiquidity risk also may be greater in times of financial stress. For example, Inflation-Protected Securities issued by the U.S. Treasury (“TIPS”) have experienced periods of greatly reduced liquidity during disruptions in fixed income markets, such as the events surrounding the bankruptcy of Lehman Brothers in 2008. Less liquid securities are more susceptible than other securities to price declines when market prices decline generally.

A Fund may buy securities that are less liquid than those in its benchmark.

A Fund’s ability to use options as part of its investment program depends on the liquidity of the options market. In addition, that market may not be liquid when a Fund seeks to close out an option position. Also, the hours of trading for options on an exchange may not conform to the hours during which the securities held by a Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the markets for underlying securities that are not immediately reflected in the options markets. If a Fund receives a redemption request and is unable to close out an option it has sold, the Fund may temporarily be leveraged in relation to its assets.

• LARGE SHAREHOLDER RISK. To the extent a large number of shares of a Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will adversely affect the Fund’s performance by forcing the Fund to sell portfolio securities, potentially at disadvantageous prices, to raise the cash needed to satisfy the redemption request. In addition, the Funds and other accounts over which GMO has investment discretion that invest in the Funds are not limited in how often they may purchase or sell Fund shares. The Asset Allocation Funds and separate accounts managed by GMO for its clients hold substantial percentages of the shares of many Funds, and asset allocation decisions by GMO may result in substantial redemptions from (or investments in) those Funds. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments (or invest cash) when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, have adverse tax consequences for Fund shareholders. Additionally, redemptions and/or purchases of shares by a large shareholder and/or a group of shareholders over time potentially limit the use of any capital loss carryforwards to offset future realized capital gains (if any) and other losses that would otherwise reduce distributable net investment income. Large shareholders may limit or prevent a Fund’s use of tax equalization for U.S. federal tax purposes. In addition, to the extent a Fund invests in other GMO Funds subject to large shareholder risk, the Fund is indirectly subject to this risk.

• LEVERAGING RISK. The use of reverse repurchase agreements and other derivatives and securities lending creates leverage (i.e., a Fund’s investment exposures exceed its net asset value). Leverage increases a Fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A Fund’s portfolio also will be leveraged if it borrows money to meet redemption requests or settle investment transactions or if it exercises its right to delay payment on a redemption.

A Fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, a Fund may perform as if it were leveraged.

• MANAGEMENT AND OPERATIONAL RISK. Each Fund is subject to management risk because it relies on GMO to achieve its investment objective. Each Fund runs the risk that GMO’s investment techniques will fail to produce desired results and cause the Fund to incur significant losses. GMO also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times.

For many Funds, GMO often uses quantitative models as part of its investment process. GMO’s models are not necessarily predictive of future market events and use simplifying assumptions that can limit their effectiveness. In addition, the data on which the models are based is subject to limitations (e.g. inaccuracies, staleness) that could adversely affect a Fund’s performance. The Funds also run the risk that GMO’s assessment of an investment (including a company’s fundamental fair (or intrinsic) value) may be wrong.

There can be no assurance that key GMO personnel will continue to be employed by GMO. The loss of their services could have an adverse impact on GMO’s ability to achieve the Funds’ investment objectives.

The Funds also are subject to the risk of loss as a result of other services provided by GMO and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider. For example, trading delays or errors could prevent a

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Fund from benefiting from potential investment gains or avoiding losses. In addition, a service provider may be unable to provide a net asset value (“NAV”) for a Fund or share class on a timely basis. GMO is not contractually liable to the Funds for losses associated with operational risk absent its willful misfeasance, bad faith, gross negligence, or reckless disregard of its contractual obligations to provide services to the Funds. Other Fund service providers also have contractual limitations on their liability to the Funds for losses resulting from their errors.

The Funds and their service providers (including GMO) are susceptible to cyber-attacks and technological malfunctions that may have effects that are similar to those of a cyber-attack. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, GMO, a sub-adviser, or a custodian, transfer agent, or other service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect a Fund’s ability to calculate its net asset value, cause the release or misappropriation of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. While GMO has established business continuity plans and systems designed to prevent cyber-attacks, such plans and systems are subject to inherent limitations. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.

• MARKET DISRUPTION AND GEOPOLITICAL RISK. The Funds are subject to the risk that geopolitical and other events (e.g., wars and terrorism) will disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Funds’ investments. Sudden or significant changes in the supply or prices of commodities or other economic inputs (e.g., the marked decline in oil prices that began in late 2014) may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies, or industries, which could significantly reduce the value of a Fund’s investments. Terrorism in the United States and around the world has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. Securities markets may be susceptible to market manipulation (e.g., the manipulation of the London Interbank Offered Rate (LIBOR)) or other fraudulent trading practices, which could disrupt the orderly functioning of markets or reduce the value of investments traded in them, including investments of the Funds. Instances of fraud and other deceptive practices committed by senior management of certain companies in which a Fund invests may undermine GMO’s due diligence efforts with respect to such companies, and if such fraud is discovered, negatively affect the value of the Fund’s investments. In addition, when discovered, financial fraud may contribute to overall market volatility, which can negatively impact a Fund’s investment program. Financial fraud also may impact the rates or indices underlying a Fund’s investments.

While the U.S. government has always honored its credit obligations, a default by the U.S. government (as has been threatened in recent years) would be highly disruptive to the U.S. and global securities markets and could significantly reduce the value of the Funds’ investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could adversely affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. Uncertainty surrounding the sovereign debt of several European Union countries, as well as the continued existence of the European Union itself, has disrupted and may continue to disrupt markets in the United States and around the world. If a country changes its currency or leaves the European Union or if the European Union dissolves, the world’s securities markets likely will be significantly disrupted. Substantial government interventions (e.g., currency controls) also could adversely affect the Funds. War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Funds’ investments. During such market disruptions, the Funds’ exposure to the risks described elsewhere in this “Investment and other risks” section will likely increase. Market disruptions, including sudden government interventions, can also prevent the Funds from implementing their investment programs and achieving their investment objectives. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Funds’ derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates, or indices, or to offer them on a more limited basis. To the extent a Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events in that region could have a disproportionate impact on the Fund.

• MARKET RISK. All of the Funds are subject to market risk, which is the risk that the market value of their holdings will decline. Market risks include:

Equities — Funds that invest in equities run the risk that the market price of an equity will decline. That decline may be attributable to factors affecting the issuer, such as poor performance by the company’s management or reduced demand for its goods or services, or to factors affecting a particular industry, such as a decline in demand, labor or raw material shortages, or increased production costs. A decline also may result from general market conditions not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the

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general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Equities generally have significant price volatility, and their market prices can decline in a rapid or unpredictable manner. If a Fund purchases an equity for less than its fundamental fair (or intrinsic) value as determined by GMO, the Fund runs the risk that the market price of the equity will not appreciate or will decline due to GMO’s incorrect assessment of the equity’s fundamental fair (or intrinsic) value. The market prices of equities trading at high multiples of current earnings often are more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples.

• NON-DIVERSIFIED FUNDS. Some of the Funds are not “diversified” investment companies within the meaning of the 1940 Act. This means they are allowed to invest in the securities of relatively few issuers. As a result, they may be subject to greater credit, market and other risks, and poor performance by a single issuer may have a greater impact on their performance, than if they were “diversified.”

The following Fund is not a diversified investment company within the meaning of the 1940 Act:

• Foreign Fund

• NON-U.S. INVESTMENT RISK. Funds that invest in non-U.S. securities are subject to more risks than Funds that invest only in U.S. securities. Non-U.S. securities markets often include securities of only a small number of companies in a limited number of industries. As a result, the market prices of many of the securities traded on those markets fluctuate more than those of U.S. securities. In addition, issuers of non-U.S. securities often are not subject to as much regulation as U.S. issuers, and the reporting, accounting, custody, and auditing standards to which those issuers are subject differ, in some cases significantly, from U.S. standards. Transactions in non-U.S. securities generally involve higher commission rates, transfer taxes and custodial costs. In addition, some jurisdictions may limit a Fund’s ability to profit from short-term trading (as defined in the relevant jurisdiction).

A Fund may be subject to non-U.S. taxation, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. A Fund may seek a refund of taxes paid, but its efforts may not be successful, in which case the Fund will have incurred additional expenses for no economic benefit. A Fund’s decision to seek a refund is in its sole discretion, and, particularly in light of the cost involved, it may decide not to seek a refund, even if eligible. The outcome of a Fund’s efforts to obtain a refund may be unpredictable. Accordingly, a refund is not typically reflected in a Fund’s net asset value until it is received or until the Fund determines there is a high likelihood the refund will be received. In some cases, the amount of a refund could be material to a Fund’s net assets. Absent a determination that a refund is collectible and free from significant contingencies, such amount is not typically reflected in a Fund’s net assets.

Also, investing in non-U.S. securities exposes a Fund to the risk of nationalization, expropriation, or confiscatory taxation of assets of their issuers, other government involvement in the economy or in the affairs of specific companies or industries (including in the case of wholly or partially state-owned enterprises), adverse changes in investment regulations, capital requirements or exchange controls (which may include suspension of the ability to transfer currency from a country), and adverse political and diplomatic developments, including the imposition of economic sanctions.

In some non-U.S. securities markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. securities markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose a Fund to credit and other risks it does not have in the United States with respect to brokers, custodians, clearing banks or other clearing agents, escrow agents, and issuers. Fluctuations in foreign currency exchange rates also affect the market value of a Fund’s non-U.S. investments (see “Currency Risk”).

The Funds need a license to invest directly in many non-U.S. securities markets. These licenses are often subject to limitations, including maximum investment amounts. Once a license is obtained, a Fund’s ability to continue to invest directly is subject to the risk that the license will be terminated or suspended. If a license to invest in a particular market is terminated or suspended, to obtain exposure to that market the Fund will be required to purchase American Depositary Receipts, Global Depositary Receipts, shares of other funds that are licensed to invest directly, or derivative instruments. The receipt of a non-U.S. license by one of GMO’s clients may preclude other clients, including a Fund, from obtaining a similar license, and this could limit the Fund’s investment opportunities. In addition, the activities of a GMO client could cause the suspension or revocation of a license and thereby limit the Funds’ investment opportunities.

Funds that invest a significant portion of their assets in securities of issuers tied economically to emerging countries (or investments related to emerging markets) are subject to greater non-U.S. investment risk than Funds investing primarily in more developed non-U.S. countries (or markets). The risks of investing in those securities include: greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers of securities in a Fund’s portfolio; greater governmental involvement in the economy or in the affairs of specific companies or industries (including in the case of wholly or partially state-owned enterprises); less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S.

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investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on a Fund’s ability to exchange local currencies for U.S. dollars; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; difficulties in obtaining and enforcing legal judgments; and significantly smaller market capitalizations of issuers. In addition, the economies of emerging countries may be predominantly based on only a few industries or dependent on revenues from particular commodities.

• SMALL COMPANY RISK. Companies with smaller market capitalizations may have limited product lines, markets, or financial resources, may lack the competitive strength of larger companies, may have inexperienced managers or may depend on a smaller group of key employees as compared to larger companies. In addition, their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations. Market risk and illiquidity risk are particularly pronounced for securities of these companies.

Temporary Defensive Positions. Temporary defensive positions are positions that are inconsistent with a Fund’s principal investment strategies and are taken in response to adverse market, economic, political, or other conditions. The Funds normally do not take temporary defensive positions. To the extent a Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices that are used, to increase, decrease or adjust elements of the investment exposures of a Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Funds may use derivatives to gain long investment exposure to securities or other assets. For example, a Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Funds also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Funds may use derivatives in an attempt to reduce their investment exposures (which may result in a reduction below zero). A Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that GMO believes is highly correlated with the relevant currency.

The Funds may use derivatives in an attempt to adjust elements of their investment exposures to various securities, sectors, markets, indices, and currencies without actually having to sell existing investments or make new direct investments. For example, if a Fund holds a large proportion of stocks of companies in a particular sector and GMO believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting its investment exposures, a Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currencies in which its equities are traded.

The Funds may use derivatives to effect transactions intended as substitutes for securities lending.

The Funds may have investment exposures in excess of their net assets (i.e., they may be leveraged). A Fund’s foreign currency exposure may differ significantly from the currencies in which its equities are traded.

Certain derivatives transactions that may be used by the Funds, including certain interest rate swaps and certain credit default index swaps, are required to be transacted through a central clearing organization. The Funds hold cleared derivatives transactions, if any, through clearing members, who are members of derivatives clearing houses. Certain other derivatives, including futures and certain options, are transacted on exchanges. The Funds hold exchange-traded derivatives, if any, through clearing brokers that are typically members of the exchanges. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing brokers generally can require termination of existing cleared or exchange-traded derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses and exchanges also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of a Fund to pursue its investment strategy. Also, a Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction.

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The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. See “Investment and other risks” above for further information.

For Funds that held derivatives during the year ended February 28, 2017, the following table shows how the Fund used these derivatives (marked with an X):

Type of Derivative and Objective for Use	Foreign Fund	Foreign Small Companies Fund	International Small Companies Fund
Forward currency contracts
Adjust exposure to foreign currencies	X	X	X
Rights and/or warrants
Received as a result of corporate actions	X	X	X

Forward currency contracts

The Funds may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market price of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked-to-market daily using rates supplied by a quotation service and changes in value are recorded by each Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was settled.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose a Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. Forward currency contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Futures contracts

The Funds may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, a Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (and if the futures are traded outside the U.S. and the market for such futures is closed prior to the close of the NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The value of each of the Fund’s futures contracts is marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by each Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statements of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Funds to the risk that they may not be able to enter into a closing transaction due to an illiquid market. Futures contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Options

The Funds may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. “Quanto” options are cash-settled options in which the underlying asset (often an index) is denominated in a currency other than the currency in which the option is settled. By purchasing options a Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. A Fund pays a premium for a purchased option. That premium, if any, which is disclosed in the Schedule of Investments, is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. Purchased option contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

The Funds may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies they own or in which they may invest. Writing options alters a Fund’s exposure to the underlying asset by, in the case of a call option, obligating that Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating that Fund to purchase the underlying asset at a set price from the

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option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, a Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that a Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose a Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Written option contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

When an option contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statements of Operations.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions (and if the market of the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The Funds value OTC options using industry models and inputs provided by primary pricing sources.

Swap contracts

The Funds may directly or indirectly use various swap contracts, including, without limitation, swaps on securities and securities indices, total return swaps, interest rate swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps, municipal swaps, dividend swaps, volatility swaps, correlation swaps and other types of available swaps. A swap contract is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap contract and during the term of the transaction, a Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap contract are included in the fair market value of the swap. The Funds do not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses in the Statements of Operations. A liquidation payment received or made at the termination of the swap contract is recorded as realized gain or loss in the Statements of Operations.

Interest rate swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive interest (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal). Basis swaps are interest rate swaps that involve the exchange of two floating interest rate payments and may involve the exchange of two different currencies.

Total return swap contracts involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or futures contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap contract, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap contracts on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap contracts on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap contracts involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Funds price their OTC swap contracts daily using industry standard models that may incorporate quotations from market makers or pricing vendors and record the change in value, if any, as unrealized gain or loss in the Statements of Operations. Gains or losses are realized upon the termination of the swap contracts or reset dates, as appropriate. Cleared swap contracts are valued using the quote (which may be based on a model) published by the relevant clearing house. If an updated quote for a cleared swap contract is not available by the time that a Fund calculates its net asset value on any business day, then that swap contract will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house.

The values assigned to swap contracts may differ significantly from the values realized upon termination, and the differences could be material. Entering into swap contracts involves counterparty credit, legal, and documentation risk that is generally not reflected in the value assigned to the swap contract. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that a Fund has amounts on deposit in excess of amounts owed by that Fund, or that any collateral the other party posts is insufficient or not timely received by a Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. Swap contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Rights and warrants

The Funds may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in the section entitled “Options” above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. Rights and/or warrants outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

As provided by U.S. GAAP, the table below is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Funds (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The following is a summary of the valuations of derivative instruments categorized by risk exposure.

The Effect of Derivative Instruments on the Statements of Assets and Liabilities as of February 28, 2017 and the Statements of Operations for the year ended February 28, 2017^:

The risks referenced in the tables below are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Portfolio valuation” sections for a further discussion of risks.

	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
Foreign Fund
Asset Derivatives
Unrealized Appreciation on Forward Currency Contracts	$—	$—	$75,407	$—	$—	$75,407

Total	$—	$—	$75,407	$—	$—	$75,407

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$—	$—	$75,407	$—	$—	$75,407

Liability Derivatives
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$(59,826)	$—	$—	$(59,826)

Total	$—	$—	$(59,826)	$—	$—	$(59,826)

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$—	$—	$(59,826)	$—	$—	$(59,826)

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
Foreign Fund (continued)
Net Realized Gain (Loss) on
Forward Currency Contracts	$—	$—	$250,809	$—	$—	$250,809

Total	$—	$—	$250,809	$—	$—	$250,809

Change in Net Unrealized Appreciation (Depreciation) on
Forward Currency Contracts	$—	$—	$15,581	$—	$—	$15,581

Total	$—	$—	$15,581	$—	$—	$15,581

Foreign Small Companies Fund
Asset Derivatives
Forward Currency Contracts	$—	$—	$17,435	$—	$—	$17,435

Total	$—	$—	$17,435	$—	$—	$17,435

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$—	$—	$17,435	$—	$—	$17,435

Liability Derivatives
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$(319,478)	$—	$—	$(319,478)

Total	$—	$—	$(319,478)	$—	$—	$(319,478)

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$—	$—	$(319,478)	$—	$—	$(319,478)

Net Realized Gain (Loss) on
Investments (rights and/or warrants)	$—	$(125,063)	$—	$—	$—	$(125,063)
Forward Currency Contracts	—	—	415,637	—	—	415,637

Total	$—	$(125,063)	$415,637	$—	$—	$290,574

Change in Net Unrealized Appreciation (Depreciation) on
Forward Currency Contracts	$—	$—	$(302,043)	$—	$—	$(302,043)

Total	$—	$—	$(302,043)	$—	$—	$(302,043)

International Small Companies Fund
Liability Derivatives
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$(40,193)	$—	$—	$(40,193)

Total	$—	$—	$(40,193)	$—	$—	$(40,193)

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$—	$—	$(40,193)	$—	$—	$(40,193)

Net Realized Gain (Loss) on
Investments (rights and/or warrants)	$—	$25,952	$—	$—	$—	$25,952
Forward Currency Contracts	—	—	209,220	—	—	209,220

Total	$—	$25,952	$209,220	$—	$—	$235,172

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
International Small Companies Fund (continued)
Change in Net Unrealized Appreciation (Depreciation) on
Investments (rights and/or warrants)	$—	$(169)	$—	$—	$—	$(169)
Forward Currency Contracts	—	—	(40,193)	—	—	(40,193)

Total	$—	$(169)	$(40,193)	$—	$—	$(40,362)

^	Because the Funds recognize changes in value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.

Certain Funds are party to International Swaps and Derivatives Association, Inc. Master Agreements, Global Master Repurchase Agreements or other similar types of agreements (collectively, “Master Agreements”) that generally govern the terms of some OTC derivative transactions, repurchase agreements and reverse repurchase agreements. The Master Agreements may include collateral posting terms and netting provisions that apply in the event of a default and/or termination event. Upon the occurrence of such an event, including the bankruptcy or insolvency of the counterparty, the Master Agreements may permit the non-defaulting party to calculate a single net payment to close out applicable transactions. However, there is no guarantee that the terms of a Master Agreement will be enforceable; for example, when bankruptcy or insolvency laws impose restrictions on or prohibitions against the right of offset. Additionally, the netting and close out provisions of a Master Agreement may not extend to the obligations of the counterparty’s affiliates or across varying types of transactions. Because no such event has occurred, the Funds do not presently have a legally enforceable right of set-off, and these amounts have not been offset in the Statements of Assets and Liabilities, but have been presented separately in the table below. Termination events may also include a decline in the net assets of a Fund below a certain level over a specified period of time and may entitle a counterparty to elect to terminate early with respect to some or all the transactions under the Master Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse impact on a Fund’s operations. An estimate of the aggregate net payment, if any, that may need to be made by a Fund in such an event is represented by the unrealized amounts in the tables below. For more information about other uncertainties and risks, see “Investments and other risks” above.

For financial reporting purposes, on the Statements of Assets and Liabilities any cash collateral that has been pledged to cover obligations of the Funds is reported as Due from Broker and any cash collateral received from the counterparty is reported as Due to Broker. Any non-cash collateral pledged by the Funds is noted in the Schedules of Investments. The tables below show the potential effect of netting arrangements made available by the Master Agreements on the financial position of the Funds. For financial reporting purposes, the Funds’ Statements of Assets and Liabilities generally show derivative assets and derivative liabilities (regardless of whether they are subject to netting arrangements) on a gross basis, which reflects the full risks and exposures of the Fund prior to netting. See Note 2 for information on repurchase agreements and reverse repurchase agreements held by the Funds at February 28, 2017, if any.

Foreign Fund

Counterparty	Gross Derivative Assets Subject to Master Agreements	Collateral Received	Derivative Assets/(Liabilities) Available for Offset	Net Amount of Derivative Assets
Goldman Sachs International	$75,407	$—	$—	$75,407

Total	$75,407	$—	$—	$75,407

Counterparty	Gross Derivative Liabilities Subject to Master Agreements	Collateral Pledged	Derivative (Assets)/Liabilities Available for Offset	Net Amount of Derivative Liabilities
Citibank N.A.	$59,826	$—	$—	$59,826

Total	$59,826	$—	$—	$59,826

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

Foreign Small Companies Fund

Counterparty	Gross Derivative Assets Subject to Master Agreements	Collateral Received	Derivative Assets/(Liabilities) Available for Offset	Net Amount of Derivative Assets
Morgan Stanley & Co. International PLC	$17,435	$—	$—	$17,435

Total	$17,435	$—	$—	$17,435

Counterparty	Gross Derivative Liabilities Subject to Master Agreements	Collateral Pledged	Derivative (Assets)/Liabilities Available for Offset	Net Amount of Derivative Liabilities
Citibank N.A.	$153,836	$—	$—	$153,836
Goldman Sachs International	165,642	—	—	165,642

Total	$319,478	$—	$—	$319,478

International Small Companies Fund

Counterparty	Gross Derivative Liabilities Subject to Master Agreements	Collateral Pledged	Derivative (Assets)/Liabilities Available for Offset	Net Amount of Derivative Liabilities
Citibank N.A.	$20,539	$—	$—	$20,539
Goldman Sachs International	19,654	—	—	19,654

Total	$40,193	$—	$—	$40,193

The average derivative activity of notional amounts (forward currency contracts) and market values (rights and/or warrants) outstanding, based on absolute values, at each month-end, was as follows for the year ended February 28, 2017:

Fund Name	Forward Currency Contracts ($)	Rights and/or Warrants ($)
Foreign Fund	3,468,014	23,924	*
Foreign Small Companies Fund	9,483,976	13,435
International Small Companies Fund	1,381,019	41,386

*	During the year ended February 28, 2017, the Fund did not hold this investment type at any month-end; therefore, the average amount outstanding was calculated using daily outstanding absolute values.

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to each Fund. Management fees are paid monthly at the annual rate equal to the percentage of each Fund’s average daily net assets set forth in the table below:

	Foreign Fund	Foreign Small Companies Fund	International Small Companies Fund
Management Fee	0.60%	0.70%	0.60%

In addition, each class of shares of certain Funds pays GMO a shareholder service fee for providing client services and reporting, such as performance information, client account information, personal and electronic access to Fund information, access to analysis and explanations of

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

Fund reports, and assistance in maintaining and correcting client-related information. Shareholder service fees are paid monthly equal to the percentage of each applicable Fund’s average daily net assets set forth in the table below:

Fund Name	Class II	Class III	Class IV
Foreign Fund	0.22%	0.15%	0.09%
Foreign Small Companies Fund		0.15%	0.10%
International Small Companies Fund		0.15%

For each Fund, GMO has contractually agreed to reimburse the Fund for its “Specified Operating Expenses” (as defined below). Any such reimbursements are paid to a Fund concurrently with the Fund’s payment of management fees to GMO.

“Specified Operating Expenses” means: audit expenses, fund accounting expenses, pricing service expenses, expenses of non-investment related tax services, transfer agency expenses, expenses of non-investment related legal services provided to the Funds by or at the direction of GMO, federal securities law filing expenses, printing expenses, state and federal registration fees and custody expenses.

For each Fund that pays GMO a management fee, GMO has contractually agreed to waive or reduce that fee, but not below zero, to the extent necessary to offset the management fees paid to GMO that are directly or indirectly borne by the Fund as a result of the Fund’s direct or indirect investments in other GMO Funds.

For each Fund that charges a shareholder service fee, GMO has contractually agreed to waive or reduce the shareholder service fee charged to holders of each class of shares of the Fund, but not below zero, to the extent necessary to offset the shareholder service fees directly or indirectly borne by the class of shares of the Fund as a result of the Fund’s direct or indirect investments in other GMO Funds.

These contractual waivers and reimbursements will continue through at least June 30, 2017 for each Fund unless the Funds’ Board of Trustees authorizes their modification or termination, or reduces the fee rates paid to GMO under the Fund’s management contract or servicing and supplemental support agreement.

The Funds’ portion of the gross fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any agents unaffiliated with GMO during the year ended February 28, 2017 is shown in the table below and is included in the Statements of Operations.

Fund Name	Independent Trustees and their legal counsel ($)	Agent unaffiliated with GMO ($)
Foreign Fund	2,476	337
Foreign Small Companies Fund	16,162	1,550
International Small Companies Fund	3,187	303

Certain Funds incur fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2017 these indirect fees and expenses expressed as a percentage of each Fund’s average daily net assets were as follows:

Fund Name	Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Total Indirect Expenses
Foreign Fund	<0.001%	0.000%	<0.001%
Foreign Small Companies Fund	<0.001%	0.000%	<0.001%
International Small Companies Fund	<0.001%	0.000%	<0.001%

The Funds are permitted to purchase or sell securities from or to certain other GMO funds under specified conditions outlined in procedures adopted by the Trustees. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effectuated at the current market price. During the year ended February 28, 2017, the Funds did not engage in these transactions.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments and including GMO U.S. Treasury Fund, for the year ended February 28, 2017 are noted in the table below:

	Purchases ($)	Purchases ($)	Sales ($)	Sales ($)

Fund Name	U.S. Government Securities	Investments (Non-U.S. Government Securities)	U.S. Government Securities	Investments (Non-U.S. Government Securities)
Foreign Fund	—	119,359,649	—	151,319,568
Foreign Small Companies Fund	—	462,587,150	—	687,582,892
International Small Companies Fund	—	315,371,817	—	462,261,586

7.	Guarantees

In the normal course of business the Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Funds. Based on experience, GMO is of the view that the risk of loss to the Funds in connection with the Funds’ indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Funds.

8.	Principal shareholders and related parties as of February 28, 2017

Fund Name	Number of shareholders that held more than 10% of the outstanding shares of the Fund	Percentage of outstanding shares of the Fund held by those shareholders owning greater than 10% of the outstanding shares of the Fund	Percentage of the shares of the Fund held by senior management of GMO and GMO Trust officers	Percentage of the Fund’s shares held by accounts for which GMO has investment discretion
Foreign Fund	2	66.25%	1.21%	—
Foreign Small Companies Fund	2	69.60%	<0.01%	—
International Small Companies Fund	2	85.27%	0.09%	—

9.	Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in the Funds’ shares were as follows:

	Year Ended February 28, 2017		Year Ended February 29, 2016

	Shares	Amount	Shares	Amount
Foreign Fund
Class II:
Shares sold	374,261	$4,198,496	67,258	$775,061
Shares issued to shareholders in reinvestment of distributions	158,890	1,778,511	266,995	3,069,952
Shares repurchased	(1,862,117)	(20,992,503)	(2,489,243)	(29,283,704)

Net increase (decrease)	(1,328,966)	$(15,015,496)	(2,154,990)	$(25,438,691)

Class III:
Shares sold	—	$—	2,643,774	$29,943,507
Shares issued to shareholders in reinvestment of distributions	185,880	2,088,090	30,052	358,824
Shares repurchased	(1,501,867)	(16,661,841)	(7,377,328)	(90,109,908)

Net increase (decrease)	(1,315,987)	$(14,573,751)	(4,703,502)	$(59,807,577)

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

	Year Ended February 28, 2017		Year Ended February 29, 2016

	Shares	Amount	Shares	Amount
Foreign Fund (continued)
Class IV:
Shares sold	94,069	$1,100,024	117,380	$1,442,285
Shares issued to shareholders in reinvestment of distributions	7,652	88,611	65,209	775,219
Shares repurchased	(74,523)	(865,990)	(1,914,868)	(21,590,229)

Net increase (decrease)	27,198	$322,645	(1,732,279)	$(19,372,725)

Foreign Small Companies Fund
Class III:
Shares sold	4,911,945	$70,841,467	3,746,746	$48,707,693
Shares issued to shareholders in reinvestment of distributions	529,271	7,195,678	1,083,586	15,250,342
Shares repurchased	(12,753,958)	(181,381,778)	(3,493,135)	(52,371,525)
Purchase premiums	—	4,090	—	538
Redemption fees	—	328,256	—	115,287

Net increase (decrease)	(7,312,742)	$(103,012,287)	1,337,197	$11,702,335

Class IV:
Shares sold	8,926	$123,290	29,565	$413,561
Shares issued to shareholders in reinvestment of distributions	1,147,196	15,561,235	2,608,099	36,602,731
Shares repurchased	(8,423,117)	(118,607,509)	(5,448,901)	(73,901,525)
Purchase premiums	—	11,501	—	1,305
Redemption fees	—	832,379	—	272,304

Net increase (decrease)	(7,266,995)	$(102,079,104)	(2,811,237)	$(36,611,624)

International Small Companies Fund
Class III:#
Shares sold	725,241	$15,784,750	674,669	$15,897,693
Shares issued to shareholders in reinvestment of distributions	284,728	5,807,368	275,878	5,902,470
Shares repurchased	(7,515,899)	(163,567,158)	(872,262)	(20,604,390)
Purchase premiums	—	65,250	—	79,888
Redemption fees	—	803,776	—	103,022

Net increase (decrease)	(6,505,930)	$(141,106,014)	78,285	$1,378,683

#	Shares were adjusted to reflect a 1:3 reverse stock split effective July 15, 2016.

10.	Investments in affiliated issuers

A summary of the Funds’ transactions in the shares of other funds of GMO Trust during the year ended February 28, 2017 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
Foreign Fund
GMO U.S. Treasury Fund	$2,474,385	$7,512,646	$9,970,000	$11,980	$665	$19,226

Foreign Small Companies Fund
GMO U.S. Treasury Fund	$28,295,639	$30,127,166	$51,400,000	$114,815	$12,350	$7,030,375

International Small Companies Fund
GMO U.S. Treasury Fund	$3,326,167	$20,500,000	$22,275,000	$13,964	$945	$1,550,077

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and Shareholders of

GMO Foreign Fund, GMO Foreign Small Companies Fund, and GMO International Small Companies Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the GMO Foreign Fund, GMO Foreign Small Companies Fund, and GMO International Small Companies Fund (the “Funds”) as of February 28, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2017 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 26, 2017

GMO Trust Funds

(A Series of GMO Trust)

Fund Expenses

February 28, 2017 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2017.

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including purchase premium and redemption fees, if applicable; and (2) ongoing costs, including direct and/or indirect management fees, direct and/or indirect shareholder services fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2016 through February 28, 2017.

Actual Expenses

This section of the table for each class below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

This section of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premium and redemption fees. Therefore, this section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual			Hypothetical
	Beginning Account Value September 1, 2016	Ending Account Value February 28, 2017	Expenses Paid During the Period*	Beginning Account Value September 1, 2016	Ending Account Value February 28, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
Foreign Fund
Class II	$1,000.00	$1,060.70	$4.24	$1,000.00	$1,020.68	$4.16	0.83%
Class III	$1,000.00	$1,061.50	$3.88	$1,000.00	$1,021.03	$3.81	0.76%
Class IV	$1,000.00	$1,061.90	$3.58	$1,000.00	$1,021.32	$3.51	0.70%
Foreign Small Companies Fund
Class III	$1,000.00	$1,032.40	$4.33	$1,000.00	$1,020.53	$4.31	0.86%
Class IV	$1,000.00	$1,032.80	$4.08	$1,000.00	$1,020.78	$4.06	0.81%
International Small Companies Fund
Class III	$1,000.00	$1,037.00	$4.04	$1,000.00	$1,020.83	$4.01	0.80%

*	Expenses are calculated using each class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2017, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

GMO Trust Funds

Tax Information for the Tax Year Ended February 28, 2017 (Unaudited)

The following information is being provided in order to meet reporting requirements set forth by the Code and/or to meet state-specific requirements. Shareholders should consult their tax advisors.

With respect to distributions paid, the Funds designate the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year-ended February 28, 2017:

Fund Name	Qualified Dividend Income (non-corporate shareholders)(1)	Foreign Taxes Paid(2) ($)	Foreign Source Income(2) ($)
Foreign Fund	100.00%	—	—
Foreign Small Companies Fund	91.09%	2,355,398	26,687,085
International Small Companies Fund	82.78%	431,283	6,029,107

(1)	Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.
(2)	The Funds expect to elect to treat foreign taxes attributed to foreign source income from certain of its investments, as if incurred directly by the Funds’ shareholders.

In early 2018, the Funds will notify applicable shareholders of amounts for use in preparing 2017 U.S. federal income tax forms.

Trustees and Officers (Unaudited)

The following tables present information regarding each Trustee and officer of the Trust as of February 28, 2017. Each Trustee’s and officer’s year of birth (“YOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Management of the Trust

Independent Trustees

Name and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen	Other Directorships Held in the Past Five Years
Donald W. Glazer YOB: 1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	36	Director, BeiGene Ltd. (biotech research).

Peter Tufano YOB: 1957	Trustee	Since December 2008.	Peter Moores Dean and Professor of Finance, University of Oxford Saïd Business School (as of July 1, 2011); Sylvan C. Coleman Professor of Financial Management, Harvard Business School (1989 – 2011).	36	Trustee of State Street Navigator Securities Lending Trust (5 Portfolios).

Paul Braverman YOB: 1949	Trustee	Since March 2010.	Director of Claren Road Asset Management, LLC (hedge fund) (January 2011 – present); Director of Leerink Swann Holdings, LLC (investment bank) (October 2013 – present); Director of Aesir Capital Management (investment advisor) (November 2012 – present); Director of Kieger (US) Ltd. (investment advisor) (January 2015 – present).	36	Trustee of HIMCO Variable Insurance Trust (27 Portfolios).
Interested Trustee and Officer

Joseph B. Kittredge, Jr.[3] YOB: 1954	Trustee; President of the Trust	Trustee since March 2010; President since March 2009; Chief Executive Officer, March 2009 –June 2015.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray, LLP (1988 –2005).	48	None.

[1]	The Fund Complex includes series of each of GMO Trust and GMO Series Trust. Mr. Kittredge also serves as a Trustee of GMO Series Trust.

[2]	As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. These entities did not pay any legal fees or disbursements to Goodwin during the calendar years ended December 31, 2015 and December 31, 2016. In correspondence with the staff of the SEC (the “Staff”) beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

[3]	Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above and his interest as a member of GMO.

Officers

Name and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years*
Joseph B. Kittredge, Jr. YOB: 1954	Trustee and President	Trustee since March 2010; President since March 2009; Chief Executive Officer, March 2009 – June 2015.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (1988 – 2005).

Sheppard N. Burnett YOB: 1968	Chief Executive Officer	Chief Executive Officer since June 2015; Chief Financial Officer, March 2007 – June 2015; Treasurer, November 2006-June 2015; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Treasury and Tax, Grantham, Mayo, Van Otterloo & Co. LLC (December 2006 – present).

Carly Cushman YOB: 1984	Treasurer, Chief Accounting Officer and Chief Financial Officer	Treasurer and Chief Financial Officer since June 2015; Chief Accounting Officer since May 2014; Assistant Treasurer, September 2013 – June 2015.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (December 2009-present); Senior Accountant, Renaissance HealthCare (February 2009 – December 2009); Auditor/Senior Auditor, Deloitte & Touche (September 2006 – February 2009).

John L. Nasrah YOB: 1977	Assistant Treasurer and Chief Tax Officer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Betty Maganzini YOB: 1972	Assistant Treasurer	Since September 2013.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (July 2010-present); Assistant Treasurer (June 2009 – July 2010), Manager, Fund Administration and Regulatory Affairs (2006 – 2009), Hambrecht & Quist Capital Management LLC.

Mahmoodur Rahman YOB: 1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present).

Cathy Tao YOB: 1974	Assistant Treasurer	Since September 2016	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (October 2007 – present)

Brian Kadehjian YOB: 1974	Assistant Treasurer and Treasury Officer	Assistant Treasurer since February 2015; Treasury Officer since September 2013.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2002 – present).

Douglas Y. Charton YOB: 1982	Chief Legal Officer, Vice President and Clerk	Since August 2015.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (July 2015 –present); Associate, K&L Gates LLP (September 2007 – July 2015).

Megan Bunting YOB: 1978	Vice President and Assistant Clerk	Since September 2013.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2006-present).

Kevin O’Brien YOB: 1985	Vice President and Assistant Clerk	Since March 2016.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (February 2015 – present); Associate, Dechert LLP (October 2010 – February 2015).

Gregory L. Pottle YOB: 1971	Chief Compliance Officer	Chief Compliance Officer since May 2015; Vice President and Assistant Clerk, November 2006 –November 2015.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (May 2015 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (March 2000 – May 2015).

Claire Wilkinson YOB: 1965	Anti-Money Laundering Officer	Since February 2016.	Compliance Associate, GMO UK Limited (April 2013 – present); General Counsel, MVision Private Equity Advisers Limited (November 2009 – January 2013).

*	Each officer of the Trust may also serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser. With the exception of Mr. Kittredge, each officer listed in the table above also serves as an officer of GMO Series Trust.

GMO Trust

Annual Report

February 28, 2017

International Equity Fund

International Large/Mid Cap Equity Fund

Quality Fund

Resources Fund

Risk Premium Fund

Tax-Managed International Equities Fund

U.S. Equity Allocation Fund

For a free copy of the Funds’ proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com or on the Securities and Exchange Commission’s website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds have a policy with respect to disclosure of portfolio holdings under which they may also make a complete schedule of portfolio holdings available on GMO’s website at www.gmo.com.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in these Funds and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

An investment in the Funds is subject to risk, including the possible loss of principal amount invested. There can be no assurance that the Funds will achieve their stated investment objectives. Please see the Funds’ prospectus regarding specific principal risks for each Fund. General risks may include: market risk-equities, management and operational risk, non-U.S. investment risk, small company risk and derivatives risk.

The Funds are distributed by Funds Distributor LLC. Funds Distributor LLC is not affiliated with GMO.

GMO International Equity Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Global Equity team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Although the Fund is not managed relative to any securities market index or benchmark, a discussion of the Fund’s performance relative to the MSCI EAFE Index is included for comparative purposes.

Class III shares of GMO International Equity Fund returned +15.53% (net) for the fiscal year ended February 28, 2017, as compared with +15.75% for the MSCI EAFE Index.

The Fund’s country allocation produced modestly positive returns relative to the benchmark. An underweight position in Australia and an overweight position in Israel made the largest negative impacts on performance, but these were offset by underweight positions in Denmark and Switzerland. The Fund’s modest cash holdings were a drag on relative performance given the strong returns generated by equities.

Sector allocation proved modestly negative relative to the benchmark. The largest negative contribution was from being overweight Telecommunication Services. A positive contribution resulted from an underweight position in Health Care, but the majority of sectors had small losses. Underperformance in Information Technology and Consumer Discretionary was more than offset by good relative returns in other sectors, with Health Care of particular note.

Stock selection was a strong contributor to relative performance. Top stock contributors included overweight positions in Sumitomo Mitsui Financial Group and BASF, as well as having no exposure to Novo Nordisk (a Danish Pharmaceutical company). Top stock detractors included overweight positions in Nippon Telegraph and Telephone Corporation, KDDI Corporation (a Japanese telecoms company), and a lack of exposure to HSBC.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments at the beginning or end of the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is higher than it otherwise would have been in the absence of such fair value adjustments.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

2

GMO International Equity Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $35,000,000 Investment in

GMO International Equity Fund Class III Shares and the MSCI EAFE Index

As of February 28, 2017

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2017. All information is unaudited. Performance for classes may vary due to different fees.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

3

GMO International Equity Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2017 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	98.2%
Preferred Stocks	0.8
Short-Term Investments	0.5
Mutual Funds	0.4
Other	0.1

100.0%

Country Summary*	% of Investments
Japan	27.5%
United Kingdom	16.6
France	9.6
Germany	9.3
Australia	6.6
Switzerland	5.6
Hong Kong	4.8
Spain	3.7
Other Developed	3.1 ‡
Netherlands	2.9
Canada	2.6
Norway	2.1
Italy	1.9
Israel	1.4
Finland	1.3
Austria	1.0

100.0%

&	In the table above, derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation rather than notional amounts.

*	The table above shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap contracts and other derivative financial instruments, if any.

‡	“Other Developed” is comprised of developed countries that each represent between (1.0)% and 1.0% of Investments.

Industry Group Summary	% of Equity Investments#
Insurance	9.0%
Banks	8.6
Energy	8.0
Capital Goods	7.8
Automobiles & Components	7.3
Telecommunication Services	7.2
Pharmaceuticals, Biotechnology & Life Sciences	7.1
Real Estate	6.6
Materials	6.4
Transportation	5.1
Food, Beverage & Tobacco	4.4
Consumer Durables & Apparel	4.0
Utilities	3.1
Retailing	2.5
Media	2.4
Food & Staples Retailing	2.1
Commercial & Professional Services	1.9
Household & Personal Products	1.6
Software & Services	1.4
Technology Hardware & Equipment	1.3
Health Care Equipment & Services	0.9
Diversified Financials	0.8
Consumer Services	0.4
Semiconductors & Semiconductor Equipment	0.1

100.0%

#	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks, if any. This table excludes exposure to derivative contracts, short-term investments, mutual funds and investment funds, if any. For a summary of these exposures, if any, see the Schedule of Investments.

4

GMO International Equity Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2017

Shares	Description	Value ($)
	COMMON STOCKS — 98.2%

	Australia — 6.6%
321,081	Abacus Property Group (REIT)	762,733
3,122,357	Adelaide Brighton Ltd	12,851,752
340,848	BHP Billiton Ltd	6,451,603
2,967,618	BlueScope Steel Ltd	27,754,878
192,289	BT Investment Management Ltd	1,426,027
128,589	Credit Corp Group Ltd	1,620,862
4,078,560	CSR Ltd	13,061,021
5,044,091	Dexus Property Group (REIT)	36,489,784
3,879,911	Downer EDI Ltd	20,862,493
125,824	Elders Ltd *	419,530
8,607,991	Fairfax Media Ltd	6,229,012
1,108,220	Fortescue Metals Group Ltd	5,610,446
3,986,251	GPT Group (The) (REIT)	15,056,645
1,643,877	Investa Office Fund (REIT)	5,885,490
430,924	LendLease Group	5,027,725
1,485,829	Metcash Ltd *	2,461,284
19,191,567	Mirvac Group (REIT)	31,606,486
1,518,586	Nine Entertainment Co Holdings Ltd	1,222,481
3,293,937	OZ Minerals Ltd	23,437,395
581,223	Pact Group Holdings Ltd	2,969,948
1,976,373	Primary Health Care Ltd	4,996,865
10,273,615	Scentre Group (REIT)	34,333,443
1,176,271	Shopping Centres Australasia Property Group (REIT)	2,010,266
394,187	Sigma Pharmaceuticals Ltd	355,020
176,301	Sonic Healthcare Ltd	2,906,719
288,481	Southern Cross Media Group Ltd	286,619
241,293	Star Entertainment Grp Ltd (The)	901,701
2,441,415	Stockland (REIT)	8,830,457
75,035	Tabcorp Holdings Ltd	245,001
364,680	Tassal Group Ltd	1,335,573
26,566,007	Telstra Corp Ltd	98,120,395
69,894	Vicinity Centres (REIT)	154,790
19,738	Virtus Health Ltd	81,876
30,282	Woodside Petroleum Ltd	726,373
657,300	WorleyParsons Ltd *	5,352,566

	Total Australia	381,845,259

	Austria — 1.0%
1,167,625	Immofinanz AG (Entitlement Shares) * (a)	—
79,093	Oesterreichische Post AG *	2,875,902
908,093	OMV AG	34,712,142
493,211	voestalpine AG	20,722,944

	Total Austria	58,310,988

	Belgium — 0.3%
615,191	AGFA-Gevaert NV *	2,513,481
1,134	Barco NV	101,694
499,600	bpost SA	12,406,088

Shares	Description	Value ($)
	Belgium — continued
46,444	D’ieteren SA/NV	2,071,354
7,450	Elia System Operator SA/NV	381,928
90,674	Orange Belgium SA *	2,057,683

	Total Belgium	19,532,228

	Canada — 2.5%
66,000	AGF Management Ltd – Class B	300,632
777,810	Air Canada *	7,835,490
4,200	BRP Inc *	82,311
95,500	Canadian Imperial Bank of Commerce	8,384,472
227,700	Canadian Tire Corp Ltd – Class A	26,109,554
115,500	Cascades Inc	1,152,217
370,300	Celestica Inc *	4,892,911
322,800	CGI Group Inc – Class A *	14,839,759
60,400	Chorus Aviation Inc	325,147
35,400	CI Financial Corp	721,753
69,700	Cogeco Communications Inc	3,767,851
195,500	Corus Entertainment Inc – B Shares	1,870,806
1,825,200	IAMGOLD Corp *	7,200,759
68,800	Industrial Alliance Insurance & Financial Services Inc	2,855,702
22,300	Linamar Corp	990,253
47,100	Martinrea International Inc	292,558
9,300	Medical Facilities Corp	127,226
1,673,200	Metro Inc	48,790,119
98,577	North West Co Inc (The)	2,176,086
6,000	Open Text Corp	197,771
163,200	Toromont Industries Ltd	5,692,709
484,700	Transcontinental Inc – Class A	7,382,534
7,980	Uranium Participation Corp *	26,256
139,300	WestJet Airlines Ltd	2,286,358

	Total Canada	148,301,234

	Denmark — 0.4%
14,104	AP Moeller – Maersk A/S – Class B	22,933,345
22,829	Dfds A/S	1,253,953
12,564	Per Aarsleff Holding A/S	292,973
8,571	Schouw & Co AB	672,728

	Total Denmark	25,152,999

	Finland — 1.3%
24,585	Kesko Oyj – B Shares	1,127,204
138,312	Metso Oyj	4,078,429
595,750	Neste Oyj	20,736,153
11,899	Orion Oyj – Class B	586,414
233,537	Sponda Oyj	977,285
27,313	Tieto Oyj	760,182
1,894,505	UPM-Kymmene Oyj	44,931,370

	Total Finland	73,197,037

See accompanying notes to the financial statements.	5

GMO International Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Shares	Description	Value ($)
	France — 9.6%
1,135,355	Air France-KLM *	8,001,200
22,894	APERAM SA	1,163,798
6,000,903	AXA SA	141,729,426
723,081	BNP Paribas SA	42,307,796
254,886	Christian Dior SE	54,040,992
311,658	Cie Generale des Etablissements Michelin	35,090,904
378,043	CNP Assurances	7,005,433
12,889	Ipsen SA	1,145,028
17,255	IPSOS	555,826
4,612	Legrand SA	260,412
238,372	M6-Metropole Television SA	5,050,158
181,187	Rexel SA	2,931,530
466,796	SCOR SE	16,875,253
52,625	Societe BIC SA	6,512,653
950,106	Societe Generale SA	42,229,914
175,100	STMicroelectronics NV – NY Shares	2,672,026
3,775,354	TOTAL SA	188,374,951

	Total France	555,947,300

	Germany — 8.4%
284,910	ADVA Optical Networking SE *	2,995,843
734,489	Allianz SE (Registered)	127,923,968
960,180	Bayerische Motoren Werke AG	85,740,331
46,024	Bechtle AG	4,793,813
5,852	Cewe Stiftung & Co KGAA	493,762
2,200,132	Daimler AG (Registered)	159,832,955
2,659,587	Deutsche Lufthansa AG (Registered)	38,939,135
9,759	Diebold Nixdorf AG	710,232
5,773	Duerr AG	478,339
20,395	Evonik Industries AG	654,057
7,958	Fraport AG Frankfurt Airport Services Worldwide	497,864
99,204	Hannover Rueck SE	11,191,755
175,179	HeidelbergCement AG	16,355,255
10,674	Henkel AG & Co KGaA	1,151,786
6,881	Indus Holding AG	423,851
57,696	Jenoptik AG	1,284,188
2,151	Koenig & Bauer AG *	121,321
21,181	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	4,001,030
215,662	RHOEN-KLINIKUM AG	5,425,210
1,293	RTL Group SA	99,410
81,942	RWE AG *	1,166,962
6,606	Salzgitter AG	241,050
303,766	Software AG	11,260,874
226,070	STADA Arzneimittel AG	13,671,317
24,977	Talanx AG	892,332

	Total Germany	490,346,640

Shares	Description	Value ($)
	Hong Kong — 4.7%
7,764,100	BOC Hong Kong Holdings Ltd	30,671,424
2,881,600	Champion (REIT)	1,655,153
2,361,100	Dah Sing Banking Group Ltd	4,594,551
469,800	Dah Sing Financial Holdings Ltd	3,460,726
5,255,990	Esprit Holdings Ltd *	4,976,742
4,350,000	Global Brands Group Holding Ltd *	509,808
1,431,530	Henderson Land Development Co Ltd	8,313,496
5,727,000	HKT Trust & HKT Ltd – Class SS	7,639,564
2,921,100	Hongkong Land Holdings Ltd	19,933,911
2,478,900	Hysan Development Co Ltd	11,557,978
4,375,700	Kerry Properties Ltd	13,409,073
7,560,791	Link (REIT)	52,135,613
917,200	Luk Fook Holdings International Ltd	2,663,218
3,770,000	Man Wah Holdings Ltd	2,479,277
1,621,000	Pacific Textiles Holdings Ltd	1,808,439
3,106,700	PCCW Ltd	1,894,006
17,447,100	SJM Holdings Ltd	14,315,461
1,526,200	SmarTone Telecommunications Holdings Ltd	2,070,995
404,000	Swire Pacific Ltd – Class A	4,158,635
162,400	Swire Properties Ltd	488,333
135,500	Techtronic Industries Co Ltd	484,862
435,800	Television Broadcasts Ltd	1,905,938
1,193,200	Value Partners Group Ltd	1,206,069
2,029,000	WH Group Ltd	1,584,106
5,719,900	Wharf Holdings Ltd (The)	45,315,438
2,207,500	Wheelock & Co Ltd	14,337,217
829,075	Xinyi Automobile Glass Hong Kong Enterprises Ltd *	157,944
10,760,600	Xinyi Glass Holdings Ltd	9,756,178
3,383,800	Yue Yuen Industrial Holdings Ltd	12,590,692

	Total Hong Kong	276,074,847

	Ireland — 0.2%
384,710	Smurfit Kappa Group Plc	10,217,778

	Israel — 1.4%
3,778,947	Bank Hapoalim BM	23,293,776
4,636,661	Bank Leumi Le-Israel BM *	20,329,156
149,100	Check Point Software Technologies Ltd *	14,747,481
274,626	El Al Israel Airlines	195,606
8,104,575	Israel Discount Bank Ltd – Class A *	17,938,316
116,840	Mizrahi Tefahot Bank Ltd	1,950,543
10,496	Teva Pharmaceutical Industries Ltd	369,217

	Total Israel	78,824,095

	Italy — 1.9%
474,840	A2A SPA	659,035
324,423	Amplifon SPA	3,472,099
1,800,866	Banca Mediolanum SPA	11,752,195
78,636	De’ Longhi SPA	2,040,897

6	See accompanying notes to the financial statements.

GMO International Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Shares	Description	Value ($)
	Italy — continued
6,787,484	Enel SPA	29,129,790
1,655,969	Eni SPA	25,547,044
14,389	EXOR SPA	681,468
3,381,140	Hera SPA	8,374,131
1,899,842	Iren SPA	3,267,753
51,526	La Doria SPA	461,145
711,078	Recordati SPA	22,565,451
2,430	Reply SPA	323,681
441,225	Societa Cattolica di Assicurazioni SCRL	2,764,591
595,147	Telecom Italia SPA *	480,292
1,378,987	Telecom Italia SPA-RSP *	914,214

	Total Italy	112,433,786

	Japan — 27.3%
19,600	ADEKA Corp	274,516
7,000	Aichi Corp	54,605
47,800	Ain Holdings Inc	3,432,624
236,800	Alfresa Holdings Corp	4,265,888
140,800	Alpine Electronics Inc	2,041,047
83,700	AOKI Holdings Inc	1,029,486
268,400	Aoyama Trading Co Ltd	10,061,618
136,113	Asahi Glass Co Ltd	1,111,035
118,500	Asatsu-DK Inc	3,127,226
127,800	Autobacs Seven Co Ltd	2,024,501
154,900	Brother Industries Ltd	2,917,246
1,691,900	Calsonic Kansei Corp	19,376,667
52,100	Cawachi Ltd	1,395,115
321,600	Central Japan Railway Co	52,645,833
584,700	Coca-Cola West Co Ltd	17,377,633
6,200	Computer Engineering & Consulting Ltd	99,563
199,500	Concordia Financial Group Ltd	1,062,191
439,600	Cosmo Energy Holdings Co Ltd	7,545,096
21,200	Credit Saison Co Ltd	402,739
295,800	Daikyo Inc	619,042
263,500	Daito Trust Construction Co Ltd	36,863,148
556,100	Daiwa House Industry Co Ltd	15,261,195
711,000	Daiwabo Holdings Co Ltd	1,916,767
809,700	DCM Holdings Co Ltd	7,201,399
2,290,200	Denka Co Ltd	11,925,811
144,700	DIC Corp	5,286,764
70,600	Doutor Nichires Holdings Co Ltd	1,360,568
17,300	DTS Corp	399,072
7,500	Ehime Bank Ltd (The)	92,622
116,000	Fuji Electric Co Ltd	640,706
309,500	Fuji Oil Holdings Inc	6,981,616
716,140	FUJIFILM Holdings Corp	27,702,052
280,700	Fujitsu General Ltd	5,494,873
34,400	Fuyo General Lease Co Ltd	1,644,457
170,000	Geo Holdings Corp	2,051,980
232,500	Gunze Ltd	853,831

Shares	Description	Value ($)
	Japan — continued
1,236,700	Hanwa Co Ltd	8,868,752
332,900	Haseko Corp	3,939,480
213,600	Hiroshima Bank Ltd (The)	1,009,256
13,600	Hitachi Capital Corp	351,434
279,400	Hitachi Chemical Co Ltd	7,883,832
31,800	Hitachi High-Technologies Corp	1,324,616
7,200	Hitachi Transport System Ltd	147,478
2,300	Hokuetsu Bank Ltd (The)	55,479
123,600	Horiba Ltd	6,848,261
143,000	Idemitsu Kosan Co Ltd	4,607,685
26,700	Isuzu Motors Ltd	356,833
9,570,200	ITOCHU Corp	138,590,470
28,500	Jafco Co Ltd	973,370
1,140,200	Japan Airlines Co Ltd	37,260,862
748,100	K’s Holdings Corp	13,311,951
762,600	Kaneka Corp	5,965,330
923,000	Kanematsu Corp	1,601,782
5,293,900	KDDI Corp	138,342,959
261,400	Keihin Corp	4,375,482
135,600	Kewpie Corp	3,614,412
61,200	Kohnan Shoji Co Ltd	1,166,302
9,900	Koito Manufacturing Co Ltd	510,518
68,100	Kokuyo Co Ltd	897,813
48,900	Kuraray Co Ltd	742,923
8,200	Kyowa Exeo Corp	113,736
28,900	Mandom Corp	1,362,336
5,707,800	Marubeni Corp	36,951,560
2,400	Maruwa Co Ltd	78,034
914,100	Medipal Holdings Corp	15,084,572
2,749,500	Mitsubishi Chemical Holdings Corp	21,141,506
341,800	Mitsubishi Electric Corp	7,715,850
191,100	Mitsubishi Tanabe Pharma Corp	3,934,086
14,611,000	Mitsubishi UFJ Financial Group Inc	96,663,047
821,500	Mitsubishi UFJ Lease & Finance Co Ltd	4,541,885
3,855,800	Mitsui & Co Ltd	59,022,807
5,111,000	Mitsui Engineering & Shipbuilding Co Ltd	8,411,585
3,600	Mitsui Sugar Co Ltd	86,947
87,000	Namura Shipbuilding Co Ltd	581,301
112,600	NET One Systems Co Ltd	862,179
14,000	Nichias Corp	131,249
5,400	Nichiha Corp	151,335
9,900	Nifco Inc	506,418
127,000	Nippon Corp	2,409,986
136,781	Nippon Electric Glass Co Ltd	849,736
1,021,200	Nippon Light Metal Holdings Co Ltd	2,509,681
21,800	Nippon Paper Industries Co Ltd	396,190
77,900	Nippon Signal Co Ltd	738,721
3,103,200	Nippon Telegraph & Telephone Corp	131,263,259
9,160	Nippon Television Holdings Inc	163,080
81,013	Nipro Corp	1,047,793

See accompanying notes to the financial statements.	7

GMO International Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Shares	Description	Value ($)
	Japan — continued
119,300	Nishi-Nippon Financial Holdings Inc *	1,294,973
2,768,200	Nissan Motor Co Ltd	27,237,468
414,900	Nisshinbo Holdings Inc	4,233,056
40,200	Nissin Electric Co Ltd	472,565
88,500	Nomura Holdings Inc	571,942
1,078,200	NTT DOCOMO Inc	25,615,819
800	NuFlare Technology Inc	45,773
10,500	Okamura Corp	95,476
111,600	Okinawa Electric Power Co (The)	2,578,748
205,800	Onward Holdings Co Ltd	1,524,389
86,400	Open House Co Ltd	2,053,459
452,200	Orient Corp *	837,546
2,958,500	Osaka Gas Co Ltd	11,425,839
12,000	Osaki Electric Co Ltd	116,279
969,500	Otsuka Holdings Co Ltd	44,188,471
124,500	PanaHome Corp	1,158,810
72,000	Pola Orbis Holdings Inc	6,881,546
108,200	Press Kogyo Co Ltd	549,242
26,000	Prima Meat Packers Ltd	104,756
3,200	Relo Group Inc	463,783
297,500	Rengo Co Ltd	1,727,686
43,300	San-A Co Ltd	1,984,540
34,000	Sankyu Inc	217,468
178,000	Sanwa Holdings Corp	1,680,921
1,313,700	Sekisui Chemical Co Ltd	21,700,387
1,508,100	Sekisui House Ltd	24,116,302
89,000	Showa Shell Sekiyu KK	897,472
19,100	Softbank Technology Corp	678,643
14,496,700	Sojitz Corp	37,569,501
85,700	Sumitomo Dainippon Pharma Co Ltd	1,513,848
715,600	Sumitomo Forestry Co Ltd	10,424,001
1,355,800	Sumitomo Heavy Industries Ltd	9,582,286
3,789,800	Sumitomo Mitsui Financial Group Inc	147,640,001
1,356,000	Sumitomo Osaka Cement Co Ltd	5,634,500
1,044,000	Sumitomo Rubber Industries Ltd	17,219,861
165,900	Sundrug Co Ltd	10,922,482
152,300	Suzuken Co Ltd	5,155,549
162,300	T-Gaia Corp	2,772,255
531,000	TIS Inc	12,911,019
244,000	Toho Holdings Co Ltd	5,276,799
9,330	Tokyo Electric Power Co Holdings Inc *	35,832
11,600	Tokyo Seimitsu Co Ltd	377,544
56,000	Toppan Printing Co Ltd	564,550
8,800	Toshiba Plant Systems & Services Corp	123,572
3,458,000	Tosoh Corp	30,083,374
55,500	Towa Pharmaceutical Co Ltd	2,646,420
23,100	Toyoda Gosei Co Ltd	589,248
962,400	Toyota Tsusho Corp	28,699,575
31,900	TPR Co Ltd	1,085,428
222,300	TS Tech Co Ltd	5,813,903

Shares	Description	Value ($)
	Japan — continued
87,400	TSI Holdings Co Ltd	607,688
362,000	Tsubakimoto Chain Co	3,100,557
17,000	Tsumura & Co	504,315
31,900	Tsuruha Holdings Inc	2,951,401
3,827,100	Ube Industries Ltd	9,570,490
6,800	UKC Holdings Corp	132,228
225,800	Valor Holdings Co Ltd	5,602,888
26,600	Warabeya Nichiyo Holdings Co Ltd	596,681
30,500	Yahagi Construction Co Ltd	275,936
438,600	Yamada Denki Co Ltd	2,239,097
147,600	Yamaguchi Financial Group Inc	1,703,182
406,000	Zeon Corp	4,463,137

	Total Japan	1,588,849,198

	Malta — 0.0%
15,984,486	BGP Holdings Plc * (a)	248,929

	Netherlands — 2.9%
115,769	Aalberts Industries NV	3,993,008
102,900	AerCap Holdings NV *	4,661,370
84,116	AVG Technologies NV *	2,077,665
104,679	BinckBank NV	587,745
56,536	Corbion NV	1,456,109
210,719	Heineken Holding NV	16,014,157
2,900,106	ING Groep NV	39,953,581
926,284	Koninklijke Ahold Delhaize NV	19,717,906
56,093	Philips Lighting NV *	1,553,388
4,157,178	PostNL NV *	18,154,900
1,509,213	Wolters Kluwer NV	61,857,325

	Total Netherlands	170,027,154

	New Zealand — 0.5%
550,314	Air New Zealand Ltd	937,283
237,499	Chorus Ltd	707,676
878,078	Fletcher Building Ltd	6,100,262
1,746,432	Fletcher Building Ltd	12,046,852
1,281,609	SKY Network Television Ltd	3,505,916
2,533,240	Spark New Zealand Ltd	6,546,696

	Total New Zealand	29,844,685

	Norway — 2.1%
11,876	Austevoll Seafood ASA	104,845
256,236	Bakkafrost P/F	9,535,805
499,824	BW LPG Ltd	2,442,577
614,388	DNB ASA	10,073,251
3,267,275	Orkla ASA	28,722,017
98,941	Salmar ASA	2,499,931
12,295	SpareBank 1 Nord Norge	86,561
2,334,239	Statoil ASA	41,155,438
1,191,299	Storebrand ASA *	8,043,912

8	See accompanying notes to the financial statements.

GMO International Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Shares	Description	Value ($)
	Norway — continued
1,136,300	Subsea 7 SA *	16,050,704
45,524	Telenor ASA	742,287
16,108	Yara International ASA	611,519

	Total Norway	120,068,847

	Portugal — 0.2%
148,834	Altri SGPS SA	679,512
1,104,709	CTT-Correios de Portugal SA	5,932,970
1,016,279	EDP – Energias de Portugal SA	3,141,858
178,954	Navigator Co SA (The)	676,847
730,139	REN-Redes Energeticas Nacionais SGPS SA	2,032,437

	Total Portugal	12,463,624

	Singapore — 0.7%
7,968,600	CapitaLand Commercial Trust (REIT)	8,862,955
9,300	CapitaLand Mall Trust (REIT)	13,062
333,000	Fortune Real Estate Investment Trust	373,567
54,868,400	Golden Agri-Resources Ltd	14,851,506
1,380,400	Mapletree Greater China Commercial Trust (REIT)	969,885
706,500	Mapletree Industrial Trust (REIT)	839,161
980,400	Mapletree Logistics Trust (REIT)	751,842
170,600	Venture Corp Ltd	1,308,206
17,437,600	Yangzijiang Shipbuilding Holdings Ltd	11,502,856
93,000	Yanlord Land Group Ltd	96,540

	Total Singapore	39,569,580

	Spain — 3.7%
734,404	Ebro Foods SA	14,906,487
3,625,616	Endesa SA	77,114,515
4,780,856	Mapfre SA	14,773,010
7,134,416	Repsol SA	105,541,597
11,674	Viscofan SA	610,551

	Total Spain	212,946,160

	Sweden — 0.4%
484,951	Axfood AB	7,408,555
18,290	Bilia AB – A Shares	408,883
63,284	Castellum AB	856,657
6,511	Granges AB	59,262
32,183	Industrivarden AB – C Shares	636,256
95,027	Intrum Justitia AB	3,435,588
60,408	Klovern AB – B Shares	62,548
146,125	NCC AB – B Shares	3,471,982
262,331	Sandvik AB	3,560,995
35,435	Securitas AB – B Shares	539,875
13,261	Skanska AB – B Shares	315,627
23,199	Swedish Match AB	721,744
53,861	Wihlborgs Fastigheter AB	1,069,721

	Total Sweden	22,547,693

Shares	Description	Value ($)
	Switzerland — 5.6%
82,222	Adecco Group AG (Registered)	5,912,306
58,679	Ascom Holding AG (Registered)	1,019,648
13,484	Autoneum Holding AG	3,587,699
1,774	Banque Cantonale Vaudoise (Registered)	1,213,410
5,696	BKW AG	290,026
343	Bobst Group SA (Registered)	26,097
40,951	Cembra Money Bank AG	3,321,526
10,277	dormakaba Holding AG *	8,490,952
3,408	Emmi AG (Registered) *	2,165,021
28,015	EMS-Chemie Holding AG (Registered)	15,940,316
14,817	Flughafen Zuerich AG (Registered)	2,991,576
2,467	Forbo Holdings AG (Registered) *	3,364,321
16,750	Georg Fischer AG (Registered)	14,517,987
42	Gurit Holding AG *	35,368
6,240	Helvetia Holding AG (Registered)	3,501,851
12,324	Implenia AG (Registered)	920,366
9,576	Kardex AG (Registered) *	966,198
5,439	Komax Holding AG (Registered)	1,416,937
279,667	Kuehne & Nagel International AG (Registered)	39,818,017
403,528	Logitech International SA (Registered)	11,665,138
10,546	Mobilezone Holding AG (Registered)	152,625
4,840	Sika AG	27,238,239
16,291	Swatch Group AG (The) (Registered)	1,055,475
92,903	Swiss Life Holding AG (Registered) *	29,225,257
1,596,286	Swiss Re AG	142,781,046
1,640	Valora Holding AG (Registered)	545,634
61,457	Vontobel Holding AG (Registered)	3,359,269
5,161	Zehnder Group AG – Class RG *	180,351

	Total Switzerland	325,702,656

	United Kingdom — 16.5%
2,714,919	AstraZeneca Plc	156,460,887
3,785,540	Balfour Beatty Plc	12,972,808
67,753	Bellway Plc	2,191,495
874,079	Berkeley Group Holdings Plc (The)	31,945,661
67,143	Bovis Homes Group Plc	650,447
1,501,128	British American Tobacco Plc	94,818,067
776,174	Cairn Energy Plc *	2,141,417
2,311,119	Carillion Plc	6,281,005
12,970,799	Centrica Plc	36,538,594
434,180	Compass Group Plc	8,066,181
587,425	Crest Nicholson Holdings Plc	3,944,355
4,316,811	Debenhams Plc	2,874,156
1,712,745	Direct Line Insurance Group Plc	7,299,852
28,644	Fenner Plc	98,779
7,495,818	Firstgroup Plc *	11,186,331
277,549	Galliford Try Plc	5,225,790
7,290,716	GlaxoSmithKline Plc	149,189,337
133,725	Halfords Group Plc	563,531

See accompanying notes to the financial statements.	9

GMO International Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Shares	Description	Value ($)
	United Kingdom — continued
335,928	Hunting Plc	2,211,600
229,089	IG Group Holdings Plc	1,520,863
717,660	Imperial Brands Plc	33,784,025
1,895,212	Inchcape Plc	17,652,100
2,242,357	Indivior Plc	9,731,088
567,034	Intermediate Capital Group Plc	4,989,504
2,376,448	J Sainsbury Plc	7,888,603
1,058,444	Jupiter Fund Management Plc	5,507,089
8,660,720	Kingfisher Plc	35,326,089
154,003	Mitie Group Plc	395,576
406,874	National Express Group Plc	1,835,106
30,089	Pearson Plc	251,353
1,587,403	Persimmon Plc	40,592,658
57,252	Playtech Plc	634,283
915,297	Reckitt Benckiser Group Plc	83,108,649
5,177,335	Royal Mail Plc	26,646,450
1,856,569	Sage Group Plc (The)	14,878,933
70,646	Savills Plc	750,182
263,438	Spectris Plc	7,938,505
99,119	Victrex Plc	2,350,679
424,573	WH Smith Plc	8,914,375
2,511,170	WM Morrison Supermarkets Plc	7,546,252
4,735,789	WPP Plc	111,416,118

	Total United Kingdom	958,318,773

	TOTAL COMMON STOCKS (COST $5,540,297,155)	5,710,771,490

	PREFERRED STOCKS — 0.8%

	Germany — 0.8%
164,043	Jungheinrich AG	4,961,804
803,420	Porsche Automobil Holding SE	44,339,513

	Total Germany	49,301,317

	TOTAL PREFERRED STOCKS (COST $79,162,336)	49,301,317

	MUTUAL FUNDS — 0.4%

	United States — 0.4%
	Affiliated Issuers — 0.4%
870,715	GMO U.S. Treasury Fund	21,767,868

	TOTAL MUTUAL FUNDS (COST $21,767,868)	21,767,868

Par Value†		Description	Value ($)
		SHORT-TERM INVESTMENTS — 0.5%

		Time Deposits — 0.5%
AUD	4,567,469	Australia and New Zealand Banking Group Ltd. (Melbourne) Time Deposit, 0.74%, due 03/01/17	3,501,878
CAD	15,734	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.05%, due 03/01/17	11,846
DKK	34,345	Brown Brothers Harriman (Grand Cayman) Time Deposit, (0.45)%, due 03/01/17	4,895
NZD	30	Brown Brothers Harriman (Grand Cayman) Time Deposit, 1.05%, due 03/01/17	21
EUR	1,501,132	DnB Nor Bank (Oslo) Time Deposit, (0.58)%, due 03/01/17	1,590,299
SGD	373,742	HSBC Bank (Hong Kong) Time Deposit, 0.01%, due 03/01/17	266,692
	21,433,922	Sumitomo (Tokyo) Time Deposit, 0.36%, due 03/01/17	21,433,922

		Total Time Deposits	26,809,553

		TOTAL SHORT-TERM INVESTMENTS (COST $26,809,553)	26,809,553

		TOTAL INVESTMENTS — 99.9% (Cost $5,668,036,912)	5,808,650,228
		Other Assets and Liabilities (net) — 0.1%	4,735,519

		TOTAL NET ASSETS — 100.0%	$5,813,385,747

Notes to Schedule of Investments:

*	Non-income producing security.

†	Denominated in U.S. Dollar, unless otherwise indicated.

(a)	Investment valued at fair value using methods determined in good faith by the Trustees of GMO Trust or persons acting at their direction pursuant to procedures approved by the Trustees (Note 2).

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 54.

10	See accompanying notes to the financial statements.

This page has been left blank intentionally.

GMO International Large/Mid Cap Equity Fund

(A Series of GMO Trust)

Portfolio Managers

Day-to-day management of the Fund’s portfolio is the responsibility of the Global Equity team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Although the Fund is not managed relative to any securities market index or benchmark, a discussion of the Fund’s performance relative to the MSCI EAFE Index is included for comparative purposes.

Class III shares of GMO International Large/Mid Cap Equity Fund returned +14.70% (net) for the fiscal year ended February 28, 2017, as compared with +15.75% for the MSCI EAFE Index.

The Fund’s allocation among countries was broadly neutral for returns relative to the benchmark. An underweight position in Australia and an overweight position in Israel had the largest negative impact on performance, but these were offset by small gains in other areas of the portfolio. The Fund’s modest cash holdings were a drag on relative performance given the strong returns generated by equities.

Sector allocation proved negative relative to the benchmark. The largest negative contributions were from being overweight Telecommunication Services and an underweight position in Materials. Stock selection was a strong contributor to relative performance. Underperformance in Information Technology, Consumer Discretionary, and Industrials was more than offset by good relative returns in Financials, Health Care, and Telecommunication Services.

Top stock detractors included overweight positions in Royal Ahold (a Dutch retailer), Nippon Telegraph and Telephone Corporation, and Kingfisher Plc (a British multinational retailer). Top stock contributors included overweight positions in Mitsubishi UFJ Financial Group, Sumitomo Mitsui Financial Group, as well as having no exposure to Novo Nordisk (a Danish Pharmaceutical company).

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments at the beginning or end of the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is higher than it otherwise would have been in the absence of such fair value adjustments.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

12

GMO International Large/Mid Cap Equity Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO International Large/Mid Cap Equity Fund Class III Shares and the MSCI EAFE Index

As of February 28, 2017

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2017. All information is unaudited. Performance for classes may vary due to different fees.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

13

GMO International Large/Mid Cap Equity Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2017 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	96.2%
Mutual Funds	1.3
Preferred Stocks	1.2
Short-Term Investments	0.3
Futures Contracts	0.0 ^
Other	1.0

100.0%

Country Summary*	% of Investments
Japan	27.3%
United Kingdom	18.6
France	10.3
Germany	9.0
Switzerland	5.7
Hong Kong	5.5
Netherlands	3.4
Australia	3.2
Spain	3.1
Other Developed	2.8 ‡
United States	2.4
Israel	2.2
Norway	1.8
Canada	1.7
Austria	1.5
Finland	1.5

100.0%

&	In the table above, derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation rather than notional amounts.

*	The table above shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap contracts and other derivative financial instruments, if any.

‡	“Other Developed” is comprised of developed countries that each represent between (1.0)% and 1.0% of Investments.

Industry Group Summary	% of Equity Investments#
Insurance	9.1%
Banks	9.0
Energy	7.8
Pharmaceuticals, Biotechnology & Life Sciences	7.8
Automobiles & Components	7.7
Capital Goods	6.9
Real Estate	6.1
Telecommunication Services	6.0
Materials	5.8
Transportation	5.6
Food, Beverage & Tobacco	5.1
Consumer Durables & Apparel	4.7
Food & Staples Retailing	2.6
Software & Services	2.5
Utilities	2.4
Media	2.3
Commercial & Professional Services	2.2
Retailing	2.1
Household & Personal Products	1.9
Technology Hardware & Equipment	1.6
Diversified Financials	0.4
Consumer Services	0.3
Health Care Equipment & Services	0.1
Semiconductors & Semiconductor Equipment	0.0 ^

100.0%

#	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks, if any. This table excludes exposure to derivative contracts, short-term investments, mutual funds and investment funds, if any. For a summary of these exposures, if any, see the Schedule of Investments.

^	Rounds to 0.0%.

14

GMO International Large/Mid Cap Equity Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2017

Shares	Description	Value ($)
	COMMON STOCKS — 96.2%

	Australia — 3.2%
6,555	Adelaide Brighton Ltd	26,981
1,652	Australia & New Zealand Banking Group Ltd	39,100
27,208	BHP Billiton Ltd	514,996
49,236	BlueScope Steel Ltd	460,484
7,843	CIMIC Group Ltd	227,061
54,050	Dexus Property Group (REIT)	391,007
9,064	Downer EDI Ltd	48,738
5,949	Fairfax Media Ltd	4,305
68,181	Fortescue Metals Group Ltd	345,171
66,306	GPT Group (The) (REIT)	250,447
15,077	LendLease Group	175,908
311	Macquarie Group Ltd	20,623
51,854	Mirvac Group (REIT)	85,398
867	National Australia Bank Ltd	21,266
8,623	OZ Minerals Ltd	61,355
408	Rio Tinto Ltd	19,343
283,632	Scentre Group (REIT)	947,871
1,299	Shopping Centres Australasia Property Group (REIT)	2,220
2,537	Sonic Healthcare Ltd	41,828
62,586	Stockland (REIT)	226,370
8,572	Suncorp Group Ltd	87,090
431,020	Telstra Corp Ltd	1,591,954
2,642	Wesfarmers Ltd	86,475
10,396	Woodside Petroleum Ltd	249,368

	Total Australia	5,925,359

	Austria — 1.5%
1,376	Oesterreichische Post AG *	50,033
46,497	OMV AG	1,777,362
23,936	voestalpine AG	1,005,704

	Total Austria	2,833,099

	Belgium — 0.2%
84	Ageas	3,193
11,494	bpost SA	285,420

	Total Belgium	288,613

	Canada — 1.7%
24,200	Air Canada *	243,786
3,100	Canadian Tire Corp Ltd – Class A	355,466
9,000	CGI Group Inc – Class A *	413,748
8,700	CI Financial Corp	177,380
1,200	IGM Financial Inc	36,781
62,500	Metro Inc	1,822,485
200	Open Text Corp	6,592
1,700	Saputo Inc	58,377

Shares	Description	Value ($)
	Canada — continued
4,500	Transcontinental Inc – Class A	68,540

	Total Canada	3,183,155

	Denmark — 0.8%
858	AP Moeller – Maersk A/S – Class B	1,395,123

	Finland — 1.5%
22,638	Neste Oyj	787,957
84,430	UPM – Kymmene Oyj	2,002,399

	Total Finland	2,790,356

	France — 10.3%
106	Atos SE	12,539
197,503	AXA SA	4,664,629
34,597	BNP Paribas SA	2,024,286
11,522	Christian Dior SE	2,442,897
8,688	Cie Generale des Etablissements Michelin	978,219
1,081	CNP Assurances	20,032
3,950	Renault SA	350,613
1,667	Rexel SA	26,971
18,560	SCOR SE	670,967
365	Societe BIC SA	45,171
41,034	Societe Generale	1,823,862
121,341	TOTAL SA	6,054,427
584	Valeo SA	35,965

	Total France	19,150,578

	Germany — 7.8%
26,856	Allianz SE (Registered)	4,677,437
5,977	Aurubis AG	344,507
36,917	Bayerische Motoren Werke AG	3,296,544
84	Bechtle AG	8,749
483	Covestro AG	36,346
65,491	Daimler AG (Registered)	4,757,724
83,627	Deutsche Lufthansa AG (Registered)	1,224,387
244	Duerr AG	20,217
253	Hannover Rueck SE	28,542
372	HeidelbergCement AG	34,731
349	Henkel AG & Co KGaA	37,659
1,863	RWE AG *	26,532

	Total Germany	14,493,375

	Hong Kong — 5.5%
407,000	BOC Hong Kong Holdings Ltd	1,607,819
34,500	CK Hutchison Holdings Ltd	426,131
34,000	Dah Sing Banking Group Ltd	66,162
47,000	Henderson Land Development Co Ltd	272,949
74,000	HKT Trust & HKT Ltd – Class SS	98,713
91,600	Hongkong Land Holdings Ltd	625,089

See accompanying notes to the financial statements.	15

GMO International Large/Mid Cap Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Shares	Description	Value ($)
	Hong Kong — continued
50,000	Hysan Development Co Ltd	233,127
51,500	Kerry Properties Ltd	157,819
309,500	Link (REIT)	2,134,165
35,000	Pacific Textiles Holdings Ltd	39,047
12,000	Sino Land Co Ltd	20,886
678,000	SJM Holdings Ltd	556,303
65,500	Swire Pacific Ltd – Class A	674,234
2,500	Techtronic Industries Co Ltd	8,946
14,000	WH Group Ltd	10,930
230,000	Wharf Holdings Ltd (The)	1,822,156
99,000	Wheelock & Co Ltd	642,983
626,000	Xinyi Glass Holdings Ltd	567,568
51,500	Yue Yuen Industrial Holdings Ltd	191,625

	Total Hong Kong	10,156,652

	Ireland — 0.1%
8,302	Smurfit Kappa Group Plc	220,498

	Israel — 2.2%
133,737	Bank Hapoalim BM	824,367
30,184	Bank Leumi Le-Israel BM *	132,340
14,548	Bezeq Israeli Telecommunication Corp Ltd	25,982
29,100	Check Point Software Technologies Ltd *	2,878,281
29,401	Israel Discount Bank Ltd – Class A *	65,075
3,665	Teva Pharmaceutical Industries Ltd	128,923
400	Teva Pharmaceutical Industries Ltd Sponsored ADR	14,008

	Total Israel	4,068,976

	Italy — 0.4%
34,779	Banca Mediolanum SPA	226,963
477	De’ Longhi SPA	12,380
12,035	Enel SPA	51,650
27,021	Eni SPA	416,860
787	EXOR SPA	37,273
2,386	Hera SPA	5,909
1,271	Recordati SPA	40,334

	Total Italy	791,369

	Japan — 27.3%
100	Aoyama Trading Co Ltd	3,749
5,000	Asahi Glass Co Ltd	40,813
1,000	Asahi Group Holdings Ltd	35,352
15,000	Asahi Kasei Corp	146,171
1,300	Bandai Namco Holdings Inc	37,448
7,000	Calsonic Kansei Corp	80,168
16,300	Central Japan Railway Co	2,668,306
23,000	Chiba Bank Ltd (The)	160,792
2,200	Coca-Cola West Co Ltd	65,385
4,700	Daicel Corp	57,054

Shares	Description	Value ($)
	Japan — continued
30,100	Daiichi Sankyo Co Ltd	686,374
7,601	Daito Trust Construction Co Ltd	1,063,365
38,300	Daiwa House Industry Co Ltd	1,051,077
8,900	DCM Holdings Co Ltd	79,156
2,200	Fuji Heavy Industries Ltd	82,318
68,000	FUJIFILM Holdings Corp	2,630,407
6,000	Fujitsu Ltd	34,847
36,574	Haseko Corp	432,810
340,500	ITOCHU Corp	4,930,937
42,900	Japan Airlines Co Ltd	1,401,939
28,240	K’s Holdings Corp	502,512
5,000	Kajima Corp	32,588
172,124	KDDI Corp	4,498,034
20,700	Konica Minolta Inc	199,655
238,400	Marubeni Corp	1,543,371
164,100	Mitsubishi Chemical Holdings Corp	1,261,801
5,200	Mitsubishi Electric Corp	117,386
16,300	Mitsubishi Tanabe Pharma Corp	335,560
637,400	Mitsubishi UFJ Financial Group Inc	4,216,893
110,800	Mitsui & Co Ltd	1,696,075
102,600	Nippon Telegraph & Telephone Corp	4,339,911
10,208	Nipro Corp	132,027
150,000	Nissan Motor Co Ltd	1,475,912
3,800	Obayashi Corp	35,355
153,000	Osaka Gas Co Ltd	590,892
78,200	Otsuka Holdings Co Ltd	3,564,248
1,200	Resona Holdings Inc	6,702
59,600	Sekisui Chemical Co Ltd	984,504
81,300	Sekisui House Ltd	1,300,083
449,000	Sojitz Corp	1,163,624
68,000	Sumitomo Chemical Co Ltd	379,336
1,100	Sumitomo Dainippon Pharma Co Ltd	19,431
132,200	Sumitomo Mitsui Financial Group Inc	5,150,142
1,700	Toho Holdings Co Ltd	36,765
200	Tokyo Electron Ltd	19,953
46,400	Toyota Tsusho Corp	1,383,687
2,400	TS Tech Co Ltd	62,768

	Total Japan	50,737,683

	Malta — 0.1%
15,998,662	BGP Holdings Plc * (a)	249,150

	Netherlands — 3.4%
7,600	AerCap Holdings NV *	344,280
9,793	Heineken Holding NV	744,245
9,431	ING Groep NV	129,927
99,714	Koninklijke Ahold Delhaize NV	2,122,623
116,005	PostNL NV *	506,608
2,196	Randstad Holdings NV	127,896
57,450	Wolters Kluwer NV	2,354,673

	Total Netherlands	6,330,252

16	See accompanying notes to the financial statements.

GMO International Large/Mid Cap Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Shares	Description	Value ($)
	New Zealand — 0.6%
110,523	Fletcher Building Ltd	767,835
151,515	Spark New Zealand Ltd	391,563

	Total New Zealand	1,159,398

	Norway — 1.8%
1,913	Bakkafrost P/F	71,192
117,163	Orkla ASA	1,029,958
71,181	Statoil ASA	1,255,007
27,060	Yara International ASA	1,027,297

	Total Norway	3,383,454

	Portugal — 0.0%
5,802	CTT-Correios de Portugal SA	31,160
12,569	EDP – Energias de Portugal SA	38,858

	Total Portugal	70,018

	Singapore — 0.4%
2,533,400	Golden Agri-Resources Ltd	685,728
135,800	Yangzijiang Shipbuilding Holdings Ltd	89,582

	Total Singapore	775,310

	Spain — 3.1%
90,158	Endesa SA	1,917,603
38,710	Mapfre SA	119,615
246,232	Repsol SA	3,642,585

	Total Spain	5,679,803

	Sweden — 0.1%
1,119	Atlas Copco AB – A Shares	36,554
1,224	Boliden AB	37,272
9,980	Sandvik AB	135,473
580	Swedish Match AB	18,044

	Total Sweden	227,343

	Switzerland — 5.7%
17,691	Adecco Group AG (Registered)	1,272,100
1,138	EMS-Chemie Holding AG (Registered)	647,513
68	Forbo Holdings AG (Registered) *	92,734
9,484	Kuehne & Nagel International AG (Registered)	1,350,299
174	LafargeHolcim Ltd (Registered) *	9,897
175	Sika AG	984,854
89	Swatch Group AG (The) (Registered)	5,766
4,909	Swiss Life Holding AG (Registered) *	1,544,264
51,614	Swiss Re AG	4,616,654

	Total Switzerland	10,524,081

	United Kingdom — 18.5%
6,038	3i Group Plc	51,593
86,220	AstraZeneca Plc	4,968,862

Shares	Description	Value ($)
	United Kingdom — continued
4,928	Bellway Plc	159,398
30,250	Berkeley Group Holdings Plc (The)	1,105,571
6,072	Bovis Homes Group Plc	58,822
84,807	British American Tobacco Plc	5,356,796
26,900	Carillion Plc	73,107
597,994	Centrica Plc	1,684,542
8,056	Crest Nicholson Holdings Plc	54,093
16,988	Direct Line Insurance Group Plc	72,404
3,301	Galliford Try Plc	62,152
210,649	GlaxoSmithKline Plc	4,310,494
2,198	Hammerson Plc (REIT)	16,047
30,983	Henderson Group Plc	85,835
3,748	IG Group Holdings Plc	24,882
23,748	Imperial Brands Plc	1,117,943
29,206	Inchcape Plc	272,026
25,363	Indivior Plc	110,067
6,704	Intermediate Capital Group Plc	58,991
155,213	J Sainsbury Plc	515,228
870	Johnson Matthey Plc	33,082
5,996	Jupiter Fund Management Plc	31,197
538,442	Kingfisher Plc	2,196,244
5,410	Mondi Plc	126,094
61,318	Persimmon Plc	1,568,008
36,848	Reckitt Benckiser Group Plc	3,345,786
207,001	Royal Mail Plc	1,065,382
133,847	Sage Group Plc (The)	1,072,678
1,885	Smiths Group Plc	34,978
22,567	WH Smith Plc	473,819
54,110	WM Morrison Supermarkets Plc	162,605
176,731	WPP Plc	4,157,846

	Total United Kingdom	34,426,572

	TOTAL COMMON STOCKS (COST $170,485,486)	178,860,217

	PREFERRED STOCKS — 1.2%

	Germany — 1.2%
2,437	Jungheinrich AG	73,712
39,437	Porsche Automobil Holding SE	2,176,467

	Total Germany	2,250,179

	TOTAL PREFERRED STOCKS (COST $3,493,034)	2,250,179

	MUTUAL FUNDS — 1.3%

	United States — 1.3%
	Affiliated Issuers — 1.3%
96,320	GMO U.S. Treasury Fund	2,408,002

	TOTAL MUTUAL FUNDS (COST $2,407,998)	2,408,002

See accompanying notes to the financial statements.	17

GMO International Large/Mid Cap Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Par Value†		Description	Value ($)
		SHORT-TERM INVESTMENTS — 0.3%

		Time Deposits — 0.3%
AUD	150,617	Australia and New Zealand Banking Group Ltd. (Melbourne) Time Deposit, 0.74%, due 03/01/17	115,479
CAD	850	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.05%, due 03/01/17	640
	363,862	Sumitomo (Tokyo) Time Deposit, 0.36%, due 03/01/17	363,862

		Total Time Deposits	479,981

		TOTAL SHORT-TERM INVESTMENTS (COST $479,981)	479,981

		TOTAL INVESTMENTS — 99.0% (Cost $176,866,499)	183,998,379
		Other Assets and Liabilities (net) — 1.0%	1,851,849

		TOTAL NET ASSETS — 100.0%	$185,850,228

A summary of outstanding financial instruments at February 28, 2017 is as follows:

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
23	Mini MSCI Emerging Markets	March 2017	$2,007,325	$18,330

+	Buys - Fund is long the futures contract. Sales - Fund is short the futures contract.

As of February 28, 2017, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

*	Non-income producing security.

†	Denominated in U.S. Dollar, unless otherwise indicated.

(a)	Investment valued at fair value using methods determined in good faith by the Trustees of GMO Trust or persons acting at their direction pursuant to procedures approved by the Trustees (Note 2).

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 54.

18	See accompanying notes to the financial statements.

This page has been left blank intentionally.

GMO Quality Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Focused Equity team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Although GMO does not manage the Fund to, or control the Fund’s risk relative to, any index or securities benchmark, a discussion of the Fund’s performance relative to the S&P 500 Index is included for comparative purposes. Please note that there are significant differences between the Fund’s portfolio holdings and those companies held in the S&P 500.

Class III shares of GMO Quality Fund returned +20.25% (net) for the fiscal year ended February 28, 2017, as compared with +24.98 for the S&P 500 Index.

Stock selection had a negative impact on returns relative to the S&P 500 Index. Stock selections in Information Technology and Consumer Discretionary were among the detractors, while selections in Health Care had a positive impact. Overweight positions in Coca-Cola and Nestle, as well as a lack of exposure to Bank of America and JP Morgan detracted from relative returns. Overweight positions in American Express and UnitedHealth, as well as not owning Exxon added to relative returns.

Sector selection detracted from returns relative to the S&P 500 Index. An underweight position in Financials and an overweight position in Consumer Staples had a negative impact on relative performance. Sector weightings adding to relative performance included an overweight position in Information Technology and an underweight position in Consumer Discretionary.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments at the beginning or end of the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is higher than it otherwise would have been in the absence of such fair value adjustments.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

20

GMO Quality Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Quality Fund Class III Shares and the S&P 500 Index

As of February 28, 2017

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2017. All information is unaudited. Performance for classes may vary due to different fees.

For S&P disclaimers please visit http://www.gmo.com/America/_Disclaimers/_BenchmarkDisclaimers.htm.

21

GMO Quality Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2017 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	97.5%
Mutual Funds	2.8
Short-Term Investments	0.2
Other	(0.5)

100.0%

Country Summary*	% of Investments
United States	86.0%
United Kingdom	6.5
Switzerland	2.4
Netherlands	2.1
Other Developed	1.5 ‡
Taiwan	1.5

100.0%

&	In the table above, derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation rather than notional amounts.

*	The table above shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap contracts and other derivative financial instruments, if any.

‡	“ Other Developed” is comprised of developed countries that each represent between (1.0)% and 1.0% of Investments.

Industry Group Summary	% of Equity Investments#
Software & Services	26.6%
Health Care Equipment & Services	13.7
Food, Beverage & Tobacco	9.9
Capital Goods	9.4
Technology Hardware & Equipment	8.5
Pharmaceuticals, Biotechnology & Life Sciences	6.3
Household & Personal Products	5.7
Semiconductors & Semiconductor Equipment	5.5
Diversified Financials	3.2
Food & Staples Retailing	2.6
Consumer Durables & Apparel	2.4
Consumer Services	2.3
Materials	1.8
Energy	1.2
Retailing	0.9

100.0%

#	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks, if any. This table excludes exposure to derivative contracts, short-term investments, mutual funds and investment funds, if any. For a summary of these exposures, if any, see the Schedule of Investments.

22

GMO Quality Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2017

Shares	Description	Value ($)
	COMMON STOCKS — 97.5%

	Capital Goods — 9.2%
1,419,439	3M Co.	264,512,458
1,845,525	Emerson Electric Co.	110,916,052
528,619	Honeywell International, Inc.	65,813,066
920,708	Illinois Tool Works, Inc.	121,542,663
330,599	Rockwell Automation, Inc.	49,953,509
1,324,293	United Technologies Corp.	149,049,177
132,466	WW Grainger, Inc.	32,846,269

	Total Capital Goods	794,633,194

	Consumer Durables & Apparel — 2.3%
414,192	LVMH Moet Hennessy Louis Vuitton SE	83,203,075
1,270,628	Nike, Inc. – Class B	72,629,097
859,911	VF Corp.	45,102,332

	Total Consumer Durables & Apparel	200,934,504

	Consumer Services — 2.3%
4,298,708	Compass Group Plc	79,861,202
905,036	McDonald’s Corp.	115,527,845

	Total Consumer Services	195,389,047

	Diversified Financials — 3.1%
3,331,693	American Express Co.	266,735,342

	Energy — 1.2%
1,285,906	Schlumberger Ltd.	103,335,406

	Food & Staples Retailing — 2.5%
885,081	Costco Wholesale Corp.	156,818,652
758,673	CVS Health Corp.	61,133,870

	Total Food & Staples Retailing	217,952,522

	Food, Beverage & Tobacco — 9.6%
2,937,026	British American Tobacco Plc	185,515,901
4,240,021	Coca-Cola Co. (The)	177,911,281
2,202,373	Nestle SA (Registered)	162,531,051
506,108	PepsiCo, Inc.	55,864,201
2,270,530	Philip Morris International, Inc.	248,282,456

	Total Food, Beverage & Tobacco	830,104,890

	Health Care Equipment & Services — 13.4%
3,516,455	Abbott Laboratories	158,521,791
246,846	Anthem, Inc.	40,685,158
392,999	Becton Dickinson and Co.	71,938,467
865,650	Cerner Corp. *	47,645,376
344,300	Humana, Inc.	72,733,375
34,415	Intuitive Surgical, Inc. *	25,363,855
2,881,435	Medtronic Plc	233,136,906
814,245	Stryker Corp.	104,679,337
2,107,896	UnitedHealth Group, Inc.	348,603,841

Shares	Description	Value ($)
	Health Care Equipment & Services — continued
456,267	Zimmer Biomet Holdings, Inc.	53,419,740

	Total Health Care Equipment & Services	1,156,727,846

	Household & Personal Products — 5.6%
1,101,611	Reckitt Benckiser Group Plc	100,025,911
3,895,234	Unilever NV CVA	184,392,914
4,090,368	Unilever Plc	194,053,298

	Total Household & Personal Products	478,472,123

	Materials — 1.8%
1,352,515	Monsanto Co.	153,956,782

	Pharmaceuticals, Biotechnology & Life Sciences — 6.1%
728,953	Eli Lilly & Co.	60,364,598
2,928,340	Johnson & Johnson	357,872,432
580,728	Novartis AG (Registered) *	45,350,150
1,929,243	Pfizer, Inc.	65,825,771

	Total Pharmaceuticals, Biotechnology & Life Sciences	529,412,951

	Retailing — 0.8%
295,462	Genuine Parts Co.	28,278,668
556,449	TJX Cos, Inc. (The)	43,653,424

	Total Retailing	71,932,092

	Semiconductors & Semiconductor Equipment — 5.3%
755,664	Analog Devices, Inc.	61,911,552
3,729,349	QUALCOMM, Inc.	210,633,631
20,700,577	Taiwan Semiconductor Manufacturing Co., Ltd.	126,822,745
778,537	Texas Instruments, Inc.	59,651,505

	Total Semiconductors & Semiconductor Equipment	459,019,433

	Software & Services — 26.0%
1,693,033	Accenture Plc – Class A	207,396,543
418,365	Alphabet, Inc. – Class A *	353,489,140
299,407	Alphabet, Inc. – Class C *	246,474,837
205,400	Automatic Data Processing, Inc.	21,078,148
2,815,779	Cognizant Technology Solutions Corp. – Class A *	166,891,221
293,169	Intuit, Inc.	36,775,119
708,807	MasterCard, Inc. – Class A	78,294,821
9,317,787	Microsoft Corp.	596,152,012
10,225,399	Oracle Corp.	435,499,743
546,576	SAP SE	50,914,804
1,544,500	Teradata Corp. *	48,033,950

	Total Software & Services	2,241,000,338

	Technology Hardware & Equipment — 8.3%
542,979	Amphenol Corp. – Class A	37,579,577
3,147,117	Apple, Inc.	431,123,558

See accompanying notes to the financial statements.	23

GMO Quality Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Shares	Description	Value ($)
	Technology Hardware & Equipment — continued
7,259,296	Cisco Systems, Inc.	248,122,737

	Total Technology Hardware & Equipment	716,825,872

	TOTAL COMMON STOCKS (COST $6,713,021,525)	8,416,432,342

	MUTUAL FUNDS — 2.8%

	Affiliated Issuers — 2.8%
9,617,981	GMO U.S. Treasury Fund	240,449,520

	TOTAL MUTUAL FUNDS (COST $240,432,540)	240,449,520

	SHORT-TERM INVESTMENTS — 0.2%

	Money Market Funds — 0.2%
18,256,935	State Street Institutional Treasury Money Market Fund-Premier Class, 0.42% (a)	18,256,935

	TOTAL SHORT-TERM INVESTMENTS (COST $18,256,935)	18,256,935

	TOTAL INVESTMENTS — 100.5% (Cost $6,971,711,000)	8,675,138,797
	Other Assets and Liabilities (net) — (0.5%)	(42,936,840)

	TOTAL NET ASSETS — 100.0%	$8,632,201,957

Notes to Schedule of Investments:

*	Non-income producing security.

(a)	The rate disclosed is the 7 day net yield as of February 28, 2017.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 54.

24	See accompanying notes to the financial statements.

This page has been left blank intentionally.

GMO Resources Fund

(A Series of GMO Trust)

Portfolio Managers

Day-to-day management of the Fund’s portfolio is the responsibility of the Focused Equity team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Although the Fund is not managed relative to any securities market index or benchmark, a discussion of the Fund’s performance relative to the MSCI ACWI Commodity Producers Index is included for comparative purposes.

Class III shares of GMO Resources Fund returned +51.75% (net) for the period ended February 28, 2017, as compared with +32.75% for the MSCI ACWI Commodity Producers Index.

Sector allocation was positive for the period. Positive contributions from the Fund’s overweight position in Industrial Metals and underweight position in Energy more than offset the negative impact from an overweight position in Agriculture.

Country allocation had a positive impact on performance relative to the benchmark. The Fund’s overweight in Emerging Markets and underweight in the United States were among the top contributors to relative returns.

Stock selection also added to relative returns. Contributors include overweight positions in mining companies Anglo American and Teck Resources. Detractors from relative performance included overweight positions in agriculture companies Ros Agro and Adecoagro.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments at the beginning or end of the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is higher than it otherwise would have been in the absence of such fair value adjustments.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

26

GMO Resources Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Resources Fund Class III Shares and the MSCI ACWI Commodity Producers

As of February 28, 2017

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .30% on the purchase and .30% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for classes may vary due to different fees.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

27

GMO Resources Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2017 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	86.1%
Preferred Stocks	10.5
Mutual Funds	2.9
Short-Term Investments	0.3
Other	0.2

100.0%

Country Summary*	% of Equity Investments
United Kingdom	24.2%
United States	15.4
Russia	12.5
Norway	6.6
Brazil	4.9
Chile	4.7
Other Emerging	4.0 †
Canada	3.9
Japan	2.9
Poland	2.1
Other Developed	2.0 ‡
Spain	1.9
France	1.8
Australia	1.8
Argentina	1.6
Israel	1.6
South Africa	1.5
Thailand	1.4
Germany	1.4
Singapore	1.4
Italy	1.2
Ukraine	1.2

100.0%

&	In the table above, derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation rather than notional amounts.

*	The table above shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap contracts and other derivative financial instruments, if any.

†	“Other Emerging” is comprised of emerging countries that each represent between (1.0)% and 1.0% of Investments.

‡	“ Other Developed” is comprised of developed countries that each represent between (1.0)% and 1.0% of Investments.

Industry Group Summary	% of Equity Investments#
Materials	46.7%
Energy	37.5
Food, Beverage & Tobacco	8.6
Utilities	2.9
Semiconductors & Semiconductor Equipment	2.5
Capital Goods	1.8

100.0%

#	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks, if any. This table excludes exposure to derivative contracts, short-term investments, mutual funds and investment funds, if any. For a summary of these exposures, if any, see the Schedule of Investments.

28

GMO Resources Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2017

Shares	Description	Value ($)
	COMMON STOCKS — 86.1%

	Argentina — 1.6%
282,100	Adecoagro SA *	3,306,212

	Australia — 1.8%
633,685	Beach Energy Ltd	341,473
153,655	Sandfire Resources NL	756,594
186,798	Santos Ltd *	543,021
31,863	Woodside Petroleum Ltd	764,297
162,650	WorleyParsons Ltd *	1,324,501

	Total Australia	3,729,886

	Austria — 1.0%
53,239	OMV AG	2,035,078

	Brazil — 0.7%
80,000	Cosan SA Industria e Comercio	1,022,635
85,800	Sao Martinho SA	524,086

	Total Brazil	1,546,721

	Canada — 3.8%
5,751	Agrium Inc	554,446
35,400	Ensign Energy Services Inc	211,622
244,834	First Quantum Minerals Ltd	2,547,512
49,800	Potash Corp of Saskatchewan Inc	863,870
198,998	Teck Resources Ltd – Class B	3,977,863

	Total Canada	8,155,313

	China — 0.5%
3,550,000	Century Sunshine Group Holdings Ltd	155,255
892,000	China Oilfield Services Ltd – Class H	888,460

	Total China	1,043,715

	Colombia — 0.4%
2,045,784	Ecopetrol SA *	922,154

	Czech Republic — 0.9%
108,880	CEZ AS	1,921,592

	France — 1.8%
106,406	Electricite de France SA	1,043,203
56,443	TOTAL SA	2,816,278

	Total France	3,859,481

	Germany — 1.4%
6,636	Aurubis AG *	382,491
106,723	K+S AG (Registered)	2,492,434

	Total Germany	2,874,925

	Greece — 0.1%
34,741	Mytilineos Holdings SA *	260,744

Shares	Description	Value ($)
	Hungary — 0.6%
18,126	MOL Hungarian Oil & Gas Plc	1,242,706

	India — 0.7%
179,307	Cairn India Ltd	762,239
268,072	Oil & Natural Gas Corp Ltd	776,810

	Total India	1,539,049

	Indonesia — 0.0%
27,969,700	Energi Mega Persada Tbk PT *	104,846

	Israel — 1.6%
495,874	Israel Chemicals Ltd	2,112,887
6,568	Israel Corp Ltd (The) *	1,188,592

	Total Israel	3,301,479

	Italy — 1.3%
248,608	CNH Industrial NV	2,302,419
945,797	Saipem SPA *	431,778

	Total Italy	2,734,197

	Japan — 2.9%
22,400	Asahi Holdings Inc	387,682
80,000	Dowa Holdings Co Ltd	647,219
53,200	Inpex Corp	528,978
18,700	Japan Petroleum Exploration Co Ltd	451,344
65,300	Mitsubishi Materials Corp	2,168,011
308,000	Mitsui Mining & Smelting Co Ltd	1,015,075
900	Nittetsu Mining Co Ltd	46,361
61,000	Sumitomo Metal Mining Co Ltd	847,439

	Total Japan	6,092,109

	Kazakhstan — 0.0%
8,156	KazMunaiGas Exploration Production JSC GDR (Registered Shares) *	84,203

	Netherlands — 0.7%
28,099	Fugro NV CVA *	448,333
65,361	SBM Offshore NV	1,006,061

	Total Netherlands	1,454,394

	Norway — 6.5%
173,731	Austevoll Seafood ASA	1,533,753
9,553	Bakkafrost P/F	355,514
68,983	Fred Olsen Energy ASA *	188,218
138,585	Grieg Seafood ASA	1,281,513
8,577	Leroy Seafood Group ASA	452,885
43,631	Ocean Yield ASA	312,162
146,717	Petroleum Geo-Services ASA *	411,802
7,209	Prosafe SE *	33,376
24,942	Salmar ASA	630,207

See accompanying notes to the financial statements.	29

GMO Resources Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Shares	Description	Value ($)
	Norway — continued
151,222	Statoil ASA	2,666,226
112,133	Subsea 7 SA *	1,583,925
53,311	TGS Nopec Geophysical Co ASA	1,169,539
86,917	Yara International ASA	3,299,688

	Total Norway	13,918,808

	Poland — 2.1%
140,406	KGHM Polska Miedz SA	4,445,383

	Russia — 10.7%
1,086,830	Gazprom Neft PJSC	4,260,893
209,251	Gazprom PJSC Sponsored ADR	934,006
95,638	Lukoil PJSC Sponsored ADR	5,071,127
26,344	Novatek PJSC Sponsored GDR (Registered)	3,414,724
55,325	PhosAgro PJSC GDR (Registered)	762,395
302,262	Ros Agro Plc GDR (Registered)	4,230,303
356,158	Rosneft Oil Co PJSC GDR (Registered)	2,020,687
9	Surgutneftegas OJSC	4
53,906	Tatneft PJSC Sponsored ADR	1,890,322
55,853	TMK PJSC GDR (Registered)	290,250

	Total Russia	22,874,711

	Singapore — 1.3%
956,800	Ezion Holdings Ltd *	252,091
2,725,600	Ezra Holdings Ltd *	36,930
428,200	First Resources Ltd	574,575
6,613,600	Golden Agri-Resources Ltd	1,790,137
569,600	Indofood Agri Resources Ltd	210,956

	Total Singapore	2,864,689

	South Africa — 1.5%
117,091	African Rainbow Minerals Ltd	904,018
69,060	Sasol Ltd	1,964,479
39,531	Tongaat Hulett Ltd	381,744

	Total South Africa	3,250,241

	South Korea — 0.3%
16,023	Poongsan Corp	579,724
466	Poongsan Holdings Corp	20,010

	Total South Korea	599,734

	Spain — 1.9%
102,385	Endesa SA	2,177,663
120,482	Iberdrola SA	799,974
66,188	Repsol SA	979,139

	Total Spain	3,956,776

	Sweden — 0.3%
11,273	Boliden AB	343,272

Shares	Description	Value ($)
	Sweden — continued
42,212	Tethys Oil AB	331,377

	Total Sweden	674,649

	Thailand — 1.5%
438,464	PTT Exploration & Production Pcl (Foreign Registered)	1,166,785
174,494	PTT Pcl (Foreign Registered)	1,984,293

	Total Thailand	3,151,078

	Turkey — 0.3%
295,694	Gubre Fabrikalari TAS	400,256
544,724	Koza Anadolu Metal Madencilik Isletmeleri AS *	309,860

	Total Turkey	710,116

	Ukraine — 1.2%
127,223	Kernel Holding SA	2,454,785

	United Arab Emirates — 0.1%
1,300,490	Dana Gas PJSC *	162,805

	United Kingdom — 24.1%
85,496	Amec Foster Wheeler Plc	467,386
542,762	Anglo American Plc *	8,522,153
454,583	BHP Billiton Plc	7,326,942
348,817	BP Plc	1,966,864
672,167	EnQuest Plc *	403,278
2,446,711	Glencore Plc *	9,753,971
35,690	Hunting Plc	234,967
20,148	John Wood Group Plc	189,099
75,585	Petrofac Ltd	837,264
309,350	Premier Oil Plc *	267,270
268,578	Rio Tinto Plc	11,007,988
209,261	Royal Dutch Shell Plc A Shares (London)	5,415,210
169,999	Royal Dutch Shell Plc B Shares (London)	4,601,634
10,375	TechnipFMC Plc *	334,629

	Total United Kingdom	51,328,655

	United States — 12.5%
8,932	Apache Corp.	469,734
36,700	Atwood Oceanics, Inc. *	385,717
133,047	Chesapeake Energy Corp. *	725,106
5,409	ConocoPhillips	257,306
236,808	Denbury Resources, Inc. *	641,750
13,700	Devon Energy Corp.	594,032
60,100	Diamond Offshore Drilling, Inc. *	1,012,084
184,900	Ensco Plc – Class A	1,800,926
30,300	First Solar, Inc. *	1,096,557
363,944	Freeport-McMoRan, Inc. *	4,876,849
42,000	Joy Global, Inc.	1,183,980

30	See accompanying notes to the financial statements.

GMO Resources Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Shares	Description	Value ($)
	United States — continued
87,204	Mosaic Co. (The)	2,719,893
16,800	Murphy Oil Corp.	475,272
45,700	Nabors Industries Ltd.	669,048
29,200	National Oilwell Varco, Inc.	1,180,264
208,600	Noble Corp Plc	1,393,448
43,500	Northern Oil and Gas, Inc. *	130,500
24,000	Oasis Petroleum, Inc. *	339,840
71,800	Rowan Cos., Plc – Class A *	1,301,016
24,258	SM Energy Co.	597,960
276,455	SolarEdge Technologies, Inc. *	4,050,066
14,600	Southwestern Energy Co. *	109,646
28,400	Tidewater, Inc. *	38,624
22,400	Unit Corp. *	607,936

	Total United States	26,657,554

	TOTAL COMMON STOCKS (COST $146,200,779)	183,258,788

	PREFERRED STOCKS — 10.5%

	Brazil — 4.1%
1,170,300	Bradespar SA	8,778,656

	Chile — 4.7%
27,714	Sociedad Quimica y Minera de Chile SA – Class B	870,344
287,378	Sociedad Quimica y Minera de Chile SA Sponsored ADR	9,052,407

	Total Chile	9,922,751

	Russia — 1.7%
21,740	Bashneft PJSC	479,873
4,491,384	Surgutneftegas OJSC	2,448,817
201,481	Tatneft PJSC	731,515

	Total Russia	3,660,205

	TOTAL PREFERRED STOCKS (COST $11,909,647)	22,361,612

	MUTUAL FUNDS — 2.9%

	United States — 2.9%
	Affiliated Issuers — 2.9%
246,003	GMO U.S. Treasury Fund	6,150,081

	TOTAL MUTUAL FUNDS (COST $6,149,300)	6,150,081

Par Value†		Description	Value ($)
		SHORT-TERM INVESTMENTS — 0.3%

		Time Deposits — 0.3%
	546,928	Barclays (London) Time Deposit, 0.36%, due 03/01/17	546,928
CAD	5,815	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.05%, due 03/01/17	4,378
NOK	49,184	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.05%, due 03/01/17	5,867

		Total Time Deposits	557,173

		TOTAL SHORT-TERM INVESTMENTS (COST $557,173)	557,173

		TOTAL INVESTMENTS — 99.8% (Cost $164,816,899)	212,327,654
		Other Assets and Liabilities (net) — 0.2%	493,714

		TOTAL NET ASSETS — 100.0%	$212,821,368

Notes to Schedule of Investments:

†	Denominated in U.S. Dollar, unless otherwise indicated.
*	Non-income producing security.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 54.

See accompanying notes to the financial statements.	31

GMO Risk Premium Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Global Equity team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Although the Fund is not managed relative to any securities market index or benchmark, a discussion of the Fund’s performance relative to the MSCI World Index is included for comparative purposes.

Class III shares of GMO Risk Premium Fund returned +19.50% (net) for the fiscal year ended February 28, 2017, as compared with +21.26% for the MSCI World Index.

Because the Fund gains its investment exposure by writing (selling) options on equity indices, the Fund typically benefits (relative to equity markets) when there is depreciation, or modest growth, in equity markets. During periods when equity markets increase sharply, such as during the Fund’s fiscal period, the Fund may tend to underperform the equity markets. The Fund’s geographic exposure during the fiscal year was mainly in the U.S. and Europe, with positions in Europe making the largest positive contribution to performance.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments at the beginning or end of the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is higher than it otherwise would have been in the absence of such fair value adjustments.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

32

GMO Risk Premium Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Risk Premium Fund Class III Shares and the MSCI World Index

As of February 28, 2017

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .15% on the purchase and .15% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for classes may vary due to different fees.

*	For the period from November 15, 2012 to December 14, 2012, no Class III shares were outstanding. Performance for that period is that of Class VI, which has lower expenses. Therefore, the performance shown is higher than it would have been if Class III expenses had been applied throughout.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

33

GMO Risk Premium Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2017 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Short-Term Investments	98.5%
Written Options	(0.7)
Other	2.2

100.0%

&	In the table above, derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation rather than notional amounts.

34

GMO Risk Premium Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2017

Par Value†	Description	Value ($)
	SHORT-TERM INVESTMENTS — 98.5%

	U.S. Government — 98.5%
45,800,000	U.S. Treasury Bill, 0.40%, due 03/16/17 (a)(b)	45,791,939
10,400,000	U.S. Treasury Bill, 0.41%, due 03/23/17 (a)	10,397,338
35,400,000	U.S. Treasury Bill, 0.63%, due 07/20/17 (a)(b)	35,313,234
7,000,000	U.S. Treasury Bill, 0.71%, due 08/24/17 (a)	6,976,109
20,000,000	U.S. Treasury Bill, 0.81%, due 12/07/17 (a)(b)	19,875,780
20,000,000	U.S. Treasury Bill, 0.82%, due 01/04/18 (a)(b)	19,860,940
20,000,000	U.S. Treasury Bill, 0.82%, due 02/01/18 (a)(b)	19,848,820

	Total U.S. Government	158,064,160

Shares	Description	Value ($)
	Money Market Funds — 0.0%
19,234	State Street Institutional Treasury Money Market Fund-Premier Class, 0.42% (c)	19,234

	TOTAL SHORT-TERM INVESTMENTS (COST $158,099,801)	158,083,394

	TOTAL INVESTMENTS — 98.5% (Cost $158,099,801)	158,083,394
	Other Assets and Liabilities (net) — 1.5%	2,340,333

	TOTAL NET ASSETS — 100.0%	$160,423,727

A summary of outstanding financial instruments at February 28, 2017 is as follows:

Written Options

Index Options

Number of Contracts		Expiration Date	Description	Premiums	Value
Put	3,046	03/17/2017	Euro STOXX 50, Strike 3,275	$1,290,100	$(768,911)
Put	223	03/17/2017	S&P 500 Index, Strike 2,345	523,147	(343,420)

				$1,813,247	$(1,112,331)

As of February 28, 2017, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

†	Denominated in U.S. Dollar, unless otherwise indicated.

(a)	The rate shown represents yield-to-maturity.

(b)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any (Note 4).

(c)	The rate disclosed is the 7 day net yield as of February 28, 2017.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 54.

See accompanying notes to the financial statements.	35

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Portfolio Managers

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation team and the Global Equity team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Although the Fund is not managed relative to any securities market index or benchmark, a discussion of the Fund’s performance relative to the MSCI EAFE Index is included for comparative purposes.

GMO Tax-Managed International Equities Fund returned +15.05% (net) for the fiscal year ended February 28, 2017, as compared with +15.75% for the MSCI EAFE Index. The MSCI EAFE Index (after tax) returned +14.12% for the same period.

The Fund’s exposure to emerging markets was the largest positive contributor to performance relative to the benchmark. Among developed countries, an underweight position in Australia and an overweight position in Israel had the largest negative impacts on performance, but these were largely offset by underweight positions in Denmark and Switzerland. The Fund’s modest cash holdings were a drag on relative performance, given the strong returns generated by equities.

Allocation between sectors proved modestly positive relative to the benchmark, driven by a strong contribution from an underweight position in Health Care. Stock selection was also a modestly positive contributor to relative performance. Underperformance in Information Technology, Consumer Staples, and Consumer Discretionary was countered by strong relative returns in Financials and Materials.

Top stock detractors included overweight positions in KDDI Corporation (a Japanese telecom company), Teva Pharmaceutical Industries Ltd (an Israeli headquartered generics producer), and Next plc (a British multinational retailer). Top stock contributors included overweight positions in Tosoh Corporation (a Japanese chemical company) and Bluescope Steel limited (primarily located in Australasia), as well as having no exposure to BT Group plc (a British telecom company).

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

36

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $5,000,000 Investment in

GMO Tax-Managed International Equities Fund Class III Shares and the MSCI EAFE After Tax Index

As of February 28, 2017

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2017. All information is unaudited.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

37

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2017 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	97.0%
Preferred Stocks	1.9
Mutual Funds	0.4
Short-Term Investments	0.2
Rights/Warrants	0.0	^
Futures Contracts	(0.0	)^
Other	0.5

	100.0%

Country Summary*	% of Investments
Japan	19.8%
United Kingdom	15.1
Germany	10.4
France	8.6
Australia	7.2
Switzerland	5.5
Other Developed	3.9	‡
Italy	3.2
Other Emerging	3.0	†
Hong Kong	2.8
China	2.8
Netherlands	2.7
Canada	1.9
Spain	1.9
South Korea	1.8
Norway	1.5
Finland	1.5
Taiwan	1.5
Singapore	1.4
Israel	1.2
Sweden	1.2
Brazil	1.1

	100.0%

&	In the table above, derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation rather than notional amounts.

*	The table above shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap contracts and other derivative financial instruments, if any.

‡	“Other Developed” is comprised of developed countries that each represent between (1.0)% and 1.0% of Investments.

†	“Other Emerging” is comprised of emerging countries that each represent between (1.0)% and 1.0% of Investments.

Industry Group Summary	% of Equity Investments#
Materials	10.7%
Banks	10.0
Capital Goods	9.3
Automobiles & Components	7.7
Insurance	6.9
Real Estate	6.1
Energy	6.0
Pharmaceuticals, Biotechnology & Life Sciences	5.8
Telecommunication Services	4.8
Food, Beverage & Tobacco	4.0
Transportation	3.5
Diversified Financials	2.9
Software & Services	2.8
Utilities	2.7
Technology Hardware & Equipment	2.6
Consumer Durables & Apparel	2.3
Household & Personal Products	2.0
Food & Staples Retailing	1.9
Media	1.8
Retailing	1.6
Health Care Equipment & Services	1.3
Commercial & Professional Services	1.3
Consumer Services	1.1
Semiconductors & Semiconductor Equipment	0.9

100.0%

#	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks, if any. This table excludes exposure to derivative contracts, short-term investments, mutual funds and investment funds, if any. For a summary of these exposures, if any, see the Schedule of Investments.

^	Rounds to 0.0%.

38

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2017

Shares	Description	Value ($)
	COMMON STOCKS — 97.0%

	Australia — 7.2%
20,206	Adelaide Brighton Ltd	83,169
3,595	ASX Ltd	141,069
8,317	Australia & New Zealand Banking Group Ltd	196,848
43,210	BHP Billiton Ltd	817,883
66,140	BlueScope Steel Ltd	618,580
5,751	BT Investment Management Ltd	42,650
14,851	BWP Trust (REIT)	32,439
4,944	Caltex Australia Ltd	106,629
12,692	Challenger Ltd	111,201
6,452	CIMIC Group Ltd	186,791
1,982	CSL Ltd	179,003
34,056	CSR Ltd	109,060
43,941	Dexus Property Group (REIT)	317,876
25,601	Fortescue Metals Group Ltd	129,607
21,637	Genworth Mortgage Insurance Australia Ltd	46,575
77,239	GPT Group (The) (REIT)	291,743
56,225	Incitec Pivot Ltd	158,081
30,400	Investa Office Fund (REIT)	108,840
19,962	LendLease Group	232,903
3,180	Macquarie Group Ltd	210,870
208,710	Mirvac Group (REIT)	343,723
53,267	Orora Ltd	121,260
29,645	OZ Minerals Ltd	210,933
31,324	Primary Health Care Ltd	79,196
9,739	Rio Tinto Ltd	461,731
134,648	Scentre Group (REIT)	449,981
20,186	Sonic Healthcare Ltd	332,812
67,505	South32 Ltd	128,521
64,473	Spotless Group Holdings Ltd	40,522
21,251	Star Entertainment Grp Ltd (The)	79,414
63,221	Stockland (REIT)	228,667
108,218	Telstra Corp Ltd	399,698
38,966	Vicinity Centres (REIT)	86,296
17,067	Wesfarmers Ltd	558,621
16,176	Westfield Corp (REIT)	109,088
17,834	Woodside Petroleum Ltd	427,784
14,510	WorleyParsons Ltd *	118,159

	Total Australia	8,298,223

	Austria — 0.8%
88,088	Immofinanz AG (Entitlement Shares) * (a)	—
7,133	OMV AG	272,661
6,670	Raiffeisen Bank International AG *	147,926
10,830	voestalpine AG	455,038

	Total Austria	875,625

	Belgium — 0.4%
4,398	Ageas	167,199

Shares	Description	Value ($)
	Belgium — continued
2,642	Groupe Bruxelles Lambert SA	223,883
3,798	Proximus SADP	111,664

	Total Belgium	502,746

	Brazil — 0.4%
7,100	Ambev SA	40,624
7,400	Banco do Brasil SA	78,368
4,000	BB Seguridade Participacoes SA	36,659
12,200	BM&FBovespa SA – Bolsa de Valores Mercadorias e Futuros	74,327
9,400	JBS SA	35,289
9,100	Kroton Educacional SA	39,881
10,400	MRV Engenharia e Participacoes SA	47,578
6,200	Transmissora Alianca de Energia Eletrica SA	43,826
2,400	Vale SA	25,073

	Total Brazil	421,625

	Canada — 1.9%
4,300	Alimentation Couche-Tard Inc – Class B	191,205
1,600	Canadian Tire Corp Ltd – Class A	183,466
900	CCL Industries Inc – Class B	191,296
7,400	CGI Group Inc – Class A *	340,193
12,900	CI Financial Corp	263,011
3,200	Great-West Lifeco Inc	87,312
12,020	Metro Inc	350,500
4,700	Power Corp of Canada	109,343
2,900	Russel Metals Inc	57,926
7,200	Sun Life Financial Inc	261,286
2,200	Toromont Industries Ltd	76,740
3,600	Transcontinental Inc – Class A	54,832
2,500	Westshore Terminals Investment Corp	50,821

	Total Canada	2,217,931

	China — 2.8%
4,500	AAC Technologies Holdings Inc	47,340
18,500	Anhui Conch Cement Co Ltd – Class H	64,408
13,000	ANTA Sports Products Ltd	39,331
46,000	Beijing Capital International Airport Co Ltd – Class H	49,294
107,000	Belle International Holdings Ltd	73,670
31,000	China Communications Construction Co Ltd – Class H	40,000
90,000	China Communications Services Corp Ltd – Class H	60,096
9,000	China Galaxy Securities Co Ltd – Class H	8,818
26,000	China Mengniu Dairy Co Ltd	51,118
14,500	China Mobile Ltd	159,936
88,000	China National Building Material Co Ltd – Class H	64,170
8,000	China Overseas Land & Investment Ltd	24,604

See accompanying notes to the financial statements.	39

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Shares	Description	Value ($)
	China — continued
262,000	China Petroleum & Chemical Corp – Class H	203,088
15,000	China Railway Construction Corp Ltd – Class H	21,208
13,000	China Railway Group Ltd – Class H	11,356
90,000	China Resources Cement Holdings Ltd	46,799
20,000	China Resources Land Ltd	54,566
24,000	China Resources Power Holdings Co Ltd	43,435
38,000	China Shenhua Energy Co Ltd – Class H	79,513
48,000	China Southern Airlines Co Ltd – Class H	31,209
184,000	China Telecom Corp Ltd – Class H	86,533
118,000	China Travel International Investment Hong Kong Ltd	34,951
98,000	CNOOC Ltd	115,933
16,000	Country Garden Holdings Co Ltd	11,457
122,000	Datang International Power Generation Co Ltd – Class H	35,680
44,000	Dongfeng Motor Group Co Ltd – Class H	52,174
85,000	Geely Automobile Holdings Ltd	115,543
52,000	Great Wall Motor Co Ltd – Class H	63,858
34,000	Guangdong Investment Ltd	46,320
23,200	Guangzhou R&F Properties Co Ltd – Class H	32,032
12,000	Haitian International Holdings Ltd	25,248
39,000	Huabao International Holdings Ltd *	20,951
58,000	Huadian Power International Corp Ltd – Class H	25,467
32,000	Huaneng Power International Inc – Class H	21,833
36,000	Jiangsu Expressway Co Ltd – Class H	47,490
24,500	Kingboard Chemical Holdings Ltd	86,623
32,000	Kingboard Laminates Holdings Ltd	35,844
28,000	Kunlun Energy Co Ltd	24,326
43,000	Lee & Man Paper Manufacturing Ltd	38,959
16,000	Lenovo Group Ltd	9,596
10,000	Minth Group Ltd	31,821
400	NetEase Inc ADR	122,024
70,000	People’s Insurance Co Group of China Ltd (The) – Class H	28,747
17,000	Ping An Insurance Group Co of China Ltd – Class H	90,558
13,000	Shanghai Industrial Holdings Ltd	36,277
17,800	Shanghai Pharmaceuticals Holding Co Ltd – Class H	45,829
36,000	Shenzhen Expressway Co Ltd – Class H	33,248
30,000	Shenzhen International Holdings Ltd	43,013
29,000	Shimao Property Holdings Ltd	41,624
200	SINA Corp *	13,906
25,000	Sino Biopharmaceutical Ltd	21,546
43,500	Sinopec Engineering Group Co Ltd – Class H	39,544
11,200	Sinopharm Group Co Ltd – Class H	51,793
78,000	Skyworth Digital Holdings Ltd	50,605
400	Sohu.com Inc *	15,932
2,000	Sunny Optical Technology Group Co Ltd	12,880

Shares	Description	Value ($)
	China — continued
12,300	Tencent Holdings Ltd	326,405
34,000	TravelSky Technology Ltd – Class H	74,143
48,000	Zhejiang Expressway Co Ltd – Class H	53,984

	Total China	3,238,656

	Czech Republic — 0.1%
1,996	CEZ AS	35,227
1,007	Komercni Banka as	36,199

	Total Czech Republic	71,426

	Denmark — 0.7%
223	AP Moeller – Maersk A/S – Class B	362,602
3,900	Danske Bank A/S	129,991
7,996	Novo Nordisk A/S – Class B	283,114

	Total Denmark	775,707

	Finland — 1.5%
2,834	Amer Sports Oyj	67,239
11,148	Fortum Oyj	170,941
6,666	Neste Oyj	232,022
26,852	Nokia Oyj	137,481
7,065	Nokian Renkaat Oyj	277,679
3,416	Sampo Oyj – A Shares	155,499
29,504	UPM-Kymmene Oyj	699,737

	Total Finland	1,740,598

	France — 8.5%
55,739	Air France-KLM *	392,810
3,891	Atos SE	460,284
53,454	AXA SA	1,262,478
9,845	BNP Paribas SA	576,035
9,672	Bouygues SA	373,066
3,431	Capgemini SA	293,872
2,075	Christian Dior SE	439,942
5,074	Cie Generale des Etablissements Michelin	571,303
16,002	GDF Suez Strip – VVPR * (a)	—
988	Gecina SA (REIT)	125,703
1,013	IPSOS	32,631
1,162	L’Oreal SA	216,334
1,307	Nexity SA	63,070
18,104	Peugeot SA *	345,075
1,978	Plastic Omnium SA	66,814
6,094	Renault SA	540,920
2,326	Sanofi	200,636
4,961	Schneider Electric SE	336,134
477	SEB SA	62,925
23,786	Societe Generale SA	1,057,230
5,997	STMicroelectronics NV	91,460
42,029	TOTAL SA	2,097,078

40	See accompanying notes to the financial statements.

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Shares	Description	Value ($)
	France — continued
3,079	Valeo SA	189,616
5,325	Veolia Environnement SA	87,266

	Total France	9,882,682

	Germany — 9.5%
9,847	Allianz SE (Registered)	1,715,026
1,759	Axel Springer SE	91,926
4,765	BASF SE	443,306
4,667	Bayer AG	513,687
11,111	Bayerische Motoren Werke AG	992,169
1,465	Continental AG	296,931
20,147	Daimler AG (Registered)	1,463,619
21,417	Deutsche Lufthansa AG (Registered)	313,567
6,303	Deutsche Post AG (Registered)	216,012
13,216	Deutsche Telekom AG (Registered)	228,205
4,913	Duerr AG	407,082
689	Fielmann AG	51,001
8,079	Freenet AG	240,810
3,254	Fresenius SE & Co KGaA	258,346
919	Grammer AG	54,845
1,909	Hannover Rueck SE	215,365
4,841	HeidelbergCement AG	451,971
7,457	K+S AG (Registered)	174,153
5,614	Leoni AG	225,105
5,077	METRO AG	157,339
3,573	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	674,929
4,401	ProSiebenSat.1 Media SE	176,290
1,776	RTL Group SA	136,545
9,783	Siemens AG (Registered)	1,271,798
1,476	Volkswagen AG	223,566

	Total Germany	10,993,593

	Hong Kong — 2.8%
111,000	BOC Hong Kong Holdings Ltd	438,496
31,000	CK Hutchison Holdings Ltd	382,901
11,000	CLP Holdings Ltd	111,881
21,600	Dah Sing Banking Group Ltd	42,032
46,000	First Pacific Co Ltd	33,687
25,600	Henderson Land Development Co Ltd	148,670
33,500	Hongkong Land Holdings Ltd	228,608
16,000	Hysan Development Co Ltd	74,601
29,000	Kerry Properties Ltd	88,869
91,500	Link (REIT)	630,940
80,000	Sino Land Co Ltd	139,242
24,500	Swire Pacific Ltd – Class A	252,195
116,000	WH Group Ltd	90,565
58,000	Wharf Holdings Ltd (The)	459,500
25,000	Wheelock & Co Ltd	162,369

	Total Hong Kong	3,284,556

Shares	Description	Value ($)
	Hungary — 0.1%
684	MOL Hungarian Oil & Gas Plc	46,895
1,732	OTP Bank Plc	50,283
1,622	Richter Gedeon Nyrt	35,967

	Total Hungary	133,145

	India — 0.6%
822	Bharat Petroleum Corp Ltd	8,239
9,646	Cairn India Ltd	41,005
6,091	HCL Technologies Ltd	76,592
173	Hero MotoCorp Ltd	8,113
7,074	Hindalco Industries Ltd	19,499
1,057	Hindustan Petroleum Corp Ltd	8,526
4,652	Indiabulls Housing Finance Ltd	60,559
10,700	Infosys Ltd Sponsored ADR	161,998
2,163	ITC Ltd	8,463
124	Maruti Suzuki India Ltd	11,002
2,846	Oil & Natural Gas Corp Ltd	8,247
1,206	Reliance Industries Ltd	22,346
3,141	Tata Consultancy Services Ltd	115,728
8,879	Tata Motors Ltd	60,669
3,623	UPL Ltd	38,833
2,481	Vedanta Ltd	9,603
4,536	Wipro Ltd	33,087
723	Yes Bank Ltd	15,710

	Total India	708,219

	Ireland — 0.3%
13,207	Smurfit Kappa Group Plc	350,774

	Israel — 1.2%
42,763	Bank Hapoalim BM	263,595
55,586	Bank Leumi Le-Israel BM *	243,714
74,084	Bezeq The Israeli Telecommunication Corp Ltd	132,311
3,100	Check Point Software Technologies Ltd *	306,621
959	Frutarom Industries Ltd	54,391
11,928	Teva Pharmaceutical Industries Ltd	419,590

	Total Israel	1,420,222

	Italy — 3.3%
289,745	A2A SPA	402,140
13,107	Azimut Holding SPA	219,798
37,018	Banca Mediolanum SPA	241,574
1,351	Brembo SPA	90,783
638	Danieli & C Officine Meccaniche SPA – RSP	10,553
132,123	Enel SPA	567,031
8,565	Eni SPA	132,134
9,740	EXOR SPA	461,290
4,099	Ferrari NV	267,357
13,208	Fiat Chrysler Automobiles NV *	144,441

See accompanying notes to the financial statements.	41

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Shares	Description	Value ($)
	Italy — continued
34,764	Leonardo SPA *	478,036
87,850	Mediaset SPA	360,981
369,578	Telecom Italia SPA-RSP *	245,016
35,684	Unipol Gruppo Finanziario SPA	135,413

	Total Italy	3,756,547

	Japan — 19.8%
21,100	Acom Co Ltd *	88,223
46,900	Aiful Corp *	144,003
9,500	Asahi Group Holdings Ltd	335,842
2,700	Asatsu-DK Inc	71,253
8,900	Astellas Pharma Inc	119,886
7,700	Bridgestone Corp	307,272
9,300	Canon Inc	271,239
4,400	Central Japan Railway Co	720,279
25,300	Concordia Financial Group Ltd	134,704
13,100	Daicel Corp	159,022
16,700	Daiichi Sankyo Co Ltd	380,812
4,100	Daito Trust Construction Co Ltd	573,582
12,700	Daiwa House Industry Co Ltd	348,529
4,100	East Japan Railway Co	370,919
11,200	Fuji Heavy Industries Ltd	419,074
12,500	FUJIFILM Holdings Corp	483,531
13,000	Hanwa Co Ltd	93,227
35,800	Haseko Corp	423,651
6,300	Hoya Corp	285,234
4,400	Idemitsu Kosan Co Ltd	141,775
97,500	ITOCHU Corp	1,411,942
9,200	Japan Airlines Co Ltd	300,649
10,700	Japan Tobacco Inc	357,971
13,020	K’s Holdings Corp	231,682
3,900	Kao Corp	201,454
54,900	KDDI Corp	1,434,676
27,800	Kenedix Inc	109,331
17,100	Konica Minolta Inc	164,933
12,700	Kuraray Co Ltd	192,947
1,900	Lawson Inc	131,130
50,700	Leopalace21 Corp	266,068
77,200	Marubeni Corp	499,783
9,800	Medipal Holdings Corp	161,721
58,900	Mitsubishi Chemical Holdings Corp	452,895
20,100	Mitsubishi Electric Corp	453,741
35,000	Mitsubishi Electric Corp	513,131
4,200	Mitsubishi Materials Corp	139,443
40,600	Mitsubishi UFJ Financial Group Inc	268,600
26,300	Mitsui & Co Ltd	402,588
87,000	Mitsui OSK Lines Ltd	286,778
178,300	Mizuho Financial Group Inc	332,730
3,100	Nagase & Co Ltd	45,072
6,100	Nexon Co Ltd	101,384

Shares	Description	Value ($)
	Japan — continued
23,600	Nippon Telegraph & Telephone Corp	998,264
5,100	Nissan Chemical Industries Ltd	164,463
70,600	Nissan Motor Co Ltd	694,663
5,300	Nomura Real Estate Holdings Inc	89,903
24,800	NTT DOCOMO Inc	589,197
14,800	ORIX Corp	230,289
13,800	Otsuka Holdings Co Ltd	628,985
75,300	Resona Holdings Inc	420,535
19,700	Sekisui House Ltd	315,026
1,000	Shimamura Co Ltd	129,484
1,100	Shin-Etsu Chemical Co Ltd	93,167
156,600	Sojitz Corp	405,843
42,000	Sumitomo Chemical Co Ltd	234,296
30,600	Sumitomo Corp	411,301
23,800	Sumitomo Mitsui Financial Group Inc	927,181
6,000	Sumitomo Mitsui Trust Holdings Inc	215,312
5,820	Suzuken Co Ltd	197,014
44,200	Tokyo Electric Power Co Holdings Inc *	169,751
1,500	Tokyo Electron Ltd	149,647
80,000	Toshiba Corp *	146,964
78,000	Tosoh Corp	678,572
15,500	Toyota Tsusho Corp	462,223
13,560	USS Co Ltd	232,399

	Total Japan	22,917,185

	Malta — 0.0%
1,718,063	BGP Holdings Plc * (a)	26,756

	Mexico — 0.3%
65,500	America Movil SAB de CV – Class L	41,664
5,700	Arca Continental SAB de CV	31,987
16,800	Gentera SAB de CV	22,217
2,625	Gruma SAB de CV – Class B	34,482
4,200	Grupo Aeroportuario del Pacifico SAB de CV – Class B	36,395
2,330	Grupo Aeroportuario del Sureste SAB de CV – Class B	36,878
7,900	Grupo Financiero Banorte SAB de CV – Class O	39,312
20,200	OHL Mexico SAB de CV	21,194
40,700	Wal-Mart de Mexico SAB de CV	79,206

	Total Mexico	343,335

	Netherlands — 2.7%
3,070	Heineken Holding NV	253,543
77,877	ING Groep NV	1,072,880
15,331	Koninklijke Ahold Delhaize NV	326,353
13,566	RELX NV	240,220
10,191	TomTom NV *	88,536
11,507	Unilever NV CVA	544,719

42	See accompanying notes to the financial statements.

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Shares	Description	Value ($)
	Netherlands — continued
14,998	Wolters Kluwer NV	614,715

	Total Netherlands	3,140,966

	New Zealand — 0.5%
10,112	Fisher & Paykel Healthcare Corp Ltd	66,282
42,712	Fletcher Building Ltd	296,733
17,565	SKYCITY Entertainment Group Ltd	52,089
81,592	Spark New Zealand Ltd	210,859

	Total New Zealand	625,963

	Norway — 1.5%
14,800	DNB ASA	242,655
62,932	Seadrill Ltd *	107,971
25,510	Statoil ASA	449,772
18,080	Subsea 7 SA *	255,387
19,010	Telenor ASA	309,965
10,327	Yara International ASA	392,051

	Total Norway	1,757,801

	Peru — 0.0%
200	Credicorp Ltd	32,924

	Poland — 0.2%
1,935	KGHM Polska Miedz SA	61,264
10,534	PGE Polska Grupa Energetyczna SA	30,740
2,146	Polski Koncern Naftowy ORLEN SA	49,693
23,236	Polskie Gornictwo Naftowe i Gazownictwo SA	35,697
34,693	Tauron Polska Energia SA *	25,585

	Total Poland	202,979

	Portugal — 0.3%
103,463	EDP – Energias de Portugal SA	319,859

	Russia — 0.3%
18,065	Gazprom PJSC Sponsored ADR	80,634
2,428	Lukoil PJSC Sponsored ADR	128,743
3,125	MMC Norilsk Nickel PJSC ADR	49,759
2,666	Tatneft PJSC Sponsored ADR	93,489

	Total Russia	352,625

	Singapore — 1.4%
107,000	Ascendas Real Estate Investment Trust	190,742
61,900	CapitaLand Commercial Trust (REIT)	68,847
55,600	CapitaLand Ltd	144,203
66,000	CapitaLand Mall Trust (REIT)	92,698
31,500	DBS Group Holdings Ltd	420,684
77,400	Global Logistic Properties Ltd	146,756
370,600	Golden Agri-Resources Ltd	100,312
29,800	Oversea-Chinese Banking Corp Ltd	200,981

Shares	Description	Value ($)
	Singapore — continued
11,100	Singapore Exchange Ltd	59,352
11,643	United Overseas Bank Ltd	178,400

	Total Singapore	1,602,975

	South Africa — 0.9%
6,241	AVI Ltd	45,285
4,915	Barclays Africa Group Ltd	56,880
4,867	Barloworld Ltd	42,997
4,345	Bidvest Group Ltd (The)	51,332
5,385	Clicks Group Ltd	52,707
897	EOH Holdings Ltd	9,624
7,272	FirstRand Ltd	27,505
3,124	Hyprop Investments Ltd (REIT)	29,848
3,269	Imperial Holdings Ltd	41,632
3,144	Liberty Holdings Ltd	26,580
26,440	MMI Holdings Ltd	49,539
1,534	Mondi Ltd	35,193
5,498	MTN Group Ltd	50,165
3,153	Nedbank Group Ltd	58,791
7,086	Rand Merchant Investment Holdings Ltd	21,701
66,258	Redefine Properties Ltd (REIT)	54,887
3,145	Resilient REIT Ltd	28,781
10,186	RMB Holdings Ltd	49,189
2,571	Sanlam Ltd	13,274
3,430	Sasol Ltd	97,570
1,201	Shoprite Holdings Ltd	17,331
14,288	Sibanye Gold Ltd	29,274
2,434	SPAR Group Ltd (The)	33,104
8,140	Standard Bank Group Ltd	88,711
6,567	Super Group Ltd *	17,448

	Total South Africa	1,029,348

	South Korea — 1.5%
2,236	BNK Financial Group Inc	17,159
357	Coway Co Ltd	28,225
833	Dongbu Insurance Co Ltd	44,975
135	E-MART Inc	24,810
1,794	Hana Financial Group Inc	55,886
952	Hankook Tire Co Ltd	50,285
5,862	Hanwha Life Insurance Co Ltd	33,735
303	Hyundai Department Store Co Ltd	26,634
973	Hyundai Marine & Fire Insurance Co Ltd	27,881
503	Hyundai Mobis Co Ltd	113,376
716	Hyundai Motor Co	94,537
3,479	Industrial Bank of Korea	37,978
2,455	KB Financial Group Inc	101,342
1,177	KB Insurance Co Ltd	27,421
2,254	Kia Motors Corp	76,191
298	Korea Investment Holdings Co Ltd	12,473
1,362	Korean Reinsurance Co	13,489

See accompanying notes to the financial statements.	43

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Shares	Description	Value ($)
	South Korea — continued
464	KT&G Corp	42,009
2,509	LG Display Co Ltd	60,781
154	Lotte Shopping Co Ltd	31,461
783	Meritz Fire & Marine Insurance Co Ltd	10,662
3,358	Mirae Asset Daewoo Co Ltd	26,477
50	NAVER Corp	34,280
97	NCSoft Corp	23,485
238	POSCO	59,514
429	Samsung Card Co Ltd	16,046
192	Samsung Electronics Co Ltd	326,291
246	Samsung Life Insurance Co Ltd	23,272
2,470	Shinhan Financial Group Co Ltd	101,618
213	Shinsegae Inc	37,571
2,193	SK Hynix Inc	90,362
4,761	Woori Bank	55,961

	Total South Korea	1,726,187

	Spain — 1.9%
9,360	ACS Actividades de Construccion y Servicios SA	293,434
7,027	Amadeus IT Group SA	326,340
7,211	Ferrovial SA	136,607
11,644	Gas Natural SDG SA	226,322
9,768	Grifols SA	213,460
59,312	Iberdrola SA	393,818
28,805	Repsol SA	426,121
15,924	Telefonica SA	162,106

	Total Spain	2,178,208

	Sweden — 1.2%
3,329	Atlas Copco AB – A Shares	108,747
3,360	JM AB	105,466
2,808	Modern Times Group MTG AB – B Shares	90,791
25,489	Nordea Bank AB	298,016
6,322	Sandvik AB	85,818
9,857	Svenska Cellulosa AB SCA – Class B	302,354
56,073	Telefonaktiebolaget LM Ericsson – B Shares	363,821

	Total Sweden	1,355,013

	Switzerland — 5.5%
15,133	ABB Ltd (Registered)	341,859
632	Actelion Ltd (Registered) *	170,059
5,114	Adecco Group AG (Registered)	367,730
2,119	Baloise Holding AG (Registered)	275,784
104	dormakaba Holding AG *	85,926
228	EMS-Chemie Holding AG (Registered)	129,730
190	Georg Fischer AG (Registered)	164,682
158	Givaudan SA (Registered)	286,924
212	Helvetia Holding AG (Registered)	118,973
76	Komax Holding AG (Registered)	19,799

Shares	Description	Value ($)
	Switzerland — continued
2,884	Kuehne & Nagel International AG (Registered)	410,614
6,904	Logitech International SA (Registered)	199,580
1,026	Mobilezone Holding AG (Registered)	14,849
8,122	Nestle SA (Registered)	599,389
1,277	Pargesa Holding SA	84,178
868	Roche Holding AG	211,275
455	Schindler Holding AG	87,990
75	SGS SA (Registered)	159,349
83	Sika AG	467,102
1,040	Swatch Group AG (The) (Registered)	67,380
1,804	Swiss Life Holding AG (Registered) *	567,499
11,304	Swiss Re AG	1,011,095
1,840	Zurich Insurance Group AG *	507,791

	Total Switzerland	6,349,557

	Taiwan — 1.5%
38,000	Advanced Semiconductor Engineering Inc	47,410
4,000	Asustek Computer Inc	36,092
39,360	Chang Hwa Commercial Bank Ltd	23,509
86,000	China Development Financial Holding Corp	22,655
17,480	China Life Insurance Co Ltd	17,146
8,000	Chunghwa Telecom Co Ltd	26,526
71,000	Compal Electronics Inc	44,449
48,800	CTBC Financial Holding Co Ltd	29,123
69,635	First Financial Holding Co Ltd	41,106
8,290	Foxconn Technology Co Ltd	24,748
33,000	Fubon Financial Holding Co Ltd	53,477
87,200	Hon Hai Precision Industry Co Ltd	253,749
58,564	Hua Nan Financial Holdings Co Ltd – Class C	32,211
62,000	Inventec Corp	46,052
37,249	Lite-On Technology Corp	62,382
65,000	Mega Financial Holding Co Ltd	50,592
8,000	Novatek Microelectronics Corp	29,958
8,000	Pegatron Corp	21,065
32,000	Pou Chen Corp	43,427
122,000	Shin Kong Financial Holding Co Ltd *	32,920
21,000	Siliconware Precision Industries Co Ltd	33,082
112,999	Taishin Financial Holding Co Ltd	44,690
32,000	Taiwan Cement Corp	39,179
15,600	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	490,932
21,000	Uni-President Enterprises Corp	37,294
154,000	United Microelectronics Corp	63,849
86,000	Yuanta Financial Holding Co Ltd	36,380

	Total Taiwan	1,684,003

	Thailand — 0.2%
6,500	Kasikornbank Pcl (Foreign Registered) (b)	35,200
153,300	Krung Thai Bank Pcl (Foreign Registered)	85,981

44	See accompanying notes to the financial statements.

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Shares	Description	Value ($)
	Thailand — continued
8,100	PTT Pcl (Foreign Registered)	92,111

	Total Thailand	213,292

	Turkey — 0.2%
11,009	Akbank TAS	26,229
3,162	Arcelik AS	18,116
28,711	Eregli Demir ve Celik Fabrikalari TAS	46,746
9,799	Haci Omer Sabanci Holding AS	27,037
10,322	KOC Holding AS	41,960
995	Tupras-Turkiye Petrol Rafineriler AS	23,241
11,485	Turkcell Iletisim Hizmetleri AS *	37,482
20,383	Turkiye Is Bankasi – Class C	35,377
20,914	Turkiye Sise ve Cam Fabrikalari AS	22,476

	Total Turkey	278,664

	United Kingdom — 15.0%
30,536	3i Group Plc	260,920
14,557	Anglo American Plc *	228,566
19,418	AstraZeneca Plc	1,119,060
55,298	Balfour Beatty Plc	189,503
10,342	Berkeley Group Holdings Plc (The)	377,977
68,857	BHP Billiton Plc	1,109,833
26,171	BP Plc	147,570
28,023	British American Tobacco Plc	1,770,060
12,422	British Land Co Plc (The) (REIT)	95,137
10,193	Bunzl Plc	285,289
93,366	Cobham Plc	138,882
30,058	Compass Group Plc	558,416
2,445	CYBG Plc CDI *	7,938
7,663	Diageo Plc	216,057
26,902	Direct Line Insurance Group Plc	114,658
28,612	DS Smith Plc	158,208
107,656	GlaxoSmithKline Plc	2,202,956
14,276	Halfords Group Plc	60,161
219,074	HSBC Holdings Plc	1,759,620
12,591	Imperial Brands Plc	592,725
31,597	Inchcape Plc	294,296
86,813	Kingfisher Plc	354,100
65,970	Man Group Plc	119,865
11,280	National Grid Plc	137,034
3,340	Next Plc	158,681
16,923	Persimmon Plc	432,751
6,917	Reckitt Benckiser Group Plc	628,061
11,408	Rio Tinto Plc	467,570
22,138	Royal Dutch Shell Plc A Shares (London)	572,882
10,272	Royal Dutch Shell Plc B Shares (London)	278,049
41,424	Royal Mail Plc	213,199
41,207	Sage Group Plc (The)	330,242
131,645	Thomas Cook Group Plc *	142,636
13,516	TUI AG	190,821

Shares	Description	Value ($)
	United Kingdom — continued
4,951	Unilever Plc	234,883
41,227	William Hill Plc	134,988
71,626	WM Morrison Supermarkets Plc	215,241
47,012	WPP Plc	1,106,024

	Total United Kingdom	17,404,859

	TOTAL COMMON STOCKS (COST $92,868,634)	112,214,774

	PREFERRED STOCKS — 1.9%

	Brazil — 0.7%
17,980	Banco Bradesco SA	192,265
10,300	Bradespar SA	77,263
8,000	Centrais Eletricas Brasileiras SA – Class B *	63,087
7,000	Cia Energetica de Sao Paulo – Class B	40,110
22,900	Companhia Energetica de Minas Gerais	78,298
10,180	Itau Unibanco Holding SA	130,363
44,240	Itausa-Investimentos Itau SA	142,243
10,900	Vale SA	110,027

	Total Brazil	833,656

	Germany — 0.8%
1,092	Bayerische Motoren Werke AG	81,373
1,185	Henkel AG & Co KGaA	148,043
9,790	Porsche Automobil Holding SE	540,295
1,662	Volkswagen AG	245,638

	Total Germany	1,015,349

	Russia — 0.1%
139,020	Surgutneftegas OJSC	75,797

	South Korea — 0.3%
322	Hyundai Motor Co	27,862
534	Hyundai Motor Co 2nd Preference	48,125
199	Samsung Electronics Co Ltd	263,395

	Total South Korea	339,382

	TOTAL PREFERRED STOCKS (COST $1,571,653)	2,264,184

	RIGHTS/WARRANTS — 0.0%

	Brazil — 0.0%
782	Itausa – Investimentos Itau SA Rights, Expires 03/31/17*	990

	TOTAL RIGHTS/WARRANTS (COST $0)	990

See accompanying notes to the financial statements.	45

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Shares / Par Value†		Description	Value ($)
		MUTUAL FUNDS — 0.4%

		United States — 0.4%
		Affiliated Issuers — 0.4%
	17,103	GMO U.S. Treasury Fund	427,587

		TOTAL MUTUAL FUNDS (COST $427,584)	427,587

		SHORT-TERM INVESTMENTS — 0.2%

		Time Deposits — 0.2%
AUD	56,882	Australia and New Zealand Banking Group Ltd. (Melbourne) Time Deposit, 0.74%, due 03/01/17	43,611
CAD	3,428	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.05%, due 03/01/17	2,581
NZD	840	Brown Brothers Harriman (Grand Cayman) Time Deposit, 1.05%, due 03/01/17	605
SGD	14,989	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/01/17	10,696
	231,275	Sumitomo (Tokyo) Time Deposit, 0.36%, due 03/01/17	231,275

		Total Time Deposits	288,768

		TOTAL SHORT-TERM INVESTMENTS (COST $288,768)	288,768

		TOTAL INVESTMENTS — 99.5% (Cost $95,156,639)	115,196,303
		Other Assets and Liabilities (net) — 0.5%	536,346

		TOTAL NET ASSETS — 100.0%	$115,732,649

A summary of outstanding financial instruments at February 28, 2017 is as follows:

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
7	Mini MSCI Emerging Markets	March 2017	$610,925	$(1,260)

+	Buys - Fund is long the futures contract. Sales - Fund is short the futures contract.

As of February 28, 2017, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

†	Denominated in U.S. Dollar, unless otherwise indicated.

*	Non-income producing security.

(a)	Investment valued at fair value using methods determined in good faith by the Trustees of GMO Trust or persons acting at their direction pursuant to procedures approved by the Trustees (Note 2).

(b)	Security valued at the local price and adjusted by applying a premium or discount since holding exceeds foreign ownership limits.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 54.

46	See accompanying notes to the financial statements.

This page has been left blank intentionally.

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Global Equity team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Although the Fund is not managed relative to any securities market index or benchmark, a discussion of the Fund’s performance relative to the S&P 500 Index is included for comparative purposes.

Class III shares of GMO U.S. Equity Allocation Fund returned +23.59% (net) for the fiscal year ended February 28, 2017, as compared with +24.98% for the S&P 500 Index.

Allocation between sectors proved positive relative to the benchmark. The largest relative contributions were from being underweight Consumer Staples, Real Estate, and Utilities. Stock selection was positive in the majority of sectors, but the magnitude of the wins was small compared to the losses and, in aggregate, stock selection was a significant detractor from relative performance. In terms of stock selection, relative performance in Information Technology and Financials was particularly detrimental, with stock selection within the Health Care sector being the largest positive contributor.

Top stock detractors included having no exposure to the strongly performing Bank of America, an overweight position in Verizon Communications, and an underweight position in Apple Inc. Top stock contributors included overweight positions in JP Morgan Chase & Co, Assured Guaranty Ltd, and Delta Air Lines.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

48

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO U.S. Equity Allocation Fund Class III Shares and the S&P 500 Index

As of February 28, 2017

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2017. All information is unaudited. Performance for classes may vary due to different fees.

*	For the period from July 31, 2014 to August 8, 2016, no Class V shares were outstanding. Performance for that period is that of Class IV shares, which have higher expenses. Therefore, the performance shown is lower than it would have been if Class V expenses had been applied throughout.

For S&P disclaimers please visit http://www.gmo.com/America/_Disclaimers/_BenchmarkDisclaimers.htm.

49

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2017 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	99.2%
Mutual Funds	0.6
Short-Term Investments	0.2
Other	0.0 ^

100.0%

Industry Group Summary	% of Equity Investments#
Capital Goods	10.0%
Technology Hardware & Equipment	8.8
Software & Services	8.5
Pharmaceuticals, Biotechnology & Life Sciences	8.2
Insurance	6.7
Energy	6.4
Retailing	6.2
Health Care Equipment & Services	5.8
Semiconductors & Semiconductor Equipment	5.8
Diversified Financials	5.0
Materials	4.8
Food, Beverage & Tobacco	4.6
Banks	4.4
Automobiles & Components	3.7
Telecommunication Services	2.7
Food & Staples Retailing	2.0
Media	1.6
Commercial & Professional Services	1.5
Transportation	1.1
Consumer Durables & Apparel	1.0
Utilities	0.6
Real Estate	0.3
Consumer Services	0.2
Household & Personal Products	0.1

100.0%

&	In the table above, derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation rather than notional amounts.

^	Rounds to 0.0%.

#	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks, if any. This table excludes exposure to derivative contracts, short-term investments, mutual funds and investment funds, if any. For a summary of these exposures, if any, see the Schedule of Investments.

50

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2017

Shares	Description	Value ($)
	COMMON STOCKS — 99.2%

	Automobiles & Components — 3.7%
28,800	Cooper-Standard Holding, Inc. *	3,225,600
1,600	Dana, Inc.	30,224
444,500	General Motors Co.	16,375,380
194,600	Gentex Corp.	4,092,438
135,700	Goodyear Tire & Rubber Co. (The)	4,756,285
42,321	LCI Industries	4,557,972
120,680	Lear Corp.	17,135,353
17,100	Standard Motor Products, Inc.	820,287
27,284	Superior Industries International, Inc.	611,161
107,185	Thor Industries, Inc.	11,878,242
46,265	Tower International, Inc.	1,279,227

	Total Automobiles & Components	64,762,169

	Banks — 4.4%
4,236	American National Bankshares, Inc.	154,826
4,500	CNB Financial Corp.	108,135
147,746	Essent Group Ltd. *	5,143,038
11,400	Federal Agricultural Mortgage Corp. – Class C	656,412
8,800	Fifth Third Bancorp	241,472
3,200	First Bancorp, Inc.	86,752
3,700	German American Bancorp, Inc.	175,565
749,863	JPMorgan Chase & Co.	67,952,585
29,750	PennyMac Financial Services, Inc. – Class A *	531,037
4,900	Territorial Bancorp, Inc.	157,878
48,041	Walker & Dunlop, Inc. *	1,952,867

	Total Banks	77,160,567

	Capital Goods — 9.9%
239,520	3M Co.	44,634,552
42,344	AGCO Corp.	2,579,596
24,100	Carlisle Cos, Inc.	2,489,530
62,700	Cummins, Inc.	9,310,323
17,551	Douglas Dynamics, Inc.	585,326
56,600	EMCOR Group, Inc.	3,479,768
697,671	Emerson Electric Co.	41,930,027
52,100	General Dynamics Corp.	9,889,101
309,400	Honeywell International, Inc.	38,520,300
90,500	Illinois Tool Works, Inc.	11,946,905
36,400	Parker-Hannifin Corp.	5,636,176
115,500	Wabash National Corp.	2,442,825
22,400	WESCO International, Inc. *	1,556,800

	Total Capital Goods	175,001,229

	Commercial & Professional Services — 1.5%
265,429	ACCO Brands Corp. *	3,556,749
94,308	Cintas Corp.	11,129,287
86,242	Deluxe Corp.	6,346,549

Shares	Description	Value ($)
	Commercial & Professional Services — continued
6,700	Heidrick & Struggles International, Inc.	163,815
21,400	ICF International, Inc. *	919,130
39,880	Korn/Ferry International	1,232,691
64,512	Navigant Consulting, Inc. *	1,503,130
15,541	TRC Cos., Inc. *	159,295
51,073	TrueBlue, Inc. *	1,325,344
2,700	Waste Management, Inc.	197,964

	Total Commercial & Professional Services	26,533,954

	Consumer Durables & Apparel — 1.0%
6,400	Bassett Furniture Industries, Inc.	175,040
130,600	Coach, Inc.	4,974,554
4,100	CSS Industries, Inc.	100,778
6,700	Culp, Inc.	227,800
4,295	Flexsteel Industries, Inc.	215,953
34,473	Helen of Troy Ltd. *	3,368,012
71,700	Michael Kors Holdings Ltd *	2,617,050
28,727	Tupperware Brands Corp.	1,734,823
20,800	Whirlpool Corp.	3,714,672

	Total Consumer Durables & Apparel	17,128,682

	Consumer Services — 0.2%
12,300	Bridgepoint Education, Inc. *	114,759
18,480	Drive Shack, Inc.	77,431
32,750	Wyndham Worldwide Corp.	2,726,110

	Total Consumer Services	2,918,300

	Diversified Financials — 5.0%
5,221	Ares Commercial Real Estate Corp. REIT	70,588
150,088	BlackRock Capital Investment Corp.	1,163,182
307,537	Capital One Financial Corp.	28,865,423
204,751	Chimera Investment Corp. REIT	3,939,409
193,100	Discover Financial Services	13,737,134
4,104	Encore Capital Group, Inc. *	136,663
38,459	FirstCash, Inc.	1,705,657
65,600	Franklin Resources, Inc.	2,823,424
216,900	MFA Financial, Inc. REIT	1,739,538
89,866	Nasdaq, Inc.	6,390,371
120,300	New Residential Investment Corp. REIT	2,029,461
6,573	OneMain Holdings, Inc. *	184,176
65,764	PRA Group, Inc. *	2,683,171
43,900	Raymond James Financial, Inc.	3,448,784
26,212	Regional Management Corp. *	550,190
256,305	T. Rowe Price Group, Inc.	18,251,479

	Total Diversified Financials	87,718,650

	Energy — 6.4%
249,793	Chevron Corp.	28,101,712
332,776	Denbury Resources, Inc. *	901,823
35,178	Exterran Corp. *	1,070,818

See accompanying notes to the financial statements.	51

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Shares	Description	Value ($)
	Energy — continued
9,571	Marathon Petroleum Corp.	474,722
1,196,124	Marathon Oil Corp.	19,137,984
210,450	McDermott International, Inc. *	1,548,912
49,500	Murphy Oil Corp.	1,400,355
166,305	Tesoro Corp.	14,167,523
46,000	Unit Corp. *	1,248,440
655,186	Valero Energy Corp.	44,519,889

	Total Energy	112,572,178

	Food & Staples Retailing — 2.0%
496,200	Wal-Mart Stores, Inc.	35,195,466

	Food, Beverage & Tobacco — 4.6%
237,908	Dr Pepper Snapple Group, Inc.	22,230,124
181,113	Hormel Foods Corp.	6,384,233
117,045	Ingredion, Inc.	14,149,570
9,700	John B. Sanfilippo & Son, Inc.	595,580
13,200	Omega Protein Corp.	335,940
333,300	PepsiCo, Inc.	36,789,654

	Total Food, Beverage & Tobacco	80,485,101

	Health Care Equipment & Services — 5.8%
239,169	Anthem, Inc.	39,419,835
2,900	Baxter International, Inc.	147,668
27,777	Chemed Corp.	4,959,584
8,821	Exactech, Inc. *	214,350
71,300	HCA Holdings, Inc. *	6,220,212
10,100	Triple-S Management Corp. – Class B *	188,567
305,643	UnitedHealth Group, Inc.	50,547,239

	Total Health Care Equipment & Services	101,697,455

	Household & Personal Products — 0.1%
25,200	Central Garden & Pet Co. *	850,500
5,600	Nutraceutical International Corp.	188,720

	Total Household & Personal Products	1,039,220

	Insurance — 6.6%
337,499	Aflac, Inc.	24,418,053
11,992	American Equity Investment Life Holding Co.	322,705
9,100	American National Insurance Co.	1,092,910
254,476	Assured Guaranty Ltd.	10,461,508
59,804	Everest Re Group Ltd.	14,062,313
169,076	First American Financial Corp.	6,605,799
57,989	Hanover Insurance Group, Inc. (The)	5,220,170
4,128	Lincoln National Corp.	289,620
241,166	MBIA, Inc. *	2,488,833
43,414	Navigators Group, Inc. (The)	2,389,941
182,900	Principal Financial Group, Inc.	11,438,566
4,412	Selective Insurance Group, Inc.	195,452

Shares	Description	Value ($)
	Insurance — continued
305,472	Travelers Cos., Inc. (The)	37,340,897
2,198	Unum Group	107,328
2,372	W.R. Berkley Corp.	168,459

	Total Insurance	116,602,554

	Materials — 4.8%
108,547	Avery Dennison Corp.	8,760,829
230,100	Dow Chemical Co. (The)	14,326,026
22,800	Greif, Inc. – Class A	1,300,284
206,500	International Paper Co.	10,882,550
23,600	Koppers Holdings, Inc. *	1,034,860
409,080	LyondellBasell Industries NV – Class A	37,324,459
2,700	Nucor Corp.	168,939
49,000	Packaging Corp. of America	4,529,070
42,000	Reliance Steel & Aluminum Co.	3,555,300
43,100	Sonoco Products Co.	2,298,092

	Total Materials	84,180,409

	Media — 1.6%
22,185	Meredith Corp.	1,391,000
276,405	Omnicom Group, Inc.	23,522,065
42,075	Scripps Networks Interactive, Inc. – Class A	3,398,398

	Total Media	28,311,463

	Pharmaceuticals, Biotechnology & Life Sciences — 8.1%
440,818	Gilead Sciences, Inc.	31,068,853
491,247	Johnson & Johnson	60,035,296
206,837	PDL BioPharma, Inc.	442,631
1,496,138	Pfizer, Inc.	51,048,228

	Total Pharmaceuticals, Biotechnology & Life Sciences	142,595,008

	Real Estate — 0.2%
38,043	Jones Lang LaSalle, Inc.	4,363,532

	Retailing — 6.1%
93,800	American Eagle Outfitters, Inc.	1,486,730
162,086	Bed Bath & Beyond, Inc.	6,548,275
260,600	Best Buy Co., Inc.	11,500,278
33,400	Big Lots, Inc.	1,714,756
213,195	Foot Locker, Inc.	16,132,466
30,800	Genuine Parts Co.	2,947,868
75,202	Guess?, Inc.	955,065
383,075	Home Depot, Inc. (The)	55,511,398
209,700	Macy’s, Inc.	6,966,234
62,469	Murphy USA, Inc. *	3,979,275

	Total Retailing	107,742,345

52	See accompanying notes to the financial statements.

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Shares	Description	Value ($)
	Semiconductors & Semiconductor Equipment — 5.7%
178,100	Applied Materials, Inc.	6,450,782
1,272,816	Intel Corp.	46,075,939
298,500	Micron Technology, Inc. *	6,996,840
424,481	QUALCOMM, Inc.	23,974,687
226,500	Texas Instruments, Inc.	17,354,430

	Total Semiconductors & Semiconductor Equipment	100,852,678

	Software & Services — 8.4%
104,274	Accenture Plc – Class A	12,773,565
112,873	Activision Blizzard, Inc.	5,093,958
211,355	Amdocs Ltd.	12,818,681
164,580	CA, Inc.	5,310,997
3,000	Citrix Systems, Inc. *	236,850
142,525	Convergys Corp.	3,118,447
23,551	CSG Systems International, Inc.	928,145
190,300	eBay, Inc. *	6,451,170
202,264	Fiserv, Inc. *	23,341,266
275,099	International Business Machines Corp.	49,468,302
122,641	Net 1 UEPS Technologies, Inc. *	1,631,125
368,758	Paychex, Inc.	22,649,116
59,180	Sykes Enterprises, Inc. *	1,610,880
30,000	Synopsys, Inc. *	2,143,200
56,128	Western Union Co. (The)	1,102,354

	Total Software & Services	148,678,056

	Technology Hardware & Equipment — 8.7%
143,065	Apple, Inc.	19,598,474
125,207	Arrow Electronics, Inc. *	9,039,946
119,564	Avnet, Inc.	5,509,509
1,596,729	Cisco Systems, Inc.	54,576,197
11,300	Coherent, Inc. *	2,063,154
254,800	Corning, Inc.	7,035,028
15,741	ePlus, Inc. *	1,998,320
59,314	F5 Networks, Inc. *	8,497,917
1,055,200	HP, Inc.	18,328,824
26,402	Insight Enterprises, Inc. *	1,118,389
26,800	NETGEAR, Inc. *	1,468,640
146,193	Sanmina Corp. *	5,701,527
127,300	Seagate Technology Plc	6,134,587
58,738	Tech Data Corp. *	5,110,206
91,700	Western Digital Corp.	7,049,896

	Total Technology Hardware & Equipment	153,230,614

	Telecommunication Services — 2.7%
2,800	FairPoint Communications, Inc. *	44,380
956,217	Verizon Communications, Inc.	47,457,050
13,175	Vonage Holdings Corp. *	79,313

	Total Telecommunication Services	47,580,743

Shares	Description	Value ($)
	Transportation — 1.1%
197,171	Delta Air Lines, Inc.	9,844,748
21,366	SkyWest, Inc.	751,015
87,700	United Parcel Service, Inc. – Class B	9,275,152

	Total Transportation	19,870,915

	Utilities — 0.6%
17,765	Avista Corp.	708,290
293,800	CenterPoint Energy, Inc.	8,026,616
1,489	DTE Energy Co.	150,955
16,200	Pinnacle West Capital Corp.	1,331,478
900	SCANA Corp.	62,415

	Total Utilities	10,279,754

	TOTAL COMMON STOCKS (COST $1,569,945,394)	1,746,501,042

	MUTUAL FUNDS — 0.6%

	Affiliated Issuers — 0.6%
447,204	GMO U.S. Treasury Fund	11,180,107

	TOTAL MUTUAL FUNDS (COST $11,180,107)	11,180,107

	SHORT-TERM INVESTMENTS — 0.2%

	Money Market Funds — 0.2%
3,560,695	State Street Institutional Treasury Money Market Fund-Premier Class, 0.42% (a)	3,560,695

	TOTAL SHORT-TERM INVESTMENTS (COST $3,560,695)	3,560,695

	TOTAL INVESTMENTS — 100.0% (Cost $1,584,686,196)	1,761,241,844
	Other Assets and Liabilities (net) — (0.0%)	(221,624)

	TOTAL NET ASSETS — 100.0%	$1,761,020,220

Notes to Schedule of Investments:

*	Non-income producing security.
(a)	The rate disclosed is the 7 day net yield as of February 28, 2017.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 54.

See accompanying notes to the financial statements.	53

GMO Trust Funds

Schedule of Investments — (Continued)

February 28, 2017

Portfolio Abbreviations:

ADR - American Depositary Receipt

CDI - Certificado de Deposito Interbancario

CVA - Certificaaten van aandelen (Share Certificates)

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

GDR - Global Depository Receipt

JSC - Joint-Stock Company

OJSC - Open Joint-Stock Company

PJSC - Private Joint-Stock Company

REIT - Real Estate Investment Trust

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SGD - Singapore Dollar

USD - United States Dollar

54	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2017

	International Equity Fund	International Large/Mid Cap Equity Fund	Quality Fund
Assets:
Investments in affiliated issuers, at value (Notes 2 and 10)(a)	$21,767,868	$2,408,002	$240,449,520
Investments in unaffiliated issuers, at value (Note 2)(b)	5,786,882,360	181,590,377	8,434,689,277
Foreign currency, at value (Note 2)(c)	430	—	17
Receivable for investments sold	34,796,428	—	—
Receivable for Fund shares sold	147,615	2,294	1,201,175
Dividends receivable	19,163,856	390,318	14,198,309
Dividend withholding tax receivable	10,755,012	1,625,451	5,596,738
Receivable for foreign currency sold	41,353	—	—
Due from broker (Note 2)	—	126,320	—
Receivable for expenses reimbursed and/or waived by GMO (Note 5)	39,708	25,044	193,964
Miscellaneous receivable	17,819	855	—

Total assets	5,873,612,449	186,168,661	8,696,329,000

Liabilities:
Due to custodian	—	21,320	—
Payable for investments purchased	2,040,148	—	—
Payable for Fund shares repurchased	54,757,772	—	60,793,768
Payable to affiliate for (Note 5):
Management fee	2,319,399	54,154	2,187,890
Shareholder service fee	452,531	14,609	671,896
Payable for variation margin on open futures contracts (Note 4)	—	2,990	—
Payable to agents unaffiliated with GMO	980	—	1,260
Payable to Trustees and related expenses	13,322	1,386	13,869
Accrued expenses	642,550	223,974	458,360

Total liabilities	60,226,702	318,433	64,127,043

Net assets	$5,813,385,747	$185,850,228	$8,632,201,957

(a) Cost of investments – affiliated issuers:	$21,767,868	$2,407,998	$240,432,540
(b) Cost of investments – unaffiliated issuers:	$5,646,269,044	$174,458,501	$6,731,278,460
(c) Cost of foreign currency:	$15,126	$—	$16

See accompanying notes to the financial statements.	55

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2017 — (Continued)

	International Equity Fund	International Large/Mid Cap Equity Fund	Quality Fund
Net assets consist of:
Paid-in capital	$7,115,732,797	$182,841,219	$6,854,796,726
Accumulated undistributed net investment income	—	—	12,124,473
Distributions in excess of net investment income	(1,659,043)	(801,660)	—
Accumulated net realized gain (loss)	(1,439,917,785)	(3,037,402)	62,366,961
Net unrealized appreciation (depreciation)	139,229,778	6,848,071	1,702,913,797

	$5,813,385,747	$185,850,228	$8,632,201,957

Net assets attributable to:
Class II	$10,301,983	$—	$—

Class III	$731,059,802	$39,140,566	$3,587,626,506

Class IV	$5,072,023,962	$146,112,404	$1,222,873,632

Class V	$—	$—	$462,677,097

Class VI	$—	$597,258	$3,359,024,722

Shares outstanding:
Class II	510,582	—	—

Class III	35,813,992	1,538,603	162,719,961

Class IV	248,882,206	5,752,610	55,392,050

Class V	—	—	20,959,311

Class VI	—	23,527	152,346,830

Net asset value per share:
Class II	$20.18	$—	$—

Class III	$20.41	$25.44	$22.05

Class IV	$20.38	$25.40	$22.08

Class V	$—	$—	$22.08

Class VI	$—	25.39	22.05

56	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2017 — (Continued)

	Resources Fund	Risk Premium Fund	Tax-Managed International Equities Fund	U.S. Equity Allocation Fund
Assets:
Investments in affiliated issuers, at value (Notes 2 and 10)(a)	$6,150,081	$—	$427,587	$11,180,107
Investments in unaffiliated issuers, at value (Note 2)(b)	206,177,573	158,083,394	114,768,716	1,750,061,737
Foreign currency, at value (Note 2)(c)	81,391	—	27,693	—
Cash	—	—	350	—
Receivable for investments sold	—	—	2,629,611	—
Dividends receivable	645,502	233	312,741	4,330,762
Dividend withholding tax receivable	27,852	—	228,534	—
Receivable for foreign currency sold	—	—	3,233	—
Due from broker (Note 2)	—	3,568,203	39,650	—
Receivable for expenses reimbursed and/or waived by GMO (Note 5)	994	11,956	15,052	7,792
Miscellaneous receivable	2,210	—	398	—

Total assets	213,085,603	161,663,786	118,453,565	1,765,580,398

Liabilities:
Payable for Fund shares repurchased	55,576	—	2,510,000	3,890,735
Payable to affiliate for (Note 5):
Management fee	84,047	55,762	46,426	413,096
Shareholder service fee	17,690	7,290	13,928	85,398
Payable for variation margin on open futures contracts (Note 4)	—	—	910	—
Written options outstanding, at value (Note 4)(d)	—	1,112,331	—	—
Payable to agents unaffiliated with GMO	28	28	28	280
Payable to Trustees and related expenses	439	307	259	3,021
Accrued expenses	106,455	64,341	149,365	167,648

Total liabilities	264,235	1,240,059	2,720,916	4,560,178

Net assets	$212,821,368	$160,423,727	$115,732,649	$1,761,020,220

(a) Cost of investments – affiliated issuers:	$6,149,300	$—	$427,584	$11,180,107
(b) Cost of investments – unaffiliated issuers:	$158,667,599	$158,099,801	$94,729,055	$1,573,506,089
(c) Cost of foreign currency:	$80,654	$—	$27,833	$—
(d) Premiums on written options:	$—	$1,813,247	$—	$—

See accompanying notes to the financial statements.	57

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2017 — (Continued)

	Resources Fund	Risk Premium Fund	Tax-Managed International Equities Fund	U.S. Equity Allocation Fund
Net assets consist of:
Paid-in capital	$226,677,516	$148,743,772	$137,007,509	$1,549,428,126
Accumulated undistributed net investment income	—	—	—	1,744,705
Distributions in excess of net investment income	(1,125,547)	(8,343)	(375,725)	—
Accumulated net realized gain (loss)	(60,234,652)	11,003,789	(40,892,988)	33,291,741
Net unrealized appreciation (depreciation)	47,504,051	684,509	19,993,853	176,555,648

	$212,821,368	$160,423,727	$115,732,649	$1,761,020,220

Net assets attributable to:
Class III	$22,561,741	$5,049,216	$115,732,649	$109,726,387

Class IV	$190,259,627	$—	$—	$16,707,185

Class V	$—	$—	$—	$164,651,512

Class VI	$—	$155,374,511	$—	$1,469,935,136

Shares outstanding:
Class III	1,303,659	168,712	8,102,468	7,247,779

Class IV	11,027,754	—	—	1,102,339

Class V	—	—	—	10,910,819

Class VI	—	5,167,795	—	97,631,890

Net asset value per share:
Class III	$17.31	$29.93	$14.28	$15.14

Class IV	$17.25	$—	$—	$15.16

Class V	$—	$—	$—	$15.09

Class VI	$—	$30.07	$—	$15.06

58	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Operations — Year Ended February 28, 2017

	International Equity Fund	International Large/Mid Cap Equity Fund	Quality Fund
Investment Income:
Dividends from unaffiliated issuers (Net of withholding tax) (Note 2)(a)	$278,220,664	$39,790,568	$180,176,572
Dividends from affiliated issuers (Note 10)	497,582	73,394	831,750
Interest	—	3,444	—

Total investment income	278,718,246	39,867,406	181,008,322

Expenses:
Management fee (Note 5)	36,735,770	3,434,658	27,519,416
Shareholder service fee – Class II (Note 5)	119,281	—	—
Shareholder service fee – Class III (Note 5)	1,284,078	430,138	5,561,758
Shareholder service fee – Class IV (Note 5)	5,793,195	352,030	1,398,188
Shareholder service fee – Class V (Note 5)	—	—	334,093
Shareholder service fee – Class VI (Note 5)	—	124,275	1,598,695
Audit and tax fees	164,040	160,123	88,507
Custodian and fund accounting agent fees	2,578,429	516,816	1,108,072
Legal fees	140,526	28,034	171,867
Registration fees	14,622	19,877	25,278
Transfer agent fees	62,497	58,301	—
Trustees’ fees and related expenses (Note 5)	124,109	15,759	142,096
Miscellaneous	55,284	18,639	35,449

Total expenses	47,071,831	5,158,650	37,983,419
Fees and expenses reimbursed and/or waived by GMO (Note 5)	(2,942,961)	(734,449)	(1,405,696)

Net expenses	44,128,870	4,424,201	36,577,723

Net investment income (loss)	234,589,376	35,443,205	144,430,599

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(388,132,310)	(98,821,311)	124,346,476
Investments in affiliated issuers	144,978	16,407	(91,835)
Realized gain distributions from affiliated issuers (Note 10)	11,487	5,414	106,967
Futures contracts	16,527,985	1,784,887	—
Foreign currency, forward contracts and foreign currency related transactions	2,020,324	(850,406)	(174,671)

Net realized gain (loss)	(369,427,536)	(97,865,009)	124,186,937

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	1,247,904,645	197,109,768	1,215,439,021
Investments in affiliated issuers	(75,879)	4	16,980
Futures contracts	(3,066,601)	(31,335)	—
Foreign currency, forward contracts and foreign currency related transactions	(541,051)	(69,220)	51,371

Net change in unrealized appreciation (depreciation)	1,244,221,114	197,009,217	1,215,507,372

Net realized and unrealized gain (loss)	874,793,578	99,144,208	1,339,694,309

Net increase (decrease) in net assets resulting from operations	$1,109,382,954	$134,587,413	$1,484,124,908

(a) Withholding tax:	$30,645,686	$4,472,361	$1,988,425

See accompanying notes to the financial statements.	59

GMO Trust Funds

Statements of Operations — Year Ended February 28, 2017 — (Continued)

	Resources Fund	Risk Premium Fund	Tax-Managed International Equities Fund	U.S. Equity Allocation Fund
Investment Income:
Dividends from unaffiliated issuers (Net of withholding tax) (Note 2)(a)	$5,717,492	$2,856	$6,050,418	$64,526,560
Dividends from affiliated issuers (Note 10)	11,897	—	10,132	174,881
Interest	3,024	894,877	—	10,346

Total investment income	5,732,413	897,733	6,060,550	64,711,787

Expenses:
Management fee (Note 5)	967,286	916,981	835,283	8,966,326
Shareholder service fee – Class III (Note 5)	24,524	10,933	250,585	226,734
Shareholder service fee – Class IV (Note 5)	177,108	—	—	170,734
Shareholder service fee – Class V (Note 5)	—	—	—	74,626
Shareholder service fee – Class VI (Note 5)	—	108,067	—	1,365,473
Audit and tax fees	91,031	59,220	122,709	89,323
Custodian and fund accounting agent fees	253,188	37,706	251,895	439,173
Legal fees	11,476	13,633	9,633	51,289
Registration fees	3,953	2,622	2,830	22,273
Transfer agent fees	44,703	—	31,203	—
Trustees’ fees and related expenses (Note 5)	3,288	3,483	2,735	48,880
Miscellaneous	10,495	11,946	7,477	24,695

Total expenses	1,587,052	1,164,591	1,514,350	11,479,526
Fees and expenses reimbursed and/or waived by GMO (Note 5)	(190,668)	(117,778)	(383,695)	(611,889)

Net expenses	1,396,384	1,046,813	1,130,655	10,867,637

Net investment income (loss)	4,336,029	(149,080)	4,929,895	53,844,150

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(15,701,677)	14,479	11,531,320	303,526,923
Investments in affiliated issuers	(700)	—	2,178	20,734
Realized gain distributions from affiliated issuers (Note 10)	997	—	1,041	5,540
Futures contracts	—	79,262	1,016,633	3,180,746
Written options	—	38,536,036	—	—
Swap contracts	—	—	—	2,130,834
Foreign currency, forward contracts and foreign currency related transactions	54,668	(5,975)	(7,219)	(43,458)

Net realized gain (loss)	(15,646,712)	38,623,802	12,543,953	308,821,319 *

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	92,768,126	(10,319)	7,389,142	274,241,286
Investments in affiliated issuers	781	—	(640)	—
Futures contracts	—	—	(26,590)	27,300
Written options	—	(1,966,096)	—	—
Swap contracts	—	—	—	137,535
Foreign currency, forward contracts and foreign currency related transactions	(2,484)	—	(15,592)	73,685

Net change in unrealized appreciation (depreciation)	92,766,423	(1,976,415)	7,346,320	274,479,806

Net realized and unrealized gain (loss)	77,119,711	36,647,387	19,890,273	583,301,125

Net increase (decrease) in net assets resulting from operations	$81,455,740	$36,498,307	$24,820,168	$637,145,275

(a) Withholding tax:	$670,861	$—	$672,100	$—

*	For the details related to in-kind redemption realized gain (loss) please refer to Note 6.

60	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Changes in Net Assets

	International Equity Fund
	Year Ended February 28/29,
	2017	2016
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$234,589,376	$299,318,899
Net realized gain (loss)	(369,427,536)	(924,763,345)
Change in net unrealized appreciation (depreciation)	1,244,221,114	(1,542,419,667)

Net increase (decrease) in net assets from operations	1,109,382,954	(2,167,864,113)

Distributions to shareholders from:
Net investment income
Class II	(1,695,696)	(2,783,157)
Class III	(29,374,478)	(32,069,436)
Class IV	(231,403,335)	(262,231,822)

Total distributions from net investment income	(262,473,509)	(297,084,415)

Net share transactions (Note 9):
Class II	(77,406,799)	(14,840,408)
Class III	(418,557,020)	(208,885,684)
Class IV	(2,713,470,910)	(2,151,296,529)

Increase (decrease) in net assets resulting from net share transactions	(3,209,434,729)	(2,375,022,621)

Total increase (decrease) in net assets	(2,362,525,284)	(4,839,971,149)

Net assets:
Beginning of period	8,175,911,031	13,015,882,180

End of period	$5,813,385,747	$8,175,911,031

Accumulated undistributed net investment income	$—	$8,828,912

Distributions in excess of net investment income	$(1,659,043)	$—

See accompanying notes to the financial statements.	61

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	International Large/Mid Cap Equity Fund		Quality Fund
	Year Ended February 28/29,		Year Ended February 28/29,
	2017	2016	2017	2016
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$35,443,205	$52,557,744	$144,430,599	$158,368,071
Net realized gain (loss)	(97,865,009)	(190,591,148)	124,186,937	663,866,296
Change in net unrealized appreciation (depreciation)	197,009,217	(247,937,218)	1,215,507,372	(1,095,864,748)

Net increase (decrease) in net assets from operations	134,587,413	(385,970,622)	1,484,124,908	(273,630,381)

Distributions to shareholders from:
Net investment income
Class III	(8,124,692)	(15,313,801)	(57,275,158)	(79,292,453)
Class IV	(17,599,928)	(29,419,761)	(22,564,133)	(35,006,780)
Class V	—	—	(7,845,378)	(4,512,211)
Class VI	(14,995,054)	(8,537,349)	(60,728,903)	(43,526,160)

Total distributions from net investment income	(40,719,674)	(53,270,911)	(148,413,572)	(162,337,604)

Net realized gains
Class III	—	—	(70,068,944)	(566,483,770)
Class IV	—	—	(20,077,057)	(243,748,776)
Class V	—	—	(7,430,364)	(29,840,319)
Class VI	—	—	(57,344,795)	(288,130,004)

Total distributions from net realized gains	—	—	(154,921,160)	(1,128,202,869)

Net share transactions (Note 9):
Class III	(454,115,817)	(2,029,751)	(947,621,009)	(568,842,100)
Class IV	(549,754,619)	(472,949,903)	(265,229,455)	(575,289,746)
Class V	—	—	132,591,501	50,179,833
Class VI	(285,325,217)	355,695,906	1,259,875,418	(372,760,331)

Increase (decrease) in net assets resulting from net share transactions	(1,289,195,653)	(119,283,748)	179,616,455	(1,466,712,344)

Total increase (decrease) in net assets	(1,195,327,914)	(558,525,281)	1,360,406,631	(3,030,883,198)

Net assets:
Beginning of period	1,381,178,142	1,939,703,423	7,271,795,326	10,302,678,524

End of period	$185,850,228	$1,381,178,142	$8,632,201,957	$7,271,795,326

Accumulated undistributed net investment income	$—	$2,237,769	$12,124,473	$16,652,554

Distributions in excess of net investment income	$(801,660)	$—	$—	$—

62	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	Resources Fund		Risk Premium Fund
	Year Ended February 28/29,		Year Ended February 28/29,
	2017	2016	2017	2016
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$4,336,029	$6,229,283	$(149,080)	$(1,347,990)
Net realized gain (loss)	(15,646,712)	(37,815,633)	38,623,802	1,850,460
Change in net unrealized appreciation (depreciation)	92,766,423	(25,967,335)	(1,976,415)	(3,496,288)

Net increase (decrease) in net assets from operations	81,455,740	(57,553,685)	36,498,307	(2,993,818)

Distributions to shareholders from:
Net investment income
Class III	(537,264)	(450,778)	—	—
Class IV	(5,489,443)	(5,429,594)	—	—

Total distributions from net investment income	(6,026,707)	(5,880,372)	—	—

Net realized gains
Class III	—	—	(544,070)	(385,514)
Class IV†	—	—	—	(477,401)
Class VI	—	—	(12,713,932)	(27,007,381)

Total distributions from net realized gains	—	—	(13,258,002)	(27,870,296)

Net share transactions (Note 9):
Class III	2,267,643	(4,873,918)	(2,521,322)	2,420,526
Class IV†	(49,883,908)	109,707,099	—	(6,512,434)
Class VI	—	—	(91,116,939)	(179,700,552)

Increase (decrease) in net assets resulting from net share transactions	(47,616,265)	104,833,181	(93,638,261)	(183,792,460)

Purchase premiums and redemption fees (Notes 2 and 9):
Class III	19,745	33,787	6,093	14,035
Class IV†	204,990	308,729	—	16,478
Class VI	—	—	154,283	897,087

Increase in net assets resulting from purchase premiums and redemption fees	224,735	342,516	160,376	927,600

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	(47,391,530)	105,175,697	(93,477,885)	(182,864,860)

Total increase (decrease) in net assets	28,037,503	41,741,640	(70,237,580)	(213,728,974)

Net assets:
Beginning of period	184,783,865	143,042,225	230,661,307	444,390,281

End of period	$212,821,368	$184,783,865	$160,423,727	$230,661,307

Accumulated undistributed net investment income	$—	$323,736	$—	$—

Distributions in excess of net investment income	$(1,125,547)	$—	$(8,343)	$(100,672)

† Class IV of Risk Premium Fund liquidated on February 25, 2016.

See accompanying notes to the financial statements.	63

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	Tax-Managed International Equities Fund		U.S. Equity Allocation Fund
	Year Ended February 28/29,		Year Ended February 28/29,
	2017	2016	2017	2016
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$4,929,895	$9,430,122	$53,844,150	$90,905,365
Net realized gain (loss)	12,543,953	(30,155,203)	308,821,319	399,793,966
Change in net unrealized appreciation (depreciation)	7,346,320	(57,099,819)	274,479,806	(850,530,072)

Net increase (decrease) in net assets from operations	24,820,168	(77,824,900)	637,145,275	(359,830,741)

Distributions to shareholders from:
Net investment income
Class III	(5,479,378)	(10,648,298)	(3,242,235)	(2,736,725)
Class IV	—	—	(3,297,483)	(6,908,903)
Class V	—	—	(2,051,735)	—
Class VI	—	—	(54,438,157)	(77,939,183)

Total distributions from net investment income	(5,479,378)	(10,648,298)	(63,029,610)	(87,584,811)

Net realized gains
Class III	—	—	(10,903,518)	(18,059,938)
Class IV	—	—	(4,144,649)	(40,178,877)
Class V	—	—	(14,444,911)	—
Class VI	—	—	(169,453,338)	(471,741,711)

Total distributions from net realized gains	—	—	(198,946,416)	(529,980,526)

Net share transactions (Note 9):
Class III	(119,585,524)	(122,597,127)	(102,529,429)	(59,318,618)
Class IV	—	—	(534,602,197)	154,174,391
Class V	—	—	162,994,661	—
Class VI	—	—	(2,687,005,631)	(1,320,602,585)

Increase (decrease) in net assets resulting from net share transactions	(119,585,524)	(122,597,127)	(3,161,142,596)	(1,225,746,812)

Total increase (decrease) in net assets	(100,244,734)	(211,070,325)	(2,785,973,347)	(2,203,142,890)

Net assets:
Beginning of period	215,977,383	427,047,708	4,546,993,567	6,750,136,457

End of period	$115,732,649	$215,977,383	$1,761,020,220	$4,546,993,567

Accumulated undistributed net investment income	$—	$—	$1,744,705	$11,963,097

Distributions in excess of net investment income	$(375,725)	$(179,152)	$—	$—

64	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

INTERNATIONAL EQUITY FUND

	Class II Shares								Class III Shares
	Year Ended February 28/29,								Year Ended February 28/29,
	2017		2016	2015	2014		2013		2017		2016	2015	2014		2013
Net asset value, beginning of period	$18.17		$23.43	$26.16	$20.94		$20.18		$18.38		$23.70	$26.44	$21.16		$20.39

Income (loss) from investment operations:
Net investment income (loss)†(a)	0.70		0.57	0.66	0.80		0.56		0.63		0.59	0.69	0.86		0.56
Net realized and unrealized gain (loss)	2.07		(5.19)	(1.42)	4.88		0.85		2.19		(5.25)	(1.45)	4.90		0.88

Total from investment operations	2.77		(4.62)	(0.76)	5.68		1.41		2.82		(4.66)	(0.76)	5.76		1.44

Less distributions to shareholders:
From net investment income	(0.76)		(0.64)	(1.07)	(0.46)		(0.65)		(0.79)		(0.66)	(1.08)	(0.48)		(0.67)
From net realized gains	—		—	(0.90)	—		—		—		—	(0.90)	—		—

Total distributions	(0.76)		(0.64)	(1.97)	(0.46)		(0.65)		(0.79)		(0.66)	(1.98)	(0.48)		(0.67)

Net asset value, end of period	$20.18		$18.17	$23.43	$26.16		$20.94		$20.41		$18.38	$23.70	$26.44		$21.16

Total Return(b)	15.45%		(19.99)%	(2.55)%	27.41%		7.23%		15.53%		(19.95)%	(2.50)%	27.53%		7.30%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$10,302		$81,206	$118,737	$139,401		$169,056		$731,060		$1,043,305	$1,523,128	$1,555,509		$1,540,203
Net expenses to average daily net assets(c)	0.72%		0.72%	0.72%	0.72	%(d)	0.72	%(d)	0.65%		0.65%	0.65%	0.65	%(d)	0.65	%(d)
Net investment income (loss) to average daily net assets(a)	3.62%		2.65%	2.63%	3.47%		2.87%		3.16%		2.70%	2.73%	3.62%		2.82%
Portfolio turnover rate	27	%(e)	75%	70%	48%		40%		27	%(e)	75%	70%	48%		40%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.04%		0.04%	0.04%	0.04%		0.04%		0.04%		0.04%	0.04%	0.04%		0.04%

	Class IV Shares
	Year Ended February 28/29,
	2017		2016	2015	2014		2013
Net asset value, beginning of period	$18.36		$23.66	$26.41	$21.14		$20.37

Income (loss) from investment operations:
Net investment income (loss)†(a)	0.63		0.62	0.67	0.89		0.54
Net realized and unrealized gain (loss)	2.19		(5.25)	(1.42)	4.88		0.91

Total from investment operations	2.82		(4.63)	(0.75)	5.77		1.45

Less distributions to shareholders:
From net investment income	(0.80)		(0.67)	(1.10)	(0.50)		(0.68)
From net realized gains	—		—	(0.90)	—		—

Total distributions	(0.80)		(0.67)	(2.00)	(0.50)		(0.68)

Net asset value, end of period	$20.38		$18.36	$23.66	$26.41		$21.14

Total Return(b)	15.57%		(19.85)%	(2.47)%	27.60%		7.39%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$5,072,024		$7,051,400	$11,374,017	$11,926,293		$7,366,819
Net expenses to average daily net assets(c)	0.59%		0.59%	0.59%	0.59	%(d)	0.59	%(d)
Net investment income (loss) to average daily net assets(a)	3.19%		2.80%	2.66%	3.74%		2.70%
Portfolio turnover rate	27	%(e)	75%	70%	48%		40%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.04%		0.04%	0.04%	0.04%		0.04%
(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests, if any.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
(e)	The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during the year ended February 28, 2017, including transactions in USTF, was 50% of the average value of its portfolio.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	65

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

INTERNATIONAL LARGE/MID CAP EQUITY FUND

	Class III Shares								Class IV Shares
	Year Ended February 28/29,								Year Ended February 28/29,
	2017		2016	2015	2014		2013		2017		2016	2015	2014		2013
Net asset value, beginning of period	$23.46		$30.16	$35.20	$28.96		$27.50		$23.44		$30.14	$35.18	$28.94		$27.48

Income (loss) from investment operations:
Net investment income (loss)†(a)	0.96		0.81	0.92	1.18		0.77		1.04		0.87	0.96	1.17		0.80
Net realized and unrealized gain (loss)	2.40		(6.71)	(2.19)	6.56		1.62		2.34		(6.75)	(2.21)	6.60		1.60

Total from investment operations	3.36		(5.90)	(1.27)	7.74		2.39		3.38		(5.88)	(1.25)	7.77		2.40

Less distributions to shareholders:
From net investment income	(1.38)		(0.80)	(1.46)	(1.50)		(0.93)		(1.42)		(0.82)	(1.48)	(1.53)		(0.94)
From net realized gains	—		—	(2.31)	—		—		—		—	(2.31)	—		—

Total distributions	(1.38)		(0.80)	(3.77)	(1.50)		(0.93)		(1.42)		(0.82)	(3.79)	(1.53)		(0.94)

Net asset value, end of period	$25.44		$23.46	$30.16	$35.20		$28.96		$25.40		$23.44	$30.14	$35.18		$28.94

Total Return(b)	14.70%		(19.82)%	(3.33)%	27.30%		8.93%		14.79%		(19.78)%	(3.28)%	27.40%		9.00%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$39,141		$459,614	$592,365	$598,840		$621,870		$146,112		$641,750	$1,346,483	$1,262,615		$1,394,919
Net expenses to average daily net assets(c)	0.54%		0.53%	0.53%	0.53	%(d)	0.53	%(d)	0.48%		0.47%	0.47%	0.47	%(d)	0.47	%(d)
Net investment income (loss) to average daily net assets(a)	3.84%		2.90%	2.80%	3.70%		2.87%		4.14%		3.08%	2.91%	3.69%		2.93%
Portfolio turnover rate	26	%(e)	88%	82%	54%		47%		26	%(e)	88%	82%	54%		47%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.08%		0.06%	0.07%	0.06%		0.05%		0.08%		0.06%	0.07%	0.06%		0.05%

	Class VI Shares
	Year Ended February 28/29,
	2017		2016	2015	2014		2013
Net asset value, beginning of period	$23.44		$30.11	$35.15	$28.91		$27.46

Income (loss) from investment operations:
Net investment income (loss)†(a)	0.92		0.46	0.94	1.58		0.79
Net realized and unrealized gain (loss)	2.47		(6.34)	(2.17)	6.17		1.61

Total from investment operations	3.39		(5.88)	(1.23)	7.75		2.40

Less distributions to shareholders:
From net investment income	(1.44)		(0.79)	(1.50)	(1.51)		(0.95)
From net realized gains	—		—	(2.31)	—		—

Total distributions	(1.44)		(0.79)	(3.81)	(1.51)		(0.95)

Net asset value, end of period	$25.39		$23.44	$30.11	$35.15		$28.91

Total Return(b)	14.85%		(19.76)%	(3.24)%	27.39%		9.01%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$597		$279,814	$855	$319,285		$2,481,773
Net expenses to average daily net assets(c)	0.44%		0.44%	0.44%	0.44	%(d)	0.44	%(d)
Net investment income (loss) to average daily net assets(a)	3.66%		1.76%	2.89%	5.24%		2.89%
Portfolio turnover rate	26	%(e)	88%	82%	54%		47%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.08%		0.06%	0.07%	0.05%		0.05%
(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests, if any.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note 5).
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
(e)	The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during the year ended February 28, 2017, including transactions in USTF, was 51% of the average value of its portfolio.
†	Calculated using average shares outstanding throughout the period.

66	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

QUALITY FUND

	Class III Shares								Class IV Shares
	Year Ended February 28/29,								Year Ended February 28/29,
	2017		2016	2015	2014		2013		2017		2016	2015	2014		2013
Net asset value, beginning of period	$18.99		$22.98	$25.08	$23.81		$23.41		$19.01		$23.01	$25.10	$23.83		$23.42

Income (loss) from investment operations:
Net investment income (loss)†(a)	0.35		0.38	0.42	0.51		0.47		0.36		0.39	0.43	0.53		0.49
Net realized and unrealized gain (loss)	3.44		(1.04)	2.91	3.70		2.24		3.45		(1.05)	2.92	3.70		2.24

Total from investment operations	3.79		(0.66)	3.33	4.21		2.71		3.81		(0.66)	3.35	4.23		2.73

Less distributions to shareholders:
From net investment income	(0.35)		(0.42)	(0.49)	(0.53)		(0.51)		(0.36)		(0.43)	(0.50)	(0.55)		(0.52)
From net realized gains	(0.38)		(2.91)	(4.94)	(2.41)		(1.80)		(0.38)		(2.91)	(4.94)	(2.41)		(1.80)

Total distributions	(0.73)		(3.33)	(5.43)	(2.94)		(2.31)		(0.74)		(3.34)	(5.44)	(2.96)		(2.32)

Net asset value, end of period	$22.05		$18.99	$22.98	$25.08		$23.81		$22.08		$19.01	$23.01	$25.10		$23.83

Total Return(b)	20.25%		(2.89)%	14.73%	18.38%		12.39%		20.33%		(2.88)%	14.81%	18.43%		12.47%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,587,627		$3,968,156	$5,336,063	$5,747,512		$6,682,281		$1,222,874		$1,294,033	$2,201,876	$2,134,444		$2,079,055
Net expenses to average daily net assets(c)	0.48%		0.48%	0.48%	0.48	%(d)	0.48	%(d)	0.44%		0.44%	0.44%	0.44	%(d)	0.44	%(d)
Net investment income (loss) to average daily net assets(a)	1.72%		1.79%	1.71%	2.04%		2.02%		1.76%		1.83%	1.77%	2.07%		2.09%
Portfolio turnover rate	29	%(e)	37%	60%	48%		34%		29	%(e)	37%	60%	48%		34%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.02%		0.02%	0.02%	0.01%		0.02%		0.02%		0.02%	0.02%	0.01%		0.02%

	Class V Shares								Class VI Shares
	Year Ended February 28/29,								Year Ended February 28/29,
	2017		2016	2015	2014		2013		2017		2016	2015	2014		2013
Net asset value, beginning of period	$19.01		$23.01	$25.10	$23.82		$23.42		$18.99		$22.99	$25.09	$23.82		$23.41

Income (loss) from investment operations:
Net investment income (loss)†(a)	0.36		0.39	0.44	0.56		0.48		0.36		0.40	0.45	0.54		0.49
Net realized and unrealized gain (loss)	3.46		(1.05)	2.92	3.68		2.25		3.46		(1.04)	2.90	3.70		2.25

Total from investment operations	3.82		(0.66)	3.36	4.24		2.73		3.82		(0.64)	3.35	4.24		2.74

Less distributions to shareholders:
From net investment income	(0.37)		(0.43)	(0.51)	(0.55)		(0.53)		(0.38)		(0.45)	(0.51)	(0.56)		(0.53)
From net realized gains	(0.38)		(2.91)	(4.94)	(2.41)		(1.80)		(0.38)		(2.91)	(4.94)	(2.41)		(1.80)

Total distributions	(0.75)		(3.34)	(5.45)	(2.96)		(2.33)		(0.76)		(3.36)	(5.45)	(2.97)		(2.33)

Net asset value, end of period	$22.08		$19.01	$23.01	$25.10		$23.82		$22.05		$18.99	$22.99	$25.09		$23.82

Total Return(b)	20.39%		(2.89)%	14.86%	18.49%		12.45%		20.39%		(2.83)%	14.83%	18.50%		12.53%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$462,677		$277,186	$267,809	$653,307		$455,097		$3,359,025		$1,732,420	$2,496,930	$3,675,950		$4,140,416
Net expenses to average daily net assets(c)	0.42%		0.42%	0.42%	0.42	%(d)	0.41	%(d)	0.39%		0.39%	0.39%	0.39	%(d)	0.38	%(d)
Net investment income (loss) to average daily net assets(a)	1.72%		1.85%	1.81%	2.22%		2.05%		1.73%		1.88%	1.83%	2.13%		2.10%
Portfolio turnover rate	29	%(e)	37%	60%	48%		34%		29	%(e)	37%	60%	48%		34%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.02%		0.02%	0.02%	0.01%		0.02%		0.02%		0.02%	0.02%	0.01%		0.02%

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests, if any.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds, if any (Note 5).
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
(e)	The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during the year ended February 28, 2017, including transactions in USTF, was 48% of the average value of its portfolio.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	67

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

RESOURCES FUND

	Class III Shares								Class IV Shares
	Year Ended February 28/29,								Year Ended February 28/29,
	2017		2016	2015	2014		2013		2017		2016	2015	2014(a)
Net asset value, beginning of period	$11.74		$16.33	$21.88	$21.59		$22.96		$11.71		$16.28	$21.86	$21.40

Income (loss) from investment operations:
Net investment income (loss)†(b)	0.30		0.47	0.87	0.51		0.32		0.34		0.46	0.75	0.45
Net realized and unrealized gain (loss)	5.75		(4.67)	(3.77)	0.45		(1.25	)(c)	5.68		(4.63)	(3.65)	0.70

Total from investment operations	6.05		(4.20)	(2.90)	0.96		(0.93)		6.02		(4.17)	(2.90)	1.15

Less distributions to shareholders:
From net investment income	(0.48)		(0.39)	(1.03)	(0.40)		(0.20)		(0.48)		(0.40)	(1.06)	(0.42)
From net realized gains	—		—	(1.62)	(0.27)		(0.24)		—		—	(1.62)	(0.27)

Total distributions	(0.48)		(0.39)	(2.65)	(0.67)		(0.44)		(0.48)		(0.40)	(2.68)	(0.69)

Net asset value, end of period	$17.31		$11.74	$16.33	$21.88		$21.59		$17.25		$11.71	$16.28	$21.86

Total Return(d)	51.75%		(25.76)%	(12.81)%	4.54%		(4.00)%		51.72%		(25.68)%	(12.82)%	5.48	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$22,562		$13,864	$23,734	$81,646		$104,241		$190,260		$170,919	$119,308	$138,358
Net expenses to average daily net assets(e)	0.77%		0.77%	0.76%	0.75	%(f)	0.77%		0.72%		0.72%	0.71%	0.70	%(f)
Net investment income (loss) to average daily net assets(b)	1.99%		3.36%	4.01%	2.36%		1.48%		2.26%		3.31%	3.58%	2.23	%*
Portfolio turnover rate	29	%(g)	130%	126%	40%		51%		29	%(g)	130%	126%	40%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.10%		0.10%	0.08%	0.10%		0.73%		0.10%		0.11%	0.09%	0.11	%*
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.02		$0.03	$0.07	$0.06		$0.22		$0.02		$0.02	$0.03	$0.03

(a)	Period from March 20, 2013 (commencement of operations) through February 28, 2014.
(b)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests, if any.
(c)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
(d)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(e)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(f)	The net expense ratio does not include the effect of expense reductions (Note 2).
(g)	The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during the year ended February 28, 2017, including transactions in USTF, was 40% of the average value of its portfolio.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

68	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

RISK PREMIUM FUND

	Class III Shares								Class VI Shares
	Year Ended February 28/29,								Year Ended February 28/29,
	2017(a)	2016(a)	2015(a)		2014(a)		2013(a)(b)		2017(a)	2016(a)	2015(a)		2014(a)		2013(a)(c)
Net asset value, beginning of period	$26.91	$29.73	$31.74		$31.59		$30.81		$27.00	$29.82	$31.80		$31.59		$30.00

Income (loss) from investment operations:
Net investment income (loss)(d)†	(0.05)	(0.12)	(0.18)		(0.18)		(0.03)		(0.02)	(0.12)	(0.15)		(0.15)		(0.03)
Net realized and unrealized gain (loss)	5.22	(0.30)	1.02		2.13		0.81		5.24	(0.30)	1.02		2.16		1.62

Total from investment operations	5.17	(0.42)	0.84		1.95		0.78		5.22	(0.42)	0.87		2.01		1.59

Less distributions to shareholders:
From net realized gains	(2.15)	(2.40)	(2.85)		(1.80)		—		(2.15)	(2.40)	(2.85)		(1.80)		—

Total distributions	(2.15)	(2.40)	(2.85)		(1.80)		—		(2.15)	(2.40)	(2.85)		(1.80)		—

Net asset value, end of period	$29.93	$26.91	$29.73		$31.74		$31.59		$30.07	$27.00	$29.82		$31.80		$31.59

Total Return(e)	19.50%	(1.66)%	3.19%		6.42%		2.53	%**	19.62%	(1.65)%	3.29%		6.61%		5.30	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$5,049	$6,807	$4,832		$7,489		$6,793		$155,375	$223,854	$432,465		$730,196		$616,464
Net expenses to average daily net assets	0.61%	0.60%	0.61	%(f)	0.60	%(f)(g)	0.60	%(f)(g)*	0.51%	0.51%	0.51	%(f)	0.51	%(f)(g)	0.51	%(f)(g)*
Net investment income (loss) to average daily net assets(d)	(0.16)%	(0.45)%	(0.58)%		(0.57)%		(0.56	)%*	(0.07)%	(0.37)%	(0.49)%		(0.48)%		(0.46	)%*
Portfolio turnover rate	0%	0%	112%		0%		0	%**	0%	0%	112%		0%		0	%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.06%	0.05%	0.04%		0.05%		0.08	%*	0.06%	0.05%	0.03%		0.05%		0.10	%*
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.02 (a)	$0.08 (a)	$0.14	(a)	$0.01	(a)	$0.02	(a)	$0.02 (a)	$0.07 (a)	$0.13	(a)	$0.01	(a)	$0.06	(a)

(a)	Per share amounts were adjusted to reflect a 1:3 reverse stock split effective July 15, 2016.
(b)	Period from December 14, 2012 (commencement of operations) through February 28, 2013.
(c)	Period from November 15, 2012 (commencement of operations) through February 28, 2013.
(d)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests, if any.
(e)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(f)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(g)	The net expense ratio does not include the effect of expense reductions (Note 2).
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

See accompanying notes to the financial statements.	69

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

TAX-MANAGED INTERNATIONAL EQUITIES FUND

	Class III Shares
	Year Ended February 28/29
	2017		2016	2015	2014	2013
Net asset value, beginning of period	$12.92		$16.80	$18.03	$14.56	$13.80

Income (loss) from investment operations:
Net investment income (loss)†(a)	0.41		0.40	0.47	0.57	0.39
Net realized and unrealized gain (loss)	1.50		(3.82)	(1.05)	3.37	0.83

Total from investment operations	1.91		(3.42)	(0.58)	3.94	1.22

Less distributions to shareholders:
From net investment income	(0.55)		(0.46)	(0.65)	(0.47)	(0.46)

Total distributions	(0.55)		(0.46)	(0.65)	(0.47)	(0.46)

Net asset value, end of period	$14.28		$12.92	$16.80	$18.03	$14.56

Total Return(b)	15.05%		(20.63)%	(3.10)%	27.37%	8.99%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$115,733		$215,977	$427,048	$485,665	$479,005
Net expenses to average daily net assets(c)	0.68%		0.66%	0.66%	0.66%	0.67	%(d)
Net investment income (loss) to average daily net assets(a)	2.95%		2.59%	2.71%	3.54%	2.83%
Portfolio turnover rate	47	%(e)	79%	69%	49%	54%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.23%		0.14%	0.12%	0.10%	0.12%
(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests, if any.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
(e)	The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during the year ended February 28, 2017, including transactions in USTF, was 54% of the average value of its portfolio.
†	Calculated using average shares outstanding throughout the period.

70	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

U.S. EQUITY ALLOCATION FUND

	Class III Shares								Class IV Shares
	Year Ended February 28/29,								Year Ended February 28/29,
	2017		2016	2015	2014		2013		2017		2016	2015	2014		2013
Net asset value, beginning of period	$13.79		$16.61	$17.27	$14.51		$13.06		$13.76		$16.58	$17.24	$14.48		$13.04

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.27		0.24	0.28	0.28		0.26		0.25		0.25	0.29	0.29		0.27
Net realized and unrealized gain (loss)	2.89		(1.20)	1.66	2.77		1.47		2.92		(1.20)	1.66	2.77		1.46

Total from investment operations	3.16		(0.96)	1.94	3.05		1.73		3.17		(0.95)	1.95	3.06		1.73

Less distributions to shareholders:
From net investment income	(0.34)		(0.26)	(0.31)	(0.29)		(0.28)		(0.30)		(0.27)	(0.32)	(0.30)		(0.29)
From net realized gains	(1.47)		(1.60)	(2.29)	—		—		(1.47)		(1.60)	(2.29)	—		—

Total distributions	(1.81)		(1.86)	(2.60)	(0.29)		(0.28)		(1.77)		(1.87)	(2.61)	(0.30)		(0.29)

Net asset value, end of period	$15.14		$13.79	$16.61	$17.27		$14.51		$15.16		$13.76	$16.58	$17.24		$14.48

Total Return(c)	23.59%		(6.17)%	12.18%	21.11%		13.40%		23.69%		(6.10)%	12.27%	21.21%		13.40%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$109,726		$194,615	$286,934	$488,982		$188,363		$16,707		$513,751	$431,841	$288,782		$44,849
Net expenses to average daily net assets(e)	0.46%		0.46%	0.46%	0.46	%(d)	0.46	%(d)	0.41%		0.41%	0.41%	0.41	%(d)	0.41	%(d)
Net investment income (loss) to average daily net assets(a)	1.80%		1.57%	1.59%	1.71%		1.95%		1.73%		1.65%	1.63%	1.75%		2.01%
Portfolio turnover rate	66	%(f)	89%	67%	74%		79%		66	%(f)	89%	67%	74%		79%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.02%		0.02%	0.02%	0.02%		0.02%		0.02%		0.02%	0.02%	0.02%		0.02%

	Class V Shares						Class VI Shares
	Period from August 9, 2016 through February 28, 2017		Period from March 1, 2014 through July 30, 2014(b)		Period from January 21, 2014 (commencement of operations) through February 28, 2014		Year Ended February 28/29,
							2017		2016	2015	2014		2013
Net asset value, beginning of period	$14.95		$17.24		$17.17		$13.73		$16.54	$17.21	$14.47		$13.02

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.16		0.12		0.04		0.27		0.26	0.30	0.30		0.28
Net realized and unrealized gain (loss)	1.50		0.90		0.03		2.89		(1.19)	1.65	2.74		1.46

Total from investment operations	1.66		1.02		0.07		3.16		(0.93)	1.95	3.04		1.74

Less distributions to shareholders:
From net investment income	(0.19)		(0.04)		—		(0.36)		(0.28)	(0.33)	(0.30)		(0.29)
From net realized gains	(1.33)		(0.43)		—		(1.47)		(1.60)	(2.29)	—		—

Total distributions	(1.52)		(0.47)		—		(1.83)		(1.88)	(2.62)	(0.30)		(0.29)

Net asset value, end of period	$15.09		$17.79		$17.24		$15.06		$13.73	$16.54	$17.21		$14.47

Total Return(c)	11.37	%**	5.88	%**	0.39	%**	23.68%		(6.02)%	12.28%	21.14%		13.56%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$164,652		$220,333		$259,581		$1,469,935		$3,838,628	$6,031,361	$7,082,304		$1,249,117
Net expenses to average daily net assets(e)	0.40	%*	0.40	%*	0.40	%*(d)	0.37%		0.37%	0.37%	0.37	%(d)	0.37	%(d)
Net investment income (loss) to average daily net assets(a)	1.93	%*	1.69	%*	1.97	%*	1.87%		1.68%	1.70%	1.85%		2.08%
Portfolio turnover rate	66	%**(f)	34	%**(g)	74	%**	66	%(f)	89%	67%	74%		79%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.02	%*	0.02	%*	0.01	%*	0.02%		0.02%	0.02%	0.02%		0.02%

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.
(b)	The class was inactive from July 31, 2014 to August 8, 2016.
(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
(e)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(f)	The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during the year ended February 28, 2017, including transactions in USTF, was 91% of the average value of its portfolio.
(g)	Calculation represents portfolio turnover of the Fund for the period ended July 30, 2014.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

See accompanying notes to the financial statements.	71

GMO Trust Funds

Notes to Financial Statements

February 28, 2017

1.	Organization

Each of International Equity Fund, International Large/Mid Cap Equity Fund, Quality Fund, Resources Fund, Risk Premium Fund, Tax-Managed International Equities Fund and U.S. Equity Allocation Fund (each a “Fund” and collectively the “Funds”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (Funds) and to subdivide Funds into classes. The Funds are advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”).

The Funds may invest in GMO U.S. Treasury Fund and in money market funds unaffiliated with GMO. The Funds may also invest in other GMO Funds (“underlying funds”).

The following table provides information about the Funds’ principal investment objectives and benchmarks (if any):

Fund Name	Benchmark	Investment Objective
International Equity Fund	MSCI EAFE Index	High total return
International Large/Mid Cap Equity Fund	MSCI EAFE Index	High total return
Quality Fund	S&P 500 Index	Total return
Resources Fund	MSCI ACWI Commodity Producers Index	Total return
Risk Premium Fund	MSCI World Index	Total return
Tax-Managed International Equities Fund	MSCI EAFE Index (after tax)	High after-tax total return
U.S. Equity Allocation Fund	S&P 500 Index	High total return

International Large/Mid Cap Equity Fund and Risk Premium Fund currently limit subscriptions.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Funds in preparing these financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. dollars.

Portfolio valuation

Exchange-traded securities (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event GMO deems the private market to be a more reliable indicator of market value than the exchange). Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. Cleared derivatives are valued using the price quoted (which may be based on a model) by the relevant clearing house. If an updated quote for a cleared derivative is not available by the time that a Fund calculates its net asset value on any business day, then that derivative will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house. Over-the-counter (“OTC”) derivatives are generally valued at the price determined by an industry standard model. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Shares of the underlying funds and other open-end registered investment companies are valued at their most recent net asset value. If quotations are not readily available or circumstances make an existing valuation methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in pricing, and in particular fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See the table below for information about securities and derivatives, if any, that were fair valued using methods determined in good faith by or at the direction of the Trustees. The Funds and/or the underlying funds classify such securities as Level 3 (levels defined below). For the year ended February 28, 2017, the Funds did not reduce the value of any of their OTC derivatives contracts, if any, based on the creditworthiness of their counterparties. See Note 4 “Derivative financial instruments” for a further discussion on valuation of derivatives.

The foregoing valuation methodologies are modified for equities that trade in non-U.S. securities markets which close prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equities that underlie futures, options and other

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

derivatives (to the extent the market for those derivatives closes prior to the close of the NYSE). In those cases, the price will generally be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees that are intended to reflect valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Funds, held either directly or through investments in the underlying funds, if any, that were valued using fair value inputs obtained from that independent pricing service as of February 28, 2017. These securities listed on foreign exchanges (including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE)) are classified as Level 2 (levels defined below) in the table below.

“Quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If a market quotation for a security does not involve a bid or an ask, the “quoted price” may be the price provided by a market participant or other third-party pricing source in accordance with the market practice for that security. If an updated quoted price for a security is not available by the time that a Fund calculates its net asset value on any business day, the Fund will generally use the last quoted price so long as GMO believes that the last quoted price continues to represent that security’s fair value.

In the case of derivatives, prices determined by a model may reflect an estimate of the average of bid and ask prices, regardless of whether a Fund has a long position or a short position.

As discussed above, certain of the Funds and underlying funds invest in securities and/or derivatives which may have been fair valued using methods determined in good faith by or at the direction of the Trustees or fair valued using inputs obtained from an independent pricing service. The table below presents securities and/or derivatives on a net basis, based on market values or unrealized appreciation/(depreciation), which will tend to understate the Funds’ exposure. The net aggregate direct and indirect exposure to these valuation methodologies (based on each Fund’s net assets) as of February 28, 2017 is as follows:

Securities and derivatives

Fund Name	Fair valued using methods determined in good faith by or at the direction of the Trustees	Fair valued using inputs obtained from an independent pricing service (Net)
International Equity Fund	<1%	96%
International Large/Mid Cap Equity Fund	<1%	94%
Quality Fund	—	14%
Resources Fund	—	74%
Risk Premium Fund	—	(1)%
Tax-Managed International Equities Fund	<1%	96%
U.S. Equity Allocation Fund	—	—

U.S. GAAP requires the Funds to disclose the fair value of their investments in a three-level hierarchy (Levels 1, 2 and 3). The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Funds’ investments. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the fair value hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to the liquidity of investments, could cause a security to be reclassified between levels.

U.S. GAAP requires additional disclosures about fair value measurements for material Level 3 securities and derivatives, if any (determined by each category of asset or liability as compared to a Fund’s total net assets separately identified in the table below). At February 28, 2017, there were no direct material Level 3 classes of investments or derivatives with significant unobservable inputs subject to this additional disclosure.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities; certain U.S. government obligations; derivatives actively traded on a national securities exchange (such as some futures and options); and shares of open-end mutual funds (even if their investments are valued using Level 2 or Level 3 inputs).

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

The types of assets and liabilities categorized in Level 2 generally include cleared derivatives and certain OTC derivatives such as swaps, options, swaptions, and forward currency contracts valued using industry standard models; certain restricted securities valued at the most recent available market or quoted price; certain securities that are valued at the local price and adjusted by applying a premium or discount when the holdings exceed foreign ownership limitations; and certain foreign equity securities that are adjusted based on inputs from an independent pricing service approved by the Trustees, including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE) to reflect estimated valuation changes through the NYSE close.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The types of assets and liabilities categorized in Level 3 generally include, but are not limited to, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange valued at the most recent available market or quoted price; securities in default or bankruptcy proceedings for which there is no current market quotation valued at the most recent available market or quoted price; third-party investment funds where valuations are provided by fund sponsors and which are adjusted for liquidity considerations as well as the timing of the receipt of information; certain equity securities valued based on the last traded exchange price adjusted for the movement in a relevant index and/or a security type conversion discount; and certain securities that are valued using a price from a comparable security related to the same issuer.

The following is a summary of the respective levels assigned to the Funds’ direct securities and derivatives, if any, as of February 28, 2017:

Description	Level 1	Level 2	Level 3		Total
International Equity Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$381,845,259	$—		$381,845,259
Austria	—	58,310,988	0	§	58,310,988
Belgium	—	19,532,228	—		19,532,228
Canada	148,301,234	—	—		148,301,234
Denmark	—	25,152,999	—		25,152,999
Finland	—	73,197,037	—		73,197,037
France	2,672,026	553,275,274	—		555,947,300
Germany	—	490,346,640	—		490,346,640
Hong Kong	—	276,074,847	—		276,074,847
Ireland	—	10,217,778	—		10,217,778
Israel	14,747,481	64,076,614	—		78,824,095
Italy	—	112,433,786	—		112,433,786
Japan	—	1,588,849,198	—		1,588,849,198
Malta	—	—	248,929		248,929
Netherlands	6,739,035	163,288,119	—		170,027,154
New Zealand	—	29,844,685	—		29,844,685
Norway	—	120,068,847	—		120,068,847
Portugal	—	12,463,624	—		12,463,624
Singapore	—	39,569,580	—		39,569,580
Spain	—	212,946,160	—		212,946,160
Sweden	—	22,547,693	—		22,547,693
Switzerland	—	325,702,656	—		325,702,656
United Kingdom	—	958,318,773	—		958,318,773

TOTAL COMMON STOCKS	172,459,776	5,538,062,785	248,929		5,710,771,490

Preferred Stocks
Germany	—	49,301,317	—		49,301,317

TOTAL PREFERRED STOCKS	—	49,301,317	—		49,301,317

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

Description	Level 1	Level 2	Level 3	Total
International Equity Fund (continued)
Asset Valuation Inputs (continued)
Mutual Funds
United States	$21,767,868	$—	$—	$21,767,868

TOTAL MUTUAL FUNDS	21,767,868	—	—	21,767,868

Short-Term Investments	26,809,553	—	—	26,809,553

Total Investments	221,037,197	5,587,364,102	248,929	5,808,650,228

Total	$221,037,197	$5,587,364,102	$248,929	$5,808,650,228

International Large/Mid Cap Equity Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$5,925,359	$—	$5,925,359
Austria	—	2,833,099	—	2,833,099
Belgium	—	288,613	—	288,613
Canada	3,183,155	—	—	3,183,155
Denmark	—	1,395,123	—	1,395,123
Finland	—	2,790,356	—	2,790,356
France	—	19,150,578	—	19,150,578
Germany	—	14,493,375	—	14,493,375
Hong Kong	—	10,156,652	—	10,156,652
Ireland	—	220,498	—	220,498
Israel	2,892,289	1,176,687	—	4,068,976
Italy	—	791,369	—	791,369
Japan	—	50,737,683	—	50,737,683
Malta	—	—	249,150	249,150
Netherlands	344,280	5,985,972	—	6,330,252
New Zealand	—	1,159,398	—	1,159,398
Norway	—	3,383,454	—	3,383,454
Portugal	—	70,018	—	70,018
Singapore	—	775,310	—	775,310
Spain	—	5,679,803	—	5,679,803
Sweden	—	227,343	—	227,343
Switzerland	—	10,524,081	—	10,524,081
United Kingdom	—	34,426,572	—	34,426,572

TOTAL COMMON STOCKS	6,419,724	172,191,343	249,150	178,860,217

Preferred Stocks
Germany	—	2,250,179	—	2,250,179

TOTAL PREFERRED STOCKS	—	2,250,179	—	2,250,179

Mutual Funds
United States	2,408,002	—	—	2,408,002

TOTAL MUTUAL FUNDS	2,408,002	—	—	2,408,002

Short-Term Investments	479,981	—	—	479,981

Total Investments	9,307,707	174,441,522	249,150	183,998,379

Derivatives^
Futures Contracts
Equity Risk	18,330	—	—	18,330

Total	$9,326,037	$174,441,522	$249,150	$184,016,709

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

Description	Level 1	Level 2	Level 3	Total
Quality Fund
Asset Valuation Inputs
Common Stocks
France	$—	$83,203,075	$—	$83,203,075
Germany	—	50,914,804	—	50,914,804
Netherlands	—	184,392,914	—	184,392,914
Switzerland	—	207,881,201	—	207,881,201
Taiwan	—	126,822,745	—	126,822,745
United Kingdom	—	559,456,312	—	559,456,312
United States	7,203,761,291	—	—	7,203,761,291

TOTAL COMMON STOCKS	7,203,761,291	1,212,671,051	—	8,416,432,342

Mutual Funds
United States	240,449,520	—	—	240,449,520

TOTAL MUTUAL FUNDS	240,449,520	—	—	240,449,520

Short-Term Investments	18,256,935	—	—	18,256,935

Total Investments	7,462,467,746	1,212,671,051	—	8,675,138,797

Total	$7,462,467,746	$1,212,671,051	$—	$8,675,138,797

Resources Fund
Asset Valuation Inputs
Common Stocks
Argentina	$3,306,212	$—	$—	$3,306,212
Australia	—	3,729,886	—	3,729,886
Austria	—	2,035,078	—	2,035,078
Brazil	—	1,546,721	—	1,546,721
Canada	8,155,313	—	—	8,155,313
China	—	1,043,715	—	1,043,715
Colombia	922,154	—	—	922,154
Czech Republic	—	1,921,592	—	1,921,592
France	—	3,859,481	—	3,859,481
Germany	—	2,874,925	—	2,874,925
Greece	—	260,744	—	260,744
Hungary	—	1,242,706	—	1,242,706
India	—	1,539,049	—	1,539,049
Indonesia	—	104,846	—	104,846
Israel	—	3,301,479	—	3,301,479
Italy	—	2,734,197	—	2,734,197
Japan	—	6,092,109	—	6,092,109
Kazakhstan	—	84,203	—	84,203
Netherlands	—	1,454,394	—	1,454,394
Norway	—	13,918,808	—	13,918,808
Poland	—	4,445,383	—	4,445,383
Russia	—	22,874,711	—	22,874,711
Singapore	—	2,864,689	—	2,864,689
South Africa	—	3,250,241	—	3,250,241
South Korea	—	599,734	—	599,734
Spain	—	3,956,776	—	3,956,776
Sweden	—	674,649	—	674,649
Thailand	—	3,151,078	—	3,151,078
Turkey	—	710,116	—	710,116
Ukraine	—	2,454,785	—	2,454,785
United Arab Emirates	—	162,805	—	162,805
United Kingdom	—	51,328,655	—	51,328,655
United States	26,657,554	—	—	26,657,554

TOTAL COMMON STOCKS	39,041,233	144,217,555	—	183,258,788

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

Description	Level 1	Level 2	Level 3		Total
Resources Fund (continued)
Asset Valuation Inputs (continued)
Preferred Stocks
Brazil	$—	$8,778,656	$—		$8,778,656
Chile	9,052,407	870,344	—		9,922,751
Russia	—	3,660,205	—		3,660,205

TOTAL PREFERRED STOCKS	9,052,407	13,309,205	—		22,361,612

Mutual Funds
United States	6,150,081	—	—		6,150,081

TOTAL MUTUAL FUNDS	6,150,081	—	—		6,150,081

Short-Term Investments	557,173	—	—		557,173

Total Investments	54,800,894	157,526,760	—		212,327,654

Total	$54,800,894	$157,526,760	$—		$212,327,654

Risk Premium Fund
Asset Valuation Inputs
Short-Term Investments	$158,083,394	$—	$—		$158,083,394

Total Investments	158,083,394	—	—		158,083,394

Total	$158,083,394	$—	$—		$158,083,394

Liability Valuation Inputs
Derivatives^
Written Options
Equity Risk	$(343,420)	$(768,911)	$—		$(1,112,331)

Tax-Managed International Equities Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$8,298,223	$—		$8,298,223
Austria	—	875,625	0	§	875,625
Belgium	—	502,746	—		502,746
Brazil	—	421,625	—		421,625
Canada	2,217,931	—	—		2,217,931
China	151,862	3,086,794	—		3,238,656
Czech Republic	—	71,426	—		71,426
Denmark	—	775,707	—		775,707
Finland	—	1,740,598	—		1,740,598
France	—	9,882,682	0	§	9,882,682
Germany	—	10,993,593	—		10,993,593
Hong Kong	—	3,284,556	—		3,284,556
Hungary	—	133,145	—		133,145
India	161,998	546,221	—		708,219
Ireland	—	350,774	—		350,774
Israel	306,621	1,113,601	—		1,420,222
Italy	—	3,756,547	—		3,756,547
Japan	—	22,917,185	—		22,917,185
Malta	—	—	26,756		26,756
Mexico	343,335	—	—		343,335
Netherlands	—	3,140,966	—		3,140,966
New Zealand	—	625,963	—		625,963
Norway	—	1,757,801	—		1,757,801

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

Description	Level 1	Level 2	Level 3	Total
Tax-Managed International Equities Fund (continued)
Asset Valuation Inputs (continued)
Peru	$32,924	$—	$—	$32,924
Poland	—	202,979	—	202,979
Portugal	—	319,859	—	319,859
Russia	—	352,625	—	352,625
Singapore	—	1,602,975	—	1,602,975
South Africa	—	1,029,348	—	1,029,348
South Korea	—	1,726,187	—	1,726,187
Spain	—	2,178,208	—	2,178,208
Sweden	—	1,355,013	—	1,355,013
Switzerland	—	6,349,557	—	6,349,557
Taiwan	490,932	1,193,071	—	1,684,003
Thailand	—	213,292	—	213,292
Turkey	—	278,664	—	278,664
United Kingdom	—	17,404,859	—	17,404,859

TOTAL COMMON STOCKS	3,705,603	108,482,415	26,756	112,214,774

Preferred Stocks
Brazil	—	833,656	—	833,656
Germany	—	1,015,349	—	1,015,349
Russia	—	75,797	—	75,797
South Korea	—	339,382	—	339,382

TOTAL PREFERRED STOCKS	—	2,264,184	—	2,264,184

RIGHTS/WARRANTS
Brazil	—	—	990	990

TOTAL RIGHTS/WARRANTS	—	—	990	990

Mutual Funds
United States	427,587	—	—	427,587

TOTAL MUTUAL FUNDS	427,587	—	—	427,587

Short-Term Investments	288,768	—	—	288,768

Total Investments	4,421,958	110,746,599	27,746	115,196,303

Total	$4,421,958	$110,746,599	27,746	115,196,303

Liability Valuation Inputs
Derivatives^
Futures Contracts
Equity Risk	$(1,260)	$—	$—	$(1,260)

Total	$(1,260)	$—	$—	$(1,260)

U.S. Equity Allocation Fund
Asset Valuation Inputs
Common Stocks	$1,746,501,042	$—	$—	$1,746,501,042
Mutual Funds	11,180,107	—	—	11,180,107
Short-Term Investments	3,560,695	—	—	3,560,695

Total Investments	1,761,241,844	—	—	1,761,241,844

Total	$1,761,241,844	$—	$—	$1,761,241,844

The risks referenced in the tables above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

^

The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Funds’ net asset values than the uncertainties

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

surrounding inputs for a non-derivative security with the same market value. Excludes purchased options, if any, which are included in investments.
§	Represents the interest in securities that were determined to have a value of zero at February 28, 2017.

The underlying funds held at year end are classified above as Level 1. For the summary of valuation inputs of the underlying funds, please refer to the underlying funds’ Notes to Financial Statements.

For all Funds for the year ended February 28, 2017, there were no significant transfers between Level 1 and Level 2.

The following is a reconciliation of securities and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 29, 2016		Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3†	Transfer out of Level 3†	Balances as of February 28, 2017	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of February 28, 2017
International Equity Fund
Common Stocks
Malta	$0	*	$—	$—	$—	$—	$248,929	$—	$—	$248,929	$248,929

Total	$0	*	$—	$—	$—	$—	$248,929	$—	$—	$248,929	$248,929

International Large/Mid Cap Equity Fund
Common Stocks
Malta	$0	*	$—	$—	$—	$—	$249,150	$—	$—	$249,150	$249,150

Total	$0	*	$—	$—	$—	$—	$249,150	$—	$—	$249,150	$249,150

Tax-Managed International Equities Fund
Common Stocks
Malta	$0	*	$—	$—	$—	$—	$26,756	$—	$—	$26,756	$26,756

Total Common Stocks	$0	*	$—	$—	$—	$—	$26,756	$—	$—	$26,756	$26,756

Rights/Warrants
Brazil	$—		$0	$—	$—	$—	$990	$—	$—	$990	$990

Total	$0	*	$0	$—	$—	$—	$27,746	$—	$—	$27,746	$27,746

†	The Funds account for securities and derivatives, if any, transferred into and out of Level 3 at the value at the end of the year.
*	Represents the interest in securities that were determined to have a value of zero at February 29, 2016.

The net aggregate direct and indirect exposure to investments in securities using Level 3 inputs (based on each Fund’s net assets) as of February 28, 2017 were as follows:

Fund Name	Level 3 securities and derivatives
International Equity Fund	< 1%
International Large/Mid Cap Equity Fund	< 1%
Quality Fund	—
Resources Fund	—
Risk Premium Fund	—
Tax-Managed International Equities Fund	< 1%
U.S. Equity Allocation Fund	—

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

Cash

Cash and foreign currency, if any, on the Statements of Assets and Liabilities consist of cash balances held with the custodian.

Due to/from broker

Due to/from broker in the Statements of Assets and Liabilities includes collateral on swap contracts, futures contracts, option contracts and forward currency contracts, if any, and may include marked-to-market amounts related to foreign currency or cash owed.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm Eastern time. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Taxes and distributions

Each Fund has elected to be treated and intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Each Fund intends to distribute its net investment income, if any, and its net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, each Fund makes no provision for U.S. federal income or excise taxes.

The policy of each Fund is to declare and pay dividends of its net investment income, if any, at least annually, although the Funds are permitted to, and will from time to time, declare and pay dividends of net investment income, if any, more frequently. Each Fund also intends to distribute net realized short-term and long-term capital gains, if any, at least annually. In addition, each Fund may, from time to time at their discretion, make unscheduled distributions in advance of large redemptions by shareholders or as otherwise deemed appropriate by a Fund. Typically, all distributions are reinvested in additional shares of each Fund at net asset value, unless GMO or its agents receive and process a shareholder election to receive cash distributions. Distributions to shareholders are recorded by each Fund on the ex-dividend date.

Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States. The foreign withholding rates applicable to a Fund’s investments in certain jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders. Each Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based charges imposed by certain countries in which it invests. Taxes related to capital gains realized during the year ended February 28, 2017, if any, are reflected as part of Net realized gain (loss) in the Statements of Operations. Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of Change in net unrealized appreciation (depreciation) in the Statements of Operations. Transaction-based charges are generally calculated as a percentage of the transaction amount.

Certain Funds have previously filed for and/or may file for additional tax refunds with respect to certain taxes withheld by certain countries. Generally, the amount of such refunds that a Fund reasonably determines are collectible and free from significant contingencies are reflected in a Fund’s net asset value and are reflected as Dividends from unaffiliated issuers in the Statements of Operations. In certain circumstances, a Fund’s receipt of such refunds may cause the Fund and/or its shareholders to be liable for U.S. federal income taxes and interest charges.

Foreign taxes paid by each Fund may be treated, to the extent permissible by the Code (and other applicable U.S. federal tax guidance) and if that Fund so elects, as if paid by U.S. shareholders of that Fund.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will likely reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

U.S. GAAP and tax accounting differences for each Fund primarily relate to reasons described in the following table:

Differences related to:	International Equity Fund	International Large/Mid Cap Equity Fund	Quality Fund	Resources Fund	Risk Premium Fund	Tax-Managed International Equities Fund	U.S. Equity Allocation Fund
Capital loss carry forwards	X	X		X		X	X
Derivative contract transactions	X				X
Dividend income and withholding tax reclaim reserves	X	X		X		X
Dividends received from underlying investments	X	X				X
Foreign currency transactions		X
Late-year ordinary losses					X
Losses on wash sale transactions	X	X	X	X		X	X
Net operating losses					X
Passive foreign investment company transactions	X	X		X		X
Post-October capital losses	X	X	X	X	X	X	X
Redemption in-kind transactions							X

The tax character of distributions declared by each Fund to shareholders is as follows:

	Tax year ended February 28, 2017			Tax year ended February 29, 2016

Fund Name	Ordinary Income (including any net short-term capital gain) ($)	Net Long-Term Capital Gain ($)	Total Distributions ($)	Ordinary Income (including any net short-term capital gain) ($)	Net Long-Term Capital Gain ($)	Total Distributions ($)
International Equity Fund	262,473,509	—	262,473,509	297,084,415	—	297,084,415
International Large/Mid Cap Equity Fund	40,719,674	—	40,719,674	53,270,911	—	53,270,911
Quality Fund	148,413,572	154,921,160	303,334,732	231,512,893	1,059,027,580	1,290,540,473
Resources Fund	6,026,707	—	6,026,707	5,880,372	—	5,880,372
Risk Premium Fund	5,207,663	8,050,339	13,258,002	10,047,911	17,822,385	27,870,296
Tax-Managed International Equities Fund	5,479,378	—	5,479,378	10,648,298	—	10,648,298
U.S. Equity Allocation Fund	63,029,610	198,946,416	261,976,026	95,609,558	521,955,779	617,565,337

Distributions in excess of a Fund’s tax basis earnings and profits, if significant, are reported in the Funds’ financial statements as a return of capital.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

As of February 28, 2017, the components of distributable earnings on a tax basis and certain tax attributes for the Funds consisted of the following:

Fund Name	Undistributed Ordinary Income (including any net short-term capital gain) ($)	Undistributed Net Long-Term Capital Gain ($)	Late-Year Ordinary Loss Deferral ($)	Capital Loss Carryforwards ($)	Post-October Capital Losses ($)
International Equity Fund	15,987,870	—	—	(1,372,912,629)	(32,350,802)
International Large/Mid Cap Equity Fund	354,858	—	—	(208,414)	—
Quality Fund	15,904,720	67,397,396	(207,477)	—	—
Resources Fund	4,734,911	—	—	(57,749,153)	—
Risk Premium Fund	4,688,373	7,016,332	(8,343)	—	—
Tax-Managed International Equities Fund	367,020	—	—	(39,804,525)	(474,875)
U.S. Equity Allocation Fund	10,509,050	64,380,593	—	(36,676,027)	—

As of February 28, 2017, certain Funds had capital loss carryforwards available to offset future realized gains, if any, to the extent permitted by the Code. Net capital losses recognized in taxable years beginning on or after March 1, 2011 are carried forward without expiration and generally retain their short-term and/or long-term tax character, as applicable. In addition, such losses should be utilized prior to losses scheduled to expire on or before February 28, 2019. As a result of this ordering rule, losses that are subject to expiration may expire unused. Utilization of the capital loss carryforwards, post-October capital losses, late-year ordinary losses, and losses realized subsequent to February 28, 2017, if any, could be subject to further limitations imposed by the Code related to share ownership activity. The Funds’ capital loss carryforwards are as follows:

	Short-Term ($)		Total Short- Term ($)	Long- Term ($)
Fund Name	Expiration Date 2/28/2018	No Expiration Date		No Expiration Date
International Equity Fund	—	(707,861,813)	(707,861,813)	(665,050,816)
International Large/Mid Cap Equity Fund	—	—	—	(208,414)
Quality Fund	—	—	—	—
Resources Fund	—	(24,234,257)	(24,234,257)	(33,514,896)
Risk Premium Fund	—	—	—	—
Tax-Managed International Equities Fund	(10,176,681)	(29,627,844)	(39,804,525)	—
U.S. Equity Allocation Fund	(36,676,027)	—	(36,676,027)	—

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

As of February 28, 2017, the approximate cost for U.S. federal income tax purposes and the aggregate investment-level gross and net unrealized appreciation (depreciation) in the value of investments were as follows:

Fund Name	Aggregate Cost ($)	Gross Unrealized Appreciation ($)	Gross Unrealized (Depreciation) ($)	Net Unrealized Appreciation (Depreciation) ($)
International Equity Fund	5,714,682,175	435,624,034	(341,655,981)	93,968,053
International Large/Mid Cap Equity Fund	179,771,356	11,941,890	(7,714,867)	4,227,023
Quality Fund	6,976,741,433	1,801,284,915	(102,887,551)	1,698,397,364
Resources Fund	173,042,137	48,640,220	(9,354,703)	39,285,517
Risk Premium Fund	158,099,801	5,415	(21,822)	(16,407)
Tax-Managed International Equities Fund	96,283,220	21,832,967	(2,919,884)	18,913,083
U.S. Equity Allocation Fund	1,587,863,366	194,428,879	(21,050,401)	173,378,478

The Funds are subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. United States and non-U.S. tax rules (including the interpretation and application of tax laws) are subject to change. The Funds file tax returns and/or adopt certain tax positions in various jurisdictions. Non-U.S. taxes are provided for based on the Funds’ understanding of the prevailing tax rules of the non-U.S. markets in which they invest. Recently enacted tax rules, including interpretations of tax laws (e.g., guidance pertaining to the U.S. Foreign Account Tax Compliance Act) and tax legislation/initiatives currently under consideration in various jurisdictions, including the U.S., might affect the way the Funds and their investors are taxed prospectively and/or retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Funds are subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns they have filed and the tax positions they have adopted. The Funds’ U.S. federal income tax returns are generally subject to examination by the Internal Revenue Service for a period of three years after they are filed. State, local and/or non-U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction.

Security transactions and related investment income

Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Funds’ policy is that security transactions are generally accounted for on the following business day. GMO may override that policy and a Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when a Fund is informed of the ex-dividend date. Income dividends and capital gain distributions from the underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation-indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Paydown gains and losses on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income in the Statements of Operations. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Funds use the identified cost basis.

Expenses and class allocations

Most of the expenses of the Trust are directly attributable to an individual Fund. Generally, common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses, purchase premiums and redemption fees, if any, and realized and unrealized gains and losses are allocated among the classes of shares of the Funds, if applicable, based on the relative net assets of each class. Shareholder service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. In addition, the Funds may incur fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Funds may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by a Fund will vary (see Note 5).

Brown Brothers Harriman & Co. (“BBH”) serves as the Funds’ custodian and fund accounting agent except for Quality Fund, U.S. Equity Allocation Fund and Risk Premium Fund. For Quality Fund, U.S. Equity Allocation Fund and Risk Premium Fund, State Street Bank and Trust Company (“State Street”) serves as the custodian and fund accounting agent. State Street serves as the transfer agent for all Funds. Prior to December 31, 2013, State Street’s transfer agent fees may have been reduced by an earnings allowance calculated on the average daily cash balances each Fund maintained in a State Street transfer agent account. Effective January 1, 2014, any cash balances maintained at the transfer agent are held in a Demand Deposit Account and interest income earned, if any, is shown as interest income in the Statements of Operations. Prior to December 31, 2012 for Quality Fund, U.S. Equity Allocation Fund and Risk Premium Fund, State Street’s custodian fees may have been reduced by an earnings allowance calculated on the average daily cash balance the Funds maintained in a State Street custodial account. Earnings

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

allowances were reported as a reduction of expenses in the Statements of Operations. Effective January 1, 2013 for Quality Fund, U.S. Equity Allocation Fund and Risk Premium Fund, any cash balances maintained at the custodian are held in a Demand Deposit Account and interest income earned, if any, is shown as interest income in the Statements of Operations.

Purchases and redemptions of Fund shares

Purchase premiums and redemption fees (if applicable) are paid to and retained by a Fund to help offset estimated portfolio transaction costs and other related costs (e.g., bid to ask spreads, stamp duties and transfer fees) incurred by the Fund (directly or indirectly through investments in underlying funds) as a result of the purchase or redemption by allocating estimated transaction costs to the purchasing or redeeming shareholder. Such fees are recorded as a component of the Funds’ net share transactions. A Fund may impose a new purchase premium and/or redemption fee or modify an existing fee at any time.

Purchase premiums are not charged on reinvestments of dividends or other distributions. Redemption fees apply to all shares of a Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). If GMO determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion. GMO also may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of a Fund’s shares if the Fund will not incur transaction costs or will incur reduced transaction costs.

GMO will waive or reduce the purchase premium when securities are used to purchase a Fund’s shares except to the extent that the Fund incurs transaction costs (e.g., stamp duties or transfer fees) in connection with its acquisition of those securities. GMO may waive or reduce redemption fees when a Fund uses portfolio securities to redeem its shares. However, when a substantial portion of a Fund is being redeemed in-kind, the Fund may nonetheless charge a redemption fee equal to known or estimated costs.

Purchase premiums or redemption fees generally will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with the Trust to transmit orders for purchases and redemptions the day after those orders are received.

As of February 28, 2017, the premium on cash purchases and the fee on cash redemptions were as follows:

	International Equity Fund	International Large/Mid Cap Equity Fund	Quality Fund	Resources Fund	Risk Premium Fund	Tax-Managed International Equities Fund	U.S. Equity Allocation Fund
Purchase Premium	—	—	—	0.30%	0.15%	—	—
Redemption Fee	—	—	—	0.30%	0.15%	—	—

Recently-issued accounting guidance

In August 2016, Financial Accounting Standards Board (“FASB”) issued a new Accounting Standards Update No. 2016-15, “Statement of Cash Flows (Topic 230), Classification of Certain Cash Receipts and Cash Payments, a consensus of the FASB’s Emerging Issues Task Force” (“ASU 2016-15”). ASU 2016-15 is intended to reduce diversity in practice in how certain transactions are classified in the statement of cash flows. The issues addressed in ASU 2016-15 are: debt prepayment or debt extinguishment costs, settlement of zero-coupon debt instruments, contingent consideration payments made after a business combination, proceeds from the settlement of insurance claims, proceeds from the settlement of corporate-owned life insurance policies, including bank-owned life insurance policies, distributions received from equity method investments, beneficial interests in securitization transactions; and, separately identifiable cash flows and application of the predominance principle. ASU 2016-15 is effective for interim and annual reporting periods beginning after December 15, 2017. GMO is currently evaluating the impact, if any, of this guidance on the Funds’ financial statements and disclosures.

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Notes to Financial Statements — (Continued)

February 28, 2017

3.	Investment and other risks

The following chart identifies selected risks associated with each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

	International Equity Fund	International Large/Mid Cap Equity Fund	Quality Fund	Resources Fund	Risk Premium Fund	Tax-Managed International Equities Fund	U.S. Equity Allocation Fund
Commodities Risk				X
Counterparty Risk	X	X	X	X	X	X	X
Credit Risk					X
Currency Risk	X	X	X	X	X	X
Derivatives and Short Sales Risk	X	X	X	X	X	X	X
Focused Investment Risk	X	X	X	X	X	X	X
Illiquidity Risk	X	X	X	X	X	X	X
Large Shareholder Risk	X	X	X	X	X	X	X
Leveraging Risk	X	X	X	X		X	X
Management and Operational Risk	X	X	X	X	X	X	X
Market Disruption and Geopolitical Risk	X	X	X	X	X	X	X
Market Risk – Equities	X	X	X	X	X	X	X
Market Risk – Fixed Income Investments					X
Merger Arbitrage Risk				X
Non-Diversified Funds			X	X	X	X
Non-U.S. Investment Risk	X	X	X	X	X	X
Small Company Risk	X		X	X	X	X	X

Investing in mutual funds involves many risks. The risks of investing in a particular Fund depend on the types of investments in its portfolio and the investment strategies GMO employs on its behalf. This section does not describe every potential risk of investing in the Funds. Funds could be subject to additional risks because of the types of investments they make and market conditions, which may change over time.

Each Fund that invests in other GMO Funds or other investment companies (collectively, “Underlying Funds”) is exposed to the risks to which the Underlying Funds in which it invests are exposed, as well as the risk that the Underlying Funds will not perform as expected. Therefore, unless otherwise noted, the selected risks summarized below include both direct and indirect risks, and references in this section to investments made by a Fund include those made both directly by the Fund and indirectly by the Fund through Underlying Funds.

An investment in a Fund is not a bank deposit and, therefore, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

• COMMODITIES RISK. Commodity prices can be extremely volatile and are affected by many factors. Exposure to commodities can cause the net asset value of a Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The value of commodity-related derivatives or

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Notes to Financial Statements — (Continued)

February 28, 2017

indirect investments in commodities may fluctuate more than the commodity, commodities or commodity index to which they relate. See “Derivatives and Short Sales Risk” for a discussion of specific risks of a Fund’s derivatives investments, including commodity-related derivatives.

• COUNTERPARTY RISK. Funds that enter into contracts with counterparties, such as repurchase or reverse repurchase agreements or OTC derivatives contracts, or that lend their securities run the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. In addition, a Fund may suffer losses if a counterparty fails to comply with applicable laws or other requirements. The Funds are not subject to any limits on their exposure to any one counterparty nor to a requirement that counterparties with whom they enter into contracts maintain a specific rating by a nationally recognized rating organization. Counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives. A Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to a Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If a counterparty defaults, the Fund will have contractual remedies (whether or not the obligation is collateralized), but the Fund may be unable to enforce them, thus causing the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because of the longer time during which events may occur that prevent settlement. Counterparty risk also is greater when a Fund has entered into derivatives contracts with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. Funds that use swap contracts are subject, in particular, to the creditworthiness of the counterparties because some types of swap contracts have terms longer than six months (and, in some cases, decades). The creditworthiness of a counterparty may be adversely affected by greater than average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in the collateral may not be perfected or additional collateral may not be promptly posted as required. GMO’s view with respect to a particular counterparty is subject to change. The fact, however, that it changes adversely (whether due to external events or otherwise) does not mean a Fund’s existing transactions with that counterparty will necessarily be terminated or modified. In addition, a Fund may enter into new transactions with a counterparty that GMO no longer considers a desirable counterparty if the transaction is primarily designed to reduce the Fund’s overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lower notional amount or entering into a countervailing trade with the same counterparty).

The Funds also are subject to counterparty risk because they execute their securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Funds could miss investment opportunities or be unable to dispose of investments they would prefer to sell, resulting in losses for the Funds.

Counterparty risk with respect to derivatives has been and will continue to be affected by new rules and regulations relating to the derivatives market. As described under “Derivatives and Short Sales Risk,” some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the Funds’ ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide governmental authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the European Union, the liabilities of such counterparties to the Funds could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

• CREDIT RISK. This is the risk that the issuer or guarantor of a fixed income investment or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner. The market price of a fixed income investment will normally decline as a result of the issuer’s, guarantor’s, or obligor’s failure to meet its payment obligations, or in anticipation of such failure, or the downgrade of the credit rating of the investment. This risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

All fixed income securities are subject to credit risk. Financial strength and solvency of an issuer are the primary factors influencing credit risk. The risk varies depending upon whether the issuer is a corporation, a government or government entity, whether the particular security has a priority over other obligations of the issuer in payment of principal and interest and whether it has any collateral backing or credit enhancement.

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Notes to Financial Statements — (Continued)

February 28, 2017

Credit risk may change over the term of a fixed income security. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations and their fixed income securities, including mortgage-backed and other asset-backed securities, are neither guaranteed nor insured by the U.S. government. These securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). Investments in sovereign or quasi-sovereign debt involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. A governmental entity’s ability and willingness to pay interest and repay principal in a timely manner may be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and political constraints. Investments in quasi-sovereign issuers are subject to the additional risk that the issuer may default independently of its sovereign. Sovereign debt risk is greater for fixed income securities issued or guaranteed by emerging countries.

In many cases, the credit risk of a fixed income security is reflected in its credit ratings, and a Fund holding such a security is subject to the risk that the investment’s rating will be downgraded.

Securities issued by the U.S. government historically have presented minimal credit risk. However, events in 2011 led to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a default in the payment of principal or interest on U.S. government securities would decrease, the value of a Fund’s investments and increase the volatility of a Fund’s portfolio.

The obligations of issuers also may be subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors.

A Fund also is exposed to credit risk on a reference security to the extent it writes protection under credit default swaps. See “Derivatives and Short Sales Risk” for more information regarding risks associated with the use of credit default swaps. The extent to which the market price of a fixed income security changes in response to a credit event depends on many factors and can be difficult to predict. For example, even though the effective duration of a long-term floating rate security is very short, an adverse credit event or a change in the perceived creditworthiness of its issuer could cause its market price to decline much more than its effective duration would suggest.

Credit risk is particularly pronounced for below investment grade securities (commonly referred to as “junk bonds”). The sovereign debt of many non-U.S. governments, including their sub-divisions and instrumentalities, is below investment grade. Many asset-backed securities also are below investment grade. Below investment grade securities have speculative characteristics, often are less liquid than higher quality securities, present a greater risk of default and are more susceptible to real or perceived adverse industry conditions. Investments in distressed or defaulted or other low quality debt securities generally are considered speculative and may involve substantial risks not normally associated with investments in higher quality securities, including adverse business, financial or economic conditions that lead to payment defaults and insolvency proceedings on the part of their issuers. In particular, distressed or defaulted obligations might be repaid, if at all, only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments, and a Fund may incur additional expenses to seek recovery. If GMO’s assessment of the eventual recovery value of a distressed or defaulted debt security proves incorrect, a Fund may lose a substantial portion or all of its investment or may be required to accept cash or instruments worth less than its original investment. In the event of default of sovereign debt, the Funds may be unable to pursue legal action against the issuer.

• CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of a Fund’s investments. Currency risk includes the risk that the currencies in which a Fund’s investments are traded, in which a Fund receives income, or in which a Fund has taken a position, will decline in value relative to the currency in which the Fund is denominated. Currency risk also includes the risk that the currency to which the Fund has obtained exposure through hedging declines in value relative to the currency being hedged, in which event the Fund may realize a loss on both the hedging instrument and the currency being hedged. Currency exchange rates can fluctuate significantly for many reasons. See “Market Disruption and Geopolitical Risk.”

Many of the Funds use derivatives to take currency positions that are under- or over-weighted (in some cases significantly) relative to the currency exposure of their portfolios and their benchmarks. If the exchange rates of the currencies involved do not move as expected, a Fund could lose money on both its holdings of a particular currency and the derivative. See also “Non-U.S. Investment Risk.”

Some currencies are illiquid (e.g., some emerging country currencies), and a Fund may not be able to convert them into U.S. dollars, in which case GMO may decide to purchase U.S. dollars in a parallel market with an unfavorable exchange rate. Exchange rates for many currencies (e.g., some emerging country currencies) are particularly affected by exchange control regulations.

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Notes to Financial Statements — (Continued)

February 28, 2017

Derivative transactions in foreign currencies (such as futures, forwards, options and swaps) may involve leveraging risk in addition to currency risk, as described under “Leveraging Risk.” In addition, the obligations of counterparties in currency derivative transactions are often not secured by collateral, which increases counterparty risk (see “Counterparty Risk”).

• DERIVATIVES AND SHORT SALES RISK. All of the Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives involve the risk that their value may not change as expected relative to changes in the value of the assets, rates, or indices they are designed to track. Derivatives include futures contracts, forward contracts, foreign currency contracts, swap contracts, contracts for differences, options on securities and indices, options on futures contracts, options on swap contracts, interest rate caps, floors and collars, reverse repurchase agreements, and other OTC contracts. Derivatives may relate to securities, commodities, currencies, currency exchange rates, interest rates, inflation rates, and indices.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. In particular, a Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed only with the consent of the other party to the contract. If the counterparty defaults, the Fund will still have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments GMO believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after the Fund has incurred the cost of litigation.

A Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., foreign currency forwards), (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require a significant upfront deposit by the Fund unrelated to the derivative’s fundamental fair (or intrinsic) value, or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, a Fund runs a greater risk of not being able to recover what it is owed if the counterparty defaults. Even when derivatives are required by contract to be collateralized, a Fund typically will not receive the collateral for one or more days after the collateral is required to be posted.

The Funds may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Funds. Derivatives risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. In addition, during those periods, a Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives in which it has invested.

Derivatives also present other risks described in this section, including market risk, illiquidity risk, currency risk, credit risk, and counterparty risk. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used may not produce valuations that are consistent with the values a Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when a Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund’s net asset value.

A Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of a Fund, the Funds will not be permitted to trade with that counterparty. In addition, GMO may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures, potentially resulting in losses for the Fund.

Swap contracts and other OTC derivatives are highly susceptible to illiquidity risk (see “Illiquidity Risk”) and counterparty risk (see “Counterparty Risk”). These derivatives are also subject to documentation risk, which is the risk that ambiguities, inconsistencies or errors in the documentation relating to a derivative transaction may lead to a dispute with the counterparty or unintended investment results. In addition, see “Commodities Risk” for a discussion of risks specific to commodity-related derivatives. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. See “Leveraging Risk.”

A Fund’s use of derivatives may be subject to special tax rules and could generate additional taxable income for shareholders. In addition, the tax treatment of a Fund’s use of derivatives may be unclear because there is little case or other law interpreting the terms of most derivatives or determining their tax treatment. In addition, the SEC recently proposed a rule under the 1940 Act, regulating the use by registered investment companies of derivatives and many related instruments. That rule, if adopted as proposed, would, among other things, restrict a Fund’s ability to engage in derivatives transactions or so increase the cost of derivatives transactions that a Fund would be unable to implement its investment strategy.

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Notes to Financial Statements — (Continued)

February 28, 2017

Derivatives Regulation. The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (and some other countries) are implementing similar requirements, which will affect a Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear.

Transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Funds make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In some ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements, for example, by requiring that funds provide more margin for their cleared derivatives positions. Also, as a general matter, in contrast to a bilateral derivatives position, following a period of notice to a Fund, a clearing member at any time can require termination of an existing cleared derivatives position or an increase in margin requirements above those required at the outset of a transaction. Clearing houses also have broad rights to increase margin requirements for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member because margin for cleared derivatives positions in excess of a clearing house’s margin requirements typically is held by the clearing member (see “Counterparty Risk”). Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Funds and their clearing members generally provides that the clearing members will accept for clearing all cleared derivatives transactions that are within credit limits (specified in advance) for each Fund, the Funds are still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and loss of hedging protection. In addition, the documentation governing the relationship between the Funds and clearing members is drafted by the clearing members and generally is less favorable to the Funds than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Funds in favor of the clearing member for losses the clearing member incurs as the Funds’ clearing member. Also, such documentation typically does not provide the Funds any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks may be more pronounced for cleared derivatives due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Funds. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility.

If a Fund wishes to execute a package of transactions that include a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), the Fund may be unable to execute all components of the package on the swap execution facility. In that case, the Fund would need to trade some components of the package on the swap execution facility and other components in another manner, which could subject the Fund to the risk that some components would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.

The U.S. government and the European Union have adopted mandatory minimum margin requirements for bilateral derivatives. GMO expects that the Funds’ transactions will become subject to variation margin requirements under such rules in 2017 and initial margin requirements under such rules in 2020. Such requirements could increase the amount of margin a Fund needs to provide in connection with its derivatives transactions and, therefore, make derivatives transactions more expensive.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or otherwise limiting liquidity. The implementation of the clearing requirement has increased the costs of derivatives transactions for the Funds, since the Funds have to pay fees to their clearing members and are typically required to post more margin for cleared derivatives than they have historically posted for bilateral derivatives. The costs of derivatives transactions are expected to increase further as clearing members raise their fees to cover the costs of

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

additional capital requirements and other regulatory changes applicable to the clearing members, which will take effect when rules imposing mandatory minimum margin requirements on bilateral swaps, as described above, become effective. These rules and regulations are new and evolving, so their potential impact on the Funds and the financial system are not yet known. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Funds to new kinds of costs and risks.

Options. The Funds, particularly Risk Premium Fund, are permitted to write options. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant stock market and underlying securities. The market price of an option also may be adversely affected if the market for the option becomes less liquid. In addition, since an American-style option allows the holder to exercise its rights any time before the option’s expiration, the writer of an American-style option has no control over when it will be required to fulfill its obligations as a writer of the option. (The writer of a European-style option is not subject to this risk because the holder may only exercise the option on its expiration date.) If a Fund writes a call option and does not hold the underlying security or instrument, the Fund’s potential loss is theoretically unlimited.

National securities exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. A Fund, GMO, and other funds advised by GMO will likely constitute such a group. When applicable, these limits restrict a Fund’s ability to purchase or write options on a particular security.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (i.e., options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While a Fund has greater flexibility to tailor an OTC option, OTC options generally expose a Fund to greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary market risks.

Special tax rules apply to a Fund’s transactions in options, which could increase the taxes payable by shareholders. In particular, a Fund’s options transactions potentially could cause a substantial portion of the Fund’s distributions to consist of amounts taxable to shareholders subject to U.S. income tax at ordinary income tax rates. See the Funds’ Prospectus and Statement of Additional Information for more information.

Short Investment Exposure. Some Funds may sell securities or currencies short as part of their investment programs in an attempt to increase their returns or for hedging purposes. Short sales expose a Fund to the risk that it will be required to acquire, convert, or exchange a security or currency to replace the borrowed security or currency when the security or currency sold short has appreciated in value, thus resulting in a loss to the Fund. Purchasing a security or currency to close out a short position can itself cause the price of the security or currency to rise further, thereby exacerbating any losses. A Fund that sells short a security or currency it does not own also may have to pay borrowing fees to a broker and may be required to pay the broker any dividends or interest it receives on a borrowed security.

A Fund also may create short investment exposure by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying investment, pool of investments, index or currency. Short sales of securities or currencies a Fund does not own and “short” derivative positions involve forms of investment leverage, and the amount of the Fund’s potential loss is theoretically unlimited. A Fund is subject to increased leveraging risk and other investment risks described in this “Investment and other risks” section to the extent it sells short securities or currencies it does not own or takes “short” derivative positions.

• FOCUSED INVESTMENT RISK. Funds with investments that are focused in particular countries, regions, sectors, industries or issuers that are subject to the same or similar risk factors and funds with investments whose prices are closely correlated are subject to greater overall risk than funds with investments that are more diversified or whose prices are not as closely correlated.

A Fund that invests in the securities of a small number of issuers has greater exposure to adverse developments affecting those issuers and to a decline in the market price of particular securities than Funds investing in the securities of a larger number of issuers. Securities, sectors, or companies that share common characteristics are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.

Similarly, Funds having a significant portion of their assets in investments tied economically (or related) to a particular geographic region, country (e.g., Taiwan or Japan), or market (e.g., emerging markets), or to sectors within a region, country, or market (e.g., Russian oil) have more exposure to regional and country economic risks than funds making investments throughout the world. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region, and a recession, debt crisis or decline in the value of the currency of one country can spread to other countries. Furthermore, companies in a particular geographic region or country are vulnerable to events affecting other companies in that region or country because they often share common characteristics, are exposed

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

to similar business risks and regulatory burdens, and react similarly to specific economic, market, political or other developments. See also “Non-U.S. Investment Risk”.

Because Resources Fund concentrates its investments in the natural resources sector, it is particularly exposed to adverse developments, including adverse price movements, affecting issuers in the natural resources sector and is subject to greater risks than a fund that invests in a wider range of industries. In addition, the market prices of securities of companies in the natural resources sector are often more volatile than those of securities of companies in other industries. Some of the commodities used as raw materials or produced by these companies are subject to broad price fluctuations as a result of industry-wide supply and demand factors. Companies in the natural resources sector often have limited pricing power over the supplies they purchase and the products they sell, which can affect their profitability, and are often capital-intensive and use significant amounts of leverage. Projects in the natural resources sector may have long setup times and companies cannot ensure that the market will be favorable at the time the project begins production. Companies in the natural resources sector may also be subject to special risks associated with natural or man-made disasters. In addition, the natural resources sector can be especially affected by political and economic developments, government regulations including changes in tax law or interpretations of law, energy conservation, and the success of exploration projects. Specifically, the natural resource sector can be significantly affected by import controls, worldwide competition and cartels, changes in consumer sentiment and spending, and can be subject to liability for, among other things, environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. Resources Fund’s concentration in the securities of natural resources companies exposes it to the price movements of natural resources to a greater extent than if it were more broadly diversified. Because Resources Fund invests primarily in the natural resources sector, it runs the risk of performing poorly during an economic downturn or decline in demand for natural resources.

Because Risk Premium Fund can have substantial exposure through a limited number of options contracts and because the Fund’s exposures may relate to relatively few stock indices, the Fund is subject to focused investment risk.

• ILLIQUIDITY RISK. Illiquidity risk is the risk that low trading volume, lack of a market maker, large position size, or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents a Fund from selling particular securities or closing derivative positions at desirable prices. In addition to these risks, a Fund is exposed to illiquidity risk when it has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements, writing a put, or closing a short position). To the extent a Fund’s investments include asset-backed securities, distressed, defaulted or other low quality debt securities, emerging country debt securities, securities of companies with smaller market capitalizations or smaller total float adjusted market capitalizations, or emerging market securities, it is subject to increased illiquidity risk. These types of investments can be difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the price at which they were valued when held by the Fund. Illiquidity risk also may be greater in times of financial stress. For example, Inflation-Protected Securities issued by the U.S. Treasury (“TIPS”) have experienced periods of greatly reduced liquidity during disruptions in fixed income markets, such as the events surrounding the bankruptcy of Lehman Brothers in 2008. Less liquid securities are more susceptible than other securities to price declines when market prices decline generally.

A Fund may buy securities that are less liquid than those in its benchmark.

A Fund’s, and particularly Risk Premium Fund’s, ability to use options as part of its investment program depends on the liquidity of the options market. In addition, that market may not be liquid when a Fund seeks to close out an option position. Also, the hours of trading for options on an exchange may not conform to the hours during which the securities held by a Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the markets for underlying securities that are not immediately reflected in the options markets. If a Fund receives a redemption request and is unable to close out an option it has sold, the Fund may temporarily be leveraged in relation to its assets.

• LARGE SHAREHOLDER RISK. To the extent a large number of shares of a Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will adversely affect the Fund’s performance by forcing the Fund to sell portfolio securities, potentially at disadvantageous prices, to raise the cash needed to satisfy the redemption request. In addition, the Funds and other accounts over which GMO has investment discretion that invest in the Funds are not limited in how often they may purchase or sell Fund shares. The Asset Allocation Funds and separate accounts managed by GMO for its clients hold substantial percentages of the shares of many Funds, and asset allocation decisions by GMO may result in substantial redemptions from (or investments in) those Funds. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments (or invest cash) when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, have adverse tax consequences for Fund shareholders. Additionally, redemptions and/or purchases of shares by a large shareholder and/or a group of shareholders over time potentially limit the use of any capital loss carryforwards to offset future realized capital gains (if any) and other losses that would otherwise reduce distributable net investment income. Large shareholders may limit or prevent a Fund’s use of tax equalization for U.S. Federal tax purposes. In addition, to the extent a Fund invests in other GMO Funds subject to large shareholder risk, the Fund is indirectly subject to this risk.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

• LEVERAGING RISK. The use of reverse repurchase agreements and other derivatives and securities lending creates leverage (i.e., a Fund’s investment exposures exceed its net asset value). Leverage increases a Fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A Fund’s portfolio also will be leveraged if it borrows money to meet redemption requests or settle investment transactions or if it exercises its right to delay payment on a redemption.

A Fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, a Fund may perform as if it were leveraged.

• MANAGEMENT AND OPERATIONAL RISK. Each Fund is subject to management risk because it relies on GMO to achieve its investment objective. Each Fund runs the risk that GMO’s investment techniques will fail to produce desired results and cause the Fund to incur significant losses. GMO also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times. In the case of Tax- Managed International Equities Fund, GMO’s tax-management strategies may be ineffective or limited by market conditions, the timing of cash flows into and out of the Fund, and current or future developments in tax legislation and regulation.

For many Funds, GMO often uses quantitative models as part of its investment process. GMO’s models are not necessarily predictive of future market events and use simplifying assumptions that can limit their effectiveness. In addition, the data on which the models are based is subject to limitations (e.g., inaccuracies, staleness) that could adversely affect a Fund’s performance. The Funds also run the risk that GMO’s assessment of an investment (including a company’s fundamental fair (or intrinsic) value) may be wrong.

There can be no assurance that key GMO personnel will continue to be employed by GMO. The loss of their services could have an adverse impact on GMO’s ability to achieve the Funds’ investment objectives.

The Funds also are subject to the risk of loss as a result of other services provided by GMO and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider. For example, trading delays or errors could prevent a Fund from benefiting from potential investment gains or avoiding losses. In addition, a service provider may be unable to provide a net asset value (“NAV”) for a Fund or share class on a timely basis. GMO is not contractually liable to the Funds for losses associated with operational risk absent its willful misfeasance, bad faith, gross negligence, or reckless disregard of its contractual obligations to provide services to the Funds. Other Fund service providers also have contractual limitations on their liability to the Funds for losses resulting from their errors.

The Funds and their service providers (including GMO) are susceptible to cyber-attacks and technological malfunctions that may have effects that are similar to those of a cyber-attack. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, GMO, a sub-adviser, or a custodian, transfer agent, or other service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect a Fund’s ability to calculate its net asset value, cause the release or misappropriation of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. While GMO has established business continuity plans and systems designed to prevent cyber-attacks, such plans and systems are subject to inherent limitations. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.

• MARKET DISRUPTION AND GEOPOLITICAL RISK. The Funds are subject to the risk that geopolitical and other events (e.g., wars and terrorism) will disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Funds’ investments. Sudden or significant changes in the supply or prices of commodities or other economic inputs (e.g., the marked decline in oil prices that began in late 2014) may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies, or industries, which could significantly reduce the value of a Fund’s investments. Terrorism in the United States and around the world has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. Securities markets may be susceptible to market manipulation (e.g., the manipulation of the London Interbank Offered Rate (LIBOR)) or other fraudulent trading practices, which could disrupt the orderly functioning of markets or reduce the value of investments traded in them, including investments of the Funds. Instances of fraud and other deceptive practices committed by senior management of certain companies in which a Fund invests may undermine GMO’s due diligence efforts with respect to such companies, and if such fraud is discovered, negatively affect the value of the Fund’s investments. In addition, when discovered, financial fraud may contribute to overall market volatility, which can negatively impact a Fund’s investment program. Financial fraud also may impact the rates or indices underlying a Fund’s investments.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

While the U.S. government has always honored its credit obligations, a default by the U.S. government (as has been threatened in recent years) would be highly disruptive to the U.S. and global securities markets and could significantly reduce the value of the Funds’ investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could adversely affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. Uncertainty surrounding the sovereign debt of several European Union countries, as well as the continued existence of the European Union itself, has disrupted and may continue to disrupt markets in the United States and around the world. If a country changes its currency or leaves the European Union or if the European Union dissolves, the world’s securities markets likely will be significantly disrupted. Substantial government interventions (e.g., currency controls) also could adversely affect the Funds. War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Funds’ investments. During such market disruptions, the Funds’ exposure to the risks described elsewhere in this “Investment and other risks” section will likely increase. Market disruptions, including sudden government interventions, can also prevent the Funds from implementing their investment programs and achieving their investment objectives. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Funds’ derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates, or indices, or to offer them on a more limited basis. To the extent a Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events in that region could have a disproportionate impact on the Fund.

• MARKET RISK. All of the Funds are subject to market risk, which is the risk that the market value of their holdings will decline. Market risks include:

Equities — Funds that invest in equities run the risk that the market price of an equity will decline. That decline may be attributable to factors affecting the issuer, such as poor performance by the company’s management or reduced demand for its goods or services, or to factors affecting a particular industry, such as a decline in demand, labor or raw material shortages, or increased production costs. A decline also may result from general market conditions not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Equities generally have significant price volatility, and their market prices can decline in a rapid or unpredictable manner. If a Fund purchases an equity for less than its fundamental fair (or intrinsic) value as determined by GMO, the Fund runs the risk that the market price of the equity will not appreciate or will decline due to GMO’s incorrect assessment of the equity’s fundamental fair (or intrinsic) value. The market prices of equities trading at high multiples of current earnings often are more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples.

Because of Risk Premium Fund’s emphasis on selling put options on stock indices, GMO expects its net asset value to decline when those indices decline in value. Also, Risk Premium Fund’s investment strategy of writing put options on stock indices can be expected to cause the Fund to underperform relative to those indices when those markets rise sharply because of the Fund’s lack of exposure to the upside of those markets.

Fixed Income Investments — Funds that invest in fixed income securities (including bonds, notes, bills, synthetic debt instruments, and asset-backed securities) are subject to various market risks. The market price of a fixed income investment can decline due to market-related factors, including rising interest rates and widening credit spreads, or decreased liquidity stemming from the market’s uncertainty about the value of a fixed income investment (or class of fixed income investments). In addition, the market price of fixed income investments with complex structures, such as asset-backed securities, and sovereign and quasi-sovereign debt instruments, can decline due to uncertainty about their credit quality and the reliability of their payment streams. Some fixed income securities also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as was provided by the fixed income security. When interest rates rise, these securities also may be repaid more slowly than anticipated, and the market price of the Fund’s investment may decrease. During periods of economic uncertainty and change, the market price of a Fund’s investments in below investment grade securities (commonly referred to as “junk bonds”) may be particularly volatile. Often below investment grade securities are subject to greater sensitivity to interest rate and economic changes than higher rated bonds and can be more difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the price at which they were valued when held by the Fund. See “Credit Risk” and “Illiquidity Risk” for more information about these risks.

A risk run by each Fund with a significant investment in fixed income securities is that an increase in prevailing interest rates will cause the market price of those securities to decline. The risk associated with increases in interest rates (also called “interest rate risk”) is generally greater for Funds investing in fixed income securities with longer durations. In addition, in managing some Funds, GMO may seek to evaluate potential investments in part by considering the volatility of interest rates. The value of a Fund’s investments may be significantly reduced if GMO’s assessment proves incorrect.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

The extent to which a fixed income security’s price changes with changes in interest rates is referred to as interest rate duration, which can be measured mathematically or empirically. A longer-maturity investment generally has longer interest rate duration because the investment’s fixed rate is locked in for a longer period of time. Floating-rate or adjustable-rate securities, however, generally have shorter interest rate durations because their interest rates are not fixed but rather float up and down as interest rates change. Conversely, inverse floating-rate securities have durations that move in the opposite direction from short-term interest rates and thus tend to underperform fixed rate securities when interest rates rise but outperform them when interest rates decline. Fixed income securities paying no interest, such as zero coupon and principal-only securities, are subject to additional interest rate risk.

The market price of inflation-indexed bonds (including TIPS) typically declines during periods of rising real interest rates (i.e., nominal interest rate minus inflation) and increases during periods of declining real interest rates. In some interest rate environments, such as when real interest rates are rising faster than nominal interest rates, the market price of inflation-indexed bonds may decline more than the price of non-inflation-indexed (or nominal) fixed income bonds with similar maturities.

Generally, when interest rates on short term U.S. Treasury obligations equal or approach zero, a Fund that invests a substantial portion of its assets in U.S. Treasury obligations, such as U.S. Treasury Fund, will have a negative return unless GMO waives or reduces its management fees.

Fixed income securities denominated in foreign currencies also are subject to currency risk. See “Currency Risk”.

In response to government intervention, economic or market developments, or other factors, fixed income markets may experience periods of high volatility, reduced liquidity or both. During those periods, a Fund could have unusually high shareholder redemptions, requiring it to generate cash by selling securities when it would otherwise not do so, including at unfavorable prices. Fixed income investments may be difficult to value during such periods. In recent periods, central banks and governmental financial regulators, including the U.S. Federal Reserve, have maintained historically low interest rates by purchasing bonds. Steps to curtail or “taper” such activities and other actions by central banks or regulators (such as intervention in foreign currency markets or currency controls) could have a material adverse effect on the Funds.

• MERGER ARBITRAGE RISK. Some Funds may engage in transactions in which a Fund purchases securities at prices below the value of the consideration GMO expects to be paid for them upon consummation of a proposed merger, exchange offer, tender offer, or other similar transaction (“merger arbitrage transactions”). The purchase price paid by the Fund may substantially exceed the market price of the securities before the announcement of the transaction.

If a Fund engages in a merger arbitrage transaction and that transaction later appears unlikely to be consummated or, in fact, is not consummated or is delayed, the market prices of the securities purchased by the Fund may decline sharply, resulting in losses to the Fund. The risk/reward payout of merger arbitrage strategies typically is asymmetric, as the losses in failed transactions often far exceed the gains in successful transactions. A merger arbitrage transaction can fail for many reasons, including regulatory and antitrust restrictions, political motivations, industry weakness, stock specific events, failed financings, and general market declines.

Merger arbitrage strategies depend for success on the overall volume of merger activity, which has historically been cyclical. When merger activity is low, GMO may be unable to identify enough opportunities to provide sufficient diversification.

Merger arbitrage strategies are subject to the risk of overall market movements, and a Fund may experience losses even if a transaction is consummated. A Fund’s investments in derivatives or short sales of securities to hedge or otherwise adjust long or short investment exposure in connection with a merger arbitrage transaction may not perform as GMO expected or may otherwise reduce the Fund’s gains or increase its losses. Also, a Fund may be unable to hedge against market fluctuations or other risks. In addition, a Fund that sells securities short that GMO expects it to receive upon consummation of a transaction but it does not actually receive (and thus has an unintended “naked” short position) may be required to cover its short position at a time when the securities sold short have appreciated in value, thus resulting in a loss.

• NON-DIVERSIFIED FUNDS. Some of the Funds are not “diversified” investment companies within the meaning of the 1940 Act. This means they are allowed to invest in the securities of relatively few issuers. As a result, they may be subject to greater credit, market and other risks, and poor performance by a single issuer may have a greater impact on their performance, than if they were “diversified.”

The following Funds are not diversified investment companies within the meaning of the 1940 Act:

•	Quality Fund
•	Resources Fund
•	Risk Premium Fund
•	Tax-Managed International Equities Fund

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

• NON-U.S. INVESTMENT RISK. Funds that invest in non-U.S. securities are subject to more risks than Funds that invest only in U.S. securities. Non-U.S. securities markets often include securities of only a small number of companies in a limited number of industries. As a result, the market prices of many of the securities traded on those markets fluctuate more than those of U.S. securities. In addition, issuers of non-U.S. securities often are not subject to as much regulation as U.S. issuers, and the reporting, accounting, custody, and auditing standards to which those issuers are subject differ, in some cases significantly, from U.S. standards. Transactions in non-U.S. securities generally involve higher commission rates, transfer taxes and custodial costs. In addition, some jurisdictions may limit a Fund’s ability to profit from short-term trading (as defined in the relevant jurisdiction).

A Fund may be subject to non-U.S. taxation, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. A Fund may seek a refund of taxes paid, but its efforts may not be successful, in which case the Fund will have incurred additional expenses for no economic benefit. A Fund’s decision to seek a refund is in its sole discretion, and, particularly in light of the cost involved, it may decide not to seek a refund, even if eligible. The outcome of a Fund’s efforts to obtain a refund may be unpredictable. Accordingly, a refund is not typically reflected in a Fund’s net asset value until it is received or until the Fund determines there is a high likelihood the refund will be received. In some cases, the amount of a refund could be material to a Fund’s net assets. Absent a determination that a refund is collectible and free from significant contingencies, such amount is not typically reflected in a Fund’s net assets.

Also, investing in non-U.S. securities exposes a Fund to the risk of nationalization, expropriation, or confiscatory taxation of assets of their issuers, other government involvement in the economy or in the affairs of specific companies or industries (including in the case of wholly or partially state-owned enterprises), adverse changes in investment regulations, capital requirements or exchange controls (which may include suspension of the ability to transfer currency from a country), and adverse political and diplomatic developments, including the imposition of economic sanctions.

In some non-U.S. securities markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. securities markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose a Fund to credit and other risks it does not have in the United States with respect to brokers, custodians, clearing banks or other clearing agents, escrow agents, and issuers. Fluctuations in foreign currency exchange rates also affect the market value of a Fund’s non-U.S. investments (see “Currency Risk”).

The Funds need a license to invest directly in many non-U.S. securities markets. These licenses are often subject to limitations, including maximum investment amounts. Once a license is obtained, a Fund’s ability to continue to invest directly is subject to the risk that the license will be terminated or suspended. If a license to invest in a particular market is terminated or suspended, to obtain exposure to that market the Fund will be required to purchase American Depositary Receipts, Global Depositary Receipts, shares of other funds that are licensed to invest directly, or derivative instruments. The receipt of a non-U.S. license by one of GMO’s clients may preclude other clients, including a Fund, from obtaining a similar license, and this could limit the Fund’s investment opportunities. In addition, the activities of a GMO client could cause the suspension or revocation of a license and thereby limit the Funds’ investment opportunities.

Funds that invest a significant portion of their assets in securities of issuers tied economically to emerging countries (or investments related to emerging markets) are subject to greater non-U.S. investment risk than Funds investing primarily in more developed non-U.S. countries (or markets). The risks of investing in those securities include: greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers of securities in a Fund’s portfolio; greater governmental involvement in the economy or in the affairs of specific companies or industries (including in the case of wholly or partially state-owned enterprises); less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on a Fund’s ability to exchange local currencies for U.S. dollars; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; difficulties in obtaining and enforcing legal judgments; and significantly smaller market capitalizations of issuers. In addition, the economies of emerging countries may be predominantly based on only a few industries or dependent on revenues from particular commodities.

• SMALL COMPANY RISK. Companies with smaller market capitalizations may have limited product lines, markets, or financial resources, may lack the competitive strength of larger companies, may have inexperienced managers or may depend on a smaller group of key employees as compared to larger companies. In addition, their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations. Market risk and illiquidity risk are particularly pronounced for securities of these companies.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

Temporary Defensive Positions. Temporary defensive positions are positions that are inconsistent with a Fund’s principal investment strategies and are taken in response to adverse market, economic, political or other conditions. The Funds normally do not take temporary defensive positions. To the extent a Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices that are used, to increase, decrease or adjust elements of the investment exposures of a Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Funds may use derivatives to gain long investment exposure to securities or other assets. For example, a Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Funds also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Funds may use derivatives in an attempt to reduce their investment exposures (which may result in a reduction below zero). A Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that GMO believes is highly correlated with the relevant currency.

The Funds may use derivatives in an attempt to adjust elements of their investment exposures to various securities, sectors, markets, indices, and currencies without actually having to sell existing investments or make new direct investments. For example, if a Fund holds a large proportion of stocks of companies in a particular sector and GMO believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting its investment exposures, a Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currencies in which its equities are traded.

The Funds may use derivatives to effect transactions intended as substitutes for securities lending.

The Funds may have investment exposures in excess of their net assets (i.e., they may be leveraged). While GMO expects that Risk Premium Fund’s option positions typically will be fully collateralized at the time when the Fund is selling them, from time to time the Fund may have investment exposures in excess of its net assets (i.e., it may be leveraged). For example, if Risk Premium Fund receives a redemption request and is unable to close out an option it had sold, the Fund may temporarily have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. Risk Premium Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

A Fund’s foreign currency exposure may differ significantly from the currencies in which its equities are traded.

Certain derivatives transactions that may be used by the Funds, including certain interest rate swaps and certain credit default index swaps, are required to be transacted through a central clearing organization. The Funds hold cleared derivatives transactions, if any, through clearing members, who are members of derivatives clearing houses. Certain other derivatives, including futures and certain options, are transacted on exchanges. The Funds hold exchange-traded derivatives through clearing brokers that are typically members of the exchanges. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing brokers generally can require termination of existing cleared or exchange-traded derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses and exchanges also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of a Fund to pursue its investment strategy. Also, a Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. See “Investment and other risks” above for further information.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

For Funds that held derivatives during the year ended February 28, 2017, the following table shows how the Fund used these derivatives (marked with an X):

Type of Derivative and Objective for Use	International Equity Fund	International Large/Mid Cap Equity Fund	Resources Fund	Risk Premium Fund	Tax-Managed International Equities Fund	U.S. Equity Allocation
Futures contracts
Adjust exposure to certain securities markets	X	X		X	X	X
Maintain the diversity and liquidity of the portfolio	X	X		X	X	X
Options (Written)
Substitute for direct equity investment				X
Swap contracts
Substitute for direct investments in securities						X
Rights and/or warrants
Received as a result of corporate actions	X	X	X		X

Forward currency contracts

The Funds may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market price of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked-to-market daily using rates supplied by a quotation service and changes in value are recorded by each Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was settled.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose a Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. Forward currency contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Futures contracts

The Funds may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, a Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (and if the futures are traded outside the U.S. and the market for such futures is closed prior to the close of the NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The value of each of the Fund’s futures contracts is marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by each Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statements of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Funds to the risk that they may not be able to enter into a closing transaction due to an illiquid market. Futures contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Options

The Funds may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. “Quanto” options are cash-settled options in which the underlying asset (often an index) is denominated in a currency other than the currency in which the option is settled. By purchasing options a Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. A Fund pays a premium for a purchased option. That premium, if any, which is disclosed in the Schedule of Investments, is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. Purchased option contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

The Funds may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies they own or in which they may invest. Writing options alters a Fund’s exposure to the underlying asset by, in the case of a call option, obligating that Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating that Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, a Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that a Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose a Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Written option contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

When an option contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statements of Operations.

For the year ended February 28, 2017, investment activity in options contracts written by the Funds was as follows:

	Puts			Calls
	Principal Amount of Contracts	Number of Contracts	Premiums	Principal Amount of Contracts	Number of Contracts	Premiums
Risk Premium Fund
Outstanding, beginning of period	—	4,274	$6,771,097	—	—	$ —
Options written	—	50,872	49,333,838	—	—	—
Options bought back	—	(14,543)	(13,943,140)	—	—	—
Options expired	—	(32,809)	(36,413,618)	—	—	—
Options exercised	—	(4,525)	(3,934,930)	—	—	—

Outstanding, end of period	—	3,269	$1,813,247	—	—	$ —

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions (and if the market of the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The Funds value OTC options using industry models and inputs provided by primary pricing sources.

Swap contracts

The Funds may directly or indirectly use various swap contracts, including, without limitation, swaps on securities and securities indices, total return swaps, interest rate swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps, municipal swaps, dividend swaps, volatility swaps, correlation swaps and other types of available swaps. A swap contract is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap contract and during the term of the transaction, a Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap contract are included in the fair market value of the swap. The Funds do not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses in the Statements of Operations. A liquidation payment received or made at the termination of the swap contract is recorded as realized gain or loss in the Statements of Operations.

Interest rate swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive interest (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal). Basis swaps are interest rate swaps that involve the exchange of two floating interest rate payments and may involve the exchange of two different currencies.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

Total return swap contracts involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or futures contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap contract, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap contracts on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap contracts on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap contracts involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Funds price their OTC swap contracts daily using industry standard models that may incorporate quotations from market makers or pricing vendors and record the change in value, if any, as unrealized gain or loss in the Statements of Operations. Gains or losses are realized upon the termination of the swap contracts or reset dates, as appropriate. Cleared swap contracts are valued using the quote (which may be based on a model) published by the relevant clearing house. If an updated quote for a cleared swap contract is not available by the time that a Fund calculates its net asset value on any business day, then that swap contract will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house.

The values assigned to swap contracts may differ significantly from the values realized upon termination, and the differences could be material. Entering into swap contracts involves counterparty credit, legal, and documentation risk that is generally not reflected in the value assigned to the swap contract. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that a Fund has amounts on deposit in excess of amounts owed by that Fund, or that any collateral the other party posts is insufficient or not timely received by a Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. Swap contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Rights and warrants

The Funds may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in the section entitled “Options” above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. Rights and/or warrants outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

As provided by U.S. GAAP, the table below is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Funds (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

The following is a summary of the valuations of derivative instruments categorized by risk exposure.

The Effect of Derivative Instruments on the Statements of Assets and Liabilities as of February 28, 2017 and the Statements of Operations for the year ended February 28, 2017^:

The risks referenced in the tables below are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Portfolio valuation” sections for a further discussion of risks.

	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
International Equity Fund
Net Realized Gain (Loss) on
Investments (rights and/or warrants)	$—	$5,705	$—	$—	$—	$5,705
Futures Contracts	—	16,527,985	—	—	—	$16,527,985

Total	$—	$16,533,690	$—	$—	$—	$16,533,690

Change in Net Unrealized Appreciation (Depreciation) on
Futures Contracts	$—	$(3,066,601)	$—	$—	$—	$(3,066,601)

Total	$—	$(3,066,601)	$—	$—	$—	$(3,066,601)

International Large/Mid Cap Equity Fund
Asset Derivatives
Unrealized Appreciation on Futures Contracts*	$—	$18,330	$—	$—	$—	$18,330

Total	$—	$18,330	$—	$—	$—	$18,330

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$—	$18,330	$—	$—	$—	$18,330

Net Realized Gain (Loss) on
Investments (rights and/or warrants)	$—	$(2)	$—	$—	$—	$(2)
Futures Contracts	—	1,784,887	—	—	—	1,784,887

Total	$—	$1,784,885	$—	$—	$—	$1,784,885

Change in Net Unrealized Appreciation (Depreciation) on
Futures Contracts	$—	$(31,335)	$—	$—	$—	$(31,335)

Total	$—	$(31,335)	$—	$—	$—	$(31,335)

Resources Fund
Net Realized Gain (Loss) on
Investments (rights and/or warrants)	$—	$(44,665)	$—	$—	$—	$(44,665)

Total	$—	$(44,665)	$—	$—	$—	$(44,665)

Risk Premium Fund
Liability Derivatives
Written Options, at value	$—	$(1,112,331)	$—	$—	$—	$(1,112,331)

Total	$—	$(1,112,331)	$—	$—	$—	$(1,112,331)

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$—	$(1,112,331)	$—	$—	$—	$(1,112,331)

Net Realized Gain (Loss) on
Futures Contracts	$—	$79,262	$—	$—	$—	$79,262
Written Options	—	38,536,036	—	—	—	38,536,036

Total	$—	$38,615,298	$—	$—	$—	$38,615,298

Change in Net Unrealized Appreciation (Depreciation) on
Written Options	$—	$(1,966,096)	$—	$—	$—	$(1,966,096)

Total	$—	$(1,966,096)	$—	$—	$—	$(1,966,096)

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
Tax-Managed International Equities Fund
Asset Derivatives
Investments, at value (rights and/or warrants)	$—	$990	$—	$—	$—	$990

Total	$—	$990	$—	$—	$—	$990

Derivatives not subject to Master Agreements	$—	$990	$—	$—	$—	$990

Total subject to Master Agreements	$—	$—	$—	$—	$—	$—

Liability Derivatives
Unrealized Depreciation on Futures Contracts*	$—	$(1,260)	$—	$—	$—	$(1,260)

Total	$—	$(1,260)	$—	$—	$—	$(1,260)

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$—	$(1,260)	$—	$—	$—	$(1,260)

Net Realized Gain (Loss) on
Investments (rights and/or warrants)	$—	$(3,471)	$—	$—	$—	$(3,471)
Futures Contracts	—	1,016,633	—	—	—	1,016,633

Total	$—	$1,013,162	$—	$—	$—	$1,013,162

Change in Net Unrealized Appreciation (Depreciation) on
Investments (rights and/or warrants)	$—	$990	$—	$—	$—	$990
Futures Contracts	—	(26,590)	—	—	—	(26,590)

Total	$—	$(25,600)	$—	$—	$—	$(25,600)

U.S. Equity Allocation Fund
Net Realized Gain (Loss) on
Futures Contracts	$—	$3,180,746	$—	$—	$—	$3,180,746
Swap Contracts	—	2,130,834	—	—	—	2,130,834

Total	$—	$5,311,580	$—	$—	$—	$5,311,580

Change in Net Unrealized Appreciation (Depreciation) on
Futures Contracts	$—	$27,300	$—	$—	$—	$27,300
Swap Contracts	—	137,535	—	—	—	137,535

Total	$—	$164,835	$—	$—	$—	$164,835

^	Because the Funds recognize changes in value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.
*	The table includes cumulative unrealized appreciation/depreciation of futures and cleared swap contracts, if any, as reported in the Schedule of Investments. Year end variation margin on open futures and cleared swap contracts, if any, is reported within the Statements of Assets and Liabilities.

Certain Funds are party to International Swaps and Derivatives Association, Inc. Master Agreements, Global Master Repurchase Agreements or other similar types of agreements (collectively, “Master Agreements”) that generally govern the terms of some OTC derivative transactions, repurchase agreements and reverse repurchase agreements. The Master Agreements may include collateral posting terms and netting provisions that apply in the event of a default and/or termination event. Upon the occurrence of such an event, including the bankruptcy or insolvency of the counterparty, the Master Agreements may permit the non-defaulting party to calculate a single net payment to close out applicable transactions. However, there is no guarantee that the terms of a Master Agreement will be enforceable; for example, when bankruptcy or insolvency laws impose restrictions on or prohibitions against the right of offset. Additionally, the netting and close out provisions of a Master Agreement may not extend to the obligations of the counterparty’s affiliates or across varying types of transactions. Because no such event has occurred, the Funds do not presently have a legally enforceable right of set-off and these amounts have not been offset in the Statements of Assets and Liabilities, but have been presented separately in the table below. Termination events may also include a decline in the net assets of a Fund below a certain level over a specified period of time and may entitle a counterparty to elect to terminate early with respect to some or all the transactions under the Master Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse impact on a Fund’s

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

operations. An estimate of the aggregate net payment, if any, that may need to be made by a Fund in such an event is represented by the unrealized amounts in the tables below. For more information about other uncertainties and risks, see “Investments and other risks” above.

For financial reporting purposes, on the Statements of Assets and Liabilities any cash collateral that has been pledged to cover obligations of the Funds is reported as Due from Broker and any cash collateral received from the counterparty is reported as Due to Broker. Any non-cash collateral pledged by the Funds is noted in the Schedules of Investments. The tables below show the potential effect of netting arrangements made available by the Master Agreements on the financial position of the Funds. For financial reporting purposes, the Funds’ Statements of Assets and Liabilities generally show derivative assets and derivative liabilities (regardless of whether they are subject to netting arrangements) on a gross basis, which reflects the full risks and exposures of the Fund prior to netting. See Note 2 for information on repurchase agreements and reverse repurchase agreements held by the Funds at February 28, 2017, if any.

The tables above present the Funds’ derivative assets and liabilities by type of financial instrument. The following tables present the Funds’ OTC and/or exchange-traded derivative assets and liabilities by counterparty net of amounts that may be available for offset under the Master Agreements by the terms of the agreement and net of the related collateral received or pledged by the Funds as of February 28, 2017:

Risk Premium Fund

Counterparty	Gross Derivative Liabilities Subject to Master Agreements	Collateral Pledged		Derivative (Assets)/Liabilities Available for Offset	Net Amount of Derivative Liabilities
Morgan Stanley & Co. LLC	$1,112,331	$1,112,331	*	$—	$—

Total	$1,112,331	$1,112,331		$—	$—

*	The actual collateral received and/or pledged is more than the amount shown.

The average derivative activity of notional amounts (futures contracts and swap contracts), market values (rights and/ or warrants) or number of contracts (options) outstanding, based on absolute values, at each month-end, was as follows for the year ended February 28, 2017:

Fund Name	Futures Contracts ($)	Swap Contracts ($)	Options (Contracts)	Rights and/or Warrants ($)
International Equity Fund	12,805,197	—	—	95,629
International Large/Mid Cap Equity Fund	3,941,693	—	—	24,458
Resources Fund	—	—	—	5,341
Risk Premium Fund	99,493*	—	4,206	—
Tax-Managed International Equities Fund	704,765	—	—	4,034
U.S. Equity Allocation Fund	7,891,945*	2,338,655	—	—

*	During the year ended February 28, 2017, the Fund did not hold this investment type at any month-end; therefore, the average amount outstanding was calculated using daily outstanding absolute values.

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to each Fund. Management fees are paid monthly at the annual rate equal to the percentage of each Fund’s average daily net assets set forth in the table below:

	International Equity Fund	International Large/Mid Cap Equity Fund	Quality Fund	Resources Fund	Risk Premium Fund	Tax-Managed International Equities Fund	U.S. Equity Allocation Fund
Management Fee	0.50%	0.38%	0.33%	0.50%	0.45%	0.50%	0.31%

In addition, each class of shares of certain Funds pays GMO a shareholder service fee for providing client services and reporting, such as performance information, client account information, personal and electronic access to Fund information, access to analysis and explanations of

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

Fund reports, and assistance in maintaining and correcting client-related information. Shareholder service fees are paid monthly equal to the percentage of each applicable Fund’s average daily net assets set forth in the table below:

Fund Name	Class II	Class III	Class IV		Class V		Class VI
International Equity Fund	0.22%	0.15%	0.09%
International Large/Mid Cap Equity Fund		0.15%	0.09%				0.055%
Quality Fund		0.15%	0.105%		0.085%		0.055%
Resources Fund		0.15%	0.10%		0.085%	*	0.055%	*
Risk Premium Fund		0.15%	0.10%	*	0.085%	*	0.055%
Tax-Managed International Equities Fund		0.15%
U.S. Equity Allocation Fund		0.15%	0.10%		0.085%		0.055%

*	Class is offered but has no shareholders as of February 28, 2017.

For each Fund other than Resources Fund, GMO has contractually agreed to reimburse the Fund for its “Specified Operating Expenses” (as defined below). Any such reimbursements are paid to a Fund concurrently with the Fund’s payment of management fees to GMO. For Resources Fund, GMO has contractually agreed to reimburse the Fund for the portion of its “Specified Operating Expenses” (as defined below) that exceeds 0.10% of the Fund’s average daily net assets.

“Specified Operating Expenses” means: audit expenses, fund accounting expenses, pricing service expenses, expenses of non-investment related tax services, transfer agency expenses, expenses of non-investment related legal services provided to the Funds by or at the direction of GMO, federal securities law filing expenses, printing expenses, state and federal registration fees and custody expenses.

For each Fund that pays GMO a management fee, GMO has contractually agreed to waive or reduce that fee, but not below zero, to the extent necessary to offset the management fees paid to GMO that are directly or indirectly borne by the Fund as a result of the Fund’s direct or indirect investments in other GMO Funds.

For each Fund that charges a shareholder service fee, GMO has contractually agreed to waive or reduce the shareholder service fee charged to holders of each class of shares of the Fund, but not below zero, to the extent necessary to offset the shareholder service fees directly or indirectly borne by the class of shares of the Fund as a result of the Fund’s direct or indirect investments in other GMO Funds.

These contractual waivers and reimbursements will continue through at least June 30, 2017 for each Fund unless the Funds’ Board of Trustees authorizes their modification or termination, or reduces the fee rates paid to GMO under the Fund’s management contract or servicing and supplemental support agreement.

The Funds’ portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any agents unaffiliated with GMO during the year ended February 28, 2017 is shown in the table below and is included in the Statements of Operations.

Fund Name	Independent Trustees and their legal counsel ($)	Agent unaffiliated with GMO ($)
International Equity Fund	124,109	12,895
International Large/Mid Cap Equity Fund	15,759	1,870
Quality Fund	142,096	14,096
Resources Fund	3,288	365
Risk Premium Fund	3,483	365
Tax-Managed International Equities Fund	2,735	303
U.S. Equity Allocation Fund	48,880	5,427

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

Certain Funds incur fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2017 these indirect fees and expenses expressed as a percentage of each Fund’s average daily net assets were as follows:

Fund Name	Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Total Indirect Expenses
International Equity Fund	< 0.001%	0.000%	< 0.001%
International Large/Mid Cap Equity Fund	< 0.001%	0.000%	< 0.001%
Quality Fund	< 0.001%	0.000%	< 0.001%
Resources Fund	< 0.001%	0.000%	< 0.001%
Risk Premium Fund	0.000%	0.000%	0.000%
Tax-Managed International Equities Fund	< 0.001%	0.000%	< 0.001%
U.S. Equity Allocation Fund	< 0.001%	0.000%	< 0.001%

The Funds are permitted to purchase or sell securities from or to certain other GMO funds under specified conditions outlined in procedures adopted by the Trustees. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effectuated at the current market price. During the year ended February 28, 2017, the Funds did not engage in these transactions.

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments and including GMO U.S. Treasury Fund, for the year ended February 28, 2017 are noted in the table below:

	Purchases ($)	Purchases ($)	Sales ($)	Sales ($)

Fund Name	U.S. Government Securities	Investments (Non-U.S. Government Securities)	U.S. Government Securities	Investments (Non-U.S. Government Securities)
International Equity Fund	—	3,597,976,507	—	6,811,440,540
International Large/Mid Cap Equity Fund	—	449,556,842	—	1,745,487,665
Quality Fund	—	4,132,684,538	—	3,944,437,731
Resources Fund	—	77,720,690	—	125,994,664
Risk Premium Fund	—	—	—	—
Tax-Managed International Equities Fund	—	88,681,948	—	206,693,695
U.S. Equity Allocation Fund	—	2,656,561,912	—	6,010,434,969

Cost of purchases and proceeds from sales of securities for in-kind transactions, excluding short-term investments, in accordance with U.S. GAAP for the year ended February 28, 2017 are noted in the table below:

Fund Name	Purchases ($)	Sales ($)
U.S. Equity Allocation Fund	—	153,780,220

For the year ended February 28, 2017, the Funds had the following net realized gains/(losses) attributed to redemption in-kind transactions:

Fund Name	Net realized gains/(losses) attributed to redemption in-kind transactions ($)
U.S. Equity Allocation Fund	21,941,191

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

7.	Guarantees

In the normal course of business the Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Funds. Based on experience, GMO is of the view that the risk of loss to the Funds in connection with the Funds’ indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Funds.

8.	Principal shareholders and related parties as of February 28, 2017

Fund Name	Number of shareholders that held more than 10% of the outstanding shares of the Fund		Percentage of outstanding shares of the Fund held by those shareholders owning greater than 10% of the outstanding shares of the Fund	Percentage of the shares of the Fund held by senior management of GMO and GMO Trust officers	Percentage of the Fund’s shares held by accounts for which GMO has investment discretion
International Equity Fund	3	#	40.49%	0.13%	90.58%
International Large/Mid Cap Equity Fund	2		98.09%	—	—
Quality Fund	—		—	0.12%	19.62%
Resources Fund	1		70.78%	12.03%	5.95%
Risk Premium Fund	2	‡	96.20%	0.07%	99.66%
Tax-Managed International Equities Fund	2		29.72%	0.45%	—
U.S. Equity Allocation Fund	5	§	75.65%	0.02%	98.70%

‡	One of the shareholders is another fund of the Trust.
#	Two of the shareholders are other funds of the Trust.
§	Four of the shareholders are other funds of the Trust and one shareholder is another fund managed by GMO.

9.	Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in the Funds’ shares were as follows:

	Year Ended February 28, 2017		Year Ended February 29, 2016

	Shares	Amount	Shares	Amount
International Equity Fund
Class II:
Shares sold	394,169	$7,758,214	40,871	$879,894
Shares issued to shareholders in reinvestment of distributions	53,704	1,036,907	122,349	2,473,073
Shares repurchased	(4,406,766)	(86,201,920)	(762,281)	(18,193,375)

Net increase (decrease)	(3,958,893)	$(77,406,799)	(599,061)	$(14,840,408)

Class III:
Shares sold	3,202,195	$63,057,431	11,099,737	$212,113,201
Shares issued to shareholders in reinvestment of distributions	1,458,230	28,472,050	1,420,943	29,100,091
Shares repurchased	(25,597,340)	(510,086,501)	(20,046,562)	(450,098,976)

Net increase (decrease)	(20,936,915)	$(418,557,020)	(7,525,882)	$(208,885,684)

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

	Year Ended February 28, 2017		Year Ended February 29, 2016

	Shares	Amount	Shares	Amount
International Equity Fund (continued)
Class IV:
Shares sold	11,139,274	$215,725,536	24,271,645 (a)	$515,469,914 (a)
Shares issued to shareholders in reinvestment of distributions	11,785,933	229,782,109	12,723,714	260,908,804
Shares repurchased	(158,196,157)	(3,158,978,555)	(133,552,246)	(2,927,675,247)

Net increase (decrease)	(135,270,950)	$(2,713,470,910)	(96,556,887)	$(2,151,296,529)

International Large/Mid Cap Equity Fund
Class III:
Shares sold	411,984	$10,495,496	605,372	$16,698,856
Shares issued to shareholders in reinvestment of distributions	253,763	6,161,168	477,071	12,391,865
Shares repurchased	(18,719,775)	(470,772,481)	(1,128,246)	(31,120,472)

Net increase (decrease)	(18,054,028)	$(454,115,817)	(45,803)	$(2,029,751)

Class IV:
Shares sold	1,317,734	$33,127,702	4,154,261	$120,506,310
Shares issued to shareholders in reinvestment of distributions	728,389	17,599,928	1,128,998	29,419,761
Shares repurchased	(23,672,201)	(600,482,249)	(22,578,254)	(622,875,974)

Net increase (decrease)	(21,626,078)	$(549,754,619)	(17,294,995)	$(472,949,903)

Class VI:
Shares sold	—	$—	11,580,744	$347,306,281
Shares issued to shareholders in reinvestment of distributions	623,703	14,995,054	332,833	8,537,330
Shares repurchased	(12,536,597)	(300,320,271)	(5,562)	(147,705)

Net increase (decrease)	(11,912,894)	$(285,325,217)	11,908,015	$355,695,906

Quality Fund
Class III:
Shares sold	27,204,984	$577,084,371	37,113,339	$737,344,467
Shares issued to shareholders in reinvestment of distributions	5,427,657	111,954,229	30,774,221	612,057,442
Shares repurchased	(78,926,958)	(1,636,659,609)	(91,043,451)	(1,918,244,009)

Net increase (decrease)	(46,294,317)	$(947,621,009)	(23,155,891)	$(568,842,100)

Class IV:
Shares sold	23,563,655	$498,378,900	12,972,554	$257,812,501
Shares issued to shareholders in reinvestment of distributions	2,065,342	42,641,190	13,099,210	260,671,560
Shares repurchased	(38,313,485)	(806,249,545)	(53,695,896)	(1,093,773,807)

Net increase (decrease)	(12,684,488)	$(265,229,455)	(27,624,132)	$(575,289,746)

Class V:
Shares sold	9,463,322	$197,196,406	14,581,336	$281,324,249
Shares issued to shareholders in reinvestment of distributions	717,958	14,824,416	1,727,690	34,265,400
Shares repurchased	(3,801,010)	(79,429,321)	(13,369,451)	(265,409,816)

Net increase (decrease)	6,380,270	$132,591,501	2,939,575	$50,179,833

Class VI:
Shares sold	91,893,911	$1,913,611,617	4,668,807	$94,787,369
Shares issued to shareholders in reinvestment of distributions	5,665,767	116,815,260	16,573,784	329,071,123
Shares repurchased	(36,449,428)	(770,551,459)	(38,615,013)	(796,618,823)

Net increase (decrease)	61,110,250	$1,259,875,418	(17,372,422)	$(372,760,331)

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

	Year Ended February 28, 2017		Year Ended February 29, 2016

	Shares	Amount	Shares	Amount
Resources Fund
Class III:
Shares sold	570,839	$8,566,354	80,942	$1,025,701
Shares issued to shareholders in reinvestment of distributions	32,759	537,264	23,071	276,260
Shares repurchased	(480,753)	(6,835,975)	(376,930)	(6,175,879)
Purchase premiums	—	2,754	—	31,664
Redemption fees	—	16,991	—	2,123

Net increase (decrease)	122,845	$2,287,388	(272,917)	$(4,840,131)

Class IV:
Shares sold	169,620	$2,585,614	6,912,543	$105,688,092
Shares issued to shareholders in reinvestment of distributions	315,651	5,118,000	426,392	5,037,059
Shares repurchased	(4,055,808)	(57,587,522)	(68,102)	(1,018,052)
Purchase premiums	—	29,756	—	289,355
Redemption fees	—	175,234	—	19,374

Net increase (decrease)	(3,570,537)	$(49,678,918)	7,270,833	$110,015,828

Risk Premium Fund
Class III:#
Shares sold	2,862	$85,653	144,920	$3,932,767
Shares issued to shareholders in reinvestment of distributions	18,814	544,069	13,688	385,514
Shares repurchased	(105,987)	(3,151,044)	(68,020)	(1,897,755)
Purchase premiums	—	—	—	3,273
Redemption fees	—	6,093	—	10,762

Net increase (decrease)	(84,311)	$(2,515,229)	90,588	$2,434,561

Class IV:‡#
Shares sold	—	$—	—	$—
Shares issued to shareholders in reinvestment of distributions	—	—	50,801	477,401
Shares repurchased	—	—	(764,691)	(6,989,835)
Purchase premiums	—	—	—	2,962
Redemption fees	—	—	—	13,516

Net increase (decrease)	—	$—	(713,890)	$(6,495,956)

Class VI:#
Shares sold	390	$10,630	7,288,864	$201,620,443
Shares issued to shareholders in reinvestment of distributions	437,685	12,713,932	948,606	27,005,743
Shares repurchased	(3,562,411)	(103,841,501)	(14,450,027)	(408,326,738)
Purchase premiums	—	16	—	299,048
Redemption fees	—	154,267	—	598,039

Net increase (decrease)	(3,124,336)	$(90,962,656)	(6,212,557)	$(178,803,465)

Tax-Managed International Equities Fund
Class III:
Shares sold	51,654	$709,686	213,044	$3,126,326
Shares issued to shareholders in reinvestment of distributions	226,091	3,089,352	326,791	4,756,977
Shares repurchased	(8,885,564)	(123,384,562)	(9,254,256)	(130,480,430)

Net increase (decrease)	(8,607,819)	$(119,585,524)	(8,714,421)	$(122,597,127)

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

	Year Ended February 28, 2017				Year Ended February 29, 2016

	Shares		Amount		Shares		Amount
U.S. Equity Allocation Fund
Class III:
Shares sold	254,123		$3,737,099		3,690,778		$52,394,646
Shares issued to shareholders in reinvestment of distributions	964,254		14,133,772		1,411,262		20,777,207
Shares repurchased	(8,083,310)		(120,400,300)		(8,265,441)		(132,490,471)

Net increase (decrease)	(6,864,933)		$(102,529,429)		(3,163,401)		$(59,318,618)

Class IV:
Shares sold	353,391		$5,084,358		15,005,109		$210,258,173
Shares issued to shareholders in reinvestment of distributions	482,865		7,017,672		3,184,478		46,544,031
Shares repurchased	(37,081,635	)(b)	(546,704,227	)(b)	(6,893,844)		(102,627,813)

Net increase (decrease)	(36,245,379)		$(534,602,197)		11,295,743		$154,174,391

Class V:*
Shares sold	11,302,431		$168,755,254		—		$—
Shares issued to shareholders in reinvestment of distributions	1,125,283		16,496,645		—		—
Shares repurchased	(1,516,895)		(22,257,238)		—		—

Net increase (decrease)	10,910,819		$162,994,661		—		$—

Class VI:
Shares sold	1,279,791		$19,202,615		23,204,175		$356,309,707
Shares issued to shareholders in reinvestment of distributions	15,359,314		223,790,989		37,541,140		549,608,080
Shares repurchased	(198,687,826)		(2,929,999,235)		(145,656,187	)(c)	(2,226,520,372	)(c)

Net increase (decrease)	(182,048,721)		$(2,687,005,631)		(84,910,872)		$(1,320,602,585)

(a)	42,664,021 shares and $928,795,727 were redeemed in-kind.
(b)	10,797,603 shares and $153,780,220 were redeemed in-kind.
(c)	42,205,856 shares and $640,262,842 were redeemed in-kind.
#	Shares were adjusted to reflect a 1:3 reverse stock split effective July 15, 2016.
‡	Class IV liquidated on February 25, 2016.
*	The class was inactive from July 31, 2014 to August 8, 2016.

10.	Investments in affiliated issuers

A summary of the Funds’ transactions in the shares of other funds of GMO Trust during the year ended February 28, 2017 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
International Equity Fund
GMO U.S. Treasury Fund	$296,198,769	$1,663,000,000	$1,937,499,999	$497,582	$11,487	$21,767,868

International Large/Mid Cap Equity Fund
GMO U.S. Treasury Fund	$50,481,592	$221,480,000	$269,570,000	$73,394	$5,414	$2,408,002

Quality Fund
GMO U.S. Treasury Fund	$117,824,375	$1,740,700,000	$1,618,000,000	$831,750	$106,967	$240,449,520

Resources Fund
GMO U.S. Treasury Fund	$2,000,000	$23,200,000	$19,050,000	$11,897	$997	$6,150,081

Tax-Managed International Equities Fund
GMO U.S. Treasury Fund	$14,106,048	$12,650,000	$26,330,000	$10,132	$1,041	$427,587

U.S. Equity Allocation Fund
GMO U.S. Treasury Fund	$159,329,373	$755,170,000	$903,340,000	$174,881	$5,540	$11,180,107

11.	Subsequent events

Subsequent to February 28, 2017, GMO International Large/Mid Cap Equity Fund received redemption requests in the amount of $51,327,010.

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and Shareholders of

GMO International Equity Fund, GMO International Large/Mid Cap Equity Fund, GMO Quality Fund, GMO Resources Fund, GMO Risk Premium Fund, GMO Tax-Managed International Equities Fund, and GMO U.S. Equity Allocation Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the GMO International Equity Fund, GMO International Large/Mid Cap Equity Fund, GMO Quality Fund, GMO Resources Fund, GMO Risk Premium Fund, GMO Tax-Managed International Equities Fund, and GMO U.S. Equity Allocation Fund (the “Funds”) as of February 28, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2017 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 26, 2017

GMO Trust Funds

(A Series of GMO Trust)

Fund Expenses

February 28, 2017 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2017.

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including purchase premium and redemption fees, if applicable; and (2) ongoing costs, including direct and/or indirect management fees, direct and/or indirect shareholder services fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2016 through February 28, 2017.

Actual Expenses

This section of the table for each class below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

This section of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premium and redemption fees. Therefore, this section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual			Hypothetical
	Beginning Account Value September 1, 2016	Ending Account Value February 28, 2017	Expenses Paid During the Period*	Beginning Account Value September 1, 2016	Ending Account Value February 28, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
International Equity Fund
Class II	$1,000.00	$1,055.70	$3.67	$1,000.00	$1,021.22	$3.61	0.72%
Class III	$1,000.00	$1,055.60	$3.31	$1,000.00	$1,021.57	$3.26	0.65%
Class IV	$1,000.00	$1,056.10	$3.01	$1,000.00	$1,021.87	$2.96	0.59%
International Large/Mid Cap Equity Fund
Class III	$1,000.00	$1,047.80	$2.74	$1,000.00	$1,022.12	$2.71	0.54%
Class IV	$1,000.00	$1,047.90	$2.49	$1,000.00	$1,022.36	$2.46	0.49%
Class VI	$1,000.00	$1,048.20	$2.23	$1,000.00	$1,022.61	$2.21	0.44%
Quality Fund
Class III	$1,000.00	$1,068.60	$2.46	$1,000.00	$1,022.41	$2.41	0.48%
Class IV	$1,000.00	$1,068.90	$2.26	$1,000.00	$1,022.61	$2.21	0.44%
Class V	$1,000.00	$1,069.00	$2.15	$1,000.00	$1,022.71	$2.11	0.42%
Class VI	$1,000.00	$1,068.80	$2.00	$1,000.00	$1,022.86	$1.96	0.39%
Resources Fund
Class III	$1,000.00	$1,227.30	$4.20	$1,000.00	$1,021.03	$3.81	0.76%
Class IV	$1,000.00	$1,226.70	$3.92	$1,000.00	$1,021.27	$3.56	0.71%
Risk Premium Fund
Class III	$1,000.00	$1,083.30	$3.15	$1,000.00	$1,021.77	$3.06	0.61%
Class VI	$1,000.00	$1,083.70	$2.63	$1,000.00	$1,022.27	$2.56	0.51%
Tax-Managed International Equities Fund
Class III	$1,000.00	$1,051.00	$3.56	$1,000.00	$1,021.32	$3.51	0.70%

GMO Trust Funds

Fund Expenses — (Continued)

February 28, 2017 (Unaudited)

	Actual			Hypothetical
	Beginning Account Value September 1, 2016	Ending Account Value February 28, 2017	Expenses Paid During the Period*	Beginning Account Value September 1, 2016	Ending Account Value February 28, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
U.S. Equity Allocation Fund
Class III	$1,000.00	$1,105.00	$2.40	$1,000.00	$1,022.51	$2.31	0.46%
Class IV	$1,000.00	$1,104.90	$2.14	$1,000.00	$1,022.76	$2.06	0.41%
Class V	$1,000.00	$1,105.50	$2.09	$1,000.00	$1,022.81	$2.01	0.40%
Class VI	$1,000.00	$1,105.70	$1.93	$1,000.00	$1,022.96	$1.86	0.37%

*	Expenses are calculated using each class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2017, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

GMO Trust Funds

Tax Information for the Tax Year Ended February 28, 2017 (Unaudited)

The following information is being provided in order to meet reporting requirements set forth by the Code and/or to meet state-specific requirements. Shareholders should consult their tax advisors.

With respect to distributions paid, the Funds designate the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year-ended February 28, 2017:

Fund Name	Dividend Received Deduction (corporate shareholders)(1)	Qualified Dividend Income (non-corporate shareholders)(1)	Short- Term Capital Gain Dividends(2) ($)	Long-Term Capital Gain Distributions ($)	Foreign Taxes Paid(3) ($)	Foreign Source Income(3) ($)
International Equity Fund	—	100.00%	—	—	29,404,392	308,950,774
International Large/Mid Cap Equity Fund	—	100.00%	—	—	4,280,484	44,263,566
Quality Fund	93.63%	100.00%	—	154,921,160	—	—
Resources Fund	3.72%	94.98%	—	—	563,361	6,212,745
Risk Premium Fund	—	—	5,207,663	8,050,339	—	—
Tax-Managed International Equities Fund	—	100.00%	—	—	637,330	6,725,935
U.S. Equity Allocation Fund	100%	100.00%	—	198,946,416	—	—

(1)	Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.
(2)	These amounts are generally exempt from U.S. withholding taxes for non-U.S. shareholders, provided certain conditions are satisfied by both the Funds and the Funds’ shareholders.
(3)	The Funds expect to elect to treat foreign taxes attributed to foreign source income from certain of its investments, as if incurred directly by the Funds’ shareholders.

In early 2018, the Funds will notify applicable shareholders of amounts for use in preparing 2017 U.S. federal income tax forms.

Trustees and Officers (Unaudited)

The following tables present information regarding each Trustee and officer of the Trust as of February 28, 2017. Each Trustee’s and officer’s year of birth (“YOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Management of the Trust
Independent Trustees

Name and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen	Other Directorships Held in the Past Five Years
Donald W. Glazer YOB: 1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	36	Director, BeiGene Ltd. (biotech research).

Peter Tufano YOB: 1957	Trustee	Since December 2008.	Peter Moores Dean and Professor of Finance, University of Oxford Saïd Business School (as of July 1, 2011); Sylvan C. Coleman Professor of Financial Management, Harvard Business School (1989 – 2011).	36	Trustee of State Street Navigator Securities Lending Trust (5 Portfolios).

Paul Braverman YOB: 1949	Trustee	Since March 2010.	Director of Claren Road Asset Management, LLC (hedge fund) (January 2011 – present); Director of Leerink Swann Holdings, LLC (investment bank) (October 2013 – present); Director of Aesir Capital Management (investment advisor) (November 2012 – present); Director of Kieger (US) Ltd. (investment advisor) (January 2015 – present).	36	Trustee of HIMCO Variable Insurance Trust (27 Portfolios).

Interested Trustee and Officer
Joseph B. Kittredge, Jr.[3] YOB: 1954	Trustee; President of the Trust	Trustee since March 2010; President since March 2009; Chief Executive Officer, March 2009 – June 2015.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray, LLP (1988 – 2005).	48	None.

[1]	The Fund Complex includes series of each of GMO Trust and GMO Series Trust. Mr. Kittredge also serves as a Trustee of GMO Series Trust.

[2]	As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. These entities did not pay any legal fees or disbursements to Goodwin during the Calendar years ended December 31, 2015 and December 31, 2016. In correspondence with the staff of the SEC (the “Staff”) beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

[3]	Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above and his interest as a member of GMO.

Officers

Name and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years*
Joseph B. Kittredge, Jr. YOB: 1954	Trustee and President	Trustee since March 2010; President since March 2009; Chief Executive Officer, March 2009 – June 2015.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (1988 – 2005).

Sheppard N. Burnett YOB: 1968	Chief Executive Officer	Chief Executive Officer since June 2015; Chief Financial Officer, March 2007 – June 2015; Treasurer, November 2006 – June 2015; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Treasury and Tax, Grantham, Mayo, Van Otterloo & Co. LLC (December 2006 – present).

Carly Cushman YOB: 1984	Treasurer, Chief Accounting Officer and Chief Financial Officer	Treasurer and Chief Financial Officer since June 2015; Chief Accounting Officer since May 2014; Assistant Treasurer, September 2013 – June 2015.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (December 2009 – present); Senior Accountant, Renaissance HealthCare (February 2009 – December 2009); Auditor/Senior Auditor, Deloitte & Touche (September 2006 – February 2009).

John L. Nasrah YOB: 1977	Assistant Treasurer and Chief Tax Officer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Betty Maganzini YOB: 1972	Assistant Treasurer	Since September 2013.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (July 2010 – present); Assistant Treasurer (June 2009 – July 2010), Manager, Fund Administration and Regulatory Affairs (2006 – 2009), Hambrecht & Quist Capital Management LLC.

Mahmoodur Rahman YOB: 1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present).

Cathy Tao YOB: 1974	Assistant Treasurer	Since September 2016	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (October 2007 – present)

Brian Kadehjian YOB: 1974	Assistant Treasurer and Treasury Officer	Assistant Treasurer since February 2015; Treasury Officer since September 2013.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2002 – present).

Douglas Y. Charton YOB: 1982	Chief Legal Officer, Vice President and Clerk	Since August 2015.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (July 2015 – present); Associate, K&L Gates LLP (September 2007 – July 2015).

Megan Bunting YOB: 1978	Vice President and Assistant Clerk	Since September 2013.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2006 – present).

Kevin O’Brien YOB: 1985	Vice President and Assistant Clerk	Since March 2016.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (February 2015 – present); Associate, Dechert LLP (October 2010 – February 2015).

Gregory L. Pottle YOB: 1971	Chief Compliance Officer	Chief Compliance Officer since May 2015; Vice President and Assistant Clerk, November 2006 – November 2015.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (May 2015 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (March 2000 – May 2015).

Claire Wilkinson YOB: 1965	Anti-Money Laundering Officer	Since February 2016.	Compliance Associate, GMO UK Limited (April 2013 – present); General Counsel, MVision Private Equity Advisers Limited (November 2009 – January 2013).

*	Each officer of the Trust may also serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser. With the exception of Mr. Kittredge, each officer listed in the table above also serves as an officer of GMO Series Trust.

GMO Trust

Annual Report

February 28, 2017

Emerging Countries Fund

Emerging Domestic Opportunities Fund

Emerging Markets Fund

Taiwan Fund

For a free copy of the Funds’ proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com or on the Securities and Exchange Commission’s website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds have a policy with respect to disclosure of portfolio holdings under which they may also make a complete schedule of portfolio holdings available on GMO’s website at www.gmo.com.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in these Funds and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

An investment in the Funds is subject to risk, including the possible loss of principal amount invested. There can be no assurance that the Funds will achieve their stated investment objectives. Please see the Funds’ prospectus regarding specific principal risks for each Fund. General risks may include: market risk-equities, management and operational risk, non-U.S. investment risk, small company risk and derivatives risk.

The Funds are distributed by Funds Distributor LLC. Funds Distributor LLC is not affiliated with GMO.

GMO Emerging Countries Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Emerging Markets Equity team at Grantham, Mayo, Van Otterloo  & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO Emerging Countries Fund returned +36.00% (net) for the fiscal year ended February 28, 2017, as compared with +30.27% for the S&P/IFCI Composite Index.

Country-sector allocation contributed to the Fund’s relative returns for the fiscal year. The Fund’s overweight in Russia Financials and India Financials added to relative performance. The Fund’s overweight in Korean Consumer Discretionary and Turkey Telecommunications detracted from relative performance.

Stock selection was additive during the fiscal year. The Fund’s stock selections in Korean Information Technology and Brazil Financials helped relative performance, while the stock selections in Russia Energy and India Materials hurt relative performance.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments at the beginning or end of the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is higher than it otherwise would have been in the absence of such fair value adjustments.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

2

GMO Emerging Countries Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Emerging Countries Fund Class III Shares and the S&P/IFCI Composite Index

As of February 28, 2017

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2017. All information is unaudited.

For S&P disclaimers please visit http://www.gmo.com/America/_Disclaimers/_BenchmarkDisclaimers.htm.

3

GMO Emerging Countries Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2017 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	90.5%
Preferred Stocks	4.8
Investment Funds	3.1
Short-Term Investments	0.2
Rights/Warrants	0.0	^
Futures Contracts	(0.0	)^
Other	1.4

	100.0%

Country Summary¤	% of Investments
Taiwan	22.6%
China	21.1
South Korea	17.1
India	10.9
Russia	7.4
Turkey	6.3
United States	3.6	*
Brazil	2.9
Thailand	2.3
Mexico	1.4
Indonesia	0.7
Greece	0.7
United Kingdom	0.6	*
Philippines	0.6
South Africa	0.5
Qatar	0.2
Malaysia	0.2
United Arab Emirates	0.2
Vietnam	0.2
Egypt	0.2
Chile	0.1
Belgium	0.1	*
Czech Republic	0.1
Poland	0.0	^

	100.0%

Industry Group Summary	% of Equity Investments#
Banks	24.5%
Technology Hardware & Equipment	16.8
Telecommunication Services	14.1
Automobiles & Components	7.7
Materials	6.8
Software & Services	6.0
Semiconductors & Semiconductor Equipment	5.1
Energy	4.4
Diversified Financials	2.8
Food, Beverage & Tobacco	2.4
Insurance	2.4
Real Estate	1.3
Transportation	0.9
Consumer Services	0.8
Utilities	0.7
Food & Staples Retailing	0.7
Consumer Durables & Apparel	0.6
Capital Goods	0.5
Household & Personal Products	0.5
Health Care Equipment & Services	0.3
Media	0.3
Pharmaceuticals, Biotechnology & Life Sciences	0.3
Retailing	0.1

100.0%

&	In the table above, derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation rather than notional amounts.

¤	The table above shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap contracts and other derivative financial instruments, if any.

*	Includes companies that derive more than 50% of their revenues or profits from emerging markets.

#	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks, if any. This table excludes exposure to derivative contracts, short-term investments, mutual funds and investment funds, if any. For a summary of these exposures, if any, see the Schedule of Investments.

^	Rounds to 0.0%.

4

GMO Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2017

Shares	Description	Value ($)
	COMMON STOCKS — 90.5%

	Belgium — 0.1%
200	Anheuser-Busch InBev SA/NV Sponsored ADR	21,898

	Brazil — 1.4%
8,800	Ambev SA ADR	50,072
1,600	BR Malls Participacoes SA *	7,648
12,700	CCR SA	73,549
1,500	Equatorial Energia SA	28,622
5,100	Kroton Educacional SA	22,351
1,955	Localiza Rent a Car SA	24,180
5,000	LPS Brasil Consultoria de Imoveis SA *	8,829
2,200	Marisa Lojas SA *	4,899
2,000	Multiplus SA	22,941
525	Raia Drogasil SA	10,009
11,100	Rumo Logistica Operadora Multimodal SA *	30,475
8,900	Tim Participacoes SA	27,866
4,600	Tim Participacoes SA ADR	71,346

	Total Brazil	382,787

	Chile — 0.1%
3,500	Enel Americas SA ADR	34,125
344,016	Itau CorpBanca	2,772

	Total Chile	36,897

	China — 20.9%
627,002	Agricultural Bank of China Ltd – Class H	288,993
3,726	Alibaba Group Holding Ltd Sponsored ADR *	383,405
12,500	Anhui Conch Cement Co Ltd – Class H	43,519
700	Baidu Inc Sponsored ADR *	121,891
849,500	Bank of China Ltd – Class H	429,822
125,000	Belle International Holdings Ltd	86,063
113,000	China Cinda Asset Management Co Ltd – Class H	44,539
397,160	China Communications Services Corp Ltd – Class H	265,196
896,320	China Construction Bank Corp – Class H	737,977
16,000	China Life Insurance Co Ltd – Class H	48,751
300	China Lodging Group Ltd Sponsored ADR *	17,391
1,000	China Machinery Engineering Corp – Class H	695
97,810	China Mobile Ltd	1,078,852
3,000	China Mobile Ltd Sponsored ADR	165,780
11,200	China Overseas Property Holdings Ltd	2,018
30,000	China Telecom Corp Ltd – Class H	14,109
123,000	Country Garden Holdings Co Ltd	88,073
90,000	Geely Automobile Holdings Ltd	122,339
3,500	Hengan International Group Co Ltd	29,873
811,847	Industrial & Commercial Bank of China Ltd – Class H	531,969
1,000	New Oriental Education & Technology Group Inc Sponsored ADR *	48,410

Shares	Description	Value ($)
	China — continued
1,400	People’s Insurance Co Group of China Ltd (The) – Class H	575
108,000	PICC Property & Casualty Co Ltd – Class H	164,916
17,181	Ping An Insurance Group Co of China Ltd – Class H	91,523
8,400	Qingdao Haier Co Ltd – Class A	13,363
1,000	Shenzhou International Group Holdings Ltd	5,971
15,200	Sinopharm Group Co Ltd Class H	70,291
22,000	Sunac China Holdings Ltd	22,878
1,039	TAL Education Group ADR *	89,842
18,194	Tencent Holdings Ltd	482,814
14,000	Tong Ren Tang Technologies Co Ltd – Class H	25,668
170,000	Want Want China Holdings Ltd	109,363
15,251	WH Group Ltd 144A	11,907
38,000	Xinyi Glass Holdings Ltd	34,453
165,000	Yangzijiang Shipbuilding Holdings Ltd	108,844
12,000	Zhejiang Expressway Co Ltd – Class H	13,496

	Total China	5,795,569

	Czech Republic — 0.1%
1,186	CEZ AS	20,931

	Egypt — 0.2%
4,601	Alexandria Mineral Oils Co	27,935
23,615	Telecom Egypt Co	16,168

	Total Egypt	44,103

	Greece — 0.7%
46,588	Alpha Bank AE *	84,068
46,032	Eurobank Ergasias SA *	30,611
157,572	National Bank of Greece SA *	39,972
159,022	Piraeus Bank SA *	30,744

	Total Greece	185,395

	India — 10.9%
15,086	Asian Paints Ltd	232,017
4,547	Aurobindo Pharma Ltd	46,173
2,810	Berger Paints India Ltd	9,702
3,042	Bharat Financial Inclusion Ltd *	38,311
1,495	CCL Products India Ltd	7,693
2,077	Fortis Healthcare Ltd *	6,007
39,495	HDFC Bank Ltd (a)	851,822
8,558	Hero MotoCorp Ltd	401,324
9,803	Indian Oil Corp Ltd	56,504
452	Indraprastha Gas Ltd	7,044
2,632	IndusInd Bank Ltd	51,734
6,967	Infosys Ltd	105,559
23,400	Infosys Ltd Sponsored ADR	354,276
21	Kajaria Ceramics Ltd	185

See accompanying notes to the financial statements.	5

GMO Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Shares	Description	Value ($)
	India — continued
1,582	LIC Housing Finance Ltd	13,267
1,985	Mphasis Ltd	17,745
3,668	Muthoot Finance Ltd	19,547
9,893	Petronet LNG Ltd	60,149
4,805	Sun TV Network Ltd	51,255
3,083	Tata Consultancy Services Ltd	113,591
5,535	UltraTech Cement Ltd	311,955
11,763	Yes Bank Ltd	255,591

	Total India	3,011,451

	Indonesia — 0.7%
35,700	Bank Central Asia Tbk PT	41,288
114,000	Indosat Tbk PT *	60,680
179,400	Telekomunikasi Indonesia Persero Tbk PT	51,508
1,500	Telekomunikasi Indonesia Persero Tbk PT Sponsored ADR	42,750

	Total Indonesia	196,226

	Malaysia — 0.2%
1,260	Genting Malaysia Berhad	1,489
4,922	Hong Leong Bank Berhad	15,039
3,234	Media Prima Berhad	749
12,400	Petronas Chemicals Group Berhad	20,246
5,400	Public Bank Berhad	24,271

	Total Malaysia	61,794

	Mexico — 1.4%
38,376	Cemex SAB de CV CPO *	32,395
35,664	Cemex SAB de CV Sponsored ADR *	301,717
20,600	Wal-Mart de Mexico SAB de CV	40,090

	Total Mexico	374,202

	Philippines — 0.6%
18,302	BDO Unibank Inc	42,045
1,455	GT Capital Holdings Inc	34,975
19,100	Manila Water Co Inc	11,610
16,500	Puregold Price Club Inc	15,112
12,840	Robinsons Retail Holdings Inc	20,733
3,120	San Miguel Corp	6,675
8,600	Semirara Mining & Power Corp	24,358

	Total Philippines	155,508

	Poland — 0.0%
1,010	Powszechny Zaklad Ubezpieczen SA	8,954

	Qatar — 0.2%
9,797	Qatar Gas Transport Co Ltd Nakilat	63,349

Shares	Description	Value ($)
	Russia — 7.2%
44,716	Gazprom Neft PJSC	175,308
4,168	Lenta Ltd 144A GDR *	27,675
789	LUKOIL PJSC Sponsored ADR	41,836
282	Mail.Ru Group Ltd GDR (Registered Shares) *	6,207
2,201	MegaFon PJSC GDR (Registered Shares)	25,413
69,467	Mobile TeleSystems PJSC Sponsored ADR	713,426
36,039	Moscow Exchange MICEX-RTS PJSC	76,179
22,599	Sberbank of Russia PJSC Sponsored ADR	246,404
1,448	Sistema PJSC FC Sponsored GDR (Registered Shares)	12,912
53,452	Surgutneftegas OJSC Sponsored ADR	269,716
10,404	Tatneft PAO Sponsored ADR	364,837
429	VimpelCom Ltd Sponsored ADR	1,763
694	X5 Retail Group NV GDR (Registered) *	21,032

	Total Russia	1,982,708

	South Africa — 0.5%
1,951	Bidvest Group Ltd (The)	23,049
516	Capitec Bank Holdings Ltd	28,485
15,933	FirstRand Ltd	60,263
867	MTN Group Ltd	7,911
2,457	Truworths International Ltd	16,310

	Total South Africa	136,018

	South Korea — 13.9%
81	Amorepacific Corp	21,551
4,048	BNK Financial Group Inc	31,063
16	CJ O Shopping Co Ltd	2,742
3	DGB Financial Group Inc	28
1,015	Dongbu Insurance Co Ltd	54,801
18	GS Home Shopping Inc	3,431
6,363	Hana Financial Group Inc	198,218
920	Hankook Tire Co Ltd	48,595
313	Hyundai Marine & Fire Insurance Co Ltd	8,969
3,094	Hyundai Mobis Co Ltd	697,386
1,128	Hyundai Motor Co	148,936
66	Hyundai Wia Corp	3,902
6,707	Industrial Bank of Korea	73,215
1,025	Kangwon Land Inc	32,015
2,421	KB Financial Group Inc	99,939
325	KB Insurance Co Ltd	7,572
9,521	Kia Motors Corp	321,836
72	Korea Zinc Co Ltd	26,478
2,020	KT&G Corp	182,884
3	Kwangju Bank	28
540	LG Chem Ltd	135,018
29	LG Household & Health Care Ltd	22,506
89	Lotte Chemical Corp	28,675
436	Samsung Electronics Co Ltd	740,953
196	Samsung Electronics Co Ltd GDR	165,999

6	See accompanying notes to the financial statements.

GMO Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Shares	Description	Value ($)
	South Korea — continued
2,584	Shinhan Financial Group Co Ltd	106,308
5,690	SK Hynix Inc	234,456
414	SK Telecom Co Ltd	84,634
1,800	SK Telecom Co Ltd Sponsored ADR	40,680
27,773	Woori Bank	326,445

	Total South Korea	3,849,263

	Taiwan — 22.5%
10,000	Advanced Semiconductor Engineering Inc	12,476
4,200	Advanced Semiconductor Engineering Inc ADR	25,956
5,894	Advantech Co Ltd	50,218
59,000	Asustek Computer Inc	532,350
47,000	Catcher Technology Co Ltd	392,170
155,500	Cathay Financial Holding Co Ltd	244,080
23,000	Cheng Shin Rubber Industry Co Ltd	48,887
136,748	Chunghwa Telecom Co Ltd	453,414
700	Chunghwa Telecom Co Ltd Sponsored ADR	23,009
828,577	Compal Electronics Inc	518,729
330,480	CTBC Financial Holding Co Ltd	197,225
9,210	Delta Electronics Inc	51,238
97,463	E.Sun Financial Holding Co Ltd	59,165
39,914	Far EasTone Telecommunications Co Ltd	96,007
42,845	First Financial Holding Co Ltd	25,292
19,000	Formosa Chemicals & Fibre Corp	60,077
8,000	Formosa Petrochemical Corp	27,830
35,000	Formosa Plastics Corp	105,421
31,762	Foxconn Technology Co Ltd	94,819
242,811	Fubon Financial Holding Co Ltd	393,481
268,975	Hon Hai Precision Industry Co Ltd	782,708
92,366	Lite-On Technology Corp	154,687
28,176	MediaTek Inc	205,329
99,000	Mega Financial Holding Co Ltd	77,056
22,000	Nan Ya Plastics Corp	53,392
34,000	Pegatron Corp	89,527
37,000	Pou Chen Corp	50,213
466	President Chain Store Corp	3,420
830,200	ProMOS Technologies Inc * (b) (c)	—
104,715	Quanta Computer Inc	216,770
260,437	Taishin Financial Holding Co Ltd	103,001
26,401	Taiwan Mobile Co Ltd	92,705
60,000	Taiwan Semiconductor Manufacturing Co Ltd	367,592
16,000	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	503,520
49,000	Uni-President Enterprises Corp	87,019
1,000	Wowprime Corp	4,643
22,577	Yuanta Financial Holding Co Ltd	9,551

	Total Taiwan	6,212,977

	Thailand — 1.7%
11,900	Advanced Info Service Pcl NVDR	56,874

Shares	Description	Value ($)
	Thailand — continued
6,000	Airports of Thailand Pcl (Foreign Registered)	6,661
119,860	Chularat Hospital Pcl (Foreign Registered)	8,783
21,100	CP ALL Pcl (Foreign Registered)	36,243
28,100	Intouch Holdings Pcl (Foreign Registered)	42,610
111,700	Jasmine International Pcl NVDR	28,161
2,300	Kasikornbank Pcl (Foreign Registered) (a)	12,455
46,200	PTT Global Chemical Pcl (Foreign Registered)	94,213
117,433	Quality Houses Pcl (Foreign Registered)	8,807
312,533	Sansiri Pcl (Foreign Registered)	17,365
9,500	Siam Cement Pcl (The) (Foreign Registered)	140,302
12,000	Tisco Financial Group Pcl (Foreign Registered)	23,520

	Total Thailand	475,994

	Turkey — 6.2%
33,359	Akbank TAS	79,478
576	Arcelik AS	3,300
214,348	Emlak Konut Gayrimenkul Yatirim Ortakligi AS REIT	183,905
98,526	Eregli Demir ve Celik Fabrikalari TAS	160,417
20,443	Haci Omer Sabanci Holding AS	56,405
2,353	Koza Altin Isletmeleri AS *	12,151
55,780	Turk Hava Yollari AO *	83,489
34,892	Turk Telekomunikasyon AS	55,104
52,133	Turkcell Iletisim Hizmetleri AS *	170,140
2,300	Turkcell Iletisim Hizmetleri AS ADR *	18,975
190,784	Turkiye Garanti Bankasi AS	450,363
58,131	Turkiye Halk Bankasi AS	179,590
58,704	Turkiye Is Bankasi – Class C	101,888
69,402	Turkiye Vakiflar Bankasi TAO – Class D	100,766
60,291	Yapi ve Kredi Bankasi AS *	63,577

	Total Turkey	1,719,548

	United Arab Emirates — 0.2%
5,163	Abu Dhabi Commercial Bank PJSC	9,954
3,186	Emaar Properties PJSC	6,457
11,965	First Gulf Bank PJSC	44,461

	Total United Arab Emirates	60,872

	United Kingdom — 0.6%
1,728	British American Tobacco Plc	109,149
1,348	Unilever Plc	63,951

	Total United Kingdom	173,100

	Vietnam — 0.2%
9,660	Vietnam Dairy Products JSC	55,669

	TOTAL COMMON STOCKS (COST $23,834,337)	25,025,213

See accompanying notes to the financial statements.	7

GMO Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Shares	Description	Value ($)
	PREFERRED STOCKS — 4.8%

	Brazil — 1.5%
800	Banco Bradesco SA	8,555
25,745	Cia Energetica de Minas Gerais Sponsored ADR	84,958
2,860	Itau Unibanco Holding SA	36,625
6,060	Itau Unibanco Holding SA Sponsored ADR	77,507
64,811	Itausa-Investimentos Itau SA	208,384

	Total Brazil	416,029

	Russia — 0.2%
22	Sberbank of Russia PJSC	45
62,100	Surgutneftegas OJSC	33,858
8	Transneft PJSC	25,346

	Total Russia	59,249

	South Korea — 3.1%
2,345	Hyundai Motor Co 2nd Preference	211,336
482	Samsung Electronics Co Ltd	637,971
7	Samsung Electronics Co Ltd GDR (Registered Shares)	4,629

	Total South Korea	853,936

	TOTAL PREFERRED STOCKS (COST $1,033,852)	1,329,214

	INVESTMENT FUNDS — 3.1%

	Thailand — 0.5%
201,000	BTS Rail Mass Transit Growth Infrastructure Fund	65,645
208,400	Digital Telecommunications Infrastructure Fund (Foreign Registered)	84,721

	Total Thailand	150,366

	United States — 2.6%
18,899	iShares MSCI Emerging Markets ETF	717,973

	TOTAL INVESTMENT FUNDS (COST $849,790)	868,339

Shares Par Value†		Description	Value ($)
		RIGHTS/WARRANTS — 0.0%

		Brazil — 0.0%
	1,062	Itausa – Investimentos Itau SA Rights, Expires 03/31/17 *	1,345

		Thailand — 0.0%
	78,133	Sansiri PCL Warrants, Expires 11/24/17 *	201

		TOTAL RIGHTS/WARRANTS (COST $0)	1,546

		SHORT-TERM INVESTMENTS — 0.2%

		Time Deposits — 0.2%
SGD	145	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/01/17	104
	7,250	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.36%, due 03/01/17	7,250
	55,602	Sumitomo (Tokyo) Time Deposit, 0.36%, due 03/01/17	55,602

		Total Time Deposits	62,956

		TOTAL SHORT-TERM INVESTMENTS (COST $62,956)	62,956

		TOTAL INVESTMENTS — 98.6% (Cost $25,780,935)	27,287,268
		Other Assets and Liabilities (net) — 1.4%	375,772

		TOTAL NET ASSETS — 100.0%	$27,663,040

A summary of outstanding financial instruments at February 28, 2017 is as follows:

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
6	Mini MSCI Emerging Markets	March 2017	$279,240	$(696)

+	Buys - Fund is long the futures contract. Sales - Fund is short the futures contract.

As of February 28, 2017, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

†	Denominated in U.S. Dollar, unless otherwise indicated.

*	Non-income producing security.

(a)	Security valued at the local price and adjusted by applying a premium or discount since holding exceeds foreign ownership limits.
(b)	Investment valued at fair value using methods determined in good faith by the Trustees of GMO Trust or persons acting at their direction pursuant to procedures approved by the Trustees (Note 2).

(c)	Bankrupt issuer.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 35.

8	See accompanying notes to the financial statements.

This page has been left blank intentionally.

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Emerging Markets Equity team at Grantham, Mayo, Van Otterloo & Co. LLC and GMO Singapore Pte. Limited.

Management Discussion and Analysis of Fund Performance

Although GMO does not manage the Fund to, or control the Fund’s risk relative to, any index or benchmark, a discussion of the Fund’s performance relative to the MSCI Emerging Markets Index is included for comparative purposes. Please note that, in GMO’s view, only approximately half of the stocks in the MSCI Emerging Markets Index are stocks that GMO considers to be suitable investments for the Fund.

Class III shares of GMO Emerging Domestic Opportunities Fund returned +20.73% (net) for the fiscal year ended February 28, 2017, as compared with +29.46% for the MSCI Emerging Markets Index.

Country-sector allocation detracted from the Fund’s relative returns for the fiscal year. The Fund’s holdings in Philippines Consumer Staples and Thailand Telecommunications hurt relative performance.

Stock selection overall had a marginally positive impact on relative returns for the fiscal year. In particular, the Fund’s stock selections in India Financials and India Energy added to relative performance.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments at the beginning or end of the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is higher than it otherwise would have been in the absence of such fair value adjustments.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

10

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Emerging Domestic Opportunities Class II Shares and the MSCI Emerging Markets Index

As of February 28, 2017

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .80% on the purchase and .80% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for classes may vary due to different fees.

*	For the period from March 1, 2011 to March 24, 2011, no Class II shares were outstanding. Performance for that period is that of Class V, which has lower expenses. Therefore, the performance shown is higher than it would have been if Class II expenses had been applied throughout.

**	For the period from October 27, 2011 to November 29, 2013, no Class V shares were outstanding. Performance for that period is that of Class II, which has higher expenses. Therefore, the performance shown is lower than it would have been if Class V expenses had been applied throughout.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

11

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2017 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	70.7%
Investment Funds	19.5
Mutual Funds	3.3
Preferred Stocks	2.5
Fully Funded Total Return Swaps	2.3
Short-Term Investments	0.9
Rights/Warrants	0.5
Futures Contracts	0.3
Swap Contracts	0.0 ^
Forward Currency Contracts	0.0 ^

100.0%

Country Summary¤	% of Investments
China	20.8%
United States	17.0
India	13.0
Philippines	9.3
Taiwan	9.2
Thailand	6.6
Brazil	6.5
United Kingdom	5.0 *
Russia	4.0
Indonesia	1.6
United Arab Emirates	1.6
South Africa	1.5
Vietnam	1.4
South Korea	1.4
Qatar	1.4
Mexico	1.3
Turkey	0.4
Belgium	0.4 *
Malaysia	0.3
Singapore	(2.7)

100.0%

Industry Group Summary	% of Equity Investments#
Banks	24.7%
Food, Beverage & Tobacco	11.3
Energy	7.5
Diversified Financials	6.7
Software & Services	6.0
Insurance	5.0
Food & Staples Retailing	4.8
Consumer Services	4.3
Materials	4.1
Telecommunication Services	4.0
Capital Goods	3.9
Real Estate	3.7
Household & Personal Products	3.6
Transportation	2.5
Media	2.0
Consumer Durables & Apparel	1.8
Utilities	1.2
Health Care Equipment & Services	1.2
Pharmaceuticals, Biotechnology & Life Sciences	0.9
Automobiles & Components	0.5
Retailing	0.3

100.0%

&	In the table above, derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation rather than notional amounts.

¤	The table above shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap contracts and other derivative financial instruments, if any.

*	Includes companies that derive more than 50% of their revenues or profits from emerging markets.

#	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks, if any. This table excludes exposure to derivative contracts, short-term investments, mutual funds and investment funds, if any. For a summary of these exposures, if any, see the Schedule of Investments.

^	Rounds to 0.0%.

12

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2017

Shares	Description	Value ($)
	COMMON STOCKS — 70.7%

	Belgium — 0.4%
75,000	Anheuser-Busch InBev SA/NV Sponsored ADR	8,211,751

	Brazil — 2.7%
1,215,200	BR Malls Participacoes SA *	5,808,686
1,108,900	BTG Pactual Group	6,688,743
639,800	Light SA	4,578,694
5,332,821	LPS Brasil Consultoria de Imoveis SA *	9,416,806
2,036,000	Marisa Lojas SA *	4,533,544
67,200	Ouro Fino Saude Animal Participacoes SA	560,330
427,800	Raia Drogasil SA	8,155,680
5,651,400	Rumo Logistica Operadora Multimodal SA *	15,515,816

	Total Brazil	55,258,299

	China — 17.1%
462,300	Alibaba Group Holding Ltd Sponsored ADR *	47,570,670
1,832,000	Anhui Conch Cement Co Ltd – Class H	6,378,137
6,617,000	China Life Insurance Co Ltd – Class H	20,161,560
244,342	China Lodging Group Ltd Sponsored ADR *	14,164,506
1,168,043	China Mobile Ltd	12,883,613
524,650	Hangzhou Robam Appliances Co Ltd – Class A	3,236,118
77,736,000	Industrial & Commercial Bank of China Ltd – Class H	50,937,153
472,139	Kweichow Moutai Co Ltd – Class A	24,403,525
1,711,803	Midea Group Co Ltd – Class A	7,956,357
8,503,500	Ping An Insurance Group Co of China Ltd – Class H	45,297,837
4,765,000	Qingdao Haier Co Ltd – Class A	7,580,470
522,431	TAL Education Group ADR *	45,174,609
1,372,700	Tencent Holdings Ltd	36,427,293
7,183,440	Tong Ren Tang Technologies Co Ltd – Class H	13,170,584
14,302,500	WH Group Ltd	11,166,428

	Total China	346,508,860

	India — 13.9%
678,823	Amara Raja Batteries Ltd	8,715,710
978,524	Asian Paints Ltd	15,049,310
2,502,156	Berger Paints India Ltd	8,639,210
1,255,833	Bharat Financial Inclusion Ltd *	15,815,915
862,935	CCL Products India Ltd	4,440,493
1,178,365	CMI Ltd * (a)	3,202,269
1,849,092	Fortis Healthcare Ltd *	5,347,521
2,103,160	Gateway Distriparks Ltd	7,742,174

Shares	Description	Value ($)
	India — continued
10,683,040	Gayatri Projects Ltd (a)	22,225,368
711,359	HDFC Bank Ltd (b)	15,342,477
4,605,167	Indian Oil Corp Ltd	26,543,914
634,418	Indraprastha Gas Ltd	9,886,883
1,196,613	IndusInd Bank Ltd	23,520,405
1,102,560	LIC Housing Finance Ltd	9,246,258
3,432,919	Muthoot Finance Ltd	18,294,112
1,161,699	Narayana Hrudayalaya Ltd *	5,687,052
4,633,032	Petronet LNG Ltd	28,168,554
1,607,271	Sangam India Ltd	6,502,100
1,993,257	Sun TV Network Ltd	21,262,306
288,971	Supreme Industries Ltd	4,377,640
2,670,564	Techno Electric & Engineering Co Ltd	15,010,787
1,315,960	Vakrangee Ltd	6,249,906

	Total India	281,270,364

	Indonesia — 1.7%
15,003,900	Bank Central Asia Tbk PT	17,352,520
57,133,700	Malindo Feedmill Tbk PT *	5,306,442
44,263,800	Telekomunikasi Indonesia Persero Tbk PT	12,708,594

	Total Indonesia	35,367,556

	Malaysia — 0.3%
4,386,600	Genting Malaysia Berhad	5,185,520
1,896,116	Media Prima Berhad	439,199

	Total Malaysia	5,624,719

	Mexico — 1.4%
32,370,404	Cemex SAB de CV CPO *	27,325,090

	Philippines — 5.9%
7,947,222	BDO Unibank Inc	18,257,189
4,887,370	Cebu Air Inc	8,951,896
21,104,800	Century Pacific Food Inc	6,851,127
7,304,434	Concepcion Industrial Corp	8,582,707
537,299	GT Capital Holdings Inc	12,915,521
3,105,480	Philippine Seven Corp	8,537,829
12,478,300	Puregold Price Club Inc	11,428,860
10,546,070	Robinsons Retail Holdings Inc	17,029,151
9,300,802	Semirara Mining & Power Corp	26,342,300

	Total Philippines	118,896,580

	Qatar — 1.5%
4,767,973	Qatar Gas Transport Co Ltd Nakilat	30,830,345

	Russia — 4.2%
1,644,906	LSR Group PJSC GDR (Registered)	5,918,237
820,000	Mobile TeleSystems PJSC Sponsored ADR	8,421,400
4,629,480	Sberbank of Russia PJSC Sponsored ADR	50,476,595

See accompanying notes to the financial statements.	13

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Shares	Description	Value ($)
	Russia — continued
781,639	Sollers PJSC *	7,845,837
412,901	X5 Retail Group NV GDR (Registered) *	12,513,383

	Total Russia	85,175,452

	South Africa — 1.5%
441,483	Capitec Bank Holdings Ltd	24,371,277
745,697	MTN Group Ltd	6,803,843

	Total South Africa	31,175,120

	South Korea — 1.5%
183,077	KT&G Corp	16,575,215
347,198	Shinhan Financial Group Co Ltd	14,284,090

	Total South Korea	30,859,305

	Taiwan — 4.6%
5,746,000	Cathay Financial Holding Co Ltd	9,019,204
64,302,267	E.Sun Financial Holding Co Ltd	39,034,479
28,256,946	Fubon Financial Holding Co Ltd	45,791,058

	Total Taiwan	93,844,741

	Thailand — 5.1%
5,308,000	Airports of Thailand Pcl (Foreign Registered)	5,892,624
88,550,540	Chularat Hospital Pcl (Foreign Registered)	6,488,991
7,832,800	CP ALL Pcl (Foreign Registered)	13,454,132
7,582,900	CPN Retail Growth Leasehold Property Fund	4,212,609
12,541,128	Hemraj Leasehold REIT (Foreign Registered) *	3,592,880
9,872,700	Intouch Holdings Pcl (Foreign Registered)	14,970,456
14,179,675	LPN Development Pcl (Foreign Registered)	4,708,147
8,188,800	Major Cineplex Group Pcl (Foreign Registered)	7,968,743
126,138,100	Quality Houses Pcl (Foreign Registered)	9,460,233
5,381,700	Taokaenoi Food & Marketing Pcl (Foreign Registered)	4,317,016
9,667,100	Tisco Financial Group Pcl (Foreign Registered)	18,947,537
3,413,900	Total Access Communication Pcl (Foreign Registered)	4,255,258
20,730,409	WHA Premium Growth Freehold & Leasehold Real Estate Investment Trust (Foreign Registered)	5,820,229

	Total Thailand	104,088,855

	Turkey — 0.4%
3,538,546	Turkiye Garanti Bankasi AS	8,353,061

Shares	Description	Value ($)
	United Arab Emirates — 1.7%
4,790,051	Abu Dhabi Commercial Bank PJSC	9,234,828
2,956,915	Emaar Properties PJSC	5,992,211
5,214,410	First Gulf Bank PJSC	19,376,510

	Total United Arab Emirates	34,603,549

	United Kingdom — 5.3%
870,975	British American Tobacco Plc	55,014,740
1,123,459	Unilever Plc	53,298,632

	Total United Kingdom	108,313,372

	Vietnam — 1.5%
3,095,955	Bank for Foreign Trade of Vietnam JSC	5,090,381
590,927	Phu Nhuan Jewelry JSC	1,945,277
4,159,711	Vietnam Dairy Products JSC	23,971,905
8	Vingroup JSC *	16

	Total Vietnam	31,007,579

	TOTAL COMMON STOCKS (COST $1,325,846,021)	1,436,714,598

	PREFERRED STOCKS — 2.5%

	Brazil — 2.5%
780,000	Banco Bradesco SA	8,340,730
1,020,500	Eletropaulo Metropolitana Eletricidade de Sao Paulo SA	4,100,133
2,921,600	Itau Unibanco Holding SA	37,413,434

	Total Brazil	49,854,297

	TOTAL PREFERRED STOCKS (COST $36,625,942)	49,854,297

	INVESTMENT FUNDS — 19.5%

	Brazil — 1.8%
955,600	iShares MSCI Brazil Capped ETF	36,054,788

	China — 2.3%
1,233,300	iShares China Large-Cap ETF	47,112,060

	Taiwan — 5.1%
3,211,400	iShares MSCI Taiwan Capped ETF	104,017,246

	Thailand — 3.9%
56,672,100	Jasmine Broadband Internet Infrastructure Fund	18,652,110
51,564,800	TICON Industrial Growth Leasehold Property Fund (a)	16,408,121
108,857,492	Digital Telecommunication Infrastructure Fund	44,253,977

	Total Thailand	79,314,208

14	See accompanying notes to the financial statements.

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Shares	Description	Value ($)
	United States — 6.4%
3,409,431	iShares MSCI Emerging Markets ETF	129,524,284

	TOTAL INVESTMENT FUNDS (COST $368,382,251)	396,022,586

	RIGHTS/WARRANTS — 0.5%

	China — 0.5%
767,900	Jiangsu Yanghe Brewery Joint Stock Co Ltd Warrants, Expires 05/14/18 *	9,059,896

	TOTAL RIGHTS/WARRANTS (COST $7,979,009)	9,059,896

	MUTUAL FUNDS — 3.3%

	United States — 3.3%
	Affiliated Issuers — 3.3%
2,670,905	GMO U.S. Treasury Fund	66,772,614

	TOTAL MUTUAL FUNDS (COST $66,772,614)	66,772,614

	FULLY FUNDED TOTAL RETURN SWAPS — 2.3%

	China — 2.3%
8,414,783	Total Return on Hangzhou Robam Appliances, Expires 7/14/2017, (OTC) (CP-GS)	8,570,219
3,708,807	Total Return on Jiangsu Yanghe Brewery, Expires 7/12/2017, (OTC) (CP-GS)	3,750,655
12,170,791	Total Return on Wuliangye Yibin Co Ltd, Expires 4/5/2017, (OTC) (CP-GS)	16,179,907
1,847,880	Total Return on Zhejiang Supor Cookware Co, Expires 10/19/2017, (OTC) (CP-GS)	1,766,083
498,763	Total Return on Zhejiang Supor Cookware Co, Expires 10/19/2017, (OTC) (CP-GS)	482,209
358,754	Total Return on Zhejiang Supor Cookware Co, Expires 11/14/2017, (OTC) (CP-GS)	380,320
1,299,140	Total Return on Zhejiang Supor Cookware Co, Expires 11/14/2017, (OTC) (CP-GS)	1,354,027
346,799	Total Return on Zhejiang Supor Cookware Co, Expires 11/14/2017, (OTC) (CP-GS)	353,860
1,534,862	Total Return on Zhejiang Supor Cookware Co, Expires 11/27/2017, (OTC) (CP-GS)	1,594,918
770,474	Total Return on Zhejiang Supor Cookware Co, Expires 11/27/2017, (OTC) (CP-GS)	793,114

Shares / Par Value†		Description	Value ($)
		China — continued
	1,610,563	Total Return on Zhejiang Supor Cookware Co, Expires 11/27/2017, (OTC) (CP-GS)	1,616,196
	10,878,519	Total Return on Zhejiang Supor Cookware Co, Expires 7/19/2017, (OTC) (CP-GS)	10,008,891

		Total China	46,850,399

		TOTAL FULLY FUNDED TOTAL RETURN SWAPS (COST $43,440,133)	46,850,399

		SHORT-TERM INVESTMENTS — 0.9%

		Time Deposits — 0.3%
ZAR	27,260,670	Brown Brothers Harriman (Grand Cayman) Time Deposit, 5.70%, due 03/01/17	2,078,191
	795,504	Standard Chartered Bank (London) Time Deposit, 0.36%, due 03/01/17	795,504
	4,095,162	Sumitomo (Tokyo) Time Deposit, 0.36%, due 03/01/17	4,095,162

		Total Time Deposits	6,968,857

		U.S. Government — 0.6%
	1,500,000	U.S. Treasury Bill, 0.48%, due 04/13/17 (c) (d)	1,499,138
	5,000,000	U.S. Treasury Bill, 0.53%, due 06/08/17 (c) (d)	4,992,685
	5,500,000	U.S. Treasury Bill, 0.58%, due 07/06/17 (c) (d)	5,488,752

		Total U.S. Government	11,980,575

		TOTAL SHORT-TERM INVESTMENTS (COST $18,947,837)	18,949,432

		TOTAL INVESTMENTS — 99.7% (Cost $1,867,993,807)	2,024,223,822
		Other Assets and Liabilities (net) — 0.3%	6,893,267

		TOTAL NET ASSETS — 100.0%	$2,031,117,089

See accompanying notes to the financial statements.	15

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2017

A summary of outstanding financial instruments at February 28, 2017 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
06/30/2017	BCLY	GBP	68,332,500	USD	90,520,969	$5,470,634
04/12/2017	MSCI	PHP	2,071,369,000	USD	41,769,893	729,117
06/13/2017	MSCI	PHP	1,979,635,372	USD	39,014,897	29,069
06/30/2017	BCLY	USD	90,790,236	GBP	68,332,500	(5,739,901)

						$488,919

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
3,655	Mini MSCI Emerging Markets	March 2017	$170,103,700	$5,192,414

Sales
7,316	SET 50	March 2017	$40,993,555	$195,933
3,233	SGX CNX Nifty Index 50	March 2017	57,544,292	179,621

			$98,537,847	$375,554

+	Buys - Fund is long the futures contract.
Sales - Fund is short the futures contract.

Swap Contracts

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund Receives	Net Unrealized Appreciation/ (Depreciation)
10,285,641	USD	11/3/2017	JPM	Total return on MSCI Daily TR Net Emerging Markets Philippines USD	1 Month LIBOR minus 1.0%	$105,974
10,382,130	USD	11/21/2017	GS	Total return on MSCI Daily TR Net Emerging Markets Philippines USD	3 Month LIBOR minus 0.5%	93,045
9,391,109	USD	11/21/2017	GS	Total return on MSCI Daily TR Net Emerging Markets Philippines USD	3 Month LIBOR minus 0.5%	84,164
10,245,275	USD	12/11/2017	GS	Total return on MSCI Daily TR Net Emerging Markets Philippines USD	3 Month LIBOR minus 0.5%	91,819
10,264,151	USD	12/11/2017	GS	Total return on MSCI Daily TR Net Emerging Markets Philippines USD	3 Month LIBOR minus 0.8%	91,561
13,072,046	USD	12/19/2017	UBSA	Total return on MSCI Daily TR Net Emerging Markets Philippines USD	1 Month LIBOR minus 1.3%	114,922
18,130,974	USD	12/19/2017	UBSA	Total return on MSCI Daily TR Net Emerging Markets Philippines USD	1 Month LIBOR minus 1.3%	159,397

						$740,882

				Premiums Paid (Received)		$—

As of February 28, 2017, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

16	See accompanying notes to the financial statements.

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2017

Notes to Schedule of Investments:

†	Denominated in U.S. Dollar, unless otherwise indicated.

*	Non-income producing security.

(a)	Affiliated company (Note 10).

(b)	Security valued at the local price and adjusted by applying a premium or discount since holding exceeds foreign ownership limits.

(c)	The rate shown represents yield-to-maturity.

(d)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any (Note 4).

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 35.

See accompanying notes to the financial statements.	17

GMO Emerging Markets Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Emerging Markets Equity team at Grantham, Mayo, Van Otterloo  & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO Emerging Markets Fund returned +34.67% (net) for the fiscal year ended February 28, 2017, as compared with +30.27% for the S&P/IFCI Composite Index.

Country-sector allocation contributed to the Fund’s relative returns for the fiscal year. The Fund’s overweight in Brazil Utilities and Russia Financials added to relative performance. The Fund’s overweight in Korean Consumer Discretionary and Turkey Telecommunications detracted from relative performance.

Stock selection was additive during the fiscal year. The Fund’s stock selections in India Financials and Brazil Financials helped relative performance, while the stock selections in Russia Energy and India Materials hurt relative performance.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments at the beginning or end of the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is higher than it otherwise would have been in the absence of such fair value adjustments.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

18

GMO Emerging Markets Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $50,000,000 Investment in

GMO Emerging Markets Fund Class III Shares and the S&P/IFCI Composite Index

As of February 28, 2017

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .80% on the purchase and .80% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for classes may vary due to different fees.

*	For the period from January 9, 1998 to August 12, 2009, no Class II shares were outstanding. Performance for that period is that of Class III shares, which have been adjusted downward to reflect Class II’s higher gross expenses (Class II’s expenses during these periods were calculated by adjusting Class III’s gross expenses during such periods upward by the current differential between the gross shareholder service fees for Class II and Class III shares).

For S&P disclaimers please visit http://www.gmo.com/America/_Disclaimers/_BenchmarkDisclaimers.htm.

19

GMO Emerging Markets Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2017 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	93.6%
Preferred Stocks	4.1
Mutual Funds	1.8
Investment Funds	0.7
Short-Term Investments	0.3
Swap Contracts	0.0	^
Fully Funded Total Return Swaps	0.0	^
Rights/Warrants	0.0	^
Futures Contracts	0.0	^
Other	(0.5)

	100.0%

Country Summary¤	% of Investments
Taiwan	24.8%
China	20.3
South Korea	16.1
India	12.2
Russia	6.3
Turkey	4.9
Brazil	3.1
United States	2.5
Thailand	2.5
Mexico	1.1
South Africa	0.9
Greece	0.8
Philippines	0.8
Indonesia	0.7
United Arab Emirates	0.7
United Kingdom	0.6
Chile	0.5
Qatar	0.3
Vietnam	0.2
Poland	0.2
Malaysia	0.2
Egypt	0.2
Czech Republic	0.1
Belgium	0.0	^*
Sri Lanka	0.0	^

	100.0%

Industry Group Summary	% of Equity Investments#
Banks	22.7%
Technology Hardware & Equipment	16.4
Telecommunication Services	11.3
Automobiles & Components	7.0
Materials	6.0
Capital Goods	4.4
Software & Services	4.0
Semiconductors & Semiconductor Equipment	4.0
Energy	3.3
Real Estate	3.1
Diversified Financials	3.0
Utilities	2.6
Consumer Durables & Apparel	2.6
Insurance	2.5
Food, Beverage & Tobacco	2.3
Consumer Services	1.0
Retailing	0.9
Transportation	0.7
Food & Staples Retailing	0.6
Media	0.4
Household & Personal Products	0.4
Pharmaceuticals, Biotechnology & Life Sciences	0.4
Health Care Equipment & Services	0.4
Commercial & Professional Services	0.0 ^

100.0%

&	In the table above, derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation rather than notional amounts.

¤	The table above shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap contracts and other derivative financial instruments, if any.

#	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks, if any. This table excludes exposure to derivative contracts, short-term investments, mutual funds and investment funds, if any. For a summary of these exposures, if any, see the Schedule of Investments.

*	Includes companies that derive more than 50% of their revenues or profits from emerging markets.

^	Rounds to 0.0%.

20

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2017

Shares	Description	Value ($)
	COMMON STOCKS — 93.6%

	Belgium — 0.0%
17,600	Anheuser-Busch InBev SA Sponsored ADR	1,927,024

	Brazil — 2.4%
4,090,073	AES Tiete Energia SA	21,096,159
103,600	Banco Bradesco SA	1,081,271
359,600	BR Malls Participacoes SA *	1,718,897
1,741,176	BTG Pactual Group	10,502,550
1,396,500	Cia Hering	7,799,640
1,615,023	EDP-Energias do Brasil SA	7,105,319
1,881,500	Engie Brasil Energia SA	22,297,118
384,600	Equatorial Energia SA	7,338,663
523,671	Grendene SA	3,361,559
206,100	Light SA	1,474,944
1,197,700	LPS Brasil Consultoria de Imoveis SA *	2,114,923
386,300	Marisa Lojas SA *	860,171
743,300	Multiplus SA	8,526,150
15,000	Ouro Fino Saude Animal Participacoes SA	125,074
99,600	Raia Drogasil SA	1,898,798
1,810,400	Rumo Logistica Operadora Multimodal SA *	4,970,420
2,048,651	Transmissora Alianca de Energia Eletrica SA	14,481,277
910,000	Via Varejo SA	3,442,363

	Total Brazil	120,195,296

	Chile — 0.5%
24,922,544	Enel Americas SA	4,849,416
1,201,100	Enel Americas SA ADR	11,710,725
15,711,140	Enel Chile SA	1,616,641
1,434,047	Inversiones Aguas Metropolitanas SA	2,139,122
167,554	Inversiones La Construccion SA	2,216,550
991,966	SONDA SA	1,617,164
1,048,936	Vina Concha y Toro SA	1,774,225

	Total Chile	25,923,843

	China — 20.4%
195,000	AAC Technologies Holdings Inc	2,051,400
134,060,290	Agricultural Bank of China Ltd – Class H	61,790,018
3,034,705	Aier Eye Hospital Group Co Ltd – Class A	14,025,688
299,255	Alibaba Group Holding Ltd Sponsored ADR *	30,793,339
608,500	Anhui Conch Cement Co Ltd – Class H	2,118,502
57,400	Baidu Inc Sponsored ADR *	9,995,062
152,909,682	Bank of China Ltd – Class H	77,367,721
29,414,000	Belle International Holdings Ltd	20,251,571
452,300	Changyou.com Ltd ADR *	12,492,526
56,136,200	China Communications Services Corp Ltd – Class H	37,483,903
156,117,106	China Construction Bank Corp – Class H	128,537,637
1,397,734	China International Travel Service Corp Ltd – Class A	10,000,130

Shares	Description	Value ($)
	China — continued
4,863,000	China Lesso Group Holdings Ltd	3,647,953
2,192,000	China Life Insurance Co Ltd – Class H	6,678,878
79,600	China Lodging Group Ltd Sponsored ADR *	4,614,412
22,571,000	China Machinery Engineering Corp – Class H	15,699,061
13,894,962	China Mobile Ltd	153,262,600
636,200	China Mobile Ltd Sponsored ADR	35,156,412
99,000	Chlitina Holding Ltd	526,294
1,180,864	CKH Food & Health Ltd *	1,795,563
1,745,600	Dongfang Electric Corp Ltd – Class H	1,824,711
8,983,000	FIH Mobile Ltd	3,480,233
458,000	Haier Electronics Group Co Ltd	842,477
586,000	Haitian International Holdings Ltd	1,232,948
114,200	Hangzhou Robam Appliances Co Ltd – Class A	704,402
950,490	Hangzhou Robam Appliances Co Ltd – Class A	5,850,685
14,416,000	Harbin Electric Co Ltd – Class H	7,094,574
209,000	Hengan International Group Co Ltd	1,783,859
10,248,000	Hua Han Health Industry Holdings Ltd *	686,465
15,038,000	Huabao International Holdings Ltd *	8,078,571
140,386,391	Industrial & Commercial Bank of China Ltd – Class H	91,989,336
972,000	Jiangsu Expressway Co Ltd – Class H	1,282,235
226,800	Jiangsu Yanghe Brewery Joint-Stock Co Ltd – Class A	2,674,282
33,049	Jiangsu Yanghe Brewery Joint-Stock Co Ltd – Class A	390,497
179,603	Kweichow Moutai Co Ltd – Class A	9,264,046
92,931	Kweichow Moutai Co Ltd – Class A	4,803,340
1,534,955	Midea Group Co Ltd – Class A	7,115,166
402,400	Midea Group Co Ltd – Class A	1,870,331
23,460,000	PICC Property & Casualty Co Ltd – Class H	35,823,322
2,780,061	Ping An Insurance Group Co of China Ltd – Class H	14,809,285
1,728,942	Qingdao Haier Co Ltd – Class A	2,750,513
2,927,665	SAIC Motor Corp Ltd – Class A	10,982,003
686,000	Shenzhen Expressway Co Ltd – Class H	633,569
669,500	Shenzhen International Holdings Ltd	959,909
14,040,500	Sinopec Engineering Group Co Ltd – Class H	12,763,610
61,000	Sohu.com Inc *	2,429,630
171,006	TAL Education Group ADR *	14,786,889
2,431,565	Tencent Holdings Ltd	64,526,358
1,881,880	Tong Ren Tang Technologies Co Ltd – Class H	3,450,361
171,000	TravelSky Technology Ltd – Class H	372,894
33,949,000	Want Want China Holdings Ltd	21,839,805
4,615,268	WH Group Ltd	3,603,290
672,729	Wuliangye Yibin Co Ltd – Class A	3,878,376
2,826,000	Xinyi Glass Holdings Ltd	2,562,214
6,065,500	Xtep International Holdings Ltd	2,764,164
43,674,080	Yangzijiang Shipbuilding Holdings Ltd	28,809,965
8,260,000	Zhejiang Expressway Co Ltd – Class H	9,289,770
1,224,573	Zhejiang Supor Cookware Co Ltd – Class A	6,633,445

	Total China	1,022,926,200

See accompanying notes to the financial statements.	21

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Shares	Description	Value ($)
	Czech Republic — 0.2%
1,055,964	Moneta Money Bank AS *	3,530,371
8,158	Philip Morris CR AS	4,254,636

	Total Czech Republic	7,785,007

	Egypt — 0.2%
11,625,874	Telecom Egypt Co	7,959,744

	Greece — 0.8%
10,466,666	Alpha Bank AE *	18,887,036
10,341,896	Eurobank Ergasias SA *	6,877,275
35,399,812	National Bank of Greece SA *	8,980,101
35,717,726	Piraeus Bank SA *	6,905,456

	Total Greece	41,649,868

	India — 12.1%
222,078	Amara Raja Batteries Ltd	2,851,358
2,912,970	Asian Paints Ltd	44,800,320
1,422,392	Aurobindo Pharma Ltd	14,443,910
832,372	Berger Paints India Ltd	2,873,936
390,443	Bharat Financial Inclusion Ltd *	4,917,225
177,449	CCL Products India Ltd	913,118
293,346	CMI Ltd *	797,183
629,862	Fortis Healthcare Ltd *	1,821,543
475,623	Gateway Distriparks Ltd	1,750,868
16,900,000	Gayatri Projects Ltd (a)	35,159,348
7,988,747	HDFC Bank Ltd (b)	172,300,018
35,300	HDFC Bank Ltd ADR	2,530,657
1,855,762	Hero MotoCorp Ltd	87,025,131
3,509,023	IFCI Ltd *	1,533,179
1,424,808	Indian Oil Corp Ltd	8,212,510
210,960	Indraprastha Gas Ltd	3,287,638
391,011	IndusInd Bank Ltd	7,685,640
843,332	Infosys Ltd	12,777,525
1,743,200	Infosys Ltd Sponsored ADR	26,392,048
3,022,460	Jai Balaji Industries Ltd *	596,373
1,754,682	Kiri Industries Ltd * (a)	7,867,156
811,005	KPIT Technologies Ltd	1,674,111
275,755	LIC Housing Finance Ltd	2,312,529
328,532	Mphasis Ltd	2,937,021
816,306	Muthoot Finance Ltd	4,350,115
121,808	Narayana Hrudayalaya Ltd *	596,306
1,920,616	NMDC Ltd	4,334,026
1,449,808	Petronet LNG Ltd	8,814,745
532,104	Sangam India Ltd	2,152,589
673,730	Sun TV Network Ltd	7,186,757
77,996	Supreme Industries Ltd	1,181,566
151,145	Tata Consultancy Services Ltd	5,568,856
201,544	Tech Mahindra Ltd	1,482,145
889,071	Techno Electric & Engineering Co Ltd	4,997,317
1,178,296	UltraTech Cement Ltd	66,409,324

Shares	Description	Value ($)
	India — continued
309,349	Vakrangee Ltd	1,469,195
105,963	Wipro Ltd	772,936
2,413,396	Yes Bank Ltd	52,439,318

	Total India	609,215,540

	Indonesia — 0.7%
52,639,500	Bakrie Telecom Tbk PT *	134,204
4,972,100	Bank Central Asia Tbk PT	5,750,403
11,847,400	Bank Pembangunan Daerah Jawa Timur Tbk PT	505,266
9,335,669	Gajah Tunggal Tbk PT *	884,555
10,404,891	Indo Tambangraya Megah Tbk PT	13,701,058
12,104,500	Malindo Feedmill Tbk PT *	1,124,237
337,585,800	Panin Financial Tbk PT *	5,247,785
20,145,100	Telekomunikasi Indonesia Persero Tbk PT	5,783,866
63,700	Telekomunikasi Indonesia Persero Tbk PT Sponsored ADR	1,815,450

	Total Indonesia	34,946,824

	Malaysia — 0.2%
2,851,800	DiGi.Com Berhad	3,237,003
1,483,046	Genting Malaysia Berhad	1,753,149
3,882,888	KSL Holdings Berhad *	1,014,012
724,887	Media Prima Berhad	167,906
1,115,500	Petronas Chemicals Group Berhad	1,821,331
163,900	Petronas Gas Berhad	738,921
1,587,767	UOA Development Berhad	894,117

	Total Malaysia	9,626,439

	Mexico — 1.1%
6,970,504	Cemex SAB de CV CPO *	5,884,068
5,392,192	Cemex SAB de CV Sponsored ADR *	45,617,944
38,619	Industrias Bachoco SAB de CV – Series B	153,869
1,287,400	Wal-Mart de Mexico SAB de CV	2,505,405

	Total Mexico	54,161,286

	Philippines — 0.8%
2,562,524	BDO Unibank Inc	5,886,898
7,199,300	Century Pacific Food Inc	2,337,066
2,491,740	Concepcion Industrial Corp	2,927,794
3,484,677	First Gen Corp	1,463,364
178,758	GT Capital Holdings Inc	4,296,961
9,514,450	Lopez Holding Corp	1,495,633
129,000	Manila Electric Co	749,820
5,424,500	Manila Water Co Inc	3,297,306
743,420	Philippine Seven Corp	2,043,869
4,131,088	Puregold Price Club Inc	3,783,658
3,433,860	Robinsons Retail Holdings Inc	5,544,788
2,658,225	Semirara Mining & Power Corp	7,528,787

	Total Philippines	41,355,944

22	See accompanying notes to the financial statements.

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Shares	Description	Value ($)
	Poland — 0.2%
2,268,826	Energa SA	6,088,277
15,767	KRUK SA	950,211
2,154,806	Synthos SA	3,116,868

	Total Poland	10,155,356

	Qatar — 0.3%
138,635	Doha Bank QSC	1,478,352
54,002	Industries Qatar QSC *	1,747,843
22,805	Qatar Electricity & Water Co QSC *	1,409,273
1,466,410	Qatar Gas Transport Co Ltd Nakilat	9,482,001
48,501	Qatar Navigation QSC	1,162,894

	Total Qatar	15,280,363

	Russia — 5.4%
474,795	Globaltrans Investment Plc Sponsored GDR (Registered)	2,840,694
561,265	LSR Group PJSC GDR (Registered)	2,019,385
256,179	Lukoil PJSC Sponsored ADR	13,583,684
268,717	M.Video PJSC	1,722,449
1,689,755	MegaFon PJSC GDR (Registered)	19,510,031
10,052,915	Mobile TeleSystems PJSC Sponsored ADR	103,243,437
1,660,997	Moscow Exchange MICEX-RTS PJSC	3,510,998
180,000	QIWI Plc Sponsored ADR	2,512,800
6,782,985	Rostelecom PJSC	9,070,022
12,897	Rostelecom PJSC Sponsored ADR	104,212
2,392,732	Sberbank of Russia PJSC Sponsored ADR	26,088,668
3,290,258	Sistema PJSC Sponsored GDR (Registered)	29,339,280
164,082	Sollers PJSC *	1,647,002
9,062,893	Surgutneftegas OJSC Sponsored ADR	45,730,860
221,643	Tatneft PJSC Sponsored ADR	7,772,356
123,647	X5 Retail Group NV GDR (Registered) *	3,747,247

	Total Russia	272,443,125

	South Africa — 0.9%
1,259,432	Barloworld Ltd	11,126,257
128,627	Capitec Bank Holdings Ltd	7,100,623
650,928	Lewis Group Ltd	2,083,988
139,290	MTN Group Ltd	1,270,901
4,990,890	Murray & Roberts Holdings Ltd	5,807,968
366,296	Reunert Ltd	1,960,898
69,279	Vodacom Group Ltd	782,411
1,245,031	Wilson Bayly Holmes-Ovcon Ltd	13,786,941

	Total South Africa	43,919,987

	South Korea — 13.7%
11,699	Amorepacific Group	1,344,607
1,759,774	BNK Financial Group Inc	13,504,097
32,833	Cheil Worldwide Inc	549,948
11,570	CJ O Shopping Co Ltd	1,983,026
3,979	Com2uSCorp	385,262

Shares	Description	Value ($)
	South Korea — continued
7,600	Coway Co Ltd	600,869
115,475	Daishin Securities Co Ltd	1,168,036
944,277	Daou Data Corp	9,093,172
1,134,433	Daou Technology Inc	18,440,183
1,533,626	DGB Financial Group Inc	14,098,712
180,650	Dongbu Insurance Co Ltd	9,753,517
388,194	Grand Korea Leisure Co Ltd	7,326,716
59,585	GS Home Shopping Inc	11,356,273
892,786	Hana Financial Group Inc	27,811,752
168,721	Hankook Tire Co Ltd	8,911,944
964,509	Hankook Tire Worldwide Co Ltd	17,473,495
315,678	Hanon Systems	2,554,394
235,293	Hanwha Life Insurance Co Ltd	1,354,084
132	Huons Global Co Ltd	3,383
8,120	Hyundai Glovis Co Ltd	1,101,389
124,310	Hyundai Home Shopping Network Corp	12,579,935
283,787	Hyundai Marine & Fire Insurance Co Ltd	8,131,863
523,645	Hyundai Mobis Co Ltd	118,029,274
24,442	Hyundai Motor Co	3,227,204
71,901	Hyundai Wia Corp	4,250,759
865,150	Industrial Bank of Korea	9,444,193
38,833	Innocean Worldwide Inc	2,094,153
177,013	JB Financial Group Co Ltd	888,885
274,850	Kangwon Land Inc	8,584,797
350,852	KB Financial Group Inc	14,483,142
321,743	KB Insurance Co Ltd	7,495,742
1,700,414	Kia Motors Corp	57,478,613
11,716	KIWOOM Securities Co Ltd	797,892
66,540	KONA I Co Ltd *	623,138
184,571	Korea Real Estate Investment & Trust Co Ltd	516,341
7,570	Korea Zinc Co Ltd	2,783,907
84,494	Korean Reinsurance Co	836,833
28,049	KT Skylife Co Ltd	415,204
207,884	KT&G Corp	18,821,162
28,264	Kwangju Bank	260,038
45,121	Kyobo Securities Co Ltd	352,578
93,194	LF Corp	1,737,681
27,742	LG Chem Ltd	6,936,433
1,388	LG Household & Health Care Ltd	1,077,161
23,221	LOTTE Himart Co Ltd	991,556
505,819	Meritz Financial Group Inc	5,253,601
66,600	Meritz Fire & Marine Insurance Co Ltd	906,843
738,039	Meritz Securities Co Ltd	2,381,949
449,404	Mirae Asset Life Insurance Co Ltd	2,448,627
8,475	NS Shopping Co Ltd	1,236,948
314,422	Partron Co Ltd	3,084,436
36,313	S&T Motiv Co Ltd	1,540,874
54,705	Samsung Card Co Ltd	2,046,155
65,409	Samsung Electronics Co Ltd	111,158,257
21,237	Samsung Electronics Co Ltd GDR	17,986,346

See accompanying notes to the financial statements.	23

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Shares	Description	Value ($)
	South Korea — continued
2,014	Samsung Fire & Marine Insurance Co Ltd	453,865
6,730	Samsung SDS Co Ltd	773,482
247,339	Seoyon E-Hwa Co Ltd	3,410,426
609,657	Shinhan Financial Group Co Ltd	25,081,929
109,168	Silicon Works Co Ltd	2,974,360
70,206	SK Hynix Inc	2,892,832
42,784	SK Telecom Co Ltd	8,746,384
194,100	SK Telecom Co Ltd Sponsored ADR	4,386,660
16,406	Spigen Korea Co Ltd	777,962
188,765	Tongyang Life Insurance Co Ltd	1,762,407
4,964,482	Woori Bank	58,352,782
18,643	Youngone Corp	529,314

	Total South Korea	689,839,782

	Sri Lanka — 0.0%
103,983,101	Anilana Hotels & Properties Ltd * (a)	1,028,843

	Taiwan — 25.0%
14,914,000	AcBel Polytech Inc	11,860,142
424,000	Actron Technology Corp	1,504,734
1,047,522	Advantech Co Ltd	8,925,092
19,233,940	AmTRAN Technology Co Ltd	14,478,570
695,000	Asia Vital Components Co Ltd	595,236
6,691,120	Asustek Computer Inc	60,373,191
94,000	Aurora Corp	169,988
335,000	Basso Industry Corp	965,046
542,067	Bizlink Holding Inc	3,328,489
2,795,300	Casetek Holdings Ltd	9,450,471
3,762,000	Catcher Technology Co Ltd	31,390,257
14,887,000	Cathay Financial Holding Co Ltd	23,367,368
7,046,000	Chailease Holding Co Ltd	15,111,000
1,901,180	Chang Hwa Commercial Bank Ltd	1,135,544
6,874,000	Cheng Shin Rubber Industry Co Ltd	14,610,768
560,000	Chicony Electronics Co Ltd	1,318,794
831,000	Chicony Power Technology Co Ltd	1,311,071
2,614,000	Chin-Poon Industrial Co Ltd	5,225,426
2,058,000	China Development Financial Holding Corp	542,135
3,495,120	China Life Insurance Co Ltd	3,428,366
4,033,919	Chong Hong Construction Co Ltd	9,240,412
325,000	Chroma ATE Inc	992,614
13,245,659	Chunghwa Telecom Co Ltd	43,918,500
171,721	Chunghwa Telecom Co Ltd Sponsored ADR	5,644,469
110,000	Cleanaway Co Ltd	607,044
59,249,711	Compal Electronics Inc	37,093,198
4,992,400	Coretronic Corp	7,049,093
59,253,720	CTBC Financial Holding Co Ltd	35,361,571
2,972,000	CTCI Corp	4,919,045
1,697,000	Dynapack International Technology Corp	2,214,614
298,000	E Ink Holdings Inc	245,503
19,138,862	E.Sun Financial Holding Co Ltd	11,618,183

Shares	Description	Value ($)
	Taiwan — continued
528,000	Eclat Textile Co Ltd	5,281,888
131,000	Elan Microelectronics Corp	160,856
287,000	Elitegroup Computer Systems Co Ltd	211,968
106,000	eMemory Technology Inc	1,517,569
41,000	Everlight Electronics Co Ltd	65,909
1,238,000	Far Eastern New Century Corp	1,104,990
7,079,084	Far EasTone Telecommunications Co Ltd	17,027,711
82,000	Faraday Technology Corp	96,154
3,748,000	Farglory Land Development Co Ltd	4,748,564
329,000	Feng TAY Enterprise Co Ltd	1,395,525
1,100,001	FLEXium Interconnect Inc	3,381,565
4,211,000	Formosa Chemicals & Fibre Corp	13,314,985
6,210,000	Formosa Plastics Corp	18,704,774
3,168,002	Formosan Rubber Group Inc	1,757,909
20,322,475	Foxconn Technology Co Ltd	60,668,883
33,852,293	Fubon Financial Holding Co Ltd	54,858,452
415,000	Getac Technology Corp	581,600
208,000	Giant Manufacturing Co Ltd	1,282,798
9,317,200	Gigabyte Technology Co Ltd	12,987,458
196,000	Global Unichip Corp	649,845
2,578,000	Grand Pacific Petrochemical	1,864,117
289,000	Grape King Bio Ltd	1,923,613
344,000	Green Seal Holding Ltd	1,826,890
25,869,754	Highwealth Construction Corp	42,072,708
58,000	Hiroca Holdings Ltd	181,671
63,000	Holtek Semiconductor Inc	109,765
31,218,250	Hon Hai Precision Industry Co Ltd	90,843,985
7,000	Hotai Motor Co Ltd	79,992
33,000	Hu Lane Associate Inc	163,764
2,168,000	Hua Nan Financial Holdings Co Ltd – Class C	1,192,412
2,472,000	Huaku Development Co Ltd	5,412,048
2,329,500	IEI Integration Corp	3,581,537
28,621,600	Inventec Corp	21,259,557
174,000	Iron Force Industrial Co Ltd	1,017,363
433,000	ITEQ Corp	590,347
4,225,000	KEE TAI Properties Co Ltd	1,456,451
169,000	Kenda Rubber Industrial Co Ltd	272,768
44,000	King Slide Works Co Ltd	608,305
2,155,000	King’s Town Bank Co Ltd	2,004,823
242,000	Kinik Co	615,679
2,493,000	Kinsus Interconnect Technology Corp	6,903,621
109,000	Kung Long Batteries Industrial Co Ltd	539,360
33,649,141	Lite-On Technology Corp	56,352,769
1,707,000	Lotes Co Ltd	5,835,388
479,000	Lung Yen Life Service Corp	902,890
24,000	Macauto Industrial Co Ltd	143,221
1,403,785	Makalot Industrial Co Ltd	5,688,766
9,414,000	Mega Financial Holding Co Ltd	7,327,283
2,594,695	Mercuries Life Insurance Co Ltd *	1,396,511
554,000	Merida Industry Co Ltd	2,823,016

24	See accompanying notes to the financial statements.

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Shares	Description	Value ($)
	Taiwan — continued
1,066,000	MIN AIK Technology Co Ltd	1,310,673
316,000	Mitac Holdings Corp	337,673
832,000	Nan Ya Plastics Corp	2,019,206
380,000	Nien Made Enterprise Co Ltd	3,712,660
2,486,810	Novatek Microelectronics Corp	9,312,417
986,000	OptoTech Corp	552,242
8,873,470	Pegatron Corp	23,365,176
8,580	Phison Electronics Corp	75,376
9,457,000	Pou Chen Corp	12,834,162
231,000	President Chain Store Corp	1,695,073
146,500	Primax Electronics Ltd	224,283
26,050,550	Quanta Computer Inc	53,926,990
12,305,870	Radiant Opto-Electronics Corp	25,452,903
8,221,720	Realtek Semiconductor Corp	30,582,432
1,909,000	Rechi Precision Co Ltd	2,108,687
12,120,626	Ruentex Development Co Ltd *	15,245,785
10,604,000	Ruentex Industries Ltd	20,095,359
462,000	Sercomm Corp	1,248,392
1,267,000	Shin Zu Shing Co Ltd	3,549,060
616,000	ShunSin Technology Holding Ltd	2,350,610
87,000	Sigurd Microelectronics Corp	77,769
5,002,780	Simplo Technology Co Ltd	16,286,110
440,000	Sinbon Electronics Co Ltd	1,050,241
1,211,000	Sitronix Technology Corp	3,915,086
40,000	St Shine Optical Co Ltd	682,858
1,080,000	Syncmold Enterprise Corp	2,174,871
9,000	Systex Corp	18,154
485,000	Taiflex Scientific Co Ltd	612,187
2,151,585	Taishin Financial Holding Co Ltd	850,939
520,000	Taiwan Cement Corp	636,655
1,497,000	Taiwan Mobile Co Ltd	5,256,591
213,000	Taiwan Paiho Ltd	638,947
314,000	Taiwan PCB Techvest Co Ltd	323,523
357,000	Taiwan Semiconductor Co Ltd	447,447
8,185,000	Taiwan Semiconductor Manufacturing Co Ltd	50,145,699
1,505,020	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	47,362,979
5,223,269	Taiwan Surface Mounting Technology Corp	4,881,091
3,900,000	Teco Electric and Machinery Co Ltd	3,512,433
820,000	Test Research Inc	1,132,773
2,365,000	Tong Hsing Electronic Industries Ltd	10,633,788
1,031,000	Tong Yang Industry Co Ltd	2,046,687
465,000	Topco Scientific Co Ltd	1,540,677
104,000	Toung Loong Textile Manufacturing	263,345
256,000	Transcend Information Inc	719,487
5,934,160	Tripod Technology Corp	15,485,671
58,000	TrueLight Corp	115,525
40,000	Tung Thih Electronic Co Ltd	414,909
410,000	TXC Corp	611,274
4,609,000	Uni-President Enterprises Corp	8,185,129

Shares	Description	Value ($)
	Taiwan — continued
4,317,000	United Integrated Services Co Ltd	8,356,269
169,000	Visual Photonics Epitaxy Co Ltd	328,608
4,871,000	Wan Hai Lines Ltd	2,986,959
5,580,000	Winbond Electronics Corp	2,025,962
772,000	Xxentria Technology Materials Corp	1,916,997
1,608,000	Yageo Corp	3,955,616
188,000	Yeong Guan Energy Technology Group Co Ltd	728,142
7,979,000	Yuanta Financial Holding Co Ltd	3,375,289
3,457,670	Yungtay Engineering Co Ltd	5,583,542
81,000	Zeng Hsing Industrial Co Ltd	418,422

	Total Taiwan	1,252,483,767

	Thailand — 2.2%
1,214,100	Advanced Info Service Pcl (Foreign Registered)	5,802,544
312,000	Advanced Info Service Pcl NVDR	1,491,141
1,777,900	Airports of Thailand Pcl (Foreign Registered)	1,973,718
1,046,000	Central Pattana Pcl (Foreign Registered)	1,648,164
20,849,700	Chularat Hospital Pcl (Foreign Registered)	1,527,868
2,598,100	CP ALL Pcl (Foreign Registered)	4,462,667
1,702,500	CPN Retail Growth Leasehold Property Fund	945,808
697,800	Eastern Polymer Group Pcl (Foreign Registered)	255,886
1,322,450	Eastern Polymer Group Pcl NVDR	484,506
1,061,101	Glow Energy Pcl (Foreign Registered)	2,367,408
144,900	Glow Energy Pcl NVDR	323,284
4,211,300	Hana Microelectronics Pcl (Foreign Registered)	5,127,566
776,200	Hana Microelectronics Pcl NVDR	945,528
2,622,268	Hemraj Leasehold REIT (Foreign Registered) *	751,248
3,897,501	Intouch Holdings Pcl (Foreign Registered)	5,909,971
1,159,650	Intouch Holdings Pcl NVDR	1,760,796
5,291,000	Jasmine International Pcl (Foreign Registered)	1,333,910
3,587,600	Jasmine International Pcl NVDR	904,467
1,400	Kasikornbank Pcl (Foreign Registered) (b)	7,581
140,100	KCE Electronics Pcl (Foreign Registered)	394,345
953,100	Kiatnakin Bank Pcl (Foreign Registered)	1,795,314
12,217,100	Land & Houses Pcl NVDR	3,425,866
15,493,950	LPN Development Pcl (Foreign Registered)	5,144,532
3,850,100	LPN Development Pcl NVDR	1,278,367
1,841,350	Major Cineplex Group Pcl (Foreign Registered)	1,791,868
798,700	Major Cineplex Group Pcl NVDR	777,237
4,615,300	PTT Global Chemical Pcl (Foreign Registered)	9,411,728
41,468,600	Quality Houses Pcl (Foreign Registered)	3,110,104
4,233,302	Ratchaburi Electricity Generating Holding Pcl (Foreign Registered)	6,306,640
60,199,423	Sansiri Pcl (Foreign Registered)	3,344,884
6,744,000	Sansiri Pcl NVDR	374,720
695,400	Siam Cement Pcl (The) (Foreign Registered)	10,270,115
1,050,719	STP & I Pcl (Foreign Registered)	282,957
3,595,300	STP & I Pcl NVDR	967,141
286,400	Taokaenoi Food & Marketing Pcl NVDR	229,182
1,684,200	Taokaenoi Food & Marketing Pcl (Foreign Registered)	1,351,008

See accompanying notes to the financial statements.	25

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Shares	Description	Value ($)
	Thailand — continued
2,714,400	Thanachart Capital Pcl (Foreign Registered)	3,771,566
4,563,600	Tisco Financial Group Pcl (Foreign Registered)	8,944,666
1,735,700	Total Access Communication Pcl (Foreign Registered)	2,163,465
804,300	Total Access Communication Pcl NVDR	1,002,520
20,649,450	TTW Pcl (Foreign Registered)	6,497,517
4,334,593	WHA Premium Growth Freehold & Leasehold Real Estate Investment Trust (Foreign Registered)	1,216,972

	Total Thailand	111,876,775

	Turkey — 5.0%
1,511,649	Akbank TAS	3,601,526
2,016,605	Albaraka Turk Katilim Bankas AS	680,028
97,809	Arcelik AS	560,360
122,805	BIM Birlesik Magazalar AS	1,765,420
5,870	EGE Endustri VE Ticaret AS	425,326
27,604,962	Emlak Konut Gayrimenkul Yatirim Ortakligi AS REIT	23,684,353
3,634,182	Enka Insaat ve Sanayi AS	5,622,338
7,568,112	Eregli Demir ve Celik Fabrikalari TAS	12,322,166
42,263	Ford Otomotiv Sanayi AS	424,777
2,064,900	Goodyear Lastikleri TAS	2,079,937
1,629,462	Gubre Fabrikalari TAS	2,205,663
437,200	Haci Omer Sabanci Holding AS	1,206,285
401,133	KOC Holding AS	1,630,631
4,147	Konya Cimento Sanayii AS	331,739
431,256	Koza Altin Isletmeleri AS *	2,226,970
36,635	Otokar Otomotiv Ve Savunma Sanayi AS	1,387,379
6,833,500	Soda Sanayii AS	10,437,653
386,325	TAV Havalimanlari Holding AS	1,606,949
1,664,502	Tekfen Holding AS	3,603,537
2,500,934	Turk Hava Yollari AO *	3,743,305
1,089,305	Turk Telekomunikasyon AS	1,720,315
10,237,219	Turkcell Iletisim Hizmetleri AS *	33,409,868
213,200	Turkcell Iletisim Hizmetleri AS ADR *	1,758,900
24,902,210	Turkiye Garanti Bankasi AS	58,783,942
10,128,059	Turkiye Halk Bankasi AS	31,289,699
6,708,180	Turkiye Is Bankasi – Class C	11,642,874
4,266,900	Turkiye Sinai Kalkinma Bankasi AS	1,731,278
13,593,053	Turkiye Vakiflar Bankasi TAO – Class D	19,735,883
9,009,938	Yapi ve Kredi Bankasi AS *	9,501,027

	Total Turkey	249,120,128

	United Arab Emirates — 0.7%
1,584,591	Abu Dhabi Commercial Bank PJSC	3,054,962
3,303,249	Aldar Properties PJSC	2,157,031
10,290,835	DAMAC Properties Dubai Co PJSC	8,230,056
607,142	Dubai Islamic Bank PJSC	1,032,439
3,041,497	Emaar Properties PJSC	6,163,617
312,220	Emirates Telecommunications Group Co PJSC	1,495,853

Shares	Description	Value ($)
	United Arab Emirates — continued
2,095,408	First Gulf Bank PJSC	7,786,441
2,858,886	RAK Properties PJSC	598,783
9,802,743	Union Properties PJSC *	2,747,216

	Total United Arab Emirates	33,266,398

	United Kingdom — 0.6%
281,657	British American Tobacco Plc	17,790,736
234,663	Unilever Plc	11,132,776

	Total United Kingdom	28,923,512

	Vietnam — 0.2%
1,082,186	Bank for Foreign Trade of Vietnam JSC	1,779,334
117,050	Phu Nhuan Jewelry JSC	385,318
1,390,402	Vietnam Dairy Products JSC	8,012,716
6	Vingroup JSC *	12

	Total Vietnam	10,177,380

	TOTAL COMMON STOCKS (COST $4,307,473,110)	4,696,188,431

	PREFERRED STOCKS — 4.1%

	Brazil — 0.7%
154,000	Banco Bradesco SA	1,646,760
3,564,600	Banco do Estado do Rio Grande do Sul SA – Class B	18,995,734
354,500	Eletropaulo Metropolitana Eletricidade de Sao Paulo SA	1,424,299
517,000	Itau Unibanco Holding SA	6,620,600
461,650	Itau Unibanco Holding SA Sponsored ADR	5,904,503

	Total Brazil	34,591,896

	Russia — 0.9%
81,205,323	Surgutneftegas OJSC	44,275,202
12,100	Surgutneftegaz OJSC Sponsored ADR	66,429

	Total Russia	44,341,631

	South Korea — 2.5%
197,906	Hyundai Motor Co 2nd Preference	17,835,609
80,843	Samsung Electronics Co Ltd (Non-Voting)	107,003,116

	Total South Korea	124,838,725

	TOTAL PREFERRED STOCKS (COST $181,228,716)	203,772,252

	INVESTMENT FUNDS — 0.7%

	India — 0.1%
10,189	Fire Capital Mauritius Private Fund * (c) (d)	5,728,545
1,371,900	TDA India Technology Fund II LP * (c) (d)	114,022

	Total India	5,842,567

26	See accompanying notes to the financial statements.

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Shares	Description	Value ($)
	Russia — 0.1%
5,452,004	NCH Eagle Fund LP * (c) (d)	2,083,527

	Thailand — 0.3%
22,249,200	Digital Telecommunication Infrastructure Fund	9,044,996
13,343,800	Jasmine Broadband Internet Infrastructure Fund	4,391,756
10,457,700	TICON Industrial Growth Leasehold Property Fund	3,327,681

	Total Thailand	16,764,433

	United States — 0.2%
251,908	iShares MSCI Emerging Markets ETF	9,569,985

	TOTAL INVESTMENT FUNDS (COST $39,837,912)	34,260,512

	RIGHTS/WARRANTS — 0.0%

	India — 0.0%
228,191	South Indian Bank Ltd (The) Rights, Expires 12/31/49 * (b)	23,428

	Thailand — 0.0%
42,563,506	Sansiri Pcl Warrants, Expires 11/24/17 *	109,746

	TOTAL RIGHTS/WARRANTS (COST $0)	133,174

	MUTUAL FUNDS — 1.8%

	United States — 1.8%
	Affiliated Issuers — 1.8%
3,595,027	GMO U.S. Treasury Fund	89,875,673

	TOTAL MUTUAL FUNDS (COST $89,875,673)	89,875,673

Shares / Par Value†	Description	Value ($)
	FULLY FUNDED TOTAL RETURN SWAPS — 0.0%

	China — 0.0%
354,789	Total Return on Zhejiang Supor Cookware Co, Expires 11/27/2017, (OTC) (CP-GS)	368,672
178,099	Total Return on Zhejiang Supor Cookware Co, Expires 11/27/2017, (OTC) (CP-GS)	183,332
372,347	Total Return on Zhejiang Supor Cookware Co, Expires 11/27/2017, (OTC) (CP-GS)	373,649

	Total China	925,653

	TOTAL FULLY FUNDED TOTAL RETURN SWAPS (COST $905,235)	925,653

	SHORT-TERM INVESTMENTS — 0.3%

	Time Deposits — 0.3%
4,765,542	Standard Chartered Bank (London) Time Deposit, 0.36%, due 03/01/17	4,765,542
10,236,176	Sumitomo (Tokyo) Time Deposit, 0.36%, due 03/01/17	10,236,176

	Total Time Deposits	15,001,718

	TOTAL SHORT-TERM INVESTMENTS (COST $15,001,718)	15,001,718

	TOTAL INVESTMENTS — 100.5% (Cost $4,634,322,364)	5,040,157,413
	Other Assets and Liabilities (net) — (0.5%)	(23,217,921)

	TOTAL NET ASSETS — 100.0%	$5,016,939,492

Additional information on each restricted security is as follows:

Issuer Description	Acquisition Date	Acquisition Cost	Value as a Percentage of Fund’s Net Assets	Value as of February 28, 2017
Fire Capital Mauritius Private Fund	12/12/06-10/26/09	10,189,080	0.11%	$5,728,545
NCH Eagle Fund LP	4/6/09	5,452,004	0.04%	2,083,527
TDA India Technology Fund II LP	2/23/00-3/23/04	—	0.00%	114,022

				$7,926,094

See accompanying notes to the financial statements.	27

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

February 28, 2017

A summary of outstanding financial instruments at February 28, 2017 is as follows:

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
1,070	Mini MSCI Emerging Markets	March 2017	$49,797,800	$(133,506)

+	Buys - Fund is long the futures contract.
Sales - Fund is short the futures contract.

Swap Contracts

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund Receives	Net Unrealized Appreciation/ (Depreciation)
22,923,153	USD	3/2/2017	MSCI	Depreciation of Total Return on Asustek Computer, Inc. + (Daily Fed Funds Rate minus 0.25%)	Appreciation of Total Return on Asustek Computer, Inc.	$1,035,331

				Premiums Paid/(Received)		$—

As of February 28, 2017, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

†	Denominated in U.S. Dollar, unless otherwise indicated.

*	Non-income producing security.

(a)	Affiliated company (Note 10).

(b)	Security valued at the local price and adjusted by applying a premium or discount since holding exceeds foreign ownership limits.

(c)	Investment valued at fair value using methods determined in good faith by the Trustees of GMO Trust or persons acting at their direction pursuant to procedures approved by the Trustees (Note 2).

(d)	Private placement securities are restricted as to resale.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 35.

28	See accompanying notes to the financial statements.

This page has been left blank intentionally.

GMO Taiwan Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Emerging Markets Equity team at Grantham, Mayo, Van Otterloo  & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO Taiwan Fund returned +27.53% (net) for the fiscal year ended February 28, 2017, as compared with +31.10% for the MSCI Taiwan Index.

Sector allocation detracted from relative performance. The Fund’s overweight in Industrials hurt relative performance, while the Fund’s underweight in Consumer Staples helped relative performance.

Stock selection detracted from relative performance, particularly in the Information Technology sector. The biggest detractor from relative returns was an underweight in Taiwan Semiconductor Manufacturing Co., Ltd.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments at the beginning or end of the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is higher than it otherwise would have been in the absence of such fair value adjustments.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

30

GMO Taiwan Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Taiwan Fund Class III Shares and the MSCI Taiwan Index

As of February 28, 2017

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, please call (617) 330-7500. Performance shown is net of all fees after reimbursement from GMO. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .15% on the purchase and .45% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

31

GMO Taiwan Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2017 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	95.0%
Investment Funds	3.9
Mutual Funds	1.5
Other	(0.4)

100.0%

Industry Sector Summary	% of Equity Investments#
Technology Hardware, Storage & Peripherals	23.6%
Semiconductors & Semiconductor Equipment	15.3
Electronic Equipment, Instruments & Components	14.0
Diversified Financial Services	7.2
Commercial Banks	6.7
Real Estate Management & Development	6.4
Textiles, Apparel & Luxury Goods	3.9
Diversified Telecommunication Services	3.7
Chemicals	3.5
Insurance Premiums	2.6
Auto Components	2.0
Wireless Telecommunication Services	1.7
Electrical Equipment	1.7
Household Durables	1.7
Machinery	1.5
Construction & Engineering	1.2
Food Products	0.7
Leisure Products	0.4
Personal Products	0.3
Capital Markets	0.3
Marine	0.3
Food & Staples Retailing	0.2
Building Products	0.2
Communications Equipment	0.2
Commercial Services & Supplies	0.1
Health Care Equipment & Supplies	0.1
Metals & Mining	0.1
Construction Materials	0.1
Industrial Conglomerates	0.1
Automobiles	0.1
Diversified Consumer Services	0.1

100.0%

&	In the table above, derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation rather than notional amounts.

#	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks, if any. This table excludes exposure to derivative contracts, short-term investments, mutual funds and investment funds, if any. For a summary of these exposures, if any, see the Schedule of Investments.

32

GMO Taiwan Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2017

Shares	Description	Value ($)
	COMMON STOCKS — 95.0%

	Taiwan — 95.0%
1,296,000	AcBel Polytech Inc	1,032,029
49,000	Actron Technology Corp	174,077
14,000	Advantech Co Ltd	119,386
1,965,850	AmTRAN Technology Co Ltd	1,481,688
50,000	Asia Vital Components Co Ltd	42,843
730,323	Asustek Computer Inc	6,599,034
36,000	Basso Industry Corp	103,783
59,849	Bizlink Holding Inc	368,869
245,000	Catcher Technology Co Ltd	2,049,194
1,580,000	Cathay Financial Holding Co Ltd	2,484,353
643,000	Chailease Holding Co Ltd	1,380,686
203,860	Chang Hwa Commercial Bank Ltd	121,826
16,000	Chaun-Choung Technology Corp	75,510
741,000	Cheng Shin Rubber Industry Co Ltd	1,577,222
23,000	Chicony Electronics Co Ltd	54,253
88,000	Chicony Power Technology Co Ltd	139,032
119,000	Chimei Materials Technology Corp	52,203
289,000	Chin-Poon Industrial Co Ltd	579,121
465,000	China Development Financial Holding Corp	122,645
377,160	China Life Insurance Co Ltd	370,264
113,000	China Motor Corp	105,981
21,000	China Steel Chemical Corp	87,542
223,000	ChipMOS TECHNOLOGIES Inc	179,960
23,000	Chlitina Holding Ltd	122,426
408,989	Chong Hong Construction Co Ltd	937,394
35,000	Chroma ATE Inc	107,080
1,198,379	Chunghwa Telecom Co Ltd	3,980,928
11,305	Chunghwa Telecom Co Ltd Sponsored ADR	371,595
19,000	Cleanaway Co Ltd	104,947
4,156,486	Compal Electronics Inc	2,605,533
514,600	Coretronic Corp	727,426
5,229,680	CTBC Financial Holding Co Ltd	3,126,547
302,000	CTCI Corp	500,196
14,000	Delta Electronics Inc	78,143
207,000	Dynapack International Technology Corp	270,630
194,000	E Ink Holdings Inc	159,821
5,278,863	E.Sun Financial Holding Co Ltd	3,206,989
63,000	Eclat Textile Co Ltd	633,421
122,000	Elan Microelectronics Corp	150,046
15,000	eMemory Technology Inc	214,807
37,000	Everlight Electronics Co Ltd	59,552
133,000	Far Eastern New Century Corp	119,033
641,767	Far EasTone Telecommunications Co Ltd	1,546,756
398,000	Farglory Land Development Co Ltd	504,869
45,000	Feng TAY Enterprise Co Ltd	191,026
128,880	First Financial Holding Co Ltd	76,195
24,530	FLEXium Interconnect Inc	75,558
386,000	Formosa Chemicals & Fibre Corp	1,223,153
560,000	Formosa Plastics Corp	1,690,615

Shares	Description	Value ($)
	Taiwan — continued
363,500	Formosan Rubber Group Inc	201,888
1,508,473	Foxconn Technology Co Ltd	4,514,601
4,412,940	Fubon Financial Holding Co Ltd	7,157,928
22,000	Giant Manufacturing Co Ltd	136,048
995,000	Gigabyte Technology Co Ltd	1,387,373
22,000	Global Unichip Corp	73,043
422,000	Grand Pacific Petrochemical	305,364
37,000	Grape King Bio Ltd	246,609
71,000	Green Seal Holding Ltd	376,990
2,211,622	Highwealth Construction Corp	3,599,131
7,000	Hiroca Holdings Ltd	21,934
2,714,159	Hon Hai Precision Industry Co Ltd	7,921,930
232,000	Hua Nan Financial Holdings Co Ltd – Class C	127,697
252,000	Huaku Development Co Ltd	552,006
213,000	IEI Integration Corp	328,034
1,376,000	Inventec Corp	1,023,351
28,000	Iron Force Industrial Co Ltd	163,784
237,000	ITEQ Corp	323,540
468,000	KEE TAI Properties Co Ltd	161,417
16,000	Kenda Rubber Industrial Co Ltd	25,832
3,000	King Slide Works Co Ltd	41,447
226,000	King’s Town Bank Co Ltd	210,523
81,000	Kinik Co	205,997
90,000	Kinsus Interconnect Technology Corp	249,647
28,000	Kung Long Batteries Industrial Co Ltd	138,634
7,000	Land Mark Optoelectronics Corp	73,303
105,000	Lite-On Semiconductor Corp	100,122
2,375,834	Lite-On Technology Corp	3,987,539
194,000	Lotes Co Ltd	663,116
54,000	Lung Yen Life Service Corp	101,824
1,000	Macauto Industrial Co Ltd	5,977
139,657	Makalot Industrial Co Ltd	566,941
10,596	MediaTek Inc	77,421
907,000	Mega Financial Holding Co Ltd	706,028
321,910	Mercuries Life Insurance Co Ltd *	173,420
58,000	Merida Industry Co Ltd	296,527
16,000	Merry Electronics Co Ltd	75,380
76,000	MIN AIK Technology Co Ltd	93,446
103,000	Nan Ya Plastics Corp	250,572
40,000	Nien Made Enterprise Co Ltd	391,794
233,995	Novatek Microelectronics Corp	877,648
186,000	OptoTech Corp	104,333
511,000	Pegatron Corp	1,348,309
11,000	Phison Electronics Corp	96,669
871,000	Pou Chen Corp	1,183,795
30,000	President Chain Store Corp	220,236
1,827,856	Quanta Computer Inc	3,793,072
1,097,670	Radiant Opto-Electronics Corp	2,273,907
691,870	Realtek Semiconductor Corp	2,579,476
210,000	Rechi Precision Co Ltd	232,035
1,438,036	Ruentex Development Co Ltd *	1,811,641

See accompanying notes to the financial statements.	33

GMO Taiwan Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Shares	Description	Value ($)
	Taiwan — continued
1,009,600	Ruentex Industries Ltd	1,917,920
69,000	Sercomm Corp	186,595
282,000	Shin Kong Financial Holding Co Ltd *	76,166
151,000	Shin Zu Shing Co Ltd	423,953
120,000	ShunSin Technology Holding Ltd	458,839
140,000	Sigurd Microelectronics Corp	125,195
497,000	Simplo Technology Co Ltd	1,619,831
47,000	Sinbon Electronics Co Ltd	112,266
245,400	SinoPac Financial Holdings Co Ltd	74,741
217,000	Sitronix Technology Corp	702,015
8,000	St Shine Optical Co Ltd	136,743
19,000	Sunny Friend Environmental Technology Co Ltd	79,075
3,000	Sunspring Metal Corp	4,075
161,000	Syncmold Enterprise Corp	324,469
4,500	Synnex Technology International Corp	4,948
54,000	Taiflex Scientific Co Ltd	68,246
376,004	Taishin Financial Holding Co Ltd	148,802
107,550	Taiwan Cement Corp	132,013
150,000	Taiwan Mobile Co Ltd	527,645
43,000	Taiwan Paiho Ltd	129,360
77,000	Taiwan PCB Techvest Co Ltd	79,517
209,000	Taiwan Semiconductor Manufacturing Co Ltd	1,281,370
226,580	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	7,130,473
553,022	Taiwan Surface Mounting Technology Corp	516,902
403,000	Teco Electric and Machinery Co Ltd	363,698
81,000	Test Research Inc	112,008
242,000	Tong Hsing Electronic Industries Ltd	1,089,195
131,000	Tong Yang Industry Co Ltd	260,874
93,000	Topco Scientific Co Ltd	308,908
5,000	Toung Loong Textile Manufacturing	12,676
658,000	Tripod Technology Corp	1,718,394
10,000	Tung Thih Electronic Co Ltd	104,080
440,000	Uni-President Enterprises Corp	782,937
487,000	United Integrated Services Co Ltd	943,489
38,000	Vanguard International Semiconductor Corp	75,271
88,000	Visual Photonics Epitaxy Co Ltd	171,328
506,000	Wan Hai Lines Ltd	310,477
585,000	Winbond Electronics Corp	212,694
165,000	WPG Holdings Ltd	209,607
81,000	Xxentria Technology Materials Corp	201,234
166,000	Yageo Corp	408,469
35,000	Yeong Guan Energy Technology Group Co Ltd	135,663
865,000	Yuanta Financial Holding Co Ltd	366,248
368,152	Yungtay Engineering Co Ltd	594,977
10,000	Zeng Hsing Industrial Co Ltd	51,613

	Total Taiwan	118,360,465

	TOTAL COMMON STOCKS (COST $109,316,856)	118,360,465

Shares	Description	Value ($)
	INVESTMENT FUNDS — 3.9%

	Taiwan — 3.9%
149,173	iShares MSCI Taiwan Capped ETF	4,831,714

	TOTAL INVESTMENT FUNDS (COST $4,793,871)	4,831,714

	MUTUAL FUNDS — 1.5%

	United States — 1.5%
	Affiliated Issuers — 1.5%
76,003	GMO U.S. Treasury Fund	1,900,066

	TOTAL MUTUAL FUNDS (COST $1,900,066)	1,900,066

	TOTAL INVESTMENTS — 100.4% (Cost $116,010,793)	125,092,245
	Other Assets and Liabilities (net) — (0.4%)	(453,097)

	TOTAL NET ASSETS — 100.0%	$124,639,148

Notes to Schedule of Investments:

*	Non-income producing security.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 35.

34	See accompanying notes to the financial statements.

GMO Trust Funds

Schedule of Investments — (Continued)

February 28, 2017

Portfolio Abbreviations:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ADR - American Depositary Receipt

CP - Counterparty

CPO - Ordinary Participation Certificate (Certificado de Participacion Ordinares), representing a bundle of shares of the multiple series of one issuer that trade together as a unit.

ETF - Exchange-Traded Fund

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

GDR - Global Depository Receipt

JSC - Joint-Stock Company

LIBOR - London Interbank Offered Rate

NVDR - Non-Voting Depository Receipt

OJSC - Open Joint-Stock Company

OTC - Over-the-Counter

PJSC - Private Joint-Stock Company

Counterparty Abbreviations:

BCLY - Barclays Bank plc

GS - Goldman Sachs International

MSCI - Morgan Stanley & Co. International PLC

UBSA - UBS AG

Currency Abbreviations:

GBP - British Pound

PHP - Philippine Peso

SGD - Singapore Dollar

USD - United States Dollar

ZAR - South African Rand

See accompanying notes to the financial statements.	35

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2017

	Emerging Countries Fund	Emerging Domestic Opportunities Fund	Emerging Markets Fund	Taiwan Fund
Assets:
Investments in affiliated issuers, at value (Notes 2 and 10)(a)	$—	$108,608,372	$133,931,020	$1,900,066
Investments in unaffiliated issuers, at value (Note 2)(b)	27,287,268	1,915,615,450	4,906,226,393	123,192,179
Foreign currency, at value (Note 2)(c)	528,272	6,870,937	47,966,320	7,230,008
Cash	—	—	444	—
Receivable for investments sold	376,099	15,748,212	67,090,487	7,460,252
Receivable for Fund shares sold	—	—	55,576	—
Dividends receivable	70,983	2,676,022	11,523,678	—
Dividend withholding tax receivable	—	411,249	—	—
Foreign capital gains tax refund receivable	234,856	1,036,076	3,140,853	—
Unrealized appreciation on open forward currency contracts (Note 4)	—	6,228,820	—	—
Receivable for foreign currency sold	9,944	11,547	8,581,135	7,996
Receivable for variation margin on open futures contracts (Note 4)	—	5,567,968	—	—
Receivable for open OTC swap contracts (Note 4)	—	740,882	1,035,331	—
Due from broker (Note 2)	—	2,349,633	—	—
Receivable for expenses reimbursed and/or waived by GMO (Note 5)	9,191	13,770	516,206	—
Miscellaneous receivable	34	25,440	114,157	433

Total assets	28,516,647	2,065,904,378	5,180,181,600	139,790,934

Liabilities:
Due to custodian	—	7,157,533	—	43,219
Foreign taxes payable	1,285	—	110,541	—
Payable for investments purchased	723,867	13,683,832	148,153,888	14,910,399
Payable for Fund shares repurchased	—	4,000,000	6,859,601	—
Accrued foreign capital gains tax payable (Note 2)	—	2,238,963	2,589,053	—
Payable to affiliate for (Note 5):
Management fee	13,769	1,167,425	2,778,750	90,231
Shareholder service fee	3,180	203,259	307,281	16,710
Payable for variation margin on open futures contracts (Note 4)	—	—	133,506	—
Unrealized depreciation on open forward currency contracts (Note 4)	—	5,739,901	—	—
Due to broker (Note 2)	696	—	—	—
Miscellaneous payable	—	—	984,731	—
Payable to agents unaffiliated with GMO	—	224	672	28
Payable to Trustees and related expenses	61	3,952	9,620	258
Accrued expenses	110,749	592,200	1,314,465	90,941

Total liabilities	853,607	34,787,289	163,242,108	15,151,786

Net assets	$27,663,040	$2,031,117,089	$5,016,939,492	$124,639,148

(a) Cost of investments – affiliated issuers:	$—	$93,650,542	$108,962,130	$1,900,066
(b) Cost of investments – unaffiliated issuers:	$25,780,935	$1,774,343,265	$4,525,360,234	$114,110,727
(c) Cost of foreign currency:	$527,841	$6,885,838	$47,954,296	$7,229,511

36	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2017 — (Continued)

	Emerging Countries Fund	Emerging Domestic Opportunities Fund	Emerging Markets Fund	Taiwan Fund
Net assets consist of:
Paid-in capital	$52,984,283	$2,093,694,688	$6,742,110,909	$127,393,107
Distributions in excess of net investment income	(151,286)	(26,884,070)	(33,369,509)	(454,704)
Accumulated net realized gain (loss)	(26,679,662)	(194,369,514)	(2,097,140,987)	(11,387,894)
Net unrealized appreciation (depreciation)	1,509,705	158,675,985	405,339,079	9,088,639

	$27,663,040	$2,031,117,089	$5,016,939,492	$124,639,148

Net assets attributable to:
Class II	$—	$603,564,638	$498,563,510	$—

Class III	$27,663,040	$129,067,505	$301,786,070	$124,639,148

Class IV	$—	$335,224,822	$582,310,790	$—

Class V	$—	$948,051,988	$110,257,204	$—

Class VI	$—	$15,208,136	$3,524,021,918	$—

Shares outstanding:
Class II	—	26,658,058	16,629,844	—

Class III	1,022,431	5,701,131	10,041,863	5,932,342

Class IV	—	14,801,407	19,555,277	—

Class V	—	41,905,739	3,712,592	—

Class VI	—	668,265	118,360,704	—

Net asset value per share:
Class II	$—	$22.64	$29.98	$—

Class III	$27.06	$22.64	$30.05	$21.01

Class IV	$—	$22.65	$29.78	$—

Class V	$—	$22.62	$29.70	$—

Class VI	$—	$22.76	$29.77	$—

See accompanying notes to the financial statements.	37

GMO Trust Funds

Statements of Operations — Year Ended February 28, 2017

	Emerging Countries Fund	Emerging Domestic Opportunities Fund	Emerging Markets Fund	Taiwan Fund
Investment Income:
Dividends from unaffiliated issuers (Net of withholding tax)(a)	$707,533	$40,341,205	$158,026,649	$4,007,648
Interest	12,939	2,336,466	16,385	688
Dividends from affiliated issuers (Note 10)	473	1,624,435	367,080	4,010

Total investment income	720,945	44,302,106	158,410,114	4,012,346

Expenses:
Management fee (Note 5)	160,371	15,358,529	37,436,850	832,838
Shareholder service fee – Class II (Note 5)	—	1,327,066	1,082,015	—
Shareholder service fee – Class III (Note 5)	37,009	268,836	345,474	154,229
Shareholder service fee – Class IV (Note 5)	—	736,164	293,697	—
Shareholder service fee – Class V (Note 5)	—	470,152	323,397	—
Shareholder service fee – Class VI (Note 5)	—	6,127	1,985,093	—
Audit and tax fees	83,434	98,207	245,968	84,361
Custodian and fund accounting agent fees	143,227	2,517,196	6,414,091	244,654
Legal fees	10,306	53,264	123,673	9,899
Registration fees	6,401	6,435	34,741	368
Transfer agent fees	29,091	89,868	97,527	28,723
Trustees’ fees and related expenses (Note 5)	425	34,659	84,583	1,717
Miscellaneous	14,324	30,086	45,664	4,894

Total expenses	484,588	20,996,589	48,512,773	1,361,683
Fees and expenses reimbursed and/or waived by GMO (Note 5)	(185,530)	(917,960)	(2,740,698)	—

Net expenses	299,058	20,078,629	45,772,075	1,361,683

Net investment income (loss)	421,887	24,223,477	112,638,039	2,650,663

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers (net of foreign capital gains tax) (Note 2)(b)	(2,081,317)	100,867,276	(351,110,421)	(1,916,954)
Investments in affiliated issuers	166	(1,525,524)	(10,250)	685
Realized gain distributions from affiliated issuers (Note 10)	49	57,690	35,383	688
Futures contracts	(12)	(20,424,305)	(2,097)	—
Written options	(415)	220,020	53,298	—
Swap contracts	—	(4,734,695)	(3,644,256)	—
Foreign currency, forward contracts and foreign currency related transactions	(62,423)	(10,677,384)	(15,884,937)	(105,570)

Net realized gain (loss)	(2,143,952)	63,783,078	(370,563,280)	(2,021,151)

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers (net of foreign capital gains tax) (Note 2)(c)	9,019,366	280,796,204	1,743,068,346	23,668,850
Investments in affiliated issuers	—	1,710,488	11,752,546	—
Futures contracts	(696)	2,793,678	(133,506)	—
Written options	(1,260)	(1,716,561)	(363,121)	—
Swap contracts	—	607,160	869,885	—
Foreign currency, forward contracts and foreign currency related transactions	9,251	2,533,525	1,465,131	7,136

Net change in unrealized appreciation (depreciation)	9,026,661	286,724,494	1,756,659,281	23,675,986

Net realized and unrealized gain (loss)	6,882,709	350,507,572	1,386,096,001	21,654,835

Net increase (decrease) in net assets resulting from operations	$7,304,596	$374,731,049	$1,498,734,040	$24,305,498

(a) Withholding tax:	$122,133	$3,450,703	$24,610,746	$1,025,651
(b) Foreign capital gains tax on net realized gain (loss):	$(2,634)	$2,373,459	$(43,841)	$—
(c) Foreign capital gains tax on change in net unrealized appreciation (depreciation):	$—	$4,283,236	$2,589,202	$—

38	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Changes in Net Assets

	Emerging Countries Fund		Emerging Domestic Opportunities Fund
	Year Ended February 28/29,		Year Ended February 28/29,
	2017	2016	2017	2016
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$421,887	$669,599	$24,223,477	$37,658,910
Net realized gain (loss)	(2,143,952)	(4,392,663)	63,783,078	(201,193,676)
Change in net unrealized appreciation (depreciation)	9,026,661	(4,195,093)	286,724,494	(284,441,903)

Net increase (decrease) in net assets from operations	7,304,596	(7,918,157)	374,731,049	(447,976,669)

Distributions to shareholders from:
Net investment income
Class II	—	—	(16,074,541)	(10,957,179)
Class III	(325,047)	(645,110)	(4,625,740)	(5,170,992)
Class IV	—	—	(16,393,890)	(10,726,064)
Class V	—	—	(22,714,666)	(5,385,781)
Class VI	—	—	(301,900)	(8,108,215)

Total distributions from net investment income	(325,047)	(645,110)	(60,110,737)	(40,348,231)

Net realized gains
Class III	—	(346,793)	—	—

Total distributions from net realized gains	—	(346,793)	—	—

Return of capital
Class III	—	(36,830)	—	—

Total distributions from return of capital	—	(36,830)	—	—

Net share transactions (Note 9):
Class II	—	—	(49,674,608)	(46,500,485)
Class III	(146,465)	(8,725,604)	(148,973,139)	(31,379,384)
Class IV	—	—	(551,680,333)	183,384,511
Class V	—	—	584,300,107	130,232,888
Class VI	—	—	4,115,333	(496,894,808)

Increase (decrease) in net assets resulting from net share transactions	(146,465)	(8,725,604)	(161,912,640)	(261,157,278)

Purchase premiums and redemption fees (Notes 2 and 9):
Class II	—	—	666,973	1,063,973
Class III	—	—	189,178	475,127
Class IV	—	—	789,104	986,392
Class V	—	—	627,488	472,320
Class VI	—	—	12,335	648,745

Increase in net assets resulting from purchase premiums and redemption fees	—	—	2,285,078	3,646,557

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	(146,465)	(8,725,604)	(159,627,562)	(257,510,721)

Total increase (decrease) in net assets	6,833,084	(17,672,494)	154,992,750	(745,835,621)

Net assets:
Beginning of period	20,829,956	38,502,450	1,876,124,339	2,621,959,960

End of period	$27,663,040	$20,829,956	$2,031,117,089	$1,876,124,339

Accumulated undistributed net investment income	$—	$—	$—	$911,204

Distributions in excess of net investment income	$(151,286)	$(229,547)	$(26,884,070)	$—

See accompanying notes to the financial statements.	39

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	Emerging Markets Fund		Taiwan Fund
	Year Ended February 28/29,		Year Ended February 28/29,
	2017	2016	2017	2016
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$112,638,039	$166,310,707	$2,650,663	$2,939,946
Net realized gain (loss)	(370,563,280)	(855,974,919)	(2,021,151)	(6,384,991)
Change in net unrealized appreciation (depreciation)	1,756,659,281	(882,990,000)	23,675,986	(19,892,086)

Net increase (decrease) in net assets from operations	1,498,734,040	(1,572,654,212)	24,305,498	(23,337,131)

Distributions to shareholders from:
Net investment income
Class II	(9,908,272)	(14,843,763)	—	—
Class III	(5,175,773)	(9,750,759)	(3,287,415)	(2,538,791)
Class IV	(6,690,386)	(15,521,572)	—	—
Class V	(9,258,670)	(9,715,352)	—	—
Class VI	(78,005,121)	(139,438,918)	—	—

Total distributions from net investment income	(109,038,222)	(189,270,364)	(3,287,415)	(2,538,791)

Net realized gains
Class III	—	—	—	(4,888,939)

Total distributions from net realized gains	—	—	—	(4,888,939)

Net share transactions (Note 9):
Class II	(177,168,152)	(305,210,826)	—	—
Class III	52,256,879	(2,035,123)	11,814,153	4,424,325
Class IV	241,413,390	(429,527,732)	—	—
Class V	(258,808,154)	199,756,734	—	—
Class VI	(1,166,985,719)	(289,122,093)	—	—

Increase (decrease) in net assets resulting from net share transactions	(1,309,291,756)	(826,139,040)	11,814,153	4,424,325

Purchase premiums and redemption fees (Notes 2 and 9):
Class II	1,529,910	2,353,882	—	—
Class III	719,593	1,067,882	258,811	143,473
Class IV	922,716	2,040,543	—	—
Class V	1,099,805	1,030,442	—	—
Class VI	11,065,007	16,113,225	—	—

Increase in net assets resulting from purchase premiums and redemption fees	15,337,031	22,605,974	258,811	143,473

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	(1,293,954,725)	(803,533,066)	12,072,964	4,567,798

Total increase (decrease) in net assets	95,741,093	(2,565,457,642)	33,091,047	(26,197,063)

Net assets:
Beginning of period	4,921,198,399	7,486,656,041	91,548,101	117,745,164

End of period	$5,016,939,492	$4,921,198,399	$124,639,148	$91,548,101

Distributions in excess of net investment income	$(33,369,509)	$(45,634,300)	$(454,704)	$(10,688)

40	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

EMERGING COUNTRIES FUND

	Class III Shares
	Year Ended February 28/29,
	2017(a)		2016(a)	2015(a)	2014(a)		2013(a)
Net asset value, beginning of period	$20.16		$27.39	$27.63	$31.83		$33.09

Income (loss) from investment operations:
Net investment income (loss)(b)†	0.42		0.57	0.66	0.78		0.60
Net realized and unrealized gain (loss)	6.80		(6.84)	0.15	(4.14)		(1.29)

Total from investment operations	7.22		(6.27)	0.81	(3.36)		(0.69)

Less distributions to shareholders:
From net investment income	(0.32)		(0.60)	(1.05)	(0.84)		(0.57)
From net realized gains	—		(0.33)	—	—		—
Return of capital	—		(0.03)	—	—		—

Total distributions	(0.32)		(0.96)	(1.05)	(0.84)		(0.57)

Net asset value, end of period	$27.06		$20.16	$27.39	$27.63		$31.83

Total Return(c)	36.00%		(23.10)%	3.02%	(10.61)%		(2.05)%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$27,663		$20,830	$38,502	$46,055		$134,535
Net expenses to average daily net assets(d)	1.21%		1.31%	1.23%	1.24	%(e)	1.18	%(e)
Net investment income (loss) to average daily net assets(b)	1.71%		2.27%	2.27%	2.66%		1.94%
Portfolio turnover rate	80	%(f)	59%	74%	122%		108%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.75%		0.77%	0.28%	0.43%		0.21%
(a)	Per share amounts were adjusted to reflect a 1:3 reverse stock split effective July 15, 2016.
(b)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests, if any.
(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(e)	The net expense ratio does not include the effect of expense reductions (Note 2).
(f)	The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during the year ended February 28, 2017, including transactions in USTF, was 86% of the average value of its portfolio.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	41

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

EMERGING DOMESTIC OPPORTUNITIES FUND

	Class II Shares								Class III Shares
	Year Ended February 28/29,								Year Ended February 28/29,						Period from June 29, 2012 (commencement of operations) through February 28, 2013
	2017		2016	2015	2014		2013		2017		2016	2015	2014
Net asset value, beginning of period	$19.36		$23.99	$22.55	$24.60		$21.39		$19.35		$23.98	$22.54	$24.59		$21.02

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.25		0.34	0.28	0.26		0.24		0.27		0.36	0.29	0.30		0.05
Net realized and unrealized gain (loss)	3.68		(4.60)	1.55	(1.22)		3.27		3.68		(4.60)	1.55	(1.24)		3.84

Total from investment operations	3.93		(4.26)	1.83	(0.96)		3.51		3.95		(4.24)	1.84	(0.94)		3.89

Less distributions to shareholders:
From net investment income	(0.65)		(0.37)	(0.23)	(0.30)		(0.15)		(0.66)		(0.39)	(0.24)	(0.32)		(0.17)
From net realized gains	—		—	(0.16)	(0.79)		(0.15)		—		—	(0.16)	(0.79)		(0.15)

Total distributions	(0.65)		(0.37)	(0.39)	(1.09)		(0.30)		(0.66)		(0.39)	(0.40)	(1.11)		(0.32)

Net asset value, end of period	$22.64		$19.36	$23.99	$22.55		$24.60		$22.64		$19.35	$23.98	$22.54		$24.59

Total Return(b)	20.62%		(17.91)%	8.18%	(4.01)%		16.47%		20.73%		(17.86)%	8.23%	(3.95)%		18.57	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$603,565		$556,539	$738,035	$621,278		$352,479		$129,068		$242,740	$336,488	$384,757		$104,740
Net expenses to average daily net assets(c)	1.06%		1.07%	1.07%	1.07	%(d)	1.07	%(d)	0.99%		1.00%	1.00%	1.00	%(d)	1.00	%*(d)
Net investment income (loss) to average daily net assets(a)	1.12%		1.51%	1.21%	1.09%		1.05%		1.26%		1.61%	1.26%	1.23%		0.31	%*
Portfolio turnover rate	227	%(e)	250%	204%	274%		247%		227	%(e)	250%	204%	274%		247	%**†††
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.04%		0.04%	0.03%	0.03%		0.03%		0.05%		0.04%	0.03%	0.03%		0.04	%*
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.02		$0.04	$0.03	$0.10		$0.24		$0.02		$0.03	$0.03	$0.09		$0.31

	Class IV Shares								Class V Shares
	Year Ended February 28/29,						Period from May 2, 2012 (commencement of operations) through February 28, 2013		Year Ended February 28/29,				Period from November 29, 2013 (commencement of operations) through February 28, 2014
	2017		2016	2015	2014				2017		2016	2015
Net asset value, beginning of period	$19.36		$24.00	$22.56	$24.60		$22.00		$19.35		$23.98	$22.54	$24.52

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.29		0.36	0.30	0.31		0.14		0.23		0.37	0.31	0.01
Net realized and unrealized gain (loss)	3.67		(4.60)	1.56	(1.23)		2.78		3.73		(4.59)	1.55	(1.20)

Total from investment operations	3.96		(4.24)	1.86	(0.92)		2.92		3.96		(4.22)	1.86	(1.19)

Less distributions to shareholders:
From net investment income	(0.67)		(0.40)	(0.26)	(0.33)		(0.17)		(0.69)		(0.41)	(0.26)	(0.34)
From net realized gains	—		—	(0.16)	(0.79)		(0.15)		—		—	(0.16)	(0.45)

Total distributions	(0.67)		(0.40)	(0.42)	(1.12)		(0.32)		(0.69)		(0.41)	(0.42)	(0.79)

Net asset value, end of period	$22.65		$19.36	$24.00	$22.56		$24.60		$22.62		$19.35	$23.98	$22.54

Total Return(b)	20.80%		(17.84)%	8.29%	(3.88)%		13.34	%**	20.78%		(17.79)%	8.32%	(4.95	)%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$335,225		$745,300	$686,589	$659,592		$518,430		$948,052		$322,379	$255,379	$235,753
Net expenses to average daily net assets(c)	0.95%		0.96%	0.95%	0.95	%(d)	0.95	%*(d)	0.93%		0.94%	0.93%	0.94	%*(d)
Net investment income (loss) to average daily net assets(a)	1.34%		1.61%	1.29%	1.29%		0.71	%*	1.04%		1.65%	1.32%	0.09%
Portfolio turnover rate	227	%(e)	250%	204%	274%		247	%**†††	227	%(e)	250%	204%	274	%**††††
Fees and expenses reimbursed and/ or waived by GMO to average daily net assets:	0.04%		0.04%	0.03%	0.03%		0.04	%*	0.05%		0.04%	0.03%	0.06	%*
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.03		$0.03	$0.03	$0.10		$0.28		$0.03		$0.04	$0.03	$0.02

42	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout the period)

EMERGING DOMESTIC OPPORTUNITIES FUND (continued)

	Class VI Shares
	Year Ended February 28/29,
	2017		2016	2015	2014		2013
Net asset value, beginning of period	$19.41		$24.06	$22.61	$24.65		$21.41

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.27		0.40	0.31	0.36		0.34
Net realized and unrealized gain (loss)	3.72		(4.64)	1.57	(1.28)		3.22

Total from investment operations	3.99		(4.24)	1.88	(0.92)		3.56

Less distributions to shareholders:
From net investment income	(0.64)		(0.41)	(0.27)	(0.33)		(0.17)
From net realized gains	—		—	(0.16)	(0.79)		(0.15)

Total distributions	(0.64)		(0.41)	(0.43)	(1.12)		(0.32)

Net asset value, end of period	$22.76		$19.41	$24.06	$22.61		$24.65

Total Return(b)	20.88%		(17.81)%	8.37%	(3.84)%		16.69%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$15,208		$9,167	$605,469	$546,120		$654,063
Net expenses to average daily net assets(c)	0.90%		0.91%	0.90%	0.90	%(d)	0.90	%(d)
Net investment income (loss) to average daily net assets(a)	1.20%		1.79%	1.34%	1.47%		1.50%
Portfolio turnover rate	227	%(e)	250%	204%	274%		247%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.05%		0.04%	0.03%	0.03%		0.03%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.02		$0.03	$0.03	$0.11		$0.07
(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests, if any.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
(e)	The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during the year ended February 28, 2017, including transactions in USTF, was 271% of the average value of its portfolio.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.
†††	Calculation represents portfolio turnover of the Fund for the year ended February 28, 2013.
††††	Calculation represents portfolio turnover of the Fund for the year ended February 28, 2014.

See accompanying notes to the financial statements.	43

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

EMERGING MARKETS FUND

	Class II Shares								Class III Shares
	Year Ended February 28/29,								Year Ended February 28/29,
	2017(a)		2016(a)	2015(a)	2014(a)		2013(a)		2017(a)		2016(a)	2015(a)	2014(a)		2013(a)
Net asset value, beginning of period	$22.80		$30.48	$30.60	$35.22		$36.30		$22.83		$30.57	$30.69	$35.31		$36.39

Income (loss) from investment operations:
Net investment income (loss)(b)†	0.57		0.72	0.84	0.75		0.66		0.57		0.66	0.81	0.81		0.72
Net realized and unrealized gain (loss)	7.22		(7.59)	0.00 (c)	(4.56)		(1.05)		7.27		(7.56)	0.06	(4.62)		(1.08)

Total from investment operations	7.79		(6.87)	0.84	(3.81)		(0.39)		7.84		(6.90)	0.87	(3.81)		(0.36)

Less distributions to shareholders:
From net investment income	(0.61)		(0.81)	(0.96)	(0.81)		(0.69)		(0.62)		(0.84)	(0.99)	(0.81)		(0.72)
From net realized gains	—		—	—	—		—		—		—	—	—		—

Total distributions	(0.61)		(0.81)	(0.96)	(0.81)		(0.69)		(0.62)		(0.84)	(0.99)	(0.81)		(0.72)

Net asset value, end of period	$29.98		$22.80	$30.48	$30.60		$35.22		$30.05		$22.83	$30.57	$30.69		$35.31

Total Return(d)	34.47%		(22.76)%	2.84%	(10.92)%		(1.00)%		34.67%		(22.80)%	2.91%	(10.87)%		(0.96)%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$498,564		$532,366	$1,000,299	$1,308,100		$2,004,694		$301,786		$189,907	$283,712	$447,963		$970,102
Net expenses to average daily net assets(e)	1.07%		1.09%	1.07%	1.06	%(f)	1.06	%(f)	1.01%		1.04%	1.02%	1.01	%(f)	1.01	%(f)
Net investment income (loss) to average daily net assets(b)	2.08%		2.57%	2.66%	2.33%		1.97%		2.07%		2.45%	2.55%	2.45%		2.12%
Portfolio turnover rate	62	%(g)	104%	94%	98%		119%		62	%(g)	104%	94%	98%		119%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.04%		0.03%	0.03%	0.03%		0.03%		0.03%		0.01%	0.01%	0.01%		0.01%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.09	(a)	$0.10 (a)	$0.11 (a)	$0.10	(a)	$0.07	(a)	$0.09	(a)	$0.10 (a)	$0.11 (a)	$0.11	(a)	$0.09	(a)

	Class IV Shares								Class V Shares
	Year Ended February 28/29,								Year Ended February 28/29,
	2017(a)		2016(a)	2015(a)	2014(a)		2013(a)		2017(a)		2016(a)	2015(a)	2014(a)		2013(a)
Net asset value, beginning of period	$22.65		$30.30	$30.45	$35.04		$36.09		$22.59		$30.24	$30.39	$34.98		$36.03

Income (loss) from investment operations:
Net investment income (loss)(b)†	0.53		0.69	0.84	0.84		0.66		0.61		0.72	0.87	0.78		0.75
Net realized and unrealized gain (loss)	7.24		(7.50)	0.00 (c)	(4.59)		(0.96)		7.15		(7.50)	0.00 (c)	(4.50)		(1.05)

Total from investment operations	7.77		(6.81)	0.84	(3.75)		(0.30)		7.76		(6.78)	0.87	(3.72)		(0.30)

Less distributions to shareholders:
From net investment income	(0.64)		(0.84)	(0.99)	(0.84)		(0.75)		(0.65)		(0.87)	(1.02)	(0.87)		(0.75)
From net realized gains	—		—	—	—		—		—		—	—	—		—

Total distributions	(0.64)		(0.84)	(0.99)	(0.84)		(0.75)		(0.65)		(0.87)	(1.02)	(0.87)		(0.75)

Net asset value, end of period	$29.78		$22.65	$30.30	$30.45		$35.04		$29.70		$22.59	$30.24	$30.39		$34.98

Total Return(d)	34.61%		(22.69)%	2.88%	(10.81)%		(0.81)%		34.67%		(22.67)%	2.93%	(10.74)%		(0.78)%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$582,311		$268,085	$837,963	$748,429		$1,481,411		$110,257		$269,570	$170,125	$406,384		$677,796
Net expenses to average daily net assets(e)	0.96%		0.99%	0.97%	0.96	%(f)	0.96	%(f)	0.91%		0.94%	0.92%	0.91	%(f)	0.91	%(f)
Net investment income (loss) to average daily net assets(b)	1.92%		2.55%	2.64%	2.57%		1.99%		2.24%		2.69%	2.77%	2.39%		2.25%
Portfolio turnover rate	62	%(g)	104%	94%	98%		119%		62	%(g)	104%	94%	98%		119%
Fees and expenses reimbursed and/ or waived by GMO to average daily net assets:	0.03%		0.01%	0.01%	0.01%		0.01%		0.06%		0.04%	0.04%	0.04%		0.04%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.09	(a)	$0.10 (a)	$0.11 (a)	$0.10	(a)	$0.07	(a)	$0.08	(a)	$0.10 (a)	$0.10 (a)	$0.10	(a)	$0.01	(a)

44	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

EMERGING MARKETS FUND (continued)

	Class VI Shares
	Year Ended February 28/29,
	2017(a)		2016(a)	2015(a)		2014(a)		2013(a)
Net asset value, beginning of period	$22.62		$30.30	$30.45		$35.04		$36.12

Income (loss) from investment operations:
Net investment income (loss)(b)†	0.63		0.69	0.90		0.78		0.72
Net realized and unrealized gain (loss)	7.17		(7.50)	(0.03	)(h)	(4.47)		(1.02)

Total from investment operations	7.80		(6.81)	0.87		(3.69)		(0.30)

Less distributions to shareholders:
From net investment income	(0.65)		(0.87)	(1.02)		(0.90)		(0.78)
From net realized gains	—		—	—		—		—

Total distributions	(0.65)		(0.87)	(1.02)		(0.90)		(0.78)

Net asset value, end of period	$29.77		$22.62	$30.30		$30.45		$35.04

Total Return(d)	34.83%		(22.71)%	2.96%		(10.69)%		(0.82)%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$3,524,022		$3,661,271	$5,194,557		$5,220,293		$5,673,002
Net expenses to average daily net assets(e)	0.89%		0.91%	0.89%		0.88	%(f)	0.88	%(f)
Net investment income (loss) to average daily net assets(b)	2.32%		2.61%	2.79%		2.43%		2.12%
Portfolio turnover rate	62	%(g)	104%	94%		98%		119%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.06%		0.04%	0.04%		0.04%		0.04%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.08	(a)	$0.09 (a)	$0.11	(a)	$0.10	(a)	$0.07	(a)
(a)	Per share amounts were adjusted to reflect a 1:3 reverse stock split effective July 15, 2016.
(b)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests, if any.
(c)	Net realized and unrealized gain (loss) was less than $0.01 per share.
(d)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(e)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(f)	The net expense ratio does not include the effect of expense reductions (Note 2).
(g)	The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during the year ended February 28, 2017, including transactions in USTF, was 80% of the average value of its portfolio.
(h)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	45

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

TAIWAN FUND

	Class III Shares
	Year Ended February 28/29,
	2017		2016	2015	2014		2013
Net asset value, beginning of period	$16.97		$22.52	$21.30	$20.43		$21.60

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.49		0.56	0.46	0.17		0.34
Net realized and unrealized gain (loss)	4.11		(4.70)	1.38	0.90		(0.87	)(b)

Total from investment operations	4.60		(4.14)	1.84	1.07		(0.53)

Less distributions to shareholders:
From net investment income	(0.56)		(0.48)	(0.51)	(0.20)		(0.23)
From net realized gains	—		(0.93)	(0.11)	—		(0.41)

Total distributions	(0.56)		(1.41)	(0.62)	(0.20)		(0.64)

Net asset value, end of period	$21.01		$16.97	$22.52	$21.30		$20.43

Total Return(c)	27.53%		(19.02)%	8.75%	5.26%		(2.25)%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$124,639		$91,548	$117,745	$151,393		$56,283
Net expenses to average daily net assets(d)	1.33%		1.33%	1.27%	1.35	%(e)	1.38	%(e)
Net investment income (loss) to average daily net assets(a)	2.58%		2.88%	2.01%	0.82%		1.71%
Portfolio turnover rate	97	%(f)	90%	134%	201%		156%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	—		—	—	—		0.00	%(g)
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.05		$0.03	$0.06	$0.03		$0.04
(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests, if any.
(b)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
(c)	The total return would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(e)	The net expense ratio does not include the effect of expense reductions (Note 2).
(f)	The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during the year ended February 28, 2017, including transactions in USTF, was 109% of the average value of its portfolio.
(g)	Ratio is less than 0.01%.
†	Calculated using average shares outstanding throughout the period.

46	See accompanying notes to the financial statements.

GMO Trust Funds

Notes to Financial Statements

February 28, 2017

1.	Organization

Each of Emerging Countries Fund, Emerging Domestic Opportunities Fund, Emerging Markets Fund and Taiwan Fund (each a “Fund” and collectively the “Funds”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (Funds) and to subdivide Funds into classes. The Funds are advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”).

The Funds may invest in GMO U.S. Treasury Fund and in money market funds unaffiliated with GMO.

The following table provides information about the Funds’ principal investment objectives and benchmarks (if any):

Fund Name	Benchmark	Investment Objective
Emerging Countries Fund	S&P/IFCI Composite Index	Total return in excess of benchmark
Emerging Domestic Opportunities Fund	Not Applicable	Total Return
Emerging Markets Fund	S&P/IFCI Composite Index	Total return in excess of benchmark
Taiwan Fund	MSCI Taiwan Index	Total return in excess of benchmark

Taiwan Fund currently limits subscriptions.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Funds in preparing these financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. dollars.

Portfolio valuation

Exchange-traded securities (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event GMO deems the private market to be a more reliable indicator of market value than the exchange). Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. Cleared derivatives are valued using the price quoted (which may be based on a model) by the relevant clearing house. If an updated quote for a cleared derivative is not available by the time that a Fund calculates its net asset value on any business day, then that derivative will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house. Over-the-counter (“OTC”) derivatives are generally valued at the price determined by an industry standard model. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. Shares of the underlying funds and other open-end registered investment companies are valued at their most recent net asset value. If quotations are not readily available or circumstances make an existing valuation methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in pricing, and in particular fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See the table below for information about securities and derivatives, if any, that were fair valued using methods determined in good faith by or at the direction of the Trustees. The Funds and/or the underlying funds classify such securities as Level 3 (levels defined below). For the year ended February 28, 2017, the Funds did not reduce the value of any of their OTC derivatives contracts, if any, based on the creditworthiness of their counterparties. See Note 4 “Derivative financial instruments” for a further discussion on valuation of derivatives.

The foregoing valuation methodologies are modified for equities that trade in non-U.S. securities markets which close prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equities that underlie futures, options and other derivatives (to the extent the market for those derivatives closes prior to the close of the NYSE). In those cases, the price will generally be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees that are intended to reflect valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Funds, held either directly or through investments in the underlying funds, if any, that were valued using fair value inputs obtained from that independent pricing service as of February 28, 2017. These securities listed on foreign exchanges (including the value of equity securities that underlie futures, options and other

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February 28, 2017

derivatives (to the extent the market for such instruments closes prior to the close of the NYSE)) are classified as Level 2 (levels defined below) in the table below.

“Quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If a market quotation for a security does not involve a bid or an ask, the “quoted price” may be the price provided by a market participant or other third-party pricing source in accordance with the market practice for that security. If an updated quoted price for a security is not available by the time that a Fund calculates its net asset value on any business day, the Fund will generally use the last quoted price so long as GMO believes that the last quoted price continues to represent that security’s fair value.

In the case of derivatives, prices determined by a model may reflect an estimate of the average of bid and ask prices, regardless of whether a Fund has a long position or a short position.

As discussed above, certain of the Funds and underlying funds invest in securities and/or derivatives which may have been fair valued using methods determined in good faith by or at the direction of the Trustees or fair valued using inputs obtained from an independent pricing service. The table below presents securities and/or derivatives on a net basis, based on market values or unrealized appreciation/(depreciation), which will tend to understate the Funds’ exposure. The net aggregate direct and indirect exposure to these valuation methodologies (based on each Fund’s net assets) as of February 28, 2017 is as follows:

Securities and derivatives

Fund Name	Fair valued using methods determined in good faith by or at the direction of the Trustees	Fair valued using inputs obtained from an independent pricing service (Net)
Emerging Countries Fund	<1%	84%
Emerging Domestic Opportunities Fund	—	72%
Emerging Markets Fund	<1%	90%
Taiwan Fund	—	89%

U.S. GAAP requires the Funds to disclose the fair value of their investments in a three-level hierarchy (Levels 1, 2 and 3). The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Funds’ investments. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the fair value hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to the liquidity of investments, could cause a security to be reclassified between levels.

U.S. GAAP requires additional disclosures about fair value measurements for material Level 3 securities and derivatives, if any (determined by each category of asset or liability as compared to a Fund’s total net assets separately identified in the table below). At February 28, 2017, there were no direct material Level 3 classes of investments or derivatives with significant unobservable inputs subject to this additional disclosure.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities; certain U.S. government obligations; derivatives actively traded on a national securities exchange (such as some futures and options); and shares of open-end mutual funds (even if their investments are valued using Level 2 or Level 3 inputs).

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

The types of assets and liabilities categorized in Level 2 generally include cleared derivatives and certain OTC derivatives such as swaps, options, swaptions, and forward currency contracts valued using industry standard models; certain restricted securities valued at the most recent available market or quoted price; certain securities that are valued at the local price and adjusted by applying a premium or discount when the holdings exceed foreign ownership limitations; and certain foreign equity securities that are adjusted based on inputs from an independent pricing service

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Notes to Financial Statements — (Continued)

February 28, 2017

approved by the Trustees, including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE) to reflect estimated valuation changes through the NYSE close.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The types of assets and liabilities categorized in Level 3 generally include, but are not limited to, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange valued at the most recent available market or quoted price; securities in default or bankruptcy proceedings for which there is no current market quotation valued at the most recent available market or quoted price; third-party investment funds where valuations are provided by fund sponsors and which are adjusted for liquidity considerations as well as the timing of the receipt of information; certain equity securities valued based on the last traded exchange price adjusted for the movement in a relevant index; certain securities that are valued using a price from a comparable security related to the same issuer; and certain recently acquired equity securities that have yet to begin trading that are valued at cost.

The following is a summary of the respective levels assigned to the Funds’ direct securities and derivatives, if any, as of February 28, 2017:

Description	Level 1	Level 2	Level 3		Total
Emerging Countries Fund
Asset Valuation Inputs
Common Stocks
Belgium	$21,898	$—	$—		$21,898
Brazil	121,418	261,369	—		382,787
Chile	34,125	2,772	—		36,897
China	826,719	4,968,850	—		5,795,569
Czech Republic	—	20,931	—		20,931
Egypt	—	44,103	—		44,103
Greece	—	185,395	—		185,395
India	354,276	2,657,175	—		3,011,451
Indonesia	42,750	153,476	—		196,226
Malaysia	—	61,794	—		61,794
Mexico	374,202	—	—		374,202
Philippines	—	155,508	—		155,508
Poland	—	8,954	—		8,954
Qatar	—	63,349	—		63,349
Russia	715,189	1,267,519	—		1,982,708
South Africa	—	136,018	—		136,018
South Korea	40,680	3,808,583	—		3,849,263
Taiwan	552,485	5,660,492	0	§	6,212,977
Thailand	—	475,994	—		475,994
Turkey	18,975	1,700,573	—		1,719,548
United Arab Emirates	—	60,872	—		60,872
United Kingdom	—	173,100	—		173,100
Vietnam	—	55,669	—		55,669

TOTAL COMMON STOCKS	3,102,717	21,922,496	0	§	25,025,213

Preferred Stocks
Brazil	162,465	253,564	—		416,029
Russia	—	59,249	—		59,249
South Korea	—	853,936	—		853,936

TOTAL PREFERRED STOCKS	162,465	1,166,749	—		1,329,214

Investment Funds
Thailand	—	150,366	—		150,366
United States	717,973	—	—		717,973

TOTAL INVESTMENT FUNDS	717,973	150,366	—		868,339

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Notes to Financial Statements — (Continued)

February 28, 2017

Description	Level 1	Level 2	Level 3	Total
Emerging Countries Fund (continued)
Asset Valuation Inputs (continued)
Rights/Warrants
Brazil	$—	$—	$1,345	$1,345
Thailand	201	—	—	201

TOTAL RIGHTS/WARRANTS	201	—	1,345	1,546

Short-Term Investments	62,956	—	—	62,956

Total Investments	4,046,312	23,239,611	1,345	27,287,268

Total	$4,046,312	$23,239,611	$1,345	$27,287,268

Liability Valuation Inputs
Derivatives^
Futures Contracts
Equity Risk	$(696)	$—	$—	$(696)

Total	$(696)	$—	$—	$(696)

Emerging Domestic Opportunities Fund
Asset Valuation Inputs
Common Stocks
Belgium	$8,211,751	$—	$—	$8,211,751
Brazil	—	55,258,299	—	55,258,299
China	106,909,785	239,599,075	—	346,508,860
India	—	281,270,364	—	281,270,364
Indonesia	—	35,367,556	—	35,367,556
Malaysia	—	5,624,719	—	5,624,719
Mexico	27,325,090	—	—	27,325,090
Philippines	—	118,896,580	—	118,896,580
Qatar	—	30,830,345	—	30,830,345
Russia	8,421,400	76,754,052	—	85,175,452
South Africa	—	31,175,120	—	31,175,120
South Korea	—	30,859,305	—	30,859,305
Taiwan	—	93,844,741	—	93,844,741
Thailand	—	104,088,855	—	104,088,855
Turkey	—	8,353,061	—	8,353,061
United Arab Emirates	—	34,603,549	—	34,603,549
United Kingdom	—	108,313,372	—	108,313,372
Vietnam	—	31,007,579	—	31,007,579

TOTAL COMMON STOCKS	150,868,026	1,285,846,572	—	1,436,714,598

Preferred Stocks
Brazil	—	49,854,297	—	49,854,297

TOTAL PREFERRED STOCKS	—	49,854,297	—	49,854,297

Investment Funds
Brazil	36,054,788	—	—	36,054,788
China	47,112,060	—	—	47,112,060
Taiwan	104,017,246	—	—	104,017,246
Thailand	—	79,314,208	—	79,314,208
United States	129,524,284	—	—	129,524,284

TOTAL INVESTMENT FUNDS	316,708,378	79,314,208	—	396,022,586

Rights/Warrants
China	—	9,059,896	—	9,059,896

TOTAL RIGHTS/WARRANTS	—	9,059,896	—	9,059,896

50

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Notes to Financial Statements — (Continued)

February 28, 2017

Description	Level 1	Level 2	Level 3	Total
Emerging Domestic Opportunities Fund (continued)
Asset Valuation Inputs (continued)
Mutual Funds
United States	$66,772,614	$—	$—	$66,772,614

TOTAL MUTUAL FUNDS	66,772,614	—	—	66,772,614

Fully Funded Total Return Swaps	—	46,850,399	—	46,850,399

Short-Term Investments	18,949,432	—	—	18,949,432

Total Investments	553,298,450	1,470,925,372	—	2,024,223,822

Derivatives^
Forward Currency Contracts
Foreign Currency Risk	—	6,228,820	—	6,228,820
Futures Contracts
Equity Risk	5,192,414	375,554	—	5,567,968
Swap Contracts
Equity Risk	—	740,882	—	740,882

Total	$558,490,864	$1,478,270,628	$—	$2,036,761,492

Liability Valuation Inputs
Derivatives^
Forward Currency Contracts
Foreign Currency Risk	$—	$(5,739,901)	$—	$(5,739,901)

	$—	$(5,739,901)	$—	$(5,739,901)

Emerging Markets Fund
Asset Valuation Inputs
Common Stocks
Belgium	$1,927,024	$—	$—	$1,927,024
Brazil	—	120,195,296	—	120,195,296
Chile	11,710,725	14,213,118	—	25,923,843
China	110,268,270	911,971,465	686,465	1,022,926,200
Czech Republic	—	7,785,007	—	7,785,007
Egypt	—	7,959,744	—	7,959,744
Greece	—	41,649,868	—	41,649,868
India	28,922,705	580,292,835	—	609,215,540
Indonesia	1,815,450	33,131,374	—	34,946,824
Malaysia	—	9,626,439	—	9,626,439
Mexico	54,161,286	—	—	54,161,286
Philippines	—	41,355,944	—	41,355,944
Poland	—	10,155,356	—	10,155,356
Qatar	—	15,280,363	—	15,280,363
Russia	105,756,237	166,686,888	—	272,443,125
South Africa	—	43,919,987	—	43,919,987
South Korea	4,386,660	685,453,122	—	689,839,782
Sri Lanka	—	1,028,843	—	1,028,843
Taiwan	53,007,448	1,199,476,319	—	1,252,483,767
Thailand	—	111,876,775	—	111,876,775
Turkey	1,758,900	247,361,228	—	249,120,128
United Arab Emirates	—	33,266,398	—	33,266,398
United Kingdom	—	28,923,512	—	28,923,512
Vietnam	—	10,177,380	—	10,177,380

TOTAL COMMON STOCKS	373,714,705	4,321,787,261	686,465	4,696,188,431

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Notes to Financial Statements — (Continued)

February 28, 2017

Description	Level 1	Level 2	Level 3	Total
Emerging Markets Fund (continued)
Asset Valuation Inputs (continued)
Preferred Stocks
Brazil	$5,904,503	$28,687,393	$—	$34,591,896
Russia	66,429	44,275,202	—	44,341,631
South Korea	—	124,838,725	—	124,838,725

TOTAL PREFERRED STOCKS	5,970,932	197,801,320	—	203,772,252

Investment Funds
India	—	—	5,842,567	5,842,567
Russia	—	—	2,083,527	2,083,527
Thailand	—	16,764,433	—	16,764,433
United States	9,569,985	—	—	9,569,985

TOTAL INVESTMENT FUNDS	9,569,985	16,764,433	7,926,094	34,260,512

Rights/Warrants
India	—	—	23,428	23,428
Thailand	109,746	—	—	109,746

TOTAL RIGHTS/WARRANTS	109,746	—	23,428	133,174

Mutual Funds
United States	89,875,673	—	—	89,875,673

TOTAL MUTUAL FUNDS	89,875,673	—	—	89,875,673

Fully Funded Total Return Swaps	—	925,653	—	925,653

Short-Term Investments	15,001,718	—	—	15,001,718

Total Investments	494,242,759	4,537,278,667	8,635,987	5,040,157,413

Derivatives^
Swap Contracts
Equity Risk	—	1,035,331	—	1,035,331

Total	$494,242,759	$4,538,313,998	$8,635,987	$5,041,192,744

Liability Valuation Inputs
Derivatives^
Futures Contracts
Equity Risk	$(133,506)	$—	$—	$(133,506)

	$(133,506)	$—	$—	$(133,506)

Taiwan Fund
Asset Valuation Inputs
Common Stocks
Taiwan	$7,502,068	$110,858,397	$—	$118,360,465

TOTAL COMMON STOCKS	7,502,068	110,858,397	—	118,360,465

Investment Funds
Taiwan	4,831,714	—	—	4,831,714

TOTAL INVESTMENT FUNDS	4,831,714	—	—	4,831,714

Mutual Funds
United States	1,900,066	—	—	1,900,066

TOTAL MUTUAL FUNDS	1,900,066	—	—	1,900,066

Total Investments	14,233,848	110,858,397	—	125,092,245

Total	$14,233,848	$110,858,397	$—	$125,092,245

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Notes to Financial Statements — (Continued)

February 28, 2017

The risks referenced in the tables above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

§	Represents the interest in securities that were determined to have a value of zero at February 28, 2017.
^	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Funds’ net asset values than the uncertainties surrounding inputs for a non-derivative security with the same market value. Excludes purchased options and fully funded total return swaps, if any, which are included in investments.

Investments in other GMO Funds (“underlying funds”) held at year end are classified above as Level 1. For the summary of valuation inputs of the underlying funds, please refer to the underlying funds’ Notes to Financial Statements.

For all Funds for the year ended February 28, 2017, there were no significant transfers between Level 1 and Level 2.

The following is a reconciliation of securities and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 29, 2016	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3†		Transfer out of Level 3†	Balances as of February 28, 2017	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of February 28, 2017
Emerging Countries Fund
Common Stocks
South Africa	$10	$—	$(10)	$—	$—	$—	$—		$—	$—	$—
Right/Warrants
Brazil	—	0	—	—	—	1,345	—		—	1,345	1,345

Total	$10	$0	$(10)	$—	$—	$1,345	$—		$—	$1,345	$1,345

Emerging Markets Fund
Common Stocks
China	$—	$—	$—	$—	$—	$—	$686,465	‡	$—	$686,465	$—
India	27,968,473	—	—	—	—	7,190,875	—		(35,159,348)‡	—	—
Indonesia	39,366	—	—	—	—	94,838	—		(134,204)‡	—	—
South Africa	590	—	(590)	—	—	—	—		—	—	—

Total Common Stocks	$28,008,429	$—	$(590)	$—	$—	$7,285,713	$686,465		$(35,293,552)	$686,465	$—

Investment Funds
China	$369,539	$—	$(381,966)	$—	$(37,678)	$50,105	$—		$—	$—	$—
India	7,348,647	—	—	—	—	(1,506,080)	—		—	5,842,567	(1,506,080)
Poland	185,987	—	(189,544)	—	(282,176)	285,733	—		—	—	—
Russia	3,053,171	—	—	—	—	(969,644)	—		—	2,083,527	(969,644)

Total Investment Funds	$10,957,344	$—	$(571,510)	$—	$(319,854)	$(2,139,886)	$—		$—	$7,926,094	$(2,475,724)

Total	$38,965,773	$—	$(572,100)	$—	$(319,854)	$5,145,827	$686,465		$(35,293,552)	$8,612,559	$(2,475,724)

Rights/Warrants
India	$—	$0	$—	$—	$—	$23,428	$—		$—	$23,428	$23,428

Total	$38,965,773	$0	$(572,100)	$—	$(319,854)	$5,169,255	$686,465		$(35,293,552)	$8,635,987	$(2,452,296)

†	The Funds account for securities and derivatives, if any, transferred into and out of Level 3 at the value at the end of the year.
‡	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.

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GMO Trust Funds

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February 28, 2017

The net aggregate direct and indirect exposure to investments in securities and/or derivatives using Level 3 inputs and presented on a net basis, which will tend to understate the Funds’ exposure, (based on each Fund’s net assets) as of February 28, 2017 were as follows:

Fund Name	Level 3 securities and derivatives
Emerging Countries Fund	< 1%
Emerging Domestic Opportunities Fund	—
Emerging Markets Fund	< 1%
Taiwan Fund	—

Cash

Cash, foreign currency, and due to custodian, if any, on the Statements of Assets and Liabilities consist of cash balances held with the custodian or cash owed.

Due to/from broker

Due to/from broker in the Statements of Assets and Liabilities includes collateral on swap contracts, futures contracts, option contracts and forward currency contracts, if any, and may include marked-to-market amounts related to foreign currency or cash owed.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm Eastern time. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Taxes and distributions

Each Fund has elected to be treated and intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Each Fund intends to distribute its net investment income, if any, and its net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, each Fund makes no provision for U.S. federal income or excise taxes.

The policy of each Fund is to declare and pay dividends of its net investment income, if any, at least annually, although the Funds are permitted to, and will from time to time, declare and pay dividends of net investment income, if any, more frequently. Each Fund also intends to distribute net realized short-term and long-term capital gains, if any, at least annually. In addition, each Fund may, from time to time at their discretion, make unscheduled distributions in advance of large redemptions by shareholders or as otherwise deemed appropriate by a Fund. Typically, all distributions are reinvested in additional shares of each Fund at net asset value, unless GMO or its agents receive and process a shareholder election to receive cash distributions. Distributions to shareholders are recorded by each Fund on the ex-dividend date.

Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States. The foreign withholding rates applicable to a Fund’s investments in certain jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders. Each Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based charges imposed by certain countries in which it invests. Taxes related to capital gains realized during the year ended February 28, 2017, if any, are reflected as part of Net realized gain (loss) in the Statements of Operations. Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of Change in net unrealized appreciation (depreciation) in the Statements of Operations. Transaction-based charges are generally calculated as a percentage of the transaction amount.

Certain Funds have previously filed for and/or may file for additional tax refunds with respect to certain taxes withheld by certain countries. Generally, the amount of such refunds that a Fund reasonably determines are collectible and free from significant contingencies are reflected in a Fund’s net asset value and are reflected as Dividends from unaffiliated issuers in the Statements of Operations. In certain circumstances, a Fund’s receipt of such refunds may cause the Fund and/or its shareholders to be liable for U.S. federal income taxes and interest charges.

Foreign taxes paid by each Fund may be treated, to the extent permissible by the Code (and other applicable U.S. federal tax guidance) and if that Fund so elects, as if paid by U.S. shareholders of that Fund.

54

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will likely reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences for each Fund primarily relate to reasons described in the following table:

Differences related to:	Emerging Countries Fund	Emerging Domestic Opportunities Fund	Emerging Markets Fund	Taiwan Fund
Capital loss carry forwards	X	X	X	X
Derivative contract transactions		X	X
Dividends received from underlying investments	X
Foreign capital gains taxes		X
Foreign currency transactions	X	X	X	X
Late-year ordinary losses	X	X	X	X
Losses on wash sale transactions	X	X	X	X
Partnership interest tax allocations			X
Passive foreign investment company transactions	X	X	X	X
Post-October capital losses	X	X	X	X

The tax character of distributions declared by each Fund to shareholders is as follows:

	Tax year ended February 28, 2017		Tax year ended February 29, 2016

Fund Name	Ordinary Income (including any net short-term capital gain) ($)	Total Distributions ($)	Ordinary Income (including any net short-term capital gain) ($)	Net Long- Term Capital Gain ($)	Return of Capital ($)	Total Distributions ($)
Emerging Countries Fund	325,047	325,047	645,110	346,793	36,830	1,028,733
Emerging Domestic Opportunities Fund	60,110,737	60,110,737	40,348,231	—	—	40,348,231
Emerging Markets Fund	109,038,222	109,038,222	189,270,364	—	—	189,270,364
Taiwan Fund	3,287,415	3,287,415	3,438,210	3,989,520	—	7,427,730

Distributions in excess of a Fund’s tax basis earnings and profits, if significant, are reported in the Funds’ financial statements as a return of capital.

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February 28, 2017

As of February 28, 2017, the components of distributable earnings on a tax basis and certain tax attributes for the Funds consisted of the following:

Fund Name	Undistributed Ordinary Income (including any net short-term capital gain) ($)	Late-Year Ordinary Loss Deferral ($)	Capital Loss Carryforwards ($)	Post- October Capital Losses ($)
Emerging Countries Fund	—	(58,514)	(26,294,111)	(88,590)
Emerging Domestic Opportunities Fund	—	(2,997,678)	(155,974,240)	(29,338,211)
Emerging Markets Fund	—	(5,873,663)	(2,055,231,423)	—
Taiwan Fund	339,237	(248,729)	(6,778,160)	(770,197)

As of February 28, 2017, certain Funds had capital loss carryforwards available to offset future realized gains, if any, to the extent permitted by the Code. Net capital losses recognized in taxable years beginning on or after March 1, 2011 are carried forward without expiration and generally retain their short-term and/or long-term tax character, as applicable. Utilization of the capital loss carryforwards, post-October capital losses, late-year ordinary losses and losses realized subsequent to February 28, 2017, if any, could be subject to further limitations imposed by the Code related to share ownership activity. The Funds’ capital loss carryforwards are as follows:

	Short- Term ($)	Long- Term ($)

Fund Name	No Expiration Date	No Expiration Date
Emerging Countries Fund	(6,104,190)	(20,189,921)
Emerging Domestic Opportunities Fund	(116,712,916)	(39,261,324)
Emerging Markets Fund	(353,404,858)	(1,701,826,565)
Taiwan Fund	(564,457)	(6,213,703)

As of February 28, 2017, the approximate cost for U.S. federal income tax purposes and the aggregate investment-level gross and net unrealized appreciation (depreciation) in the value of investments were as follows:

Fund Name	Aggregate Cost ($)	Gross Unrealized Appreciation ($)	Gross Unrealized (Depreciation) ($)	Net Unrealized Appreciation (Depreciation) ($)
Emerging Countries Fund	26,161,413	2,878,049	(1,752,194)	1,125,855
Emerging Domestic Opportunities Fund	1,895,223,861	172,064,893	(43,064,932)	128,999,961
Emerging Markets Fund	4,700,594,061	551,962,594	(212,399,242)	339,563,352
Taiwan Fund	120,395,546	7,556,189	(2,859,490)	4,696,699

The Funds are subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. United States and non-U.S. tax rules (including the interpretation and application of tax laws) are subject to change. The Funds file tax returns and/or adopt certain tax positions in various jurisdictions. Non-U.S. taxes are provided for based on the Funds’ understanding of the prevailing tax rules of the non-U.S. markets in which they invest. Recently enacted tax rules, including interpretations of tax laws (e.g., guidance pertaining to the U.S. Foreign Account Tax Compliance Act) and tax legislation/initiatives currently under consideration in various jurisdictions, including the U.S., might affect the way the Funds and their investors are taxed prospectively and/or retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Funds are subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns they have filed and the tax positions they have adopted. The Funds’ U.S. federal income tax returns are generally subject to examination by the Internal Revenue Service for a period of three years after they are filed. State, local and/or non-U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction.

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February 28, 2017

Security transactions and related investment income

Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Funds’ policy is that security transactions are generally accounted for on the following business day. GMO may override that policy and a Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when a Fund is informed of the ex-dividend date. Income dividends and capital gain distributions from the underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation-indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Paydown gains and losses on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income in the Statements of Operations. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Funds use the identified cost basis.

Expenses and class allocations

Most of the expenses of the Trust are directly attributable to an individual Fund. Generally, common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses, purchase premiums and redemption fees, if any, and realized and unrealized gains and losses are allocated among the classes of shares of the Funds, if applicable, based on the relative net assets of each class. Shareholder service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. In addition, the Funds may incur fees and expenses indirectly as a shareholder in the underlying funds (see Note 5).

Brown Brothers Harriman & Co. (“BBH”) serves as the Funds’ custodian and fund accounting agent. State Street Bank and Trust Company (“State Street”) serves as the Funds’ transfer agent. Prior to December 31, 2013, State Street’s transfer agent fees may have been reduced by an earnings allowance calculated on the average daily cash balances each Fund maintained in a State Street transfer agent account. Earnings allowances were reported as a reduction of expenses in the Statements of Operations. Effective January 1, 2014, any cash balances maintained at the transfer agent are held in a Demand Deposit Account and interest income earned, if any, is shown as interest income in the Statements of Operations.

Purchases and redemptions of Fund shares

Purchase premiums and redemption fees (if applicable) are paid to and retained by a Fund to help offset estimated portfolio transaction costs and other related costs (e.g., bid to ask spreads, stamp duties and transfer fees) incurred by the Fund (directly or indirectly through investments in underlying funds) as a result of the purchase or redemption by allocating estimated transaction costs to the purchasing or redeeming shareholder. Such fees are recorded as a component of the Funds’ net share transactions. A Fund may impose a new purchase premium and/or redemption fee or modify an existing fee at any time.

Purchase premiums are not charged on reinvestments of dividends or other distributions. Redemption fees apply to all shares of a Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions).

If GMO determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion. GMO also may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of a Fund’s shares if the Fund will not incur transaction costs or will incur reduced transaction costs.

GMO will waive or reduce the purchase premium when securities are used to purchase a Fund’s shares except to the extent that the Fund incurs transaction costs (e.g., stamp duties or transfer fees) in connection with its acquisition of those securities. GMO may waive or reduce redemption fees when a Fund uses portfolio securities to redeem its shares. However, when a substantial portion of a Fund is being redeemed in-kind, the Fund may nonetheless charge a redemption fee equal to known or estimated costs.

Purchase premiums or redemption fees generally will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with the Trust to transmit orders for purchases and redemptions the day after those orders are received.

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February 28, 2017

As of February 28, 2017, the premium on cash purchases and the fee on cash redemptions were as follows:

	Emerging Countries Fund	Emerging Domestic Opportunities Fund	Emerging Markets Fund	Taiwan Fund
Purchase Premium	—	0.80%	0.80%	0.15%
Redemption Fee	—	0.80%	0.80%	0.45%

Recently-issued accounting guidance

In August 2016, Financial Accounting Standards Board (“FASB”) issued a new Accounting Standards Update No. 2016-15, “Statement of Cash Flows (Topic 230), Classification of Certain Cash Receipts and Cash Payments, a consensus of the FASB’s Emerging Issues Task Force” (“ASU 2016-15”). ASU 2016-15 is intended to reduce diversity in practice in how certain transactions are classified in the statement of cash flows. The issues addressed in ASU 2016-15 are: debt prepayment or debt extinguishment costs, settlement of zero-coupon debt instruments, contingent consideration payments made after a business combination, proceeds from the settlement of insurance claims, proceeds from the settlement of corporate-owned life insurance policies, including bank-owned life insurance policies, distributions received from equity method investments, beneficial interests in securitization transactions; and, separately identifiable cash flows and application of the predominance principle. ASU 2016-15 is effective for interim and annual reporting periods beginning after December 15, 2017. GMO is currently evaluating the impact, if any, of this guidance on the Funds’ financial statements and disclosures.

Other matters

Emerging Markets Fund (“EMF”)

Indian regulators alleged in 2002 that EMF violated some conditions under which it was granted permission to operate in India and have restricted some of EMF’s locally held assets pending resolution of the dispute. Although these locally held assets remain the property of EMF, a portion of the assets are not permitted to be withdrawn from EMF’s local custodial account located in India. The amount of restricted assets is small relative to the size of EMF, representing approximately 0.08% of the Fund’s total net assets as of February 28, 2017 and is included within miscellaneous payable within the Statements of Assets and Liabilities. The effect of this claim on the value of the restricted assets, and all matters relating to EMF’s response to these allegations, are subject to the supervision and control of GMO Trust’s Board of Trustees. Any costs in respect of this matter will be borne by EMF.

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February 28, 2017

3.	Investment and other risks

The following chart identifies selected risks associated with each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

	Emerging Countries Fund	Emerging Domestic Opportunities Fund	Emerging Markets Fund	Taiwan Fund
Counterparty Risk	X	X	X	X
Credit Risk		X
Currency Risk	X	X	X	X
Derivatives and Short Sales Risk	X	X	X	X
Focused Investment Risk	X	X	X	X
Fund of Funds Risk	X	X	X	X
Illiquidity Risk	X	X	X	X
Large Shareholder Risk	X	X	X	X
Leveraging Risk	X	X	X	X
Management and Operational Risk	X	X	X	X
Market Disruption and Geopolitical Risk	X	X	X	X
Market Risk – Equities	X	X	X	X
Market Risk – Fixed Income Investments		X
Non-Diversified Funds	X	X	X	X
Non-U.S. Investment Risk	X	X	X	X
Small Company Risk	X	X	X	X

Investing in mutual funds involves many risks. The risks of investing in a particular Fund depend on the types of investments in its portfolio and the investment strategies GMO employs on its behalf. This section does not describe every potential risk of investing in the Funds. Funds could be subject to additional risks because of the types of investments they make and market conditions, which may change over time.

Each Fund that invests in other GMO Funds or other investment companies (collectively, “Underlying Funds”) is exposed to the risks to which the Underlying Funds in which it invests are exposed, as well as the risk that the Underlying Funds will not perform as expected. Therefore, unless otherwise noted, the selected risks summarized below include both direct and indirect risks, and references in this section to investments made by a Fund include those made both directly by the Fund and indirectly by the Fund through Underlying Funds.

An investment in a Fund is not a bank deposit and, therefore, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

• COUNTERPARTY RISK. Funds that enter into contracts with counterparties, such as repurchase or reverse repurchase agreements or OTC derivatives contracts, or that lend their securities run the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund.

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February 28, 2017

In addition, a Fund may suffer losses if a counterparty fails to comply with applicable laws or other requirements. The Funds are not subject to any limits on their exposure to any one counterparty nor to a requirement that counterparties with whom they enter into contracts maintain a specific rating by a nationally recognized rating organization. Counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives. A Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to a Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If a counterparty defaults, the Fund will have contractual remedies (whether or not the obligation is collateralized), but the Fund may be unable to enforce them, thus causing the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because of the longer time during which events may occur that prevent settlement. Counterparty risk also is greater when a Fund has entered into derivatives contracts with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. Funds that use swap contracts are subject, in particular, to the creditworthiness of the counterparties because some types of swap contracts have terms longer than six months (and, in some cases, decades). The creditworthiness of a counterparty may be adversely affected by greater than average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in the collateral may not be perfected or additional collateral may not be promptly posted as required. GMO’s view with respect to a particular counterparty is subject to change. The fact, however, that it changes adversely (whether due to external events or otherwise) does not mean a Fund’s existing transactions with that counterparty will necessarily be terminated or modified. In addition, a Fund may enter into new transactions with a counterparty that GMO no longer considers a desirable counterparty if the transaction is primarily designed to reduce the Fund’s overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lower notional amount or entering into a countervailing trade with the same counterparty).

The Funds also are subject to counterparty risk because they execute their securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Funds could miss investment opportunities or be unable to dispose of investments they would prefer to sell, resulting in losses for the Funds.

Counterparty risk with respect to derivatives has been and will continue to be affected by new rules and regulations relating to the derivatives market. As described under “Derivatives and Short Sales Risk,” some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the Funds’ ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide governmental authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the European Union, the liabilities of such counterparties to the Funds could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

• CREDIT RISK. This is the risk that the issuer or guarantor of a fixed income investment or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner. The market price of a fixed income investment will normally decline as a result of the issuer’s, guarantor’s, or obligor’s failure to meet its payment obligations, or in anticipation of such failure, or the downgrade of the credit rating of the investment. This risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

All fixed income securities are subject to credit risk. Financial strength and solvency of an issuer are the primary factors influencing credit risk. The risk varies depending upon whether the issuer is a corporation, a government or government entity, whether the particular security has a priority over other obligations of the issuer in payment of principal and interest and whether it has any collateral backing or credit enhancement. Credit risk may change over the term of a fixed income security. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations and their fixed income securities, including mortgage-backed and other asset-backed securities, are neither guaranteed nor insured by the U.S. government. These securities are subject to more credit risk than U.S. government securities that

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February 28, 2017

are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). Investments in sovereign or quasi-sovereign debt involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. A governmental entity’s ability and willingness to pay interest and repay principal in a timely manner may be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and political constraints. Investments in quasi-sovereign issuers are subject to the additional risk that the issuer may default independently of its sovereign. Sovereign debt risk is greater for fixed income securities issued or guaranteed by emerging countries.

In many cases, the credit risk of a fixed income security is reflected in its credit ratings, and a Fund holding such a security is subject to the risk that the investment’s rating will be downgraded.

Securities issued by the U.S. government historically have presented minimal credit risk. However, events in 2011 led to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a default in the payment of principal or interest on U.S. government securities would decrease, the value of a Fund’s investments and increase the volatility of a Fund’s portfolio.

The obligations of issuers also may be subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors.

A Fund also is exposed to credit risk on a reference security to the extent it writes protection under credit default swaps. See “Derivatives and Short Sales Risk” for more information regarding risks associated with the use of credit default swaps. The extent to which the market price of a fixed income security changes in response to a credit event depends on many factors and can be difficult to predict. For example, even though the effective duration of a long-term floating rate security is very short, an adverse credit event or a change in the perceived creditworthiness of its issuer could cause its market price to decline much more than its effective duration would suggest.

Credit risk is particularly pronounced for below investment grade securities (commonly referred to as “junk bonds”). The sovereign debt of many non-U.S. governments, including their sub-divisions and instrumentalities, is below investment grade. Many asset-backed securities also are below investment grade. Below investment grade securities have speculative characteristics, often are less liquid than higher quality securities, present a greater risk of default and are more susceptible to real or perceived adverse industry conditions. Investments in distressed or defaulted or other low quality debt securities generally are considered speculative and may involve substantial risks not normally associated with investments in higher quality securities, including adverse business, financial or economic conditions that lead to payment defaults and insolvency proceedings on the part of their issuers. In particular, distressed or defaulted obligations might be repaid, if at all, only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments, and a Fund may incur additional expenses to seek recovery. If GMO’s assessment of the eventual recovery value of a distressed or defaulted debt security proves incorrect, a Fund may lose a substantial portion or all of its investment or may be required to accept cash or instruments worth less than its original investment. In the event of default of sovereign debt, the Funds may be unable to pursue legal action against the issuer.

• CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of a Fund’s investments. Currency risk includes the risk that the currencies in which a Fund’s investments are traded, in which a Fund receives income, or in which a Fund has taken a position, will decline in value relative to the currency in which the Fund is denominated. Currency risk also includes the risk that the currency to which the Fund has obtained exposure through hedging declines in value relative to the currency being hedged, in which event the Fund may realize a loss on both the hedging instrument and the currency being hedged. Currency exchange rates can fluctuate significantly for many reasons. See “Market Disruption and Geopolitical Risk.”

Many of the Funds use derivatives to take currency positions that are under- or over-weighted (in some cases significantly) relative to the currency exposure of their portfolios and their benchmarks. If the exchange rates of the currencies involved do not move as expected, a Fund could lose money on both its holdings of a particular currency and the derivative. See also “Non-U.S. Investment Risk.”

Some currencies are illiquid (e.g., some emerging country currencies), and a Fund may not be able to convert them into U.S. dollars, in which case GMO may decide to purchase U.S. dollars in a parallel market with an unfavorable exchange rate. Exchange rates for many currencies (e.g., some emerging country currencies) are particularly affected by exchange control regulations.

Derivative transactions in foreign currencies (such as futures, forwards, options and swaps) may involve leveraging risk in addition to currency risk, as described under “Leveraging Risk.” In addition, the obligations of counterparties in currency derivative transactions are often not secured by collateral, which increases counterparty risk (see “Counterparty Risk”).

• DERIVATIVES AND SHORT SALES RISK. All of the Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives involve the risk that their value may not change as expected relative to changes in the value of the assets, rates, or indices they are designed to track. Derivatives include futures contracts, forward contracts, foreign currency contracts, swap contracts, contracts for differences, options on securities and indices, options on futures contracts,

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February 28, 2017

options on swap contracts, interest rate caps, floors and collars, reverse repurchase agreements, and other OTC contracts. Derivatives may relate to securities, commodities, currencies, currency exchange rates, interest rates, inflation rates, and indices.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. In particular, a Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed only with the consent of the other party to the contract. If the counterparty defaults, the Fund will still have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments GMO believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after the Fund has incurred the cost of litigation.

A Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., foreign currency forwards), (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require a significant upfront deposit by the Fund unrelated to the derivative’s fundamental fair (or intrinsic) value, or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, a Fund runs a greater risk of not being able to recover what it is owed if the counterparty defaults. Even when derivatives are required by contract to be collateralized, a Fund typically will not receive the collateral for one or more days after the collateral is required to be posted.

The Funds may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Funds. Derivatives risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. In addition, during those periods, a Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives in which it has invested.

Derivatives also present other risks described in this section, including market risk, illiquidity risk, currency risk, credit risk, and counterparty risk. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used may not produce valuations that are consistent with the values a Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when a Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund’s net asset value.

A Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of a Fund, the Funds will not be permitted to trade with that counterparty. In addition, GMO may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures, potentially resulting in losses for the Fund.

Swap contracts and other OTC derivatives are highly susceptible to illiquidity risk (see “Illiquidity Risk”) and counterparty risk (see “Counterparty Risk”). These derivatives are also subject to documentation risk, which is the risk that ambiguities, inconsistencies or errors in the documentation relating to a derivative transaction may lead to a dispute with the counterparty or unintended investment results. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. See “Leveraging Risk.”

A Fund’s use of derivatives may be subject to special tax rules and could generate additional taxable income for shareholders. In addition, the tax treatment of a Fund’s use of derivatives may be unclear because there is little case or other law interpreting the terms of most derivatives or determining their tax treatment. In addition, the Securities and Exchange Commission recently proposed a rule under the 1940 Act regulating the use by registered investment companies of derivatives and many related instruments. That rule, if adopted as proposed, would, among other things, restrict a Fund’s ability to engage in derivatives transactions or so increase the cost of derivatives transactions that a Fund would be unable to implement its investment strategy.

Derivatives Regulation. The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (and some other countries) are implementing similar requirements, which will affect a Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear.

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Transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Funds make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In some ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements, for example, by requiring that funds provide more margin for their cleared derivatives positions. Also, as a general matter, in contrast to a bilateral derivatives position, following a period of notice to a Fund, a clearing member at any time can require termination of an existing cleared derivatives position or an increase in margin requirements above those required at the outset of a transaction. Clearing houses also have broad rights to increase margin requirements for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member because margin for cleared derivatives positions in excess of a clearing house’s margin requirements typically is held by the clearing member (see “Counterparty Risk”). Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Funds and their clearing members generally provides that the clearing members will accept for clearing all cleared derivatives transactions that are within credit limits (specified in advance) for each Fund, the Funds are still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and loss of hedging protection. In addition, the documentation governing the relationship between the Funds and clearing members is drafted by the clearing members and generally is less favorable to the Funds than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Funds in favor of the clearing member for losses the clearing member incurs as the Funds’ clearing member. Also, such documentation typically does not provide the Funds any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks may be more pronounced for cleared derivatives due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Funds. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility.

If a Fund wishes to execute a package of transactions that include a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), the Fund may be unable to execute all components of the package on the swap execution facility. In that case, the Fund would need to trade some components of the package on the swap execution facility and other components in another manner, which could subject the Fund to the risk that some components would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.

The U.S. government and the European Union have adopted mandatory minimum margin requirements for bilateral derivatives. GMO expects that the Funds’ transactions will become subject to variation margin requirements under such rules in 2017 and initial margin requirements under such rules in 2020. Such requirements could increase the amount of margin a Fund needs to provide in connection with its derivatives transactions and, therefore, make derivatives transactions more expensive.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or otherwise limiting liquidity. The implementation of the clearing requirement has increased the costs of derivatives transactions for the Funds, since the Funds have to pay fees to their clearing members and are typically required to post more margin for cleared derivatives than they have historically posted for bilateral derivatives. The costs of derivatives transactions are expected to increase further as clearing members raise their fees to cover the costs of additional capital requirements and other regulatory changes applicable to the clearing members, which will take effect when rules imposing mandatory minimum margin requirements on bilateral swaps, as described above, become effective. These rules and regulations are new and evolving, so their potential impact on the Funds and the financial system are not yet known. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Funds to new kinds of costs and risks.

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Options. The Funds are permitted to write options. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant stock market and underlying securities. The market price of an option also may be adversely affected if the market for the option becomes less liquid. In addition, since an American-style option allows the holder to exercise its rights any time before the option’s expiration, the writer of an American-style option has no control over when it will be required to fulfill its obligations as a writer of the option. (The writer of a European-style option is not subject to this risk because the holder may only exercise the option on its expiration date.) If a Fund writes a call option and does not hold the underlying security or instrument, the Fund’s potential loss is theoretically unlimited.

National securities exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. A Fund, GMO, and other funds advised by GMO will likely constitute such a group. When applicable, these limits restrict a Fund’s ability to purchase or write options on a particular security.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (i.e., options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While a Fund has greater flexibility to tailor an OTC option, OTC options generally expose a Fund to greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary market risks.

Special tax rules apply to a Fund’s transactions in options, which could increase the taxes payable by shareholders. In particular, a Fund’s options transactions potentially could cause a substantial portion of the Fund’s distributions to consist of amounts taxable to shareholders subject to U.S. income tax at ordinary income tax rates. See the Funds’ Prospectus and Statement of Additional Information for more information.

Short Investment Exposure. Some Funds may sell securities or currencies short as part of their investment programs in an attempt to increase their returns or for hedging purposes. Short sales expose a Fund to the risk that it will be required to acquire, convert, or exchange a security or currency to replace the borrowed security or currency when the security or currency sold short has appreciated in value, thus resulting in a loss to the Fund. Purchasing a security or currency to close out a short position can itself cause the price of the security or currency to rise further, thereby exacerbating any losses. A Fund that sells short a security or currency it does not own also may have to pay borrowing fees to a broker and may be required to pay the broker any dividends or interest it receives on a borrowed security.

A Fund also may create short investment exposure by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying investment, pool of investments, index or currency. Short sales of securities or currencies a Fund does not own and “short” derivative positions involve forms of investment leverage, and the amount of the Fund’s potential loss is theoretically unlimited. A Fund is subject to increased leveraging risk and other investment risks described in this “Investment and other risks” section to the extent it sells short securities or currencies it does not own or takes “short” derivative positions.

• FOCUSED INVESTMENT RISK. Funds with investments that are focused in particular countries, regions, sectors, industries or issuers that are subject to the same or similar risk factors and funds with investments whose prices are closely correlated are subject to greater overall risk than funds with investments that are more diversified or whose prices are not as closely correlated.

A Fund that invests in the securities of a small number of issuers has greater exposure to adverse developments affecting those issuers and to a decline in the market price of particular securities than Funds investing in the securities of a larger number of issuers. Securities, sectors, or companies that share common characteristics are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.

Similarly, Funds having a significant portion of their assets in investments tied economically (or related) to a particular geographic region, country (e.g., Taiwan or Japan), or market (e.g., emerging markets), or to sectors within a region, country, or market (e.g., Russian oil) have more exposure to regional and country economic risks than funds making investments throughout the world. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region, and a recession, debt crisis or decline in the value of the currency of one country can spread to other countries. Furthermore, companies in a particular geographic region or country are vulnerable to events affecting other companies in that region or country because they often share common characteristics, are exposed to similar business risks and regulatory burdens, and react similarly to specific economic, market, political or other developments. See also “Non-U.S. Investment Risk”.

• FUND OF FUNDS RISK. Funds that invest in Underlying Funds (including underlying GMO Funds) are exposed to the risk that the Underlying Funds will not perform as expected. The Funds are also indirectly exposed to all of the risks to which the Underlying Funds are exposed.

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Because a Fund bears the fees and expenses of an Underlying Fund in which it invests, absent reimbursement, the Fund will incur additional expenses when investing in an Underlying Fund. In addition, total Fund expenses will increase if a Fund makes a new or further investment in Underlying Funds with higher fees or expenses than the average fees and expenses of the Underlying Funds then in the Fund’s portfolio.

In addition, to the extent a Fund invests in shares of underlying GMO Funds, it is indirectly subject to Large Shareholder Risk because those underlying GMO Funds are more likely to have large shareholders (e.g., other GMO Funds). See “Large Shareholder Risk.”

Investments in ETFs involve the risk that an ETF’s performance may not track the performance of the index the ETF is designed to track. In addition, ETFs often use derivatives to track the performance of the relevant index, and, therefore, investments in those ETFs are subject to the same derivatives risks discussed in “Derivatives and Short Sales Risk”.

A Fund’s investments in one or more Underlying Funds could affect the amount, timing and character of its distributions and could cause the Fund to recognize taxable income in excess of the cash generated by such investments, requiring the Fund in turn to liquidate investments at disadvantageous times to generate cash needed to make required distributions.

• ILLIQUIDITY RISK. Illiquidity risk is the risk that low trading volume, lack of a market maker, large position size, or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents a Fund from selling particular securities or closing derivative positions at desirable prices. In addition to these risks, a Fund is exposed to illiquidity risk when it has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements, writing a put, or closing a short position). To the extent a Fund’s investments include asset-backed securities, distressed, defaulted or other low quality debt securities, emerging country debt securities, securities of companies with smaller market capitalizations or smaller total float adjusted market capitalizations, or emerging market securities, it is subject to increased illiquidity risk. These types of investments can be difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the price at which they were valued when held by the Fund. Illiquidity risk also may be greater in times of financial stress. For example, Inflation-Protected Securities issued by the U.S. Treasury (“TIPS”) have experienced periods of greatly reduced liquidity during disruptions in fixed income markets, such as the events surrounding the bankruptcy of Lehman Brothers in 2008. Less liquid securities are more susceptible than other securities to price declines when market prices decline generally.

A Fund may buy securities that are less liquid than those in its benchmark.

A Fund’s ability to use options as part of its investment program depends on the liquidity of the options market. In addition, that market may not be liquid when a Fund seeks to close out an option position. Also, the hours of trading for options on an exchange may not conform to the hours during which the securities held by a Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the markets for underlying securities that are not immediately reflected in the options markets. If a Fund receives a redemption request and is unable to close out an option it has sold, the Fund may temporarily be leveraged in relation to its assets.

• LARGE SHAREHOLDER RISK. To the extent a large number of shares of a Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will adversely affect the Fund’s performance by forcing the Fund to sell portfolio securities, potentially at disadvantageous prices, to raise the cash needed to satisfy the redemption request. In addition, the Funds and other accounts over which GMO has investment discretion that invest in the Funds are not limited in how often they may purchase or sell Fund shares. The Asset Allocation Funds and separate accounts managed by GMO for its clients hold substantial percentages of the shares of many Funds, and asset allocation decisions by GMO may result in substantial redemptions from (or investments in) those Funds. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments (or invest cash) when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, have adverse tax consequences for Fund shareholders. Additionally, redemptions and/or purchases of shares by a large shareholder and/or a group of shareholders over time potentially limit the use of any capital loss carryforwards to offset future realized capital gains (if any) and other losses that would otherwise reduce distributable net investment income. Large shareholders may limit or prevent a Fund’s use of tax equalization for U.S. federal tax purposes. In addition, to the extent a Fund invests in other GMO Funds subject to large shareholder risk, the Fund is indirectly subject to this risk.

• LEVERAGING RISK. The use of reverse repurchase agreements and other derivatives and securities lending creates leverage (i.e., a Fund’s investment exposures exceed its net asset value). Leverage increases a Fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A Fund’s portfolio also will be leveraged if it borrows money to meet redemption requests or settle investment transactions or if it exercises its right to delay payment on a redemption.

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A Fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, a Fund may perform as if it were leveraged.

• MANAGEMENT AND OPERATIONAL RISK. Each Fund is subject to management risk because it relies on GMO to achieve its investment objective. Each Fund runs the risk that GMO’s investment techniques will fail to produce desired results and cause the Fund to incur significant losses. GMO also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times.

For many Funds, GMO often uses quantitative models as part of its investment process. GMO’s models are not necessarily predictive of future market events and use simplifying assumptions that can limit their effectiveness. In addition, the data on which the models are based is subject to limitations (e.g. inaccuracies, staleness) that could adversely affect a Fund’s performance. The Funds also run the risk that GMO’s assessment of an investment (including a company’s fundamental fair (or intrinsic) value) may be wrong.

There can be no assurance that key GMO personnel will continue to be employed by GMO. The loss of their services could have an adverse impact on GMO’s ability to achieve the Funds’ investment objectives.

The Funds also are subject to the risk of loss as a result of other services provided by GMO and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider. For example, trading delays or errors could prevent a Fund from benefiting from potential investment gains or avoiding losses. In addition, a service provider may be unable to provide a net asset value (“NAV”) for a Fund or share class on a timely basis. GMO is not contractually liable to the Funds for losses associated with operational risk absent its willful misfeasance, bad faith, gross negligence, or reckless disregard of its contractual obligations to provide services to the Funds. Other Fund service providers also have contractual limitations on their liability to the Funds for losses resulting from their errors.

The Funds and their service providers (including GMO) are susceptible to cyber-attacks and technological malfunctions that may have effects that are similar to those of a cyber-attack. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, GMO, a sub-adviser, or a custodian, transfer agent, or other service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect a Fund’s ability to calculate its net asset value, cause the release or misappropriation of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. While GMO has established business continuity plans and systems designed to prevent cyber-attacks, such plans and systems are subject to inherent limitations. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.

• MARKET DISRUPTION AND GEOPOLITICAL RISK. The Funds are subject to the risk that geopolitical and other events (e.g., wars and terrorism) will disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Funds’ investments. Sudden or significant changes in the supply or prices of commodities or other economic inputs (e.g., the marked decline in oil prices that began in late 2014) may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies, or industries, which could significantly reduce the value of a Fund’s investments. Terrorism in the United States and around the world has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. Securities markets may be susceptible to market manipulation (e.g., the manipulation of the London Interbank Offered Rate (LIBOR)) or other fraudulent trading practices, which could disrupt the orderly functioning of markets or reduce the value of investments traded in them, including investments of the Funds. Instances of fraud and other deceptive practices committed by senior management of certain companies in which a Fund invests may undermine GMO’s due diligence efforts with respect to such companies, and if such fraud is discovered, negatively affect the value of the Fund’s investments. In addition, when discovered, financial fraud may contribute to overall market volatility, which can negatively impact a Fund’s investment program. Financial fraud also may impact the rates or indices underlying a Fund’s investments.

While the U.S. government has always honored its credit obligations, a default by the U.S. government (as has been threatened in recent years) would be highly disruptive to the U.S. and global securities markets and could significantly reduce the value of the Funds’ investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could adversely affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. Uncertainty surrounding the sovereign debt of several European Union countries, as well as the continued existence of the European Union itself, has disrupted and may continue to disrupt markets in the United States and around the world. If a country changes its currency or leaves the European Union or if the European Union dissolves, the world’s securities markets likely will be significantly disrupted. Substantial government interventions (e.g., currency controls) also could adversely affect the Funds. War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects

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on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Funds’ investments. During such market disruptions, the Funds’ exposure to the risks described elsewhere in this “Investment and other risks” section will likely increase. Market disruptions, including sudden government interventions, can also prevent the Funds from implementing their investment programs and achieving their investment objectives. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Funds’ derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates, or indices, or to offer them on a more limited basis. To the extent a Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events in that region could have a disproportionate impact on the Fund.

• MARKET RISK. All of the Funds are subject to market risk, which is the risk that the market value of their holdings will decline. Market risks include:

Equities — Funds that invest in equities run the risk that the market price of an equity will decline. That decline may be attributable to factors affecting the issuer, such as poor performance by the company’s management or reduced demand for its goods or services, or to factors affecting a particular industry, such as a decline in demand, labor or raw material shortages, or increased production costs. A decline also may result from general market conditions not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Equities generally have significant price volatility, and their market prices can decline in a rapid or unpredictable manner. If a Fund purchases an equity for less than its fundamental fair (or intrinsic) value as determined by GMO, the Fund runs the risk that the market price of the equity will not appreciate or will decline due to GMO’s incorrect assessment of the equity’s fundamental fair (or intrinsic) value. The market prices of equities trading at high multiples of current earnings often are more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples.

Fixed Income Investments — Funds that invest in fixed income securities (including bonds, notes, bills, synthetic debt instruments, and asset-backed securities) are subject to various market risks. The market price of a fixed income investment can decline due to market-related factors, including rising interest rates and widening credit spreads, or decreased liquidity stemming from the market’s uncertainty about the value of a fixed income investment (or class of fixed income investments). In addition, the market price of fixed income investments with complex structures, such as asset-backed securities, and sovereign and quasi-sovereign debt instruments, can decline due to uncertainty about their credit quality and the reliability of their payment streams. Some fixed income securities also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as was provided by the fixed income security. When interest rates rise, these securities also may be repaid more slowly than anticipated, and the market price of the Fund’s investment may decrease. During periods of economic uncertainty and change, the market price of a Fund’s investments in below investment grade securities (commonly referred to as “junk bonds”) may be particularly volatile. Often below investment grade securities are subject to greater sensitivity to interest rate and economic changes than higher rated bonds and can be more difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the price at which they were valued when held by the Fund. See “Credit Risk” and “Illiquidity Risk” for more information about these risks.

A risk run by each Fund with a significant investment in fixed income securities is that an increase in prevailing interest rates will cause the market price of those securities to decline. The risk associated with increases in interest rates (also called “interest rate risk”) is generally greater for Funds investing in fixed income securities with longer durations. In addition, in managing some Funds, GMO may seek to evaluate potential investments in part by considering the volatility of interest rates. The value of a Fund’s investments may be significantly reduced if GMO’s assessment proves incorrect.

The extent to which a fixed income security’s price changes with changes in interest rates is referred to as interest rate duration, which can be measured mathematically or empirically. A longer-maturity investment generally has longer interest rate duration because the investment’s fixed rate is locked in for a longer period of time. Floating-rate or adjustable-rate securities, however, generally have shorter interest rate durations because their interest rates are not fixed but rather float up and down as interest rates change. Conversely, inverse floating-rate securities have durations that move in the opposite direction from short-term interest rates and thus tend to underperform fixed rate securities when interest rates rise but outperform them when interest rates decline. Fixed income securities paying no interest, such as zero coupon and principal-only securities, are subject to additional interest rate risk.

The market price of inflation-indexed bonds (including TIPS) typically declines during periods of rising real interest rates (i.e., nominal interest rate minus inflation) and increases during periods of declining real interest rates. In some interest rate environments, such as when real interest rates are rising faster than nominal interest rates, the market price of inflation-indexed bonds may decline more than the price of non-inflation-indexed (or nominal) fixed income bonds with similar maturities.

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Generally, when interest rates on short term U.S. Treasury obligations equal or approach zero, a Fund that invests a substantial portion of its assets in U.S. Treasury obligations, such as U.S. Treasury Fund, will have a negative return unless GMO waives or reduces its management fees.

Fixed income securities denominated in foreign currencies also are subject to currency risk. See “Currency Risk”.

In response to government intervention, economic or market developments, or other factors, fixed income markets may experience periods of high volatility, reduced liquidity or both. During those periods, a Fund could have unusually high shareholder redemptions, requiring it to generate cash by selling securities when it would otherwise not do so, including at unfavorable prices. Fixed income investments may be difficult to value during such periods. In recent periods, central banks and governmental financial regulators, including the U.S. Federal Reserve, have maintained historically low interest rates by purchasing bonds. Steps to curtail or “taper” such activities and other actions by central banks or regulators (such as intervention in foreign currency markets or currency controls) could have a material adverse effect on the Funds.

• NON-DIVERSIFIED FUNDS. All of the Funds are not “diversified” investment companies within the meaning of the 1940 Act. This means they are allowed to invest in the securities of relatively few issuers and/or foreign currencies. As a result, they may be subject to greater credit, market and other risks, and poor performance by a single issuer may have a greater impact on their performance, than if they were “diversified.”

• NON-U.S. INVESTMENT RISK. Funds that invest in non-U.S. securities are subject to more risks than Funds that invest only in U.S. securities. Non-U.S. securities markets often include securities of only a small number of companies in a limited number of industries. As a result, the market prices of many of the securities traded on those markets fluctuate more than those of U.S. securities. In addition, issuers of non-U.S. securities often are not subject to as much regulation as U.S. issuers, and the reporting, accounting, custody, and auditing standards to which those issuers are subject differ, in some cases significantly, from U.S. standards. Transactions in non-U.S. securities generally involve higher commission rates, transfer taxes and custodial costs. In addition, some jurisdictions may limit a Fund’s ability to profit from short-term trading (as defined in the relevant jurisdiction).

A Fund may be subject to non-U.S. taxation, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. A Fund may seek a refund of taxes paid, but its efforts may not be successful, in which case the Fund will have incurred additional expenses for no economic benefit. A Fund’s decision to seek a refund is in its sole discretion, and, particularly in light of the cost involved, it may decide not to seek a refund, even if eligible. The outcome of a Fund’s efforts to obtain a refund may be unpredictable. Accordingly, a refund is not typically reflected in a Fund’s net asset value until it is received or until the Fund determines there is a high likelihood the refund will be received. In some cases, the amount of a refund could be material to a Fund’s net assets. Absent a determination that a refund is collectible and free from significant contingencies, such amount is not typically reflected in a Fund’s net assets. For information on possible special Singapore tax consequences of an investment in the Funds, see the Funds’ Prospectus and Statement of Additional Information for more information.

Also, investing in non-U.S. securities exposes a Fund to the risk of nationalization, expropriation, or confiscatory taxation of assets of their issuers, other government involvement in the economy or in the affairs of specific companies or industries (including in the case of wholly or partially state-owned enterprises), adverse changes in investment regulations, capital requirements or exchange controls (which may include suspension of the ability to transfer currency from a country), and adverse political and diplomatic developments, including the imposition of economic sanctions.

In some non-U.S. securities markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. securities markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose a Fund to credit and other risks it does not have in the United States with respect to brokers, custodians, clearing banks or other clearing agents, escrow agents, and issuers. Fluctuations in foreign currency exchange rates also affect the market value of a Fund’s non-U.S. investments (see “Currency Risk”).

The Funds need a license to invest directly in many non-U.S. securities markets. These licenses are often subject to limitations, including maximum investment amounts. Once a license is obtained, a Fund’s ability to continue to invest directly is subject to the risk that the license will be terminated or suspended. If a license to invest in a particular market is terminated or suspended, to obtain exposure to that market the Fund will be required to purchase American Depositary Receipts, Global Depositary Receipts, shares of other funds that are licensed to invest directly, or derivative instruments. The receipt of a non-U.S. license by one of GMO’s clients may preclude other clients, including a Fund, from obtaining a similar license, and this could limit the Fund’s investment opportunities. In addition, the activities of a GMO client could cause the suspension or revocation of a license and thereby limit the Funds’ investment opportunities.

Funds that invest a significant portion of their assets in securities of issuers tied economically to emerging countries (or investments related to emerging markets) are subject to greater non-U.S. investment risk than Funds investing primarily in more developed non-U.S. countries (or markets). The risks of investing in those securities include: greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers of securities in a Fund’s portfolio; greater governmental involvement in the economy or in the affairs of specific companies or industries (including in the case of wholly or partially state-owned

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enterprises); less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on a Fund’s ability to exchange local currencies for U.S. dollars; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; difficulties in obtaining and enforcing legal judgments; and significantly smaller market capitalizations of issuers. In addition, the economies of emerging countries may be predominantly based on only a few industries or dependent on revenues from particular commodities.

• SMALL COMPANY RISK. Companies with smaller market capitalizations may have limited product lines, markets, or financial resources, may lack the competitive strength of larger companies, may have inexperienced managers or may depend on a smaller group of key employees as compared to larger companies. In addition, their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations. Market risk and illiquidity risk are particularly pronounced for securities of these companies.

Temporary Defensive Positions.

Temporary defensive positions are positions that are inconsistent with a Fund’s principal investment strategies and are taken in response to adverse market, economic, political or other conditions. The Funds normally do not take temporary defensive positions. To the extent a Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

4.	Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices that are used, to increase, decrease or adjust elements of the investment exposures of a Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Funds may use derivatives to gain long investment exposure to securities or other assets. For example, a Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Funds also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Funds may use derivatives in an attempt to reduce their investment exposures (which may result in a reduction below zero). A Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that GMO believes is highly correlated with the relevant currency.

The Funds may use derivatives in an attempt to adjust elements of their investment exposures to various securities, sectors, markets, indices, and currencies without actually having to sell existing investments or make new direct investments. For example, if a Fund holds a large proportion of stocks of companies in a particular sector and GMO believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting its investment exposures, a Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currencies in which its equities are traded.

The Funds may use derivatives to effect transactions intended as substitutes for securities lending.

The Funds may have investment exposures in excess of their net assets (i.e., they may be leveraged). A Fund’s foreign currency exposure may differ significantly from the currencies in which its equities are traded.

Certain derivatives transactions that may be used by the Funds, including certain interest rate swaps and certain credit default index swaps, are required to be transacted through a central clearing organization. The Funds hold cleared derivatives transactions, if any, through clearing members, who are members of derivatives clearing houses. Certain other derivatives, including futures and certain options, are transacted on exchanges. The Funds hold exchange-traded derivatives through clearing brokers that are typically members of the exchanges. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing brokers generally can require termination of existing cleared or exchange-traded derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses and exchanges also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of a Fund to pursue its investment strategy. Also, a Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing

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member is willing or able to clear the transaction on the Fund’s behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. See “Investment and other risks” above for further information.

For Funds that held derivatives during the year ended February 28, 2017, the following table shows how the Fund used these derivatives (marked with an X):

Type of Derivative and Objective for Use	Emerging Countries Fund	Emerging Domestic Opportunities Fund	Emerging Markets Fund
Forward currency contracts
Hedge foreign currency exposure in the underlying funds’ investments relative to the U.S. dollar	X	X	X
Futures contracts
Adjust exposure to certain securities markets	X	X	X
Options (Written)
Substitute for direct equity investment	X	X	X
Income enhancement on securities held in the portfolio		X
Swap contracts
Substitute for direct equity investment		X	X
Achieve returns comparable to holding and lending a direct equity position		X	X
Rights and/or warrants
Received as a result of corporate actions	X	X	X

Forward currency contracts

The Funds may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market price of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked-to-market daily using rates supplied by a quotation service and changes in value are recorded by each Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was settled.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose a Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. Forward currency contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Futures contracts

The Funds may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, a Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (and if the futures are traded outside the U.S. and the market for such futures is closed prior to the close of the NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The value of each of the Fund’s futures contracts is marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by each Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statements of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Funds to the risk that they may not be able to enter into a closing

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transaction due to an illiquid market. Futures contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Options

The Funds may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. “Quanto” options are cash-settled options in which the underlying asset (often an index) is denominated in a currency other than the currency in which the option is settled. By purchasing options a Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. A Fund pays a premium for a purchased option. That premium, if any, which is disclosed in the Schedule of Investments, is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. Purchased option contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

The Funds may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies they own or in which they may invest. Writing options alters a Fund’s exposure to the underlying asset by, in the case of a call option, obligating that Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating that Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, a Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that a Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose a Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Written option contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

When an option contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statements of Operations.

For the year ended February 28, 2017, investment activity in options contracts written by the Funds was as follows:

	Puts			Calls

	Principal Amount of Contracts	Number of Contracts	Premiums	Principal Amount of Contracts	Number of Contracts	Premiums
Emerging Countries Fund
Outstanding, beginning of year	—	—	$—	—	8	$3,828
Options written	—	—	—	—	22	17,772
Options bought back	—	—	—	—	(30)	(21,600)
Options expired	—	—	—	—	—	—
Options exercised	—	—	—	—	—	—

Outstanding, end of year	—	—	$—	—	—	$—

Emerging Domestic Opportunities Fund
Outstanding, beginning of year	—	—	$—	—	9,647	$4,967,831
Options written	—	—	—	—	16,582	12,785,715
Options bought back	—	—	—	—	(26,229)	(17,753,546)
Options expired	—	—	—	—	—	—
Options exercised	—	—	—	—	—	—

Outstanding, end of year	—	—	$—	—	—	$—

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	Puts			Calls

	Principal Amount of Contracts	Number of Contracts	Premiums	Principal Amount of Contracts	Number of Contracts	Premiums
Emerging Markets Fund
Outstanding, beginning of year	—	—	$—	—	1,732	$989,969
Options written	—	—	—	—	5,695	4,257,657
Options bought back	—	—	—	—	(7,427)	(5,247,626)
Options expired	—	—	—	—	—	—
Options exercised	—	—	—	—	—	—

Outstanding, end of year	—	—	$—	—	—	$—

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions (and if the market of the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The Funds value OTC options using industry models and inputs provided by primary pricing sources.

Swap contracts

The Funds may directly or indirectly use various swap contracts, including, without limitation, swaps on securities and securities indices, total return swaps, interest rate swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps, municipal swaps, dividend swaps, volatility swaps, correlation swaps and other types of available swaps. A swap contract is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap contract and during the term of the transaction, a Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap contract are included in the fair market value of the swap. The Funds do not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses in the Statements of Operations. A liquidation payment received or made at the termination of the swap contract is recorded as realized gain or loss in the Statements of Operations.

Interest rate swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive interest (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal). Basis swaps are interest rate swaps that involve the exchange of two floating interest rate payments and may involve the exchange of two different currencies.

Total return swap contracts involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or futures contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap contract, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap contracts on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap contracts on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap contracts involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value

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of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Funds price their OTC swap contracts daily using industry standard models that may incorporate quotations from market makers or pricing vendors and record the change in value, if any, as unrealized gain or loss in the Statements of Operations. Gains or losses are realized upon the termination of the swap contracts or reset dates, as appropriate. Cleared swap contracts are valued using the quote (which may be based on a model) published by the relevant clearing house. If an updated quote for a cleared swap contract is not available by the time that a Fund calculates its net asset value on any business day, then that swap contract will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house.

The values assigned to swap contracts may differ significantly from the values realized upon termination, and the differences could be material. Entering into swap contracts involves counterparty credit, legal, and documentation risk that is generally not reflected in the value assigned to the swap contract. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that a Fund has amounts on deposit in excess of amounts owed by that Fund, or that any collateral the other party posts is insufficient or not timely received by a Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. Swap contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Rights and warrants

The Funds may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in the section entitled “Options” above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. Rights and/or warrants outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

As provided by U.S. GAAP, the table below is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Funds (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The following is a summary of the valuations of derivative instruments categorized by risk exposure.

The Effect of Derivative Instruments on the Statements of Assets and Liabilities as of February 28, 2017 and the Statements of Operations for the year ended February 28, 2017^:

The risks referenced in the tables below are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Portfolio valuation” sections for a further discussion of risks.

	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
Emerging Countries Fund
Asset Derivatives
Investments (rights and/or warrants)	$—	$1,546	$—	$—	$—	$1,546

Total	$—	$1,546	$—	$—	$—	$1,546

Derivatives not subject to Master Agreements	$—	$1,546	$—	$—	$—	$1,546

Total subject to Master Agreements	$—	$—	$—	$—	$—	$—

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	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
Emerging Countries Fund (continued)
Liability Derivatives
Unrealized Depreciation on Futures Contracts*	$—	$(696)	$—	$—	$—	$(696)

Total	$—	$(696)	$—	$—	$—	$(696)

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$—	$(696)	$—	$—	$—	$(696)

Net Realized Gain (Loss) on
Investments (rights and/or warrants)	$—	$(198)	$—	$—	$—	$(198)
Futures Contracts	—	(12)	—	—	—	(12)
Written Options	—	(415)	—	—	—	(415)
Forward Currency Contracts	—	—	(59,817)	—	—	(59,817)

Total	$—	$(625)	$(59,817)	$—	$—	$(60,442)

Change in Net Unrealized Appreciation (Depreciation) on
Investments (rights and/or warrants)	$—	$1,994	$—	$—	$—	$1,994
Futures Contracts	—	(696)	—	—	—	(696)
Written Options	—	(1,260)	—	—	—	(1,260)

Total	$—	$38	$—	$—	$—	$38

Emerging Domestic Opportunities Fund
Asset Derivatives
Investments, at value (rights and/or warrants)	$—	$9,059,896	$—	$—	$—	$9,059,896
Investments, at value (Fully Funded total return swaps)	—	46,850,399	—	—	—	46,850,399
Unrealized Appreciation on Forward Currency Contracts	—	—	6,228,820	—	—	6,228,820
Unrealized Appreciation on Futures Contracts	—	5,567,968	—	—	—	5,567,968
Unrealized Appreciation Swap Contracts	—	740,882	—	—	—	740,882

Total	$—	$62,219,145	$6,228,820	$—	$—	$68,447,965

Derivatives not subject to Master Agreements	$—	$9,059,896	$—	$—	$—	$9,059,896

Total subject to Master Agreements	$—	$53,159,249	$6,228,820	$—	$—	$59,388,069

Liability Derivatives
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$(5,739,901)	$—	$—	$(5,739,901)

Total	$—	$—	$(5,739,901)	$—	$—	$(5,739,901)

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$—	$—	$(5,739,901)	$—	$—	$(5,739,901)

Net Realized Gain (Loss) on
Investments (rights and/or warrants)	$—	$(148,619)	$—	$—	$—	$(148,619)
Swap Contracts	—	(4,734,695)	—	—	—	(4,734,695)
Futures Contracts	—	(20,424,305)	—	—	—	(20,424,305)
Written Options	—	220,020	—	—	—	220,020
Forward Currency Contracts	—	—	(7,467,329)	—	—	(7,467,329)

Total	$—	$(25,087,599)	$(7,467,329)	$—	$—	$(32,554,928)

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	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
Emerging Domestic Opportunities Fund (continued)
Change in Net Unrealized Appreciation (Depreciation) on
Investments (rights and/or warrants)	$—	$1,080,887	$—	$—	$—	$1,080,887
Investments (Fully Funded total return swaps)	—	3,410,266	—	—	—	3,410,266
Futures Contracts	—	2,793,678	—	—	—	2,793,678
Written Options	—	(1,716,561)	—	—	—	(1,716,561)
Swap Contracts	—	607,160	—	—	—	607,160
Forward Currency Contracts	—	—	2,520,267	—	—	2,520,267

Total	$—	$6,175,430	$2,520,267	$—	$—	$8,695,697

Emerging Markets Fund
Asset Derivatives
Investments (rights and/or warrants)	$—	$133,174	$—	$—	$—	$133,174
Investments, at value (Fully Funded total return swaps)	—	925,653	—	—	—	925,653
Unrealized Appreciation on Swap Contracts*	—	1,035,331	—	—	—	1,035,331

Total	$—	$2,094,158	$—	$—	$—	$2,094,158

Derivatives not subject to Master Agreements	$—	$133,174	$—	$—	$—	$133,174

Total subject to Master Agreements	$—	$1,960,984	$—	$—	$—	$1,960,984

Liability Derivatives
Unrealized Depreciation on Futures Contracts*	$—	$(133,506)	$—	$—	$—	$(133,506)

Total	$—	$(133,506)	$—	$—	$—	$(133,506)

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$—	$(133,506)	$—	$—	$—	$(133,506)

Net Realized Gain (Loss) on
Investments (rights and/or warrants)	$—	$(121,684)	$—	$—	$—	$(121,684)
Futures Contracts	—	(2,097)	—	—	—	(2,097)
Written Options	—	53,298	—	—	—	53,298
Swap Contracts	—	(3,644,256)	—	—	—	(3,644,256)
Forward Currency Contracts	—	—	(11,856,453)	—	—	(11,856,453)

Total	$—	$(3,714,739)	$(11,856,453)	$—	$—	$(15,571,192)

Change in Net Unrealized Appreciation (Depreciation) on
Investments (rights and/or warrants)	$—	$33,374	$—	$—	$—	$33,374
Investments (Fully Funded total return swaps)	—	20,418	—	—	—	20,418
Futures Contracts	—	(133,506)	—	—	—	(133,506)
Written Options	—	(363,121)	—	—	—	(363,121)
Swap Contracts	—	869,885	—	—	—	869,885

Total	$—	$427,050	$—	$—	$—	$427,050

^	Because the Funds recognize changes in value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.
*	The table includes cumulative unrealized appreciation/depreciation of futures and cleared swap contracts, if any, as reported in the Schedule of Investments. Year end variation margin on open futures and cleared swap contracts, if any, is reported within the Statements of Assets and Liabilities.

Certain Funds are party to International Swaps and Derivatives Association, Inc. Master Agreements, Global Master Repurchase Agreements or other similar types of agreements (collectively, “Master Agreements”) that generally govern the terms of some OTC derivative transactions, repurchase agreements and reverse repurchase agreements. The Master Agreements may include collateral posting terms and netting provisions that apply in the event of a default and/or termination event. Upon the occurrence of such an event, including the bankruptcy or insolvency of the counterparty, the Master Agreements may permit the non-defaulting party to calculate a single net payment to close out applicable transactions.

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February 28, 2017

However, there is no guarantee that the terms of a Master Agreement will be enforceable; for example, when bankruptcy or insolvency laws impose restrictions on or prohibitions against the right of offset. Additionally, the netting and close out provisions of a Master Agreement may not extend to the obligations of the counterparty’s affiliates and across varying types of transactions. Because no such event has occurred, the Funds do not presently have a legally enforceable right of set-off and these amounts have not been offset in the Statements of Assets and Liabilities, but have been presented separately in the table below. Termination events may also include a decline in the net assets of a Fund below a certain level over a specified period of time and may entitle a counterparty to elect to terminate early with respect to some or all the transactions under the Master Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse impact on a Fund’s operations. An estimate of the aggregate net payment, if any, that may need to be made by a Fund in such an event is represented by the unrealized amounts in the tables below. For more information about other uncertainties and risks, see “Investments and other risks” above.

For financial reporting purposes, on the Statements of Assets and Liabilities any cash collateral that has been pledged to cover obligations of the Funds is reported as Due from Broker and any cash collateral received from the counterparty is reported as Due to Broker. Any non-cash collateral pledged by the Funds is noted in the Schedules of Investments. The tables below show the potential effect of netting arrangements made available by the Master Agreements on the financial position of the Funds. For financial reporting purposes, the Funds’ Statements of Assets and Liabilities generally show derivative assets and derivative liabilities (regardless of whether they are subject to netting arrangements) on a gross basis, which reflects the full risks and exposures of the Fund prior to netting. See Note 2 for information on repurchase agreements and reverse repurchase agreements held by the Funds at February 28, 2017, if any.

The tables above present the Funds’ derivative assets and liabilities by type of financial instrument. The following tables present the Funds’ OTC and/or exchange-traded derivative assets and liabilities by counterparty net of amounts that may be available for offset under the Master Agreements by the terms of the agreement and net of the related collateral received or pledged by the Funds as of February 28, 2017:

Emerging Domestic Opportunities Fund

Counterparty	Gross Derivative Assets Subject to Master Agreements	Collateral Received	Derivative Assets/(Liabilities) Available for Offset	Net Amount of Derivative Assets
Barclays Bank plc	$5,470,634	$—	$5,470,634	$—
Goldman Sachs International	47,210,988	—	—	47,210,988
JP Morgan Chase Bank, N.A.	105,974	—	—	105,974
Morgan Stanley & Co. International PLC	758,186	(720,000)	—	38,186
UBS AG	274,319	—	—	274,319

Total	$53,820,101	$(720,000)	$5,470,634	$47,629,467

Counterparty	Gross Derivative Liabilities Subject to Master Agreements	Collateral Pledged	Derivative (Assets)/Liabilities Available for Offset	Net Amount of Derivative Liabilities
Barclays Bank plc	$5,739,901	$(269,267)	$(5,470,634)	$—	*

Total	$5,739,901	$(269,267)	$(5,470,634)	$—

Emerging Markets Fund

Counterparty	Gross Derivative Assets Subject to Master Agreements	Collateral Received	Derivative Assets/(Liabilities) Available for Offset	Net Amount of Derivative Assets
Goldman Sachs International	$925,653	$—	$—	$925,653
Morgan Stanley & Co. International PLC	1,035,331	(1,035,331)	—	—	*

Total	$1,960,984	$(1,035,331)	$—	$925,653

*	The actual collateral received and/or pledged is more than the amount shown.

76

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

The average derivative activity of notional amounts (forward currency contracts, futures contracts and swap contracts), market values (rights and/or warrants), and number of contracts (options) outstanding, based on absolute values, at each month-end, was as follows for the year ended February 28, 2017:

Fund Name	Forward Currency Contracts ($)	Futures Contracts ($)	Swap Contracts ($)		Options (Contracts)	Rights and/or Warrants ($)
Emerging Countries Fund	118,764	23,270	—		1	415
Emerging Domestic Opportunities Fund	649,913,587	244,397,615	40,395,082	*	1,569	6,747,028
Emerging Markets Fund	23,752,784	4,149,817	25,163,081	*	353	209,202

*	Includes fully funded total return swap average derivative activity for the period ended February 28, 2017.

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to each Fund. Management fees are paid monthly at the annual rate equal to the percentage of each Fund’s average daily net assets set forth in the table below:

	Emerging Countries Fund	Emerging Domestic Opportunities Fund	Emerging Markets Fund	Taiwan Fund
Management Fee	0.65%	0.75%	0.75%(1)	0.81%

(1)	Effective January 1, 2017, GMO has contractually agreed to waive the management fee charged to each class of shares of the Fund by 0.10%, from 0.75% to 0.65%. The management fee waiver will continue through at least January 1, 2018.

In addition, each class of shares of the Funds pays GMO directly or indirectly a shareholder service fee for providing client services and reporting, such as performance information, client account information, personal and electronic access to Fund information, access to analysis and explanations of Fund reports, and assistance in maintaining and correcting client-related information. Shareholder service fees are paid monthly equal to the percentage of each applicable Fund’s average daily net assets set forth in the table below:

Fund Name	Class II	Class III	Class IV	Class V	Class VI
Emerging Countries Fund		0.15%
Emerging Domestic Opportunities Fund	0.22%	0.15%	0.105%	0.085%	0.055%
Emerging Markets Fund	0.22%	0.15%	0.105%	0.085%	0.055%
Taiwan Fund		0.15%

For each Fund, other than Emerging Countries Fund and Taiwan Fund, GMO has contractually agreed to reimburse each Fund for its “Specified Operating Expenses” (as defined below). Any such reimbursements are paid to a Fund concurrently with the Fund’s payment of management fees to GMO. For Emerging Countries Fund, GMO has contractually agreed to reimburse the Fund for the portion of its “Specified Operating Expenses” (as defined below) that exceeds 0.35% of the Fund’s average daily net assets.

Subject to the exclusions noted below, “Specified Operating Expenses” means: audit expenses, fund accounting expenses, pricing service expenses, expenses of non-investment related tax services, transfer agency expenses, expenses of non-investment related legal services provided to the Funds by or at the direction of GMO, federal securities law filing expenses, printing expenses, state and federal registration fees and custody expenses; provided, however, that in the case of Emerging Markets Fund, “Specified Operating Expenses” does not include custody expenses, and in the case of Emerging Domestic Opportunities Fund, “Specified Operating Expenses” only includes custody expenses to the extent that they exceed 0.10% of the Fund’s average daily net assets.

77

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

For each Fund that pays GMO a management fee, GMO has contractually agreed to waive or reduce that fee, but not below zero, to the extent necessary to offset the management fees paid to GMO that are directly or indirectly borne by the Fund as a result of the Fund’s direct or indirect investments in other GMO Funds.

For each Fund that charges a shareholder service fee, GMO has contractually agreed to waive or reduce the shareholder service fee charged to holders of each class of shares of the Fund, but not below zero, to the extent necessary to offset the shareholder service fees directly or indirectly borne by the class of shares of the Fund as a result of the Fund’s direct or indirect investments in other GMO Funds.

In addition, for Emerging Markets Fund only, GMO has contractually agreed to waive the shareholder service fees charged to holders of each class of shares of the Fund to the extent necessary to prevent the shareholder service fees borne by each class of shares of the Fund from exceeding the percentage of the class’s average daily net assets as follows: 0.20% for Class II shares, 0.15% for Class III shares, 0.10% of Class IV shares, 0.05% for Class V shares, and 0.02% for Class VI shares.

These contractual waivers and reimbursements will continue through at least June 30, 2017 for each Fund unless the Funds’ Board of Trustees authorizes their modification or termination, or reduces the fee rates paid to GMO under the Fund’s management contract or servicing and supplemental support agreement.

The Funds’ portion of the gross fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any agents unaffiliated with GMO during the year ended February 28, 2017 is shown in the table below and is included in the Statements of Operations.

Fund Name	Independent Trustees and their legal counsel ($)	Agent unaffiliated with GMO ($)
Emerging Countries Fund	425	2
Emerging Domestic Opportunities Fund	34,659	3,380
Emerging Markets Fund	84,583	8,575
Taiwan Fund	1,717	124

Certain Funds incur fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2017 these indirect fees and expenses expressed as a percentage of each Fund’s average daily net assets were as follows:

Fund Name	Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Total Indirect Expenses
Emerging Countries Fund	< 0.001%	0.000%	< 0.001%
Emerging Domestic Opportunities Fund	< 0.001%	0.000%	< 0.001%
Emerging Markets Fund	< 0.001%	0.000%	< 0.001%
Taiwan Fund	< 0.001%	0.000%	< 0.001%

The Funds are permitted to purchase or sell securities from or to certain other GMO funds under specified conditions outlined in procedures adopted by the Trustees. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effectuated at the current market price. During the year ended February 28, 2017, the Funds did not engage in these transactions.

78

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments and including GMO U.S. Treasury Fund, for the year ended February 28, 2017 are noted in the table below:

	Purchases ($)	Purchases ($)	Sales ($)	Sales ($)

Fund Name	U.S. Government Securities	Investments (Non-U.S. Government Securities)	U.S. Government Securities	Investments (Non-U.S. Government Securities)
Emerging Countries Fund	$ —	$20,976,572	$ —	$20,921,968
Emerging Domestic Opportunities Fund	—	5,313,689,581	—	5,550,192,012
Emerging Markets Fund	—	3,971,789,671	—	5,213,643,060
Taiwan Fund	—	124,867,746	—	112,221,420

7.	Guarantees

In the normal course of business the Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Funds. Based on experience, GMO is of the view that the risk of loss to the Funds in connection with the Funds’ indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Funds.

8.	Principal shareholders and related parties as of February 28, 2017

Fund Name*	Number of shareholders that held more than 10% of the outstanding shares of the Fund		Percentage of outstanding shares of the Fund held by those shareholders owning greater than 10% of the outstanding shares of the Fund	Percentage of the shares of the Fund held by senior management of GMO and GMO Trust officers	Percentage of the Fund’s shares held by accounts for which GMO has investment discretion
Emerging Countries Fund	4	†	90.97%	0.35%	45.64%
Emerging Domestic Opportunities Fund	3		35.92%	0.53%	—
Emerging Markets Fund	3	‡	31.39%	0.60%	68.43%
Taiwan Fund	1		100.00%	—	100.00%

*	With the exception of Taiwan Fund, each Fund’s outstanding shares were owned by more than 10 shareholders as of February 28, 2017.
†	One of the shareholders is another fund managed by GMO.
‡	Two of the shareholders are other funds of the Trust.

79

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

9.	Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in the Funds’ shares were as follows:

	Year Ended February 28, 2017		Year Ended February 29, 2016

	Shares	Amount	Shares	Amount
Emerging Countries Fund
Class III:#
Shares sold	59,348	$1,519,166	60,670	$1,588,367
Shares issued to shareholders in reinvestment of distributions	13,360	325,047	47,190	1,028,733
Shares repurchased	(83,312)	(1,990,678)	(480,602)	(11,342,704)

Net increase (decrease)	(10,604)	$(146,465)	(372,742)	$(8,725,604)

Emerging Domestic Opportunities Fund
Class II:
Shares sold	7,485,284	$160,982,074	4,409,709	$89,770,584
Shares issued to shareholders in reinvestment of distributions	697,230	14,510,206	453,085	9,906,715
Shares repurchased	(10,275,533)	(225,166,888)	(6,874,283)	(146,177,784)
Purchase premiums	—	78,467	—	155,838
Redemption fees	—	588,506	—	908,135

Net increase (decrease)	(2,093,019)	$(49,007,635)	(2,011,489)	$(45,436,512)

Class III:
Shares sold	2,933,935	$62,998,906	1,908,289	$37,860,727
Shares issued to shareholders in reinvestment of distributions	222,746	4,625,740	237,017	5,170,993
Shares repurchased	(10,000,083)	(216,597,785)	(3,630,072)	(74,411,104)
Purchase premiums	—	24,572	—	74,988
Redemption fees	—	164,606	—	400,139

Net increase (decrease)	(6,843,402)	$(148,783,961)	(1,484,766)	$(30,904,257)

Class IV:
Shares sold	6,037,293	$129,016,957	11,894,352	$234,416,398
Shares issued to shareholders in reinvestment of distributions	782,540	16,393,889	492,028	10,726,065
Shares repurchased	(30,511,626)	(697,091,179)	(2,501,335)	(61,757,952)
Purchase premiums	—	104,701	—	147,157
Redemption fees	—	684,403	—	839,235

Net increase (decrease)	(23,691,793)	$(550,891,229)	9,885,045	$184,370,903

Class V:
Shares sold	26,717,121	$614,385,969	16,616,084	$334,463,505
Shares issued to shareholders in reinvestment of distributions	1,075,943	22,220,013	247,046	5,385,781
Shares repurchased	(2,550,388)	(52,305,875)	(10,847,820)	(209,616,398)
Purchase premiums	—	58,196	—	71,574
Redemption fees	—	569,292	—	400,746

Net increase (decrease)	25,242,676	$584,927,595	6,015,310	$130,705,208

80

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

	Year Ended February 28, 2017		Year Ended February 29, 2016

	Shares	Amount	Shares	Amount
Emerging Domestic Opportunities Fund (continued)
Class VI:
Shares sold	205,646	$4,338,151	14,135	$305,152
Shares issued to shareholders in reinvestment of distributions	13,943	290,287	344,877	7,625,003
Shares repurchased	(23,501)	(513,105)	(25,054,992)	(504,824,963)
Purchase premiums	—	1,413	—	105,213
Redemption fees	—	10,922	—	543,532

Net increase (decrease)	196,088	$4,127,668	(24,695,980)	$(496,246,063)

Emerging Markets Fund
Class II:#
Shares sold	823,187	$23,902,466	8,660,478	$208,458,170
Shares issued to shareholders in reinvestment of distributions	317,627	8,547,393	430,140	10,635,137
Shares repurchased	(7,873,707)	(209,618,011)	(18,541,178)	(524,304,133)
Purchase premiums	—	206,220	—	829,154
Redemption fees	—	1,323,690	—	1,524,728

Net increase (decrease)	(6,732,893)	$(175,638,242)	(9,450,560)	$(302,856,944)

Class III:#
Shares sold	1,646,735	$50,110,147	2,521,243	$77,353,683
Shares issued to shareholders in reinvestment of distributions	101,508	2,737,447	207,018	5,115,848
Shares repurchased	(20,839)	(590,715)	(3,695,910)	(84,504,654)
Purchase premiums	—	115,197	—	330,713
Redemption fees	—	604,396	—	737,169

Net increase (decrease)	1,727,404	$52,976,472	(967,649)	$(967,241)

Class IV:#
Shares sold	12,277,358	$367,988,726	4,020,625	$115,714,945
Shares issued to shareholders in reinvestment of distributions	106,683	2,851,160	377,883	9,288,060
Shares repurchased	(4,671,454)	(129,426,496)	(20,209,744)	(554,530,737)
Purchase premiums	—	188,279	—	711,055
Redemption fees	—	734,437	—	1,329,488

Net increase (decrease)	7,712,587	$242,336,106	(15,811,236)	$(427,487,189)

Class V:#
Shares sold	3,283,522	$87,142,351	7,056,847	$218,105,434
Shares issued to shareholders in reinvestment of distributions	326,859	8,709,058	349,642	8,560,034
Shares repurchased	(11,837,332)	(354,659,563)	(1,092,476)	(26,908,734)
Purchase premiums	—	107,715	—	300,601
Redemption fees	—	992,090	—	729,841

Net increase (decrease)	(8,226,951)	$(257,708,349)	6,314,013	$200,787,176

Class VI:#
Shares sold	9,646,816	$286,707,394	34,257,356	$929,371,388
Shares issued to shareholders in reinvestment of distributions	2,878,228	76,876,100	5,625,667	138,033,181
Shares repurchased	(55,955,886)	(1,530,569,213)	(49,515,650)	(1,356,526,662)
Purchase premiums	—	1,452,890	—	5,336,294
Redemption fees	—	9,612,117	—	10,776,931

Net increase (decrease)	(43,430,842)	$(1,155,920,712)	(9,632,627)	$(273,008,868)

81

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

	Year Ended February 28, 2017		Year Ended February 29, 2016

	Shares	Amount	Shares	Amount
Taiwan Fund
Class III:
Shares sold	2,602,196	$49,511,671	983,694	$21,651,474
Shares issued to shareholders in reinvestment of distributions	174,377	3,287,415	386,535	7,427,731
Shares repurchased	(2,239,688)	(40,984,933)	(1,202,843)	(24,654,880)
Purchase premiums	—	74,379	—	32,526
Redemption fees	—	184,432	—	110,947

Net increase (decrease)	536,885	$12,072,964	167,386	$4,567,798

#	Shares were adjusted to reflect a 1:3 reverse stock split effective July 15, 2016.

10.	Investments in affiliated companies and other Funds of the Trust

An affiliated company for the purposes of this disclosure is a company in which a Fund has or had direct ownership of at least 5% of the issuer’s voting securities. A summary of the Fund’s transactions involving companies that are or were affiliates during the year ended February 28, 2017 is set forth below:

Affiliate	Value, beginning of period		Purchases	Sales Proceeds	Dividend Income	Value, end of period
Emerging Domestic Opportunities Fund
CMI Ltd.	$5,234,567		$—	$—	$—	$3,202,269
Gayatri Projects Ltd.	17,467,627		—	—	63,000	22,225,368
TICON Industrial Growth Leasehold Property Fund	15,379,869		1,794,633	—	1,187,389	16,408,121
iShares MSCI Philippines ETF	—	*	53,248,659	54,750,079	194,999	—	#

Totals	$38,082,063		$55,043,292	$54,750,079	$1,445,388	$41,835,758

Emerging Markets Fund
Anilana Hotels & Properties Ltd	$1,882,313		$342,799	$—	$—	$1,028,843
Gayatri Projects Ltd	27,968,473		—	—	100,873	35,159,348
Kiri Industries Ltd	1,878,798		230,419	—	—	7,867,156

Totals	$31,729,584		$573,218	$—	$100,873	$44,055,347

*	Security not an affiliate at the beginning of the period.
#	No longer an affiliate as of February 28, 2017.

A summary of the Funds’ transactions in the shares of other funds of GMO Trust during the year ended February 28, 2017 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
Emerging Countries Fund
GMO U.S. Treasury Fund	$5,506	$1,625,475	$1,631,147	$473	$49	$—

Emerging Domestic Opportunities Fund
GMO U.S. Treasury Fund	$35,814,390	$927,236,688	$896,210,000	$179,047	$57,690	$66,772,614

Emerging Markets Fund
GMO U.S. Treasury Fund	$64,084,435	$950,801,488	$925,000,000	$266,207	$35,383	$89,875,673

Taiwan Fund
GMO U.S. Treasury Fund	$20,834	$15,354,354	$13,475,807	$4,010	$688	$1,900,066

82

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and Shareholders of

GMO Emerging Countries Fund, GMO Emerging Domestic Opportunities Fund, GMO Emerging Markets Fund, and GMO Taiwan Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the GMO Emerging Countries Fund, GMO Emerging Domestic Opportunities Fund, GMO Emerging Markets Fund, and GMO Taiwan Fund (the “Funds”) as of February 28, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2017 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP

Boston, Massachusetts

April 26, 2017

83

GMO Trust Funds

(A Series of GMO Trust)

Fund Expenses

February 28, 2017 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2017.

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including purchase premium and redemption fees, if applicable; and (2) ongoing costs, including direct and/or indirect management fees, direct and/or indirect shareholder services fees, and distribution (12b-1) and/or administration fees for Funds with Class M shares, if applicable, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2016 through February 28, 2017.

Actual Expenses

This section of the table for each class below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

This section of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premium and redemption fees. Therefore, this section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual			Hypothetical
	Beginning Account Value September 1, 2016	Ending Account Value February 28, 2017	Expenses Paid During the Period*	Beginning Account Value September 1, 2016	Ending Account Value February 28, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
Emerging Countries Fund
Class III	$1,000.00	$1,072.30	$6.06	$1,000.00	$1,018.94	$5.91	1.18%
Emerging Domestic Opportunities Fund
Class II	$1,000.00	$1,003.20	$5.31	$1,000.00	$1,019.49	$5.36	1.07%
Class III	$1,000.00	$1,003.40	$4.92	$1,000.00	$1,019.89	$4.96	0.99%
Class IV	$1,000.00	$1,003.70	$4.72	$1,000.00	$1,020.08	$4.76	0.95%
Class V	$1,000.00	$1,003.50	$4.62	$1,000.00	$1,020.18	$4.66	0.93%
Class VI	$1,000.00	$1,004.00	$4.47	$1,000.00	$1,020.33	$4.51	0.90%
Emerging Markets Fund
Class II	$1,000.00	$1,060.50	$5.31	$1,000.00	$1,019.64	$5.21	1.04%
Class III	$1,000.00	$1,060.80	$5.06	$1,000.00	$1,019.89	$4.96	0.99%
Class IV	$1,000.00	$1,061.00	$4.75	$1,000.00	$1,020.18	$4.66	0.93%
Class V	$1,000.00	$1,061.10	$4.55	$1,000.00	$1,020.38	$4.46	0.89%
Class VI	$1,000.00	$1,061.10	$4.39	$1,000.00	$1,020.53	$4.31	0.86%
Taiwan Fund
Class III	$1,000.00	$1,090.20	$6.89	$1,000.00	$1,018.20	$6.66	1.33%

*	Expenses are calculated using each class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2017, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

84

GMO Trust Funds

Tax Information for the Tax Year Ended February 28, 2017 (Unaudited)

The following information is being provided in order to meet reporting requirements set forth by the Code and/or to meet state-specific requirements. Shareholders should consult their tax advisors.

With respect to distributions paid, the Funds designate the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year-ended February 28, 2017:

Fund Name	Qualified Dividend Income (non-corporate shareholders)(1)	Foreign Taxes Paid(2) ($)	Foreign Source Income(2) ($)
Emerging Countries Fund	100.00%	116,824	832,430
Emerging Domestic Opportunities Fund	52.52%	7,694,201	46,190,383
Emerging Markets Fund	79.06%	21,432,380	181,358,583
Taiwan Fund	0.00%	1,030,300	5,037,379

(1)	Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.
(2)	The Funds expect to elect to treat foreign taxes attributed to foreign source income from certain of its investments, as if incurred directly by the Funds’ shareholders.

In early 2018, the Funds will notify applicable shareholders of amounts for use in preparing 2017 U.S. federal income tax forms.

85

Trustees and Officers (Unaudited)

The following tables present information regarding each Trustee and officer of the Trust as of February 28, 2017. Each Trustee’s and officer’s year of birth (“YOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Management of the Trust

Independent Trustees

Name and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen	Other Directorships Held in the Past Five Years
Donald W. Glazer YOB: 1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	36	Director, BeiGene Ltd. (biotech research).

Peter Tufano YOB: 1957	Trustee	Since December 2008.	Peter Moores Dean and Professor of Finance, University of Oxford Saïd Business School (as of July 1, 2011); Sylvan C. Coleman Professor of Financial Management, Harvard Business School (1989 – 2011).	36	Trustee of State Street Navigator Securities Lending Trust (5 Portfolios).

Paul Braverman YOB: 1949	Trustee	Since March 2010.	Director of Claren Road Asset Management, LLC (hedge fund) (January 2011 – present); Director of Leerink Swann Holdings, LLC (investment bank) (October 2013 – present); Director of Aesir Capital Management (investment advisor) (November 2012 – present); Director of Kieger (US) Ltd. (investment advisor) (January 2015 – present).	36	Trustee of HIMCO Variable Insurance Trust (27 Portfolios).

Interested Trustee and Officer

Name and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen	Other Directorships Held in the Past Five Years
Joseph B. Kittredge, Jr.[3] YOB: 1954	Trustee; President of the Trust	Trustee since March 2010; President since March 2009; Chief Executive Officer, March 2009 – June 2015.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray, LLP (1988 – 2005).	48	None.

[1]	The Fund Complex includes series of each of GMO Trust and GMO Series Trust. Mr. Kittredge also serves as a Trustee of GMO Series Trust.

[2]	As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. These entities did not pay any legal fees or disbursements to Goodwin during the calendar years ended December 31, 2015 and December 31, 2016. In correspondence with the staff of the SEC (the “Staff”) beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

[3]	Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above and his interest as a member of GMO.

86

Officers

Name and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years*
Joseph B. Kittredge, Jr. YOB: 1954	Trustee and President	Trustee since March 2010; President since March 2009; Chief Executive Officer, March 2009 – June 2015.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (1988 – 2005).

Sheppard N. Burnett YOB: 1968	Chief Executive Officer	Chief Executive Officer since June 2015; Chief Financial Officer, March 2007 – June 2015; Treasurer, November 2006 – June 2015; Assistant Treasurer, September 2004 –November 2006.	Head of Fund Treasury and Tax, Grantham, Mayo, Van Otterloo & Co. LLC (December 2006 – present).

Carly Cushman YOB: 1984	Treasurer, Chief Accounting Officer and Chief Financial Officer	Treasurer and Chief Financial Officer since June 2015; Chief Accounting Officer since May 2014; Assistant Treasurer, September 2013 – June 2015.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (December 2009 – present); Senior Accountant, Renaissance HealthCare (February 2009 – December 2009); Auditor/Senior Auditor, Deloitte & Touche (September 2006 – February 2009).

John L. Nasrah YOB: 1977	Assistant Treasurer and Chief Tax Officer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Betty Maganzini YOB: 1972	Assistant Treasurer	Since September 2013.

Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC

(July 2010 – present); Assistant Treasurer (June 2009 – July 2010), Manager, Fund Administration and Regulatory Affairs (2006 – 2009), Hambrecht & Quist Capital Management LLC.

Mahmoodur Rahman YOB: 1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present).

Cathy Tao YOB: 1974	Assistant Treasurer	Since September 2016.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (October 2007 – present)

Brian Kadehjian YOB: 1974	Assistant Treasurer and Treasury Officer	Assistant Treasurer since February 2015; Treasury Officer since September 2013.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2002 – present).

Douglas Y. Charton YOB: 1982	Chief Legal Officer, Vice President and Clerk	Since August 2015.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (July 2015 – present); Associate, K&L Gates LLP (September 2007 – July 2015).

Megan Bunting YOB: 1978	Vice President and Assistant Clerk	Since September 2013.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2006 – present).

Kevin O’Brien YOB: 1985	Vice President and Assistant Clerk	Since March 2016.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (February 2015 – present); Associate, Dechert LLP (October 2010 – February 2015).

Gregory L. Pottle YOB: 1971	Chief Compliance Officer	Chief Compliance Officer since May 2015; Vice President and Assistant Clerk, November 2006 – November 2015.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (May 2015 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (March 2000 – May 2015).

Claire Wilkinson YOB: 1965	Anti-Money Laundering Officer	Since February 2016.	Compliance Associate, GMO UK Limited (April 2013-present); General Counsel, MVision Private Equity Advisers Limited (November 2009 – January 2013).

*	Each officer of the Trust may also serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser. With the exception of Mr. Kittredge, each officer listed in the table above also serves as an officer of GMO Series Trust.

87

GMO Trust

Annual Report

February 28, 2017

Alpha Only Fund

Benchmark-Free Allocation Fund

Benchmark-Free Fund

Global Asset Allocation Fund

Global Developed Equity Allocation Fund

Global Equity Allocation Fund

Implementation Fund

International Developed Equity Allocation Fund

International Equity Allocation Fund

SGM Major Markets Fund

Special Opportunities Fund

Strategic Opportunities Allocation Fund

For a free copy of the Funds’ proxy voting guidelines, shareholders may call 1-617-346-7646 (collect) or visit the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on GMO’s website at www.gmo.com or on the Securities and Exchange Commission’s website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission’s website at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds have a policy with respect to disclosure of portfolio holdings under which they may also make a complete schedule of portfolio holdings available on GMO’s website at www.gmo.com.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the GMO Trust, which contains a complete discussion of the risks associated with an investment in these Funds and other important information. The GMO Trust prospectus can be obtained at www.gmo.com.

An investment in the Funds is subject to risk, including the possible loss of principal amount invested. There can be no assurance that the Funds will achieve their stated investment objectives. Please see the Funds’ prospectus regarding specific principal risks for each Fund. General risks may include: market risk-equities, management and operational risk, non-U.S. investment risk, small company risk and derivatives risk.

The Funds are distributed by Funds Distributor LLC. Funds Distributor LLC is not affiliated with GMO.

GMO Alpha Only Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Class III shares of GMO Alpha Only Fund returned -2.02% (net) for the fiscal year ended February 28, 2017, as compared with +0.32% for the Citigroup 3 Month Treasury Bill Index.

Although the Fund’s emerging value portfolio had strong performance, non-US developed stocks had a relatively lackluster year. Exacerbating this, the Russell 2000 enjoyed particularly good returns and so, in aggregate, the international and emerging value positions that were we held long underperformed the U.S. equities (Russell 2000 and S&P 500) that were correspondingly held short. The Fund’s long positions in US quality stocks relative to its short position in the S&P 500 also detracted from performance, as quality underperformed.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments at the beginning or end of the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is higher than it otherwise would have been in the absence of such fair value adjustments.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

2

GMO Alpha Only Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Alpha Only Fund Class III Shares and the Citigroup 3-Month Treasury Bill Index

As of February 28, 2017

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2017. All information is unaudited. Performance for classes may vary due to different fees.

3

GMO Alpha Only Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2017 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	88.1%
Short-Term Investments	5.8
Mutual Funds	4.5
Preferred Stocks	1.0
Rights/Warrants	0.0 ^
Futures Contracts	(3.6)
Other	4.2

100.0%

&	In the table above, derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation rather than notional amounts. The Fund’s investment program involves having both long and short investment exposures. The additional short exposures that the Fund has to futures contracts based on notional amounts are (83.1)% of net assets.

^	Rounds to 0.0%.

4

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2017

Shares	Description	Value ($)
	COMMON STOCKS — 88.1%

	Australia — 1.1%
2,174	Amcor Ltd	23,399
15,053	AMP Ltd	56,266
9,534	AusNet Services	11,836
14,897	Australia & New Zealand Banking Group Ltd	352,585
2,039	Bank of Queensland Ltd	18,504
2,469	Bendigo & Adelaide Bank Ltd	23,111
490	Caltex Australia Ltd	10,568
340	CIMIC Group Ltd	9,843
1,531	Coca Cola Amatil Ltd	12,021
8,729	Commonwealth Bank of Australia	550,440
1,954	Crown Resorts Ltd	18,958
5,180	Dexus Property Group (REIT)	37,473
13,053	DUET Group	27,498
8,352	Fortescue Metals Group Ltd	42,283
9,640	GPT Group (The) (REIT)	36,412
2,243	Harvey Norman Holdings Ltd	8,856
9,026	Incitec Pivot Ltd	25,377
2,964	LendLease Group	34,582
12,837	Mirvac Group (REIT)	21,141
13,522	National Australia Bank Ltd	331,668
2,006	Orica Ltd	28,103
4,658	Origin Energy Ltd *	23,319
6,979	QBE Insurance Group Ltd	65,831
2,159	Rio Tinto Ltd	102,359
18,445	South32 Ltd	35,117
12,239	Stockland (REIT)	44,268
6,548	Suncorp Group Ltd	66,527
2,901	Tabcorp Holdings Ltd	9,472
5,075	Tatts Group Ltd	15,785
18,004	Vicinity Centres (REIT)	39,872
1,408	Vocus Group Ltd	4,723
17,029	Westpac Banking Corp	439,785
2,364	Woolworths Ltd	46,657

	Total Australia	2,574,639

	Austria — 0.0%
1,531	Erste Group Bank AG *	44,528
788	OMV AG	30,122
311	Raiffeisen Bank International AG *	6,897
608	voestalpine AG	25,546

	Total Austria	107,093

	Belgium — 0.1%
992	Ageas	37,713
432	Groupe Bruxelles Lambert SA	36,608
1,277	KBC Groep NV	78,150
814	Proximus SADP	23,932
377	Solvay SA	43,871

Shares	Description	Value ($)
	Belgium — continued
177	Umicore SA	9,318

	Total Belgium	229,592

	Brazil — 0.5%
3,200	AES Tiete Energia SA	16,505
12,950	Banco Bradesco SA	135,159
13,400	Banco do Brasil SA	141,910
6,500	Banco Santander Brasil SA	71,501
10,900	BB Seguridade Participacoes SA	99,897
9,000	BR Malls Participacoes SA *	43,020
3,600	Centrais Eletricas Brasileiras SA *	24,807
6,500	Cia Siderurgica Nacional SA *	24,946
5,100	EDP-Energias do Brasil SA	22,438
2,700	Fibria Celulose SA	23,092
46,400	Petroleo Brasileiro SA *	236,942
1,900	Porto Seguro SA	17,629
2,900	Sul America SA	18,070
13,200	Tim Participacoes SA	41,329
20,100	Vale SA	209,982

	Total Brazil	1,127,227

	Chile — 0.2%
50,170	AES Gener SA	19,117
369	Banco de Credito e Inversiones	19,963
1,027,871	Banco Santander Chile	56,366
1,237	Cia Cervecerias Unidas SA	14,637
46,218	Colbun SA	9,097
19,480	Empresas CMPC SA	43,489
7,091	Empresas COPEC SA	73,767
448,369	Enel Americas SA	87,243
306,029	Enel Chile SA	31,490
2,564,954	Itau CorpBanca	20,665
4,777	Latam Airlines Group SA *	48,610

	Total Chile	424,444

	China — 3.9%
383,000	Agricultural Bank of China Ltd – Class H	176,529
54,000	Alibaba Health Information Technology Ltd *	23,713
120,000	Alibaba Pictures Group Ltd *	20,088
19,000	Anhui Conch Cement Co Ltd – Class H	66,149
8,000	ANTA Sports Products Ltd	24,204
1,238,000	Bank of China Ltd – Class H	626,391
136,000	Bank of Communications Co Ltd – Class H	108,398
24,000	Beijing Capital International Airport Co Ltd – Class H	25,719
8,000	Beijing Enterprises Holdings Ltd	41,843
99,000	Belle International Holdings Ltd	68,162
137,000	China Cinda Asset Management Co Ltd – Class H	53,999
139,000	China CITIC Bank Corp Ltd – Class H	95,423

See accompanying notes to the financial statements.	5

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Shares	Description	Value ($)
	China — continued
34,000	China Coal Energy Co Ltd – Class H *	17,981
69,000	China Communications Construction Co Ltd – Class H	89,032
40,000	China Communications Services Corp Ltd – Class H	26,709
21,000	China Conch Venture Holdings Ltd	41,616
1,311,000	China Construction Bank Corp – Class H	1,079,400
52,000	China Everbright Bank Co Ltd – Class H	26,327
14,000	China Everbright Ltd	27,769
64,000	China Evergrande Group	48,037
46,000	China Galaxy Securities Co Ltd – Class H	45,071
78,000	China Huarong Asset Management Co Ltd – Class H *	30,612
62,000	China Jinmao Holdings Group Ltd	19,250
116,000	China Life Insurance Co Ltd – Class H	353,444
21,000	China Mengniu Dairy Co Ltd	41,287
61,000	China Merchants Bank Co Ltd – Class H	162,208
20,000	China Merchants Holdings Co Ltd – Class H	55,766
92,000	China Minsheng Banking Corp Ltd – Class H	104,920
95,500	China Mobile Ltd	1,053,373
48,000	China National Building Material Co Ltd – Class H	35,002
30,000	China Oilfield Services Ltd – Class H	29,881
60,000	China Overseas Land & Investment Ltd	184,527
41,000	China Pacific Insurance Group Co Ltd – Class H	150,103
398,000	China Petroleum & Chemical Corp – Class H	308,508
55,000	China Power International Development Ltd	21,318
30,500	China Railway Construction Corp Ltd – Class H	43,123
62,000	China Railway Group Ltd – Class H	54,157
44,000	China Resources Land Ltd	120,045
29,079	China Resources Power Holdings Co Ltd	52,627
53,000	China Shenhua Energy Co Ltd – Class H	110,900
30,000	China Southern Airlines Co Ltd – Class H	19,505
25,200	China Taiping Insurance Holdings Co Ltd *	58,963
216,000	China Telecom Corp Ltd – Class H	101,582
94,000	China Unicom Hong Kong Ltd	114,292
20,500	China Vanke Co Ltd – Class H	51,457
42,000	Chongqing Rural Commercial Bank Co Ltd – Class H	29,483
68,000	CITIC Ltd	97,686
33,500	CITIC Securities Co Ltd – Class H	71,593
278,000	CNOOC Ltd	328,872
26,000	COSCO SHIPPING Ports Ltd	28,957
87,000	Country Garden Holdings Co Ltd	62,295
65,000	CRRC Corp Ltd – Class H	62,335
42,000	Dongfeng Motor Group Co Ltd – Class H	49,803
31,000	Far East Horizon Ltd	29,824
40,500	Fosun International Ltd	63,643
8,000	Fuyao Glass Industry Group Co Ltd – Class H	24,911

Shares	Description	Value ($)
	China — continued
217,000	GCL-Poly Energy Holdings Ltd *	29,621
21,200	GF Securities Co Ltd – Class H	46,680
202,000	GOME Electrical Appliances Holding Ltd	28,098
48,500	Great Wall Motor Co Ltd – Class H	59,560
44,000	Guangdong Investment Ltd	59,943
16,000	Guangzhou Automobile Group Co Ltd – Class H	26,833
16,000	Guangzhou R&F Properties Co Ltd – Class H	22,091
20,000	Haier Electronics Group Co Ltd	36,789
10,000	Haitian International Holdings Ltd	21,040
48,000	Haitong Securities Co Ltd – Class H	87,855
11,500	Hengan International Group Co Ltd	98,155
368,000	HengTen Networks Group Ltd *	9,057
66,000	Huaneng Power International Inc – Class H	45,030
15,800	Huatai Securities Co Ltd – Class H	32,223
1,150,000	Industrial & Commercial Bank of China Ltd – Class H	753,547
20,000	Jiangsu Expressway Co Ltd – Class H	26,383
19,000	Jiangxi Copper Co Ltd – Class H	31,999
50,000	Kunlun Energy Co Ltd	43,439
112,000	Lenovo Group Ltd	67,175
22,500	Longfor Properties Co Ltd	35,993
12,100	New China Life Insurance Co Ltd – Class H	59,550
109,000	People’s Insurance Co Group of China Ltd (The) – Class H	44,764
72,000	PICC Property & Casualty Co Ltd – Class H	109,944
32,000	Shandong Weigao Group Medical Polymer Co Ltd – Class H	19,250
48,000	Shanghai Electric Group Co Ltd – Class H *	24,837
8,000	Shanghai Industrial Holdings Ltd	22,325
20,000	Shimao Property Holdings Ltd	28,706
50,000	Sino-Ocean Land Holdings Ltd	24,836
20,500	Sinopec Engineering Group Co Ltd – Class H	18,636
54,000	Sinopec Shanghai Petrochemical Co Ltd – Class H	32,689
34,000	Sinotrans Ltd – Class H	15,371
34,500	SOHO China Ltd	17,861
37,000	Sun Art Retail Group Ltd	35,669
32,000	Sunac China Holdings Ltd	33,277
32,000	Tingyi Cayman Islands Holding Corp	35,872
4,000	Tsingtao Brewery Co Ltd – Class H	18,386
89,000	Want Want China Holdings Ltd	57,255
16,000	Weichai Power Co Ltd – Class H	28,172
24,000	Zhejiang Expressway Co Ltd – Class H	26,992
34,000	Zijin Mining Group Co Ltd – Class H	12,845
12,600	ZTE Corp – Class H	20,520

	Total China	9,108,080

	Colombia — 0.0%
76,893	Ecopetrol SA *	34,660

6	See accompanying notes to the financial statements.

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Shares	Description	Value ($)
	Colombia — continued
3,655	Grupo de Inversiones Suramericana SA	45,656

	Total Colombia	80,316

	Czech Republic — 0.0%
2,515	CEZ AS	44,387
4,446	Moneta Money Bank AS *	14,864

	Total Czech Republic	59,251

	Denmark — 0.1%
20	AP Moeller – Maersk A/S – Class A	30,996
18	AP Moeller – Maersk A/S – Class B	29,268
281	Carlsberg A/S – Class B	24,664
3,504	Danske Bank A/S	116,793
451	DONG Energy A/S *	16,578
4,344	TDC A/S *	23,342
604	Tryg A/S	11,222

	Total Denmark	252,863

	Egypt — 0.0%
10,519	Commercial International Bank Egypt SAE	47,704
15,874	Talaat Moustafa Group	7,786

	Total Egypt	55,490

	Finland — 0.2%
338	Elisa Oyj	11,261
2,377	Fortum Oyj	36,448
603	Metso Oyj	17,781
444	Neste Oyj	15,454
29,697	Nokia Oyj	152,048
618	Nokian Renkaat Oyj	24,289
222	Orion Oyj – Class B	10,941
2,275	Sampo Oyj – A Shares	103,560
2,948	Stora Enso Oyj – R Shares	31,615
2,716	UPM-Kymmene Oyj	64,415

	Total Finland	467,812

	France — 2.1%
321	Accor SA	12,687
9,361	ArcelorMittal *	82,370
9,870	AXA SA	233,110
5,392	BNP Paribas SA	315,488
4,677	Bollore SA	18,143
551	Bouygues SA	21,253
2,886	Carrefour SA	68,943
300	Casino Guichard-Perrachon SA	15,868
2,541	Cie de Saint-Gobain	121,860
927	Cie Generale des Etablissements Michelin	104,375
917	CNP Assurances	16,993
5,718	Credit Agricole SA	69,166

Shares	Description	Value ($)
	France — continued
1,400	Electricite de France SA	13,726
7,819	Engie SA	95,668
212	Eurazeo SA	13,092
934	Eutelsat Communications SA	18,379
169	Fonciere Des Regions (REIT)	13,916
215	Gecina SA (REIT)	27,355
189	ICADE (REIT)	13,477
192	Imerys SA	15,500
1,119	Klepierre (REIT)	41,561
631	Lagardere SCA	15,868
6,594	LVMH Moet Hennessy Louis Vuitton SE	1,324,607
5,036	Natixis SA	27,495
10,153	Orange SA	152,980
1,689	Peugeot SA *	32,194
976	Publicis Groupe SA	65,848
978	Renault SA	86,810
1,617	Rexel SA	26,162
5,903	Sanofi	509,181
2,861	Schneider Electric SE	193,848
873	SCOR SE	31,560
1,855	SES SA	37,880
3,905	Societe Generale SA	173,568
1,664	Suez	24,951
11,466	TOTAL SA	572,107
505	Unibail-Rodamco SE (REIT)	115,072
2,576	Vinci SA	185,716
2,619	Vivendi SA	46,114
75	Wendel SA	8,300

	Total France	4,963,191

	Germany — 1.6%
2,326	Allianz SE (Registered)	405,113
231	Axel Springer SE	12,072
4,674	BASF SE	434,840
1,685	Bayerische Motoren Werke AG	150,464
5,417	Commerzbank AG	41,294
4,900	Daimler AG (Registered)	355,970
16,661	Deutsche Bank AG (Registered)	287,691
7,019	Deutsche Bank AG (Registered) *	138,300
1,250	Deutsche Lufthansa AG (Registered)	18,301
10,183	E.ON SE	78,985
865	Evonik Industries AG	27,740
223	Fraport AG Frankfurt Airport Services Worldwide	13,951
323	Hannover Rueck SE	36,440
359	HUGO BOSS AG	24,688
1,024	K+S AG (Registered)	23,915
819	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Registered)	154,707
1,186	ProSiebenSat.1 Media SE	47,507

See accompanying notes to the financial statements.	7

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Shares	Description	Value ($)
	Germany — continued
207	RTL Group SA	15,915
1,696	RWE AG *	24,153
8,751	SAP AG	815,176
3,894	Siemens AG (Registered)	506,223
3,978	Telefonica Deutschland Holding AG	17,443
86	Volkswagen AG	13,026
2,372	Vonovia SE	82,574

	Total Germany	3,726,488

	Greece — 0.1%
20,075	Eurobank Ergasias SA *	13,350
558	FF Group *	10,915
2,050	Hellenic Telecommunications Organization SA	18,388
91,585	National Bank of Greece SA *	23,233
3,480	OPAP SA	31,272
109,298	Piraeus Bank SA *	21,131

	Total Greece	118,289

	Hong Kong — 0.5%
19,000	BOC Hong Kong Holdings Ltd	75,058
6,000	Cathay Pacific Airways Ltd	8,807
13,699	Cheung Kong Property Holding Ltd	93,144
14,000	CK Hutchison Holdings Ltd	172,923
12,000	First Pacific Co Ltd	8,788
5,000	Hang Lung Group Ltd	20,759
12,000	Hang Lung Properties Ltd	30,286
3,900	Hang Seng Bank Ltd	79,919
6,000	Henderson Land Development Co Ltd	34,844
14,000	HK Electric Investments & HK Electric Investments Ltd	12,266
7,000	HKT Trust & HKT Ltd	9,338
6,000	Hongkong Land Holdings Ltd	40,945
3,000	Hysan Development Co Ltd	13,988
1,300	Jardine Matheson Holdings Ltd	80,670
3,500	Kerry Properties Ltd	10,726
32,000	Li & Fung Ltd	14,256
3,000	MTR Corp Ltd	15,859
30,000	New World Development Co Ltd	39,268
8,000	NWS Holdings Ltd	14,571
23,000	PCCW Ltd	14,022
7,000	Power Assets Holdings Ltd	62,798
16,000	Sino Land Co Ltd	27,848
12,000	SJM Holdings Ltd	9,846
7,000	Sun Hung Kai Properties Ltd	102,271
3,000	Swire Pacific Ltd – Class A	30,881
6,200	Swire Properties Ltd	18,643
7,000	Wharf Holdings Ltd (The)	55,457
4,000	Wheelock & Co Ltd	25,979
4,000	Yue Yuen Industrial Holdings Ltd	14,883

	Total Hong Kong	1,139,043

Shares	Description	Value ($)
	Hungary — 0.0%
558	MOL Hungarian Oil & Gas Plc	38,256
1,854	OTP Bank Plc	53,826

	Total Hungary	92,082

	India — 1.2%
754	ACC Ltd	15,917
9,898	Ambuja Cements Ltd	33,857
26,056	Axis Bank Ltd	197,275
9,806	Bharat Heavy Electricals Ltd	23,794
7,896	Bharat Petroleum Corp Ltd	79,146
15,571	Bharti Airtel Ltd	85,947
8,846	Bharti Infratel Ltd	37,618
7,002	Cairn India Ltd	29,766
10,625	Coal India Ltd	51,187
510	Container Corp Of India Ltd	9,295
4,948	GAIL India Ltd	38,298
4,390	HCL Technologies Ltd	55,203
17,345	Hindalco Industries Ltd	47,810
3,394	Hindustan Petroleum Corp Ltd	27,377
8,187	Housing Development Finance Corp Ltd	167,971
8,600	ICICI Bank Ltd Sponsored ADR	70,520
21,163	Idea Cellular Ltd	36,420
14,749	IDFC Bank Ltd	13,797
4,616	Indiabulls Housing Finance Ltd	60,090
28,400	Infosys Ltd Sponsored ADR	429,976
26,400	ITC Ltd	103,297
4,942	Larsen & Toubro Ltd	108,667
4,683	Mahindra & Mahindra Financial Services Ltd	20,401
5,814	Mahindra & Mahindra Ltd	113,927
25,693	NTPC Ltd	62,751
20,033	Oil & Natural Gas Corp Ltd	58,051
10,460	Power Finance Corp	21,297
20,168	Reliance Industries Ltd	373,699
418	Siemens Ltd	7,568
24,134	State Bank of India	97,100
24,607	Tata Motors Ltd	168,135
6,360	Tata Motors Ltd – Class A DVR	26,245
18,504	Tata Power Co Ltd	22,884
4,690	Tata Steel Ltd	33,887
3,914	Tech Mahindra Ltd	28,783
16,178	Vedanta Ltd	62,619
9,453	Wipro Ltd	68,954

	Total India	2,889,529

	Indonesia — 0.4%
224,300	Adaro Energy Tbk PT	28,433
315,500	Astra International Tbk PT	193,436
52,300	Bank Danamon Indonesia Tbk PT	19,387
145,500	Bank Mandiri Persero Tbk PT	122,818

8	See accompanying notes to the financial statements.

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Shares	Description	Value ($)
	Indonesia — continued
116,200	Bank Negara Indonesia Persero Tbk PT	54,320
173,000	Bank Rakyat Indonesia Persero Tbk PT	154,675
7,500	Gudang Garam Tbk PT	36,970
101,100	Hanjaya Mandala Sampoerna Tbk PT	29,287
24,600	Indocement Tunggal Prakarsa Tbk PT	27,883
68,400	Indofood Sukses Makmur Tbk PT	41,514
83,600	Media Nusantara Citra Tbk PT	10,392
170,000	Perusahaan Gas Negara Persero Tbk PT	35,962
46,200	Semen Indonesia Persero Tbk PT	33,273
26,200	United Tractors Tbk PT	48,387
62,600	XL Axiata Tbk PT *	14,015

	Total Indonesia	850,752

	Ireland — 0.0%
95,825	Bank of Ireland *	22,716

	Israel — 0.1%
80	Azrieli Group Ltd	3,979
5,701	Bank Hapoalim BM	35,141
7,744	Bank Leumi Le-Israel BM *	33,953
10,565	Bezeq The Israeli Telecommunication Corp Ltd	18,869
2,729	Israel Chemicals Ltd	11,628
2,638	Teva Pharmaceutical Industries Ltd	92,797
400	Teva Pharmaceutical Industries Ltd Sponsored ADR	14,008

	Total Israel	210,375

	Italy — 0.5%
5,953	Assicurazioni Generali SPA	85,150
2,101	Atlantia SPA	49,193
2,739	CNH Industrial NV	25,367
38,804	Enel SPA	166,535
12,946	Eni SPA	199,721
582	EXOR NV	27,564
2,420	Fiat Chrysler Automobiles NV *	26,465
64,570	Intesa Sanpaolo SPA	150,344
4,986	Intesa Sanpaolo SPA – RSP	11,083
3,030	Mediobanca SPA	24,285
2,800	Poste Italiane SPA	17,985
32,449	Saipem SPA *	14,814
12,469	Snam SPA	49,653
51,528	Telecom Italia SPA *	41,584
32,254	Telecom Italia SPA – RSP *	21,383
8,067	Terna Rete Elettrica Nazionale SPA	37,350
9,614	UniCredit SPA	128,955
5,769	UnipolSai SPA	12,243

	Total Italy	1,089,674

Shares	Description	Value ($)
	Japan — 3.5%
600	AEON Financial Service Co Ltd	11,611
400	Aeon Mall Co Ltd	6,145
1,000	Aisin Seiki Co Ltd	49,685
400	Alfresa Holdings Corp	7,206
900	Amada Holdings Co Ltd	10,168
6,000	ANA Holdings Inc	17,938
6,000	Aozora Bank Ltd	22,504
5,000	Asahi Glass Co Ltd	40,813
6,000	Asahi Kasei Corp	58,469
2,000	Bank of Kyoto Ltd (The)	16,293
200	Benesse Holdings Inc	6,146
3,300	Bridgestone Corp	131,688
5,400	Canon Inc	157,494
700	Central Japan Railway Co	114,590
4,000	Chiba Bank Ltd (The)	27,964
2,200	Chubu Electric Power Co Inc	29,018
900	Chugoku Bank Ltd (The)	14,369
1,500	Chugoku Electric Power Co Inc (The)	16,540
6,300	Concordia Financial Group Ltd	33,543
800	Credit Saison Co Ltd	15,198
3,000	Dai Nippon Printing Co Ltd	32,660
5,500	Dai-ichi Life Insurance Co Ltd (The)	103,421
3,100	Daiichi Sankyo Co Ltd	70,690
1,000	Daiwa House Industry Co Ltd	27,443
7	Daiwa House REIT Investment Corp	18,203
8,000	Daiwa Securities Group Inc	50,715
200	DeNA Co Ltd	4,503
800	Eisai Co Ltd	44,910
800	Electric Power Development Co Ltd	18,813
600	FANUC Corp	117,837
3,000	Fuji Electric Co Ltd	16,570
2,000	Fuji Heavy Industries Ltd	74,835
2,200	FUJIFILM Holdings Corp	85,101
4,000	Fukuoka Financial Group Inc	18,668
2,100	Hachijuni Bank Ltd (The)	13,260
400	Hakuhodo DY Holdings Inc	4,924
600	Hankyu Hanshin Holdings Inc	20,102
1,400	Hino Motors Ltd	16,238
100	Hirose Electric Co Ltd	13,418
3,000	Hiroshima Bank Ltd (The)	14,175
100	Hisamitsu Pharmaceutical Co Inc	5,379
200	Hitachi Chemical Co Ltd	5,643
200	Hitachi Construction Machinery Co Ltd	4,647
25,000	Hitachi Ltd	137,621
900	Hokuriku Electric Power Co	8,903
5,400	Honda Motor Co Ltd	167,278
500	Idemitsu Kosan Co Ltd	16,111
4,000	IHI Corp *	12,437
400	Iida Group Holdings Co Ltd	6,770
1,800	Inpex Corp	17,898

See accompanying notes to the financial statements.	9

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Shares	Description	Value ($)
	Japan — continued
1,800	Isetan Mitsukoshi Holdings Ltd	23,052
3,000	Isuzu Motors Ltd	40,093
7,600	ITOCHU Corp	110,059
1,300	J Front Retailing Co Ltd	19,976
600	Japan Airlines Co Ltd	19,607
2,200	Japan Post Bank Co Ltd	27,565
2,400	Japan Post Holdings Co Ltd	30,784
4	Japan Prime Realty Investment Corp (REIT)	15,889
7	Japan Real Estate Investment Corp (REIT)	38,582
13	Japan Retail Fund Investment Corp (REIT)	26,149
1,100	JGC Corp	19,722
1,000	JSR Corp	17,104
1,200	JTEKT Corp	20,368
10,800	JX Holdings Inc	51,485
1,000	Kamigumi Co Ltd	9,383
1,000	Kaneka Corp	7,822
3,600	Kansai Electric Power Co Inc (The) *	39,924
7,000	Kawasaki Heavy Industries Ltd	21,936
9,300	KDDI Corp	243,032
1,500	Kirin Holdings Co Ltd	25,877
4,700	Komatsu Ltd	112,982
2,400	Konica Minolta Inc	23,148
700	Kuraray Co Ltd	10,635
500	Kurita Water Industries Ltd	11,932
1,600	Kyocera Corp	87,970
500	Kyowa Hakko Kirin Co Ltd	7,493
900	Kyushu Financial Group Inc	6,159
200	Lawson Inc	13,803
8,400	Marubeni Corp	54,380
1,100	Marui Group Co Ltd	15,197
300	Maruichi Steel Tube Ltd	9,502
3,000	Mazda Motor Corp	41,949
4,680	Mebuki Financial Group Inc	20,610
900	Medipal Holdings Corp	14,852
2,500	Mitsubishi Chemical Holdings Corp	19,223
7,700	Mitsubishi Electric Corp	173,821
9,800	Mitsubishi Electric Corp	143,677
1,000	Mitsubishi Gas Chemical Co Inc	21,081
16,000	Mitsubishi Heavy Industries Ltd	63,152
600	Mitsubishi Materials Corp	19,920
3,600	Mitsubishi Motors Corp	23,265
1,200	Mitsubishi Tanabe Pharma Corp	24,704
64,900	Mitsubishi UFJ Financial Group Inc	429,364
2,400	Mitsubishi UFJ Lease & Finance Co Ltd	13,269
8,700	Mitsui & Co Ltd	133,175
3,000	Mitsui Fudosan Co Ltd	67,881
6,000	Mitsui OSK Lines Ltd	19,778
200	Mixi Inc	8,681
122,700	Mizuho Financial Group Inc	228,974
2,600	MS&AD Insurance Group Holdings Inc	88,054

Shares	Description	Value ($)
	Japan — continued
9,000	NEC Corp	22,432
600	Nikon Corp	9,173
7	Nippon Building Fund Inc (REIT)	39,160
2,000	Nippon Electric Glass Co Ltd	12,425
4,000	Nippon Express Co Ltd	20,639
4,100	Nippon Steel & Sumitomo Metal Corp	100,785
3,500	Nippon Telegraph & Telephone Corp	148,048
9,000	Nippon Yusen KK	19,838
12,260	Nissan Motor Co Ltd	120,631
500	Nisshin Seifun Group Inc	7,531
100	Nissin Foods Holdings Co Ltd	5,602
500	NOK Corp	11,439
18,500	Nomura Holdings Inc	119,559
700	Nomura Real Estate Holdings Inc	11,874
14	Nomura Real Estate Master Fund Inc (REIT)	20,983
440	Nomura Research Institute Ltd	15,202
2,400	NSK Ltd	34,217
2,000	OJI Holdings Corp	9,580
6,700	ORIX Corp	104,252
10,000	Osaka Gas Co Ltd	38,620
4,100	Panasonic Corp	44,990
11,200	Resona Holdings Inc	62,550
3,600	Ricoh Co Ltd	31,404
300	Rohm Co Ltd	19,377
200	Sankyo Co Ltd	7,079
1,100	SBI Holdings Inc	15,390
1,000	Sega Sammy Holdings Inc	14,718
1,500	Seiko Epson Corp	33,550
2,100	Sekisui Chemical Co Ltd	34,689
3,100	Sekisui House Ltd	49,573
10,000	Shinsei Bank Ltd	18,245
3,000	Shizuoka Bank Ltd (The)	26,345
1,000	Showa Shell Sekiyu KK	10,084
1,800	Sompo Japan Nipponkoa Holdings Inc	67,288
900	Sony Financial Holdings Inc	15,814
8,000	Sumitomo Chemical Co Ltd	44,628
6,000	Sumitomo Corp	80,647
2,000	Sumitomo Electric Industries Ltd	32,580
3,000	Sumitomo Heavy Industries Ltd	21,203
2,000	Sumitomo Metal Mining Co Ltd	27,785
6,800	Sumitomo Mitsui Financial Group Inc	264,909
1,700	Sumitomo Mitsui Trust Holdings Inc	61,005
900	Sumitomo Rubber Industries Ltd	14,845
250	Suzuken Co Ltd	8,463
2,900	T&D Holdings Inc	44,474
6,000	Taiheiyo Cement Corp	21,068
5,000	Taisei Corp	35,084
100	Taisho Pharmaceutical Holdings Co Ltd	8,150
2,000	Takashimaya Co Ltd	17,996
1,800	Takeda Pharmaceutical Co Ltd	83,709

10	See accompanying notes to the financial statements.

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Shares	Description	Value ($)
	Japan — continued
600	Teijin Ltd	11,482
600	THK Co Ltd	15,469
2,000	Tobu Railway Co Ltd	10,242
1,200	Tohoku Electric Power Co Inc	15,423
3,500	Tokio Marine Holdings Inc	153,380
3,900	Tokyo Electric Power Co Holdings Inc *	14,978
800	Tokyo Electron Ltd	79,811
10,000	Tokyo Gas Co Ltd	45,516
3,000	Tokyu Corp	22,241
2,700	Tokyu Fudosan Holdings Corp	15,395
1,000	TonenGeneral Sekiyu KK	11,987
3,000	Toppan Printing Co Ltd	30,244
400	Toyoda Gosei Co Ltd	10,203
800	Toyota Industries Corp	39,015
13,638	Toyota Motor Corp	771,540
1,100	Toyota Tsusho Corp	32,803
200	Trend Micro Inc	8,762
16	United Urban Investment Corp (REIT)	24,863
600	USS Co Ltd	10,283
800	West Japan Railway Co	52,983
3,400	Yamada Denki Co Ltd	17,357
1,000	Yamaguchi Financial Group Inc	11,539
1,000	Yamaha Motor Co Ltd	23,104
600	Yokogawa Electric Corp	9,342
600	Yokohama Rubber Co Ltd (The)	11,924

	Total Japan	8,193,113

	Malaysia — 0.4%
13,500	AirAsia Berhad	8,205
16,800	Alliance Financial Group Berhad	14,410
30,200	AMMB Holdings Berhad	31,471
4,000	Berjaya Sports Toto Berhad	2,631
2,400	British American Tobacco Malaysia Berhad	26,214
47,635	CIMB Group Holdings Berhad	53,281
27,300	DiGi.Com Berhad	30,988
26,400	Gamuda Berhad	29,185
35,100	Genting Berhad	73,103
10,100	Hong Leong Bank Berhad	30,860
3,800	Hong Leong Financial Group Berhad	12,881
44,900	IJM Corp Berhad	33,874
25,900	IOI Properties Group Berhad	12,306
54,600	Malayan Banking Berhad	105,694
20,300	Maxis Berhad	28,826
17,400	MISC Berhad	29,018
14,100	Petronas Chemicals Group Berhad	23,022
1,200	Petronas Dagangan Berhad	6,613
13,341	RHB Bank Berhad	14,533
12,300	RHB Capital Berhad *	—
65,300	SapuraKencana Petroleum Berhad *	27,906
36,200	Sime Darby Berhad	73,043

Shares	Description	Value ($)
	Malaysia — continued
34,300	Tenaga Nasional Berhad	104,523
7,800	UMW Holdings Berhad	9,728
8,600	Westports Holdings Berhad	7,762
72,000	YTL Corp Berhad	25,133
33,800	YTL Power International Berhad	11,336

	Total Malaysia	826,546

	Mexico — 0.5%
43,900	Alfa SAB de CV – Class A	55,980
517,264	America Movil SAB de CV – Series L	329,026
6,500	Arca Continental SAB de CV	36,477
7,700	Coca-Cola Femsa SAB de CV – Series L	50,585
40,200	Fibra Uno Administracion SA de CV (REIT)	58,205
3,300	Grupo Carso SAB de CV – Series A1	13,973
38,900	Grupo Financiero Banorte SAB de CV – Class O	193,575
28,500	Grupo Financiero Santander Mexico SAB de CV – Class B	42,711
59,400	Grupo Mexico SAB de CV – Series B	179,960
1,165	Industrias Penoles SAB de CV	27,601
8,400	Infraestructura Energetica Nova SAB de CV	35,980
23,800	Kimberly-Clark de Mexico SAB de CV – Class A	44,955
13,000	OHL Mexico SAB de CV	13,640
53,100	Wal-Mart de Mexico SAB de CV	103,338

	Total Mexico	1,186,006

	Netherlands — 0.3%
1,493	ABN AMRO Group NV	34,209
9,327	Aegon NV	49,489
300	AerCap Holdings NV *	13,590
1,261	Akzo Nobel NV	84,545
487	Boskalis Westminster	17,769
19,735	ING Groep NV	271,881
629	Koninklijke DSM NV	41,347
11,887	Koninklijke KPN NV	33,592
1,604	NN Group NV	49,914
636	Randstad Holdings NV	37,041
248	Unilever NV CVA	11,740

	Total Netherlands	645,117

	New Zealand — 0.0%
3,835	Contact Energy Ltd	13,500
1,280	Fletcher Building Ltd	8,892
6,852	Meridian Energy Ltd	13,328
9,817	Spark New Zealand Ltd	25,370

	Total New Zealand	61,090

See accompanying notes to the financial statements.	11

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Shares	Description	Value ($)
	Norway — 0.1%
4,973	DNB ASA	81,535
1,069	Gjensidige Forsikring ASA	16,714
7,196	Norsk Hydro ASA	40,741
4,362	Orkla ASA	38,346
2,074	Statoil ASA	36,567
950	Yara International ASA	36,065

	Total Norway	249,968

	Peru — 0.1%
3,000	Cia de Minas Buenaventura SAA ADR	36,900
500	Credicorp Ltd	82,310

	Total Peru	119,210

	Philippines — 0.2%
30,730	Aboitiz Equity Ventures Inc	44,929
24,600	Aboitiz Power Corp	21,015
32,100	Alliance Global Group Inc	8,111
11,790	Bank of the Philippine Islands	22,053
30,605	BDO Unibank Inc	70,309
66,600	DMCI Holdings Inc	16,791
156,600	Energy Development Corp	18,372
555	Globe Telecom Inc	20,196
8,480	International Container Terminal Services Inc	12,799
16,780	JG Summit Holdings Inc	25,889
188,000	Megaworld Corp	13,600
218,900	Metro Pacific Investments Corp	29,610
10,610	Metropolitan Bank & Trust Co	17,104
1,515	PLDT Inc	43,991
27,300	Robinsons Land Corp	12,854
1,840	Security Bank Corp	7,322
2,000	SM Investments Corp	26,376

	Total Philippines	411,321

	Poland — 0.2%
510	Bank Handlowy w Warszawie SA	9,886
1,595	Bank Pekao SA	54,853
747	Grupa Azoty SA	12,737
1,546	Grupa Lotos SA *	18,481
310	Jastrzebska Spolka Weglowa SA *	5,311
2,182	KGHM Polska Miedz SA	69,084
10,943	Orange Polska SA	12,723
13,112	PGE Polska Grupa Energetyczna SA	38,263
4,999	Polski Koncern Naftowy ORLEN SA	115,757
8,748	Powszechny Zaklad Ubezpieczen SA	77,557
17,547	Tauron Polska Energia SA *	12,941

	Total Poland	427,593

	Portugal — 0.0%
12,391	EDP-Energias de Portugal SA	38,307

Shares	Description	Value ($)
	Portugal — continued
1,344	Galp Energia SGPS SA	19,782

	Total Portugal	58,089

	Qatar — 0.1%
1,626	Barwa Real Estate Co	17,785
2,948	Commercial Bank QSC (The)	25,080
2,113	Doha Bank QSC	22,532
1,532	Industries Qatar QSC *	49,585
5,727	Masraf Al Rayan QSC *	63,052
1,248	Ooredoo QSC	36,315
299	Qatar Electricity & Water Co QSC *	18,477
4,230	Qatar Gas Transport Co Ltd	27,352
921	Qatar Islamic Bank SAQ	25,797

	Total Qatar	285,975

	Russia — 0.5%
92,874	Gazprom PAO Sponsored ADR	414,550
488,000	Inter RAO UES PJSC	33,649
6,639	Lukoil PJSC Sponsored ADR	352,028
7,800	Mobile TeleSystems PJSC Sponsored ADR	80,106
1,626	PhosAgro PJSC GDR (Registered)	22,407
9,110	Rosneft Oil Co PJSC GDR (Registered)	51,686
15,140	Rostelecom PJSC	20,245
1,806,000	RusHydro PJSC	29,011
3,270	Severstal PJSC GDR (Registered)	46,577
2,826	Sistema PJSC Sponsored GDR (Registered)	25,199
110,800	Surgutneftegas OJSC	55,790
1,842	Tatneft PJSC Sponsored ADR	64,593

	Total Russia	1,195,841

	Singapore — 0.2%
11,100	CapitaLand Commercial Trust (REIT)	12,346
800	City Developments Ltd	5,400
9,000	DBS Group Holdings Ltd	120,195
18,700	Golden Agri-Resources Ltd	5,062
27,900	Hutchison Port Holdings Trust – Class U	10,596
7,800	Keppel Corp Ltd	37,853
16,000	Oversea-Chinese Banking Corp Ltd	107,909
5,600	Singapore Press Holdings Ltd	13,975
12,900	Suntec Real Estate Investment Trust	15,914
6,555	United Overseas Bank Ltd	100,439
2,600	UOL Group Ltd	12,214
13,000	Yangzijiang Shipbuilding Holdings Ltd	8,575

	Total Singapore	450,478

	South Africa — 1.0%
587	Anglo American Platinum Ltd *	13,555
6,361	AngloGold Ashanti Ltd *	70,134
6,606	Barclays Africa Group Ltd	76,450

12	See accompanying notes to the financial statements.

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Shares	Description	Value ($)
	South Africa — continued
4,966	Bidvest Group Ltd (The)	58,668
5,278	Brait SE *	29,619
3,794	Coronation Fund Managers Ltd	19,460
2,390	Exxaro Resources Ltd	19,642
52,452	FirstRand Ltd	198,389
15,882	Fortress Income Fund Ltd – Class A (REIT)	21,061
11,854	Fortress Income Fund Ltd (REIT)	31,491
3,249	Foschini Group Ltd (The)	40,180
12,803	Gold Fields Ltd	39,025
32,564	Growthpoint Properties Ltd (REIT)	65,670
3,872	Hyprop Investments Ltd (REIT)	36,995
9,733	Impala Platinum Holdings Ltd *	32,588
2,433	Imperial Holdings Ltd	30,986
1,911	Liberty Holdings Ltd	16,156
7,643	Life Healthcare Group Holdings Ltd	19,509
15,942	MMI Holdings Ltd	29,870
25,864	MTN Group Ltd	235,987
3,091	Nedbank Group Ltd	57,635
745	Pioneer Foods Group Ltd	9,305
76,041	Redefine Properties Ltd (REIT)	62,991
5,361	Remgro Ltd	91,244
11,000	RMB Holdings Ltd	53,119
5,485	Sappi Ltd *	34,173
8,629	Sasol Ltd	245,460
12,334	Sibanye Gold Ltd	25,271
20,174	Standard Bank Group Ltd	219,859
46,402	Steinhoff International Holdings NV	247,107
4,109	Telkom SA SOC Ltd	21,344
948	Tiger Brands Ltd	30,186
6,970	Truworths International Ltd	46,269
6,128	Tsogo Sun Holdings Ltd	12,894
5,797	Vodacom Group Ltd	65,469

	Total South Africa	2,307,761

	South Korea — 2.0%
4,063	BNK Financial Group Inc	31,179
434	Daelim Industrial Co Ltd	32,055
2,821	DGB Financial Group Inc	25,934
773	Dongbu Insurance Co Ltd	41,735
203	Dongsuh Cos Inc	4,573
798	Doosan Heavy Industries & Construction Co	17,296
304	E-MART Inc	55,868
829	GS Engineering & Construction Corp *	21,818
797	GS Holdings Corp	39,059
4,613	Hana Financial Group Inc	143,703
579	Hankook Tire Co Ltd	30,583
752	Hanwha Corp	24,171
3,623	Hanwha Life Insurance Co Ltd	20,850
312	Hanwha Techwin Co Ltd *	12,115
228	Hyosung Corp	26,471

Shares	Description	Value ($)
	South Korea — continued
127	Hyundai Department Store Co Ltd	11,163
423	Hyundai Heavy Industries Co Ltd *	61,406
364	Hyundai Marine & Fire Insurance Co Ltd	10,430
1,062	Hyundai Mobis Co Ltd	239,374
2,403	Hyundai Motor Co	317,281
1,248	Hyundai Steel Co	68,865
273	Hyundai Wia Corp	16,140
3,927	Industrial Bank of Korea	42,868
6,190	KB Financial Group Inc	255,523
97	KCC Corp	29,689
4,106	Kia Motors Corp	138,794
4,002	Korea Electric Power Corp	153,984
462	Korea Gas Corp *	19,970
652	Korea Investment Holdings Co Ltd	27,289
132	Korea Zinc Co Ltd	48,544
87	KT Corp	2,342
1,818	KT&G Corp	164,596
142	Kumho Petrochemical Co Ltd	9,625
716	LG Chem Ltd	179,024
1,479	LG Corp	82,060
3,625	LG Display Co Ltd	87,816
240	Lotte Chemical Corp	77,326
5	Lotte Chilsung Beverage Co Ltd	6,669
40	Lotte Confectionery Co Ltd	6,903
63	Lotte Shopping Co Ltd	12,870
5,718	Mirae Asset Daewoo Co Ltd	45,085
2,348	NH Investment & Securities Co Ltd	24,060
279	OCI Co Ltd	21,949
751	POSCO	187,794
760	Posco Daewoo Corp	16,483
580	Samsung Card Co Ltd	21,694
540	Samsung Electronics Co Ltd	917,694
1,424	Samsung Heavy Industries Co Ltd *	14,074
1,091	Samsung Life Insurance Co Ltd	103,212
957	Samsung Securities Co Ltd	28,011
6,651	Shinhan Financial Group Co Ltd	273,629
123	Shinsegae Inc	21,696
463	SK Holdings Co Ltd	89,219
1,009	SK Innovation Co Ltd	137,630
2,205	SK Networks Co Ltd	14,438
314	SK Telecom Co Ltd	64,191
702	S-Oil Corp	53,588
4,741	Woori Bank *	55,726

	Total South Korea	4,688,134

	Spain — 0.7%
3,276	Abertis Infraestructuras SA	47,996
1,024	ACS Actividades de Construccion y Servicios SA	32,102
33,479	Banco Bilbao Vizcaya Argentaria SA	218,115

See accompanying notes to the financial statements.	13

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Shares	Description	Value ($)
	Spain — continued
28,349	Banco de Sabadell SA	41,614
74,303	Banco Santander SA	404,103
24,650	Bankia SA	24,300
3,617	Bankinter SA	27,868
11,475	CaixaBank SA	39,988
1,214	Enagas SA	29,784
1,699	Endesa SA	36,137
1,709	Ferrovial SA	32,376
1,874	Gas Natural SDG SA	36,424
28,768	Iberdrola SA	191,013
1,593	International Consolidated Airlines Group SA	10,583
5,763	Mapfre SA	17,808
2,203	Red Electrica Corp SA	39,768
5,741	Repsol SA	84,928
23,699	Telefonica SA	241,255
584	Zardoya Otis SA	4,654

	Total Spain	1,560,816

	Sweden — 0.5%
1,017	Alfa Laval AB	18,371
1,291	Electrolux AB	34,185
431	ICA Gruppen AB	13,984
877	Industrivarden AB – C Shares	17,338
2,318	Investor AB – B Shares	91,794
1,257	Kinnevik AB – Class B	33,933
15,457	Nordea Bank AB	180,722
1,991	Sandvik AB	27,027
7,730	Skandinaviska Enskilda Banken AB – Class A	88,326
1,731	Skanska AB – B Shares	41,200
2,130	SKF AB – B Shares	40,474
7,747	Svenska Handelsbanken AB – A Shares	107,564
4,609	Swedbank AB – A Shares	113,564
1,935	Tele2 AB – B Shares	17,278
15,621	Telefonaktiebolaget LM Ericsson – B Shares	101,354
13,222	Telia Co AB	53,087
7,846	Volvo AB – B Shares	102,231

	Total Sweden	1,082,432

	Switzerland — 2.1%
4,790	ABB Ltd (Registered) *	108,207
827	Adecco Group AG (Registered)	59,467
467	Aryzta AG *	15,106
173	Baloise Holding AG (Registered)	22,516
1,329	Cie Financiere Richemont SA (Registered)	97,893
3,537	Credit Suisse Group AG (Registered) *	53,363
1,139	Julius Baer Group Ltd *	55,706
35,181	Nestle SA (Registered)	2,596,294
13,298	Novartis AG (Registered) *	1,038,466
92	Pargesa Holding SA	6,065
82	Swatch Group AG (The)	27,275
266	Swatch Group AG (The) (Registered)	17,234

Shares	Description	Value ($)
	Switzerland — continued
163	Swiss Life Holding AG (Registered) *	51,276
383	Swiss Prime Site AG (Registered) *	33,261
1,650	Swiss Re AG	147,586
132	Swisscom AG (Registered)	58,104
235	Syngenta AG (Registered)	101,289
18,615	UBS Group AG (Registered)	286,966
766	Zurich Insurance Group AG *	211,395

	Total Switzerland	4,987,469

	Taiwan — 2.8%
49,000	Acer Inc *	23,531
69,000	Advanced Semiconductor Engineering Inc	86,087
39,000	Asia Cement Corp	38,569
38,000	Asia Pacific Telecom Co Ltd *	12,729
12,000	Asustek Computer Inc	108,275
2,000	Casetek Holdings Ltd	6,762
11,000	Catcher Technology Co Ltd	91,784
136,000	Cathay Financial Holding Co Ltd	213,472
17,000	Chailease Holding Co Ltd	36,459
82,520	Chang Hwa Commercial Bank Ltd	49,288
22,000	Cheng Shin Rubber Industry Co Ltd	46,761
44,000	China Airlines Ltd	14,465
225,000	China Development Financial Holding Corp	59,271
57,520	China Life Insurance Co Ltd	56,421
64,000	Chunghwa Telecom Co Ltd	212,204
70,000	Compal Electronics Inc	43,823
293,320	CTBC Financial Holding Co Ltd	175,048
34,250	Eva Airways Corp	17,027
15,000	Evergreen Marine Corp Taiwan Ltd *	7,088
54,000	Far Eastern New Century Corp	48,198
27,000	Far EasTone Telecommunications Co Ltd	64,945
160,190	First Financial Holding Co Ltd	94,562
54,000	Formosa Chemicals & Fibre Co	170,746
10,000	Formosa Petrochemical Corp	34,788
69,000	Formosa Plastics Corp	207,831
13,000	Formosa Taffeta Co Ltd	13,186
15,361	Foxconn Technology Co Ltd	45,857
111,000	Fubon Financial Holding Co Ltd	179,878
14,000	Highwealth Construction Corp	22,769
258,525	Hon Hai Precision Industry Co Ltd	752,298
6,000	HTC Corp *	15,368
122,936	Hua Nan Financial Holdings Co Ltd – Class C	67,616
97,000	Innolux Corp	39,523
42,000	Inventec Corp	31,197
35,435	Lite-On Technology Corp	59,344
25,000	MediaTek Inc	182,185
182,000	Mega Financial Holding Co Ltd	141,658
2,000	Merida Industry Co Ltd	10,191
79,000	Nan Ya Plastics Corp	191,728
11,000	Nanya Technology Corp	16,367

14	See accompanying notes to the financial statements.

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Shares	Description	Value ($)
	Taiwan — continued
10,000	Novatek Microelectronics Corp	37,447
1,000	OBI Pharma Inc *	11,418
32,000	Pegatron Corp	84,261
2,000	Phison Electronics Corp	17,570
45,000	Quanta Computer Inc	93,154
14,000	Ruentex Development Co Ltd *	17,610
10,000	Ruentex Industries Ltd	18,951
137,000	Shin Kong Financial Holding Co Ltd *	36,967
36,000	Siliconware Precision Industries Co Ltd	56,712
169,550	SinoPac Financial Holdings Co Ltd	51,586
23,350	Synnex Technology International Corp	25,649
142,577	Taishin Financial Holding Co Ltd	56,388
32,100	Taiwan Business Bank	8,785
12,000	Taiwan Fertilizer Co Ltd	16,594
27,000	Taiwan Mobile Co Ltd	94,808
63,931	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	2,011,909
32,000	Teco Electric and Machinery Co Ltd	28,820
3,000	Transcend Information Inc	8,432
200,000	United Microelectronics Corp	82,921
26,393	Wistron Corp	22,109
25,000	WPG Holdings Ltd	31,716
160,000	Yuanta Financial Holding Co Ltd	67,683
14,000	Yulon Motor Co Ltd	13,031
7,000	Zhen Ding Technology Holding Ltd	17,427

	Total Taiwan	6,601,247

	Thailand — 0.1%
6,000	Advanced Info Service Pcl (Foreign Registered)	28,676
4,200	Bangkok Bank Pcl NVDR	21,317
9,200	Banpu Pcl (Foreign Registered)	5,161
6,900	BEC World Pcl (Foreign Registered)	3,102
32,700	BTS Group Holdings Pcl (Foreign Registered)	7,671
2,800	Glow Energy Pcl (Foreign Registered)	6,247
8,100	Indorama Ventures Pcl (Foreign Registered)	8,232
53,900	IRPC Pcl (Foreign Registered)	7,646
3,800	Kasikornbank Pcl (Foreign Registered) (a)	20,578
4,900	Kasikornbank Pcl NVDR	26,815
21,000	Krung Thai Bank Pcl (Foreign Registered)	11,778
8,700	PTT Exploration & Production Pcl (Foreign Registered)	23,151
11,800	PTT Global Chemical Pcl (Foreign Registered)	24,063
7,000	PTT Pcl (Foreign Registered)	79,602
9,900	Siam Commercial Bank Pcl (The) (Foreign Registered)	43,569
4,600	Thai Oil Pcl (Foreign Registered)	9,903
50,300	TMB Bank Pcl (Foreign Registered)	3,516

	Total Thailand	331,027

Shares	Description	Value ($)
	Turkey — 0.2%
31,705	Emlak Konut Gayrimenkul Yatirim Ortakligi AS (REIT)	27,202
21,818	Eregli Demir ve Celik Fabrikalari TAS	35,523
14,309	Haci Omer Sabanci Holding AS	39,480
5,279	KOC Holding AS	21,459
3,935	Petkim Petrokimya Holding AS	4,661
1,778	TAV Havalimanlari Holding AS	7,396
1,951	Tupras-Turkiye Petrol Rafineriler AS	45,571
9,008	Turk Telekomunikasyon AS	14,226
7,289	Turkcell Iletisim Hizmetleri AS *	23,788
18,000	Turkiye Garanti Bankasi AS	42,491
10,429	Turkiye Halk Bankasi AS	32,219
24,545	Turkiye Is Bankasi – Class C	42,601
12,007	Turkiye Sise ve Cam Fabrikalari AS	12,904
12,516	Turkiye Vakiflar Bankasi TAO – Class D	18,172
902	Ulker Biskuvi Sanayi AS	4,568
7,201	Yapi ve Kredi Bankasi AS *	7,594

	Total Turkey	379,855

	United Arab Emirates — 0.1%
30,521	Abu Dhabi Commercial Bank PJSC	58,842
49,013	Aldar Properties PJSC	32,006
19,255	Dubai Islamic Bank PJSC	32,743
32,668	Emaar Malls PJSC	23,290
27,336	Emaar Properties PJSC	55,397
14,026	First Gulf Bank PJSC	52,120
10,645	National Bank of Abu Dhabi PJSC	30,428

	Total United Arab Emirates	284,826

	United Kingdom — 7.7%
4,950	3i Group Plc	42,296
4,936	Aberdeen Asset Management Plc	16,952
1,132	Admiral Group Plc	25,675
734	Antofagasta Plc	7,376
6,436	AstraZeneca Plc	370,907
20,653	Aviva Plc	127,489
1,356	Babcock International Group Plc	15,942
16,154	BAE Systems Plc	126,462
86,083	Barclays Plc	241,952
5,381	Barratt Developments Plc	34,172
454	Berkeley Group Holdings Plc (The)	16,593
5,374	BHP Billiton Plc	86,618
95,593	BP Plc	539,017
39,589	British American Tobacco Plc	2,500,621
5,234	British Land Co Plc (The) (REIT)	40,086
42,945	BT Group Plc	173,543
2,326	Capita Plc	16,256
27,824	Centrica Plc	78,380
9,151	Cobham Plc	13,612
69,489	Compass Group Plc	1,290,964

See accompanying notes to the financial statements.	15

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Shares	Description	Value ($)
	United Kingdom — continued
7,357	Direct Line Insurance Group Plc	31,356
5,236	Dixons Carphone Plc	19,692
852	easyJet Plc	10,052
8,302	G4S Plc	27,014
9,197	GKN Plc	41,091
40,472	Glencore Plc *	161,344
4,237	Hammerson Plc (REIT)	30,933
101,234	HSBC Holdings Plc	813,120
503	IMI Plc	7,749
2,420	Inmarsat Plc	21,383
5,037	Intu Properties Plc (REIT)	17,917
1,662	Investec Plc	11,716
1,346	Investec Plc	9,652
18,437	ITV Plc	46,334
8,335	J Sainsbury Plc	27,668
11,451	Kingfisher Plc	46,707
4,024	Land Securities Group Plc (REIT)	53,217
30,292	Legal & General Group Plc	93,373
326,905	Lloyds Banking Group Plc	278,691
8,693	Marks & Spencer Group Plc	36,088
4,149	Meggitt Plc	24,252
1,869	Mondi Plc	43,562
19,159	National Grid Plc	232,751
25,087	Old Mutual Plc	67,907
4,398	Pearson Plc	36,739
1,652	Persimmon Plc	42,245
1,392	Petrofac Ltd	15,419
17,598	Reckitt Benckiser Group Plc	1,597,892
6,296	Rio Tinto Plc	258,049
3,433	Rolls-Royce Holdings Plc *	33,529
17,947	Royal Bank of Scotland Group Plc *	52,821
22,021	Royal Dutch Shell Plc A Shares (London)	569,855
19,061	Royal Dutch Shell Plc B Shares (London)	515,955
4,816	Royal Mail Plc	24,787
5,453	RSA Insurance Group Plc	40,558
725	Schroders Plc	27,627
4,219	Segro Plc (REIT)	25,839
439	Severn Trent Plc	12,740
5,249	Sky Plc	64,980
730	Smiths Group Plc	13,546
5,128	SSE Plc	97,977
10,053	Standard Life Plc	46,074
16,708	Standard Chartered Plc *	149,764
863	Tate & Lyle Plc	7,971
17,516	Taylor Wimpey Plc	39,108
1,341	Travis Perkins Plc	25,356
2,674	TUI AG	37,752
134,160	Unilever Plc	6,364,758
2,362	United Utilities Group Plc	28,703
4,651	William Hill Plc	15,229

Shares	Description	Value ($)
	United Kingdom — continued
11,871	WM Morrison Supermarkets Plc	35,673

	Total United Kingdom	18,099,428

	United States — 52.2%
22,918	3M Co.	4,270,769
47,900	Abbott Laboratories	2,159,332
33,500	Accenture Plc – Class A	4,103,750
6,910	Alphabet, Inc. – Class A *	5,838,466
4,695	Alphabet, Inc. – Class C *	3,864,971
57,805	American Express Co.	4,627,868
8,200	Amphenol Corp. – Class A	567,522
8,159	Analog Devices, Inc.	668,467
3,800	Anthem, Inc.	626,316
53,800	Apple, Inc.	7,370,062
3,300	Automatic Data Processing, Inc.	338,646
8,179	Becton Dickinson and Co.	1,497,166
14,050	Cerner Corp. *	773,312
160,051	Cisco Systems, Inc.	5,470,543
67,698	Coca-Cola Co. (The)	2,840,608
55,966	Cognizant Technology Solutions Corp. – Class A *	3,317,105
8,109	Colgate-Palmolive Co.	591,795
14,181	Costco Wholesale Corp.	2,512,590
1,062	CR Bard, Inc.	260,445
12,300	CVS Health Corp.	991,134
11,700	Eli Lilly & Co.	968,877
29,848	Emerson Electric Co.	1,793,865
3,400	Genuine Parts Co.	325,414
8,500	Honeywell International, Inc.	1,058,250
5,291	Humana, Inc.	1,117,724
14,567	Illinois Tool Works, Inc.	1,922,990
7,331	Intuit, Inc.	919,601
588	Intuitive Surgical, Inc. *	433,356
46,800	Johnson & Johnson	5,719,428
11,363	MasterCard, Inc. – Class A	1,255,157
14,024	McDonald’s Corp.	1,790,164
46,067	Medtronic Plc	3,727,281
148,000	Microsoft Corp.	9,469,040
20,937	Monsanto Co.	2,383,259
20,094	NIKE Inc – Class B	1,148,573
163,382	Oracle Corp.	6,958,439
8,066	PepsiCo, Inc.	890,325
31,100	Pfizer, Inc.	1,061,132
47,389	Philip Morris International, Inc.	5,181,987
67,909	QUALCOMM, Inc.	3,835,500
4,865	Rockwell Automation, Inc.	735,101
20,794	Schlumberger Ltd.	1,671,006
15,726	Stryker Corp.	2,021,734
24,300	Teradata Corp. *	755,730
16,938	Texas Instruments, Inc.	1,297,790
8,016	TJX Cos., Inc. (The)	628,855

16	See accompanying notes to the financial statements.

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Shares	Description	Value ($)
	United States — continued
21,142	United Technologies Corp.	2,379,532
34,892	UnitedHealth Group, Inc.	5,770,439
13,912	VF Corp.	729,684
2,100	WW Grainger, Inc.	520,716
7,328	Zimmer Biomet Holdings, Inc.	857,962

	Total United States	122,019,778

	TOTAL COMMON STOCKS (COST $181,806,196)	206,042,066

	PREFERRED STOCKS — 1.0%

	Brazil — 0.8%
43,280	Banco Bradesco SA	462,804
2,600	Braskem SA – Class A	26,943
2,300	Centrais Eletricas Brasileiras SA – Class B *	18,138
11,800	Cia Energetica de Minas Gerais	40,346
1,700	Cia Paranaense de Energia – Class B	18,348
14,300	Gerdau SA	59,347
17,640	Itau Unibanco Holding SA	225,894
60,710	Itausa-Investimentos Itau SA	195,198
61,100	Petroleo Brasileiro SA *	296,715
6,300	Suzano Papel e Celulose SA – Class A	27,252
7,000	Telefonica Brasil SA	102,921
30,000	Vale SA	302,827

	Total Brazil	1,776,733

	Chile — 0.0%
2,167	Embotelladora Andina SA – Class B	8,232

	Colombia — 0.0%
2,648	Bancolombia SA	24,686
37,891	Grupo Aval Acciones y Valores SA	14,686
1,687	Grupo de Inversiones Suramericana SA	20,451

	Total Colombia	59,823

	Germany — 0.1%
294	Bayerische Motoren Werke AG	21,908
779	Porsche Automobil Holding SE	42,991
944	Volkswagen AG	139,520

	Total Germany	204,419

	Russia — 0.0%
107,645	Surgutneftegas OJSC	58,691

	South Korea — 0.1%
352	Hyundai Motor Co 2nd Preference	30,458
586	Hyundai Motor Co	52,811
127	LG Chem Ltd	19,928
96	Samsung Electronics Co Ltd	127,065

	Total South Korea	230,262

	TOTAL PREFERRED STOCKS (COST $1,426,821)	2,338,160

Shares/ Par Value†		Description	Value ($)
		RIGHTS/WARRANTS — 0.0%

		Brazil — 0.0%
	994	Itausa – Investimentos Itau SA, Expires 03/31/17 *	1,259

		Malaysia — 0.0%
	6,475	IOI Properties Group Berhad, Expires 03/17/17 *	1,065

		South Korea — 0.0%
	128	Samsung Securities Co Ltd, Expires 03/16/17 *	850

		TOTAL RIGHTS/WARRANTS (COST $0)	3,174

		MUTUAL FUNDS — 4.5%

		United States — 4.5%
		Affiliated Issuers
	423,815	GMO U.S. Treasury Fund	10,595,373

		TOTAL MUTUAL FUNDS (COST $10,595,373)	10,595,373

		SHORT-TERM INVESTMENTS — 5.8%

		Time Deposits — 0.2%
	486,693	Barclays (London) Time Deposit, 0.36%, due 03/01/17	486,693
AUD	5,064	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.74%, due 03/01/17	3,882
EUR	23	Brown Brothers Harriman (Grand Cayman) Time Deposit, (0.58)%, due 03/01/17	25
HKD	36,447	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/01/17	4,695
JPY	171,888	Brown Brothers Harriman (Grand Cayman) Time Deposit, (0.10)%, due 03/01/17	1,532
SGD	779	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 03/01/17	556
ZAR	1,674	Brown Brothers Harriman (Grand Cayman) Time Deposit, 5.70%, due 03/01/17	128

		Total Time Deposits	497,511

		U.S. Government — 5.6%
	2,000,000	U.S. Treasury Bill, 0.55%, due 06/15/17 (b) (c)	1,996,770
	6,000,000	U.S. Treasury Bill, 0.64%, due 07/27/17 (b) (c)	5,984,376

See accompanying notes to the financial statements.	17

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Par Value†	Description	Value ($)
	U.S. Government — continued
5,000,000	U.S. Treasury Bill, 0.65%, due 08/03/17 (b) (c)	4,986,130

	Total U.S. Government	12,967,276

	TOTAL SHORT-TERM INVESTMENTS (COST $13,465,434)	13,464,787

	TOTAL INVESTMENTS — 99.4% (Cost $207,293,824)	232,443,560
	Other Assets and Liabilities (net) — 0.6%	1,389,852

	TOTAL NET ASSETS — 100.0%	$233,833,412

A summary of outstanding financial instruments at February 28, 2017 is as follows:

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Sales
248	Russell 2000 Mini	March 2017	$17,174,000	$24,455
1,499	S&P 500 E-Mini	March 2017	177,091,860	(8,407,599)

			$194,265,860	$(8,383,144)

+	Buys - Fund is long the futures contract. Sales - Fund is short the futures contract.

As of February 28, 2017, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

†	Denominated in U.S. Dollar, unless otherwise indicated.

*	Non-income producing security.

(a)	Security valued at the local price and adjusted by applying a premium or discount since holding exceeds foreign ownership limits.

(b)	The rate shown represents yield-to-maturity.

(c)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any (Note 4).

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 96.

18	See accompanying notes to the financial statements.

This page has been left blank intentionally.

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Although GMO does not manage the Fund to, or control the Fund’s risk relative to, any securities index or securities benchmark, a discussion of the Fund’s performance relative to the Consumer Price Index (“CPI”) is included for comparative purposes only.

Class III shares of GMO Benchmark-Free Allocation Fund returned +11.66% (net) for the fiscal year ended February 28, 2017, as compared with +2.84% for the CPI.

The Fund’s exposure to equities, particularly in emerging markets, was the primary driver of the strong performance. The Funds exposure to fixed income also contributed, as all of the strategies enjoyed positive performance with emerging debt and distressed debt being most noteworthy. Alternative strategies also added value in aggregate, although one of the strategies in this grouping, relative value interest rates & FX, did post modest negative returns. Cash and short duration bond holdings had a negative impact on performance, largely due to the considerable increase in yields in the US in the fourth quarter of 2016.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments at the beginning or end of the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is higher than it otherwise would have been in the absence of such fair value adjustments.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

20

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Benchmark-Free Allocation Fund Class III Shares and the Consumer Price Index

As of February 28, 2017

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .20% on the purchase and .20% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited. Performance for classes may vary due to different fees.

Prior to January 1, 2012, the Fund served as a principal component of a broader GMO real return strategy that also included a pooled investment vehicle with a cash-like benchmark. The returns shown for periods prior to January 1, 2012 are for Class III shares of the Fund under the Fund’s prior fee arrangement. Under the Fund’s current fee arrangement, the returns for periods prior to January 1, 2012 would have been lower.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

21

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2017 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	43.5%
Debt Obligations	41.2
Short-Term Investments	13.5
Preferred Stocks	2.0
Futures Contracts	0.1
Options Purchased	0.1
Loan Participations	0.1
Rights/Warrants	0.1
Forward Currency Contracts	0.0 ^
Loan Assignments	0.0 ^
Swap Contracts	(0.0)^
Reverse Repurchase Agreements	(0.0)^
Written Options/Credit Linked Options	(0.1)
Securities Sold Short	(1.3)
Other	0.8

100.0%

Country/Region Summary¤	Debt Obligations as a % of Total Net Assets
United States	11.9%
Other Emerging	2.4 †
Mexico	1.3
Other Developed	0.8 ‡
Euro Region	(0.1)±
Japan	(1.4)
United Kingdom	(2.0)

12.9%

Country/Region Summary¤	Equity Investments as a % of Total Net Assets
United States	10.3%
China	5.9
Other Emerging	4.2 †
South Korea	3.1
Other Developed	3.1 ‡
Japan	2.9
Taiwan	2.7
Brazil	2.3
United Kingdom	2.1
Germany	1.6
South Africa	1.4
India	1.3
France	1.2
Netherlands	1.2
Switzerland	1.1

44.4%

&	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”). Derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation rather than notional amounts.

¤	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of certain derivative financial instruments and excludes exposure through certain currency linked derivatives such as forward currency contracts and currency options. The table is based on duration adjusted net exposures (both investments and derivatives), taking into account the market value of securities and the notional amounts of swaps and other derivative financial instruments. For example, U.S. asset-backed securities may represent a relatively small percentage due to their short duration, even though they represent a large percentage of market value (direct and indirect). Duration is based on GMO’s models. The greater the duration of a bond, the greater its contribution to the concentration percentage. Credit default swap exposures are factored into the duration adjusted exposure using the reference security and applying the same methodology to that security. The tables are not normalized, thus, due to the exclusions listed above and negative exposures, which may be attributable to derivatives or short sales, if any, the tables may not total to 100%.

†	“Other Emerging” is comprised of emerging countries that each represent between (1.0)% and 1.0% of Total Net Assets.

‡	“Other Developed” is comprised of developed countries that each represent between (1.0)% and 1.0% of Total Net Assets.

±	“Euro Region” is comprised of derivative financial instruments attributed to the Eurozone and not a particular country.

^	Rounds to 0.0%.

22

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2017

Shares	Description	Value ($)
	MUTUAL FUNDS — 99.9%

	Affiliated Issuers — 99.9%
21,455,507	GMO Emerging Country Debt Fund, Class IV	621,136,921
823,998,941	GMO Implementation Fund	10,761,426,169
26,485,600	GMO Opportunistic Income Fund, Class VI	682,798,759
31,629,522	GMO SGM Major Markets Fund, Class VI	1,030,173,520
33,077,370	GMO Special Opportunities Fund, Class VI	674,447,572

	TOTAL MUTUAL FUNDS (COST $13,655,207,127)	13,769,982,941

	SHORT-TERM INVESTMENTS — 0.1%

	Money Market Funds — 0.1%
7,055,247	State Street Institutional Treasury Money Market Fund-Premier Class, 0.42% (a)	7,055,247

	TOTAL SHORT-TERM INVESTMENTS (COST $7,055,247)	7,055,247

	TOTAL INVESTMENTS — 100.0% (Cost $13,662,262,374)	13,777,038,188
	Other Assets and Liabilities (net) — (0.0%)	(6,580,554)

	TOTAL NET ASSETS — 100.0%	$13,770,457,634

Notes to Schedule of Investments:

(a)	The rate disclosed is the 7 day net yield as of February 28, 2017.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 96.

See accompanying notes to the financial statements.	23

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Although GMO does not manage the Fund to, or control the Fund’s risk relative to, any index or benchmark, a discussion of the Fund’s performance relative to the Consumer Price Index (“CPI”) is included for comparative purposes only.

GMO Benchmark-Free Fund returned +14.52% (net) for the fiscal year ended February 28, 2017, as compared with +2.84% for the CPI.

The Fund’s exposure to equities, particularly in emerging markets, was the primary driver of the strong performance. The Fund’s exposure to alternative strategies and fixed income also contributed, as all of the strategies enjoyed positive performance with emerging debt being most noteworthy. Cash and short duration bond holdings had a negative impact on performance, largely due to the considerable increase in yields in the US in the fourth quarter of 2016.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments at the beginning or end of the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is higher than it otherwise would have been in the absence of such fair value adjustments.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

24

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Benchmark-Free Fund Class III Shares and the Consumer Price Index

As of February 28, 2017

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .25% on the purchase and .25% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

25

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2017 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	47.7%
Debt Obligations	35.6
Short-Term Investments	14.7
Preferred Stocks	1.9
Loan Participations	0.1
Investment Funds	0.1
Futures Contracts	0.1
Rights/Warrants	0.1
Swap Contracts	0.0	^
Forward Currency Contracts	0.0	^
Loan Assignments	0.0	^
Options Purchased	0.0	^
Written/Credit Linked Options	(0.0	)^
Reverse Repurchase Agreements	(0.0	)^
Securities Sold Short	(0.0	)^
Other	(0.3)

	100.0%

Country/Region Summary¤	Debt Obligations as a % of Total Net Assets
United States	12.0%
Other Emerging	3.4	†
Euro Region	(0.1	)#
Other Developed	(0.8	)‡

	14.5%

Country/Region Summary¤	Equity Investments as a % of Total Net Assets
United States	9.2%
China	5.9
Other Developed	5.4	‡
Taiwan	4.8
South Korea	4.1
Japan	3.6
United Kingdom	2.8
India	2.3
Other Emerging	1.9	†
Germany	1.8
Brazil	1.8
France	1.4
Russia	1.3
South Africa	1.3
Turkey	1.1
Australia	1.0

	49.7%

&	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”). Derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation rather than notional amounts.

¤	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of certain derivative financial instruments and excludes exposure through the use of certain currency linked derivatives such as forward currency contracts and currency options. The table is based on duration adjusted net exposures (both investments and derivatives), taking into account the market value of securities and the notional amounts of swaps and other derivative financial instruments. For example, U.S. asset-backed securities may represent a relatively small percentage due to their short duration, even though they represent a large percentage of market value (direct and indirect). Duration is based on GMO’s models. The greater the duration of a bond, the greater its contribution to the concentration percentage. Credit default swap exposures are factored into the duration adjusted exposure using the reference security and applying the same methodology to that security. The tables are not normalized, thus, due to the exclusions listed above and negative exposures, which may be attributable to derivatives or short sales, if any, the tables may not total to 100%.

†	“Other Emerging” is comprised of emerging countries that each represent between (1.0)% and 1.0% of Total Net Assets.

#	“Euro Region” is comprised of derivative financial instruments attributed to the Eurozone and not a particular country.

‡	“Other Developed” is comprised of developed countries that each represent between (1.0)% and 1.0% of Total Net Assets.

^	Rounds to 0.0%.

26

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2017

Shares	Description	Value ($)
	COMMON STOCKS — 31.4%

	Australia — 1.0%
61,664	Abacus Property Group (REIT)	146,484
436,040	Adelaide Brighton Ltd	1,794,757
1,434	ASX Ltd	56,271
40,505	BHP Billiton Ltd	766,682
193,771	BlueScope Steel Ltd	1,812,258
49,603	Credit Corp Group Ltd	625,245
430,340	CSR Ltd	1,378,104
508,639	Dexus Property Group (REIT)	3,679,576
533,451	Downer EDI Ltd	2,868,394
338,143	Fairfax Media Ltd	244,691
6,185	Fortescue Metals Group Ltd	31,312
319,833	Genworth Mortgage Insurance Australia Ltd	688,467
312,237	GPT Group (The) (REIT)	1,179,364
258,408	Investa Office Fund (REIT)	925,165
15,140	LendLease Group	176,643
379,812	Metcash Ltd *	629,160
2,217,550	Mirvac Group (REIT)	3,652,068
551,018	Myer Holdings Ltd	531,898
3,444	Navitas Ltd	13,011
194,561	Nine Entertainment Co Holdings Ltd	156,624
356,314	OZ Minerals Ltd	2,535,284
191,637	Pact Group Holdings Ltd	979,231
27,413	Resolute Mining Ltd	33,712
1,061,675	Scentre Group (REIT)	3,548,015
261,400	Shopping Centres Australasia Property Group (REIT)	446,736
75,159	Sigma Pharmaceuticals Ltd	67,691
84,092	Sonic Healthcare Ltd	1,386,445
177,931	Star Entertainment Grp Ltd (The)	664,920
341,015	Stockland (REIT)	1,233,431
2,671,160	Telstra Corp Ltd	9,865,807
3,762	Virtus Health Ltd	15,605
59,093	Wesfarmers Ltd	1,934,174
102,819	WorleyParsons Ltd *	837,282
34,707	WPP AUNZ Ltd	29,339

	Total Australia	44,933,846

	Austria — 0.1%
10,381	Oesterreichische Post AG	377,464
94,528	OMV AG	3,613,360
4,039	Raiffeisen Bank International AG *	89,576
43,033	voestalpine AG	1,808,089

	Total Austria	5,888,489

	Belgium — 0.0%
718	Barco NV	64,388
55,635	bpost SA	1,381,529
8,807	D’Ieteren SA NV	392,783

Shares	Description	Value ($)
	Belgium — continued
420	Orange Belgium SA *	9,531

	Total Belgium	1,848,231

	Brazil — 0.4%
361,300	Ambev SA	2,067,257
90,500	Banco Bradesco SA	944,546
200,000	Banco do Brasil SA	2,118,051
218,900	BB Seguridade Participacoes SA	2,006,190
788,150	BM&FBovespa SA – Bolsa de Valores Mercadorias e Futuros	4,801,738
184,100	Centrais Eletricas Brasileiras SA *	1,268,614
31,100	Companhia de Saneamento Basico do Estado de Sao Paulo	327,614
34,800	EcoRodovias Infraestrutura e Logistica SA	102,525
2,507	FII BTG Pactual Corporate Office Fund (REIT)	86,180
7,500	M Dias Branco SA	332,780
277,000	MRV Engenharia e Participacoes SA	1,267,232
33,200	Qualicorp SA	209,852
4,933	Smiles SA	97,826
287,100	Transmissora Alianca de Energia Eletrica SA	2,029,419

	Total Brazil	17,659,824

	Canada — 0.9%
15,900	AGF Management Ltd – Class B	72,425
86,700	Air Canada *	873,397
27,300	Bank of Montreal	2,071,651
3,700	BCE Inc	161,405
11,300	Canadian Imperial Bank of Commerce	992,089
43,700	Canadian Tire Corp Ltd – Class A	5,010,925
23,100	Cascades Inc	230,444
2,600	Celestica Inc *	34,355
67,200	CGI Group Inc – Class A *	3,089,318
39,000	Chorus Aviation Inc	209,946
184,700	CI Financial Corp	3,765,755
700	Cominar Real Estate Investment Trust	7,816
2,700	Corus Entertainment Inc – B Shares	25,837
8,300	Dream Global Real Estate Investment Trust	61,678
5,040	Dream Industrial Real Estate Investment Trust	32,216
12,700	Gluskin Sheff + Associates Inc	172,591
355,200	IAMGOLD Corp (CAD) *	1,401,331
6,300	Industrial Alliance Insurance & Financial Services Inc	261,496
900	Laurentian Bank of Canada	38,895
30,900	Medical Facilities Corp	422,717
262,400	Metro Inc	7,651,522
17,600	North West Co Inc (The)	388,520
47,400	Open Text Corp	1,562,394
9,200	Open Text Corp	303,416
95,400	Pure Industrial Real Estate Trust (REIT)	429,523

See accompanying notes to the financial statements.	27

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Shares	Description	Value ($)
	Canada — continued
37,800	Rogers Sugar Inc	181,003
30,600	Russel Metals Inc	611,217
15,700	Saputo Inc	539,133
92,100	Sun Life Financial Inc	3,342,283
4,100	TFI International Inc	102,238
34,700	Toromont Industries Ltd	1,210,398
71,400	Transcontinental Inc – Class A	1,087,503
10,500	Valener Inc	164,433
37,630	WestJet Airlines Ltd	617,628
2,900	Westshore Terminals Investment Corp	58,952
16,700	ZCL Composites Inc	153,018

	Total Canada	37,339,468

	China — 3.5%
550,000	Agile Group Holdings Ltd	362,802
1,399,500	Anhui Conch Cement Co Ltd – Class H	4,872,381
554,000	ANTA Sports Products Ltd	1,676,095
438,500	BAIC Motor Corp Ltd – Class H	493,004
1,414,000	Beijing Capital International Airport Co Ltd – Class H	1,515,266
948,000	Beijing Capital Land Ltd – Class H	406,430
19,500	Beijing Enterprises Holdings Ltd	101,992
7,103,000	Belle International Holdings Ltd	4,890,420
43,275	Changyou.com Ltd ADR*	1,195,256
60,000	Chaowei Power Holdings Ltd.	47,318
2,166,000	China BlueChemical Ltd – Class H	752,537
717,000	China Cinda Asset Management Co Ltd – Class H	282,608
63,000	China Communications Construction Co Ltd – Class H	81,290
3,374,000	China Communications Services Corp Ltd – Class H	2,252,924
1,614,000	China Everbright Ltd	3,201,319
721,000	China Greenfresh Group Co Ltd	352,994
3,982,000	China Jinmao Holdings Group Ltd	1,236,350
1,838,000	China Lesso Group Holdings Ltd	1,378,765
1,768,000	China Machinery Engineering Corp – Class H	1,229,717
57,100	China Mobile Ltd Sponsored ADR	3,155,346
8,134,000	China National Building Material Co Ltd – Class H	5,931,367
1,063,000	China National Materials Co Ltd – Class H	363,646
12,620,000	China Petroleum & Chemical Corp – Class H	9,782,313
1,787,500	China Railway Construction Corp Ltd – Class H	2,527,292
464,000	China Resources Cement Holdings Ltd	241,273
828,000	China Resources Land Ltd	2,259,021
2,466,000	China Resources Power Holdings Co Ltd	4,462,928
1,444,500	China Shenhua Energy Co Ltd – Class H	3,022,558
14,304,000	China Telecom Corp Ltd – Class H	6,726,993
1,152,000	China Travel International Investment Hong Kong Ltd	341,214

Shares	Description	Value ($)
	China — continued
1,181,500	China ZhengTong Auto Services Holdings Ltd	494,445
3,136,000	CIFI Holdings Group Co Ltd	1,049,824
3,988,000	CNOOC Ltd	4,717,769
6,131,000	Country Garden Holdings Co Ltd	4,390,025
3,488,000	Datang International Power Generation Co Ltd – Class H	1,020,091
3,202,000	Dongfeng Motor Group Co Ltd – Class H	3,796,882
221,000	Far East Horizon Ltd	212,615
248,000	Future Land Development Holdings Ltd	63,790
3,072,000	Great Wall Motor Co Ltd – Class H	3,772,542
1,549,000	Greentown China Holdings Ltd *	1,415,179
2,340,000	Guangdong Investment Ltd	3,187,896
244,000	Guangshen Railway Co Ltd – Class H	152,424
3,506,800	Guangzhou R&F Properties Co Ltd – Class H	4,841,841
60,000	Haier Electronics Group Co Ltd	110,368
513,000	Hi Sun Technology China Ltd *	81,936
47,000	Hua Hong Semiconductor Ltd	56,186
3,323,000	Huabao International Holdings Ltd *	1,785,149
2,356,000	Huadian Power International Corp Ltd – Class H	1,034,474
150,000	IGG, Inc.	105,993
1,656,000	Jiangsu Expressway Co Ltd – Class H	2,184,547
1,079,500	Kingboard Chemical Holdings Ltd	3,816,719
829,000	Kingboard Laminates Holdings Ltd	928,571
314,000	Kunlun Energy Co Ltd	272,797
2,733,000	KWG Property Holding Ltd	1,724,508
2,737,000	Lee & Man Paper Manufacturing Ltd	2,479,781
1,324,000	Longfor Properties Co Ltd	2,117,967
214,000	Lonking Holdings Ltd	57,821
260,000	Minth Group Ltd	827,352
420,000	Nexteer Automotive Group Ltd	542,222
391,000	Nine Dragons Paper Holdings Ltd	496,167
1,871,000	People’s Insurance Co Group of China Ltd (The) – Class H	768,377
1,278,000	PICC Property & Casualty Co Ltd – Class H	1,951,501
2,295,000	Poly Property Group Co Ltd *	962,628
230,000	Q Technology Group Co. Ltd. *	168,902
46,500	Shandong Chenming Paper Holdings Ltd – Class H	60,452
588,000	Shanghai Industrial Holdings Ltd	1,640,859
641,900	Shanghai Pharmaceuticals Holding Co Ltd – Class H	1,652,664
1,300,000	Shenzhen Expressway Co Ltd – Class H	1,200,641
984,500	Shenzhen International Holdings Ltd	1,411,546
2,283,500	Shimao Property Holdings Ltd	3,277,555
311,000	Shui On Land Ltd	69,699
553,000	Sino Biopharmaceutical Ltd	476,603
3,336,500	Sino-Ocean Group Holding Ltd	1,657,270
1,831,500	Sinopec Engineering Group Co Ltd – Class H	1,664,937
88,800	Sinopharm Group Co Ltd – Class H	410,648
331,000	Sinotrans Ltd – Class H	149,644

28	See accompanying notes to the financial statements.

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Shares	Description	Value ($)
	China — continued
722,000	Sinotruk Hong Kong Ltd	599,048
4,400,000	Skyworth Digital Holdings Ltd	2,854,630
2,229,000	SOHO China Ltd	1,153,974
92,976	Sohu.com Inc *	3,703,234
56,000	Sun Art Retail Group Ltd	53,985
114,000	Texhong Textile Group Ltd	167,038
706,000	Tianjin Port Development Holdings Ltd	119,000
958,000	Tianneng Power International Ltd	845,433
1,788,000	TravelSky Technology Ltd – Class H	3,899,027
204,000	Weichai Power Co Ltd – Class H	359,194
937,000	Xinhua Winshare Publishing and Media Co Ltd – Class H	854,313
1,574,000	XTEP International Holdings Ltd	717,301
5,344,000	Yuexiu Property Co Ltd	866,761
1,447,000	Yuexiu Real Estate Investment Trust	861,067
496,000	Yuexiu Transport Infrastructure Ltd	344,042
1,746,000	Yuzhou Properties Co Ltd	606,993
1,986,000	Zhejiang Expressway Co Ltd – Class H	2,233,592
201,000	Zhongsheng Group Holdings Ltd.	291,412

	Total China	150,935,270

	Czech Republic — 0.0%
103,385	CEZ AS	1,824,612
306	Philip Morris CR AS	159,588

	Total Czech Republic	1,984,200

	Denmark — 0.0%
12	AP Moeller – Maersk A/S – Class B	19,512
1,010	Dfds A/S	55,478
3,561	Schouw & Co AB	279,499

	Total Denmark	354,489

	Finland — 0.2%
11,015	Cramo Oyj	238,371
1,901	Kesko Oyj – B Shares	87,159
83,241	Neste Oyj	2,897,349
14,155	Sponda Oyj	59,235
3,556	Tieto Oyj	98,971
264,308	UPM-Kymmene Oyj	6,268,503

	Total Finland	9,649,588

	France — 1.4%
168,508	Air France-KLM*	1,187,527
8,227	Alten SA	568,999
7,796	APERAM SA	396,303
615,196	AXA SA	14,529,699
114,368	BNP Paribas SA	6,691,718
176	Capgemini SA	15,075
21,535	Christian Dior SE	4,565,851

Shares	Description	Value ($)
	France — continued
10,047	Cie Generale des Etablissements Michelin	1,131,233
103,139	CNP Assurances	1,911,245
2,010	Groupe Fnac SA *	120,184
17,261	IPSOS	556,019
12,876	LVMH Moet Hennessy Louis Vuitton SE	2,586,537
71,682	SCOR SE	2,591,389
119,995	Societe Generale SA	5,333,485
349,049	TOTAL SA	17,416,126
19,061	Valeo SA	1,173,845

	Total France	60,775,235

	Germany — 1.5%
30,060	ADVA Optical Networking SE *	316,082
92,923	Allianz SE (Registered)	16,184,137
63,338	BASF SE	5,892,573
94,027	Bayerische Motoren Werke AG	8,396,234
3,499	Bechtle AG	364,452
4,253	Cewe Stiftung & Co KGAA	358,846
211,092	Daimler AG (Registered Shares)	15,335,187
292,698	Deutsche Lufthansa AG (Registered)	4,285,401
5,438	Diebold Nixdorf AG	395,762
161	Duerr AG	13,340
12,902	Hannover Rueck SE	1,455,545
30,109	HeidelbergCement AG	2,811,067
1,552	Henkel AG & Co KGaA	167,470
16,003	RHOEN-KLINIKUM AG	402,572
9,031	RTL Group SA	694,332
127,940	RWE AG *	1,822,033
17,089	SAP AG	1,591,879
35,320	Software AG	1,309,342
28,645	STADA Arzneimittel AG	1,732,271
17,026	Talanx AG	608,273
1,002	Washtec AG	62,404

	Total Germany	64,199,202

	Greece — 0.0%
12,055	FF Group *	235,809

	Hong Kong — 0.7%
900,400	BOC Hong Kong Holdings Ltd	3,556,952
1,014,400	Champion (REIT)	582,657
120,900	Dah Sing Banking Group Ltd	235,264
4,000	Dah Sing Financial Holdings Ltd	29,466
206,170	Henderson Land Development Co Ltd	1,197,316
40,000	HKT Trust & HKT Ltd – Class SS	53,358
331,000	Hongkong Land Holdings Ltd	2,258,779
184,100	Hysan Development Co Ltd	858,373
312,800	Kerry Properties Ltd	958,557
904,400	Link (REIT)	6,236,307

See accompanying notes to the financial statements.	29

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Shares	Description	Value ($)
	Hong Kong — continued
89,800	Luk Fook Holdings International Ltd	260,747
629,200	Man Wah Holdings Ltd	413,782
29,700	New World Development Co Ltd	38,875
2,298,900	SJM Holdings Ltd	1,886,262
14,300	SmarTone Telecommunications Holdings Ltd	19,405
59,800	Sun Hung Kai Properties Ltd	873,683
21,500	Swire Pacific Ltd – Class A	221,313
1,400	Television Broadcasts Ltd	6,123
8,000	Truly International Holdings Ltd	3,440
1,124,500	WH Group Ltd	877,934
750,100	Wharf Holdings Ltd (The)	5,942,600
365,500	Wheelock & Co Ltd	2,373,839
55,425	Xinyi Automobile Glass Hong Kong Enterprises Ltd *	10,559
1,209,400	Xinyi Glass Holdings Ltd	1,096,511
12,900	Yue Yuen Industrial Holdings Ltd	47,999

	Total Hong Kong	30,040,101

	Hungary — 0.0%
437,577	Magyar Telekom Telecommunications Plc	736,885
9,013	MOL Hungarian Oil & Gas Plc	617,925

	Total Hungary	1,354,810

	India — 0.8%
155,007	Bharat Petroleum Corp Ltd	1,553,729
311,647	Canara Bank *	1,379,645
15,701	Claris Lifesciences Ltd	74,925
373,759	Firstsource Solutions Ltd *	247,830
123,886	HCL Technologies Ltd	1,557,817
45,388	Hexaware Technologies Ltd	152,241
261,804	Hindustan Zinc Ltd	1,202,806
872,500	Housing Development & Infrastructure Ltd *	900,877
105,410	Indiabulls Housing Finance Ltd	1,372,203
73,895	Indian Bank	318,768
746,624	Infosys Ltd Sponsored ADR	11,303,887
95,014	Karnataka Bank Ltd (The)	196,121
35,621	KPIT Technologies Ltd	73,530
10,031	Mphasis Ltd	89,676
61,236	NIIT Technologies Ltd	383,077
298,885	NMDC Ltd	674,458
2,083	Oracle Financial Services Software Ltd	116,933
1,414,978	Power Finance Corp	2,880,999
1,652,270	Rural Electrification Corp Ltd	3,783,839
112,759	Sonata Software Ltd	325,644
389,600	Syndicate Bank *	405,302
140,906	Tata Consultancy Services Ltd	5,191,606
37,383	Time Technoplast Ltd	54,234
65,155	Wipro Ltd	475,266

	Total India	34,715,413

Shares	Description	Value ($)
	Indonesia — 0.0%
1,239,700	Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	213,345
409,700	Barito Pacific Tbk PT *	68,138
57,900	Indo Tambangraya Megah Tbk PT	76,242

	Total Indonesia	357,725

	Ireland — 0.0%
26,943	Smurfit Kappa Group Plc	715,597

	Israel — 0.4%
2,522	B Communications Ltd	49,853
594,600	Bank Hapoalim BM	3,665,167
397,983	Bank Leumi Le-Israel BM *	1,744,931
72,100	Check Point Software Technologies Ltd *	7,131,411
297,620	El Al Israel Airlines	211,984
343,136	Israel Discount Bank Ltd – Class A *	759,482
44,830	Mizrahi Tefahot Bank Ltd	748,398
35,391	Teva Pharmaceutical Industries Ltd	1,244,946

	Total Israel	15,556,172

	Italy — 0.1%
34,038	A2A SPA	47,242
38,149	ACEA SPA	484,429
6,949	ASTM SPA	89,858
112,984	Banca Mediolanum SPA	737,316
3,475	Eni SPA	53,610
930	EXOR SPA	44,045
230,934	Hera SPA	571,958
302,992	Iren SPA	521,150
15,426	MARR SPA	312,723
87,047	Recordati SPA	2,762,358
780	Reply SPA	103,898
87,828	Societa Cattolica di Assicurazioni SCRL	550,305
19,207	Societa Iniziative Autostradali e Servizi SPA	168,363

	Total Italy	6,447,255

	Japan — 3.6%
14,600	Alfresa Holdings Corp	263,015
23,000	AOKI Holdings Inc	282,893
2,700	Aoyama Trading Co Ltd	101,216
3,700	Arcs Co Ltd	83,351
33,100	Asahi Kasei Corp	322,552
2,000	Autobacs Seven Co Ltd	31,682
3,800	BML Inc	82,967
3,400	Brother Industries Ltd	64,032
99,100	Calsonic Kansei Corp	1,134,953
13,700	Cawachi Ltd	366,853
53,600	Central Japan Railway Co	8,774,305
30,500	Coca-Cola West Co Ltd	906,477
28,100	Cosmo Energy Holdings Co Ltd	482,295

30	See accompanying notes to the financial statements.

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Shares	Description	Value ($)
	Japan — continued
400	Daiichi Sankyo Co Ltd	9,121
22,600	Daito Trust Construction Co Ltd	3,161,695
21,400	Daiwa House Industry Co Ltd	587,286
35,000	Daiwabo Holdings Co Ltd	94,356
125,200	DCM Holdings Co Ltd	1,113,517
140,800	Denka Co Ltd	733,191
14,500	Descente Ltd	169,031
17,900	DIC Corp	653,994
17,900	Doutor Nichires Holdings Co Ltd	344,960
10,500	DTS Corp	242,211
8,200	Ehime Bank Ltd (The)	101,266
14,600	Elecom Co Ltd	271,278
7,800	Exedy Corp	222,888
9,100	Fujicco Co Ltd	197,163
54,200	FujiFilm Holdings Corp	2,096,588
53,300	Fujitsu General Ltd	1,043,380
6,900	Fuyo General Lease Co Ltd	329,847
15,500	Gunze Ltd	56,922
154,300	Hanwa Co Ltd	1,106,532
37,100	Haseko Corp	439,035
16,000	Hitachi Chemical Co Ltd	451,472
3,600	Hitachi Transport System Ltd	73,739
5,300	Idemitsu Kosan Co Ltd	170,774
985,200	ITOCHU Corp	14,267,134
6,000	Itochu Techno-Solutions Corp	162,940
124,600	Japan Airlines Co Ltd	4,071,832
38,300	K’s Holdings Corp	681,523
45,400	Kaneka Corp	355,135
456,000	Kanematsu Corp	791,346
1,400	Kasai Kogyo Co Ltd	18,227
11,100	Kawasaki Kisen Kaisha Ltd	29,920
564,500	KDDI Corp	14,751,809
2,100	Keihin Corp	35,151
1,400	Kokuyo Co Ltd	18,457
400	Kuroda Electric Co Ltd	8,311
11,300	Kyowa Exeo Corp	156,734
800	Kyudenko Corp	20,189
162,000	Marubeni Corp	1,048,766
17,400	MCJ Co Ltd	191,560
63,100	Medipal Holdings Corp	1,041,282
350,700	Mitsubishi Chemical Holdings Corp	2,696,608
2,700	Mitsubishi Electric Corp	60,950
201,900	Mitsubishi Electric Corp	2,960,035
64,600	Mitsubishi Tanabe Pharma Corp	1,329,889
1,599,500	Mitsubishi UFJ Financial Group Inc	10,581,919
72,500	Mitsubishi UFJ Lease & Finance Co Ltd	400,835
201,000	Mitsui & Co Ltd	3,076,815
10,000	Mitsui Chemicals Inc	50,887
108,000	Mitsui Engineering & Shipbuilding Co Ltd	177,744
6,000	Mitsui Sugar Co Ltd	144,911

Shares	Description	Value ($)
	Japan — continued
1,645,700	Mizuho Financial Group Inc	3,071,083
1,200	NHK Spring Co Ltd	13,723
22,200	Nichiha Corp	622,155
46,000	Nippon Corp	872,908
69,900	Nippon Light Metal Holdings Co Ltd	171,785
336,700	Nippon Telegraph & Telephone Corp	14,242,179
2,500	Nippon Signal Co Ltd	23,707
4,700	Nishi-Nippon Financial Holdings Inc *	51,017
355,800	Nissan Motor Co Ltd	3,500,861
51,500	Nissin Electric Co Ltd	605,399
19,800	Noritsu Koki Co Ltd	168,855
2,600	Okamura Corp	23,642
18,100	Open House Co Ltd	430,180
3,800	ORIX Corp	59,128
265,500	Osaka Gas Co Ltd	1,025,371
8,000	Osaki Electric Co Ltd	77,519
138,500	Otsuka Holdings Co Ltd	6,312,635
73,500	PanaHome Corp	684,116
15,100	Pola Orbis Holdings Inc	1,443,213
2,200	Press Kogyo Co Ltd	11,168
50,000	Prima Meat Packers Ltd	201,453
17,500	Rengo Co Ltd	101,629
171,500	Resona Holdings Inc	957,791
900	Rock Field Co Ltd	13,851
4,100	Roland DG Corp	126,201
1,800	San-A Co Ltd	82,498
139,300	Sekisui Chemical Co Ltd	2,301,030
94,700	Sekisui House Ltd	1,514,364
1,348,100	Sojitz Corp	3,493,719
67,800	Sumitomo Forestry Co Ltd	987,628
83,200	Sumitomo Heavy Industries Ltd	588,026
381,200	Sumitomo Mitsui Financial Group Inc	14,850,481
126,000	Sumitomo Osaka Cement Co Ltd	523,559
80,200	Sumitomo Rubber Industries Ltd	1,322,827
13,800	Sundrug Co Ltd	908,561
14,000	Suzuken Co Ltd	473,918
28,600	T-Gaia Corp	488,518
26,400	TIS Inc	641,904
44,600	Toho Holdings Co Ltd	964,529
4,500	Tokyo Century Corp	151,941
200	Tokyo Electron Ltd	19,953
6,000	Toshiba Plant Systems & Services Corp	84,254
362,000	Tosoh Corp	3,149,271
1,900	Toyoda Gosei Co Ltd	48,466
58,700	Toyota Tsusho Corp	1,750,483
10,000	TPR Co Ltd	340,259
20,200	TS Tech Co Ltd	528,299
7,200	TSI Holdings Co Ltd	50,061
1,700	Tsuruha Holdings Inc	157,285
3,000	TV Asahi Holdings Corp	61,164

See accompanying notes to the financial statements.	31

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Shares	Description	Value ($)
	Japan — continued
11,800	UKC Holdings Corp	229,455
25,000	Wacoal Holdings Corp	313,887
700	Yellow Hat Ltd	17,815
12,300	Yuasa Trading Co Ltd	354,080

	Total Japan	156,907,550

	Mexico — 0.3%
671,678	Alpek SA de CV	710,742
331,100	Arca Continental SAB de CV	1,858,076
587,529	Bolsa Mexicana de Valores SAB de CV	846,575
108,586	Gruma SAB de CV – Class B	1,426,375
99,800	Grupo Aeroportuario del Centro Norte SAB de CV	478,051
161,600	Grupo Aeroportuario del Pacifico SAB de CV – Class B	1,400,322
55,900	Grupo Aeroportuario del Sureste SAB de CV – Class B	884,762
88,800	Grupo Financiero Interacciones SA de CV – Class O	395,570
171,042	Grupo Herdez SAB de CV	318,477
1,100	Industrias Bachoco SAB de CV Sponsored ADR	52,646
473,300	OHL Mexico SAB de CV	496,586
36,100	Prologis Property Mexico SA de CV (REIT)	53,400
2,459,938	Wal-Mart de Mexico SAB de CV	4,787,277

	Total Mexico	13,708,859

	Netherlands — 0.6%
20,500	AerCap Holdings NV *	928,650
60,600	AVG Technologies NV *	1,496,820
364	BinckBank NV	2,044
24,507	Heineken Holding NV	1,862,474
372,292	ING Groep NV	5,128,912
69,807	Koninklijke Ahold Delhaize NV	1,485,988
22,905	Philips Lighting NV *	634,309
528,276	PostNL NV *	2,307,044
129,149	Unilever NV CVA	6,113,666
201,612	Wolters Kluwer NV	8,263,354

	Total Netherlands	28,223,261

	New Zealand — 0.1%
675,095	Air New Zealand Ltd	1,149,806
269,340	Fletcher Building Ltd	1,857,901
124,623	Fletcher Building Ltd	865,792
105,492	SKY Network Television Ltd	288,579

	Total New Zealand	4,162,078

	Norway — 0.3%
8,812	Austevoll Seafood ASA	77,795
31,623	Bakkafrost P/F	1,176,847

Shares	Description	Value ($)
	Norway — continued
89,108	BW LPG Ltd	435,459
147,524	DNB ASA	2,418,741
360,524	Orkla ASA	3,169,299
11,320	Salmar ASA	286,021
19,206	SpareBank 1 Nord Norge	135,217
47,489	Statoil ASA	837,288
68,656	Storebrand ASA *	463,580
177,439	Subsea 7 SA *	2,506,398

	Total Norway	11,506,645

	Poland — 0.2%
62,043	Asseco Poland SA	853,989
197,873	Bank Millennium SA *	331,916
271,661	Enea SA *	712,662
123,347	KGHM Polska Miedz SA	3,905,277
20,505	PGE Polska Grupa Energetyczna SA	59,837
2,460,762	Tauron Polska Energia SA *	1,814,752

	Total Poland	7,678,433

	Portugal — 0.0%
123,026	CTT-Correios de Portugal SA	660,725

	Russia — 0.5%
210,800	Aeroflot PJSC *	600,906
12,930	Gazprom Neft PJSC	50,692
2,454,942	Gazprom PJSC Sponsored ADR	10,957,801
82,218	Lukoil PJSC Sponsored ADR	4,359,541
223,980	Novolipetsk Steel PJSC	432,901
46,581	Novolipetsk Steel PJSC GDR	892,758
224,824	Rosneft Oil Co PJSC GDR (Registered)	1,275,554
18,211,000	RusHydro PJSC	300,021
415,490	Tatneft PJSC	2,423,889
15,101	Tatneft PJSC Sponsored ADR	529,546

	Total Russia	21,823,609

	Singapore — 0.2%
946,900	CapitaLand Commercial Trust (REIT)	1,053,174
497,000	Fortune Real Estate Investment Trust	557,545
199,800	Frasers Centrepoint Trust (REIT)	285,237
4,050,800	Golden Agri-Resources Ltd	1,096,448
716,300	Mapletree Greater China Commercial Trust (REIT)	503,280
424,600	Mapletree Industrial Trust (REIT)	504,328
58,100	Mapletree Logistics Trust (REIT)	44,555
107,400	Parkway Life Real Estate Investment Trust	186,136
119,800	SATS Ltd	427,393
93,700	Venture Corp Ltd	718,516
1,568,000	Yangzijiang Shipbuilding Holdings Ltd	1,034,344
60,600	Yanlord Land Group Ltd	62,906

	Total Singapore	6,473,862

32	See accompanying notes to the financial statements.

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Shares	Description	Value ($)
	South Africa — 1.2%
43,859	AECI Ltd	366,531
95,436	African Rainbow Minerals Ltd	736,827
18,875	Astral Foods Ltd	212,677
329,833	AVI Ltd	2,393,299
295,273	Barclays Africa Group Ltd	3,417,119
314,823	Barloworld Ltd	2,781,253
190,093	Bidvest Group Ltd (The)	2,245,762
68,811	Blue Label Telecoms Ltd	97,481
187,862	Clicks Group Ltd	1,838,729
254,239	Emira Property Fund Ltd (REIT)	285,087
46,082	Hyprop Investments Ltd (REIT)	440,291
263,479	KAP Industrial Holdings Ltd	188,200
34,624	Kumba Iron Ore Ltd*	565,467
273,479	Liberty Holdings Ltd	2,312,009
585,126	MMI Holdings Ltd	1,096,316
146,748	Mondi Ltd	3,366,649
92,221	MTN Group Ltd	841,436
373,431	Nedbank Group Ltd	6,963,064
192,222	Reunert Ltd	1,029,024
241,769	RMB Holdings Ltd	1,167,511
1,304,693	SA Corporate Real Estate Fund Nominees Pty Ltd	558,472
22,259	Santam Ltd	411,227
171,811	Sasol Ltd	4,887,329
55,476	Shoprite Holdings Ltd	800,567
837,175	Sibanye Gold Ltd	1,715,250
4,324	Standard Bank Group Ltd	47,123
176,711	Super Group Ltd *	469,518
352,758	Telkom SA SOC Ltd	1,832,355
222,241	Truworths International Ltd	1,475,297
368,034	Tsogo Sun Holdings Ltd	774,372
427,409	Vodacom Group Ltd	4,826,994
27,168	Wilson Bayly Holmes-Ovcon Ltd	300,847

	Total South Africa	50,444,083

	South Korea — 1.8%
143,941	BNK Financial Group Inc	1,104,569
7,990	Daekyo Co Ltd	57,536
29,859	Daishin Securities Co Ltd	302,025
93,574	Daou Technology Inc	1,521,043
124,354	DGB Financial Group Inc	1,143,193
22,507	Dongbu Insurance Co Ltd	1,215,180
14,005	Dongwon Development Co Ltd	53,601
12,295	DuzonBizon Co Ltd	249,852
6,731	E-MART Inc	1,236,991
8,373	GS Holdings Corp	410,337
58,348	Hana Financial Group Inc	1,817,635
19,788	Hankook Tire Co Ltd	1,045,214
15,111	Hanwha Corp	485,699
303,764	Hanwha Life Insurance Co Ltd	1,748,125

Shares	Description	Value ($)
	South Korea — continued
2,699	Hyundai Corp	49,881
6,966	Hyundai Department Store Co Ltd	612,315
548	Hyundai Home Shopping Network Corp	55,457
41,617	Hyundai Marine & Fire Insurance Co Ltd	1,192,527
9,282	Hyundai Mobis Co Ltd	2,092,156
80,064	Hyundai Motor Co	10,571,264
270,474	Industrial Bank of Korea	2,952,560
115,953	JB Financial Group Co Ltd	582,268
159,454	KB Financial Group Inc	6,582,242
264,501	Kia Motors Corp	8,940,852
9,620	Kolon Industries Inc	605,521
3,295	Korea Petrochemical Ind Co Ltd	774,721
64,558	Korean Reinsurance Co	639,386
8,335	KT Hitel Co Ltd *	54,125
8,657	KT&G Corp	783,778
14,392	Kwangju Bank	132,411
110,902	LG Display Co Ltd	2,686,597
16,942	LG International Corp	488,249
4,739	Lotte Shopping Co Ltd	968,147
949	LS Corp	56,833
42,303	Meritz Fire & Marine Insurance Co Ltd	576,008
10,944	NCSoft Corp	2,649,666
17,203	NHN Entertainment Corp *	889,681
2,127	Posco Daewoo Corp	46,130
2,181	Samjin Pharmaceutical Co Ltd	64,511
51,041	Samsung Card Co Ltd	1,909,108
4,630	Samsung Electronics Co Ltd	7,868,371
2,108	Samsung Electronics Co Ltd GDR	1,785,337
22,115	Seah Besteel Corp	509,007
51,645	Shinhan Financial Group Co Ltd	2,124,728
7,382	Shinsegae Inc	1,302,096
500	SK Gas Co Ltd	46,640
17,852	SK Innovation Co Ltd	2,435,051
26,121	SKC Co Ltd	726,006
3,586	SL Corp	78,610
4,799	Ssangyong Cement Industrial Co Ltd	60,663
1,342	Ssangyong Information & Communication *	2,571
39,258	Tongyang Life Insurance Co Ltd	366,533
1,333	Unid Co Ltd	52,080
377,424	Woori Bank	4,436,260

	Total South Korea	81,141,347

	Spain — 0.5%
55,062	Ebro Foods SA	1,117,614
398,878	Endesa SA	8,483,873
70,774	Mapfre SA	218,694
911,545	Repsol SA	13,484,756

	Total Spain	23,304,937

See accompanying notes to the financial statements.	33

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Shares	Description	Value ($)
	Sweden — 0.1%
16,930	Acando AB	60,706
33,404	Axfood AB	510,310
11,963	Bilia AB – A Shares	267,440
8,934	Granges AB	81,316
35,500	Intrum Justitia AB	1,283,460
16,482	NCC AB – B Shares	391,618
15,107	Nobina AB	92,476
7,609	Ratos AB – B Shares	35,346
177,588	Sandvik AB	2,410,656
1,216	Securitas AB – B Shares	18,526
7,491	Wihlborgs Fastigheter AB	148,777

	Total Sweden	5,300,631

	Switzerland — 0.8%
3,104	ALSO Holding AG (Registered) *	347,206
1,123	Autoneum Holding AG	298,797
5,381	BKW AG	273,987
1,177	Burkhalter Holding AG	172,810
44	Emmi AG (Registered)	27,952
2,908	EMS-Chemie Holding AG (Registered)	1,654,628
1,763	Georg Fischer AG (Registered)	1,528,072
108	Gurit Holding AG *	90,947
484	Inficon Holding AG *	211,264
23	Intershop Holding AG	11,470
3,348	Kardex AG (Registered) *	337,806
832	Komax Holding AG (Registered)	216,748
29,284	Kuehne & Nagel International AG (Registered)	4,169,354
1,774	Logitech International SA (Registered)	51,283
68,747	Nestle SA (Registered)	5,073,401
18,159	Novartis AG (Registered) *	1,418,071
2,116	Orior AG *	169,449
79	Schweiter Technologies AG	88,847
445	Sika AG	2,504,340
8,852	Swiss Life Holding AG (Registered) *	2,784,646
149,863	Swiss Re AG	13,404,609

	Total Switzerland	34,835,687

	Taiwan — 1.8%
194,000	Catcher Technology Co Ltd	1,618,742
50,000	Channel Well Technology Co Ltd	50,223
138,000	China Motor Corp	129,398
54,000	China Synthetic Rubber Corp	53,093
597,000	Compeq Manufacturing Co Ltd	389,303
1,314,000	CTBC Financial Holding Co Ltd	784,171
67,000	Cyberlink Corp	147,006
34,000	Elite Material Co Ltd	124,476
588,490	Foxconn Technology Co Ltd	1,756,825
5,184,000	Fubon Financial Holding Co Ltd	8,400,795
213,000	Gigabyte Technology Co Ltd	296,905

Shares	Description	Value ($)
	Taiwan — continued
46,000	Greatek Electronics Inc	62,473
6,389,300	Hon Hai Precision Industry Co Ltd	18,592,624
2,847,000	Inventec Corp	2,114,694
225,000	Lite-On Technology Corp	376,811
780,150	Mercuries Life Insurance Co Ltd *	419,890
43,000	Micro-Star International Co Ltd	99,732
35,000	Novatek Microelectronics Corp	131,065
3,348,000	Pegatron Corp	8,815,785
45,000	Sheng Yu Steel Co Ltd	61,987
1,502,000	Shin Kong Financial Holding Co Ltd *	405,289
60,000	Shinkong Insurance Co Ltd	52,184
11,000	Sinmag Equipment Corp	48,430
51,000	Syncmold Enterprise Corp	102,702
14,000	TaiDoc Technology Corp	50,354
266,000	Taiwan Business Bank	72,801
151,000	Taiwan Semiconductor Co Ltd	189,256
1,455,000	Taiwan Semiconductor Manufacturing Co Ltd	8,914,104
622,524	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	19,590,830
15,000	TOPBI International Holdings Ltd.	53,163
108,000	Topco Scientific Co Ltd	357,835
175,000	Transcend Information Inc	491,837
213,000	Tripod Technology Corp	555,841
1,081,000	United Microelectronics Corp	448,188
823,000	WPG Holdings Ltd	1,044,095
80,000	YC INOX Co Ltd	70,117

	Total Taiwan	76,873,024

	Thailand — 0.1%
241,100	AP Thailand PCL	49,323
165,100	Bangkok Bank Pcl (Foreign Registered) (a)	911,148
2,049,100	Bangkok Expressway & Metro Pcl	413,446
84,800	Kiatnakin Bank Pcl (Foreign Registered)	159,553
194,000	Supalai Pcl (Foreign Registered)	138,237
1,422,500	Thai Beverage Pcl	963,704
216,500	Thai Oil Pcl (Foreign Registered)	466,097
43,500	Thai Vegetable Oil PCL (Foreign Registered)	47,991
606,600	Thanachart Capital PCL (Foreign Registered)	842,593

	Total Thailand	3,992,092

	Turkey — 0.5%
17,956	Akbank TAS	42,780
53,907	Arcelik AS	308,840
2,790,265	Eregli Demir ve Celik Fabrikalari TAS	4,543,020
268,693	KOC Holding AS	1,092,253
90,907	Selcuk Ecza Deposu Ticaret ve Sanayi AS	83,643
148,680	Turk Telekomunikasyon AS	234,807
1,766,488	Turkiye Halk Bankasi AS	5,457,399
4,596,843	Turkiye IS Bankasi – Class C	7,978,386
667,616	Turkiye Sise ve Cam Fabrikalari AS	717,487

34	See accompanying notes to the financial statements.

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Shares	Description	Value ($)
	Turkey — continued
2,375,365	Turkiye Vakiflar Bankasi TAO – Class D	3,448,811

	Total Turkey	23,907,426

	United Kingdom — 2.3%
55,823	3i Group Plc	476,988
277,126	AstraZeneca Plc	15,970,783
91,613	Berkeley Group Holdings Plc (The)	3,348,254
6,606	Bovis Homes Group Plc	63,996
1,473,971	BP Plc	8,311,228
219,821	British American Tobacco Plc	13,884,893
6,312	Carillion Plc	17,154
29,410	Centrica Plc	82,848
135,427	Compass Group Plc	2,515,957
31,985	Computacenter Plc	310,834
77,763	Crest Nicholson Holdings Plc	522,151
55,287	Direct Line Insurance Group Plc	235,637
98,140	Ferrexpo Plc *	194,312
292,500	Firstgroup Plc *	436,510
18,613	Galliford Try Plc	350,452
191,701	GlaxoSmithKline Plc	3,922,761
141,000	GlaxoSmithKline Plc Sponsored ADR	5,848,680
747	HSBC Holdings Plc	6,000
32,072	Hunting Plc	211,148
99,031	IG Group Holdings Plc	657,441
70,434	Imperial Brands Plc	3,315,697
128,018	Inchcape Plc	1,192,366
333,862	Indivior Plc	1,448,851
51,175	Intermediate Capital Group Plc	450,304
62,672	Jupiter Fund Management Plc	326,083
775,982	Kingfisher Plc	3,165,142
6,529	Legal & General Group Plc	20,125
70,194	Lookers Plc	107,507
13,100	Mitie Group Plc	33,649
9,674	Mondi Plc	225,478
48,369	National Express Group Plc	218,157
142,861	Persimmon Plc	3,653,202
58,343	Reckitt Benckiser Group Plc	5,297,525
398,849	Royal Mail Plc	2,052,777
343,348	Sage Group Plc (The)	2,751,663
126,759	Unilever Plc	6,013,640
32,342	WH Smith Plc	679,055
592,401	WPP Plc	13,937,066

	Total United Kingdom	102,256,314

	United States — 5.5%
44,215	3M Co.	8,239,465
93,574	Abbott Laboratories	4,218,316
65,182	Accenture Plc – Class A	7,984,795
23,175	Alphabet, Inc. – Class C *	19,077,892
112,548	American Express Co.	9,010,593

Shares	Description	Value ($)
	United States — continued
15,904	Amphenol Corp. – Class A	1,100,716
17,781	Analog Devices, Inc.	1,456,797
7,392	Anthem, Inc.	1,218,349
104,898	Apple, Inc.	14,369,977
6,400	Automatic Data Processing, Inc.	656,768
15,934	Becton Dickinson and Co.	2,916,719
27,270	Cerner Corp. *	1,500,941
313,884	Cisco Systems, Inc.	10,728,555
132,313	Coca-Cola Co. (The)	5,551,853
113,617	Cognizant Technology Solutions Corp. – Class A *	6,734,080
15,772	Colgate-Palmolive Co.	1,151,041
27,567	Costco Wholesale Corp.	4,884,321
2,028	CR Bard, Inc.	497,347
23,895	CVS Health Corp.	1,925,459
22,785	Eli Lilly & Co.	1,886,826
58,072	Emerson Electric Co.	3,490,127
6,700	Genuine Parts Co.	641,257
16,610	Honeywell International, Inc.	2,067,945
10,338	Humana, Inc.	2,183,903
28,516	Illinois Tool Works, Inc.	3,764,397
14,271	Intuit, Inc.	1,790,154
1,056	Intuitive Surgical, Inc. *	778,272
91,426	Johnson & Johnson	11,173,171
22,223	MasterCard, Inc. – Class A	2,454,753
27,597	McDonald’s Corp.	3,522,757
89,911	Medtronic Plc	7,274,699
286,116	Microsoft Corp.	18,305,702
41,142	Monsanto Co.	4,683,194
39,377	Nike, Inc. – Class B	2,250,789
318,959	Oracle Corp.	13,584,464
15,837	PepsiCo, Inc.	1,748,088
60,660	Pfizer, Inc.	2,069,719
117,046	Philip Morris International, Inc.	12,798,980
133,684	QUALCOMM, Inc.	7,550,472
9,550	Rockwell Automation, Inc.	1,443,005
40,484	Schlumberger Ltd.	3,253,294
30,670	Stryker Corp.	3,942,935
47,636	Teradata Corp. *	1,481,480
31,082	Texas Instruments, Inc.	2,381,503
15,574	TJX Cos., Inc. (The)	1,221,780
41,306	United Technologies Corp.	4,648,990
68,480	UnitedHealth Group, Inc.	11,325,222
27,073	VF Corp.	1,419,979
4,061	WW Grainger, Inc.	1,006,966
14,273	Zimmer Biomet Holdings, Inc.	1,671,083

	Total United States	241,039,890

	TOTAL COMMON STOCKS (COST $1,261,559,241)	1,379,231,177

See accompanying notes to the financial statements.	35

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Par Value† / Shares	Description	Value ($)
	DEBT OBLIGATIONS — 23.5%

	U.S. Government — 23.5%
125,679,098	U.S. Treasury Inflation Indexed Bond, 0.25%, due 01/15/25 (b)	125,323,175
85,021,062	U.S. Treasury Inflation Indexed Bond, 0.38%, due 07/15/25 (b)	85,744,931
84,825,588	U.S. Treasury Inflation Indexed Bond, 0.63%, due 01/15/26 (b)	86,910,262
79,670,311	U.S. Treasury Inflation Indexed Bond, 0.13%, due 07/15/26 (b)	78,271,858
5,000,000	U.S. Treasury Note, 2.75%, due 05/31/17	5,027,920
15,000,000	U.S. Treasury Note, 1.00%, due 09/15/17	15,019,920
12,000,000	U.S. Treasury Note, 0.75%, due 10/31/17	11,996,256
12,500,000	U.S. Treasury Note, 0.88%, due 11/15/17	12,505,863
10,000,000	U.S. Treasury Note, 0.63%, due 11/30/17	9,984,380
40,000,000	U.S. Treasury Note, 0.88%, due 01/31/18	39,978,120
85,000,000	U.S. Treasury Note, 0.75%, due 02/28/18	84,827,365
35,000,000	U.S. Treasury Note, USBM + 0.19%, 0.97%, due 04/30/18	35,059,990
20,000,000	U.S. Treasury Note, 2.63%, due 04/30/18	20,372,660
12,500,000	U.S. Treasury Note, 1.00%, due 05/31/18	12,497,075
12,500,000	U.S. Treasury Note, 1.38%, due 07/31/18	12,553,712
20,000,000	U.S. Treasury Note, 1.38%, due 09/30/18	20,077,340
30,000,000	U.S. Treasury Note, 0.75%, due 10/31/18	29,797,260
15,000,000	U.S. Treasury Note, 1.00%, due 11/30/18	14,956,050
25,000,000	U.S. Treasury Note, 1.25%, due 12/31/18	25,020,500
35,000,000	U.S. Treasury Note, 1.13%, due 01/31/19 (d)	34,934,375
25,000,000	U.S. Treasury Note, 1.50%, due 01/31/19	25,126,950
25,000,000	U.S. Treasury Note, 0.75%, due 02/15/19	24,764,650
20,000,000	U.S. Treasury Note, 1.13%, due 02/28/19	19,957,820
12,500,000	U.S. Treasury Note, 1.38%, due 02/28/19	12,534,662
20,000,000	U.S. Treasury Note, 1.50%, due 03/31/19	20,089,840
12,500,000	U.S. Treasury Note, 0.88%, due 04/15/19	12,395,513
20,000,000	U.S. Treasury Note, 3.13%, due 05/15/19	20,784,380
35,000,000	U.S. Treasury Note, 0.88%, due 06/15/19	34,645,905
25,000,000	U.S. Treasury Note, 1.63%, due 06/30/19	25,164,050
40,000,000	U.S. Treasury Note, 3.63%, due 08/15/19	42,181,240
35,000,000	U.S. Treasury Note, 1.75%, due 09/30/19	35,314,440

	Total U.S. Government	1,033,818,462

	TOTAL DEBT OBLIGATIONS (COST $1,032,842,273)	1,033,818,462

	PREFERRED STOCKS — 1.4%

	Brazil — 1.0%
115,800	Banco Bradesco SA	1,238,277
17,700	Banco Bradesco SA ADR	187,089
13,300	Banco do Estado do Rio Grande do Sul SA – Class B	70,876
48,100	Bradespar SA	360,808
313,500	Centrais Eletricas Brasileiras SA – Class B *	2,472,232

Shares	Description	Value ($)
	Brazil — continued
14,200	Cia de Saneamento do Parana	65,639
2,062,500	Cia Energetica de Minas Gerais	7,051,963
247,400	Cia Energetica de Sao Paulo – Class B	1,417,598
374,660	Itau Unibanco Holding SA	4,797,818
179,680	Itau Unibanco Holding SA Sponsored ADR	2,298,107
4,157,410	Itausa – Investimentos Itau SA	13,367,150
201,000	Metalurgica Gerdau SA *	377,766
972,100	Vale SA	9,812,601

	Total Brazil	43,517,924

	Chile — 0.0%
7,082	Sociedad Quimica y Minera de Chile SA – Class B	222,406

	Germany — 0.1%
13,184	Bayerische Motoren Werke AG	982,435
1,680	Jungheinrich AG	50,815
65,832	Porsche Automobil Holding SE	3,633,163

	Total Germany	4,666,413

	Russia — 0.1%
2,740,200	Surgutneftegas OJSC	1,497,314
469	Transneft PJSC	1,458,573

	Total Russia	2,955,887

	South Korea — 0.2%
4,546	Hyundai Motor Co	393,356
29,404	Hyundai Motor Co 2nd Preference	2,649,934
5,538	Samsung Electronics Co Ltd	7,330,048
627	Samsung Electronics Co Ltd GDR (Registered)	414,635

	Total South Korea	10,787,973

	TOTAL PREFERRED STOCKS (COST $37,172,232)	62,150,603

	RIGHTS/WARRANTS — 0.0%

	Brazil — 0.0%
68,123	Itausa – Investimentos Itau SA Rights, Expires 03/31/17*	86,276

	India — 0.0%
31,164	Canara Bank Rights, Expires 02/17/17 *	41,572

	TOTAL RIGHTS/WARRANTS (COST $0)	127,848

36	See accompanying notes to the financial statements.

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Shares / Par Value†	Description	Value ($)
	MUTUAL FUNDS — 35.9%

	United States — 35.9%
	Affiliated Issuers — 35.9%
8,785,166	GMO Emerging Country Debt Fund, Class IV	254,330,557
18,277,424	GMO Emerging Markets Fund, Class VI	544,118,916
10,309,695	GMO Opportunistic Income Fund, Class VI	265,783,934
5,844,708	GMO SGM Major Markets Fund, Class VI	190,362,136
13,957,737	GMO Special Opportunities Fund, Class VI	284,598,267
1,460,115	GMO U.S. Treasury Fund	36,502,880

	TOTAL MUTUAL FUNDS (COST $1,513,700,009)	1,575,696,690

	SHORT-TERM INVESTMENTS — 7.2%

	Money Market Funds — 0.2%
10,867,034	State Street Institutional Treasury Money Market Fund-Premier Class, 0.42% (c)	10,867,034

	Repurchase Agreements — 5.6%
244,200,958	Daiwa Capital Markets America Inc. Repurchase Agreement, dated 02/28/17, maturing on 03/01/17 with a maturity value of $244,204,485 and an effective yield of 0.52%, collateralized by a U.S. Treasury Note with maturity date 04/30/22 and a market value of $248,950,276.	244,200,958

Shares / Par Value†	Description	Value ($)

	U.S. Government — 1.4%
20,000,000	U.S. Treasury Note, 1.88%, due 08/31/17	20,111,720
40,000,000	U.S. Treasury Note, 1.00%, due 12/15/17	40,046,880

	Total U.S. Government	60,158,600

	TOTAL SHORT-TERM INVESTMENTS (COST $315,237,072)	315,226,592

	TOTAL INVESTMENTS — 99.4% (Cost $4,160,510,827)	4,366,251,372
	Other Assets and Liabilities (net) — 0.6%	28,008,162

	TOTAL NET ASSETS — 100.0%	$4,394,259,534

A summary of outstanding financial instruments at February 28, 2017 is as follows:

Reverse Repurchase Agreements (e)

Face Value		Description	Market Value
USD	34,939,753	Nomura Securities International Inc, (0.25%), dated 02/15/17 (collateral: U.S.Treasury Note, 1.13%, due 01/31/19), to be repurchased on demand at face value plus accrued interest.	$(34,936,599)

Reverse Repurchase Agreements

Average balance outstanding	$(36,481,684)
Average interest rate	(0.01)%
Maximum balance outstanding	$(86,930,825)

Average balance outstanding was calculated based on daily face value balances outstanding during the period that the Fund had entered into reverse repurchase agreements.

As of February 28, 2017, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

†	Denominated in U.S. Dollar, unless otherwise indicated.

*	Non-income producing security.

(a)	Security valued at the local price and adjusted by applying a premium or discount since holding exceeds foreign ownership limits.

(b)	Indexed security in which price and/or coupon is linked to the price of a specific instrument or financial statistic (Note 2).

(c)	The rate disclosed is the 7 day net yield as of February 28, 2017.

(d)	All or a portion of this security has been pledged to cover collateral requirements on reverse repurchase agreements (Note 2).

(e)	Reverse repurchase agreements have an open maturity date and can be closed by either party on demand.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 96.

See accompanying notes to the financial statements.	37

GMO Global Asset Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO Global Asset Allocation Fund returned +13.21% (net) for the fiscal year ended February 28, 2017, as compared with +14.51% for the Fund’s benchmark, the GMO Global Asset Allocation Index (65% MSCI ACWI and 35% Barclays U.S. Aggregate Index).

The Fund’s underweight in equities compared to the benchmark detracted from relative performance. Within equities, the overweighting to emerging markets was helpful, but the overweighting to developed ex-US stocks and the underweighting to the US hurt relative performance. The Fund’s exposure to alternative strategies detracted from relative performance, as they significantly underperformed the very strong returns generated by equity markets. The underweighting to fixed income was beneficial to performance, and the Fund also enjoyed strong performance within fixed income, driven primarily by emerging market debt. Our exposure to cash/cash plus detracted from relative performance.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments at the beginning or end of the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is higher than it otherwise would have been in the absence of such fair value adjustments.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

38

GMO Global Asset Allocation Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Global Asset Allocation Fund Class III Shares and the GMO Global Asset Allocation Index

As of February 28, 2017

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .15% on the purchase and .15% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

*	The GMO Global Asset Allocation Index is comprised of 48.75% S&P 500 Index, 16.25% MSCI ACWI ex USA and 35% Barclays U.S. Aggregate Index through 3/31/2007, and 65% MSCI ACWI (All Country World Index) and 35% Barclays U.S. Aggregate Index thereafter.
MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

For S&P disclaimers please visit http://www.gmo.com/America/_Disclaimers/_BenchmarkDisclaimers.htm.

39

GMO Global Asset Allocation Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2017 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	52.6%
Debt Obligations	25.2
Short-Term Investments	16.5
Mutual Funds	5.2
Preferred Stocks	0.8
Investment Funds	0.1
Loan Participations	0.1
Futures Contracts	0.1
Rights/Warrants	0.0	^
Options Purchased	0.0	^
Loan Assignments	0.0	^
Forward Currency Contracts	(0.0	)^
Written/Credit Linked Options	(0.0	)^
Reverse Repurchase Agreements	(0.0	)^
Swap Contracts	(0.1)
Securities Sold Short	(0.1)
Other	(0.4)

	100.0%

Country/Region Summary¤	Debt Obligations as a % of Total Net Assets
United States	15.0%
Other Emerging	2.0	†
Mexico	1.2
Euro Region	(0.1	)#
Other Developed	(0.3	)‡
United Kingdom	(1.5)

	16.3%

Country/Region Summary¤	Equity Investments as a % of Total Net Assets
United States	16.8%
Japan	5.9
Other Developed	4.5	‡
United Kingdom	4.3
Taiwan	4.0
Other Emerging	3.7	†
China	3.1
South Korea	2.5
France	2.1
Germany	2.0
India	1.9
Switzerland	1.4
Australia	1.4
Hong Kong	1.0
Euro Region	(0.0	)#^

	54.6%

&	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”), except for GMO Alpha Only Fund. Derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation rather than notional amounts.

¤	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of certain derivative financial instruments and excludes exposure through certain currency linked derivatives such as forward currency contracts and currency options. The table is based on duration adjusted net exposures (both investments and derivatives), taking into account the market value of securities and the notional amounts of swaps and other derivative financial instruments. For example, U.S. asset-backed securities may represent a relatively small percentage due to their short duration, even though they represent a large percentage of market value (direct and indirect). Duration is based on GMO’s models. The greater the duration of a bond, the greater its contribution to the concentration percentage. Credit default swap exposures are factored into the duration adjusted exposure using the reference security and applying the same methodology to that security. The tables are not normalized, thus, due to the exclusions listed above and negative exposures, which may be attributable to derivatives or short sales, if any, the tables may not total to 100%.

†	“Other Emerging” is comprised of emerging countries that each represent between (1.0)% and 1.0% of Investments.

#	“Euro Region” is comprised of derivative financial instruments attributed to the Eurozone and not a particular country.

‡	“Other Developed” is comprised of developed countries that each represent between (1.0)% and 1.0% of Investments.

^	Rounds to 0.0%.

40

GMO Global Asset Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2017

Shares / Par Value†	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
3,500,804	GMO Alpha Only Fund, Class IV	73,411,864
19,646,163	GMO Asset Allocation Bond Fund, Class VI	436,734,200
5,788,131	GMO Core Plus Bond Fund, Class IV	122,418,980
3,412,967	GMO Emerging Country Debt Fund, Class IV	98,805,388
12,210,106	GMO Emerging Markets Fund, Class VI	363,494,869
24,906,477	GMO International Equity Fund, Class IV	507,593,996
3,790,828	GMO Opportunistic Income Fund, Class VI	97,727,559
9,161,597	GMO Quality Fund, Class VI	202,013,212
2,132,991	GMO Risk Premium Fund, Class VI	64,139,050
2,241,399	GMO SGM Major Markets Fund, Class VI	73,002,358
13,364,208	GMO U.S. Equity Allocation Fund, Class VI	201,264,975
7,323,473	GMO U.S. Treasury Fund	183,086,818

	TOTAL MUTUAL FUNDS (COST $2,521,013,959)	2,423,693,269

	DEBT OBLIGATIONS — 0.0%

	Asset-Backed Securities — 0.0%
38,755	ACE Securities Corp., Series 06-ASL1, Class A, Variable Rate, 1 mo. LIBOR + .28%, 1.06%, due 02/25/36 ◆	22,991
180,046	Bayview Financial Acquisition Trust, Series 04-B, Class A2, 144A, Variable Rate, 1 mo. LIBOR + .65%, 2.08%, due 05/28/39	87,996
41,781	GMAC Mortgage Corp. Loan Trust, Series 04-HE3, Class A3, FSA, Variable Rate, 1 mo. LIBOR + .50%, 1.28%, due 10/25/34 ◆	39,066
27,649	Mellon Residential Funding Corp., Series 04-TBC1, Class A, 144A, Variable Rate, 1 mo. LIBOR + .25%, 1.03%, due 02/26/34	24,790

	Total Asset-Backed Securities	174,843

	TOTAL DEBT OBLIGATIONS (COST $225,903)	174,843

	SHORT-TERM INVESTMENTS — 0.0%

	Money Market Funds — 0.0%
288,832	State Street Institutional Treasury Money Market Fund-Premier Class, 0.42% (a)	288,832

	TOTAL SHORT-TERM INVESTMENTS (COST $288,832)	288,832

	TOTAL INVESTMENTS — 100.0% (Cost $2,521,528,694)	2,424,156,944
	Other Assets and Liabilities (net) — (0.0%)	(211,912)

	TOTAL NET ASSETS — 100.0%	$2,423,945,032

Notes to Schedule of Investments:

†	Denominated in U.S. Dollar, unless otherwise indicated.

◆	These securities are primarily backed by subprime mortgages.

(a)	The rate disclosed is the 7 day net yield as of February 28, 2017.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 96.

See accompanying notes to the financial statements.	41

GMO Global Developed Equity Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO Global Developed Equity Allocation Fund returned +20.03% (net) for the fiscal year ended February 28, 2017, as compared with +21.26% for the Fund’s benchmark, the MSCI World Index.

The Fund’s exposure to emerging markets was the largest positive contributor to performance relative to the benchmark and broadly compensated for the negative relative contributions from the underweight to the US and the overweight to Europe. The Fund’s modest cash holdings were a drag on relative performance given the strong returns generated by equities.

Allocation between sectors proved neutral and, in stock selection, poor relative performance in Information Technology was offset by good relative returns in Utilities and Healthcare. Top stock detractors included having no exposure to the strongly performing Bank of America, as well as overweight positions in Valero Energy Corporation and Nippon Telegraph and Telephone Corporation. Top stock contributors included overweight positions in Samsung Electronics Co., BASF, and United Health Group.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments at the beginning or end of the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is higher than it otherwise would have been in the absence of such fair value adjustments.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

42

GMO Global Developed Equity Allocation Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Global Developed Equity Allocation Fund Class III Shares and the MSCI World Index

As of February 28, 2017

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .08% on the purchase and .08% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

43

GMO Global Developed Equity Allocation Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2017 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	97.8%
Short-Term Investments	1.5
Preferred Stocks	0.8
Investment Funds	0.1
Swap Contracts	0.0	^
Rights/Warrants	0.0	^
Futures Contracts	(0.0	)^
Other	(0.2)

	100.0%

Country/Region Summary¤	% of Investments
United States	40.6%
Japan	12.7
United Kingdom	9.2
France	4.7
Germany	4.5
Other Developed	3.9	‡
Other Emerging	3.4	†
Switzerland	3.2
Australia	3.1
Taiwan	2.9
Hong Kong	2.2
China	2.0
Netherlands	1.8
Spain	1.7
South Korea	1.7
India	1.2
Canada	1.2

	100.0%

&	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”). Derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation rather than notional amounts.

¤	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments and includes exposure through the use of derivative financial instruments, if any. The table excludes exposure through forward currency contracts, if any.

‡	“Other Developed” is comprised of developed countries that each represent between (1.0)% and 1.0% of Investments.

†	“Other Emerging” is comprised of emerging countries that each represent between (1.0)% and 1.0% of Investments.

^	Rounds to 0.0%.

44

GMO Global Developed Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2017

Shares / Par Value†	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
3,310,105	GMO Emerging Markets Fund, Class VI	98,541,837
22,398,238	GMO International Equity Fund, Class IV	456,476,089
9,936,690	GMO Quality Fund, Class VI	219,104,022
14,465,096	GMO U.S. Equity Allocation Fund, Class VI	217,844,350

	TOTAL MUTUAL FUNDS (COST $1,064,014,178)	991,966,298

	SHORT-TERM INVESTMENTS — 0.0%

	Time Deposits — 0.0%
338,803	State Street Eurodollar Time Deposit, 0.07%, due 03/01/17	338,803

	TOTAL SHORT-TERM INVESTMENTS (COST $338,803)	338,803

	TOTAL INVESTMENTS — 100.0% (Cost $1,064,352,981)	992,305,101
	Other Assets and Liabilities (net) — (0.0%)	(45,488)

	TOTAL NET ASSETS — 100.0%	$992,259,613

Notes to Schedule of Investments:

†	Denominated in U.S. Dollar, unless otherwise indicated.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 96.

See accompanying notes to the financial statements.	45

GMO Global Equity Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO Global Equity Allocation Fund returned +21.93% (net) for the fiscal year ended February 28, 2017, as compared with +22.07 for the Fund’s benchmark, the MSCI All Country World Index (“ACWI”).

The Fund’s exposure to emerging markets was the largest positive contributor to performance relative to the benchmark and more than compensated for the negative relative contributions from the underweight to the US and the overweight to Europe. The Fund’s modest cash holdings were a drag on relative performance given the strong returns generated by equities.

Allocation between sectors proved neutral, as a positive contribution from an underweight position in Healthcare offset a negative contribution from being overweight in Telecommunication Services. Stock selection was beneficial in Utilities, Health Care, and Telecommunication Services, which outweighed negative selection from Information Technology and Energy.

Top stock detractors included having no exposure to the strongly performing Bank of America, as well as overweight positions in Nippon Telegraph and Telephone Corporation and Valero Energy Corporation. Top stock contributors included overweight positions in Sberbank Russia, Samsung Electronics Co., and Yes Bank Limited (India’s fifth largest private sector bank).

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

46

GMO Global Equity Allocation Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Global Equity Allocation Fund Class III Shares and the MSCI ACWI +

As of February 28, 2017

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .18% on the purchase and .18% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

*	The MSCI ACWI + represents 75% S&P 500 Index and 25% MSCI ACWI ex-USA prior to May 30, 2008 and MSCI ACWI thereafter.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

For S&P disclaimers please visit http://www.gmo.com/America/_Disclaimers/_BenchmarkDisclaimers.htm.

47

GMO Global Equity Allocation Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2017 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	97.2%
Short-Term Investments	1.5
Preferred Stocks	1.3
Investment Funds	0.2
Swap Contracts	0.0	^
Rights/Warrants	0.0	^
Futures Contracts	(0.0	)^
Other	(0.2)

	100.0%

Country/Region Summary¤	% of Investments
United States	34.1%
Japan	11.0
United Kingdom	7.9
Taiwan	6.2
China	4.6
France	4.1
Germany	3.9
Other Emerging	3.9	†
South Korea	3.8
Other Developed	3.4	‡
India	2.9
Switzerland	2.7
Australia	2.7
Hong Kong	2.0
Netherlands	1.6
Spain	1.5
Russia	1.5
Turkey	1.2
Canada	1.0

	100.0%

&	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”). Derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation rather than notional amounts.

¤	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments and includes exposure through the use of derivative financial instruments, if any. The table excludes exposure through forward currency contracts, if any.

†	“Other Emerging” is comprised of emerging countries that each represent between (1.0)% and 1.0% of Investments.

‡	“Other Developed” is comprised of developed countries that each represent between (1.0)% and 1.0% of Investments.

^	Rounds to 0.0%.

48

GMO Global Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2017

Shares / Par Value†	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
16,947,060	GMO Emerging Markets Fund, Class VI	504,513,964
43,439,004	GMO International Equity Fund, Class IV	885,286,898
18,127,410	GMO Quality Fund, Class VI	399,709,400
27,665,758	GMO U.S. Equity Allocation Fund, Class VI	416,646,309

	TOTAL MUTUAL FUNDS (COST $2,358,486,029)	2,206,156,571

	SHORT-TERM INVESTMENTS — 0.0%

	Time Deposits — 0.0%
745,313	State Street Eurodollar Time Deposit, 0.07%, due 03/01/2017	745,313

	TOTAL SHORT-TERM INVESTMENTS (COST $745,313)	745,313

	TOTAL INVESTMENTS — 100.0% (Cost $2,359,231,342)	2,206,901,884
	Other Assets and Liabilities (net) — (0.0%)	(83,666)

	TOTAL NET ASSETS — 100.0%	$2,206,818,218

Notes to Schedule of Investments:

†	Denominated in U.S. Dollar, unless otherwise indicated.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 96.

See accompanying notes to the financial statements.	49

GMO Implementation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation team at Grantham, Mayo, Van Otterloo & Co. LLC. Allocations among asset classes are made by the Asset Allocation team and specific security selection is primarily handled by other GMO investment teams in collaboration with the Asset Allocation team. For example, the Global Equity team selects equity securities within GMO Implementation Fund.

Management Discussion and Analysis of Fund Performance

Although GMO does not manage the Fund to, or control the Fund’s risk relative to, any securities index or securities benchmark, a discussion of the Fund’s performance relative to the Consumer Price Index (“CPI”) is included for comparative purposes only.

GMO Implementation Fund returned +12.88% (net) for the fiscal year ended February 28, 2017, as compared with +2.84% for the CPI.

The Fund’s exposure to equities, particularly in emerging markets, was the primary driver of the strong performance. The Fund’s exposure to fixed income also contributed, with distressed debt being most noteworthy. Alternative strategies had a minimal impact on performance, while cash and short duration bond holdings detracted, largely due to the considerable increase in yields in the US in the fourth quarter of 2016.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments at the beginning or end of the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is higher than it otherwise would have been in the absence of such fair value adjustments.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

50

GMO Implementation Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Implementation Fund and the Consumer Price Index

As of February 28, 2017

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, please call (617) 330-7500. Performance shown is net of all fees after reimbursement from GMO. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .20% on the purchase and .20% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

51

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Investment Concentration Summary (a)

February 28, 2017 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	51.0%
Debt Obligations	38.1
Short-Term Investments	6.8
Preferred Stocks	2.5
Options Purchased	0.1
Rights/Warrants	0.1
Futures Contracts	0.0 ^
Forward Currency Contracts	0.0 ^
Reverse Repurchase Agreements	0.0 ^
Swap Contracts	0.0 ^
Written Options	(0.1)
Securities Sold Short	(1.5)
Other	3.0

100.0%

Country/Region Summary¤	Debt Obligations as a % of Total Net Assets
United States	13.7%
Other Developed	0.7 ‡
Other Emerging	0.0 ^†
Euro Region	0.0 ^§
United Kingdom	(1.9)

12.5%

Country/Region Summary¤	Equity Investments as a % of Total Net Assets
United States	9.6%
China	7.5
Other Developed	4.3 ‡
South Korea	4.0
Japan	3.7
Taiwan	3.4
Brazil	3.1
Other Emerging	2.7 †
United Kingdom	2.3
South Africa	1.8
Germany	1.8
India	1.7
France	1.5
Switzerland	1.3
Netherlands	1.3
Turkey	1.1
Australia	1.1

52.2%

Industry Group Summary	% of Equity Investments#
Banks	9.9%
Materials	8.0
Software & Services	7.3
Capital Goods	6.8
Energy	6.7
Technology Hardware & Equipment	6.7
Food, Beverage & Tobacco	5.4
Utilities	5.0
Insurance	4.9
Automobiles & Components	4.8

Industry Group Summary	% of Equity Investments#
Telecommunication Services	4.5%
Real Estate	4.4
Semiconductors & Semiconductor Equipment	4.0
Consumer Durables & Apparel	3.2
Pharmaceuticals, Biotechnology & Life Sciences	2.9
Diversified Financials	2.9
Transportation	2.5
Health Care Equipment & Services	2.3
Media	2.3
Food & Staples Retailing	1.7
Retailing	1.7
Household & Personal Products	1.1
Commercial & Professional Services	0.6
Consumer Services	0.4

100.0%

(a)	GMO Implementation SPC Ltd. is a 100% owned subsidiary of GMO Implementation Fund. As such, the holdings of GMO Implementation SPC Ltd. have been included with GMO Implementation Fund.

&	In the table above, derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation rather than notional amounts.

¤	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of certain derivative financial instruments and excludes exposure through certain currency linked derivatives such as forward currency contracts and currency options. The table is based on duration adjusted net exposures (both investments and derivatives), taking into account the market value of securities and the notional amounts of swaps and other derivative financial instruments. For example, U.S. asset-backed securities may represent a relatively small percentage due to their short duration, even though they represent a large percentage of market value (direct and indirect). Duration is based on GMO’s models. The greater the duration of a bond, the greater its contribution to the concentration percentage. Credit default swap exposures are factored into the duration adjusted exposure using the reference security and applying the same methodology to that security. The table is not normalized, thus, due to the exclusions listed above and negative exposures, which may be attributable to derivatives or short sales, if any, the table may not total to 100%.

‡	“Other Developed” is comprised of developed countries that each represent between (1.0)% and 1.0% of Total Net Assets.

†	“Other Emerging” is comprised of emerging countries that each represent between (1.0)% and 1.0% of Total Net Assets.

§	“Euro Region” is comprised of derivative financial instruments attributed to the Eurozone and not a particular country.

#	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks, if any. This table excludes exposure to derivative contracts, short-term investments, mutual funds and investment funds, if any. For a summary of these exposures, if any, see the Schedule of Investments.

^	Rounds to 0.0%.

52

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments

(showing percentage of total net assets)

February 28, 2017

Shares	Description	Value ($)
	COMMON STOCKS — 51.0%

	Australia — 1.1%
1,007,808	Adelaide Brighton Ltd	4,148,177
111,645	BHP Billiton Ltd	2,113,226
182,128	BlueScope Steel Ltd	1,703,366
51,024	BWP Trust (REIT)	111,453
70,364	CIMIC Group Ltd	2,037,094
119,389	Credit Corp Group Ltd	1,504,896
315,120	CSR Ltd	1,009,128
1,662,142	Dexus Property Group (REIT)	12,024,200
1,393,905	Downer EDI Ltd	7,495,099
6,099,249	DUET Group	12,849,031
890,813	Fairfax Media Ltd	644,620
203,735	Fortescue Metals Group Ltd	1,031,423
786,896	Genworth Mortgage Insurance Australia Ltd	1,693,859
1,714,830	GPT Group (The) (REIT)	6,477,159
512,680	Investa Office Fund (REIT)	1,835,522
145,312	LendLease Group	1,695,401
408,287	Metcash Ltd *	676,329
4,534,983	Mirvac Group (REIT)	7,468,633
454,359	Nine Entertainment Co Holdings Ltd	365,764
938,277	OZ Minerals Ltd	6,676,130
567,394	Pact Group Holdings Ltd	2,899,283
2,869,741	Scentre Group (REIT)	9,590,396
388,390	Shopping Centres Australasia Property Group (REIT)	663,764
252,745	Sonic Healthcare Ltd	4,167,068
554,867	Star Entertainment Grp Ltd (The)	2,073,512
997,718	Stockland (REIT)	3,608,688
385,198	Tassal Group Ltd	1,410,715
5,293,262	Telstra Corp Ltd	19,550,420
129,137	Virtus Health Ltd	535,681
136,126	Wesfarmers Ltd	4,455,543
85,898	Woodside Petroleum Ltd	2,060,431

	Total Australia	124,576,011

	Austria — 0.2%
18,165	Oesterreichische Post AG *	660,497
306,283	OMV AG	11,707,755
137,646	voestalpine AG	5,783,382

	Total Austria	18,151,634

	Belgium — 0.0%
231,456	AGFA-Gevaert NV *	945,657
1,891	Barco NV	169,579
146,355	bpost SA	3,634,289
385	Groupe Bruxelles Lambert SA	32,625

	Total Belgium	4,782,150

Shares	Description	Value ($)
	Brazil — 1.0%
563,330	Banco Bradesco SA	5,879,461
1,135,500	Banco do Brasil SA	12,025,234
6,728,800	BM&FBovespa SA – Bolsa de Valores Mercadorias e Futuros	40,994,648
2,279,100	Centrais Eletricas Brasileiras SA *	15,705,047
162,873	Cia de Saneamento de Minas Gerais-COPASA	2,694,107
231,100	Companhia de Saneamento Basico do Estado de Sao Paulo	2,434,458
118,800	Grendene SA	762,603
1,884,200	JBS SA	7,073,464
23,900	M Dias Branco SA	1,060,457
3,503,100	MRV Engenharia e Participacoes SA	16,026,144
1,699,670	Transmissora Alianca de Energia Eletrica SA	12,014,430

	Total Brazil	116,670,053

	Canada — 0.9%
42,700	AGF Management Ltd – Class B	194,500
228,300	Air Canada *	2,299,845
50,700	Alimentation Couche-Tard Inc – Class B	2,254,436
87,700	Bank of Montreal	6,655,084
97,100	Bird Construction Inc	648,454
31,300	Canadian Imperial Bank of Commerce	2,747,999
107,000	Canadian Tire Corp Ltd – Class A	12,269,312
23,400	Celestica Inc *	309,193
202,500	CGI Group Inc – Class A *	9,309,328
68,100	Chorus Aviation Inc	366,598
386,200	CI Financial Corp	7,874,037
895,500	IAMGOLD Corp (CAD) *	3,532,917
207,000	IAMGOLD Corp (USD) *	815,580
17,000	Industrial Alliance Insurance & Financial Services Inc	705,624
75,800	Medical Facilities Corp	1,036,957
707,400	Metro Inc	20,627,618
104,400	Open Text Corp	3,441,223
99,500	Rogers Sugar Inc	476,449
25,300	Saputo Inc	868,795
332,000	Sun Life Financial Inc	12,048,185
12,100	TFI International Inc	301,726
8,800	TMX Group Ltd	464,978
103,400	Toromont Industries Ltd	3,606,778
198,920	Transcontinental Inc – Class A	3,029,778
99,060	WestJet Airlines Ltd	1,625,891
7,600	Westshore Terminals Investment Corp	154,495
25,700	ZCL Composites Inc – Class C	235,483

	Total Canada	97,901,263

See accompanying notes to the financial statements.	53

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Shares	Description	Value ($)
	Chile — 0.0%
166,269	Empresa Nacional de Telecomunicaciones SA *	1,827,833
130,558	Enel Americas SA	25,404
130,558	Enel Chile SA	13,434

	Total Chile	1,866,671

	China — 7.5%
2,500,000	361 Degrees International Ltd	945,964
7,206,000	Agile Property Holdings Ltd	4,753,367
10,921,000	Anhui Conch Cement Co Ltd – Class H	38,021,628
3,931,000	ANTA Sports Products Ltd	11,893,013
2,990,000	BAIC Motor Corp Ltd – Class H	3,361,646
6,344,000	Beijing Capital International Airport Co Ltd – Class H	6,798,335
33,930,000	Belle International Holdings Ltd	23,360,828
92,420	Changyou.com Ltd ADR *	2,552,640
13,359,000	China Communications Construction Co Ltd – Class H	17,237,312
20,164,000	China Communications Services Corp Ltd – Class H	13,464,125
6,898,000	China Everbright Ltd	13,681,971
2,904,000	China Foods Ltd	1,292,915
5,086,000	China Greenfresh Group Co Ltd	2,490,049
3,976,000	China High Speed Transmission Equipment Group Co Ltd	4,849,241
14,572,000	China Jinmao Holdings Group Ltd	4,524,384
9,241,000	China Lesso Group Holdings Ltd	6,932,083
6,062,000	China Machinery Engineering Corp – Class H	4,216,370
4,980,000	China Mengniu Dairy Co Ltd	9,791,011
3,501,500	China Mobile Ltd	38,621,832
51,406,000	China National Building Material Co Ltd – Class H	37,485,595
63,654,000	China Petroleum & Chemical Corp – Class H	49,340,997
17,318,500	China Railway Construction Corp Ltd – Class H	24,486,100
12,120,000	China Resources Cement Holdings Ltd	6,302,210
8,880,963	China Resources Power Holdings Co Ltd	16,072,626
2,947,000	China SCE Property Holdings Ltd	1,070,034
4,824,000	China Shanshui Cement Group Ltd * (a)	—
5,628,000	China Shenhua Energy Co Ltd – Class H	11,776,364
324,000	China Shineway Pharmaceutical Group Ltd	349,349
4,632,000	China Southern Airlines Co Ltd – Class H	3,011,628
111,094,000	China Telecom Corp Ltd – Class H	52,246,122
3,007,000	China ZhengTong Auto Services Holdings Ltd	1,258,396
10,414,000	CIFI Holdings Group Co Ltd	3,486,245
743,877	CKH Food & Health Ltd *	1,131,102
22,005,000	CNOOC Ltd	26,031,720

Shares	Description	Value ($)
	China — continued
28,567,000	Country Garden Holdings Co Ltd	20,455,038
694,000	Dah Chong Hong Holdings Ltd	272,577
3,064,000	Datang International Power Generation Co Ltd – Class H	896,089
1,787,000	Digital China Holdings Ltd	1,593,490
13,946,000	Dongfeng Motor Group Co Ltd – Class H	16,536,952
2,898,000	Future Land Development Holdings Ltd	745,417
5,120,000	Geely Automobile Holdings Ltd	6,959,742
6,777,500	Great Wall Motor Co Ltd – Class H	8,323,048
8,294,500	Greentown China Holdings Ltd *	7,577,921
9,198,000	Guangdong Investment Ltd	12,530,885
1,298,000	Guangshen Railway Co Ltd – Class H	810,847
18,624,400	Guangzhou R&F Properties Co Ltd – Class H	25,714,721
2,375,000	Haitian International Holdings Ltd	4,997,014
2,458,000	Harbin Electric Co Ltd – Class H	1,209,660
1,635,000	Hi Sun Technology China Ltd. *	261,142
630,000	Hopson Development Holdings Ltd	570,537
18,770,000	Huabao International Holdings Ltd *	10,083,433
2,104,000	Huadian Power International Corp Ltd – Class H	923,826
5,771,036	Intime Retail Group Co Ltd	7,170,428
8,804,000	Jiangsu Expressway Co Ltd – Class H	11,613,982
1,482,000	Ju Teng International Holdings Ltd	556,570
4,804,000	Kingboard Chemical Holdings Ltd	16,985,195
4,047,000	Kingboard Laminates Holdings Ltd	4,533,085
13,866,500	KWG Property Holding Ltd	8,749,687
14,176,000	Lee & Man Paper Manufacturing Ltd	12,843,760
8,977,000	Longfor Properties Co Ltd	14,360,262
28,200	NetEase Inc ADR	8,602,692
1,959,000	Nine Dragons Paper Holdings Ltd	2,485,912
24,863,000	People’s Insurance Co Group of China Ltd (The) – Class H	10,210,670
4,896,000	PICC Property & Casualty Co Ltd – Class H	7,476,171
12,421,000	Poly Property Group Co Ltd *	5,209,938
3,131,000	Pou Sheng International Holdings Ltd	762,248
1,119,000	Q Technology Group Co Ltd *	821,746
3,772,000	Shanghai Industrial Holdings Ltd	10,526,055
4,363,100	Shanghai Pharmaceuticals Holding Co Ltd – Class H	11,233,427
6,798,000	Shenzhen Expressway Co Ltd – Class H	6,278,431
5,973,500	Shenzhen International Holdings Ltd	8,564,621
11,547,000	Shimao Property Holdings Ltd	16,573,647
7,170,000	Shui On Land Ltd	1,606,877
578,000	Sinofert Holdings Ltd	92,289
15,687,500	Sino-Ocean Land Holdings Ltd	7,792,126
7,616,000	Sinopec Engineering Group Co Ltd – Class H	6,923,376
1,198,500	Sinotruk Hong Kong Ltd	994,404

54	See accompanying notes to the financial statements.

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Shares	Description	Value ($)
	China — continued
22,143,532	Skyworth Digital Holdings Ltd	14,366,271
8,507,500	SOHO China Ltd	4,404,412
498,250	Sohu.com Inc *	19,845,298
1,897,000	Texhong Textile Group Ltd	2,779,572
1,180,000	Tianjin Development Holdings Ltd	619,276
1,650,000	Tianjin Port Development Holdings Ltd	278,116
3,052,000	Tianneng Power International Ltd	2,693,385
9,680,000	TravelSky Technology Ltd – Class H	21,108,828
2,339,000	Weichai Power Co Ltd – Class H	4,118,406
1,509,000	Xinhua Winshare Publishing and Media Co Ltd – Class H	1,375,835
5,563,000	XTEP International Holdings Ltd	2,535,163
2,356,000	Yingde Gases Group Co Ltd	1,615,114
16,806,000	Yuexiu Property Co Ltd	2,725,822
6,257,000	Yuexiu Real Estate Investment Trust	3,723,356
6,006,000	Yuzhou Properties Co Ltd	2,087,973
10,874,000	Zhejiang Expressway Co Ltd – Class H	12,229,645
1,157,000	Zhongsheng Group Holdings Ltd	1,677,433

	Total China	844,451,045

	Czech Republic — 0.2%
1,000,813	CEZ AS	17,663,064
80,000	O2 Czech Republic AS	856,665

	Total Czech Republic	18,519,729

	Denmark — 0.0%
2,459	AP Moeller – Maersk A/S – Class B	3,998,374

	Finland — 0.2%
7,303	Cramo Oyj	158,041
8,730	Kesko Oyj – B Shares	400,263
227,134	Neste Oyj	7,905,798
4,331	Orion Oyj – Class B	213,443
83,477	Sponda Oyj	349,327
667,170	UPM-Kymmene Oyj	15,823,043

	Total Finland	24,849,915

	France — 1.5%
424,572	Air France-KLM *	2,992,087
5,926	Aubay	163,732
1,619,989	AXA SA	38,260,900
376,854	BNP Paribas SA	22,049,880
66,170	Christian Dior SE	14,029,366
15,610	Cie Generale des Etablissements Michelin	1,757,594
202,803	CNP Assurances	3,758,095
35,001	IPSOS	1,127,467
35,555	LVMH Moet Hennessy Louis Vuitton SE	7,142,304
26,321	Renault SA	2,336,320
5,647	Rexel SA	91,366

Shares	Description	Value ($)
	France — continued
167,585	SCOR SE	6,058,397
474,087	Societe Generale SA	21,072,011
49,100	STMicroelectronics NV	749,266
934,288	TOTAL SA	46,617,173
148,151	Vivendi SA	2,608,534

	Total France	170,814,492

	Germany — 1.6%
100,526	ADVA Optical Networking SE *	1,057,035
257,659	Allianz SE (Registered)	44,875,742
242,185	BASF SE	22,531,384
194,762	Bayerische Motoren Werke AG	17,391,466
6,123	Bechtle AG	637,765
2,053	Cewe Stiftung & Co KGAA	173,221
560,650	Daimler AG (Registered Shares)	40,729,504
770,758	Deutsche Lufthansa AG (Registered)	11,284,693
14,095	Diebold Nixdorf AG	1,025,793
40,080	Hannover Rueck SE	4,521,643
12,781	HeidelbergCement AG	1,193,272
4,169	Henkel AG & Co KGaA	449,859
87,163	Linde AG	14,153,750
3,476	ProSiebenSat.1 Media SE	139,237
51,812	RHOEN-KLINIKUM AG	1,303,386
139,374	RWE AG *	1,984,868
47,183	SAP SE	4,395,204
94,251	Software AG	3,493,963
117,621	STADA Arzneimittel AG	7,112,987
38,542	Talanx AG	1,376,956
2,109	Washtec AG	131,348

	Total Germany	179,963,076

	Hong Kong — 0.8%
2,513,000	BOC Hong Kong Holdings Ltd	9,927,387
202,500	CK Hutchison Holdings Ltd	2,501,205
694,800	Dah Sing Banking Group Ltd	1,352,036
344,400	Dah Sing Financial Holdings Ltd	2,536,980
1,716,000	HKT Trust & HKT Ltd – Class SS	2,289,067
1,025,600	Hongkong Land Holdings Ltd	6,998,802
468,000	Hysan Development Co Ltd	2,182,068
1,051,000	Kerry Properties Ltd	3,220,725
2,582,500	Link (REIT)	17,807,677
216,000	Luk Fook Holdings International Ltd	627,186
1,758,800	Man Wah Holdings Ltd	1,156,644
738,000	Pacific Textiles Holdings Ltd	823,335
6,222,000	SJM Holdings Ltd	5,105,191
3,000	Sun Hung Kai Properties Ltd	43,830
207,500	Swire Pacific Ltd – Class A	2,135,931
278,500	WH Group Ltd	217,434
2,084,000	Wharf Holdings Ltd (The)	16,510,304

See accompanying notes to the financial statements.	55

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Shares	Description	Value ($)
	Hong Kong — continued
1,015,000	Wheelock & Co Ltd	6,592,194
232,500	Xinyi Automobile Glass Hong Kong Enterprises Ltd *	44,293
4,048,000	Xinyi Glass Holdings Ltd	3,670,148

	Total Hong Kong	85,742,437

	Hungary — 0.2%
3,053,976	Magyar Telekom Telecommunications Plc	5,142,937
155,249	MOL Hungarian Oil & Gas Plc	10,643,761
91,928	OTP Bank Plc	2,668,860

	Total Hungary	18,455,558

	India — 1.7%
984,775	Allahabad Bank *	1,082,978
1,100,843	Andhra Bank	927,467
1,205,813	Cairn India Ltd	5,125,942
1,977,915	Canara Bank *	8,756,124
3,028,310	Firstsource Solutions Ltd *	2,007,992
1,013,075	HCL Technologies Ltd	12,739,017
1,423,114	Hexaware Technologies Ltd	4,773,434
1,865,278	Hindustan Zinc Ltd	8,569,648
75,917	IDBI Bank Ltd *	90,880
110,425	IFCI Ltd *	48,247
909,310	Indiabulls Housing Finance Ltd	11,837,187
3,334,514	Infosys Ltd Sponsored ADR	50,484,542
2,158,776	Jaypee Infratech Ltd *	359,804
639,117	KPIT Technologies Ltd	1,319,292
76,815	MOIL Ltd	407,063
220,756	Mphasis Ltd	1,973,521
247,991	NIIT Ltd *	277,636
539,915	NIIT Technologies Ltd	3,377,569
1,257,940	NMDC Ltd	2,838,641
1,841,865	Oil & Natural Gas Corp Ltd	5,337,294
1,116,074	Oriental Bank of Commerce	2,120,803
6,263,090	Power Finance Corp	12,752,112
8,379,387	Rural Electrification Corp Ltd	19,189,509
426,182	Sonata Software Ltd	1,230,798
2,440,614	Syndicate Bank *	2,538,978
539,619	Tata Consultancy Services Ltd	19,881,972
2,287,714	Union Bank of India	5,022,963
973,166	Wipro Ltd	7,098,659
38,046	Zensar Technologies Ltd	523,622

	Total India	192,693,694

	Indonesia — 0.0%
5,370,300	Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	924,197
7,882,400	Bank Tabungan Negara Persero Tbk PT	1,262,325

Shares	Description	Value ($)
	Indonesia — continued
4,575,600	Gajah Tunggal Tbk PT *	433,538
670,400	Indo Tambangraya Megah Tbk PT	882,775

	Total Indonesia	3,502,835

	Ireland — 0.0%
40,321	Smurfit Kappa Group Plc	1,070,912

	Israel — 0.4%
1,525,602	Bank Hapoalim BM	9,403,945
1,176,098	Bank Leumi Le-Israel BM *	5,156,527
200,100	Check Point Software Technologies Ltd *	19,791,891
733,482	El Al Israel Airlines	522,432
460,436	Israel Discount Bank Ltd – Class A *	1,019,109
86,404	Mizrahi Tefahot Bank Ltd	1,442,440
200	Orbotech Ltd *	6,030
9,100	SodaStream International Ltd *	443,534
114,808	Teva Pharmaceutical Industries Ltd	4,038,590

	Total Israel	41,824,498

	Italy — 0.4%
15,205	Amplifon SPA	162,730
650,170	Banca Mediolanum SPA	4,242,910
2,580,864	Enel SPA	11,076,257
853,781	Eni SPA	13,171,473
523,944	Hera SPA	1,297,660
811,241	Iren SPA	1,395,344
3,824	La Doria SPA	34,224
152,296	Recordati SPA	4,832,977
1,201	Reply SPA	159,976
776,834	Saras SPA	1,414,299
162,096	Societa Cattolica di Assicurazioni SCRL	1,015,647

	Total Italy	38,803,497

	Japan — 3.7%
65,000	AOKI Holdings Inc	799,481
13,700	Aoyama Trading Co Ltd	513,577
10,600	Arcs Co Ltd	238,788
7,100	Autobacs Seven Co Ltd	112,472
10,100	BML Inc	220,516
38,000	Brother Industries Ltd	715,657
307,000	Calsonic Kansei Corp	3,515,949
99,400	Central Japan Railway Co	16,271,751
16,000	Chiba Bank Ltd (The)	111,855
90,400	Coca-Cola West Co Ltd	2,686,740
54,800	Daicel Corp	665,219
72,100	Daiichi Sanyko Co Ltd	1,644,105
32,500	Daito Trust Construction Co Ltd	4,546,685
201,400	Daiwa House Industry Co Ltd	5,527,070
306,200	DCM Holdings Co Ltd	2,723,314

56	See accompanying notes to the financial statements.

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Shares	Description	Value ($)
	Japan — continued
367,000	Denka Co Ltd	1,911,086
193,122	FUJIFILM Holdings Corp	7,470,428
5,000	Fujitsu General Ltd	97,878
30,000	Hanwa Co Ltd	215,139
178,400	Haseko Corp	2,111,154
16,200	Hitachi High-Technologies Corp	674,804
8,000	Hitachi Transport System Ltd	163,865
38,500	Idemitsu Kosan Co Ltd	1,240,530
144,092	Inpex Corp	1,432,735
2,597,000	ITOCHU Corp	37,608,352
14,700	Itochu Techno-Solutions Corp	399,203
341,000	Japan Airlines Co Ltd	11,143,618
154,000	Kaneka Corp	1,204,642
1,173,000	Kanematsu Corp	2,035,633
1,486,600	KDDI Corp	38,848,608
67,300	Keihin Corp	1,126,510
110,500	Konica Minolta Inc	1,065,793
64,500	K’s Holdings Corp	1,147,735
11,700	Kyowa Exeo Corp	162,282
1,789,500	Marubeni Corp	11,584,985
25,500	MCJ Co Ltd	280,735
188,704	Medipal Holdings Corp	3,114,012
864,000	Mitsubishi Chemical Holdings Corp	6,643,481
88,300	Mitsubishi Electric Corp	1,993,298
386,000	Mitsubishi Electric Corp	5,659,105
196,200	Mitsubishi Tanabe Pharma Corp	4,039,076
4,549,300	Mitsubishi UFJ Financial Group Inc	30,097,108
796,474	Mitsui & Co Ltd	12,192,056
6,181,700	Mizuho Financial Group Inc	11,535,829
7,900	Nichiha Corp	221,398
107,000	Nippon Corp	2,030,459
4,000	Nippon Paper Industries Co Ltd	72,695
889,100	Nippon Telegraph & Telephone Corp	37,608,320
983,736	Nissan Motor Co Ltd	9,679,380
366,029	NTT DOCOMO Inc	8,696,094
144,000	Onward Holdings Co Ltd	1,066,628
429,000	Osaka Gas Co Ltd	1,656,814
17,000	Osaki Electric Co Ltd	164,728
347,600	Otsuka Holdings Co Ltd	15,843,119
146,000	PanaHome Corp	1,358,925
17,000	Sanyo Special Steel Co Ltd	92,435
413,500	Sekisui Chemical Co Ltd	6,830,409
299,500	Sekisui House Ltd	4,789,358
900	Shimamura Co Ltd	116,535
4,090,100	Sojitz Corp	10,599,852
1,700	Sugi Holdings Co Ltd	78,322
53,400	Sumitomo Corp	717,760
19,700	Sumitomo Dainippon Pharma Co Ltd	347,990
171,700	Sumitomo Forestry Co Ltd	2,501,118

Shares	Description	Value ($)
	Japan — continued
993,700	Sumitomo Mitsui Financial Group Inc	38,711,759
199,300	Sumitomo Rubber Industries Ltd	3,287,275
61,300	Suzuken Co Ltd	2,075,083
45,737	TIS Inc	1,112,074
130,600	Toho Holdings Co Ltd	2,824,383
17,200	Tokai Rika Co Ltd	346,859
12,000	Token Corp	861,893
18,500	Tokyo Century Corp	624,646
7,200	Tokyo Electron Ltd	718,304
737,000	Tosoh Corp	6,411,638
178,000	Toyota Tsusho Corp	5,308,108
68,700	TS Tech Co Ltd	1,796,739
140,000	Tsubakimoto Chain Co	1,199,110
74,500	Valor Holdings Co Ltd	1,848,605
86,000	Wacoal Holdings Corp	1,079,771
29,700	Warabeya Nichiyo Holdings Co Ltd	666,219
62,000	Yamaguchi Financial Group Inc	715,429
6,400	Yokohama Rubber Co Ltd (The)	127,189

	Total Japan	411,680,282

	Malaysia — 0.0%
593,000	Ta Ann Holdings Berhad	518,081

	Mexico — 0.4%
3,291,203	Alpek SA de CV	3,482,616
1,162,205	Arca Continental SAB de CV	6,522,092
3,888,246	Bolsa Mexicana de Valores SAB de CV	5,602,604
899,793	Gentera SAB de CV	1,189,931
801,445	Gruma SAB de CV – Class B	10,527,704
432,400	Grupo Aeroportuario del Pacifico SAB de CV – Class B	3,746,900
116,475	Grupo Aeroportuario del Sureste SAB de CV – Class B	1,843,518
290,091	Grupo Financiero Interacciones SA de CV – Class O	1,292,245
447,013	Grupo Herdez SAB de CV	832,330
339,816	La Comer SAB de CV *	225,456
1,352,300	Macquarie Mexico Real Estate Management SA de CV (REIT) *	1,397,295
3,002,100	OHL Mexico SAB de CV	3,149,803
3,956,200	Wal-Mart de Mexico SAB de CV	7,699,148

	Total Mexico	47,511,642

	Netherlands — 1.3%
95,400	AerCap Holdings NV *	4,321,620
276,647	ASR Nederland NV *	7,391,369
64,282	Heineken Holding NV	4,885,280
731,600	NXP Semiconductors NV *	75,215,796
1,391,103	PostNL NV *	6,075,111

See accompanying notes to the financial statements.	57

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Shares	Description	Value ($)
	Netherlands — continued
82,133	Unilever NV	3,887,355
364,684	Unilever NV CVA	17,263,442
553,593	Wolters Kluwer NV	22,689,795

	Total Netherlands	141,729,768

	New Zealand — 0.1%
1,108,332	Air New Zealand Ltd	1,887,686
734,899	Fletcher Building Ltd	5,069,315
193,730	Fletcher Building Ltd	1,345,898
400,650	SKY Network Television Ltd	1,096,001

	Total New Zealand	9,398,900

	Norway — 0.2%
86,934	Bakkafrost P/F	3,235,240
234,648	BW LPG Ltd	1,146,694
43,698	DNB ASA	716,454
855,410	Orkla ASA	7,519,750
295	Salmar ASA	7,454
499,003	Statoil ASA	8,798,021
268,300	Storebrand ASA *	1,811,619
190,330	Subsea 7 SA *	2,688,489
42,321	Yara International ASA	1,606,659

	Total Norway	27,530,380

	Poland — 0.6%
369,344	Asseco Poland SA	5,083,825
115,994	Bank Millennium SA *	194,571
1,501,466	Enea SA *	3,938,871
1,093,339	KGHM Polska Miedz SA	34,616,096
2,122	mBank SA *	206,793
2,647,204	PGE Polska Grupa Energetyczna SA	7,725,020
112,975	Polski Koncern Naftowy ORLEN SA	2,616,050
13,437,848	Tauron Polska Energia SA *	9,910,083

	Total Poland	64,291,309

	Portugal — 0.0%
406,670	CTT – Correios de Portugal SA	2,184,068
144,789	REN-Redes Energeticas Nacionais SGPS SA	403,038

	Total Portugal	2,587,106

	Russia — 1.0%
2,003,400	Aeroflot PJSC *	5,710,889
8,132,361	Gazprom PAO Sponsored ADR	36,299,347
571,802	Lukoil PJSC Sponsored ADR	30,319,325
2,137,800	Magnitogorsk Iron & Steel OJSC	1,354,977
355,220	Novolipetsk Steel PJSC	686,558
2,039,447	Rosneft Oil Co PJSC GDR (Registered)	11,570,937

Shares	Description	Value ($)
	Russia — continued
389,969,311	RusHydro PJSC	6,424,634
509,872	Tatneft PJSC Sponsored ADR	17,879,674

	Total Russia	110,246,341

	Singapore — 0.1%
3,778,800	CapitaLand Commercial Trust (REIT)	4,202,908
146,300	DBS Group Holdings Ltd	1,953,842
1,550,000	Fortune Real Estate Investment Trust	1,738,823
910,800	SATS Ltd	3,249,328
605,200	Sino Grandness Food Industry Group Ltd	114,235
23,300	Venture Corp Ltd	178,671
4,348,200	Yangzijiang Shipbuilding Holdings Ltd	2,868,326
298,200	Yanlord Land Group Ltd	309,549

	Total Singapore	14,615,682

	South Africa — 1.9%
222,925	AECI Ltd	1,862,992
2,691,606	African Phoenix Investments Ltd *	119,011
346,469	African Rainbow Minerals Ltd	2,674,962
193,072	Astral Foods Ltd	2,175,465
1,797,726	AVI Ltd	13,044,467
1,968,337	Barclays Africa Group Ltd	22,779,064
1,406,085	Barloworld Ltd	12,421,832
1,144,332	Bidvest Group Ltd (The)	13,519,160
772,756	Clicks Group Ltd	7,563,472
218,409	DataTec Ltd	907,969
3,261	Distell Group Ltd	35,548
1,912,051	Emira Property Fund Ltd (REIT)	2,144,046
197,608	Hyprop Investments Ltd (REIT)	1,888,046
970,937	Imperial Holdings Ltd	12,365,391
13,823	JSE Ltd	171,506
368,085	Kumba Iron Ore Ltd *	6,011,434
325,555	Lewis Group Ltd	1,042,286
826,993	Liberty Holdings Ltd	6,991,452
2,806,340	MMI Holdings Ltd	5,258,075
241,366	Mondi Ltd	5,537,348
1,517,316	Nedbank Group Ltd	28,292,156
193,563	Omnia Holdings Ltd	2,556,778
1,989,525	RMB Holdings Ltd	9,607,487
1,828,684	SA Corporate Real Estate Ltd (REIT)	782,765
6,876	Sanlam Ltd	35,501
70,539	Santam Ltd	1,303,182
285,607	Shoprite Holdings Ltd	4,121,557
1,652,934	Sibanye Gold Ltd	3,386,621
404,122	SPAR Group Ltd (The)	5,496,342
645,142	Standard Bank Group Ltd	7,030,828
731,420	Super Group Ltd *	1,943,372
1,253,945	Telkom SA SOC Ltd	6,513,454

58	See accompanying notes to the financial statements.

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Shares	Description	Value ($)
	South Africa — continued
961,167	Truworths International Ltd	6,380,490
1,122,029	Tsogo Sun Holdings Ltd	2,360,837
703,057	Vodacom Group Ltd	7,940,057
27,890	Vukile Property Fund Ltd (REIT)	39,948
230,181	Wilson Bayly Holmes-Ovcon Ltd	2,548,925

	Total South Africa	208,853,826

	South Korea — 3.7%
374,151	BNK Financial Group Inc	2,871,147
5,655	Crown Confectionery Co Ltd (a)	165,612
628	Dae Han Flour Mills Co Ltd	102,183
79,198	Daelim Industrial Co Ltd	5,849,526
75,037	Daishin Securities Co Ltd	759,003
504,062	Daou Technology Inc	8,193,515
209,663	DGB Financial Group Inc	1,927,444
106,464	Dongbu Insurance Co Ltd	5,748,121
12,648	DuzonBizon Co Ltd	257,025
45,727	E-MART Inc	8,403,491
4,199	GOLFZON Co Ltd	250,703
266,512	Hana Financial Group Inc	8,302,280
216,444	Hankook Tire Co Ltd	11,432,696
10,666	Hansol Paper Co Ltd	194,638
89,391	Hanwha Corp	2,873,214
42,039	Hanwha General Insurance Co Ltd	250,900
977,999	Hanwha Life Insurance Co Ltd	5,628,267
58,900	Harim Holdings Co Ltd	217,257
54,928	Hyundai Department Store Co Ltd	4,828,201
21,107	Hyundai Home Shopping Network Corp	2,135,987
179,909	Hyundai Marine & Fire Insurance Co Ltd	5,155,258
154,863	Hyundai Mobis Co Ltd	34,906,004
397,781	Hyundai Motor Co	52,521,084
892,069	Industrial Bank of Korea	9,738,041
594,405	JB Financial Group Co Ltd	2,984,853
3,630	Kangnam Jevisco Co Ltd	116,857
848,732	KB Financial Group Inc	35,035,556
1,108,779	Kia Motors Corp	37,479,742
7,955	Korea Petrochemical Ind Co Ltd	1,870,381
240,515	Korean Reinsurance Co	2,382,072
186,524	KT Hitel Co Ltd *	1,211,229
193,674	KT&G Corp	17,534,633
6,150	Kukdo Chemical Co Ltd	278,840
12,141	Kyobo Securities Co Ltd	94,871
3,301	LF Corp	61,550
753,492	LG Display Co Ltd	18,253,320
89,488	LG International Corp	2,578,942
59,196	LOTTE Himart Co Ltd	2,527,716
56,917	Lotte Shopping Co Ltd	11,627,772
185,834	Meritz Fire & Marine Insurance Co Ltd	2,530,363
43,789	NCSoft Corp	10,601,813

Shares	Description	Value ($)
	South Korea — continued
91,790	NHN Entertainment Corp *	4,747,070
51,964	Poongsan Corp	1,880,093
40,794	Samjin Pharmaceutical Co Ltd	1,206,628
201,697	Samsung Card Co Ltd	7,544,160
20,698	Samsung Electronics Co Ltd	35,174,847
8	Samsung Electronics Co Ltd GDR	6,775
75,147	Seah Besteel Corp	1,729,612
4,998	SeAH Steel Corp	494,572
115,032	Seoul Securities Co Ltd *	273,870
31,817	Shinsegae Inc	5,612,137
102,350	SK Innovation Co Ltd	13,960,760
39,875	Soulbrain Co Ltd	1,693,176
148,308	Tongyang Life Insurance Co Ltd	1,384,679
4,408	Unid Co Ltd	172,218
1,225,697	Woori Bank	14,406,901

	Total South Korea	410,169,605

	Spain — 0.7%
1,274,911	Atlantica Yield Plc	27,742,064
109,113	Ebro Foods SA	2,214,706
843,595	Endesa SA	17,942,712
2,400,362	Repsol SA	35,509,269

	Total Spain	83,408,751

	Sweden — 0.2%
95,019	Axfood AB	1,451,597
5,321	Fastighets AB Balder – B Shares *	116,246
78,055	Intrum Justitia AB	2,821,985
103	JM AB	3,233
889,005	Meda AB – A Shares	15,364,011
30,606	NCC AB – B Shares	727,209
304,393	Sandvik AB	4,131,961
23,685	Wihlborgs Fastigheter AB	470,403

	Total Sweden	25,086,645

	Switzerland — 1.3%
52,719	Actelion Ltd (Registered) *	14,185,673
14,424	Adecco Group AG (Registered)	1,037,180
2,647	ALSO Holding AG (Registered) *	296,087
16,442	Ascom Holding AG (Registered)	285,708
9,299	BKW AG	473,482
2,143	Bobst Group SA (Registered)	163,046
954	Bossard Holding AG *	164,220
2,206	Emmi AG (Registered) *	1,401,418
9,127	EMS-Chemie Holding AG (Registered)	5,193,187
6,064	Georg Fischer AG (Registered)	5,255,944
196	Gurit Holding AG *	165,052
9,168	Kardex AG (Registered) *	925,032

See accompanying notes to the financial statements.	59

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Shares	Description	Value ($)
	Switzerland — continued
3,304	Komax Holding AG (Registered)	860,739
87,716	Kuehne & Nagel International AG (Registered)	12,488,698
189,689	Nestle SA (Registered)	13,998,697
50,252	Novartis AG (Registered) *	3,924,274
3,189	Orior AG *	255,374
1,633	Sika AG	9,190,085
13,140	Swiss Life Holding AG (Registered) *	4,133,557
395,779	Swiss Re AG	35,400,751
470,100	Syngenta AG ADR	40,593,135
9,109	UBS Group AG (Registered)	140,423

	Total Switzerland	150,531,762

	Taiwan — 3.4%
49,539	Addcn Technology Co Ltd	314,720
2,374,000	Asustek Computer Inc	21,420,317
1,094,000	BES Engineering Corp	244,088
3,180,440	Chang Hwa Commercial Bank Ltd	1,899,625
1,470,200	China Life Insurance Co Ltd	1,442,120
1,470	Chunghwa Telecom Co Ltd	4,874
10,032,000	Compal Electronics Inc	6,280,514
91,000	Cyberlink Corp	199,664
4,737,582	Foxconn Technology Co Ltd	14,143,150
12,575,000	Fubon Financial Holding Co Ltd	20,378,085
1,128,000	Gigabyte Technology Co Ltd	1,572,344
36,000	Grape King Bio Ltd	239,619
32,661,663	Hon Hai Precision Industry Co Ltd	95,044,217
3,509,854	Hua Nan Financial Holdings Co Ltd – Class C	1,930,439
18,867,000	Innolux Corp	7,687,365
10,312,000	Inventec Corp	7,659,545
202,000	Kinik Co	513,913
7,359,475	Lite-On Technology Corp	12,325,030
2,889,600	Mercuries Life Insurance Co Ltd *	1,555,232
1,413,000	Novatek Microelectronics Corp	5,291,291
13,430,000	Pegatron Corp	35,363,199
528,000	Phison Electronics Corp	4,638,516
10,094,000	Pou Chen Corp	13,698,639
3,869,808	Powertech Technology Inc	11,226,519
124,020	Radiant Opto-Electronics Corp	256,517
204,000	Sheng Yu Steel Co Ltd	281,007
2,854,000	Siliconware Precision Industries Co Ltd	4,496,011
440,223	Taishin Financial Holding Co Ltd	174,105
5,672,400	Taiwan Business Bank	1,552,468
3,323,000	Taiwan Cement Corp	4,068,469
352,030	Taiwan Cooperative Financial Holding Co Ltd	167,832
1,060,000	Taiwan Semiconductor Co Ltd	1,328,554

Shares	Description	Value ($)
	Taiwan — continued
2,508,973	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	78,957,380
216,000	Teco Electric and Machinery Co Ltd	194,535
401,060	Topco Scientific Co Ltd	1,328,826
33,000	Transcend Information Inc	92,746
755,000	Tripod Technology Corp	1,970,234
1,005,000	United Integrated Services Co Ltd	1,945,342
28,791,000	United Microelectronics Corp	11,936,904
7,161,859	Wistron Corp	5,999,368
4,844,000	WPG Holdings Ltd	6,145,318

	Total Taiwan	385,968,641

	Thailand — 0.3%
1,862,400	AP Thailand Pcl NVDR	381,000
1,029,700	Kiatnakin Bank Pcl NVDR	1,937,400
8,944,000	Krung Thai Bank Pcl (Foreign Registered)	5,016,402
721,500	Mega Lifesciences Pcl NVDR	521,294
661,600	PTT Pcl (Foreign Registered)	7,523,514
44,700	Ratchaburi Electricity Generating Holding Pcl (Foreign Registered)	66,593
5,650,400	SC Asset Corp Pcl NVDR	601,571
1,854,200	Supalai Pcl NVDR	1,321,227
960,300	Supalai Pcl	684,271
7,216,900	Thai Beverage Pcl	4,889,246
934,200	Thanachart Capital Pcl NVDR	1,297,149
5,926,300	Thanachart Capital Pcl (Foreign Registered)	8,231,877

	Total Thailand	32,471,544

	Turkey — 1.1%
68,220	Aksa Akrilik Kimya Sanayii AS	196,093
258,479	Arcelik AS	1,480,859
9,341,711	Eregli Demir ve Celik Fabrikalari TAS	15,209,874
2,122,749	KOC Holding AS	8,629,103
78,117	Turk Telekomunikasyon AS	123,368
906,018	Turkcell Iletisim Hizmetleri AS *	2,956,851
8,770,354	Turkiye Halk Bankasi AS	27,095,186
27,342,092	Turkiye Is Bankasi – Class C	47,455,559
4,032,300	Turkiye Sise ve Cam Fabrikalari AS	4,333,512
13,016,509	Turkiye Vakiflar Bankasi TAO – Class D	18,898,772

	Total Turkey	126,379,177

	United Kingdom — 2.6%
166,005	3i Group Plc	1,418,455
731,583	AstraZeneca Plc	42,161,159
286,142	Berkeley Group Holdings Plc (The)	10,457,861
486,855	British American Tobacco Plc	30,751,973
10,900	British American Tobacco Plc Sponsored ADR	695,856
302,404	Carillion Plc	821,852

60	See accompanying notes to the financial statements.

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Shares	Description	Value ($)
	United Kingdom — continued
3,794,274	Centrica Plc	10,688,421
83,699	Cobham Plc	124,502
374,672	Compass Group Plc	6,960,639
124,534	Crest Nicholson Holdings Plc	836,202
758,278	Debenhams Plc	504,865
17,714	Galliford Try Plc	333,525
6,619	GlaxoSmithKline Plc	135,444
362,600	GlaxoSmithKline Plc Sponsored ADR	15,040,648
45,718	IG Group Holdings Plc	303,510
272,696	Imperial Brands Plc	12,837,230
573,766	Inchcape Plc	5,344,086
105,112	Indivior Plc	456,151
53,447	Intermediate Capital Group Plc	470,297
1,117,558	J Sainsbury Plc	3,709,724
23,959	Jupiter Fund Management Plc	124,659
2,318,606	Kingfisher Plc	9,457,329
555	Land Securities Group Plc (REIT)	7,340
64,637	Mondi Plc	1,506,537
464,819	Persimmon Plc	11,886,223
28,194	Plus500 Ltd	161,642
314,558	Reckitt Benckiser Group Plc	28,561,761
1,409,454	Royal Mail Plc	7,254,110
972,689	Sage Group Plc (The)	7,795,333
1,695,235	Sky Plc	20,986,034
77,065	Spectris Plc	2,322,295
19,353	Tate & Lyle Plc	178,753
357,834	Unilever Plc	16,976,191
50,002	WH Smith Plc	1,049,846
750,979	WM Morrison Supermarkets Plc	2,256,747
1,472,650	WPP Plc	34,646,162

	Total United Kingdom	289,223,362

	United States — 10.7%
123,757	3M Co.	23,062,117
258,297	Abbott Laboratories	11,644,029
184,055	Accenture Plc – Class A	22,546,738
296,751	Alere, Inc. *	11,365,563
132,250	Allied World Assurance Co Holdings AG	6,985,445
60,773	Alphabet, Inc. – Class C *	50,028,941
270,873	American Express Co.	21,686,092
920,193	American International Group, Inc.	58,818,737
44,077	Amphenol Corp. – Class A	3,050,569
49,131	Analog Devices, Inc.	4,025,303
20,460	Anthem, Inc.	3,372,217
238,600	Apple, Inc.	32,685,814
17,800	Automatic Data Processing, Inc.	1,826,636
784,500	B/E Aerospace, Inc.	49,894,200
36,181	Becton Dickinson and Co.	6,622,932
850,500	Brocade Communications Systems, Inc.	10,469,655

Shares	Description	Value ($)
	United States — continued
41,975	CDK Global, Inc.	2,788,399
75,503	Cerner Corp. *	4,155,685
535,934	Cisco Systems, Inc.	18,318,224
365,203	Coca-Cola Co. (The)	15,323,918
320,531	Cognizant Technology Solutions Corp. – Class A *	18,997,872
76,222	Costco Wholesale Corp.	13,505,014
66,052	CVS Health Corp.	5,322,470
138,676	Cypress Semiconductor Corp.	1,840,231
175,931	Depomed, Inc. *	2,883,509
16,588	DISH Network Corp. – Class A *	1,028,456
1,150	Donnelley Financial Solutions, Inc. *	26,577
31,179	EI du Pont de Nemours & Co.	2,448,799
63,136	Eli Lilly & Co.	5,228,292
160,700	Emerson Electric Co.	9,658,070
83,400	Endurance Specialty Holdings Ltd.	7,750,362
329,216	EnPro Industries, Inc.	21,491,220
184	Envision Healthcare Corp. *	12,880
171,725	Exxon Mobil Corp.	13,964,677
10,628	F5 Networks, Inc. *	1,522,674
18,500	Genuine Parts Co.	1,770,635
312,397	Headwaters, Inc. *	7,185,131
45,898	Honeywell International, Inc.	5,714,301
28,572	Humana, Inc.	6,035,835
78,389	Illinois Tool Works, Inc.	10,348,132
2,953	Intuitive Surgical, Inc. *	2,176,361
252,235	Johnson & Johnson	30,825,639
147,813	Joy Global, Inc.	4,166,848
549,941	Level 3 Communications, Inc. *	31,484,122
992,510	Liberty Media Corp-Liberty SiriusXM – Class C *	38,638,414
172,600	Linear Technology Corp.	11,146,508
1,150	LSC Communications, Inc.	32,683
61,324	MasterCard, Inc. – Class A	6,773,849
75,524	McDonald’s Corp.	9,640,639
222,984	Mead Johnson Nutrition Co.	19,575,765
248,173	Medtronic Plc	20,079,677
781,088	Microsoft Corp.	49,974,010
392,155	Monsanto Co.	44,639,004
24	Nexstar Media Group, Inc.	1,655
108,320	NIKE, Inc. – Class B	6,191,571
839,703	Oracle Corp.	35,762,951
168,751	Pandora Media, Inc. *	2,089,137
43,610	PepsiCo, Inc.	4,813,672
167,644	Pfizer, Inc.	5,720,013
325,773	Philip Morris International, Inc.	35,623,278
316,387	QUALCOMM, Inc.	17,869,538
1,013,500	Reynolds American, Inc.	62,401,195
1,990,200	Rite Aid Corp. *	11,941,200

See accompanying notes to the financial statements.	61

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Shares	Description	Value ($)
	United States — continued
26,300	Rockwell Automation, Inc.	3,973,930
111,907	Schlumberger Ltd.	8,992,847
627,200	Stillwater Mining Co. *	10,700,032
73,723	Stryker Corp.	9,477,829
130,942	Teradata Corp. *	4,072,296
85,986	Texas Instruments, Inc.	6,588,247
43,105	TJX Cos., Inc. (The)	3,381,587
71	T-Mobile US, Inc. *	4,440
639,416	TopBuild Corp. *	26,842,684
158,987	Twitter, Inc. *	2,507,225
114,065	United Technologies Corp.	12,838,016
188,202	UnitedHealth Group, Inc.	31,124,847
74,802	VF Corp.	3,923,365
750,000	Viacom, Inc. – Class B	32,587,500
593,968	Westar Energy, Inc.	32,062,393
370,100	Western Refining, Inc.	13,516,052
88,849	WGL Holdings, Inc.	7,418,003
483,400	WhiteWave Foods Co. (The) *	26,625,672
110,221	Williams Cos., Inc. (The)	3,123,663
11,296	WW Grainger, Inc.	2,800,956
89,702	Yahoo!, Inc. *	4,095,793
39,275	Zimmer Biomet Holdings, Inc.	4,598,317

	Total United States	1,198,229,774

	TOTAL COMMON STOCKS (COST $5,356,702,225)	5,729,070,422

	PREFERRED STOCKS — 2.5%

	Brazil — 2.0%
3,260,020	Banco Bradesco SA	34,860,176
933,700	Banco do Estado do Rio Grande do Sul SA – Class B	4,975,681
2,822,850	Bradespar SA	21,174,750
2,687,175	Centrais Eletricas Brasileiras SA – Class B *	21,190,818
994,339	Cia Energetica de Minas Gerais Sponsored ADR	3,281,319
1,460,200	Cia Energetica de Sao Paulo – Class B	8,366,925
9,920,427	Companhia Energetica de Minas Gerais	33,919,263
2,220,860	Itau Unibanco Holding SA	28,439,869
16,301,080	Itausa-Investimentos Itau SA	52,412,196
928,600	Metalurgica Gerdau SA *	1,745,241
1,387,700	Vale SA	14,007,763

	Total Brazil	224,374,001

	Germany — 0.1%
34,296	Bayerische Motoren Werke AG	2,555,642
19,989	Jungheinrich AG	604,606
228,724	Porsche Automobil Holding SE	12,622,912

	Total Germany	15,783,160

Shares / Par Value	Description	Value ($)
	South Korea — 0.4%
64,989	Hyundai Motor Co	5,623,358
101,800	Hyundai Motor Co 2nd Preference	9,174,373
18,438	Samsung Electronics Co Ltd	24,404,375
3,201	Samsung Electronics Co Ltd GDR (Registered)	2,116,822

	Total South Korea	41,318,928

	TOTAL PREFERRED STOCKS (COST $185,973,144)	281,476,089

	RIGHTS/WARRANTS — 0.1%

	Brazil — 0.0%
239,195	Itausa – Investimentos Itau SA Rights, Expires 03/31/17 *	302,934

	India — 0.0%
174,239	Canara Bank, Expires 03/16/17 *	232,428

	Singapore — 0.0%
630,200	Interoil Corporate Escrow*	2,520,800

	United States — 0.1%
2,616,810	Media General, Inc. *	3,925,215
2,279,800	Safeway Casa Ley CVR *	638,344
2,279,800	Safeway PDC, LLC CVR *	45,596

	Total United States	4,609,155

	TOTAL RIGHTS/WARRANTS (COST $4,895,407)	7,665,317

	DEBT OBLIGATIONS — 38.1% †

	Canada — 0.4%
	Corporate Debt — 0.4%
500,000	Canbriam Energy Inc, 144A, 9.75%, due 11/15/19	525,000
1,750,000	Cenovus Energy Inc, 5.70%, due 10/15/19	1,882,258
250,000	First Quantum Minerals Ltd, 144A, 7.25%, due 10/15/19	258,125
18,352,800	Nortel Networks Ltd, due 07/15/11 (b)	18,215,154
26,379,600	Nortel Networks Ltd, 10.13%, due 07/15/13 (b)	26,874,217
2,500,000	Teck Resources Ltd, 6.13%, due 10/01/35	2,587,500

	Total Corporate Debt	50,342,254

	Total Canada	50,342,254

	Denmark — 0.3%
	Bank Loans — 0.3%
6,965,283	O.W. Bunker & Trading A/S, Ancillary Revolver, 0.00% (b)	6,895,537

62	See accompanying notes to the financial statements.

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Par Value†		Description	Value ($)
		Denmark — continued
		Bank Loans — continued
	6,393,489	O.W. Bunker & Trading A/S, Term Loan A, 1.75% (b)	6,329,554
	15,849,007	O.W. Bunker & Trading A/S, Term Loan B, 2.25% (b)	15,690,517

		Total Bank Loans	28,915,608

		Total Denmark	28,915,608

		France — 0.0%
		Corporate Debt — 0.0%
	1,250,000	Credit Agricole SA, 144A, Variable Rate, 8.38%, due 10/29/49	1,381,250

		Italy — 0.0%
		Corporate Debt — 0.0%
	2,000,000	Intesa Sanpaolo SPA, 144A, 5.02%, due 06/26/24	1,881,420
	1,000,000	Meccanica Holdings USA, Inc, 144A 6.25% due 07/15/19	1,076,000

		Total Italy	2,957,420

		Japan — 0.2%
		Corporate Debt — 0.0%
	3,000,000	SoftBank Group Corp, 144A, 4.50%, due 04/15/20	3,101,250

		Foreign Government Obligations — 0.2%
JPY	1,700,000,000	Japan Treasury Discount Bill, Zero coupon, due 05/22/17	15,139,526

		Total Japan	18,240,776

		Luxembourg — 0.0%
		Corporate Debt — 0.0%
	500,000	ArcelorMittal, 10.60%, due 06/01/19	586,250
	250,000	Intelsat Jackson Holdings SA, 7.25%, due 04/01/19	239,375
	500,000	INEOS Group Holdings SA, 144A, 5.88%, due 02/15/19	507,345

		Total Corporate Debt	1,332,970

		Total Luxembourg	1,332,970

		Puerto Rico — 0.3%
		Municipal Obligations — 0.3%
	3,012,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien), 6.00%, due 07/01/38	2,334,300
	1,410,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien), 5.25%, due 07/01/42	1,071,600

Par Value†		Description	Value ($)
		Puerto Rico — continued
		Municipal Obligations — continued
	16,687,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien), 6.00%, due 07/01/44	12,932,425
	26,571,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien), 6.00%, due 07/01/47	20,592,525

		Total Municipal Obligations	36,930,850

		Total Puerto Rico	36,930,850

		United Kingdom — 0.3%
		Corporate Debt — 0.3%
	250,000	Algeco Scotsman Global Finance Plc, 144A, 8.50%, due 10/15/18	243,125
	2,750,000	Anglo American Capital Plc, 144A, 4.88%, due 05/14/25	2,853,125
	1,000,000	Globe Luxembourg, SCA, 144A, 9.63%, due 05/01/18	1,025,000
GBP	22,680,335	TWRFIN, Reg S, 8.75%, due 04/02/20	26,876,469

		Total Corporate Debt	30,997,719

		Total United Kingdom	30,997,719

		United States — 36.6%
		Bank Loans — 0.5%
	55,513,311	Sears Roebuck Acceptance Corp., Term Loan, 4.50%, due 06/30/18	54,888,786

		Corporate Debt — 0.5%
	1,500,000	Allegheny Technologies, Inc., 5.95%, due 01/15/21	1,506,615
	1,000,000	APX Group, Inc., 6.38%, due 12/01/19	1,028,750
	1,250,000	Arconic, Inc., 6.15%, due 08/15/20	1,368,750
	2,000,000	Avon Products, Inc., 7.00%, due 03/15/23	1,870,000
	1,000,000	Bill Barrett Corp., 7.63%, due 10/01/19	995,000
	500,000	Boxer Parent Co., Inc., 144A, 9.00%, due 10/15/19	501,875
	1,000,000	Brinker International, Inc., 2.60%, due 05/15/18	1,000,000
	1,500,000	CenturyLink, Inc., 5.80%, due 03/15/22	1,548,750
	1,000,000	Cenveo Corp., 144A, 6.00%, due 08/01/19	850,000
	1,250,000	CF Industries, Inc., 6.88%, due 05/01/18	1,311,562
	1,000,000	CHS/Community Health Systems, Inc., 8.00%, due 11/15/19 (c)	977,500
	500,000	Cleaver-Brooks, Inc., 144A, 8.75%, due 12/15/19	521,875
	750,000	Continental Resources, Inc., 5.00%, due 09/15/22	765,000
	500,000	CSC Holdings LLC, 8.63%, due 02/15/19	552,815

See accompanying notes to the financial statements.	63

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Par Value†	Description	Value ($)
	Corporate Debt — continued
1,500,000	DCP Midstream Operating LP, 144A, 6.75%, due 09/15/37	1,590,000
1,250,000	Downstream Development Authority of the Quapaw Tribe of Oklahoma, 144A, 10.50%, due 07/01/19	1,240,625
250,000	Dynegy, Inc., 6.75%, due 11/01/19	257,500
2,750,000	EMC Corp., 3.38%, due 06/01/23	2,628,607
1,250,000	Ensco Plc 5.20% due	1,106,250
2,500,000	Ensco Plc 5.75% due	1,950,000
2,000,000	Freeport-McMoRan, Inc., 2.38%, due 03/15/18	1,990,000
1,250,000	Genworth Holdings, Inc., 7.70%, due 06/15/20	1,245,312
750,000	Gibson Brands, Inc., 144A, 8.88%, due 08/01/18	676,875
1,250,000	Hertz Corp. (The), 6.75%, due 04/15/19	1,254,687
250,000	iHeartCommunications, Inc., 9.00%, due 12/15/19	218,468
8,861,500	iHeartCommunications, Inc., 9.00%, due 03/01/21	7,177,815
4,430,800	iHeartCommunications, Inc., 9.00%, due 09/15/22	3,566,794
750,000	Laureate Education, Inc., 144A, 9.25%, due 09/01/19	784,688
1,000,000	Lexmark International, Inc., 6.13%, due 03/15/20	1,039,617
1,250,000	Transocean, Inc., 6.80%, due 03/15/38	1,006,250
750,000	Mallinckrodt International Finance SA, 3.50% due 04/15/18	751,875
750,000	McClatchy Co. (The), 6.88%, due 03/15/29	644,063
250,000	MHGE Parent LLC/MHGE Parent Finance, Inc., 144A, 8.50%, due 08/01/19 (c)	247,500
500,000	Michael Baker International LLC/CDL Acquisition Co., Inc., 144A, 8.25%, due 10/15/18	505,000
1,000,000	Murphy Oil Corp., 4.70%, due 12/01/22	982,500
1,250,000	Navient Corp., 5.50%, due 01/25/23	1,200,000
1,000,000	Springleaf Finance Corp., 5.25%, due 12/15/19	1,006,250
750,000	Sprint Capital Corp., 6.90%, due 05/01/19	798,990
2,250,000	Sprint Capital Corp., 8.75%, due 03/15/32	2,700,000
500,000	Syniverse Holdings, Inc., 9.13%, due 01/15/19	460,000
1,500,000	Talen Energy Supply LLC, 4.60%, due 12/15/21	1,235,250
500,000	Tenet Healthcare Corp., 5.50%, due 03/01/19	505,805
500,000	Valeant Pharmaceuticals International Inc, 144A, 6.75% due 08/15/18 (c)	492,500
750,000	Vander Intermediate Holding II Corp., 144A, 9.75%, due 02/01/19	753,750

Par Value†	Description	Value ($)
	Corporate Debt — continued
250,000	Wave Holdco LLC/Wave Holdco Corp., 144A, 8.25%, due 07/15/19	255,000
2,000,000	Williams Cos, Inc. (The), 8.75%, due 03/15/32	2,567,500
1,500,000	Yum! Brands, Inc., 5.35%, due 11/01/43	1,290,000

	Total Corporate Debt	58,927,963

	U.S. Government — 34.7%
345,242,664	U.S. Treasury Inflation Indexed Bond, 0.25%, due 01/15/25 (d)	344,264,937
233,111,560	U.S. Treasury Inflation Indexed Bond, 0.38%, due 07/15/25 (d)	235,096,272
232,704,416	U.S. Treasury Inflation Indexed Bond, 0.63%, due 01/15/26 (d)	238,423,359
215,341,498	U.S. Treasury Inflation Indexed Bond, 0.13%, due 07/15/26 (d)	211,561,609
41,000,000	U.S. Treasury Note, 1.88%, due 08/31/17	41,229,026
75,000,000	U.S. Treasury Note, 0.63%, due 09/30/17	74,935,575
175,000,000	U.S. Treasury Note, 0.88%, due 11/30/17	175,068,425
30,000,000	U.S. Treasury Note, 2.25%, due 11/30/17	30,314,070
320,000,000	U.S. Treasury Note, 1.00%, due 12/15/17	320,375,040
125,000,000	U.S. Treasury Note, 0.88%, due 01/15/18	124,975,625
82,500,000	U.S. Treasury Note, 0.88%, due 01/31/18	82,454,873
355,000,000	U.S. Treasury Note, 0.75%, due 02/28/18 (e)	354,278,995
10,000,000	U.S. Treasury Note, 0.75%, due 04/15/18	9,972,660
55,000,000	U.S. Treasury Note, USBM + 0.19%, 0.71%, due 04/30/18	55,094,270
10,000,000	U.S. Treasury Note, 2.63%, due 04/30/18	10,186,330
55,000,000	U.S. Treasury Note, 1.00%, due 05/31/18	54,987,130
55,000,000	U.S. Treasury Note, 1.38%, due 07/31/18	55,236,335
165,000,000	U.S. Treasury Note, 0.75%, due 10/31/18	163,884,930
50,000,000	U.S. Treasury Note, 1.00%, due 11/30/18	49,853,500
100,000,000	U.S. Treasury Note, 1.25%, due 12/31/18	100,082,000
150,000,000	U.S. Treasury Note, 1.13%, due 01/31/19	149,718,750
40,000,000	U.S. Treasury Note, 1.50%, due 01/31/19	40,203,120
110,000,000	U.S. Treasury Note, 0.75%, due 02/15/19	108,964,460

64	See accompanying notes to the financial statements.

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Par Value† / Number of Contracts		Description	Value ($)
		U.S. Government — continued
	50,000,000	U.S. Treasury Note, 1.38%, due 02/28/19	50,138,650
	20,000,000	U.S. Treasury Note, 1.50%, due 02/28/19	20,098,440
	150,000,000	U.S. Treasury Note, 1.13%, due 02/28/19	149,683,650
	50,000,000	U.S. Treasury Note, 0.88%, due 04/15/19	49,582,050
	75,000,000	U.S. Treasury Note, 3.13%, due 05/15/19	77,941,425
	25,000,000	U.S. Treasury Note, 1.63%, due 06/30/19	25,164,050
	290,000,000	U.S. Treasury Note, 3.63%, due 08/15/19	305,813,990
	25,000,000	U.S. Treasury Note, 1.75%, due 09/30/19	25,224,600
	105,000,000	U.S. Treasury Note, 1.25%, due 10/31/19	104,540,625
	52,500,000	U.S. Treasury Note, 1.50%, due 10/31/19	52,600,485

		Total U.S. Government	3,891,949,256

		U.S. Government Agency — 0.9%
	20,000,000	Federal Home Loan Bank Discount Notes, due 03/08/17	19,998,440
	20,000,000	Federal Home Loan Bank Discount Notes, Variable Rate, 0.56%, due 07/27/17	20,001,620
	64,000,000	Federal Home Loan Bank Discount Notes, Variable Rate, 0.81%, due 02/01/19	63,999,552

		Total U.S. Government Agency	103,999,612

		Total United States	4,109,765,617

		TOTAL DEBT OBLIGATIONS (COST $4,281,554,785)	4,280,864,464

		OPTIONS PURCHASED — 0.1%

		Currency Options — 0.0%
EUR	31,901,000	EUR Call/USD Put, Expires 03/06/17, Strike 1.15, (OTC) (CP-GS)	—
EUR	31,901,000	EUR Call/USD Put, Expires 03/06/17, Strike 1.15, (OTC) (CP-GS)	—
USD	35,446,000	USD Call/CHF Put, Expires 03/06/17, Strike 1.00, (OTC) (CP-GS)	335,709
USD	35,445,000	USD Call/CHF Put, Expires 03/06/17, Strike 1.00, (OTC) (CP-BCLY)	335,699

		Total Currency Options	671,408

		Equity Options — 0.1%
	1,100	CDK Global, Inc., Put, Expires 05/19/17, Strike 65	225,500

Par Value† / Number of Contracts	Description	Value ($)
	Equity Options — continued
5,500	Cypress Semiconductor Corp., Put, Expires 06/16/17, Strike 12	291,500
2,000	Depomed, Inc., Put, Expires 03/17/17, Strike 19	538,000
1,000	DISH Network Corp., Put, Expires 06/16/17, Strike 53	125,000
900	EI du Pont de Nemours & Co., Put, Expires 07/21/17, Strike 75	206,100
1,724	Exxon Mobil Corp., Put, Expires 06/16/17, Strike 80	444,792
400	F5 Networks, Inc., Put, Expires 04/21/17, Strike 135	89,200
2,800	Pandora Media, Inc., Put, Expires 06/16/17, Strike 13	400,400
3,301	Sears Holdings Corp., Put, Expires 01/19/18, Strike 10	1,693,413
7,078	Sears Holdings Corp., Put, Expires 01/19/18, Strike 8	2,583,470
6,052	Sears Holdings Corp., Put, Expires 06/15/18, Strike 8	1,997,160
1,964	Sears Holdings Corp., Put, Expires 06/15/18, Strike 10	1,040,920
1,000	T-Mobile US, Inc., Put, Expires 05/19/17, Strike 50	58,000
2,000	Twitter, Inc., Put, Expires 04/21/17, Strike 18	490,000
2,300	Unilever NV, Put, Expires 08/18/17, Strike 45	414,000
7,500	Viacom, Inc., Put, Expires 03/17/17, Strike 33	15,000
2,500	Williams Cos , Inc. (The), Put, Expires 05/19/17, Strike 28	392,500
2,400	Yahoo!, Inc., Put, Expires 07/21/17, Strike 44	441,600

	Total Equity Options	11,446,555

	TOTAL OPTIONS PURCHASED (COST $13,665,839)	12,117,963

	SHORT-TERM INVESTMENTS — 6.8%

	Money Market Funds — 0.2%
24,979,063	State Street Institutional Treasury Money Market Fund-Premier Class, 0.42% (f) (g)	24,979,063

	Repurchase Agreements — 6.1%
278,849,254	Daiwa Capital Markets America Inc. Repurchase Agreement, dated 02/28/17, maturing on 03/01/17 with a maturity value of $278,853,282 and an effective yield of 0.52%, collateralized by a U.S. Treasury Note with maturity date 07/31/23 and a market value of $284,364,255.	278,849,254

See accompanying notes to the financial statements.	65

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Par Value†	Description	Value ($)
	Repurchase Agreements — continued
110,092,416	Mizuho Securities USA Inc. Repurchase Agreement, dated 02/28/17, maturing on 03/01/17 with a maturity value of $110,094,037 and an effective yield of 0.53%, collateralized by a U.S. Treasury Note with maturity date 09/30/20 and a market value of $ 112,231,757.	110,092,416
297,190,753	Nomura Securities International Inc. Repurchase Agreement, dated 02/28/17, maturing on 03/01/17 with a maturity value of $297,195,046 and an effective yield of 0.52%, collateralized by a U.S. Treasury Note with maturity date 08/15/24 and a market value of $302,962,770.	297,190,753

	TOTAL REPURCHASE AGREEMENTS (COST $686,132,423)	686,132,423

	U.S. Government — 0.5%
25,000,000	U.S. Treasury Bill, 0.50%, due 04/20/17 (g) (h)	24,982,450
25,000,000	U.S. Treasury Bill, 0.63%, due 07/20/17 (g) (h)	24,938,725

	Total U.S. Government	49,921,175

	TOTAL SHORT-TERM INVESTMENTS (COST $761,035,926)	761,032,661

	TOTAL INVESTMENTS — 98.6% (Cost $10,603,827,326)	11,072,226,916

Shares	Description	Value ($)
	SECURITIES SOLD SHORT — (1.5)%

	Common Stocks — (1.4)%
	Canada — 0.0%
(6,634)	Fairfax Financial Holdings Ltd	(2,986,848)

	United Kingdom — (0.3)%
(533,102)	British American Tobacco Plc Sponsored ADR	(34,033,232)

	United States — (1.1)%
(40,084)	Analog Devices, Inc.	(3,284,082)
(785,461)	CenturyLink, Inc.	(19,055,284)
(82,554)	Great Plains Energy, Inc.	(2,399,019)
(119,414)	Praxair, Inc.	(14,175,636)
(212,836)	Rockwell Collins, Inc.	(20,344,993)
(9,296,281)	Sirius XM Holdings, Inc.	(47,318,070)
(144,525)	Tesoro Corp.	(12,312,085)

	Total United States	(118,889,169)

	TOTAL COMMON STOCKS (PROCEEDS $140,407,228)	(155,909,249)

	Exchange-Traded Fund — (0.1)%
(90,500)	Vanguard Industrials ETF (Proceeds $11,116,917)	(11,313,405)

		(11,313,405)

	TOTAL SECURITIES SOLD SHORT (PROCEEDS $151,524,145)	(167,222,654)

	Other Assets and Liabilities (net) — 2.9%	321,679,591

	TOTAL NET ASSETS — 100.0%	$11,226,683,853

A summary of outstanding financial instruments at February 28, 2017 is as follows:

Reverse Repurchase Agreements(1)

Face Value		Description	Market Value
USD	412,425	Barclays Bank plc, (0.75%), dated 02/13/17, (collateral: Valeant Pharmaceuticals International, 144A 6.75%, due 08/15/18), to be repurchased on demand at face value plus accrued interest.	$(412,297)
USD	183,857	Barclays Bank plc, (1.00%), dated 02/13/17, (collateral: MHGE Parent LLC/MHGE Parent Finance, Inc., 144A, 8.50%, due 08/01/19), to be repurchased on demand at face value plus accrued interest.	(183,780)
USD	730,178	Citigroup, Inc., (0.75%), dated 02/15/17, (collateral: CHS/Community Health Systems, Inc. 8.00%, due 11/15/19), to be repurchased on demand at face value plus accrued interest.	$(729,980)

			$(1,326,057)

		Average balance outstanding	$(140,735,846)
		Average interest rate	(0.22)%
		Maximum balance outstanding	$(290,656,351)

Average balance outstanding was calculated based on daily face value balances outstanding during the period that the Fund had entered into reverse repurchase agreements.

66	See accompanying notes to the financial statements.

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

February 28, 2017

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
03/13/2017	BOA	AUD	2,850,645	USD	2,152,371	$(32,647)
03/13/2017	GS	AUD	9,658,743	USD	7,290,635	(112,788)
03/13/2017	MSCI	AUD	5,971,336	USD	4,518,186	(58,841)
03/09/2017	MSCI	CHF	39,051,699	USD	38,892,628	(2,712)
03/20/2017	MSCI	EUR	34,092,851	USD	36,388,664	241,914
11/07/2017	GS	EUR	193,938,000	USD	212,934,227	4,805,098
12/22/2017	JPM	EUR	55,095,000	USD	60,857,937	1,569,874
03/20/2017	GS	GBP	40,466,887	USD	50,610,519	375,714
03/13/2017	BCLY	HKD	57,710,360	USD	7,446,079	10,799
03/13/2017	BOA	JPY	3,027,116,116	USD	26,622,074	(332,112)
05/22/2017	BOA	JPY	1,700,000,000	USD	15,206,813	22,566
03/09/2017	MSCI	SEK	146,685,825	USD	16,143,448	(111,630)
03/09/2017	MSCI	USD	20,645,000	CHF	21,156,583	426,874
03/13/2017	MSCI	USD	8,402,624	NZD	12,060,000	281,123
03/20/2017	BCLY	USD	1,968,121	EUR	1,859,942	3,872
03/20/2017	BOA	USD	1,553,918	EUR	1,463,735	(2,001)
03/20/2017	GS	USD	67,000	GBP	53,404	(705)
03/20/2017	JPM	USD	216,000	EUR	204,120	418
11/07/2017	GS	USD	214,049,371	EUR	193,938,000	(5,920,241)
12/22/2017	JPM	USD	61,316,438	EUR	55,095,000	(2,028,375)

						$(863,800)

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
292	U.S. Treasury Note 10 Yr. (CBT)	June 2017	$36,376,812	$102,215
66	U.S. Treasury Note 2 Yr. (CBT)	June 2017	14,282,813	7,145
190	U.S. Treasury Note 5 Yr. (CBT)	June 2017	22,363,594	24,972

			$73,023,219	$134,332

Sales
51	U.S. Long Bond (CBT)	June 2017	$7,734,469	$(77,397)

+	Buys - Fund is long the futures contract.
Sales - Fund is short the futures contract.

Written Options

Equity Options

Number of Contracts			Expiration Date	Description	Premiums	Value
Call	USD	1,470	04/21/2017	Monsanto Co., Strike 105.00	$975,525	$(1,345,050)
Call	USD	1,325	10/20/2017	Monsanto Co., Strike 110.00	783,931	(1,164,675)
Call	USD	10,000	08/18/2017	Rite Aid Corp. Strike 6.00	436,567	(500,000)
Call	USD	9,951	04/21/2017	Rite Aid Corp. Strike 7.00	931,983	(19,902)
Call	USD	2,684	04/21/2017	Rite Aid Corp. Strike 8.00	121,998	(5,368)
Call	USD	3,750	03/17/2017	Viacom, Inc. Strike 37.50	1,337,443	(2,475,000)
Call	USD	3,750	03/17/2017	Viacom, Inc. Strike 40.00	629,311	(1,323,750)

					$5,216,758	$(6,833,745)

Swap Contracts

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) ^	Annual Premium	Implied Credit Spread (1)	Reference Entity	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)	Net Unrealized Appreciation/ (Depreciation)
3,000,000	USD	3/20/2017	MSCI	(Pay)	5.00%	28.13%	Sears Roebuck Acceptance Corp.	NA	$38,523
3,000,000	USD	3/20/2017	GS	(Pay)	5.00%	28.13%	Sears Roebuck Acceptance Corp.	NA	38,523
3,000,000	USD	3/20/2017	GS	(Pay)	5.00%	28.13%	Sears Roebuck Acceptance Corp.	NA	38,523
17,458,000	USD	12/20/2018	GS	(Pay)	5.00%	33.05%	Sears Roebuck Acceptance Corp.	NA	5,892,076
6,000,000	USD	12/20/2018	GS	(Pay)	0.00%	1.00%	Sears Roebuck Acceptance Corp.	NA	(341,025)

See accompanying notes to the financial statements.	67

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

February 28, 2017

Notional Amount		Expiration Date	Counterparty	Receive (Pay) ^	Annual Premium	Implied Credit Spread (1)	Reference Entity	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)	Net Unrealized Appreciation/ (Depreciation)
3,000,000	USD	6/20/2021	MSCI	(Pay)	0.00%	1.00%	Sears Roebuck Acceptance Corp.	NA	$(241,621)
3,000,000	USD	12/20/2021	MSCI	(Pay)	0.00%	1.00%	Sears Roebuck Acceptance Corp.	NA	(247,137)
8,702,000	EUR	12/20/2021	BCLY	(Pay)	1.00%	1.3%	Assicurazioni Generali SpA	NA	128,988
15,135,000	USD	12/20/2021	JPM	(Pay)	1.00%	0.77%	MetLife, Inc.	NA	(158,495)
3,814,000	USD	12/20/2021	JPM	(Pay)	1.00%	0.65%	Prudential Financial	NA	(60,613)
27,255,000	USD	12/20/2021	JPM	(Pay)	1.00%	0.77%	MetLife, Inc.	NA	(285,416)
10,660,000	USD	12/20/2021	JPM	(Pay)	1.00%	0.65%	Prudential Financial	NA	(169,410)
79,900,000	USD	12/20/2021	CSS(i)	(Pay)	5.00%	3.28%	CDX.NA.HYS27.V1-5Y	NA	6,109,208
11,590,000	EUR	12/20/2021	JPM	(Pay)	1.00%	1.3%	Assicurazioni Generali SpA	NA	171,796
2,298,000	USD	12/20/2021	BOA	(Pay)	1.00%	0.77%	MetLife, Inc.	NA	(24,065)
15,229,000	USD	12/20/2021	BCLY	(Pay)	1.00%	0.65%	Prudential Financial	NA	(242,022)
6,472,000	USD	12/20/2021	CSI	(Pay)	1.00%	0.77%	MetLife, Inc.	NA	(67,775)
8,803,000	USD	12/20/2021	GS	(Pay)	1.00%	0.77%	MetLife, Inc.	NA	(92,186)
30,260,000	USD	12/20/2021	MSCI	(Pay)	1.00%	0.65%	Prudential Financial	NA	(480,897)
13,087,000	EUR	12/20/2021	BCLY	(Pay)	1.00%	1.30%	Assicurazioni Generali SpA	NA	97,341

									$10,104,316

							Premiums Paid/(Received)		$(11,894,351)

^	Receive - Fund receives a premium and sells credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. (Pay) - Fund pays a premium and buys credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(1)	As of February 28, 2017, implied credit spreads in absolute terms, calculated using a model, and utilized in determining the market value of credit default swap contracts on the reference security, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e., higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
576,500,000	MXN	1/22/2027	JPMF (j)	Receive	7.90%	TIIE	$156,873
313,700,000	MXN	1/26/2027	JPMF (j)	Receive	7.89%	TIIE	74,015
342,300,000	MXN	1/26/2027	JPMF (j)	Receive	7.87%	TIIE	55,801
1,132,092,000	MXN	1/27/2027	JPMF (j)	Receive	7.91%	TIIE	349,761
58,468,000	CAD	3/17/2027	JPMF (k)	(Pay)	1.86%	3 Month CAD LIBOR	73,171
28,648,000	CAD	3/17/2027	JPMF (k)	Receive	1.97%	3 Month CAD LIBOR	183,517
27,897,000	CAD	3/17/2027	JPMF (k)	(Pay)	2.00%	3 Month CAD LIBOR	(243,049)
39,590,000	CHF	3/17/2027	JPMF (k)	(Pay)	0.17%	6 Month CHF LIBOR	(549,139)
54,160,000	EUR	3/17/2027	JPMF (k)	(Pay)	0.77%	6 Month EURIBOR	(528,417)
17,232,000	GBP	3/17/2027	JPMF (k)	(Pay)	1.35%	6 Month GBP LIBOR	(402,887)
74,119,000	GBP	3/17/2027	JPMF (k)	(Pay)	1.43%	6 Month GBP LIBOR	(2,446,795)

68	See accompanying notes to the financial statements.

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

February 28, 2017

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
17,093,000	GBP	3/17/2027	JPMF (k)	(Pay)	1.43%	6 Month GBP LIBOR	$(559,124)
17,440,000	GBP	3/17/2027	JPMF (k)	(Pay)	1.40%	6 Month GBP LIBOR	(512,734)
19,709,000	GBP	3/17/2027	JPMF (k)	(Pay)	1.30%	6 Month GBP LIBOR	(346,904)
44,051,000	GBP	3/17/2027	JPMF (k)	(Pay)	1.38%	6 Month GBP LIBOR	(1,189,025)
15,188,000	GBP	3/17/2027	JPMF (k)	(Pay)	1.41%	6 Month GBP LIBOR	(466,640)
18,794,000	GBP	3/17/2027	JPMF (k)	(Pay)	1.42%	6 Month GBP LIBOR	(606,846)
16,527,000	NZD	3/17/2027	JPMF (k)	Receive	3.47%	3 Month NZD Bank Bill Rate	(10,106)
14,689,000	NZD	3/17/2027	JPMF (k)	Receive	3.67%	3 Month NZD Bank Bill Rate	171,322
136,948,000	NZD	3/17/2027	JPMF (k)	Receive	2.68%	3 Month NZD Bank Bill Rate	(6,681,710)
17,175,000	NZD	3/17/2027	JPMF (k)	(Pay)	2.94%	3 Month NZD Bank Bill Rate	(563,905)
29,836,000	NZD	3/17/2027	JPMF (k)	Receive	2.93%	3 Month NZD Bank Bill Rate	(995,624)
15,653,000	NZD	3/17/2027	JPMF (k)	Receive	2.91%	3 Month NZD Bank Bill Rate	(538,911)
198,210,000	SEK	3/17/2027	JPMF (k)	(Pay)	1.14%	3 Month SEK STIBOR	(144,450)
180,162,000	SEK	3/17/2027	JPMF (k)	(Pay)	1.14%	3 Month SEK STIBOR	(121,629)
229,610,000	SEK	3/17/2027	JPMF (k)	(Pay)	0.90%	3 Month SEK STIBOR	(435,027)
155,150,000	SEK	3/17/2027	JPMF (k)	Receive	1.17%	3 Month SEK STIBOR	158,862
176,432,000	SEK	3/17/2027	JPMF (k)	Receive	1.18%	3 Month SEK STIBOR	204,323
180,124,000	SEK	3/17/2027	JPMF (k)	Receive	1.18%	3 Month SEK STIBOR	203,766
493,670,000	SEK	3/17/2027	JPMF (k)	Receive	1.14%	3 Month SEK STIBOR	350,078
44,030,000	USD	3/17/2027	JPMF (k)	(Pay)	2.22%	3 Month USD LIBOR	(493,165)
45,635,000	USD	3/17/2027	JPMF (k)	Receive	2.49%	3 Month USD LIBOR	641,937
38,925,000	USD	3/17/2027	JPMF (k)	(Pay)	2.35%	3 Month USD LIBOR	(33,550)
21,816,000	USD	3/17/2027	JPMF (k)	(Pay)	2.32%	3 Month USD LIBOR	30,040
29,281,000	USD	3/17/2027	JPMF (k)	(Pay)	2.29%	3 Month USD LIBOR	144,675
21,698,000	USD	3/17/2027	JPMF (k)	(Pay)	2.26%	3 Month USD LIBOR	154,796

							$(14,916,700)

					Premiums Paid/(Received)		$(160,430)

#	Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund Receives	Net Unrealized Appreciation/ (Depreciation)
50,022,931	USD	3/1/2017	GS	Depreciation of Total Return on IBOXX High Yield + (1 month USD LIBOR rate minus 0.70%)	Appreciation of Total Return on IBOXX High Yield	$573,066

As of February 28, 2017, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

See accompanying notes to the financial statements.	69

GMO Implementation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

February 28, 2017

Notes to Schedule of Investments:

†	Denominated in U.S. Dollar, unless otherwise indicated.

*	Non-income producing security.

(a)	Investment valued at fair value using methods determined in good faith by the Trustees of GMO Trust or persons acting at their direction pursuant to procedures approved by the Trustees (Note 2).

(b)	Security is in default.

(c)	All or a portion of this security has been pledged to cover collateral requirements on reverse repurchase agreements (Note 2).

(d)	Indexed security in which price and/or coupon is linked to the price of a specific instrument or financial statistic (Note 2).

(e)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any (Note 4).

(f)	The rate disclosed is the 7 day net yield as of February 28, 2017.

(g)	All or a portion of this security or derivative is owned by GMO Implementation SPC Ltd., which is a 100% owned subsidiary of GMO Implementation Fund.

(h)	The rate shown represents yield-to-maturity.

(i)	Swap was cleared through the Intercontinental Exchange, Inc.

(j)	Swap was cleared through the CME Group Inc.

(k)	Swap was cleared through the LCH.Clearnet Group Ltd.

(l)	Reverse repurchase agreements have an open maturity date and can be closed by either party on demand.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 96.

70	See accompanying notes to the financial statements.

This page has been left blank intentionally.

GMO International Developed Equity Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO International Developed Equity Allocation Fund returned +17.37% (net) for the fiscal year ended February 28, 2017, as compared with +15.75% for the Fund’s benchmark, the MSCI EAFE Index.

The Fund’s exposure to emerging markets was the largest positive contributor to performance relative to the benchmark. The Fund’s modest cash holdings were a drag on relative performance given the strong returns generated by equities.

Allocation between sectors proved neutral, as a positive contribution from an underweight position in Healthcare offset a negative contribution from being overweight in Telecommunication Services. Apart from very modest underperformance in Information Technology, stock selection was beneficial in all sectors with Financials, Health Care, Utilities, and Telecommunication Services of particular note.

Top stock detractors included having no exposure to the strongly performing HSBC and overweight positions in Nippon Telegraph and Telephone Corporation and KDDI Corporation (a Japanese telecoms company). Top stock contributors included overweight positions in Sumitomo Mitsui Financial Group and BASF, as well as having no exposure to Novo Nordisk (a Danish Pharmaceutical company).

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments at the beginning or end of the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is higher than it otherwise would have been in the absence of such fair value adjustments.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

72

GMO International Developed Equity Allocation Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO International Developed Equity Allocation Fund Class III Shares and the MSCI EAFE Index

As of February 28, 2017

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .08% on the purchase and .08% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

73

GMO International Developed Equity Allocation Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2017 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	97.8%
Preferred Stocks	1.2
Short-Term Investments	1.0
Investment Funds	0.1
Swap Contracts	0.0	^
Rights/Warrants	0.0	^
Futures Contracts	(0.0	)^
Other	(0.1)

	100.0%

Country/Region Summary¤	% of Investments
Japan	24.9%
United Kingdom	15.0
France	8.7
Germany	8.4
Australia	6.0
Switzerland	5.1
Hong Kong	4.3
Spain	3.3
Other Emerging	3.1	†
Other Developed	2.8	‡
Netherlands	2.7
Taiwan	2.6
Canada	2.3
China	2.0
Norway	1.9
Italy	1.8
South Korea	1.6
India	1.2
Israel	1.2
Finland	1.1

	100.0%

&	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”). Derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation rather than notional amounts.

¤	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments and includes exposure through the use of derivative financial instruments, if any. The table excludes exposure through forward currency contracts, if any.

†	"Other Emerging" is comprised of emerging countries that each represent between (1.0)% and 1.0% of Investments.

‡	"Other Developed" is comprised of developed countries that each represent between (1.0)% and 1.0% of Investments.

^	Rounds to 0.0%.

74

GMO International Developed Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2017

Shares / Par Value†	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
2,007,664	GMO Emerging Markets Fund, Class VI	59,768,161
26,588,637	GMO International Equity Fund, Class IV	541,876,427

	TOTAL MUTUAL FUNDS (COST $675,602,270)	601,644,588

	SHORT-TERM INVESTMENTS — 0.0%

	Time Deposits — 0.0%
200,023	State Street Eurodollar Time Deposit, 0.07%, due 03/01/17	200,023

	TOTAL SHORT-TERM INVESTMENTS (COST $200,023)	200,023

	TOTAL INVESTMENTS — 100.0% (Cost $675,802,293)	601,844,611
	Other Assets and Liabilities (net) — (0.0%)	(52,379)

	TOTAL NET ASSETS — 100.0%	$601,792,232

Notes to Schedule of Investments:

†	Denominated in U.S. Dollar, unless otherwise indicated.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 96.

See accompanying notes to the financial statements.	75

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO International Equity Allocation Fund returned +21.57% (net) for the fiscal year ended February 28, 2017, as compared with +19.31% for the MSCI ACWI (All Country World Index) ex USA.

The Fund’s exposure to emerging markets was the largest positive contributor to performance relative to the benchmark. The Fund’s modest cash holdings were a drag on relative performance given the strong returns generated by equities.

Allocation between sectors proved neutral, as a positive contribution from an underweight position in Healthcare offset a negative contribution from being overweight in Telecommunication Services. Apart from modest underperformance in Energy and Information Technology, stock selection was beneficial in all sectors with Financials, Utilities, Telecommunication Services, and Health Care of particular note.

Top stock detractors included overweight positions in Nippon Telegraph and Telephone Corporation, KDDI Corporation (a Japanese telecoms company), and Swiss Re. Top stock contributors included overweight positions in Sberbank Russia and Samsung Electronics Co., as well as having no exposure to Novo Nordisk (a Danish Pharmaceutical company).

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

76

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO International Equity Allocation Fund Class III Shares and the MSCI ACWI ex USA

As of February 28, 2017

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .25% on the purchase and .25% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

77

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2017 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	96.7%
Preferred Stocks	1.9
Short-Term Investments	1.3
Investment Funds	0.2
Swap Contracts	0.0	^
Rights/Warrants	0.0	^
Futures Contracts	(0.0	)^
Other	(0.1)

	100.0%

Country/Region Summary¤	% of Investments
Japan	18.4%
United Kingdom	11.2
Taiwan	8.4
China	6.6
France	6.5
Germany	6.3
South Korea	5.4
Australia	4.5
India	4.1
Other Emerging	4.1	†
Switzerland	3.8
Other Developed	3.6	‡
Hong Kong	3.3
Spain	2.5
Russia	2.1
Netherlands	2.0
Canada	1.7
Turkey	1.7
Norway	1.4
Italy	1.3
Brazil	1.1

	100.0%

&	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”). Derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation rather than notional amounts.

¤	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments and includes exposure through the use of derivative financial instruments, if any. The table excludes exposure through forward currency contracts, if any.

†	“Other Emerging” is comprised of emerging countries that each represent between (1.0)% and 1.0% of Investments.

‡	“Other Developed” is comprised of developed countries that each represent between (1.0)% and 1.0% of Investments.

^	Rounds to 0.0%.

78

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2017

Shares / Par Value†	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
11,972,873	GMO Emerging Markets Fund, Class VI	356,432,437
35,776,490	GMO International Equity Fund, Class IV	729,124,865

	TOTAL MUTUAL FUNDS (COST $1,187,462,443)	1,085,557,302

	SHORT-TERM INVESTMENTS — 0.0%

	Time Deposits — 0.0%
289,908	State Street Eurodollar Time Deposit, 0.07%, due 03/01/2017	289,908

	TOTAL SHORT-TERM INVESTMENTS (COST $289,908)	289,908

	TOTAL INVESTMENTS — 100.0% (Cost $1,187,752,351)	1,085,847,210
	Other Assets and Liabilities (net) — (0.0%)	(44,026)

	TOTAL NET ASSETS — 100.0%	$1,085,803,184

Notes to Schedule of Investments:

†	Denominated in U.S. Dollar, unless otherwise indicated.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 96.

See accompanying notes to the financial statements.	79

GMO SGM Major Markets Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Systematic Global Macro team at Grantham, Mayo, Van Otterloo & Co. LLC. Prior to March 9, 2016, both Grantham, Mayo, Van Otterloo & Co. LLC and GMO Singapore Pte. Limited were responsible for day-to-day management of the Fund’s portfolio.

Management Discussion and Analysis of Fund Performance

Although GMO does not manage the Fund to, or control the Fund’s risk relative to, any index or benchmark, a discussion of the Fund’s performance relative to the Citigroup 3 Month Treasury Bill Index is included for comparative purposes.

Class III shares of GMO SGM Major Markets Fund returned +5.12% (net) for the fiscal year ended February 28, 2017, as compared with +0.32% for the Citigroup 3-Month Treasury Bill Index.

The Fund added value from equity market positions and currency management. The Fund gradually increased beta exposure throughout the year based on strengthening momentum, and global equities were up over 20%. Another highlight was our exposure to UK markets, both a long in (hedged) equities, and a short in the GBP. These positions performed well when the British delivered a surprise referendum result in June to leave the European Union. A long position in U.S. Treasuries detracted some value after the U.S. election, as inflation expectations jumped up with the talk of tax cuts and infrastructure spending. Short positions in commodity markets also lost value over the year.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments at the beginning or end of the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is higher than it otherwise would have been in the absence of such fair value adjustments.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

80

GMO SGM Major Markets Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO SGM Major Markets Fund Class III Shares and the Citigroup 3-Month Treasury Bill +++ Index

As of February 28, 2017

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The performance information shown above only includes purchase premiums and/or redemption fees in effect as of February 28, 2017. All information is unaudited.

*	The Citigroup 3-Month Treasury Bill +++ Index is a composite benchmark computed by GMO and comprised of 50% Bloomberg Commodity Total Return Index (formerly the Dow Jones-UBS Commodity Index) and 50% J.P. Morgan U.S. 3 Month Cash Index through October 3, 2011 and the Citigroup 3-Month Treasury Bill Index thereafter.

For S&P disclaimers please visit http://www.gmo.com/America/_Disclaimers/_BenchmarkDisclaimers.htm.

81

GMO SGM Major Markets Fund

(A Series of GMO Trust)

Consolidated Investment Concentration Summary (a)

February 28, 2017 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Short-Term Investments	61.4%
Debt Obligations	38.3
Futures Contracts	1.7 +
Forward Currency Contracts	0.2
Other	(1.6)

100.0%

(a)	GMO Alternative Asset SPC Ltd. is a 100% owned subsidiary of GMO SGM Major Markets Fund. As such, the holdings of GMO Alternative Asset SPC Ltd. have been included with GMO SGM Major Markets Fund.

&	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”). Derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation rather than notional amounts. The exposure the Fund has to futures contracts based on notional amounts is 12.5% of net assets.

+	Some or all is comprised of commodity exposure. See Consolidated Schedule of Investments.

82

GMO SGM Major Markets Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments

(showing percentage of total net assets)

February 28, 2017

Par Value† / Shares	Description	Value ($)
	DEBT OBLIGATIONS — 20.9%

	U.S. Government — 20.3%
6,500,000	U.S. Treasury Note, 0.63%, due 05/31/17	6,501,833
6,500,000	U.S. Treasury Note, 0.75%, due 06/30/17	6,503,549
70,000,000	U.S. Treasury Note, 0.63%, due 09/30/17 (a)	69,939,870
100,000,000	U.S. Treasury Note, 1.00%, due 02/15/18 (b)	100,054,700
20,000,000	U.S. Treasury Note, 0.75%, due 02/28/18 (b)	19,959,380
12,700,000	U.S. Treasury Note, 0.88%, due 03/31/18 (b)	12,684,125
14,000,000	U.S. Treasury Note, 2.88%, due 03/31/18 (b)	14,283,276
62,000,000	U.S. Treasury Note, USBM + 0.17%, 0.95%, due 10/31/18 (a)	62,061,008
13,500,000	U.S. Treasury Note, USBM + 0.19%, 0.97%, due 04/30/18	13,523,139

	Total U.S. Government	305,510,880

	U.S. Government Agency — 0.6%
9,000,000	Federal Home Loan Banks, 0.80%, 3 mo. LIBOR + 0.23%, due 02/13/19	8,996,634

	TOTAL DEBT OBLIGATIONS (COST $314,569,309)	314,507,514

	MUTUAL FUNDS — 55.4%

	Affiliated Issuers — 55.4%
33,388,654	GMO U.S. Treasury Fund	834,716,360

	TOTAL MUTUAL FUNDS (COST $834,981,269)	834,716,360

	SHORT-TERM INVESTMENTS — 23.5%

	Money Market Funds — 1.3%
3,289,392	SSgA USD Liquidity Fund-Class S2 Shares (b)	3,289,392

Par Value† / Shares	Description	Value ($)
	Money Market Funds — continued
16,986,577	State Street Institutional Treasury Plus Money Market Fund-Premier Class, 0.41% (c)	16,986,577

	Total Money Market Funds	20,275,969

	U.S. Government — 20.3%
25,000,000	U.S. Treasury Bill, 0.40%, due 03/16/17 (b) (d)	24,995,600
30,000,000	U.S. Treasury Bill, 0.41%, due 03/23/17 (b) (d)	29,992,320
25,000,000	U.S. Treasury Bill, 0.44%, due 04/06/17 (b) (d)	24,988,800
55,000,000	U.S. Treasury Bill, 0.48%, due 04/13/17 (b) (d)	54,968,375
13,000,000	U.S. Treasury Note, 0.63%, due 06/30/17	12,999,493
20,000,000	U.S. Treasury Note, 0.50%, due 07/31/17	19,984,380
40,000,000	U.S. Treasury Note, 0.88%, due 08/15/17 (b)	40,025,000
25,000,000	U.S. Treasury Note, 1.88%, due 08/31/17 (a)	25,139,650
40,000,000	U.S. Treasury Note, 1.00%, due 09/15/17 (b)	40,053,120
33,000,000	U.S. Treasury Note, 1.00%, due 12/15/17	33,038,676

	Total U.S. Government	306,185,414

	U.S. Government Agency — 1.9%
22,000,000	Federal Home Loan Bank Discount Notes, due 03/30/17	21,992,916
7,000,000	Federal Home Loan Bank Discount Notes, due 04/21/17	6,995,240

	Total U.S. Government Agency	28,988,156

	TOTAL SHORT-TERM INVESTMENTS (COST $355,467,923)	355,449,539

	TOTAL INVESTMENTS — 99.8% (Cost $1,505,018,501)	1,504,673,413
	Other Assets and Liabilities (net) — 0.2%	2,713,568

	TOTAL NET ASSETS — 100.0%	$1,507,386,981

A summary of outstanding financial instruments at February 28, 2017 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
04/10/2017	SSB	AUD	52,923,742	USD	40,424,477	$(115,858)
04/18/2017	UBS	CHF	110,040,511	USD	110,106,575	240,410
04/03/2017	JPM	EUR	6,264,667	USD	6,650,706	3,960
04/03/2017	MSCI	EUR	2,308,219	USD	2,440,445	(8,551)
04/03/2017	SSB	EUR	17,665,161	USD	18,925,338	182,788
03/24/2017	JPM	GBP	54,149,626	USD	66,331,397	(896,778)
03/24/2017	MSCI	GBP	586,360	USD	729,754	1,773
03/24/2017	UBS	GBP	54,149,625	USD	66,879,660	(348,513)
04/24/2017	MSCI	GBP	59,776,494	USD	74,387,065	117,893
05/23/2017	JPM	GBP	60,000,000	USD	74,731,800	136,830
05/23/2017	SSB	GBP	25,698	USD	32,065	116
04/07/2017	SSB	JPY	340,000,000	USD	3,030,412	(720)
03/09/2017	JPM	USD	89,677,816	NZD	126,285,795	1,264,401
03/09/2017	SSB	USD	2,441,707	NZD	3,393,948	2,377
03/17/2017	JPM	USD	34,958,624	NZD	48,914,045	257,559
03/17/2017	MSCI	USD	23,439,551	NZD	33,017,638	331,845

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
03/17/2017	SSB	USD	4,929,944	NZD	6,869,833	$16,065
03/17/2017	UBS	USD	7,067,363	NZD	9,716,942	(71,548)
04/03/2017	MSCI	USD	8,635,020	EUR	8,065,000	(78,140)
04/03/2017	SSB	USD	3,429,880	EUR	3,200,000	(34,714)
04/07/2017	MSCI	USD	87,017,809	JPY	9,849,101,395	787,870
04/07/2017	UBS	USD	85,774,735	JPY	9,721,116,667	889,947
04/10/2017	JPM	USD	6,376,343	AUD	8,310,029	(10,744)
04/10/2017	MSCI	USD	9,530,645	AUD	12,452,939	8,482
04/10/2017	UBS	USD	5,273,476	AUD	6,931,215	35,932
04/18/2017	JPM	USD	44,225,894	NZD	61,742,672	184,338
04/18/2017	SSB	USD	1,625,552	CHF	1,630,000	1,865
04/18/2017	SSB	USD	394,358	NZD	546,923	(967)
04/28/2017	JPM	USD	28,855,890	JPY	3,244,054,197	89,754

						$2,987,672

See accompanying notes to the financial statements.	83

GMO SGM Major Markets Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

February 28, 2017

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
7,364	Euro STOXX 50	March 2017	$260,087,332	$7,083,641
4,171	FTSE 100 Index	March 2017	377,355,456	19,858,200
169	Hang Seng Index	March 2017	25,830,391	(398,927)
3,238	Mini MSCI Emerging Markets	March 2017	150,696,520	8,732,332
415	MSCI Singapore	March 2017	10,207,725	(83,904)
864	MSCI Taiwan Index	March 2017	30,979,622	(295,018)
463	S&P TSX 60 Index	March 2017	63,350,712	657,026
54	Silver (b)	May 2017	4,986,630	187,798
1,139	Soybean (b)	May 2017	58,985,962	(877,227)
621	SPI 200	March 2017	67,738,553	1,809,830
1,078	U.S. Treasury Note 10 Yr. (CBT)	June 2017	134,295,219	377,356

			$1,184,514,122	$37,051,107

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Sales
5	Australian Government Bond 10 Yr.	March 2017	$493,009	$(8)
209	Canadian Government Bond 10 Yr.	June 2017	21,674,013	(166,069)
3,859	Corn (b)	May 2017	72,115,062	309,346
509	Crude Oil (b)	March 2017	27,491,090	(298,585)
1,325	Euro Bund	March 2017	233,789,267	(3,547,737)
2,445	FTSE/JSE TOP 40	March 2017	82,413,249	1,164,443
397	Gold 100 OZ (b)	April 2017	49,779,830	(2,769,088)
224	Japanese Government Bond 10 Yr. (OSE)	March 2017	301,467,906	(999,396)
639	Nikkei 225	March 2017	109,261,659	(4,147,919)
616	UK Gilt Long Bond	June 2017	97,528,207	(1,190,495)

			$996,013,292	$(11,645,508)

+	Buys - Fund is long the futures contract.
Sales - Fund is short the futures contract.

As of February 28, 2017, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

†	Denominated in U.S. Dollar, unless otherwise indicated.

(a)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any (Note 4).

(b)	All or a portion of this security or derivative is owned by GMO Alternative Asset SPC Ltd., which is a 100% owned subsidiary of GMO SGM Major Markets Fund.

(c)	The rate disclosed is the 7 day net yield as of February 28, 2017.

(d)	The rate shown represents yield-to-maturity.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 96.

84	See accompanying notes to the financial statements.

This page has been left blank intentionally.

GMO Special Opportunities Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Although GMO does not manage the Fund to, or control the Fund’s risk relative to, any securities index or securities benchmark, a discussion of the Fund’s performance relative to the Consumer Price Index (“CPI”) is included for comparative purposes only.

Class VI shares of GMO Special Opportunities Fund returned +13.21% (net) for the fiscal year ended February 28, 2017, as compared with +2.84% for the CPI.

The Fund’s exposure to equities (which is predominantly in the US) was the key driver of performance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

86

GMO Special Opportunities Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $300,000,000 Investment in

GMO Special Opportunities Fund Class VI Shares and the Consumer Price Index

As of February 28, 2017

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .50% on the purchase and .50% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

87

GMO Special Opportunities Fund

(A Series of GMO Trust)

Consolidated Investment Concentration Summary (a)

February 28, 2017 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	72.8%
Short-Term Investments	25.6
Debt Obligations	2.1
Forward Currency Contracts	0.0 ^
Written Options	(0.2)
Futures Contracts	(0.3)+
Other	0.0 ^

100.0%

Country/Region Summary¤	Debt Obligations as a % of Total Net Assets
Other Developed	0.9%‡
Other Emerging	0.6 †

1.5%

Country/Region Summary¤	Equity Investments as a % of Total Net Assets
United States	56.3%
United Kingdom	5.9
Netherlands	3.8
Germany	3.7
Romania	2.4
Other Developed	0.5 ‡

72.6%

Industry Group Summary	% of Equity Investments#
Diversified Financials	26.8%
Software & Services	23.9
Retailing	11.2
Media	9.0
Banks	8.1
Capital Goods	7.2
Automobiles & Components	6.6
Utilities	3.3
Insurance	1.8
Food, Beverage & Tobacco	1.4
Transportation	0.7
Energy	0.0 ^

100.0%

(a)	GMO Special Opportunities SPC Ltd. is a 100% owned subsidiary of GMO Special Opportunities Fund. As such, the holdings of GMO Special Opportunities SPC Ltd. have been included with GMO Special Opportunities Fund.

&	In the table above, derivative financial instruments, if any, are based on market values and unrealized appreciation/depreciation rather than notional amounts.

+	Some or all is comprised of commodity exposure. See Consolidated Schedule of Investments.

¤	The table excludes short-term investments. The table includes exposure through the use of certain derivative financial instruments and excludes exposure through certain currency linked derivatives such as forward currency contracts and currency options. The table is based on duration adjusted net exposures (both investments and derivatives), taking into account the market value of securities and the notional amounts of swaps and other derivative financial instruments. For example, U.S. asset-backed securities may represent a relatively small percentage due to their short duration, even though they represent a large percentage of market value (direct and indirect). Duration is based on GMO’s models. The greater the duration of a bond, the greater its contribution to the concentration percentage. Credit default swap exposures are factored into the duration adjusted exposure using the reference security and applying the same methodology to that security. The tables are not normalized, thus, due to the exclusions listed above and negative exposures, which may be attributable to derivatives or short sales, if any, the tables may not total to 100%.

‡	“Other Developed” is comprised of developed countries that each represent between (1.0)% and 1.0% of Total Net Assets.

†	“Other Emerging” is comprised of emerging countries that each represent between (1.0)% and 1.0% of Total Net Assets.

#	Equity investments may consist of common stocks and other stock-related securities, such as preferred stocks, if any. This table excludes exposure to derivative contracts, short-term investments, mutual funds and investment funds, if any. For a summary of these exposures, if any, see the Schedule of Investments.

^	Rounds to 0.0%.

88

GMO Special Opportunities Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments

(showing percentage of total net assets)

February 28, 2017

Shares / Par Value†	Description	Value ($)
	COMMON STOCKS — 72.8%

	Canada — 0.0%
6,000,000	Jagercor Energy Corp * (a)	90,348

	Germany — 3.7%
635,000	Brenntag AG	36,389,148

	Ireland — 0.5%
60,000	Ryanair Holdings Plc Sponsored ADR *	4,905,000

	Netherlands — 3.8%
970,000	InterXion Holding NV *	37,733,000

	Romania — 2.4%
7,200,000	Societatea Energetica Electrica SA	23,927,036

	United Kingdom — 5.9%
1,380,000	Metro Bank Plc *	58,503,026

	United States — 56.5%
2,630,000	Ally Financial, Inc.	59,148,700
275,000	Berkshire Hathaway, Inc. – Class B *	47,140,500
1,260,000	Cimpress NV *	101,064,600
670,000	CommerceHub, Inc. – Series A *	11,055,000
1,410,000	CommerceHub, Inc. – Series C *	23,053,500
142,681	Credit Acceptance Corp. *	28,601,833
1,300,000	General Motors Co.	47,892,000
1,597,544	Interactive Brokers Group, Inc. – Class A	58,645,840
925,000	Liberty Global Plc LiLAC – Class A *	22,616,250
1,725,000	Liberty Global Plc LiLAC – Class C *	42,417,750
170,224	National Beverage Corp.	9,942,784
75,000	Roper Industries, Inc.	15,690,000
836,570	Trupanion, Inc. *	13,008,664
2,150,000	Wayfair, Inc. – Class A *	81,291,500

	Total United States	561,568,921

	TOTAL COMMON STOCKS (COST $671,198,377)	723,116,479

	DEBT OBLIGATIONS — 2.1%

	Corporate Debt — 2.1%
	Jamaica — 1.3%
1,220,000	Digicel Group Ltd, 144A, 8.25%, due 09/30/20	1,079,700
14,500,000	Digicel Group Ltd, 144A, 7.13%, due 04/01/22	11,763,125

	Total Jamaica	12,842,825

Shares / Par Value†	Description	Value ($)
	Corporate Debt — continued
	United States — 0.8%
7,500,000	Pacific Drilling SA, 144A, 5.38%, due 06/01/20	3,468,750
7,500,000	Pacific Drilling V Ltd., 144A, 7.25%, due 12/01/17	4,087,500

	Total United States	7,556,250

	Total Corporate Debt	20,399,075

	TOTAL DEBT OBLIGATIONS (COST $21,250,171)	20,399,075

	SHORT-TERM INVESTMENTS — 25.6%

	Money Market Funds — 0.3%
3,509,386	State Street Institutional Treasury Money Market Fund-Premier Class, 0.42% (b) (c)	3,509,386

	U.S. Government — 25.3%
25,000,000	U.S. Treasury Bill, 0.40%, due 03/16/17 (d)	24,995,600
22,000,000	U.S. Treasury Bill, 0.41%, due 03/23/17 (d)	21,994,368
35,000,000	U.S. Treasury Bill, 0.44%, due 04/06/17 (d)	34,984,320
35,000,000	U.S. Treasury Bill, 0.48%, due 04/13/17 (d)	34,979,875
30,000,000	U.S. Treasury Bill, 0.54%, due 05/18/17 (d) (e)	29,964,720
4,400,000	U.S. Treasury Bill, 0.55%, due 06/15/17 (c) (d) (e)	4,392,894
25,000,000	U.S. Treasury Bill, 0.65%, due 08/03/17 (d)	24,930,650
65,000,000	U.S. Treasury Bill, 0.70%, due 08/24/17 (d)	64,778,155
10,000,000	U.S. Treasury Note, 1.00%, due 12/15/17 (e)	10,011,720

	Total U.S. Government	251,032,302

	TOTAL SHORT-TERM INVESTMENTS (COST $254,555,056)	254,541,688

	TOTAL INVESTMENTS — 100.5% (Cost $947,003,604)	998,057,242
	Other Assets and Liabilities (net) — (0.5%)	(5,238,304)

	TOTAL NET ASSETS — 100.0%	$992,818,938

A summary of outstanding financial instruments at February 28, 2017 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
03/09/2017	GS	CAD	2,100,000	USD	1,580,774	$(384)
03/27/2017	MSCI	RON	88,600,000	USD	20,737,759	(11,390)
03/09/2017	MSCI	USD	1,578,627	CAD	2,100,000	2,531

						$(9,243)

See accompanying notes to the financial statements.	89

GMO Special Opportunities Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2017

Futures Contracts (c)

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
25	Natural Gas	December 2019	$192,125	$(68,812)
25	Natural Gas	January 2020	190,312	(70,625)
25	Natural Gas	February 2020	186,688	(74,250)
25	Natural Gas	March 2020	167,313	(93,625)
25	Natural Gas	April 2020	166,813	(94,125)
25	Natural Gas	May 2020	168,875	(92,063)
25	Natural Gas	June 2020	171,063	(89,875)
25	Natural Gas	July 2020	172,750	(88,188)
25	Natural Gas	August 2020	172,875	(88,063)

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
25	Natural Gas	September 2020	$174,750	$(86,188)
25	Natural Gas	October 2020	178,750	(82,187)
25	Natural Gas	November 2020	187,375	(73,562)
133	Uranium Futures	February 2017	739,812	(426,192)
133	Uranium Futures	March 2017	764,750	(401,254)
133	Uranium Futures	April 2017	764,750	(401,254)
133	Uranium Futures	May 2017	766,412	(399,592)
133	Uranium Futures	June 2017	766,412	(399,592)

			$5,931,825	$(3,029,447)

+	Buys - Fund is long the futures contract.
Sales - Fund is short the futures contract.

Written Options

Equity Options

Number of Contracts		Expiration Date	Description	Premiums	Value
Put	500	07/21/2017	Cimpress NV, Strike 85.00	$348,322	$(460,000)
Put	250	04/21/2017	Credit Acceptance Corp., Strike 165.00	461,655	(77,500)
Put	1,000	07/21/2017	National Beverage Corp., Strike 48.50	506,648	(200,000)
Put	600	06/16/2017	National Beverage Corp., Strike 48.50	387,987	(61,200)
Put	1,000	10/20/2017	National Beverage Corp., Strike 60.00	710,642	(780,000)
Put	1,000	05/19/2017	Wayfair, Inc., Strike 35.00	593,912	(217,000)

				$3,009,166	$(1,795,700)

As of February 28, 2017, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

†	Denominated in U.S. Dollar, unless otherwise indicated.

*	Non-income producing security.

(a)	Affiliated company (Note 10).

(b)	The rate disclosed is the 7 day net yield as of February 28, 2017.

(c)	All or a portion of this security or derivative is owned by GMO Special Opportunities SPC Ltd., which is a 100% owned subsidiary of GMO Special Opportunities Fund.

(d)	The rate shown represents yield-to-maturity.

(e)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any (Note 4).

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 96.

90	See accompanying notes to the financial statements.

This page has been left blank intentionally.

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund’s portfolio is the responsibility of the Asset Allocation team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

GMO Strategic Opportunities Allocation Fund returned +16.60% (net) for the fiscal year ended February 28, 2017, as compared with +16.06% for the GMO Strategic Opportunities Allocation Index (75% MSCI World Index (MSCI Standard Index Series) and 25% Barclays U.S. Aggregate Index).

The Fund’s underweight in equities compared to the benchmark weight detracted from relative performance. Within equities, the overweighting to emerging markets was helpful, but the overweighting to developed ex-US stocks and the underweighting to the US hurt relative performance. The Fund’s underweighting to fixed income was beneficial to performance, and the Fund also enjoyed strong performance within fixed income driven primarily by emerging market debt. Our exposure to cash/cash plus detracted from relative performance.

Because some of the securities and instruments held directly or indirectly by the Fund had positive fair value adjustments at the beginning or end of the fiscal year (and the performance of indices are not fair valued), the Fund’s absolute and relative performance is higher than it otherwise would have been in the absence of such fair value adjustments.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC as of the date of this report and are subject to change. GMO disclaims any responsibility to update such views. They are not meant as investment advice. References to specific securities are not recommendations of such securities and may not be representative of any GMO portfolio’s current or future investments.

92

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Comparison of Change in Value of a $10,000,000 Investment in

GMO Strategic Opportunities Allocation Fund Class III Shares and the

GMO Strategic Opportunities Allocation Index

As of February 28, 2017

Performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance data may be lower or higher than the performance data provided herein. To obtain performance information up to the most recent month-end, visit www.gmo.com. Performance shown is net of all fees after reimbursement from GMO. Each performance figure assumes a purchase at the beginning and redemption at the end of the stated period and reflects a transaction fee of .20% on the purchase and .20% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. All information is unaudited.

*	The GMO Strategic Opportunities Allocation Index is a composite benchmark computed by GMO and comprised of 75% MSCI World Index and 25% Barclays U.S. Aggregate Index.

MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

93

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Investment Concentration Summary

February 28, 2017 (Unaudited)

Asset Class Summary&	% of Total Net Assets
Common Stocks	66.1%
Short-Term Investments	17.0
Debt Obligations	12.8
Mutual Funds	2.8
Preferred Stocks	1.0
Investment Funds	0.1
Loan Participations	0.1
Rights/Warrants	0.0	^
Swap Contracts	0.0	^
Loan Assignments	0.0	^
Options Purchased	0.0	^
Forward Currency Contracts	0.0	^
Futures Contracts	(0.0	)^
Written Options/Credit Linked Options	(0.0	)^
Reverse Repurchase Agreements	(0.0	)^
Securities Sold Short	(0.0	)^
Other	0.1

	100.0%

Country/Region Summary¤	Debt Obligations as a % of Total Net Assets
United States	8.7%
Other Emerging	2.7	†
Other Developed	0.1	‡
Euro Region	(0.1	)#

	11.4%

Country/Region Summary¤	Equity Investments as a % of Total Net Assets
United States	18.7%
Japan	7.8
United Kingdom	5.4
Taiwan	5.0
Other Developed	3.8	‡
China	3.8
Other Emerging	3.4	†
South Korea	3.1
France	2.8
Germany	2.7
India	2.3
Australia	1.9
Switzerland	1.9
Hong Kong	1.4
Russia	1.2
Netherlands	1.1
Spain	1.1

	67.4%

&	The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust (“underlying funds”). Derivative financial instruments, if any, are based on market values or unrealized appreciation/depreciation rather than notional amounts.

¤	The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of certain derivative financial instruments and excludes exposure through certain currency linked derivatives such as forward currency contracts and currency options. The table is based on duration adjusted net exposures (both investments and derivatives), taking into account the market value of securities and the notional amounts of swaps and other derivative financial instruments. For example, U.S. asset-backed securities may represent a relatively small percentage due to their short duration, even though they represent a large percentage of market value (direct and indirect). Duration is based on GMO’s models. The greater the duration of a bond, the greater its contribution to the concentration percentage. Credit default swap exposures are factored into the duration-adjusted exposure using the reference security and applying the same methodology to that security. The tables are not normalized, thus, due to the exclusions listed above and negative exposures, which may be attributable to derivatives or short sales, if any, the tables may not total to 100%.

†	“Other Emerging” is comprised of emerging countries that each represent between (1.0)% and 1.0% of Total Net Assets.

‡	“Other Developed” is comprised of developed countries that each represent between (1.0)% and 1.0% of Total Net Assets.

#	“Euro Region” is comprised of derivative financial instruments attributed to the Eurozone and not a particular country.

^	Rounds to 0.0%.

94

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2017

Shares / Par Value†	Description	Value ($)
	MUTUAL FUNDS — 94.4%

	Affiliated Issuers — 94.4%
2,666,698	GMO Core Plus Bond Fund, Class IV	56,400,656
2,933,769	GMO Emerging Country Debt Fund, Class IV	84,932,626
13,119,558	GMO Emerging Markets Fund, Class VI	390,569,250
28,135,373	GMO International Equity Fund, Class IV	573,398,898
3,252,296	GMO Opportunistic Income Fund, Class VI	83,844,202
9,417,020	GMO Quality Fund, Class VI	207,645,291
13,585,549	GMO U.S. Equity Allocation Fund, Class VI	204,598,363
12,122,043	GMO U.S. Treasury Fund	303,051,065

	TOTAL MUTUAL FUNDS (COST $1,946,415,208)	1,904,440,351

	DEBT OBLIGATIONS — 5.6%

	Asset-Backed Securities — 0.0%
480,122	Bayview Financial Revolving Asset Trust, Series 04-B, Class A2, 144A, 1 mo. LIBOR + .65%, 2.08%, due 05/28/39	234,656

	U.S. Government — 5.6%
25,806,124	U.S. Treasury Inflation Indexed Bond, 0.25%, due 01/15/25 (a)	25,733,042
17,432,413	U.S. Treasury Inflation Indexed Bond, 0.38%, due 07/15/25 (a)	17,580,832
1,122,757	U.S. Treasury Inflation Indexed Bond, 0.63%, due 01/15/26 (a)	1,150,350

Par Value† / Shares	Description	Value ($)
	U.S. Government — continued
24,860,220	U.S. Treasury Inflation Indexed Bond, 1.75%, due 01/15/28 (a)	28,336,623
22,689,037	U.S. Treasury Inflation Indexed Bond, 2.50%, due 01/15/29 (a)	27,987,222
7,929,025	U.S. Treasury Inflation Indexed Bond, 3.88%, due 04/15/29 (a)	11,071,599

	Total U.S. Government	111,859,668

	TOTAL DEBT OBLIGATIONS (COST $109,593,992)	112,094,324

	SHORT-TERM INVESTMENTS — 0.0%

	Money Market Funds — 0.0%
274,119	State Street Institutional Treasury Money Market Fund-Premier Class, 0.42% (b)	274,119

	TOTAL SHORT-TERM INVESTMENTS (COST $274,119)	274,119

	TOTAL INVESTMENTS — 100.0% (Cost $2,056,283,319)	2,016,808,794
	Other Assets and Liabilities (net) — 0.00%	190,702

	TOTAL NET ASSETS — 100.0%	$2,016,999,496

Notes to Schedule of Investments:

†	Denominated in U.S. Dollar, unless otherwise indicated.

(a)	Indexed security in which price and/or coupon is linked to the price of a specific instrument or financial statistic (Note 2).

(b)	The rate disclosed is the 7 day net yield as of February 28, 2017.

For a listing of definitions of acronyms, counterparty abbreviations and currency abbreviations used throughout the Schedule of Investments as well as the derivative tables, if any, please refer to page 96.

See accompanying notes to the financial statements.	95

GMO Trust Funds

Schedule of Investments — (Continued)

February 28, 2017

Portfolio Abbreviations:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ADR - American Depositary Receipt

CHF LIBOR – London Interbank Offered Rate denominated in Swiss Franc.

CP - Counterparty

ETF - Exchange-Traded Fund

EURIBOR - Euro Interbank Offered Rate

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

FSA - Insured as to the payment of principal and interest by Financial Security Assurance.

GBP LIBOR - London Interbank Offered Rate denominated in British Pounds.

GDR - Global Depository Receipt

LIBOR - London Interbank Offered Rate

MSCI - Morgan Stanley Capital International

OJSC - Open Joint-Stock Company

OTC - Over-the-Counter

REIT - Real Estate Investment Trust

TIIE - Tasa de Interes Interbacaria de Equilibrio - 28 - Day Interbank Equilibrium Interest Rate - Mexico

USD LIBOR - London Interbank Offered Rate denominated in United States Dollars.

XL - Insured as to the payment of principal and interest by XL Capital Assurance.

The rates shown on variable rate notes are the current interest rates at February 28, 2017, which are subject to change based on the terms of the security.

Counterparty Abbreviations:

BCLY - Barclays Bank PLC

BOA - Bank of America, N.A.

CSI - Credit Suisse International

CSS - Credit Suisse Securities (USA) LLC

GS - Goldman Sachs International

JPM - JPMorgan Chase Bank, N.A.

JPMF - J.P. Morgan Securities, LLC

MSCI - Morgan Stanley & Co. International PLC

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

MXN - Mexican Peso

NZD - New Zealand Dollar

RON - Romanian Leu

SEK - Swedish Krona

USD - United States Dollar

96	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2017

	Alpha Only Fund	Benchmark-Free Allocation Fund	Benchmark- Free Fund	Global Asset Allocation Fund
Assets:
Investments in affiliated issuers, at value (Notes 2 and 10)(a)	$10,595,373	$13,769,982,941	$1,575,696,690	$2,423,693,269
Investments in unaffiliated issuers, at value (Note 2)(b)	221,848,187	7,055,247	2,790,554,682	463,675
Foreign currency, at value (Note 2)(c)	35,244	—	1,046,696	—
Cash	9,059,933	—	34,936,599	—
Receivable for investments sold	—	—	29,989,071	1,980
Receivable for Fund shares sold	—	78,379,362	—	—
Dividends receivable	522,613	1,971	6,949,387	103,615
Dividend withholding tax receivable	349,932	—	581,553	—
Receivable for variation margin on open futures contracts (Note 4)	676,345	—	—	—
Receivable for expenses reimbursed and/or waived by GMO (Note 5)	89,161	1,699,748	88,139	—
Miscellaneous receivable	3,552	129,241	24,045	135

Total assets	243,180,340	13,857,248,510	4,439,866,862	2,424,262,674

Liabilities:
Payable for investments purchased	3,552	64,417,171	40,259	103,164
Payable for Fund shares repurchased	—	13,891,604	9,617,917	90,135
Accrued foreign capital gains tax payable (Note 2)	4,949	—	551,073	—
Payable to affiliate for (Note 5):
Management fee	89,496	6,869,903	—	—
Supplemental support fee – Class MF	—	454,134	—	—
Shareholder service fee	18,199	801,873	—	—
Due to broker (Note 2)	9,059,489	—	—	—
Payable for reverse repurchase agreements (Note 2)	—	—	34,936,599	—
Payable to agents unaffiliated with GMO	—	1,932	672	336
Payable to Trustees and related expenses	975	22,421	6,925	4,095
Accrued expenses	170,268	331,838	453,883	119,912

Total liabilities	9,346,928	86,790,876	45,607,328	317,642

Net assets	$233,833,412	$13,770,457,634	$4,394,259,534	$2,423,945,032

(a) Cost of investments – affiliated issuers:	$10,595,373	$13,655,207,127	$1,513,700,009	$2,521,013,959
(b) Cost of investments – unaffiliated issuers:	$196,698,451	$7,055,247	$2,646,810,818	$514,735
(c) Cost of foreign currency:	$34,262	$—	$1,044,988	$—

See accompanying notes to the financial statements.	97

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2017 — (Continued)

	Alpha Only Fund	Benchmark-Free Allocation Fund	Benchmark- Free Fund	Global Asset Allocation Fund
Net assets consist of:
Paid-in capital	$605,289,331	$14,232,736,432	$4,770,884,426	$2,804,045,872
Accumulated undistributed net investment income	67,491	4,355,144	12,141,708	1,907,347
Accumulated net realized gain (loss)	(388,224,195)	(581,409,756)	(594,063,616)	(284,636,437)
Net unrealized appreciation (depreciation)	16,700,785	114,775,814	205,297,016	(97,371,750)

	$233,833,412	$13,770,457,634	$4,394,259,534	$2,423,945,032

Net assets attributable to:
Class III	$7,851,903	$5,248,862,817	$4,394,259,534	$2,423,945,032

Class IV	$225,981,509	$2,663,418,308	$—	$—

Class MF	$—	$5,858,176,509	$—	$—

Shares outstanding:
Class III	374,693	203,607,521	231,862,951	79,521,888

Class IV	10,778,114	103,316,990	—	—

Class MF	—	227,089,922	—	—

Net asset value per share:
Class III	$20.96	$25.78	$18.95	$30.48

Class IV	$20.97	$25.78	$—	$—

Class MF	$—	$25.80	$—	$—

98	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2017 — (Continued)

	Global Developed Equity Allocation Fund	Global Equity Allocation Fund	Consolidated Implementation Fund	International Developed Equity Allocation Fund
Assets:
Investments in affiliated issuers, at value (Notes 2 and 10)(a)	$991,966,298	$2,206,156,571	$—	$601,644,588
Investments in unaffiliated issuers, at value (Note 2)(b)	338,803	745,313	11,072,226,916	200,023
Foreign currency, at value (Note 2)(c)	—	—	20,961,432	—
Cash	—	—	204,813	—
Receivable for investments sold	—	—	142,191,094	61,501,360
Receivable for Fund shares sold	—	—	64,288,337	5,226
Dividends and interest receivable	—	—	22,357,975	—
Dividend withholding tax receivable	—	—	11,086,809	—
Receivable for variation margin on open cleared swap contracts	—	—	35,813	—
Unrealized appreciation on open forward currency contracts (Note 4)	—	—	7,738,252	—
Due from broker (Note 2)	—	—	207,508,165	—
Receivable for open OTC swap contracts (Note 4)	—	—	6,978,836	—
Receivable for closed swap contracts (Note 4)	—	—	83,130	—
Receivable for expenses reimbursed and/or waived by GMO (Note 5)	5,584	—	68,651	5,752
Miscellaneous receivable	—	—	133,956	49,258

Total assets	992,310,685	2,206,901,884	11,555,864,179	663,406,207

Liabilities:
Investments sold short, at value (Note 2)(d)	—	—	167,222,654	—
Payable for investments purchased	—	—	138,105,964	—
Payable for Fund shares repurchased	—	—	—	61,571,555
Payable for closed swap contracts (Note 4)	—	—	231,862	—
Accrued foreign capital gains tax payable (Note 2)	—	—	1,341,361	—
Payable for variation margin on open futures contracts (Note 4)	—	—	77,701	—
Payable for variation margin on open cleared swap contracts (Note 4)	—	—	864,013	—
Unrealized depreciation on open forward currency contracts (Note 4)	—	—	8,602,052	—
Interest payable for open OTC swap contracts	—	—	567,274	—
Interest and dividend payable for short sales	—	—	170,494	—
Payable for open OTC swap contracts (Note 4)	—	—	2,410,662	—
Payable for reverse repurchase agreements (Note 2)	—	—	1,326,057	—
Written options outstanding, at value (Note 4)(e)	—	—	6,833,745	—
Payable to agents unaffiliated with GMO	168	336	1,596	168
Payable to Trustees and related expenses	1,701	3,456	18,234	1,149
Accrued expenses	49,203	79,874	1,406,657	41,103

Total liabilities	51,072	83,666	329,180,326	61,613,975

Net assets	$992,259,613	$2,206,818,218	$11,226,683,853	$601,792,232

(a) Cost of investments – affiliated issuers:	$1,064,014,178	$2,358,486,029	$—	$675,602,270
(b) Cost of investments – unaffiliated issuers:	$338,803	$745,313	$10,603,827,326	$200,023
(c) Cost of foreign currency:	$—	$—	$20,940,808	$—
(d) Proceeds from securities sold short:	$—	$—	$151,524,145	$—
(e) Premiums on written options:	$—	$—	$5,216,758	$—

See accompanying notes to the financial statements.	99

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2017 — (Continued)

	Global Developed Equity Allocation Fund	Global Equity Allocation Fund	Consolidated Implementation Fund	International Developed Equity Allocation Fund
Net assets consist of:
Paid-in capital	$1,145,168,246	$2,682,980,969	$12,085,768,139	$841,364,059
Accumulated undistributed net investment income	4,106,980	3,028,905	13,863,806	54,847
Accumulated net realized gain (loss)	(84,967,733)	(326,862,198)	(1,305,041,517)	(165,668,992)
Net unrealized appreciation (depreciation)	(72,047,880)	(152,329,458)	432,093,425	(73,957,682)

	$992,259,613	$2,206,818,218	$11,226,683,853	$601,792,232

Net assets attributable to:
Core Class	$—	$—	$11,226,683,853	$—

Class III	$992,259,613	$2,206,818,218	$—	$601,792,232

Shares outstanding:
Core Class	—	—	859,742,652	—

Class III	50,618,815	96,611,088	—	40,873,522

Net asset value per share:
Core Class	$—	$—	$13.06	$—

Class III	$19.60	$22.84	$—	$14.72

100	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2017 — (Continued)

	International Equity Allocation Fund	Consolidated SGM Major Markets Fund	Consolidated Special Opportunities Fund	Strategic Opportunities Allocation Fund
Assets:
Investments in affiliated issuers, at value (Notes 2 and 10)(a)	$1,085,557,302	$834,716,360	$90,348	$1,904,440,351
Investments in unaffiliated issuers, at value (Note 2)(b)	289,908	669,957,053	997,966,894	112,368,443
Foreign currency, at value (Note 2)(c)	—	38	22	—
Cash	—	160,782	—	—
Receivable for investments sold	—	14,040,763	3,694,297	3,711,365
Receivable for Fund shares sold	—	—	—	717,563
Dividends and interest receivable	1	1,037,210	960,612	398,649
Dividend withholding tax receivable	—	—	21,089	—
Unrealized appreciation on open forward currency contracts (Note 4)	—	4,554,205	2,531	—
Receivable for variation margin on open futures contracts (Note 4)	—	1,656,751	64,938	—
Due from broker (Note 2)	—	112,289	293	—
Receivable for expenses reimbursed and/or waived by GMO (Note 5)	5,416	57,075	—	4,588
Miscellaneous receivable	—	—	—	7,425

Total assets	1,085,852,627	1,526,292,526	1,002,801,024	2,021,648,384

Liabilities:
Payable for investments purchased	—	14,860,368	6,276,479	140,440
Payable for Fund shares repurchased	—	—	—	4,431,446
Accrued foreign capital gains tax payable (Note 2)	—	—	801,696	—
Payable to affiliate for (Note 5):
Management fee	—	985,185	854,710	—
Shareholder service fee	—	66,068	42,736	—
Unrealized depreciation on open forward currency contracts (Note 4)	—	1,566,533	11,774	—
Payable for variation margin on open futures contracts (Note 4)	—	1,289,371	—	—
Written options outstanding, at value (Note 4)(d)	—	—	1,795,700	—
Payable to agents unaffiliated with GMO	168	196	140	280
Payable to Trustees and related expenses	1,692	2,509	1,603	3,294
Accrued expenses	47,583	135,315	197,248	73,428

Total liabilities	49,443	18,905,545	9,982,086	4,648,888

Net assets	$1,085,803,184	$1,507,386,981	$992,818,938	$2,016,999,496

(a) Cost of investments – affiliated issuers:	$1,187,462,443	$834,981,269	$317,181	$1,946,415,208
(b) Cost of investments – unaffiliated issuers:	$289,908	$670,037,232	$946,686,423	$109,868,111
(c) Cost of foreign currency:	$—	$3,846	$22	$—
(d) Premiums on written options:	$—	$—	$3,009,166	$—

See accompanying notes to the financial statements.	101

GMO Trust Funds

Statements of Assets and Liabilities — February 28, 2017 — (Continued)

	International Equity Allocation Fund	Consolidated SGM Major Markets Fund	Consolidated Special Opportunities Fund	Strategic Opportunities Allocation Fund
Net assets consist of:
Paid-in capital	$1,290,927,780	$1,539,369,761	$937,335,544	$2,090,683,891
Accumulated undistributed net investment income	1,964,006	—	—	1,595,492
Distributions in excess of net investment income	—	(30,076,100)	(1,169,260)	—
Accumulated net realized gain (loss)	(105,183,461)	(29,954,117)	7,425,918	(35,805,362)
Net unrealized appreciation (depreciation)	(101,905,141)	28,047,437	49,226,736	(39,474,525)

	$1,085,803,184	$1,507,386,981	$992,818,938	$2,016,999,496

Net assets attributable to:
Class III	$1,085,803,184	$6,116,721	$—	$2,016,999,496

Class IV	$—	$54,825,177	$—	$—

Class VI	$—	$1,446,445,083	$992,818,938	$—

Shares outstanding:
Class III	39,499,339	187,144	—	102,066,638

Class IV	—	1,683,989	—	—

Class VI	—	44,406,834	48,683,961	—

Net asset value per share:
Class III	$27.49	$32.68	$—	$19.76

Class IV	$—	$32.56	$—	$—

Class VI	$—	$32.57	$20.39	$—

102	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Operations — Year Ended February 28, 2017

	Alpha Only Fund	Benchmark-Free Allocation Fund	Benchmark- Free Fund	Global Asset Allocation Fund
Investment Income:
Dividends from affiliated issuers (Note 10)	$69,116	$314,196,781	$45,392,762	$58,310,298
Dividends from unaffiliated issuers (Net of withholding tax)(a)	6,084,099	16,437	52,183,052	1,069
Interest	60,348	171	8,114,542	23,306

Total investment income	6,213,563	314,213,389	105,690,356	58,334,673

Expenses:
Management fee (Note 5)	1,341,940	98,652,500	—	—
Shareholder service fee – Class III (Note 5)	11,539	8,172,743	—	—
Shareholder service fee – Class IV (Note 5)	260,695	2,652,265	—	—
Supplemental support fee – Class MF (Note 5)	—	7,076,548	—	—
Audit and tax fees	141,675	59,026	147,194	76,711
Custodian and fund accounting agent fees	291,992	136,631	2,000,299	71,114
Legal fees	34,181	345,786	96,190	62,037
Registration fees	6,678	15,126	—	5,352
Transfer agent fees	43,757	—	—	—
Trustees’ fees and related expenses (Note 5)	2,534	259,237	75,978	47,831
Interest expense (Note 2)	—	—	1,269	—
Miscellaneous	76,121	105,339	92,697	15,964

Total expenses	2,211,112	117,475,201	2,413,627	279,009
Fees and expenses reimbursed and/or waived by GMO (Note 5)	(530,143)	(631,786)	(1,773,255)	(226,122)
Indirectly incurred management fees waived or borne by GMO (Note 5)	—	(20,435,518)	—	—
Supplemental support fee waived – Class MF (Note 5)	—	(592,129)	—	—
Indirectly incurred shareholder service fee waived or borne by GMO (Note 5)	—	(2,004,226)	—	—

Net expenses	1,680,969	93,811,542	640,372	52,887

Net investment income (loss)	4,532,594	220,401,847	105,049,984	58,281,786

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers (net of foreign capital gains tax) (Note 2)(b)	6,463,609	—	30,049,748	(14,377)
Investments in affiliated issuers	—	101,516,026	(9,349,595)	(194,468,169)
Realized gain distributions from affiliated issuers (Note 10)	2,697	51,904,439	12,268,174	31,457,746
Futures contracts	(45,393,896)	—	6,495,210	—
Swap contracts	—	—	299,633	—
Foreign currency, forward contracts and foreign currency related transactions	(93,567)	—	5,404,472	—

Net realized gain (loss)	(39,021,157)	153,420,465	45,167,642	(163,024,800)

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers (net of foreign capital gains tax) (Note 2)(c)	36,815,360	—	260,763,137	1,947
Investments in affiliated issuers	—	1,325,782,244	198,449,864	468,276,265
Futures contracts	(7,921,154)	—	(197,030)	—
Swap contracts	—	—	19,340	—
Foreign currency, forward contracts and foreign currency related transactions	125,032	—	(7,114,514)	—

Net change in unrealized appreciation (depreciation)	29,019,238	1,325,782,244	451,920,797	468,278,212

Net realized and unrealized gain (loss)	(10,001,919)	1,479,202,709	497,088,439	305,253,412

Net increase (decrease) in net assets resulting from operations	$(5,469,325)	$1,699,604,556	$602,138,423	$363,535,198

(a) Withholding tax:	$294,433	$—	$4,937,036	$—
(b) Foreign capital gains tax on net realized gain (loss):	$5,370	$—	$17,838	$—
(c) Foreign capital gains tax on change in net unrealized appreciation (depreciation):	$5,487	$—	$551,073	$—

See accompanying notes to the financial statements.	103

GMO Trust Funds

Statements of Operations — Year Ended February 28, 2017 — (Continued)

	Global Developed Equity Allocation Fund	Global Equity Allocation Fund	Consolidated Implementation Fund	International Developed Equity Allocation Fund
Investment Income:
Dividends from unaffiliated issuers (Net of withholding tax)(a)	$—	$—	$217,164,966	$—
Dividends from affiliated issuers (Note 10)	33,392,018	69,331,442	—	27,696,794
Interest	71	178	53,823,324	98

Total investment income	33,392,089	69,331,620	270,988,290	27,696,892

Expenses:
Audit and tax fees	15,328	15,478	265,070	15,055
Custodian, fund accounting agent and transfer agent fees	56,452	63,509	5,652,744	59,341
Dividend expense on short sales	—	—	5,733,725	—
Legal fees	23,375	53,554	448,818	17,542
Registration fees	1,309	4,377	—	976
Trustees’ fees and related expenses (Note 5)	20,408	44,703	214,514	15,154
Interest expense (Note 2)	—	—	100,181	—
Miscellaneous	8,000	17,922	214,956	6,438

Total expenses	124,872	199,543	12,630,008	114,506
Fees and expenses reimbursed and/or waived by GMO (Note 5)	(102,335)	(150,219)	(6,211,290)	(97,133)

Net expenses	22,537	49,324	6,418,718	17,373

Net investment income (loss)	33,369,552	69,282,296	264,569,572	27,679,519

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers (net of foreign capital gains tax) (Note 2)(b)	—	—	(101,566,826)	—
Investments in affiliated issuers	(85,112,303)	(323,061,248)	—	(23,893,115)
Investments in securities sold short	—	—	(51,670,595)	—
Realized gain distributions from affiliated issuers (Note 10)	27,122,992	48,181,241	—	—
Futures contracts	—	—	(1,780,766)	—
Written options	—	—	(21,056,748)	—
Swap contracts	—	—	90,658,897	—
Foreign currency, forward contracts and foreign currency related transactions	—	—	42,626,914	—

Net realized gain (loss)	(57,989,311)	(274,880,007)	(42,789,124)	(23,893,115)

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers (net of foreign capital gains tax) (Note 2)(c)	—	—	1,439,709,540	—
Investments in affiliated issuers	255,753,023	729,023,158	—	142,706,231
Investments in securities sold short	—	—	(17,719,646)	—
Futures contracts	—	—	52,234	—
Written options	—	—	33,109,386	—
Swap contracts	—	—	(114,819,306)	—
Foreign currency, forward contracts and foreign currency related transactions	—	—	(25,535,201)	—

Net change in unrealized appreciation (depreciation)	255,753,023	729,023,158	1,314,797,007	142,706,231

Net realized and unrealized gain (loss)	197,763,712	454,143,151	1,272,007,883	118,813,116

Net increase (decrease) in net assets resulting from operations	$231,133,264	$523,425,447	$1,536,577,455	$146,492,635

(a) Withholding tax:	$—	$—	$21,366,835	$—
(b) Foreign capital gains tax on net realized gain (loss):	$—	$—	$(37)	$—
(c) Foreign capital gains tax on change in net unrealized appreciation (depreciation):	$—	$—	$1,341,361	$—

104	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Operations — Year Ended February 28, 2017 — (Continued)

	International Equity Allocation Fund	Consolidated SGM Major Markets Fund	Consolidated Special Opportunities Fund	Strategic Opportunities Allocation Fund
Investment Income:
Dividends from affiliated issuers (Note 10)	$36,356,912	$4,516,688	$—	$52,762,693
Dividends from unaffiliated issuers (Net of withholding tax)(a)	—	98,076	9,985,730	278,371
Interest	83	1,579,705	14,477,632	1,980,897

Total investment income	36,356,995	6,194,469	24,463,362	55,021,961

Expenses:
Management fee (Note 5)	—	11,953,213	11,836,075	—
Shareholder service fee – Class III (Note 5)	—	33,527	—	—
Shareholder service fee – Class IV (Note 5)	—	18,513	—	—
Shareholder service fee – Class VI (Note 5)	—	750,968	591,804	—
Audit and tax fees	15,471	133,165	137,875	63,273
Custodian, fund accounting agent and transfer agent fees	56,410	267,305	392,325	55,178
Legal fees	26,206	110,918	200,728	41,018
Registration fees	5,956	—	276	1,981
Trustees’ fees and related expenses (Note 5)	19,141	23,201	18,680	35,953
Miscellaneous	8,647	45,110	33,549	14,411

Total expenses	131,831	13,335,920	13,211,312	211,814
Fees and expenses reimbursed and/or waived by GMO (Note 5)	(110,746)	(530,271)	—	(172,424)

Net expenses	21,085	12,805,649	13,211,312	39,390

Net investment income (loss)	36,335,910	(6,611,180)	11,252,050	54,982,571

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	—	62,750	11,576,782	9,483,965
Investments in affiliated issuers	(37,280,749)	112,252	1,281,975	(54,806,386)
Realized gain distributions from affiliated issuers (Note 10)	—	544,018	—	23,599,593
Futures contracts	—	12,525,853	(351,959)	—
Written options	—	—	4,618,825	—
Swap contracts	—	—	135,530	—
Foreign currency, forward contracts and foreign currency related transactions	—	35,549,835	(1,504,072)	—

Net realized gain (loss)	(37,280,749)	48,794,708	15,757,081	(21,722,828)

Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	—	(29,460)	111,325,503	(3,098,454)
Investments in affiliated issuers	226,072,718	(313,011)	(64,863)	280,472,910
Futures contracts	—	26,568,559	(1,749,496)	—
Written options	—	—	832,961	—
Swap contracts	—	—	(899,007)	—
Foreign currency, forward contracts and foreign currency related transactions	—	(12,239,975)	798,234	—

Net change in unrealized appreciation (depreciation)	226,072,718	13,986,113	110,243,332	277,374,456

Net realized and unrealized gain (loss)	188,791,969	62,780,821	126,000,413	255,651,628

Net increase (decrease) in net assets resulting from operations	$225,127,879	$56,169,641	$137,252,463	$310,634,199

(a) Withholding tax:	$—	$—	$261,327	$—

See accompanying notes to the financial statements.	105

GMO Trust Funds

Statements of Changes in Net Assets

	Alpha Only Fund		Benchmark-Free Allocation Fund
	Year Ended February 28/29,		Year Ended February 28/29,
	2017	2016	2017	2016*
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$4,532,594	$29,576,303	$220,401,847	$154,045,787
Net realized gain (loss)	(39,021,157)	2,134,877	153,420,465	(56,381,264)
Change in net unrealized appreciation (depreciation)	29,019,238	(70,370,476)	1,325,782,244	(1,488,947,168)
Accumulated deconsolidation impact (Note 2)	—	—	—	(1,054,490,449)

Net increase (decrease) in net assets from operations	(5,469,325)	(38,659,296)	1,699,604,556	(2,445,773,094)

Distributions to shareholders from:
Net investment income
Class III	(226,478)	(615,633)	(80,269,673)	(85,487,336)
Class IV	(7,404,091)	(61,976,715)	(42,073,207)	(48,744,018)
Class MF	—	—	(99,711,857)	(157,879,410)

Total distributions from net investment income	(7,630,569)	(62,592,348)	(222,054,737)	(292,110,764)

Net realized gains
Class III	—	—	—	(44,107,021)
Class IV	—	—	—	(24,797,845)
Class MF	—	—	—	(79,692,381)

Total distributions from net realized gains	—	—	—	(148,597,247)

Net share transactions (Note 9):
Class III	517,480	(18,040,112)	(1,155,147,216)	724,704,303
Class IV	(47,601,802)	(2,946,773,242)	(94,499,738)	(396,090,776)
Class MF	—	—	(2,872,966,238)	(2,706,440,865)

Increase (decrease) in net assets resulting from net share transactions	(47,084,322)	(2,964,813,354)	(4,122,613,192)	(2,377,827,338)

Purchase premiums and redemption fees (Notes 2 and 9):
Class III	—	—	3,463,441	3,249,006
Class IV	—	—	1,691,330	1,652,987
Class MF	—	—	4,522,945	5,469,002

Increase in net assets resulting from purchase premiums and redemption fees	—	—	9,677,716	10,370,995

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	(47,084,322)	(2,964,813,354)	(4,112,935,476)	(2,367,456,343)

Total increase (decrease) in net assets	(60,184,216)	(3,066,064,998)	(2,635,385,657)	(5,253,937,448)

Net assets:
Beginning of period	294,017,628	3,360,082,626	16,405,843,291	21,659,780,739

End of period	$233,833,412	$294,017,628	$13,770,457,634	$16,405,843,291

Accumulated undistributed net investment income	$67,491	$3,453,807	$4,355,144	$—

Distributions in excess of net investment income	$—	$—	$—	$(16,296,369)

*	Amounts are consolidated through July 31, 2015 (Note 2 – Basis of presentation and principles of consolidation).

106	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	Benchmark-Free Fund		Global Asset Allocation Fund
	Year Ended February 28/29,		Year Ended February 28/29,
	2017	2016	2017	2016
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$105,049,984	$144,244,953	$58,281,786	$132,943,879
Net realized gain (loss)	45,167,642	(598,780,463)	(163,024,800)	(26,556,395)
Change in net unrealized appreciation (depreciation)	451,920,797	(88,185,945)	468,278,212	(564,399,527)

Net increase (decrease) in net assets from operations	602,138,423	(542,721,455)	363,535,198	(458,012,043)

Distributions to shareholders from:
Net investment income
Class III	(116,700,824)	(147,265,835)	(62,220,291)	(137,881,813)

Total distributions from net investment income	(116,700,824)	(147,265,835)	(62,220,291)	(137,881,813)

Net realized gains
Class III	—	(143,010,501)	—	(193,655,005)

Total distributions from net realized gains	—	(143,010,501)	—	(193,655,005)

Net share transactions (Note 9):
Class III	(397,485,238)	84,996,794	(1,197,015,061)	(763,046,770)

Increase (decrease) in net assets resulting from net share transactions	(397,485,238)	84,996,794	(1,197,015,061)	(763,046,770)

Purchase premiums and redemption fees (Notes 2 and 9):
Class III	1,188,794	757,147	1,853,433	1,464,987

Increase in net assets resulting from purchase premiums and redemption fees	1,188,794	757,147	1,853,433	1,464,987

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	(396,296,444)	85,753,941	(1,195,161,628)	(761,581,783)

Total increase (decrease) in net assets	89,141,155	(747,243,850)	(893,846,721)	(1,551,130,644)

Net assets:
Beginning of period	4,305,118,379	5,052,362,229	3,317,791,753	4,868,922,397

End of period	$4,394,259,534	$4,305,118,379	$2,423,945,032	$3,317,791,753

Accumulated undistributed net investment income	$12,141,708	$10,334,251	$1,907,347	$3,068,850

See accompanying notes to the financial statements.	107

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	Global Developed Equity Allocation Fund		Global Equity Allocation Fund
	Year Ended February 28/29,		Year Ended February 28/29,
	2017	2016	2017	2016
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$33,369,552	$40,484,945	$69,282,296	$86,029,002
Net realized gain (loss)	(57,989,311)	82,146,162	(274,880,007)	66,387,365
Change in net unrealized appreciation (depreciation)	255,753,023	(373,116,972)	729,023,158	(712,669,060)

Net increase (decrease) in net assets from operations	231,133,264	(250,485,865)	523,425,447	(560,252,693)

Distributions to shareholders from:
Net investment income
Class III	(30,222,114)	(40,963,522)	(68,744,144)	(87,088,321)

Total distributions from net investment income	(30,222,114)	(40,963,522)	(68,744,144)	(87,088,321)

Net realized gains
Class III	(39,709,256)	(137,293,847)	(55,809,080)	(278,611,210)

Total distributions from net realized gains	(39,709,256)	(137,293,847)	(55,809,080)	(278,611,210)

Net share transactions (Note 9):
Class III	(602,267,298)	90,912,790	(1,073,431,102)	4,118,970

Increase (decrease) in net assets resulting from net share transactions	(602,267,298)	90,912,790	(1,073,431,102)	4,118,970

Purchase premiums and redemption fees (Notes 2 and 9):
Class III	549,011	151,021	2,209,585	744,974

Increase in net assets resulting from purchase premiums and redemption fees	549,011	151,021	2,209,585	744,974

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	(601,718,287)	91,063,811	(1,071,221,517)	4,863,944

Total increase (decrease) in net assets	(440,516,393)	(337,679,423)	(672,349,294)	(921,088,280)

Net assets:
Beginning of period	1,432,776,006	1,770,455,429	2,879,167,512	3,800,255,792

End of period	$992,259,613	$1,432,776,006	$2,206,818,218	$2,879,167,512

Accumulated undistributed net investment income	$4,106,980	$960,039	$3,028,905	$2,499,838

108	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	Consolidated Implementation Fund		International Developed Equity Allocation Fund
	Year Ended February 28/29,		Year Ended February 28/29,
	2017	2016	2017	2016
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$264,569,572	$259,945,732	$27,679,519	$34,048,299
Net realized gain (loss)	(42,789,124)	(1,363,176,491)	(23,893,115)	2,634,243
Change in net unrealized appreciation (depreciation)	1,314,797,007	(1,181,832,408)	142,706,231	(276,145,346)

Net increase (decrease) in net assets from operations	1,536,577,455	(2,285,063,167)	146,492,635	(239,462,804)

Distributions to shareholders from:
Net investment income
Core Class	(218,046,347)	—	—	—
Class III	—	—	(27,805,230)	(34,075,093)

Total distributions from net investment income	(218,046,347)	—	(27,805,230)	(34,075,093)

Net share transactions (Note 9):
Core Class	(3,756,011,512)	13,998,781	—	—
Class III	—	—	(460,198,898)	35,666,797

Increase (decrease) in net assets resulting from net share transactions	(3,756,011,512)	13,998,781	(460,198,898)	35,666,797

Purchase premiums and redemption fees (Notes 2 and 9):
Core Class	8,960,910	10,401,407	—	—
Class III	—	—	480,788	200,552

Increase in net assets resulting from purchase premiums and redemption fees	8,960,910	10,401,407	480,788	200,552

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	(3,747,050,602)	24,400,188	(459,718,110)	35,867,349

Total increase (decrease) in net assets	(2,428,519,494)	(2,260,662,979)	(341,030,705)	(237,670,548)

Net assets:
Beginning of period	13,655,203,347	15,915,866,326	942,822,937	1,180,493,485

End of period	$11,226,683,853	$13,655,203,347	$601,792,232	$942,822,937

Accumulated undistributed net investment income	$13,863,806	$—	$54,847	$180,558

Distributions in excess of net investment income	$—	$(28,509,981)	$—	$—

See accompanying notes to the financial statements.	109

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	International Equity Allocation Fund		Consolidated SGM Major Markets Fund
	Year Ended February 28/29,		Year Ended February 28/29,
	2017	2016	2017	2016
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$36,335,910	$41,758,274	$(6,611,180)	$(10,628,660)
Net realized gain (loss)	(37,280,749)	(8,872,666)	48,794,708	(6,534,870)
Change in net unrealized appreciation (depreciation)	226,072,718	(351,588,187)	13,986,113	(7,724,502)

Net increase (decrease) in net assets from operations	225,127,879	(318,702,579)	56,169,641	(24,888,032)

Distributions to shareholders from:
Net investment income
Class III	(35,103,258)	(41,811,574)	(338,003)	—
Class IV	—	—	(1,340,200)	—
Class VI	—	—	(47,180,108)	—

Total distributions from net investment income	(35,103,258)	(41,811,574)	(48,858,311)	—

Net realized gains
Class III	—	(58,512,714)	(214,673)	—
Class IV	—	—	(1,979,745)	—
Class VI	—	—	(52,825,200)	—

Total distributions from net realized gains	—	(58,512,714)	(55,019,618)	—

Net share transactions (Note 9):
Class III	(239,862,091)	(41,855,340)	(18,796,751)	(1,442,809,396)
Class IV	—	—	58,957,014	—
Class VI	—	—	193,889,925	1,289,299,894

Increase (decrease) in net assets resulting from net share transactions	(239,862,091)	(41,855,340)	234,050,188	(153,509,502)

Purchase premiums and redemption fees (Notes 2 and 9):
Class III	841,053	642,512	—	—

Increase in net assets resulting from purchase premiums and redemption fees	841,053	642,512	—	—

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	(239,021,038)	(41,212,828)	234,050,188	(153,509,502)

Total increase (decrease) in net assets	(48,996,417)	(460,239,695)	186,341,900	(178,397,534)

Net assets:
Beginning of period	1,134,799,601	1,595,039,296	1,321,045,081	1,499,442,615

End of period	$1,085,803,184	$1,134,799,601	$1,507,386,981	$1,321,045,081

Accumulated undistributed net investment income	$1,964,006	$731,354	$—	$—

Distributions in excess of net investment income	$—	$—	$(30,076,100)	$(4,096,311)

110	See accompanying notes to the financial statements.

GMO Trust Funds

Statements of Changes in Net Assets — (Continued)

	Consolidated Special Opportunities Fund		Strategic Opportunities Allocation Fund
	Year Ended February 28/29,		Year Ended February 28/29,
	2017	2016	2017	2016
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$11,252,050	$6,735,991	$54,982,571	$85,266,872
Net realized gain (loss)	15,757,081	40,207,442	(21,722,828)	1,485,381
Change in net unrealized appreciation (depreciation)	110,243,332	(72,176,731)	277,374,456	(394,050,705)

Net increase (decrease) in net assets from operations	137,252,463	(25,233,298)	310,634,199	(307,298,452)

Distributions to shareholders from:
Net investment income
Class III	—	—	(54,767,504)	(86,263,190)
Class VI	(16,240,542)	(8,063,110)	—	—

Total distributions from net investment income	(16,240,542)	(8,063,110)	(54,767,504)	(86,263,190)

Net realized gains
Class III	—	—	(1,162,716)	(106,172,024)
Class VI	(20,678,991)	(9,220,808)	—	—

Total distributions from net realized gains	(20,678,991)	(9,220,808)	(1,162,716)	(106,172,024)

Net share transactions (Note 9):
Class III	—	—	(206,111,527)	17,977,573
Class VI	(247,683,492)	334,243,331	—	—

Increase (decrease) in net assets resulting from net share transactions	(247,683,492)	334,243,331	(206,111,527)	17,977,573

Purchase premiums and redemption fees (Notes 2 and 9):
Class III	—	—	491,456	478,138
Class VI	1,434,047	3,145,391	—	—

Increase in net assets resulting from purchase premiums and redemption fees	1,434,047	3,145,391	491,456	478,138

Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	(246,249,445)	337,388,722	(205,620,071)	18,455,711

Total increase (decrease) in net assets	(145,916,515)	294,871,506	49,083,908	(481,277,955)

Net assets:
Beginning of period	1,138,735,453	843,863,947	1,967,915,588	2,449,193,543

End of period	$992,818,938	$1,138,735,453	$2,016,999,496	$1,967,915,588

Accumulated undistributed net investment income	$—	$1,905,575	$1,595,492	$1,238,648

Distributions in excess of net investment income	$(1,169,260)	$—	$—	$—

See accompanying notes to the financial statements.	111

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

ALPHA ONLY FUND

	Class III Shares									Class IV Shares
	Year Ended February 28/29,									Year Ended February 28/29,
	2017		2016		2015	2014		2013		2017		2016		2015	2014		2013
Net asset value, beginning of period	$22.04		$22.93		$23.98	$24.22		$24.13		$22.05		$22.95		$23.99	$24.24		$24.14

Income (loss) from investment operations:
Net investment income (loss)†	0.35		0.37		0.34	0.53	(a)	0.51	(a)	0.37		0.39		0.35	0.58	(a)	0.60	(a)
Net realized and unrealized gain (loss)	(0.80)		(0.40)		(0.96)	(0.76)		(0.35)		(0.81)		(0.41)		(0.95)	(0.80)		(0.42)

Total from investment operations	(0.45)		(0.03)		(0.62)	(0.23)		0.16		(0.44)		(0.02)		(0.60)	(0.22)		0.18

Less distributions to shareholders:
From net investment income	(0.63)		(0.86)		(0.43)	(0.01)		(0.07)		(0.64)		(0.88)		(0.44)	(0.03)		(0.08)

Total distributions	(0.63)		(0.86)		(0.43)	(0.01)		(0.07)		(0.64)		(0.88)		(0.44)	(0.03)		(0.08)

Net asset value, end of period	$20.96		$22.04		$22.93	$23.98		$24.22		$20.97		$22.05		$22.95	$23.99		$24.24

Total Return(b)	(2.02)%		(0.06)%		(2.60)%	(0.94)%		0.67%		(1.98)%		(0.03)%		(2.51)%	(0.93)%		0.73%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$7,852		$7,712		$26,695	$35,392		$51,886		$225,982		$286,305		$3,333,388	$3,523,518		$3,389,131
Net expenses to average daily net assets	0.68	%(c)	0.66	%(c)	0.65%	0.30	%(c)(d)	0.23	%(c)(d)	0.62	%(c)	0.60	%(c)	0.60%	0.26	%(c)(d)	0.18	%(c)(d)
Net investment income (loss) to average daily net assets	1.62	%(a)	1.66	%(a)	1.44%	2.19	%(a)	2.10	%(a)	1.69	%(a)	1.76	%(a)	1.46%	2.42	%(a)	2.47	%(a)
Portfolio turnover rate	22	%(e)	85%		123%	66%		104%		22	%(e)	85%		123%	66%		104%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.20%		0.06%		0.04%	0.37	%(f)	0.44	%(f)	0.20%		0.05%		0.04%	0.36	%(f)	0.44	%(f)

(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests, if any.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	The net expense ratio does not include the effect of expense reductions (Note 2).
(e)	The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during the year ended February 28, 2017, including transactions in USTF, was 80% of the average value of its portfolio.
(f)	Ratios include indirect fees waived or borne by the Fund.
†	Calculated using average shares outstanding throughout the period.

112	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

BENCHMARK-FREE ALLOCATION FUND

	Class III Shares								Class IV Shares
	Year Ended February 28/29,								Year Ended February 28/29,
	2017	2016(a)		2015(b)	2014(b)		2013(b)		2017	2016(a)		2015(b)	2014(b)		2013(b)(c)
Net asset value, beginning of period	$23.46	$27.04		$27.07	$25.77		$24.03		$23.46	$27.03		$27.06	$25.75		$24.91

Income (loss) from investment operations:
Net investment income (loss)(e)†	0.37	0.19		0.38	0.48		0.30		0.40	0.20		0.36	0.46		0.03
Net realized and unrealized gain (loss)	2.35	(3.26)		0.86	1.57		1.62		2.33	(3.26)		0.89	1.61		0.96

Total from investment operations	2.72	(3.07)		1.24	2.05		1.92		2.73	(3.06)		1.25	2.07		0.99

Less distributions to shareholders:
From net investment income	(0.40)	(0.34)		(0.52)	(0.39)		(0.18)		(0.41)	(0.34)		(0.53)	(0.40)		(0.15)
From net realized gains	—	(0.17)		(0.75)	(0.36)		—		—	(0.17)		(0.75)	(0.36)		—

Total distributions	(0.40)	(0.51)		(1.27)	(0.75)		(0.18)		(0.41)	(0.51)		(1.28)	(0.76)		(0.15)

Net asset value, end of period	$25.78	$23.46		$27.04	$27.07		$25.77		$25.78	$23.46		$27.03	$27.06		$25.75

Total Return(f)	11.66%	(11.51)%		4.71%	8.03%		8.03%		11.71%	(11.46)%		4.75%	8.12%		3.99	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$5,248,863	$5,872,663		$6,040,891	$3,109,509		$970,749		$2,663,418	$2,508,115		$3,363,711	$2,511,906		$705,982
Net operating expenses to average daily net assets(g)	0.65%	0.66%		0.64%	0.59	%(i)	0.54	%(i)	0.60%	0.61%		0.59%	0.54	%(i)	0.48	%(i)*
Interest and/or dividend expenses to average daily net assets(j)	—	0.02%		0.05%	—		—		—	0.02%		0.05%	—		—
Total net expenses to average daily net assets(g)	0.65%	0.68%		0.69%	0.59%		0.54%		0.60%	0.63%		0.64%	0.54%		0.48	%*
Net investment income (loss) to average daily net assets(e)	1.46%	0.73%		1.41%	1.79%		1.23%		1.61%	0.80%		1.32%	1.73%		0.60	%*
Portfolio turnover rate	7%	53	%(k)	84%	52%		42%		7%	53	%(k)	84%	52%		42	%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:(l)	0.15%	0.16%		0.20%	0.27%		0.41%		0.15%	0.16%		0.20%	0.27%		0.40	%*
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.02	$0.01		$0.01	$0.03		$0.07		$0.02	$0.01		$0.01	$0.03		$0.01

	Class MF Shares
	Year Ended February 28/29,
	2017		2016(a)		2015(b)		2014(b)		2013(b)(d)
Net asset value, beginning of period	$23.47		$27.04		$27.07		$25.76		$24.10

Income (loss) from investment operations:
Net investment income (loss)(e)†	0.35		0.19		0.37		0.49		0.33
Net realized and unrealized gain (loss)	2.39		(3.24)		0.88		1.58		1.52

Total from investment operations	2.74		(3.05)		1.25		2.07		1.85

Less distributions to shareholders:
From net investment income	(0.41)		(0.35)		(0.53)		(0.40)		(0.19)
From net realized gains	—		(0.17)		(0.75)		(0.36)		—

Total distributions	(0.41)		(0.52)		(1.28)		(0.76)		(0.19)

Net asset value, end of period	$25.80		$23.47		$27.04		$27.07		$25.76

Total Return(f)	11.76%		(11.45)%		4.78%		8.11%		7.71%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$5,858,177		$8,025,066		$12,255,179		$9,103,523		$2,947,886
Net operating expenses to average daily net assets(g)	0.60	%(h)	0.58	%(h)	0.55	%(h)	0.53	%(i)	0.49	%(i)
Interest and/or dividend expenses to average daily net assets(j)	—		0.02%		0.05%		—		—
Total net expenses to average daily net assets(g)	0.60	%(h)	0.60	%(h)	0.60	%(h)	0.53%		0.49%
Net investment income (loss) to average daily net assets(e)	1.38%		0.77%		1.37%		1.83%		1.34%
Portfolio turnover rate	7%		53	%(k)	84%		52%		42%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:(l)	0.16%		0.19%		0.23%		0.27%		0.41%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.02		$0.01		$0.01		$0.03		$0.06
(a)	The amounts shown, where applicable, are consolidated through the period ended July 31, 2015 (Note 2 – Basis of presentation and principles of consolidation).
(b)	Consolidated financial highlights (Note 2 – Basis of presentation and principles of consolidation).
(c)	Period from December 11, 2012 (commencement of operations) through February 28, 2013.
(d)	Period from March 1, 2012 (commencement of operations) through February 28, 2013.
(e)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests, if any.
(f)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(g)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(h)	Class MF net expenses include a supplemental support fee reduction (Note 5).
(i)	The net expense ratio does not include the effect of expense reductions (Note 2).
(j)	Interest and dividend expense incurred as a result of entering into reverse repurchase agreements, securities sold short and/or cleared swap contracts, if any, is included in the Fund’s net expenses.
(k)	Had the Fund not been consolidated for the year ended February 29, 2016, the portfolio turnover would have been 23%.
(l)	Ratios include indirect fees waived or borne by GMO.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

See accompanying notes to the financial statements.	113

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout the period)

BENCHMARK-FREE FUND

	Class III Shares
	Year Ended February 28/29,
	2017		2016		2015		2014		2013
Net asset value, beginning of period	$17.00		$20.30		$22.09		$21.33		$20.76

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.43		0.58		0.61		0.59		0.52
Net realized and unrealized gain (loss)	2.01		(2.70)		0.61		1.45		1.34

Total from investment operations	2.44		(2.12)		1.22		2.04		1.86

Less distributions to shareholders:
From net investment income	(0.49)		(0.60)		(0.79)		(0.74)		(0.68)
From net realized gains	—		(0.58)		(2.22)		(0.54)		(0.61)

Total distributions	(0.49)		(1.18)		(3.01)		(1.28)		(1.29)

Net asset value, end of period	$18.95		$17.00		$20.30		$22.09		$21.33

Total Return(b)	14.52%		(10.82)%		5.76%		9.66%		9.25%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$4,394,260		$4,305,118		$5,052,362		$4,367,658		$3,941,582
Net expenses to average daily net assets(c)	0.01%		0.00	%(d)	0.00	%(d)	0.00	%(d)(e)	0.00	%(d)(e)
Interest and/or dividend expenses to average daily net assets(f)	0.00	%(g)	—		—		—		—
Total net expenses to average net assets(c)	0.01%		0.00	%(d)	0.00	%(d)	0.00	%(d)	0.00	%(d)
Net investment income (loss) to average daily net assets(a)	2.37%		3.09%		2.90%		2.67%		2.51%
Portfolio turnover rate	83	%(h)	101%		60%		51%		31%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.04%		0.01%		0.00	%(i)	0.00	%(i)	0.01%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.00	(j)	$0.00	(j)	$0.00	(j)	$0.00	(j)	$0.00	(i)
(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests, if any.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	Net expenses to average daily net assets were less than 0.01%.
(e)	The net expense ratio does not include the effect of expense reductions (Note 2).
(f)	Interest and dividend expense incurred as a result of entering into reverse repurchase agreements, securities sold short and/or cleared swap contracts, if any, is included in the Fund’s net expenses.
(g)	Ratio is less than 0.01%.
(h)	The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during the year ended February 28, 2017, including transactions in USTF, was 86% of the average value of its portfolio.
(i)	Fees and expenses reimbursed by GMO were less than 0.01%.
(j)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

114	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

GLOBAL ASSET ALLOCATION FUND

	Class III Shares
	Year Ended February 28/29,
	2017(a)		2016(a)	2015(a)	2014(a)		2013(a)
Net asset value, beginning of period	$27.60		$33.81	$35.40	$32.70		$31.20

Income (loss) from investment operations:
Net investment income (loss)(b)†	0.61		1.02	0.96	0.81		0.87
Net realized and unrealized gain (loss)	3.00		(4.53)	0.60	2.73		1.50

Total from investment operations	3.61		(3.51)	1.56	3.54		2.37

Less distributions to shareholders:
From net investment income	(0.73)		(1.14)	(1.29)	(0.84)		(0.87)
From net realized gains	—		(1.56)	(1.86)	—		—

Total distributions	(0.73)		(2.70)	(3.15)	(0.84)		(0.87)

Net asset value, end of period	$30.48		$27.60	$33.81	$35.40		$32.70

Total Return(c)	13.21%		(10.98)%	4.55%	10.88%		7.65%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,423,945		$3,317,792	$4,868,922	$5,362,913		$4,764,133
Net expenses to average daily net assets(d)(e)	0.00%		0.00%	0.00%	0.00	%(f)	0.00	%(f)
Net investment income (loss) to average daily net assets(b)	2.06%		3.33%	2.75%	2.33%		2.70%
Portfolio turnover rate	19	%(g)	20%	38%	46%		29%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.01%		0.01%	0.01%	0.01%		0.01%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.02		$0.01	$0.01	$0.01		$0.01
(a)	Per share amounts were adjusted to reflect a 1:3 reverse stock split effective July 15, 2016.
(b)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests, if any.
(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(e)	Net expenses to average daily net assets were less than 0.01%.
(f)	The net expense ratio does not include the effect of expense reductions (Note 2).
(g)	The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during the year ended February 28, 2017, including transactions in USTF, was 18% of the average value of its portfolio.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	115

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

GLOBAL DEVELOPED EQUITY ALLOCATION FUND

	Class III Shares
	Year Ended February 28/29,
	2017	2016	2015	2014		2013
Net asset value, beginning of period	$17.40	$22.84	$25.00	$21.13		$19.49

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.52	0.51	0.80	0.61		0.57
Net realized and unrealized gain (loss)	2.87	(3.64)	0.02 (b)	3.96		1.73

Total from investment operations	3.39	(3.13)	0.82	4.57		2.30

Less distributions to shareholders:
From net investment income	(0.55)	(0.52)	(0.82)	(0.70)		(0.66)
From net realized gains	(0.64)	(1.79)	(2.16)	—		—

Total distributions	(1.19)	(2.31)	(2.98)	(0.70)		(0.66)

Net asset value, end of period	$19.60	$17.40	$22.84	$25.00		$21.13

Total Return(c)	20.03%	(14.81)%	3.32%	21.68%		11.95%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$992,260	$1,432,776	$1,770,455	$1,591,060		$1,531,772
Net expenses to average daily net assets(d)(e)	0.00%	0.00%	0.00%	0.00	%(f)	0.00	%(f)
Net investment income (loss) to average daily net assets(a)	2.78%	2.49%	3.34%	2.62%		2.86%
Portfolio turnover rate	29%	14%	16%	36%		31%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.01%	0.01%	0.01%	0.01%		0.01%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.01	$0.00 (g)	$0.00 (g)	—		—
(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests, if any.
(b)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(e)	Net expenses to average daily net assets were less than 0.01%.
(f)	The net expense ratio does not include the effect of expense reductions (Note 2).
(g)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

116	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

GLOBAL EQUITY ALLOCATION FUND

	Class III Shares
	Year Ended February 28/29,
	2017(a)	2016(a)	2015(a)		2014(a)		2013(a)
Net asset value, beginning of period	$19.71	$26.22	$28.29		$25.80		$25.47

Income (loss) from investment operations:
Net investment income (loss)(b)†	0.57	0.60	0.96		0.84		0.75
Net realized and unrealized gain (loss)	3.67	(4.47)	(0.03	)(c)	3.63		1.71

Total from investment operations	4.24	(3.87)	0.93		4.47		2.46

Less distributions to shareholders:
From net investment income	(0.70)	(0.60)	(0.90)		(0.87)		(0.78)
From net realized gains	(0.41)	(2.04)	(2.10)		(1.11)		(1.35)

Total distributions	(1.11)	(2.64)	(3.00)		(1.98)		(2.13)

Net asset value, end of period	$22.84	$19.71	$26.22		$28.29		$25.80

Total Return(d)	21.93%	(15.96)%	3.37%		17.60%		10.01%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,206,818	$2,879,168	$3,800,256		$2,948,319		$2,220,674
Net expenses to average daily net assets(f)(g)	0.00%	0.00%	0.00%		0.00	%(e)	0.00	%(e)
Net investment income (loss) to average daily net assets(b)	2.63%	2.58%	3.54%		3.02%		2.90%
Portfolio turnover rate	27%	15%	21%		51%		24%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.01%	0.01%	0.01%		0.01%		0.01%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.02	$0.01	$0.01		$0.01		$0.01
(a)	Per share amounts were adjusted to reflect a 1:3 reverse stock split effective July 15, 2016.
(b)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests, if any.
(c)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
(d)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(e)	The net expense ratio does not include the effect of expense reductions (Note 2).
(f)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(g)	Net expenses to average daily net assets were less than 0.01%.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	117

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

CONSOLIDATED IMPLEMENTATION FUND

	Core Shares
	Year Ended February 28/29,					Period from March 1, 2012 (commencement of operations) through February 28, 2013
	2017	2016	2015	2014
Net asset value, beginning of period	$11.80	$13.59	$12.71	$11.30		$10.00

Income (loss) from investment operations:
Net investment income (loss)†	0.27	0.21	0.25	0.32		0.24
Net realized and unrealized gain (loss)	1.24	(2.00)	0.63	1.09		1.06

Total from investment operations	1.51	(1.79)	0.88	1.41		1.30

Less distributions to shareholders:
From net investment income	(0.25)	—	—	—		—

Total distributions	(0.25)	—	—	—		—

Net asset value, end of period	$13.06	$11.80	$13.59	$12.71		$11.30

Total Return(a)	12.88%	(13.17)%	6.92%	12.48%		13.00%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$11,226,684	$13,655,203	$15,915,866	$10,160,905		$2,471,328
Net operating expenses to average daily net assets(b)	0.00%	0.00%	0.00%	0.00	%(c)	0.00%
Interest and/or dividend expenses to average daily net assets(d)	0.05%	0.07%	0.07%	—		—
Total net expenses to average daily net assets	0.05%	0.07%	0.07%	0.00%		0.00%
Net investment income (loss) to average daily net assets	2.11%	1.62%	1.89%	2.61%		2.21%
Portfolio turnover rate	142%	127%	115%	65%		66%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.05%	0.05%	0.04%	0.08%		0.23%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.01	$0.01	—	—		—
(a)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(b)	Ratio is less than 0.01%.
(c)	The net expense ratio does not include the effect of expense reductions (Note 2).
(d)	Interest expense and dividend expense incurred as a result of entering into repurchase agreements, securities sold short and/or margin on cleared swap contracts, if any, is included in the Fund’s net expenses. Income earned on investing proceeds from reverse repurchase agreements, if any, is included in interest income.
†	Calculated using average shares outstanding throughout the period.

118	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

INTERNATIONAL DEVELOPED EQUITY ALLOCATION FUND

	Class III Shares
	Year Ended February 28/29,
	2017	2016	2015	2014		2013
Net asset value, beginning of period	$13.05	$16.88	$17.99	$14.86		$13.87

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.45	0.48	0.74	0.54		0.50
Net realized and unrealized gain (loss)	1.79	(3.83)	(1.11)	3.16		0.97

Total from investment operations	2.24	(3.35)	(0.37)	3.70		1.47

Less distributions to shareholders:
From net investment income	(0.57)	(0.48)	(0.74)	(0.57)		(0.48)

Total distributions	(0.57)	(0.48)	(0.74)	(0.57)		(0.48)

Net asset value, end of period	$14.72	$13.05	$16.88	$17.99		$14.86

Total Return(b)	17.37%	(20.09)%	(1.86)%	25.02%		10.71%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$601,792	$942,823	$1,180,493	$1,150,492		$966,794
Net expenses to average daily net assets(c)(d)	0.00%	0.00%	0.00%	0.00	%(e)	0.00	%(e)
Net investment income (loss) to average daily net assets(a)	3.14%	3.07%	4.24%	3.28%		3.59%
Portfolio turnover rate	10%	14%	7%	52%		17%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.01%	0.01%	0.01%	0.01%		0.01%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.01	$0.00 (f)	$0.00 (f)	—		—
(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests, if any.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	Net expenses to average daily net assets were less than 0.01%.
(e)	The net expense ratio does not include the effect of expense reductions (Note 2).
(f)	Purchase premiums and redemption fees were less than $0.01 per share.
†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	119

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

INTERNATIONAL EQUITY ALLOCATION FUND

	Class III Shares
	Year Ended February 28/29,
	2017(a)	2016(a)	2015(a)	2014(a)		2013(a)
Net asset value, beginning of period	$23.40	$31.71	$34.11	$31.29		$29.94

Income (loss) from investment operations:
Net investment income (loss)(b)†	0.84	0.84	1.32	1.05		0.96
Net realized and unrealized gain (loss)	4.15	(7.11)	(1.83)	3.96		1.35

Total from investment operations	4.99	(6.27)	(0.51)	5.01		2.31

Less distributions to shareholders:
From net investment income	(0.90)	(0.87)	(1.35)	(1.02)		(0.96)
From net realized gains	—	(1.17)	(0.54)	(1.17)		—

Total distributions	(0.90)	(2.04)	(1.89)	(2.19)		(0.96)

Net asset value, end of period	$27.49	$23.40	$31.71	$34.11		$31.29

Total Return(c)	21.57%	(20.70)%	(1.30)%	16.22%		7.79%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,085,803	$1,134,800	$1,595,039	$1,790,318		$1,385,150
Net expenses to average daily net assets(d)(e)	0.00%	0.00%	0.00%	0.00	%(f)	0.00	%(f)
Net investment income (loss) to average daily net assets(b)	3.20%	2.92%	3.94%	3.15%		3.26%
Portfolio turnover rate	7%	14%	18%	40%		21%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.01%	0.01%	0.01%	0.01%		0.01%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.02	$0.01	$0.01	$0.02		$0.02
(a)	Per share amounts were adjusted to reflect a 1:3 reverse stock split effective July 15, 2016.
(b)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests, if any.
(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(e)	Net expenses to average daily net assets were less than 0.01%.
(f)	The net expense ratio does not include the effect of expense reductions (Note 2).

†	Calculated using average shares outstanding throughout the period.

120	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

CONSOLIDATED SGM MAJOR MARKETS FUND

	Class III Shares							Class IV Shares
	Year Ended February 28/29,							Period from October 26, 2016 (commencement of operations) through February 28, 2017
	2017		2016	2015	2014	2013
Net asset value, beginning of period	$33.25		$33.80	$32.18	$30.47	$30.05		$35.27

Income (loss) from investment operations:
Net investment income (loss)(a)†	(0.21)		(0.26)	(0.25)	(0.22)	(0.18)		(0.05)
Net realized and unrealized gain (loss)	1.87		(0.29)	1.87 (b)	1.93	0.60		(0.62)

Total from investment operations	1.66		(0.55)	1.62	1.71	0.42		(0.67)

Less distributions to shareholders:
From net investment income	(1.01)		—	—	—	—		(0.82)
From net realized gains	(1.22)		—	—	—	—		(1.22)

Total distributions	(2.23)		—	—	—	—		(2.04)

Net asset value, end of period	$32.68		$33.25	$33.80	$32.18	$30.47		$32.56

Total Return(c)	5.12%		(1.63)%	5.03%	5.61%	1.40%		(1.79	)%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$6,117		$24,020	$1,499,443	$1,662,189	$959,752		$54,825
Net expenses to average daily net assets(d)	1.00%		0.85%	0.80%	0.75%	0.75	%(e)	0.95	%*
Net investment income (loss) to average daily net assets(a)	(0.61)%		(0.79)%	(0.76)%	(0.70)%	(0.61)%		(0.41	)%*
Portfolio turnover rate	15	%(f)	29%	45%	97%	17%		15	%(f)**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.04%		0.03%	0.08%	0.13%	0.17%		0.05	%*

	Class VI Shares
	Year Ended February 28, 2017		Period from December 1, 2015 (commencement of operations) through February 29, 2016

Net asset value, beginning of period	$33.26		$33.07

Income (loss) from investment operations:
Net investment income (loss)(a)†	(0.16)		(0.05)
Net realized and unrealized gain (loss)	1.85		0.24

Total from investment operations	1.69		0.19

Less distributions to shareholders:
From net investment income	(1.16)		—
From net realized gains	(1.22)		—

Total distributions	(2.38)		—

Net asset value, end of period	$32.57		$33.26

Total Return(c)	5.22%		0.57	%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$1,446,445		$1,297,025
Net expenses to average daily net assets(d)	0.91%		0.91	%*
Net investment income (loss) to average daily net assets(a)	(0.47)%		(0.59	)%*
Portfolio turnover rate	15	%(f)	29	%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.04%		0.13%
(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests, if any.
(b)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
(c)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(d)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(e)	The net expense ratio does not include the effect of expense reductions (Note 2).
(f)	The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during the year ended February 28, 2017, including transactions in USTF, was 47% of the average value of its portfolio.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.

**	Not annualized.

See accompanying notes to the financial statements.	121

GMO Trust Funds

Consolidated Financial Highlights

(For a share outstanding throughout each period)

CONSOLIDATED SPECIAL OPPORTUNITIES FUND

	Class VI Shares
	Year Ended February 28/29,		Period from July 28, 2014 (commencement of operations) through February 28, 2015
	2017	2016
Net asset value, beginning of period	$18.65	$19.81	$20.00

Income (loss) from investment operations:
Net investment income (loss)†	0.21	0.16	(0.03)
Net realized and unrealized gain (loss)	2.23	(0.85)	(0.15	)(a)

Total from investment operations	2.44	(0.69)	(0.18)

Less distributions to shareholders:
From net investment income	(0.32)	(0.21)	(0.01)
From net realized gains	(0.38)	(0.26)	—

Total distributions	(0.70)	(0.47)	(0.01)

Net asset value, end of period	$20.39	$18.65	$19.81

Total Return(b)	13.21%	(3.64)%	(0.89	)%**
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$992,819	$1,138,735	$843,864
Net expenses to average daily net assets	1.23%	1.29%	1.36	%*
Net investment income (loss) to average daily net assets	1.05%	0.80%	(0.25	)%*
Portfolio turnover rate	87%	69%	64	%**
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	—	—	0.02	%*
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.03	$0.07	$0.13
(a)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
†	Calculated using average shares outstanding throughout the period.
*	Annualized.
**	Not annualized.

122	See accompanying notes to the financial statements.

GMO Trust Funds

Financial Highlights

(For a share outstanding throughout each period)

STRATEGIC OPPORTUNITIES ALLOCATION FUND

	Class III Shares
	Year Ended February 28/29,
	2017		2016	2015	2014		2013
Net asset value, beginning of period	$17.43		$21.89	$23.43	$21.47		$21.26

Income (loss) from investment operations:
Net investment income (loss)(a)†	0.51		0.75	0.76	0.68		0.65
Net realized and unrealized gain (loss)	2.36		(3.47)	0.44	2.96		1.57

Total from investment operations	2.87		(2.72)	1.20	3.64		2.22

Less distributions to shareholders:
From net investment income	(0.53)		(0.80)	(0.87)	(0.78)		(0.75)
From net realized gains	(0.01)		(0.94)	(1.87)	(0.90)		(1.26)

Total distributions	(0.54)		(1.74)	(2.74)	(1.68)		(2.01)

Net asset value, end of period	$19.76		$17.43	$21.89	$23.43		$21.47

Total Return(b)	16.60%		(13.00)%	5.36%	17.24%		10.81%
Ratios/Supplemental Data:
Net assets, end of period (000’s)	$2,016,999		$1,967,916	$2,449,194	$2,455,863		$2,168,928
Net expenses to average daily net assets(c)(d)	0.00%		0.00%	0.00%	0.00	%(e)	0.00	%(e)
Net investment income (loss) to average daily net assets(a)	2.69%		3.80%	3.31%	2.99%		3.01%
Portfolio turnover rate	28	%(f)	65%	30%	53%		34%
Fees and expenses reimbursed and/or waived by GMO to average daily net assets:	0.01%		0.01%	0.01%	0.01%		0.01%
Purchase premiums and redemption fees consisted of the following per share amounts (Note 2):†	$0.00	(g)	$0.00 (g)	$0.00 (g)	$0.00	(g)	$0.00	(g)
(a)	Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests, if any.
(b)	The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown, if applicable, and assumes the effect of reinvested distributions, if any. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder purchasing or redeeming Fund shares, if any.
(c)	Net expenses exclude expenses incurred indirectly through investment in the underlying funds (Note 5).
(d)	Net expenses to average daily net assets were less than 0.01%.
(e)	The net expense ratio does not include the effect of expense reductions (Note 2).
(f)	The portfolio turnover rate excludes investments in GMO U.S. Treasury Fund (“USTF”) which is used as a short-term investment vehicle for cash management. The Fund’s portfolio turnover rate during the year ended February 28, 2017, including transactions in USTF, was 39% of the average value of its portfolio.
(g)	Purchase premiums and redemption fees were less than $0.01 per share.

†	Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.	123

GMO Trust Funds

Notes to Financial Statements

February 28, 2017

1.	Organization

Each of Alpha Only Fund, Benchmark-Free Allocation Fund, Benchmark-Free Fund, Global Asset Allocation Fund, Global Developed Equity Allocation Fund, Global Equity Allocation Fund, Implementation Fund, International Developed Equity Allocation Fund, International Equity Allocation Fund, SGM Major Markets Fund, Special Opportunities Fund and Strategic Opportunities Allocation Fund, (each a “Fund” and collectively the “Funds”) is a series of GMO Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust (“Trustees”) to create an unlimited number of series of shares (Funds) and to subdivide Funds into classes. The Funds are advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”).

The Funds may invest in GMO U.S. Treasury Fund and in money market funds unaffiliated with GMO.

Many of the Funds may invest primarily in other GMO Funds and Implementation Fund, Special Opportunities Fund, and SGM Major Markets Fund may also invest in their wholly-owned subsidiaries, GMO Implementation SPC Ltd., GMO Special Opportunities SPC Ltd. and GMO Alternative Asset SPC Ltd., respectively. These GMO Funds and wholly-owned subsidiaries are referenced herein as “underlying funds.” As a result, the Funds are exposed to all of the risks of the underlying funds in which they invest. Several of the underlying funds themselves invest a substantial portion of their assets in other GMO Funds. The financial statements of the underlying funds should be read in conjunction with the Funds’ financial statements.

The following table provides information about the Funds’ principal investment objectives and benchmarks (if any):

Fund Name	Benchmark	Investment Objective
Alpha Only Fund	Citigroup 3-Month Treasury Bill Index	Total return greater than benchmark
Benchmark-Free Allocation Fund	Not Applicable	Positive total return, not “relative” return
Benchmark-Free Fund	Not Applicable	Positive total return
Global Asset Allocation Fund	GMO Global Asset Allocation Index (65% MSCI ACWI, 35% Barclays U.S. Aggregate Index)	Total return greater than benchmark
Global Developed Equity Allocation Fund	MSCI World Index	Total return greater than benchmark
Global Equity Allocation Fund	MSCI ACWI	Total return greater than benchmark
Implementation Fund	Not Applicable	Positive total return, not “relative” return
International Developed Equity Allocation Fund	MSCI EAFE Index	Total return greater than benchmark
International Equity Allocation Fund	MSCI ACWI ex USA	Total return greater than benchmark
SGM Major Markets Fund	Citigroup 3-Month Treasury Bill Index	Long-term total return
Special Opportunities Fund	Not Applicable	Positive total return
Strategic Opportunities Allocation Fund	GMO Strategic Opportunities Allocation Index (75% MSCI World Index (MSCI Standard Index Series), 25% Barclays U.S. Aggregate Index)	Total return greater than benchmark

Alpha Only Fund, Benchmark-Free Fund, Implementation Fund, Special Opportunities Fund and Strategic Opportunities Allocation Fund currently limit subscriptions.

Global Developed Equity Allocation Fund is currently distributed in Switzerland. The distribution of shares in Switzerland will be exclusively made to, and directed at, qualified investors as defined in the Swiss Collective Investment Schemes Act of 23 June 2006, as amended, and its implementing ordinance.

2.	Significant accounting policies

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and have been consistently followed by the Funds in preparing these financial statements. The preparation of financial statements in accordance with U.S. GAAP requires

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. dollars.

Basis of presentation and principles of consolidation: Benchmark-Free Allocation Fund, Implementation Fund, Special Opportunities Fund and SGM Major Markets Fund

Implementation Fund, Special Opportunities Fund and SGM Major Markets Fund include the accounts of their wholly-owned subsidiaries Implementation SPC Ltd., Special Opportunities SPC Ltd. and Alternative Asset SPC Ltd. (each a “wholly-owned subsidiary”), respectively, and the accompanying financial statements have been consolidated for those accounts. The consolidated financial statements include all of the assets and liabilities of each wholly-owned subsidiary. Prior to August 1, 2015, Benchmark-Free Allocation Fund (“BFAF”) included the accounts of its wholly-owned subsidiary, Implementation Fund. Effective August 1, 2015, BFAF was no longer the sole shareholder of Implementation Fund, thus consolidation was no longer required. The accompanying financial statements for BFAF include the accounts of Implementation Fund through July 31, 2015. Accumulated deconsolidation impact shown in BFAF’s Statement of Changes resulted from income and gain/loss related to the deconsolidation of Implementation Fund. All interfund accounts and transactions have been eliminated in consolidation.

Portfolio valuation

Shares of the underlying funds and other open-end registered investment companies are valued at their most recent net asset value. Direct investments held by the Funds and underlying funds are valued as follows: Exchange-traded securities (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event GMO deems the private market to be a more reliable indicator of market value than the exchange). Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. Cleared derivatives are valued using the price quoted (which may be based on a model) by the relevant clearing house. If an updated quote for a cleared derivative is not available by the time that a Fund calculates its net asset value on any business day, then that derivative will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house. Over-the-counter (“OTC”) derivatives are generally valued at the price determined by an industry standard model. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted price. If quotations are not readily available or circumstances make an existing valuation methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in pricing, and in particular fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See the table below for information about securities and derivatives, if any, that were fair valued using methods determined in good faith by or at the direction of the Trustees. The Funds and/or the underlying funds classify such securities as Level 3 (levels defined below). For the year ended February 28, 2017, the Funds did not reduce the value of any of their OTC derivatives contracts, if any, based on the creditworthiness of their counterparties. See Note 4 “Derivative financial instruments” for a further discussion on valuation of derivatives.

The foregoing valuation methodologies are modified for equities that trade in non-U.S. securities markets which close prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equities that underlie futures, options and other derivatives (to the extent the market for those derivatives closes prior to the close of the NYSE). In those cases, the price will generally be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees that are intended to reflect valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Funds, held either directly or through investments in the underlying funds, if any, that were valued using fair value inputs obtained from that independent pricing service as of February 28, 2017. These securities listed on foreign exchanges (including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE)) are classified as Level 2 (levels defined below) in the table below and are described in the disclosures of the underlying funds.

Typically, the Funds and the underlying funds value fixed income securities at the most recent price supplied by a specific relevant pricing source determined by GMO. Although GMO normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. GMO monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Alternative pricing sources are often but not always available for securities held by the Funds and the underlying funds. See the table below for information about securities for which no alternative pricing source was available.

“Quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If a market quotation for a security does not involve a bid or an ask, the “quoted price” may be the price provided by a market participant or other third-party pricing source in accordance with the market practice for that security. If an updated quoted price for a security is not available by the time that a Fund calculates its net asset value on any business day, the Fund will generally use the last quoted price so long as GMO believes that the last quoted price continues to represent that security’s fair value.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

In the case of derivatives, prices determined by a model may reflect an estimate of the average of bid and ask prices, regardless of whether a Fund has a long position or a short position.

As discussed above, certain of the Funds and underlying funds invest in securities and/or derivatives which may have been fair valued using methods determined in good faith by or at the direction of the Trustees, fair valued using inputs obtained from an independent pricing service, or valued using prices for which no alternative pricing source was available. The table below presents securities and/or derivatives on a net basis, based on market values or unrealized appreciation/(depreciation), which will tend to understate the Funds’ exposure. The net aggregate direct and indirect exposure to these valuation methodologies (based on each Fund’s net assets) as of February 28, 2017 is as follows:

Securities and derivatives

Fund Name	Fair valued using methods determined in good faith by or at the direction of the Trustees	Fair valued using inputs obtained from an independent pricing service (Net)	Single source; No alternative pricing source was available
Alpha Only Fund	—	35%	—
Benchmark-Free Allocation Fund	< 1%	30%	2%
Benchmark-Free Fund	< 1%	37%	< 1%
Global Asset Allocation Fund	< 1%	36%	< 1%
Global Developed Equity Allocation Fund	< 1%	56%	—
Global Equity Allocation Fund	< 1%	62%	—
Consolidated Implementation Fund	< 1%	38%	1%
International Developed Equity Allocation Fund	< 1%	96%	—
International Equity Allocation Fund	< 1%	94%	—
Consolidated SGM Major Markets Fund	—	2%	—
Consolidated Special Opportunities Fund	—	12%	—
Strategic Opportunities Allocation Fund	< 1%	46%	< 1%

U.S. GAAP requires the Funds to disclose the fair value of their investments in a three-level hierarchy (Levels 1, 2 and 3). The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Funds’ investments. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the fair value hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to the liquidity of investments, could cause a security to be reclassified between levels.

U.S. GAAP requires additional disclosures about fair value measurements for material Level 3 securities and derivatives, if any (determined by each category of asset or liability as compared to a Fund’s total net assets separately identified in the table below). Other than Funds with investments valued using unadjusted prices supplied by a third-party pricing source (e.g., broker quotes) or as disclosed in the Asset and Liability Valuation Inputs table below, there were no other Funds with classes of investments or derivatives with direct material Level 3 holdings at February 28, 2017.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities; certain U.S. government obligations; derivatives actively traded on a national securities exchange (such as some futures and options); and shares of open-end mutual funds (even if their investments are valued using Level 2 or Level 3 inputs).

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

The types of assets and liabilities categorized in Level 2 generally include certain U.S. government agency securities, mortgage-backed securities, asset-backed securities, certain sovereign debt obligations, and corporate bonds valued using vendor prices or broker quotes; cleared derivatives and certain OTC derivatives such as swaps, options, swaptions, and forward currency contracts valued using industry standard models; certain restricted securities valued at the most recent available market or quoted price; certain securities that are valued at the local price and adjusted by applying a premium or discount when the holdings exceed foreign ownership limitations; and certain foreign equity securities that are adjusted based on inputs from an independent pricing service approved by the Trustees, including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE) to reflect estimated valuation changes through the NYSE close.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The types of assets and liabilities categorized in Level 3 generally include, but are not limited to, certain debt securities (such as asset-backed, mortgage-backed, loans and sovereign debt) and derivatives even though they are valued using broker quotes; certain debt securities and derivatives adjusted by a specified discount for liquidity or other considerations; securities whose trading has been suspended or that have been de-listed from their current primary trading exchange valued at the most recent available market or quoted price; securities in default or bankruptcy proceedings for which there is no current market quotation valued at the most recent available market or quoted price; potential litigation recoveries and interests related to bankruptcy proceedings; third-party investment funds where valuations are provided by fund sponsors and which are adjusted for liquidity considerations as well as the timing of the receipt of information; certain equity securities valued based on the last traded exchange price adjusted for the movement in a relevant index; certain securities that are valued using a price from a comparable security related to the same issuer; and certain recently acquired equity securities that have yet to begin trading that are valued at cost.

The following is a summary of the respective levels assigned to the Funds’ direct securities and derivatives, if any, as of February 28, 2017:

Description	Level 1	Level 2	Level 3		Total
Alpha Only Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$2,574,639	$—		$2,574,639
Austria	—	107,093	—		107,093
Belgium	—	229,592	—		229,592
Brazil	—	1,127,227	—		1,127,227
Chile	—	424,444	—		424,444
China	—	9,108,080	—		9,108,080
Colombia	80,316	—	—		80,316
Czech Republic	—	59,251	—		59,251
Denmark	—	252,863	—		252,863
Egypt	—	55,490	—		55,490
Finland	—	467,812	—		467,812
France	—	4,963,191	—		4,963,191
Germany	—	3,726,488	—		3,726,488
Greece	—	118,289	—		118,289
Hong Kong	—	1,139,043	—		1,139,043
Hungary	—	92,082	—		92,082
India	500,496	2,389,033	—		2,889,529
Indonesia	—	850,752	—		850,752
Ireland	—	22,716	—		22,716
Israel	14,008	196,367	—		210,375
Italy	—	1,089,674	—		1,089,674
Japan	—	8,193,113	—		8,193,113
Malaysia	—	826,546	0	§	826,546
Mexico	1,186,006	—	—		1,186,006
Netherlands	13,590	631,527	—		645,117
New Zealand	—	61,090	—		61,090
Norway	—	249,968	—		249,968

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

Description	Level 1	Level 2	Level 3		Total
Alpha Only Fund (continued)
Asset Valuation Inputs (continued)
Common Stocks (continued)
Peru	$119,210	$—	$—		$119,210
Philippines	—	411,321	—		411,321
Poland	—	427,593	—		427,593
Portugal	—	58,089	—		58,089
Qatar	—	285,975	—		285,975
Russia	80,106	1,115,735	—		1,195,841
Singapore	—	450,478	—		450,478
South Africa	—	2,307,761	—		2,307,761
South Korea	—	4,688,134	—		4,688,134
Spain	—	1,560,816	—		1,560,816
Sweden	—	1,082,432	—		1,082,432
Switzerland	—	4,987,469	—		4,987,469
Taiwan	2,011,909	4,589,338	—		6,601,247
Thailand	—	331,027	—		331,027
Turkey	—	379,855	—		379,855
United Arab Emirates	—	284,826	—		284,826
United Kingdom	—	18,099,428	—		18,099,428
United States	122,019,778	—	—		122,019,778

TOTAL COMMON STOCKS	126,025,419	80,016,647	0	§	206,042,066

Preferred Stocks
Brazil	—	1,776,733	—		1,776,733
Chile	—	8,232	—		8,232
Colombia	59,823	—	—		59,823
Germany	—	204,419	—		204,419
Russia	—	58,691	—		58,691
South Korea	—	230,262	—		230,262

TOTAL PREFERRED STOCKS	59,823	2,278,337	—		2,338,160

Rights/Warrants
Brazil	—	—	1,259		1,259
Malaysia	—	—	1,065		1,065
South Korea	850	—	—		850

TOTAL RIGHTS/WARRANTS	850	—	2,324		3,174

Mutual Funds
United States	10,595,373	—	—		10,595,373

TOTAL MUTUAL FUNDS	10,595,373	—	—		10,595,373

Short-Term Investments	13,464,787	—	—		13,464,787

Total Investments	150,146,252	82,294,984	2,324		232,443,560

Derivatives^
Futures Contracts
Equity Risk	24,455	—	—		24,455

Total	$150,170,707	$82,294,984	$2,324		$232,468,015

Liability Valuation Inputs
Derivatives^
Futures Contracts
Equity Risk	$(8,407,599)	$—	$—		$(8,407,599)

Total Futures Contracts	$(8,407,599)	$—	$—		$(8,407,599)

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

Description	Level 1	Level 2	Level 3	Total
Benchmark-Free Allocation Fund
Asset Valuation Inputs
Mutual Funds	$13,769,982,941	$—	$—	$13,769,982,941
Short-Term Investments	7,055,247	—	—	7,055,247

Total Investments	13,777,038,188	—	—	13,777,038,188

Total	$13,777,038,188	$—	$—	$13,777,038,188

Benchmark-Free Fund
Asset Valuation Inputs
Common Stocks
Australia	—	44,933,846	—	44,933,846
Austria	—	5,888,489	—	5,888,489
Belgium	—	1,848,231	—	1,848,231
Brazil	—	17,659,824	—	17,659,824
Canada	37,339,468	—	—	37,339,468
China	8,053,836	142,881,434	—	150,935,270
Czech Republic	—	1,984,200	—	1,984,200
Denmark	—	354,489	—	354,489
Finland	—	9,649,588	—	9,649,588
France	—	60,775,235	—	60,775,235
Germany	—	64,199,202	—	64,199,202
Greece	—	235,809	—	235,809
Hong Kong	—	30,040,101	—	30,040,101
Hungary	—	1,354,810	—	1,354,810
India	11,303,887	23,411,526	—	34,715,413
Indonesia	—	357,725	—	357,725
Ireland	—	715,597	—	715,597
Israel	7,131,411	8,424,761	—	15,556,172
Italy	—	6,447,255	—	6,447,255
Japan	—	156,907,550	—	156,907,550
Mexico	13,708,859	—	—	13,708,859
Netherlands	2,425,470	25,797,791	—	28,223,261
New Zealand	—	4,162,078	—	4,162,078
Norway	—	11,506,645	—	11,506,645
Poland	—	7,678,433	—	7,678,433
Portugal	—	660,725	—	660,725
Russia	—	21,823,609	—	21,823,609
Singapore	—	6,473,862	—	6,473,862
South Africa	—	50,444,083	—	50,444,083
South Korea	—	81,141,347	—	81,141,347
Spain	—	23,304,937	—	23,304,937
Sweden	—	5,300,631	—	5,300,631
Switzerland	—	34,835,687	—	34,835,687
Taiwan	19,590,830	57,282,194	—	76,873,024
Thailand	—	3,992,092	—	3,992,092
Turkey	—	23,907,426	—	23,907,426
United Kingdom	5,848,680	96,407,634	—	102,256,314
United States	241,039,890	—	—	241,039,890

TOTAL COMMON STOCKS	346,442,331	1,032,788,846	—	1,379,231,177

Mutual Funds
United States	1,575,696,690	—	—	1,575,696,690

TOTAL MUTUAL FUNDS	1,575,696,690	—	—	1,575,696,690

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

Description	Level 1	Level 2	Level 3	Total
Benchmark-Free Fund (continued)
Asset Valuation Inputs (continued)
Preferred Stocks
Brazil	$2,485,196	$41,032,728	$—	$43,517,924
Chile	—	222,406	—	222,406
Germany	—	4,666,413	—	4,666,413
Russia	—	2,955,887	—	2,955,887
South Korea	—	10,787,973	—	10,787,973

TOTAL PREFERRED STOCKS	2,485,196	59,665,407	—	62,150,603

Rights/Warrants
Brazil	—	—	86,276	86,276
India	—	—	41,572	41,572

TOTAL RIGHTS/WARRANTS	—	—	127,848	127,848

Debt Obligations
United States	657,568,236	376,250,226	—	1,033,818,462

TOTAL DEBT OBLIGATIONS	657,568,236	376,250,226	—	1,033,818,462

Short-Term Investments	71,025,634	244,200,958	—	315,226,592

Total Investments	2,653,218,087	1,712,905,437	127,848	4,366,251,372

Total	$2,653,218,087	$1,712,905,437	$127,848	$4,366,251,372

Global Asset Allocation Fund
Asset Valuation Inputs
Mutual Fund	$2,423,693,269	$—	$—	$2,423,693,269
Debt Obligations
Asset-Backed Securities	—	174,843	—	174,843

TOTAL DEBT OBLIGATIONS	—	174,843	—	174,843

Short-Term Investments	288,832	—	—	288,832

Total Investments	2,423,982,101	174,843	—	2,424,156,944

Total	$2,423,982,101	$174,843	$—	$2,424,156,944

Global Developed Equity Allocation Fund
Asset Valuation Inputs
Mutual Funds	$991,966,298	$—	$—	$991,966,298
Short-Term Investments	338,803	—	—	338,803

Total Investments	992,305,101	—	—	992,305,101

Total	$992,305,101	$—	$—	$992,305,101

Global Equity Allocation Fund
Asset Valuation Inputs
Mutual Funds	$2,206,156,571	$—	$—	$2,206,156,571
Short-Term Investments	745,313	—	—	745,313

Total Investments	2,206,901,884	—	—	2,206,901,884

Total	$2,206,901,884	$—	$—	$2,206,901,884

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

Description	Level 1	Level 2	Level 3		Total
Implementation Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$124,576,011	$—		$124,576,011
Austria	—	18,151,634	—		18,151,634
Belgium	—	4,782,150	—		4,782,150
Brazil	—	116,670,053	—		116,670,053
Canada	97,901,263	—	—		97,901,263
Chile	—	1,866,671	—		1,866,671
China	31,000,630	813,450,415	0	§	844,451,045
Czech Republic	—	18,519,729	—		18,519,729
Denmark	—	3,998,374	—		3,998,374
Finland	—	24,849,915	—		24,849,915
France	749,266	170,065,226	—		170,814,492
Germany	—	179,963,076	—		179,963,076
Hong Kong	—	85,742,437	—		85,742,437
Hungary	—	18,455,558	—		18,455,558
India	50,484,542	142,209,152	—		192,693,694
Indonesia	—	3,502,835	—		3,502,835
Ireland	—	1,070,912	—		1,070,912
Israel	20,241,455	21,583,043	—		41,824,498
Italy	—	38,803,497	—		38,803,497
Japan	—	411,680,282	—		411,680,282
Malaysia	—	518,081	—		518,081
Mexico	47,511,642	—	—		47,511,642
Netherlands	83,424,771	58,304,997	—		141,729,768
New Zealand	—	9,398,900	—		9,398,900
Norway	—	27,530,380	—		27,530,380
Poland	—	64,291,309	—		64,291,309
Portugal	—	2,587,106	—		2,587,106
Russia	—	110,246,341	—		110,246,341
Singapore	—	14,615,682	—		14,615,682
South Africa	—	208,853,826	—		208,853,826
South Korea	—	410,003,993	165,612		410,169,605
Spain	27,742,064	55,666,687	—		83,408,751
Sweden	—	9,722,634	15,364,011		25,086,645
Switzerland	40,593,135	109,938,627	—		150,531,762
Taiwan	78,957,380	307,011,261	—		385,968,641
Thailand	—	32,471,544	—		32,471,544
Turkey	—	126,379,177	—		126,379,177
United Kingdom	15,736,504	273,486,858	—		289,223,362
United States	1,198,229,774	—	—		1,198,229,774

TOTAL COMMON STOCKS	1,692,572,426	4,020,968,373	15,529,623		5,729,070,422

Preferred Stocks
Brazil	3,281,319	221,092,682	—		224,374,001
Germany	—	15,783,160	—		15,783,160
South Korea	—	41,318,928	—		41,318,928

TOTAL PREFERRED STOCKS	3,281,319	278,194,770	—		281,476,089

Rights/Warrants
Brazil	—	—	302,934		302,934
India	—	—	232,428		232,428
Singapore	—	—	2,520,800		2,520,800
United States	—	—	4,609,155		4,609,155

TOTAL RIGHTS/WARRANTS	—	—	7,665,317		7,665,317

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

Description	Level 1	Level 2	Level 3	Total
Consolidated Implementation Fund (continued)
Asset Valuation Inputs (continued)
Debt Obligations
Canada	$—	$50,342,254	$—	$50,342,254
Denmark	—	—	28,915,608	28,915,608
France	—	1,381,250	—	1,381,250
Italy	—	2,957,420	—	2,957,420
Japan	—	18,240,776	—	18,240,776
Luxembourg	—	1,332,970	—	1,332,970
Puerto Rico	—	36,930,850	—	36,930,850
United Kingdom	—	30,997,719	—	30,997,719
United States	2,966,602,691	1,088,274,140	54,888,786	4,109,765,617

TOTAL DEBT OBLIGATIONS	2,966,602,691	1,230,457,379	83,804,394	4,280,864,464

Options Purchased	11,446,555	671,408	—	12,117,963
Short-Term Investments	74,900,238	686,132,423	—	761,032,661

Total Investments	4,748,803,229	6,216,424,353	106,999,334	11,072,226,916

Derivatives^
Forward Currency Contracts
Foreign Currency Risk	—	7,738,252	—	7,738,252
Futures Contracts
Interest Rate Risk	134,332	—	—	134,332
Swap Contracts
Credit Risk	—	12,514,978	—	12,514,978
Equity Risk	—	573,066	—	573,066
Interest Rate Risk	—	2,952,937	—	2,952,937

Total	$4,748,937,561	$6,240,203,586	$106,999,334	$11,096,140,481

Liability Valuation Inputs
Common Stocks
Canada	$(2,986,848)	$—	$—	$(2,986,848)
United Kingdom	(34,033,232)	—	—	(34,033,232)
United States	(118,889,169)	—	—	(118,889,169)

Total Common Stocks	(155,909,249)	—	—	(155,909,249)

Exchange-Traded Fund	(11,313,405)	—	—	(11,313,405)
Derivatives^
Forward Currency Contracts
Foreign Currency Risk	—	(8,602,052)	—	(8,602,052)
Futures Contracts
Interest Rate Risk	(77,397)	—	—	(77,397)
Written Options
Equity Risk	(6,833,745)	—	—	(6,833,745)
Swap Contracts
Credit Risk	—	(2,410,662)	—	(2,410,662)
Interest Rate Risk	—	(17,869,637)	—	(17,869,637)

Total	$(174,133,796)	$(28,882,351)	$—	$(203,016,147)

International Developed Equity Allocation Fund
Asset Valuation Inputs
Mutual Funds	$601,644,588	$—	$—	$601,644,588
Short-Term Investments	200,023	—	—	200,023

Total Investments	601,844,611	—	—	601,844,611

Total	$601,844,611	$—	$—	$601,844,611

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

Description	Level 1	Level 2	Level 3	Total
International Equity Allocation Fund
Asset Valuation Inputs
Mutual Funds	$1,085,557,302	$—	$—	$1,085,557,302
Short-Term Investments	289,908	—	—	289,908

Total Investments	1,085,847,210	—	—	1,085,847,210

Total	$1,085,847,210	$—	$—	$1,085,847,210

Consolidated SGM Major Markets Fund
Asset Valuation Inputs
Debt Obligations
U.S. Government	$305,510,880	$—	$—	$305,510,880
U.S. Government Agency	8,996,634	—	—	8,996,634

TOTAL DEBT OBLIGATIONS	314,507,514	—	—	314,507,514

Mutual Funds	834,716,360	—	—	834,716,360
Short-Term Investments	355,449,539	—	—	355,449,539

Total Investments	1,504,673,413	—	—	1,504,673,413

Derivatives^
Forward Currency Contracts
Foreign Currency Risk	—	4,554,205	—	4,554,205
Futures Contracts
Equity Risk	10,553,801	28,751,671	—	39,305,472
Physical Commodity Contract Risk	497,144	—	—	497,144
Interest Rate Risk	377,356	—	—	377,356

Total	$1,516,101,714	$33,305,876	$—	$1,549,407,590

Liability Valuation Inputs
Derivatives^
Forward Currency Contracts
Foreign Currency Risk	$—	$(1,566,533)	$—	$(1,566,533)
Futures Contracts
Equity Risk	(4,147,919)	(777,849)	—	(4,925,768)
Physical Commodity Contract Risk	(3,944,900)	—	—	(3,944,900)
Interest Rate Risk	(5,903,705)	—	—	(5,903,705)

Total	$(13,996,524)	$(2,344,382)	$—	$(16,340,906)

Consolidated Special Opportunities Fund
Asset Valuation Inputs
Common Stocks
Canada	$90,348	$—	$—	$90,348
Germany	—	36,389,148	—	36,389,148
Ireland	4,905,000	—	—	4,905,000
Netherlands	37,733,000	—	—	37,733,000
Romania	—	23,927,036	—	23,927,036
United Kingdom	—	58,503,026	—	58,503,026
United States	561,568,921	—	—	561,568,921

TOTAL COMMON STOCKS	604,297,269	118,819,210	—	723,116,479

Debt Obligations
Jamaica	—	12,842,825	—	12,842,825
United States	—	7,556,250	—	7,556,250

TOTAL DEBT OBLIGATIONS	—	20,399,075	—	20,399,075

Short-Term Investments	254,541,688	—	—	254,541,688

Total Investments	858,838,957	139,218,285	—	998,057,242

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

Description	Level 1	Level 2	Level 3	Total
Consolidated Special Opportunities Fund (continued)
Asset Valuation Inputs (continued)
Derivatives^
Forward Currency Contracts
Foreign Currency Risk	$—	$2,531	$—	$2,531

Total	$858,838,957	$139,220,816	$—	$998,059,773

Liability Valuation Inputs
Derivatives^
Forward Currency Contracts
Foreign Currency Risk	$—	$(11,774)	$—	$(11,774)
Futures Contracts
Physical Commodity Contract Risk	(3,029,447)	—	—	(3,029,447)
Written Options
Equity Risk	(355,700)	(1,440,000)	—	(1,795,700)

Total	$(3,385,147)	$(1,451,774)	$—	$(4,836,921)

Strategic Opportunities Allocation Fund
Asset Valuation Inputs
Mutual Funds	$1,904,440,351	$—	$—	$1,904,440,351
Debt Obligations
Asset-Backed Securities	—	234,656	—	234,656
U.S. Government	—	111,859,668	—	111,859,668

Total Debt Obligations	—	112,094,324	—	112,094,324

Short-Term Investments	274,119	—	—	274,119

Total Investments	1,904,714,470	112,094,324	—	2,016,808,794

Total	$1,904,714,470	$112,094,324	$—	$2,016,808,794

The risks referenced in the tables above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

^	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Funds’ net asset values than the uncertainties surrounding inputs for a non-derivative security with the same market value. Excludes purchased options, if any, which are included in investments.
§	Represents the interest in securities that were determined to have a value of zero at February 28, 2017.

The underlying funds held at year end are classified above as Level 1. For the summary of valuation inputs of the underlying funds, please refer to the underlying funds’ Notes to Financial Statements.

For all Funds for the year ended February 28, 2017, there were no significant transfers between Level 1 and Level 2.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

The following is a reconciliation of securities and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 29, 2016		Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3†		Transfer out of Level 3†	Balances as of February 28, 2017		Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of February 28, 2017
Alpha Only Fund
Common Stocks
China	$13,765		$—	$(12,564)	$—	$(3,663)	$2,462	$—		$—	$0		$—
Rights/Warrants
Brazil	—		0	—	—	—	1,259	—		—	1,259		1,259
Malaysia	—		0	—	—	—	1,065	—		—	1,065		1,065

Total	$13,765		$0	$(12,564)	$—	$(3,663)	$4,786	$—		$—	$2,324		$2,324

Benchmark-Free Fund
Rights/Warrants
Brazil	$—		$0	$—	$—	$—	$86,276	$—		$—	$86,276		$86,276
India	—		0	—	—	—	41,572	—		—	41,572		41,572

Total	$—		$0	$—	$—	$—	$127,848	$—		$—	$127,848		$127,848

Global Asset Allocation Fund
Debt Obligations
Asset-Backed Securities	$500		$—	$—	$1,681	$(55,127)	$52,946	$—		$—	$—		$—

Total	$500		$—	$—	$1,681	$(55,127)	$52,946	$—		$—	$—		$—

Consolidated Implementation Fund
Common Stocks
China	$0	*	$—	$—	$—	$—	$—	$—		$—	$0	*	$—
South Africa	170		—	(170)	—	—	—	—		—	—		—
South Korea	—		—	—	—	—	—	165,612	‡	—	165,612		—
Sweden	—		—	—	—	—	—	15,364,011	‡	—	15,364,011		—
United Kingdom	7,478,801		—	(7,996,799)	—	(2,189,612)	2,707,610	—		—	—		—
Rights/Warrants
Brazil	—		—	—	—	—	302,934	—		—	302,934		302,934
India	—		—	—	—	—	232,428	—		—	232,428		232,428
Singapore	—		2,470,384	—	—	—	50,416	—		—	2,520,800		50,416
United States	911,920		—	—	—	—	3,697,235	—		—	4,609,155		3,697,235
Debt Obligations
Asset-Backed Securities
United States	1,599		—	—	562	(171,213)	169,052	—		—	—		—
Bank Loans
Denmark	27,420,461		2,919,530	(5,027,493)	3,114,863	(48,213)	536,460	—		—	28,915,608		536,460
United States	52,371,322		—	(573,781)	169,506	11,099	2,910,640	—		—	54,888,786		2,910,640
Purchased Options
United States	32,065,424		—	(26,567,491)	—	(16,106,763)	10,608,830	—		—	—		—

Total Investments	$120,249,697		$5,389,914	$(40,165,734)	$3,284,931	$(18,504,702)	$21,215,605	$15,529,623		$—	$106,999,334		$7,730,113

Derivatives
Swap Contracts	$(8,456,355)		$—	$1,006,043	$—	$(1,006,043)	$8,456,355	$—		$—	$—		$—

Total	$111,793,342		$5,389,914	$(39,159,691)	$3,284,931	$(19,510,745)	$29,671,960	$15,529,623		$—	$106,999,334		$7,730,113

†	The Funds account for securities and derivatives, if any, transferred into and out of Level 3 at the value at the end of the year.
‡	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.
*	Represents the interest in securities that were determined to have a value of zero at February 29, 2016 and February 28, 2017, respectively.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

The net aggregate direct and indirect exposure to investments in securities and/or derivatives using Level 3 inputs and presented on a net basis, which will tend to understate the Funds’ exposure, (based on each Fund’s net assets) as of February 28, 2017 were as follows:

Fund Name	Level 3 securities and derivatives
Alpha Only Fund	< 1%
Benchmark-Free Allocation Fund	1%
Benchmark-Free Fund	< 1%
Global Asset Allocation Fund	1%
Global Developed Equity Allocation Fund	< 1%
Global Equity Allocation Fund	< 1%
Consolidated Implementation Fund	< 1%
International Developed Equity Allocation Fund	< 1%
International Equity Allocation Fund	< 1%
Consolidated SGM Major Markets Fund	—
Consolidated Special Opportunities Fund	—
Strategic Opportunities Allocation Fund	< 1%

Cash

Cash and foreign currency, if any, on the Statements of Assets and Liabilities consist of cash balances held with the custodian.

Due to/from broker

Due to/from broker in the Statements of Assets and Liabilities includes collateral on swap contracts, futures contracts, option contracts and forward currency contracts, if any, and may include marked-to-market amounts related to foreign currency or cash owed.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm Eastern time. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated on the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Loan assignments and participations

Certain Funds may invest in direct debt instruments, which are interests in amounts owed to lenders or lending syndicates, to suppliers of goods or services, or to other parties by corporate, governmental or other borrower. Such “loans” may include bank loans, promissory notes, and loan participations, or in the case of suppliers of goods or services, trade claims or other receivables. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness a Fund has direct recourse against the borrower, it may have to rely on the agent to enforce its rights against the borrower. When investing in a loan participation, (i) a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower and (ii) a Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, a Fund may be subject to credit risk both of the party from whom it purchased the loan participation and the borrower and that Fund may have minimal control over the terms of any loan modification. Loan assignments and participations outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Repurchase agreements

The Funds may enter into repurchase agreements with banks and brokers. Under a repurchase agreement a Fund acquires a security for a relatively short period for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired may be less than the amount owed to the Fund by the seller. If the seller in a repurchase agreement transaction defaults or enters into insolvency proceedings and the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and, even if the Fund is able to dispose of the securities, the Fund may incur a loss equal to the difference between the cash it paid and the

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

value of the securities. As of February 28, 2017, the Funds listed below had entered into repurchase agreements. The value of related collateral for each broker listed below exceeds the value of the repurchase agreements at period end.

Fund Name	Counterparty	Gross Value	Weighted Average Maturity (days)
Benchmark-Free Fund	Daiwa Capital Markets America Inc.	244,200,958	1.0
Implementation Fund	Daiwa Capital Markets America Inc.	278,849,254	0.4
	Mizuho Securities USA Inc.	110,092,416	0.2
	Nomura Securities International Inc.	297,190,753	0.4

Reverse repurchase agreements

The Funds may enter into reverse repurchase agreements with banks and brokers to enhance return. Under a reverse repurchase agreement a Fund sells portfolio assets subject to an agreement by that Fund to repurchase the same assets at an agreed upon price and date. A Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result may realize a loss on the transaction if the securities it sold are worth more than the purchase price it originally received from the buyer. Reverse repurchase agreements outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Fund Name	Received from reverse repurchase agreements ($)	Market value of securities plus accrued interest ($)
Benchmark-Free Fund	34,939,753	34,936,599
Implementation Fund	1,326,460	1,326,057

As of February 28, 2017, Benchmark-Free Fund and Implementation Fund had investments in reverse repurchase agreements with Nomura Securities International Inc., Barclays Bank plc and Citigroup Inc. with a gross value of $34,939,753, 596,282 and 730,178, respectively. The value of related collateral on Benchmark-Free Fund was undercollateralized of the reverse repurchase agreement and exceeded the value on Implementation Fund, respectively at year end. As of February 28, 2017, the reverse repurchase agreement held by Benchmark-Free Fund and Implementation Fund had open maturity dates. Reverse repurchase agreements outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

The following is a summary of the gross value of reverse repurchase agreements categorized by class of collateral pledged and maturity date:

	February 28, 2017

	Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	Between 30-90 days	Greater Than 90 days	Demand	Total
Benchmark-Free Fund
Reverse Repurchase Agreements
Non-U.S.Government Debt Obligations	$—	$—	$—	$—	$34,939,753	$34,939,753

Total borrowings	$—	$—	$—	$—	$34,939,753	$34,939,753

Implementation Fund
Reverse Repurchase Agreements
Non-U.S. Government Debt Obligations	$—	$—	$—	$—	$1,326,460	$1,326,460

Total Borrowings	$—	$—	$—	$—	$1,326,460	$1,326,460

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

Inflation-indexed bonds

Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation/deflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation/deflation into the principal value of the bond. Many other issuers adjust the coupon accruals for inflation related changes. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.

The market price of inflation-indexed bonds normally changes when real interest rates change. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e., nominal interest rate minus inflation) might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. Coupon payments received by a Fund from inflation-indexed bonds are generally included in the Fund’s gross income for the period in which they accrue. In addition, any increase/decrease in the principal amount of an inflation-indexed bond is generally included in the Fund’s gross income even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Short sales

Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Fund is obligated to deliver securities at the trade price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. Short sales outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Municipal obligations

Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and the District of Columbia to obtain funds for various public purposes. Municipal notes are generally used to provide for short-term capital needs, such as to finance working capital needs of municipalities or to provide various interim or construction financing, and generally have maturities of one year or less. Municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued, have two principal classifications: “general obligation” bonds and “revenue” bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The basic security behind general obligation bonds is the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue bonds have been issued to fund a wide variety of capital projects. The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies also may be used to make principal and interest payments on the issuer’s obligations. Municipal obligations at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Trade claims

Certain Funds may purchase trade claims against companies, including companies in bankruptcy or reorganization proceedings. Trade claims generally include claims of suppliers for goods delivered and not paid, claims for unpaid services rendered, claims for contract rejection damages and claims related to litigation. Trade claims are illiquid instruments which generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. Such claims are typically unsecured and may be subordinated to other unsecured obligations of a debtor, and generally are subject to defenses of the debtor with respect to the underlying transaction giving rise to the trade claim. Trade claims outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Taxes and distributions

Each Fund has elected to be treated and intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Each Fund intends to distribute its net investment income, if any, and its net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryforwards for U.S. federal income tax purposes. Therefore, each Fund makes no provision for U.S. federal income or excise taxes.

Alternative Asset SPC Ltd., Implementation SPC Ltd. and Special Opportunities SPC Ltd. are wholly-owned subsidiaries of SGM Major Markets Fund, Implementation Fund and Special Opportunities Fund, respectively, and each has elected to be treated as a (non-U.S.) corporation for U.S. federal income tax purposes.

The policy of each Fund is to declare and pay dividends of its net investment income, if any, at least annually, although the Funds are permitted to, and will from time to time, declare and pay dividends of net investment income, if any, more frequently. Each Fund also intends to distribute net realized short-term and long-term capital gains, if any, at least annually. In addition, each Fund may, from time to time at their discretion, make unscheduled distributions in advance of large redemptions by shareholders or as otherwise deemed appropriate by a Fund. Typically all distributions are reinvested in additional shares of each Fund, at net asset value, unless GMO or its agents receive and process a shareholder election to receive cash distributions. Distributions to shareholders are recorded by each Fund on the ex-dividend date.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country’s tax treaty with the United States. The foreign withholding rates applicable to a Fund’s investments in certain jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders and/or if certain investments are made by a Fund’s wholly-owned subsidiary. Each Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based charges imposed by certain countries in which it invests. Taxes related to capital gains realized during the year ended February 28, 2017, if any, are reflected as part of Net realized gain (loss) in the Statements of Operations. Changes in tax liabilities related to capital gain taxes on unrealized investment gains, if any, are reflected as part of Change in net unrealized appreciation (depreciation) in the Statements of Operations. Transaction-based charges are generally calculated as a percentage of the transaction amount.

Certain Funds have previously filed for and/or may file for additional tax refunds with respect to certain taxes withheld by certain countries. Generally, the amount of such refunds that a Fund reasonably determines are collectible and free from significant contingencies are reflected in a Fund’s net asset value and are reflected as Dividends from unaffiliated issuers in the Statements of Operations. In certain circumstances, a Fund’s receipt of such refunds may cause the Fund and/or its shareholders to be liable for U.S. federal income taxes and interest charges.

Foreign taxes paid by each Fund may be treated, to the extent permissible by the Code (and other applicable U.S. federal tax guidance) and if that Fund so elects, as if paid by U.S. shareholders of that Fund.

Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will likely reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary over-distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

U.S. GAAP and tax accounting differences for each Fund primarily relate to reasons described in the following table:

Differences related to:	Alpha Only Fund	Benchmark-Free Allocation Fund	Benchmark-Free Fund	Global Asset Allocation Fund	Global Developed Equity Allocation Fund	Global Equity Alloca- tion Fund	Consolidated Implementa- tion Fund	Interna- tional Developed Equity Allocation Fund	Interna- tional Equity Allocation Fund	Consoli- dated SGM Major Markets Fund	Consoli- dated Special Oppor- tunities Fund	Strategic Oppor- tunities Allocation Fund
Accretion and amortization											X
Capital loss carry forwards	X	X	X	X	X	X	X	X	X			X
Controlled foreign corporation transactions										X	X
Derivative contract transactions	X		X				X			X	X
Dividend income and withholding tax reclaim reserves	X
Dividends received from underlying investments	X						X				X
Foreign capital gains taxes											X
Foreign currency transactions			X				X			X	X
Late year ordinary losses		X								X
Losses on wash sale transactions	X	X	X	X	X	X	X	X	X		X	X
Mutual fund distributions received		X	X	X	X
Passive foreign investment company transactions	X		X				X

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

Differences related to:	Alpha Only Fund	Benchmark-Free Allocation Fund	Benchmark-Free Fund	Global Asset Allocation Fund	Global Developed Equity Allocation Fund	Global Equity Alloca- tion Fund	Consolidated Implementa- tion Fund	Interna- tional Developed Equity Allocation Fund	Interna- tional Equity Allocation Fund	Consoli- dated SGM Major Markets Fund	Consoli- dated Special Oppor- tunities Fund	Strategic Oppor- tunities Allocation Fund
Post-October capital losses	X		X	X				X	X		X
Gains/losses on underlying fund shares		X	X	X

The tax character of distributions declared by each Fund to shareholders is as follows:

	Tax year ended February 28, 2017			Tax year ended February 29, 2016

Fund Name	Ordinary Income (including any net short-term capital gain) ($)	Net Long-Term Capital Gain ($)	Total Distributions ($)	Ordinary Income (including any net short-term capital gain) ($)	Net Long-Term Capital Gain ($)	Total Distributions ($)
Alpha Only Fund	7,630,569	—	7,630,569	62,592,348	—	62,592,348
Benchmark-Free Allocation Fund	222,054,737	—	222,054,737	309,142,891	131,565,120	440,708,011
Benchmark-Free Fund	116,700,824	—	116,700,824	157,864,255	132,412,081	290,276,336
Global Asset Allocation Fund	62,220,291	—	62,220,291	139,248,090	192,288,728	331,536,818
Global Developed Equity Allocation Fund	30,222,611	39,708,759	69,931,370	40,963,522	137,293,847	178,257,369
Global Equity Allocation Fund	68,753,269	55,799,955	124,553,224	87,088,321	278,611,210	365,699,531
Consolidated Implementation Fund	218,046,347	—	218,046,347	—	—	—
International Developed Equity Allocation Fund	27,805,230	—	27,805,230	34,075,093	—	34,075,093
International Equity Allocation Fund	35,103,258	—	35,103,258	41,812,547	58,511,741	100,324,288
Consolidated SGM Major Markets Fund	68,935,774	34,942,155	103,877,929	—	—	—
Consolidated Special Opportunities Fund	30,825,271	6,094,262	36,919,533	13,915,124	3,368,794	17,283,918
Strategic Opportunities Allocation Fund	54,767,596	1,162,624	55,930,220	87,128,479	105,306,735	192,435,214

Distributions in excess of a Fund’s tax basis earnings and profits, if significant, are reported in the Funds’ financial statements as a return of capital.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

As of February 28, 2017, the components of distributable earnings on a tax basis and certain tax attributes for the Funds consisted of the following:

Fund Name	Undistributed Ordinary Income (including any net short-term capital gain) ($)	Undistributed Net Long-Term Capital Gain ($)	Late-Year Ordinary Loss Deferral ($)	Capital Loss Carryforwards ($)	Post-October Capital Losses ($)
Alpha Only Fund	643,085	—	(6,466)	(370,398,163)	(21,761,001)
Benchmark-Free Allocation Fund	17,766,561	—	(13,411,417)	(416,250,767)	—
Benchmark-Free Fund	16,278,515	—	—	(569,031,568)	(2,214,773)
Global Asset Allocation Fund	1,935,903	—	—	(210,741,572)	(13,133,698)
Global Developed Equity Allocation Fund	4,110,832	—	(3,852)	(62,444,314)	—
Global Equity Allocation Fund	3,036,437	—	(7,532)	(258,545,432)	—
Consolidated Implementation Fund	51,131,312	—	—	(1,269,460,115)	—
International Developed Equity Allocation Fund	57,626	—	(2,779)	(74,898,434)	(25,050,614)
International Equity Allocation Fund	1,968,137	—	(4,131)	(50,815,115)	(1,063,745)
Consolidated SGM Major Markets Fund	847,508	11,234,351	(27,088,428)	—	—
Consolidated Special Opportunities Fund	21,443,930	—	(239,136)	—	(6,744,894)
Strategic Opportunities Allocation Fund	1,595,492	—	—	(16,043,549)	—

As of February 28, 2017, certain Funds had capital loss carryforwards available to offset future realized gains, if any, to the extent permitted by the Code. Net capital losses recognized in taxable years beginning on or after March 1, 2011 are carried forward without expiration and generally retain their short-term and/or long-term tax character, as applicable. In addition, such losses should be utilized prior to losses scheduled to expire on or before February 28, 2019. As a result of this ordering rule, losses that are subject to expiration may expire unused. Utilization of the capital loss carryforwards, post-October capital losses, late-year ordinary losses, and losses realized subsequent to February 28, 2017, if any, could be subject to further limitations imposed by the Code related to share ownership activity. The Funds’ capital loss carryforwards are as follows:

	Short-Term ($)				Long- Term ($)

Fund Name	Expiration Date 2/28/2018	Expiration Date 2/28/2019	No Expiration Date	Total Short- Term ($)	No Expiration Date
Alpha Only Fund	—	—	(210,317,423)	(210,317,423)	(160,080,740)
Benchmark-Free Allocation Fund	(22,052,464)	(7,441,107)	(20,273,725)	(49,767,296)	(366,483,471)
Benchmark-Free Fund	—	—	(56,983,052)	(56,983,052)	(512,048,516)
Global Asset Allocation Fund	—	—	(1,075,470)	(1,075,470)	(209,666,102)
Global Developed Equity Allocation Fund	—	—	—	—	(62,444,314)
Global Equity Allocation Fund	—	—	—	—	(258,545,432)
Consolidated Implementation Fund	—	—	(996,843,618)	(996,843,618)	(272,616,497)
International Developed Equity Allocation Fund	(14,472,130)	(22,515,333)	—	(36,987,463)	(37,910,971)
International Equity Allocation Fund	—	—	—	—	(50,815,115)
Consolidated SGM Major Markets Fund	—	—	—	—	—
Consolidated Special Opportunities Fund	—	—	—	—	—
Strategic Opportunities Allocation Fund	—	—	—	—	(16,043,549)

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

As of February 28, 2017, the approximate cost for U.S. federal income tax purposes and the aggregate investment-level gross and net unrealized appreciation (depreciation) in the value of investments were as follows:

Fund Name	Aggregate Cost ($)	Gross Unrealized Appreciation ($)	Gross Unrealized (Depreciation) ($)	Net Unrealized Appreciation (Depreciation) ($)
Alpha Only Fund	211,943,073	25,261,953	(4,761,466)	20,500,487
Benchmark-Free Allocation Fund	13,841,037,202	149,942,876	(213,941,890)	(63,999,014)
Benchmark-Free Fund	4,187,360,335	207,504,104	(28,613,067)	178,891,037
Global Asset Allocation Fund	2,582,236,017	36,694,997	(194,779,070)	(158,079,073)
Global Developed Equity Allocation Fund	1,086,876,398	13,924,629	(108,495,926)	(94,571,297)
Global Equity Allocation Fund	2,427,548,108	35,960,017	(256,606,241)	(220,646,224)
Consolidated Implementation Fund	10,670,038,947	600,852,917	(198,664,948)	402,187,969
International Developed Equity Allocation Fund	741,522,239	3,004,088	(142,681,716)	(139,677,628)
International Equity Allocation Fund	1,241,056,950	2,833,962	(158,043,702)	(155,209,740)
Consolidated SGM Major Markets Fund	1,515,538,175	50,666,387	(61,531,149)	(10,864,762)
Consolidated Special Opportunities Fund	954,403,003	80,955,503	(37,301,264)	43,654,239
Strategic Opportunities Allocation Fund	2,076,045,132	31,138,957	(90,375,295)	(59,236,338)

The Funds are subject to authoritative guidance related to the accounting and disclosure of uncertain tax positions under U.S. GAAP. This guidance sets forth a minimum threshold for the financial statement recognition of tax positions taken based on the technical merits of such positions. United States and non-U.S. tax rules (including the interpretation and application of tax laws) are subject to change. The Funds file tax returns and/or adopt certain tax positions in various jurisdictions. Non-U.S. taxes are provided for based on the Funds’ understanding of the prevailing tax rules of the non-U.S. markets in which they invest. Recently enacted tax rules, including interpretations of tax laws (e.g., guidance pertaining to the U.S. Foreign Account Tax Compliance Act) and tax legislation/initiatives currently under consideration in various jurisdictions, including the U.S., might affect the way the Funds and their investors are taxed prospectively and/or retroactively. Prior to the expiration of the relevant statutes of limitations, if any, the Funds are subject to examination by U.S. federal, state, local and non-U.S. jurisdictions with respect to the tax returns they have filed and the tax positions they have adopted. The Funds’ U.S. federal income tax returns are generally subject to examination by the Internal Revenue Service for a period of three years after they are filed. State, local and/or non-U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction.

Security transactions and related investment income

Security transactions are accounted for in the financial statements on trade date. For purposes of daily net asset value calculations, the Funds’ policy is that security transactions are generally accounted for on the following business day. GMO may override that policy and a Fund may account for security transactions on trade date if it experiences significant purchases or redemptions or engages in significant portfolio transactions. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date or, if later, when a Fund is informed of the ex-dividend date. Income dividends and capital gain distributions from the underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Principal on inflation-indexed securities is adjusted for inflation and any increase or decrease is recorded as interest income or investment loss. Coupon income is not recognized on securities for which collection is not expected. Paydown gains and losses on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income in the Statements of Operations. Non-cash dividends, if any, are recorded at the fair market value of the asset received. In determining the net gain or loss on securities sold, the Funds use the identified cost basis.

Expenses and class allocations

Most of the expenses of the Trust are directly attributable to an individual Fund. Generally, common expenses are allocated among the Funds based on, among other things, the nature and type of expense and the relative size of the Funds. Investment income, common expenses, purchase premiums and redemption fees, if any, and realized and unrealized gains and losses are allocated among the classes of shares of the Funds, if applicable, based on the relative net assets of each class. Shareholder service fees and supplemental support fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. In addition, the Funds may incur fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have different expense and fee levels and the Funds may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by a Fund will vary (see Note 5).

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

State Street Bank and Trust Company (“State Street”) serves as the Funds’ custodian, fund accounting agent and transfer agent for all Funds except Alpha Only Fund. For Alpha Only Fund, Brown Brothers Harriman & Co. (“BBH”) serves as the custodian and fund accounting agent and State Street serves as the transfer agent. Prior to December 31, 2013, State Street’s transfer agent fees may have been reduced by an earnings allowance calculated on the average daily cash balances each Fund maintained in a State Street transfer agent account. Effective January 1, 2014, any cash balances maintained at the transfer agent are held in a Demand Deposit Account and interest income earned, if any, is shown as interest income in the Statements of Operations. Prior to December 31, 2012, State Street’s custodian fees may have been reduced by an earnings allowance calculated on the average daily cash balance each Fund maintained in a State Street custodial account. Earnings allowances were reported as a reduction of expenses in the Statements of Operations. Effective January 1, 2013, any cash balances maintained at the custodian are held in a Demand Deposit Account and interest income earned, if any, is shown as interest income in the Statements of Operations.

Purchases and redemptions of Fund shares

Purchase premiums and redemption fees (if applicable) are paid to and retained by a Fund to help offset estimated portfolio transaction costs and other related costs (e.g., bid to ask spreads, stamp duties, and transfer fees) incurred by the Fund (directly or indirectly through investments in underlying funds or a wholly-owned subsidiary) as a result of the purchase or redemption by allocating estimated transaction costs to the purchasing or redeeming shareholder. Such fees are recorded as a component of the Funds’ net share transactions. A Fund may impose a new purchase premium and/or redemption fee or modify an existing fee at any time.

Each of the Funds may charge purchase premiums and redemption fees. Purchase premiums and redemption fees for the Funds are typically reassessed periodically by GMO.

Purchase premiums are not charged on reinvestments of dividends or other distributions. Redemption fees apply to all shares of a Fund regardless of how the shares were acquired (e.g., by direct purchase or by reinvestment of dividends or other distributions). If GMO determines that any portion of a cash purchase or redemption, as applicable, is offset by a corresponding cash redemption or purchase occurring on the same day, it ordinarily will waive or reduce the purchase premium or redemption fee with respect to that portion. GMO also may waive or reduce the purchase premium or redemption fee relating to a cash purchase or redemption of a Fund’s shares if the Fund will not incur transaction costs or will incur reduced transaction costs.

GMO will waive or reduce the purchase premium when securities are used to purchase a Fund’s shares except to the extent that the Fund incurs transaction costs (e.g., stamp duties or transfer fees) in connection with its acquisition of those securities. GMO may waive or reduce redemption fees when a Fund uses portfolio securities to redeem its shares. However, when a substantial portion of a Fund is being redeemed in-kind, the Fund may nonetheless charge a redemption fee equal to known or estimated costs.

Purchase premiums or redemption fees generally will not be waived for purchases and redemptions of Fund shares executed through brokers or agents, including, without limitation, intermediary platforms that are allowed pursuant to agreements with the Trust to transmit orders for purchases and redemptions the day after those orders are received.

GMO may consider known cash flows out of or into underlying funds when placing orders for the cash purchase or redemption of underlying fund shares by accounts over which it has investment discretion, including the Funds and other pooled investment vehicles. Consequently, participants in those accounts will tend to benefit more from waivers of the underlying funds’ purchase premiums and redemption fees than other underlying fund shareholders.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

As of February 28, 2017, the premium on cash purchases and the fee on cash redemptions were as follows:

	Alpha Only Fund	Benchmark-Free Allocation Fund(a)	Benchmark-Free Fund(b)	Global Asset Allocation Fund(c)	Global Developed Equity Allocation Fund(d)	Global Equity Allocation Fund(e)	Implementation Fund(f)	International Developed Equity Allocation Fund(g)	International Equity Allocation Fund(h)	SGM Major Markets Fund	Special Opportunities Fund	Strategic Opportunities Allocation Fund(i)
Purchase Premium	—	0.20%	0.25%	0.15%	0.08%	0.18%	0.20%	0.08%	0.25%	—	0.50%	0.20%
Redemption Fee	—	0.20%	0.25%	0.15%	0.08%	0.18%	0.20%	0.08%	0.25%	—	0.50%	0.20%

(a)	For the periods from June 30, 2015 to June 30, 2016, June 30, 2014 to June 30, 2015 and June 30, 2013 to June 30, 2014, the premium on cash purchases and the fee on cash redemptions were each 0.18%, 0.13% and 0.11%, respectively, of the amount invested or redeemed. Prior to June 30, 2013, these same fees were each 0.12% of the amount invested or redeemed.
(b)	For the periods from June 30, 2015 to June 30, 2016, June 30, 2014 to June 30, 2015 and June 30, 2013 to June 30, 2014, the premium on cash purchases and the fee on cash redemptions were each 0.18%, 0.13% and 0.14%, respectively, of the amount invested or redeemed. Prior to June 30, 2013, these same fees were each 0.13% of the amount invested or redeemed.
(c)	For the period from June 30, 2015 to June 30, 2016 and June 30, 2013 to June 30, 2015, the premium on cash purchases and the fee on cash redemptions were each 0.14% and 0.11%, respectively, of the amount invested or redeemed. Prior to June 30, 2013, these same fees were each 0.10% of the amount invested or redeemed.
(d)	Prior to March 10, 2014, there was no premium on cash purchases or fee on cash redemptions.
(e)	For the period from June 30, 2015 to June 30, 2016, and June 30, 2013 to June 30, 2015, the premium on cash purchases and the fee on cash redemptions were each 0.19% and 0.11%, respectively, of the amount invested or redeemed. Prior to June 30, 2013, these same fees were each 0.12% of the amount invested or redeemed.
(f)	Prior to June 30, 2015, there was no premium on cash purchases or fee on cash redemptions.
(g)	Prior to March 10, 2014, there was no premium on cash purchases or fees on cash redemptions.
(h)	For the period from June 30, 2015 to June 30, 2016 and June 30, 2013 to June 30, 2015, the premium on cash purchases and the fee on cash redemptions were each 0.27% and 0.20%, respectively, of the amount invested or redeemed. Prior to June 20, 2013, the same fees were each 0.21% of the amount invested or redeemed.
(i)	For the period from June 30, 2015 to June 30, 2016 and June 30, 2013 to June 30, 2015, the premium on cash purchases and the fee on cash redemptions were each 0.14% and 0.06% of the amount invested or redeemed. Prior to June 30, 2013, these same fees were each 0.07% of the amount invested or redeemed.

Recently-issued accounting guidance

In August 2016, Financial Accounting Standards Board (“FASB”) issued a new Accounting Standards Update No. 2016-15, “Statement of Cash Flows (Topic 230), Classification of Certain Cash Receipts and Cash Payments, a consensus of the FASB’s Emerging Issues Task Force” (“ASU 2016-15”). ASU 2016-15 is intended to reduce diversity in practice in how certain transactions are classified in the statement of cash flows. The issues addressed in ASU 2016-15 are: debt prepayment or debt extinguishment costs, settlement of zero-coupon debt instruments, contingent consideration payments made after a business combination, proceeds from the settlement of insurance claims, proceeds from the settlement of corporate-owned life insurance policies, including bank-owned life insurance policies, distributions received from equity method investments, beneficial interests in securitization transactions; and, separately identifiable cash flows and application of the predominance principle. ASU 2016-15 is effective for interim and annual reporting periods beginning after December 15, 2017. GMO is currently evaluating the impact, if any, of this guidance on the Funds’ financial statements and disclosures.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

3.	Investment and other risks

The following chart identifies selected risks associated with each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

	Alpha Only Fund	Benchmark-Free Allocation Fund	Benchmark-Free Fund	Global Asset Allocation Fund	Global Developed Equity Allocation Fund	Global Equity Allocation Fund	Implemen- tation Fund	International Developed Equity Allocation Fund	International Equity Allocation Fund	SGM Major Markets Fund	Special Opportu- nities Fund	Strategic Opportu- nities Allocation Fund
Commodities Risk		X	X	X			X			X	X	X
Counterparty Risk	X	X	X	X	X	X	X	X	X	X	X	X
Credit Risk	X	X	X	X	X	X	X	X	X	X	X	X
Currency Risk	X	X	X	X	X	X	X	X	X	X	X	X
Derivatives and Short Sales Risk	X	X	X	X	X	X	X	X	X	X	X	X
Focused Investment Risk	X	X	X	X	X	X	X	X	X	X	X	X
Fund of Funds Risk	X	X	X	X	X	X	X	X	X	X	X	X
Futures Contracts Risk		X	X	X						X		X
Illiquidity Risk	X	X	X	X	X	X	X	X	X	X	X	X
Large Shareholder Risk	X	X	X	X	X	X	X	X	X	X	X	X
Leveraging Risk	X	X	X	X	X	X	X	X	X	X	X	X
Management and Operational Risk	X	X	X	X	X	X	X	X	X	X	X	X
Market Disruption and Geopolitical Risk	X	X	X	X	X	X	X	X	X	X	X	X
Market Risk – Asset-Backed Securities		X	X	X			X			X	X	X
Market Risk – Equities	X	X	X	X	X	X	X	X	X	X	X	X
Market Risk – Fixed Income Investments	X	X	X	X	X	X	X	X	X	X	X	X
Merger Arbitrage Risk		X	X	X			X				X	X
Non-Diversified Funds	X	X	X	X	X	X	X	X	X	X	X	X
Non-U.S. Investment Risk	X	X	X	X	X	X	X	X	X	X	X	X
Small Company Risk	X	X	X	X	X	X	X	X	X		X	X

Investing in mutual funds involves many risks. The risks of investing in a particular Fund depend on the types of investments in its portfolio and the investment strategies GMO employs on its behalf. This section does not describe every potential risk of investing in the Funds. Funds could be subject to additional risks because of the types of investments they make and market conditions, which may change over time.

Each Fund that invests in other GMO Funds, other investment companies or in a wholly-owned subsidiary (collectively, “Underlying Funds”) is exposed to the risks to which the Underlying Funds in which it invests are exposed as well as the risk that the Underlying Funds will not perform as expected. Therefore, unless otherwise noted, the selected risks summarized below include both direct and indirect risks, and references in this section to investments made by a Fund include those made both directly by the Fund and indirectly by the Fund through Underlying Funds.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

An investment in a Fund is not a bank deposit and, therefore, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

• COMMODITIES RISK. Commodity prices can be extremely volatile and are affected by many factors. Exposure to commodities can cause the net asset value of a Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The value of commodity-related derivatives or indirect investments in commodities may fluctuate more than the commodity, commodities or commodity index to which they relate. See “Derivatives and Short Sales Risk” for a discussion of specific risks of a Fund’s derivatives investments, including commodity-related derivatives.

• COUNTERPARTY RISK. Funds that enter into contracts with counterparties, such as repurchase or reverse repurchase agreements or OTC derivatives contracts, or that lend their securities run the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. In addition, a Fund may suffer losses if a counterparty fails to comply with applicable laws or other requirements. The Funds are not subject to any limits on their exposure to any one counterparty nor to a requirement that counterparties with whom they enter into contracts maintain a specific rating by a nationally recognized rating organization. Counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives. A Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to a Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If a counterparty defaults, the Fund will have contractual remedies (whether or not the obligation is collateralized), but the Fund may be unable to enforce them, thus causing the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because of the longer time during which events may occur that prevent settlement. Counterparty risk also is greater when a Fund has entered into derivatives contracts with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. Funds that use swap contracts are subject, in particular, to the creditworthiness of the counterparties because some types of swap contracts have terms longer than six months (and, in some cases, decades). The creditworthiness of a counterparty may be adversely affected by greater than average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in the collateral may not be perfected or additional collateral may not be promptly posted as required. GMO’s view with respect to a particular counterparty is subject to change. The fact, however, that it changes adversely (whether due to external events or otherwise) does not mean a Fund’s existing transactions with that counterparty will necessarily be terminated or modified. In addition, a Fund may enter into new transactions with a counterparty that GMO no longer considers a desirable counterparty if the transaction is primarily designed to reduce the Fund’s overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lower notional amount or entering into a countervailing trade with the same counterparty).

The Funds also are subject to counterparty risk because they execute their securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Funds could miss investment opportunities or be unable to dispose of investments they would prefer to sell, resulting in losses for the Funds.

Counterparty risk with respect to derivatives has been and will continue to be affected by new rules and regulations relating to the derivatives market. As described under “Derivatives and Short Sales Risk,” some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the Funds’ ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide governmental authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the European Union, the liabilities of such counterparties to the Funds could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

• CREDIT RISK. This is the risk that the issuer or guarantor of a fixed income investment or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner. The market price of a fixed income investment will normally decline as a result of the issuer’s, guarantor’s, or obligor’s failure to meet its payment obligations, or in anticipation of such failure, or the downgrade of the credit rating of the investment. This risk is particularly acute in

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environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

All fixed income securities are subject to credit risk. Financial strength and solvency of an issuer are the primary factors influencing credit risk. The risk varies depending upon whether the issuer is a corporation, a government or government entity, whether the particular security has a priority over other obligations of the issuer in payment of principal and interest and whether it has any collateral backing or credit enhancement. Credit risk may change over the term of a fixed income security. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations and their fixed income securities, including mortgage-backed and other asset-backed securities, are neither guaranteed nor insured by the U.S. government. These securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). Investments in sovereign or quasi-sovereign debt involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. A governmental entity’s ability and willingness to pay interest and repay principal in a timely manner may be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and political constraints. Investments in quasi-sovereign issuers are subject to the additional risk that the issuer may default independently of its sovereign. Sovereign debt risk is greater for fixed income securities issued or guaranteed by emerging countries.

In many cases, the credit risk of a fixed income security is reflected in its credit ratings, and a Fund holding such a security is subject to the risk that the investment’s rating will be downgraded.

Securities issued by the U.S. government historically have presented minimal credit risk. However, events in 2011 led to a downgrade in the long-term credit rating of U.S. bonds by several major rating agencies and introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade could decrease, and a default in the payment of principal or interest on U.S. government securities would decrease, the value of a Fund’s investments and increase the volatility of a Fund’s portfolio.

As described under “Market Risk — Asset-Backed Securities,” asset-backed securities may be backed by many types of assets and their payment of interest and repayment of principal largely depend on the cash flows generated by the assets backing them. The credit risk of a particular asset-backed security depends on many factors, as described under “Market Risk — Asset-Backed Securities.”

The obligations of issuers also may be subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors.

A Fund also is exposed to credit risk on a reference security to the extent it writes protection under credit default swaps. See “Derivatives and Short Sales Risk” for more information regarding risks associated with the use of credit default swaps. The extent to which the market price of a fixed income security changes in response to a credit event depends on many factors and can be difficult to predict. For example, even though the effective duration of a long-term floating rate security is very short, an adverse credit event or a change in the perceived creditworthiness of its issuer could cause its market price to decline much more than its effective duration would suggest.

Credit risk is particularly pronounced for below investment grade securities (commonly referred to as “junk bonds”). The sovereign debt of many non-U.S. governments, including their sub-divisions and instrumentalities, is below investment grade. Many asset-backed securities also are below investment grade. Below investment grade securities have speculative characteristics, often are less liquid than higher quality securities, present a greater risk of default and are more susceptible to real or perceived adverse industry conditions. Investments in distressed or defaulted or other low quality debt securities generally are considered speculative and may involve substantial risks not normally associated with investments in higher quality securities, including adverse business, financial or economic conditions that lead to payment defaults and insolvency proceedings on the part of their issuers. In particular, distressed or defaulted obligations might be repaid, if at all, only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments, and a Fund may incur additional expenses to seek recovery. If GMO’s assessment of the eventual recovery value of a distressed or defaulted debt security proves incorrect, a Fund may lose a substantial portion or all of its investment or may be required to accept cash or instruments worth less than its original investment. In the event of default of sovereign debt, the Funds may be unable to pursue legal action against the issuer.

• CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of a Fund’s investments. Currency risk includes the risk that the currencies in which a Fund’s investments are traded, in which a Fund receives income, or in which a Fund has taken a position, will decline in value relative to the currency in which the Fund is denominated. Currency risk also includes the risk that the currency to which the Fund has obtained exposure through hedging declines in value relative to the currency being hedged, in which event the Fund may realize a loss on both the hedging instrument and the currency being hedged. Currency exchange rates can fluctuate significantly for many reasons. See “Market Disruption and Geopolitical Risk.”

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Many of the Funds use derivatives to take currency positions that are under- or over-weighted (in some cases significantly) relative to the currency exposure of their portfolios and their benchmarks. If the exchange rates of the currencies involved do not move as expected, a Fund could lose money on both its holdings of a particular currency and the derivative. See also “Non-U.S. Investment Risk.”

Some currencies are illiquid (e.g., some emerging country currencies), and a Fund may not be able to convert them into U.S. dollars, in which case GMO may decide to purchase U.S. dollars in a parallel market with an unfavorable exchange rate. Exchange rates for many currencies (e.g., some emerging country currencies) are particularly affected by exchange control regulations.

Derivative transactions in foreign currencies (such as futures, forwards, options and swaps) may involve leveraging risk in addition to currency risk, as described under “Leveraging Risk.” In addition, the obligations of counterparties in currency derivative transactions are often not secured by collateral, which increases counterparty risk (see “Counterparty Risk”).

• DERIVATIVES AND SHORT SALES RISK. All of the Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives involve the risk that their value may not change as expected relative to changes in the value of the assets, rates, or indices they are designed to track. Derivatives include futures contracts, forward contracts, foreign currency contracts, swap contracts, contracts for differences, options on securities and indices, options on futures contracts, options on swap contracts, interest rate caps, floors and collars, reverse repurchase agreements, and other OTC contracts. Derivatives may relate to securities, commodities, currencies, currency exchange rates, interest rates, inflation rates, and indices.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. In particular, a Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed only with the consent of the other party to the contract. If the counterparty defaults, the Fund will still have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments GMO believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after the Fund has incurred the cost of litigation.

A Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., foreign currency forwards), (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require a significant upfront deposit by the Fund unrelated to the derivative’s fundamental fair (or intrinsic) value, or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, a Fund runs a greater risk of not being able to recover what it is owed if the counterparty defaults. Even when derivatives are required by contract to be collateralized, a Fund typically will not receive the collateral for one or more days after the collateral is required to be posted.

The Funds may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Funds. Derivatives risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. In addition, during those periods, a Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives in which it has invested.

Derivatives also present other risks described in this section, including market risk, illiquidity risk, currency risk, credit risk, and counterparty risk. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used may not produce valuations that are consistent with the values a Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when a Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund’s net asset value.

A Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of a Fund, the Funds will not be permitted to trade with that counterparty. In addition, GMO may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures, potentially resulting in losses for the Fund.

Swap contracts and other OTC derivatives are highly susceptible to illiquidity risk (see “Illiquidity Risk”) and counterparty risk (see “Counterparty Risk”). These derivatives are also subject to documentation risk, which is the risk that ambiguities, inconsistencies or errors in the documentation relating to a derivative transaction may lead to a dispute with the counterparty or unintended investment results. In addition, see “Commodities Risk” for a discussion of risks specific to commodity-related derivatives. Because many derivatives have a leverage component

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(i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. See “Leveraging Risk.”

A Fund’s use of derivatives may be subject to special tax rules and could generate additional taxable income for shareholders. In addition, the tax treatment of a Fund’s use of derivatives may be unclear because there is little case or other law interpreting the terms of most derivatives or determining their tax treatment. In addition, the SEC recently proposed a rule under the 1940 Act, regulating the use by registered investment companies of derivatives and many related instruments. That rule, if adopted as proposed, would, among other things, restrict a Fund’s ability to engage in derivatives transactions or so increase the cost of derivatives transactions that a Fund would be unable to implement its investment strategy.

Derivatives Regulation. The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (and some other countries) are implementing similar requirements, which will affect a Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear.

Transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Funds make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In some ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements, for example, by requiring that funds provide more margin for their cleared derivatives positions. Also, as a general matter, in contrast to a bilateral derivatives position, following a period of notice to a Fund, a clearing member at any time can require termination of an existing cleared derivatives position or an increase in margin requirements above those required at the outset of a transaction. Clearing houses also have broad rights to increase margin requirements for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member because margin for cleared derivatives positions in excess of a clearing house’s margin requirements typically is held by the clearing member (see “Counterparty Risk”). Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Funds and their clearing members generally provides that the clearing members will accept for clearing all cleared derivatives transactions that are within credit limits (specified in advance) for each Fund, the Funds are still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and loss of hedging protection. In addition, the documentation governing the relationship between the Funds and clearing members is drafted by the clearing members and generally is less favorable to the Funds than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Funds in favor of the clearing member for losses the clearing member incurs as the Funds’ clearing member. Also, such documentation typically does not provide the Funds any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks may be more pronounced for cleared derivatives due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Funds. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility.

If a Fund wishes to execute a package of transactions that include a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), the Fund may be unable to execute all components of the package on the swap execution facility. In that case, the Fund would need to trade some components of the package on the swap execution facility and other components in another manner, which could subject the Fund to the risk that some components would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.

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The U.S. government and the European Union have adopted mandatory minimum margin requirements for bilateral derivatives. GMO expects that the Funds’ transactions will become subject to variation margin requirements under such rules in 2017 and initial margin requirements under such rules in 2020. Such requirements could increase the amount of margin a Fund needs to provide in connection with its derivatives transactions and, therefore, make derivatives transactions more expensive.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or otherwise limiting liquidity. The implementation of the clearing requirement has increased the costs of derivatives transactions for the Funds, since the Funds have to pay fees to their clearing members and are typically required to post more margin for cleared derivatives than they have historically posted for bilateral derivatives. The costs of derivatives transactions are expected to increase further as clearing members raise their fees to cover the costs of additional capital requirements and other regulatory changes applicable to the clearing members, which will take effect when rules imposing mandatory minimum margin requirements on bilateral swaps, as described above, become effective. These rules and regulations are new and evolving, so their potential impact on the Funds and the financial system are not yet known. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Funds to new kinds of costs and risks.

Options. Some Funds are permitted to write options. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant stock market and underlying securities. The market price of an option also may be adversely affected if the market for the option becomes less liquid. In addition, since an American-style option allows the holder to exercise its rights any time before the option’s expiration, the writer of an American-style option has no control over when it will be required to fulfill its obligations as a writer of the option. (The writer of a European-style option is not subject to this risk because the holder may only exercise the option on its expiration date.) If a Fund writes a call option and does not hold the underlying security or instrument, the Fund’s potential loss is theoretically unlimited.

National securities exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. A Fund, GMO, and other funds advised by GMO will likely constitute such a group. When applicable, these limits restrict a Fund’s ability to purchase or write options on a particular security.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (i.e., options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While a Fund has greater flexibility to tailor an OTC option, OTC options generally expose a Fund to greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary market risks.

Special tax rules apply to a Fund’s transactions in options, which could increase the taxes payable by shareholders. In particular, a Fund’s options transactions potentially could cause a substantial portion of the Fund’s distributions to consist of amounts taxable to shareholders subject to U.S. income tax at ordinary income tax rates. See the Funds’ Prospectus and Statement of Additional Information for more information.

Short Investment Exposure. Some Funds may sell securities or currencies short as part of their investment programs in an attempt to increase their returns or for hedging purposes. Short sales expose a Fund to the risk that it will be required to acquire, convert, or exchange a security or currency to replace the borrowed security or currency when the security or currency sold short has appreciated in value, thus resulting in a loss to the Fund. Purchasing a security or currency to close out a short position can itself cause the price of the security or currency to rise further, thereby exacerbating any losses. A Fund that sells short a security or currency it does not own also may have to pay borrowing fees to a broker and may be required to pay the broker any dividends or interest it receives on a borrowed security.

A Fund also may create short investment exposure by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying investment, pool of investments, index or currency. Short sales of securities or currencies a Fund does not own and “short” derivative positions involve forms of investment leverage, and the amount of the Fund’s potential loss is theoretically unlimited. A Fund is subject to increased leveraging risk and other investment risks described in this “Investment and other risks” section to the extent it sells short securities or currencies it does not own or takes “short” derivative positions.

• FOCUSED INVESTMENT RISK. Funds with investments that are focused in particular countries, regions, sectors, industries or issuers that are subject to the same or similar risk factors and funds with investments whose prices are closely correlated are subject to greater overall risk than funds with investments that are more diversified or whose prices are not as closely correlated.

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A Fund that invests in the securities of a small number of issuers has greater exposure to adverse developments affecting those issuers and to a decline in the market price of particular securities than Funds investing in the securities of a larger number of issuers. Securities, sectors, or companies that share common characteristics are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.

Similarly, Funds having a significant portion of their assets in investments tied economically (or related) to a particular geographic region, country (e.g., Taiwan or Japan), or market (e.g., emerging markets), or to sectors within a region, country, or market (e.g., Russian oil) have more exposure to regional and country economic risks than funds making investments throughout the world. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region, and a recession, debt crisis or decline in the value of the currency of one country can spread to other countries. Furthermore, companies in a particular geographic region or country are vulnerable to events affecting other companies in that region or country because they often share common characteristics, are exposed to similar business risks and regulatory burdens, and react similarly to specific economic, market, political or other developments. See also “Non-U.S. Investment Risk”.

• FUND OF FUNDS RISK. Funds that invest in Underlying Funds (including underlying GMO Funds) are exposed to the risk that the Underlying Funds will not perform as expected. The Funds are also indirectly exposed to all of the risks to which the Underlying Funds are exposed.

Because a Fund bears the fees and expenses of an Underlying Fund in which it invests, absent reimbursement, the Fund will incur additional expenses when investing in an Underlying Fund. In addition, total Fund expenses will increase if a Fund makes a new or further investment in Underlying Funds with higher fees or expenses than the average fees and expenses of the Underlying Funds then in the Fund’s portfolio. Because some underlying GMO Funds invest a substantial portion of their assets in other GMO Funds (pursuant to an exemptive order obtained from the SEC), the Asset Allocation Funds have more tiers of investments than funds in many other groups of investment companies and therefore may be subject to greater fund of funds risk. In addition, to the extent a Fund invests in shares of underlying GMO Funds, it is indirectly subject to Large Shareholder Risk because those underlying GMO Funds are more likely to have large shareholders (e.g., other GMO Funds). See “Large Shareholder Risk.”

Investments in ETFs involve the risk that an ETF’s performance may not track the performance of the index the ETF is designed to track. In addition, ETFs often use derivatives to track the performance of the relevant index, and, therefore, investments in those ETFs are subject to the same derivatives risks discussed in “Derivatives and Short Sales Risk.”

A Fund’s investments in one or more Underlying Funds could affect the amount, timing and character of its distributions and could cause the Fund to recognize taxable income in excess of the cash generated by such investments, requiring the Fund in turn to liquidate investments at disadvantageous times to generate cash needed to make required distributions.

• FUTURES CONTRACTS RISK. The risk of loss to a Fund resulting from its use of futures contracts is potentially unlimited. Futures markets are highly volatile and the use of futures contracts may increase the volatility of the Fund’s net asset value. A Fund’s ability to establish and close out positions in futures contracts is subject to the development and maintenance of a liquid secondary market. A liquid secondary market may not exist for any particular futures contract at any particular time and a Fund might be unable to effect closing transactions to terminate its exposure to the contract. In using futures contracts, a Fund is reliant on GMO’s ability to predict market and price movements correctly. The skills needed to use futures contracts successfully are different from those needed for traditional portfolio management. If a Fund uses futures contracts for hedging purposes, it runs the risk of imperfect correlation between changes in the prices of the contracts and changes in the securities, index, or other asset underlying the contracts or movements in the prices of the Fund’s investments that are the subject of the hedge.

A Fund typically will be required to post margin with its futures commission merchant in connection with its transactions in futures contracts. If the Fund has insufficient cash to meet margin requirements, the Fund may need to sell other investments at disadvantageous times. A Fund may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or futures clearinghouse. For example, in the event of an insolvency of the futures commission merchant, a Fund may not be able to recover all (or any) of the margin it has posted with the futures commission merchant or realize the value of any increase in the price of its positions.

The Commodity Futures Trading Commission (the “CFTC”) and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short positions that any person and certain affiliated entities may hold or control in a particular futures contract. In addition an exchange may impose trading limits on the number of contracts that any person may trade on a particular day. An exchange may order the liquidation of positions found to be in violation of these limits, and it may impose sanctions or restrictions. In addition, the Dodd-Frank Wall Street Reform and Consumer Protection Act requires the CFTC to establish speculative position limits on listed futures and economically equivalent OTC derivatives which may adversely affect the market liquidity of the futures contracts, options and economically equivalent derivatives in which a Fund invests. As a result of such limits, positions held by other GMO clients or by GMO or its affiliates may prevent GMO from taking positions on behalf of a Fund in a particular futures contract or OTC derivative.

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Futures contracts traded on markets outside the United States generally are not subject to regulation by the CFTC or other U.S. regulators. U.S. regulators neither regulate the activities of a foreign exchange, nor have the power to compel enforcement of the rules of the foreign exchange or the laws of the country in which the exchange is located. Margin and other payments made by a Fund in foreign countries may not have the same protections as payments in the United States. In addition, foreign futures contracts may be less liquid and more volatile than U.S. contracts.

• ILLIQUIDITY RISK. Illiquidity risk is the risk that low trading volume, lack of a market maker, large position size, or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents a Fund from selling particular securities or closing derivative positions at desirable prices. In addition to these risks, a Fund is exposed to illiquidity risk when it has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements, writing a put, or closing a short position). To the extent a Fund’s investments include asset-backed securities, distressed, defaulted or other low quality debt securities, emerging country debt securities, securities of companies with smaller market capitalizations or smaller total float adjusted market capitalizations, or emerging market securities, it is subject to increased illiquidity risk. These types of investments can be difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the price at which they were valued when held by the Fund. Illiquidity risk also may be greater in times of financial stress. For example, Inflation-Protected Securities issued by the U.S. Treasury (“TIPS”) have experienced periods of greatly reduced liquidity during disruptions in fixed income markets, such as the events surrounding the bankruptcy of Lehman Brothers in 2008. Less liquid securities are more susceptible than other securities to price declines when market prices decline generally.

A Fund may buy securities that are less liquid than those in its benchmark.

A Fund’s, and particularly Risk Premium Fund’s, ability to use options as part of its investment program depends on the liquidity of the options market. In addition, that market may not be liquid when a Fund seeks to close out an option position. Also, the hours of trading for options on an exchange may not conform to the hours during which the securities held by a Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the markets for underlying securities that are not immediately reflected in the options markets. If a Fund receives a redemption request and is unable to close out an option it has sold, the Fund may temporarily be leveraged in relation to its assets.

• LARGE SHAREHOLDER RISK. To the extent a large number of shares of a Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will adversely affect the Fund’s performance by forcing the Fund to sell portfolio securities, potentially at disadvantageous prices, to raise the cash needed to satisfy the redemption request. In addition, the Funds and other accounts over which GMO has investment discretion that invest in the Funds are not limited in how often they may purchase or sell Fund shares. The Asset Allocation Funds and separate accounts managed by GMO for its clients hold substantial percentages of the shares of many Funds, and asset allocation decisions by GMO may result in substantial redemptions from (or investments in) those Funds. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments (or invest cash) when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, have adverse tax consequences for Fund shareholders. Additionally, redemptions and/or purchases of shares by a large shareholder and/or a group of shareholders over time potentially limit the use of any capital loss carryforwards to offset future realized capital gains (if any) and other losses that would otherwise reduce distributable net investment income. Large Shareholders may limit or prevent a Fund’s use of tax equalization for U.S. federal tax purposes. In addition, to the extent a Fund invests in other GMO Funds subject to large shareholder risk, the Fund is indirectly subject to this risk.

• LEVERAGING RISK. The use of reverse repurchase agreements and other derivatives and securities lending creates leverage (i.e., a Fund’s investment exposures exceed its net asset value). Leverage increases a Fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A Fund’s portfolio also will be leveraged if it borrows money to meet redemption requests or settle investment transactions or if it exercises its right to delay payment on a redemption.

A Fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, a Fund may perform as if it were leveraged.

• MANAGEMENT AND OPERATIONAL RISK. Each Fund is subject to management risk because it relies on GMO to achieve its investment objective. Each Fund runs the risk that GMO’s investment techniques will fail to produce desired results and cause the Fund to incur significant losses. GMO also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

For many Funds, GMO often uses quantitative models as part of its investment process. GMO’s models are not necessarily predictive of future market events and use simplifying assumptions that can limit their effectiveness. In addition, the data on which the models are based is subject to limitations (e.g. inaccuracies, staleness) that could adversely affect a Fund’s performance. The Funds also run the risk that GMO’s assessment of an investment (including a company’s fundamental fair (or intrinsic) value) may be wrong.

GMO relies heavily on quantitative models in making investment decisions for GMO SGM Major Markets Fund. The usefulness of GMO’s models may be diminished by the faulty incorporation of mathematical models into computer code, by reliance on proprietary and third-party technology that may include errors, omissions, bugs or viruses, and by the retrieval of limited or imperfect data for processing by the model. These risks are present in the ordinary course of business and are more likely to occur when GMO is making changes to its models. Any of these aspects could adversely affect a Fund’s performance.

There can be no assurance that key GMO personnel will continue to be employed by GMO. The loss of their services could have an adverse impact on GMO’s ability to achieve the Funds’ investment objectives.

The Funds also are subject to the risk of loss as a result of other services provided by GMO and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider. For example, trading delays or errors could prevent a Fund from benefiting from potential investment gains or avoiding losses. In addition, a service provider may be unable to provide a net asset value (“NAV”) for a Fund or share class on a timely basis. GMO is not contractually liable to the Funds for losses associated with operational risk absent its willful misfeasance, bad faith, gross negligence, or reckless disregard of its contractual obligations to provide services to the Funds. Other Fund service providers also have contractual limitations on their liability to the Funds for losses resulting from their errors.

The Funds and their service providers (including GMO) are susceptible to cyber-attacks and technological malfunctions that may have effects that are similar to those of a cyber-attack. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, GMO, a sub-adviser, or a custodian, transfer agent, or other service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect a Fund’s ability to calculate its net asset value, cause the release or misappropriation of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. While GMO has established business continuity plans and systems designed to prevent cyber-attacks, such plans and systems are subject to inherent limitations. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.

• MARKET DISRUPTION AND GEOPOLITICAL RISK. The Funds are subject to the risk that geopolitical and other events (e.g., wars and terrorism) will disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Funds’ investments. Sudden or significant changes in the supply or prices of commodities or other economic inputs (e.g., the marked decline in oil prices that began in late 2014) may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies, or industries, which could significantly reduce the value of a Fund’s investments. Terrorism in the United States and around the world has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. Securities markets may be susceptible to market manipulation (e.g., the manipulation of the London Interbank Offered Rate (LIBOR)) or other fraudulent trading practices, which could disrupt the orderly functioning of markets or reduce the value of investments traded in them, including investments of the Funds. Instances of fraud and other deceptive practices committed by senior management of certain companies in which a Fund invests may undermine GMO’s due diligence efforts with respect to such companies, and if such fraud is discovered, negatively affect the value of the Fund’s investments. In addition, when discovered, financial fraud may contribute to overall market volatility, which can negatively impact a Fund’s investment program. Financial fraud also may impact the rates or indices underlying a Fund’s investments.

While the U.S. government has always honored its credit obligations, a default by the U.S. government (as has been threatened in recent years) would be highly disruptive to the U.S. and global securities markets and could significantly reduce the value of the Funds’ investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could adversely affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. Uncertainty surrounding the sovereign debt of several European Union countries, as well as the continued existence of the European Union itself, has disrupted and may continue to disrupt markets in the United States and around the world. If a country changes its currency or leaves the European Union or if the European Union dissolves, the world’s securities markets likely will be significantly disrupted. Substantial government interventions (e.g., currency controls) also could adversely affect the Funds. War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Funds’ investments. During such market disruptions, the Funds’ exposure to the risks described elsewhere in this “Investment and other risks” section will likely increase. Market disruptions, including sudden government interventions, can also prevent the Funds from implementing their investment programs and achieving their investment objectives. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Funds’ derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates, or indices, or to offer them on a more limited basis. To the extent a Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events in that region could have a disproportionate impact on the Fund.

• MARKET RISK. All of the Funds are subject to market risk, which is the risk that the market value of their holdings will decline. Market risks include:

Asset-Backed Securities — Investments in asset-backed securities not only are subject to all of the market risks described under “Market Risk – Fixed Income Investments,” but to other market risks as well.

Asset-backed securities are often exposed to greater risk of severe credit downgrades, illiquidity, and defaults than many other types of fixed income investments. These risks are particularly acute during periods of adverse market conditions, such as those that occurred in 2008. Asset-backed securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, and credit-card receivables. They also may be backed by pools of corporate, sovereign or quasi-sovereign bonds, bank loans to corporations, or a combination of bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees payable to service providers.

As described under “Market Risk — Fixed Income Investments,” the market price of fixed income investments with complex structures, such as asset-backed securities, can decline due to a variety of factors, including market uncertainty about their credit quality and the reliability of their payment streams. Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flow generated by the assets backing the securities, as well as the deal structure (e.g., the amount of underlying assets or other support available to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support and the credit quality of the credit-support provider, if any, and the reliability of various other service providers with access to the payment stream. A problem in any one of these factors can lead to a reduction in the payment stream GMO expected a Fund to receive at the time the Fund purchased the asset-backed security. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities may have. Asset-backed securities backed by sub-prime mortgage loans, in particular, may expose a Fund to significantly greater declines in value due to defaults because sub-prime mortgage loans are typically made to less creditworthy borrowers and thus have a higher risk of default than conventional mortgage loans. The obligations of issuers (and obligors of asset-backed securities) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. As of the date of this report, many asset-backed securities owned by the Funds that were once rated investment grade are now rated below investment grade. See “Credit Risk” for more information about credit risk.

With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the market prices of asset-backed and other fixed income securities. These conditions may occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

The market price of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of documentation for underlying assets also may affect the rights of holders of those underlying assets. The insolvency of an entity that generated the assets underlying an asset-backed security is likely to result in a decline in the market price of that security, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as was provided by the asset-backed security. When interest rates rise, these obligations also may be repaid more slowly than anticipated, and the market price of the Fund’s investment may decrease. In addition, the existence of insurance on an asset-backed security does not guarantee that the principal and interest will be paid because the insurer could default on its obligations.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

The risk of investing in asset-backed securities has increased since the deterioration in worldwide economic and liquidity conditions referred to above because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated. See “Focused Investment Risk” for more information about risks of investing in correlated sectors. A single financial institution may serve as a trustee for many asset-backed securities. As a result, a disruption in that institution’s business may have a material impact on many investments.

Equities — Funds that invest in equities run the risk that the market price of an equity will decline. That decline may be attributable to factors affecting the issuer, such as poor performance by the company’s management or reduced demand for its goods or services, or to factors affecting a particular industry, such as a decline in demand, labor or raw material shortages, or increased production costs. A decline also may result from general market conditions not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Equities generally have significant price volatility, and their market prices can decline in a rapid or unpredictable manner. If a Fund purchases an equity for less than its fundamental fair (or intrinsic) value as determined by GMO, the Fund runs the risk that the market price of the equity will not appreciate or will decline due to GMO’s incorrect assessment of the equity’s fundamental fair (or intrinsic) value. The market prices of equities trading at high multiples of current earnings often are more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples.

To the extent a Fund invests in GMO Risk Premium Fund (“Risk Premium Fund”), the Fund is exposed to Risk Premium Fund’s market risk with respect to equities. Because of Risk Premium Fund’s emphasis on selling put options on stock indices, GMO expects its net asset value to decline when those indices decline in value. Also, Risk Premium Fund’s investment strategy of writing put options on stock indices can be expected to cause the Fund to underperform relative to those indices when those markets rise sharply because of the Fund’s lack of exposure to the upside of those markets.

Fixed Income Investments — Funds that invest in fixed income securities (including bonds, notes, bills, synthetic debt instruments, and asset-backed securities) are subject to various market risks. The market price of a fixed income investment can decline due to market-related factors, including rising interest rates and widening credit spreads, or decreased liquidity stemming from the market’s uncertainty about the value of a fixed income investment (or class of fixed income investments). In addition, the market price of fixed income investments with complex structures, such as asset-backed securities, and sovereign and quasi-sovereign debt instruments, can decline due to uncertainty about their credit quality and the reliability of their payment streams. Some fixed income securities also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as was provided by the fixed income security. When interest rates rise, these securities also may be repaid more slowly than anticipated, and the market price of the Fund’s investment may decrease. During periods of economic uncertainty and change, the market price of a Fund’s investments in below investment grade securities (commonly referred to as “junk bonds”) may be particularly volatile. Often below investment grade securities are subject to greater sensitivity to interest rate and economic changes than higher rated bonds and can be more difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the price at which they were valued when held by the Fund. See “Credit Risk” and “Illiquidity Risk” for more information about these risks.

A risk run by each Fund with a significant investment in fixed income securities is that an increase in prevailing interest rates will cause the market price of those securities to decline. The risk associated with increases in interest rates (also called “interest rate risk”) is generally greater for Funds investing in fixed income securities with longer durations. In addition, in managing some Funds, GMO may seek to evaluate potential investments in part by considering the volatility of interest rates. The value of a Fund’s investments may be significantly reduced if GMO’s assessment proves incorrect.

The extent to which a fixed income security’s price changes with changes in interest rates is referred to as interest rate duration, which can be measured mathematically or empirically. A longer-maturity investment generally has longer interest rate duration because the investment’s fixed rate is locked in for a longer period of time. Floating-rate or adjustable-rate securities, however, generally have shorter interest rate durations because their interest rates are not fixed but rather float up and down as interest rates change. Conversely, inverse floating-rate securities have durations that move in the opposite direction from short-term interest rates and thus tend to underperform fixed rate securities when interest rates rise but outperform them when interest rates decline. Fixed income securities paying no interest, such as zero coupon and principal-only securities, are subject to additional interest rate risk.

The market price of inflation-indexed bonds (including TIPS) typically declines during periods of rising real interest rates (i.e., nominal interest rate minus inflation) and increases during periods of declining real interest rates. In some interest rate environments, such as when real interest rates are rising faster than nominal interest rates, the market price of inflation-indexed bonds may decline more than the price of non-inflation-indexed (or nominal) fixed income bonds with similar maturities.

Generally, when interest rates on short term U.S. Treasury obligations equal or approach zero, a Fund that invests a substantial portion of its assets in U.S. Treasury obligations, such as U.S. Treasury Fund, will have a negative return unless GMO waives or reduces its management fees.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

Fixed income securities denominated in foreign currencies also are subject to currency risk. See “Currency Risk”.

In response to government intervention, economic or market developments, or other factors, fixed income markets may experience periods of high volatility, reduced liquidity or both. During those periods, a Fund could have unusually high shareholder redemptions, requiring it to generate cash by selling securities when it would otherwise not do so, including at unfavorable prices. Fixed income investments may be difficult to value during such periods. In recent periods, central banks and governmental financial regulators, including the U.S. Federal Reserve, have maintained historically low interest rates by purchasing bonds. Steps to curtail or “taper” such activities and other actions by central banks or regulators (such as intervention in foreign currency markets or currency controls) could have a material adverse effect on the Funds.

• MERGER ARBITRAGE RISK. Some Funds may engage in transactions in which a Fund purchases securities at prices below the value of the consideration GMO expects to be paid for them upon consummation of a proposed merger, exchange offer, tender offer, or other similar transaction (“merger arbitrage transactions”). The purchase price paid by the Fund may substantially exceed the market price of the securities before the announcement of the transaction.

If a Fund engages in a merger arbitrage transaction and that transaction later appears unlikely to be consummated or, in fact, is not consummated or is delayed, the market prices of the securities purchased by the Fund may decline sharply, resulting in losses to the Fund. The risk/reward payout of merger arbitrage strategies typically is asymmetric, as the losses in failed transactions often far exceed the gains in successful transactions. A merger arbitrage transaction can fail for many reasons, including regulatory and antitrust restrictions, political motivations, industry weakness, stock specific events, failed financings, and general market declines.

Merger arbitrage strategies depend for success on the overall volume of merger activity, which has historically been cyclical. When merger activity is low, GMO may be unable to identify enough opportunities to provide sufficient diversification.

Merger arbitrage strategies are subject to the risk of overall market movements, and a Fund may experience losses even if a transaction is consummated. A Fund’s investments in derivatives or short sales of securities to hedge or otherwise adjust long or short investment exposure in connection with a merger arbitrage transaction may not perform as GMO expected or may otherwise reduce the Fund’s gains or increase its losses. Also, a Fund may be unable to hedge against market fluctuations or other risks. In addition, a Fund that sells securities short that GMO expects it to receive upon consummation of a transaction but it does not actually receive (and thus has an unintended “naked” short position) may be required to cover its short position at a time when the securities sold short have appreciated in value, thus resulting in a loss.

• NON-DIVERSIFIED FUNDS. All of the Funds are not “diversified” investment companies within the meaning of the 1940 Act. This means they are allowed to invest in the securities of relatively few issuers. As a result, they may be subject to greater credit, market and other risks, and poor performance by a single issuer may have a greater impact on their performance, than if they were “diversified.”

In addition, each of the Funds may invest a portion of its assets in shares of one or more other GMO Funds that are not diversified investment companies under the 1940 Act. Each of the Funds may invest without limitation in other GMO Funds that are not diversified.

• NON-U.S. INVESTMENT RISK. Funds that invest in non-U.S. securities are subject to more risks than Funds that invest only in U.S. securities. Non-U.S. securities markets often include securities of only a small number of companies in a limited number of industries. As a result, the market prices of many of the securities traded on those markets fluctuate more than those of U.S. securities. In addition, issuers of non-U.S. securities often are not subject to as much regulation as U.S. issuers, and the reporting, accounting, custody, and auditing standards to which those issuers are subject differ, in some cases significantly, from U.S. standards. Transactions in non-U.S. securities generally involve higher commission rates, transfer taxes and custodial costs. In addition, some jurisdictions may limit a Fund’s ability to profit from short-term trading (as defined in the relevant jurisdiction).

A Fund may be subject to non-U.S. taxation, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. A Fund may seek a refund of taxes paid, but its efforts may not be successful, in which case the Fund will have incurred additional expenses for no economic benefit. A Fund’s decision to seek a refund is in its sole discretion, and, particularly in light of the cost involved, it may decide not to seek a refund, even if eligible. The outcome of a Fund’s efforts to obtain a refund may be unpredictable. Accordingly, a refund is not typically reflected in a Fund’s net asset value until it is received or until the Fund determines there is a high likelihood the refund will be received. In some cases, the amount of a refund could be material to a Fund’s net assets. Absent a determination that a refund is collectible and free from significant contingencies, such amount is not typically reflected in a Fund’s net assets. For information on possible special Australian tax consequences of an investment in the Funds, see the Funds’ Prospectus and Statement of Additional Information for more information.

Also, investing in non-U.S. securities exposes a Fund to the risk of nationalization, expropriation, or confiscatory taxation of assets of their issuers, other government involvement in the economy or in the affairs of specific companies or industries (including in the case of wholly or partially state-owned enterprises), adverse changes in investment regulations, capital requirements or exchange controls (which may include suspension of the ability to transfer currency from a country), and adverse political and diplomatic developments, including the imposition of economic sanctions.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

In some non-U.S. securities markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. securities markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose a Fund to credit and other risks it does not have in the United States with respect to brokers, custodians, clearing banks or other clearing agents, escrow agents, and issuers. Fluctuations in foreign currency exchange rates also affect the market value of a Fund’s non-U.S. investments (see “Currency Risk”).

The Funds need a license to invest directly in many non-U.S. securities markets. These licenses are often subject to limitations, including maximum investment amounts. Once a license is obtained, a Fund’s ability to continue to invest directly is subject to the risk that the license will be terminated or suspended. If a license to invest in a particular market is terminated or suspended, to obtain exposure to that market the Fund will be required to purchase American Depositary Receipts, Global Depositary Receipts, shares of other funds that are licensed to invest directly, or derivative instruments. The receipt of a non-U.S. license by one of GMO’s clients may preclude other clients, including a Fund, from obtaining a similar license, and this could limit the Fund’s investment opportunities. In addition, the activities of a GMO client could cause the suspension or revocation of a license and thereby limit the Funds’ investment opportunities.

Funds that invest a significant portion of their assets in securities of issuers tied economically to emerging countries (or investments related to emerging markets) are subject to greater non-U.S. investment risk than Funds investing primarily in more developed non-U.S. countries (or markets). The risks of investing in those securities include: greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers of securities in a Fund’s portfolio; greater governmental involvement in the economy or in the affairs of specific companies or industries (including in the case of wholly or partially state-owned enterprises); less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on a Fund’s ability to exchange local currencies for U.S. dollars; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; difficulties in obtaining and enforcing legal judgments; and significantly smaller market capitalizations of issuers. In addition, the economies of emerging countries may be predominantly based on only a few industries or dependent on revenues from particular commodities.

• SMALL COMPANY RISK. Companies with smaller market capitalizations may have limited product lines, markets, or financial resources, may lack the competitive strength of larger companies, may have inexperienced managers or may depend on a smaller group of key employees as compared to larger companies. In addition, their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations. Market risk and illiquidity risk are particularly pronounced for securities of these companies.

Temporary Defensive Positions. Temporary defensive positions are positions that are inconsistent with a Fund’s principal investment strategies and are taken in response to adverse market, economic, political, or other conditions.

Benchmark-Free Allocation Fund, Benchmark-Free Fund and Implementation Fund may take temporary defensive positions if deemed prudent by GMO.

To the extent a Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

4.	Derivative financial instruments

At February 28, 2017, only Alpha Only Fund, Implementation Fund, SGM Major Markets Fund and Special Opportunities Fund held derivative financial instruments directly. For a listing of derivative financial instruments held by the underlying funds, if any, please refer to the underlying funds’ Schedule of Investments. The derivative information provided below only pertains to direct investments made by Alpha Only Fund, Benchmark-Free Fund, Implementation Fund, SGM Major Markets Fund and Special Opportunities Fund (or their wholly-owned subsidiary).

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, that are used to increase, decrease or adjust elements of the investment exposures of a Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

Use of Derivatives by Alpha Only Fund and Special Opportunities Fund

Alpha Only Fund’s investment program involves having both long and short investment exposures. Alpha Only Fund seeks to construct a portfolio in which it has long investment exposure to asset classes and sub-asset classes that GMO expects will outperform relative to the asset classes and sub-asset classes to which it has short investment exposure.

The Funds may use derivatives to gain long investment exposure to securities or other assets. For example, a Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Funds also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts, and options) to gain exposure to a given currency. In addition, Special Opportunities Fund may use derivatives to gain investment exposure to commodities, including the use of exchange-traded futures and foreign exchange contracts to gain exposure to a range of global equity, bond, currency, and commodity markets.

The Funds may use derivatives in an attempt to reduce their investment exposures (which may result in a reduction below zero). A Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that GMO believes is highly correlated with the relevant currency.

The Funds may use derivatives in an attempt to adjust elements of their investment exposures to various securities, sectors, markets, indices, and currencies (and in the case of Special Opportunities Fund, commodities) without actually having to sell existing investments or make new direct investments. For example, if a Fund holds a large proportion of stocks of companies in a particular sector and GMO believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting its investment exposures, a Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currencies in which its equities are traded.

The Funds may use derivatives to effect transactions intended as substitutes for securities lending.

Special Opportunities Fund may have investment exposures in excess of its net assets (i.e., it may be leveraged). Alpha Only Fund is not limited in its use of derivatives or in the total notional value of its derivative positions. As a result of its derivative positions, Alpha Only Fund will typically have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. Alpha Only Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

A Fund’s foreign currency exposure may differ significantly from the currencies in which its equities are traded

Use of Derivatives by Benchmark-Free Fund and Implementation Fund

The Funds may use derivatives to gain long investment exposure to securities, commodities or other assets. For example, a Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Funds also may use exchange-traded futures and forward foreign exchange contracts to gain exposure to a range of global equity, bond, currency, and commodity markets and may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Funds may use derivatives such as futures, related options, and swap contracts, in an attempt to reduce their investment exposures (which may result in a reduction below zero). For example, a Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer or may use a bond futures contract to short the bond market of a particular country. A Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that GMO believes is highly correlated with the relevant currency. Implementation Fund uses exchange-traded futures and forward contracts as an integral part of its investment program.

The Funds may use derivatives in an attempt to adjust elements of their investment exposures to individual commodities, various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if a Fund holds a large proportion of a certain type of security or commodity and GMO believes that another security or commodity will outperform such security or commodity, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of those stocks) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). Long and short swap contracts and contracts for differences also may be used for these purposes. Derivatives used to effect synthetic sales and purchases will generally be unwound as actual portfolio securities are sold and purchased. In adjusting investment exposures, each Fund also may use currency derivatives, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio. Each Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

The Funds may use derivatives to effect transactions intended as substitutes for securities lending.

Each of the Funds is not limited in its use of derivatives or in the total notional value of its derivative positions. As a result of their derivative positions, the Funds may have gross investment exposures in excess of their net assets (i.e., the Funds may be leveraged) and therefore are subject to heightened risk of loss. Each Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

Use of Derivatives by SGM Major Markets Fund

The Fund invests in a range of global equity, bond, currency, and commodity markets using exchange traded futures and forward non-U.S. exchange contracts as well as making other investments.

The Fund may use derivatives to gain long and/or short investment exposure to global equities, bonds, currencies, commodities, or other assets. In particular, the Fund may use exchange traded futures and forward foreign exchange contracts to gain exposure to a range of global equity, bond, currency, and commodity markets. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to adjust its investment exposures. For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that GMO believes is highly correlated with the relevant currency.

The Fund may use derivatives, such as futures, related options, and swap contracts, in an attempt to adjust elements of its investment exposures to individual commodities, various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of a certain type of security or commodity and GMO believes that another security or commodity will outperform such security or commodity, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). Long and short swap contracts and contracts for differences also may be used for these purposes. Derivatives used to effect synthetic sales and purchases will generally be unwound as actual portfolio securities are sold and purchased. In addition, the Fund may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. In adjusting its investment exposure, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currencies in which its equities are traded.

The Fund is not limited in its use of derivatives or in the total notional value of its derivative positions. As a result of its derivative positions, the Fund will typically have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. The Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

* * *

Certain derivatives transactions that may be used by the Funds, including certain interest rate swaps and certain credit default index swaps, are required to be transacted through a central clearing organization. The Funds hold cleared derivatives transactions, if any, through clearing members, who are members of derivatives clearing houses. Certain other derivatives, including futures and certain options, are transacted on exchanges. The Funds hold exchange-traded derivatives through clearing brokers that are typically members of the exchanges. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing brokers generally can require termination of existing cleared or exchange-traded derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses and exchanges also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of a Fund to pursue its investment strategy. Also, a Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. See “Investment and other risks” above for further information.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

For Funds that held derivatives during the year ended February 28, 2017, the following table shows how the Fund used these derivatives (marked with an X):

Type of Derivative and Objective for Use	Alpha Only Fund	Benchmark- Free Fund	Consolidated Implementation Fund*	Consolidated Special Opportunities Fund‡	Consolidated SGM Major Markets Fund¤
Forward currency contracts
Adjust currency exchange rate risk					X
Adjust exposure to foreign currencies	X	X	X	X	X
Manage against anticipated currency exchange rate changes			X
Futures contracts
Adjust exposure to certain securities markets		X	X		X
Substitute for direct investment				X	X
Maintain the diversity and liquidity of the portfolio		X	X		X
Hedge some or all of the broad market exposure of the underlying funds and/or assets in which the Fund invests	X
Adjust interest rate exposure			X		X
Options (Purchased)
Substitute for direct equity investment			X
Adjust currency exchange rate risk			X
Adjust exposure to foreign currencies			X
Adjust interest rate exposure			X
Options (Written)
Substitute for direct equity investment			X	X
Adjust currency exchange rate risk			X
Adjust exposure to foreign currencies			X
Adjust interest rate exposure			X
Swap contracts
Adjust interest rate exposure			X
Adjust exposure to foreign currencies			X
Substitute for direct investment in securities		X	X
Achieve exposure to a reference entity’s credit			X	X
Rights and/or warrants
Received as a result of corporate actions	X	X	X	X

*	Certain derivatives are held by Implementation Fund’s wholly-owned subsidiary.
‡	Certain derivatives are held by Special Opportunities Fund’s wholly-owned subsidiary.
¤	Certain derivatives are held by SGM Major Markets Fund’s wholly-owned subsidiary.

Forward currency contracts

The Funds may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market price of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked-to-market daily using rates supplied by a quotation service and changes in value are recorded by

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

each Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was settled.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose a Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. Forward currency contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Futures contracts

The Funds may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, a Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (and if the futures are traded outside the U.S. and the market for such futures is closed prior to the close of the NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The value of each of the Fund’s futures contracts is marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by each Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin as recorded on the Statements of Assets and Liabilities. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Funds to the risk that they may not be able to enter into a closing transaction due to an illiquid market. Futures contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

Options

The Funds may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. “Quanto” options are cash-settled options in which the underlying asset (often an index) is denominated in a currency other than the currency in which the option is settled. By purchasing options a Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. A Fund pays a premium for a purchased option. That premium, if any, which is disclosed in the Schedule of Investments, is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. Purchased option contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

The Funds may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies they own or in which they may invest. Writing options alters a Fund’s exposure to the underlying asset by, in the case of a call option, obligating that Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating that Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, a Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that a Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose a Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Written option contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

When an option contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed in the Statements of Operations.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

For the year ended February 28, 2017, investment activity in options contracts written by the Funds was as follows:

	Puts			Calls

	Principal Amount of Contracts	Number of Contracts	Premiums	Principal Amount of Contracts	Number of Contracts	Premiums
Consolidated Implementation Fund
Outstanding, beginning of period	66,117,704	4,296	$3,619,425	2,530,576,425	7,337	$97,090,157
Options written	—	25,216	4,845,584	364,398,000	80,263	28,346,793
Options bought back	(33,061,000)	(25,216)	(6,963,911)	(2,894,979,000)	(7,842)	(113,716,686)
Options expired	(33,056,704)	(4,296)	(1,501,098)	4,575	(44,091)	(4,828,466)
Options exercised	—	—	—	—	(2,737)	(1,675,040)

Outstanding, end of period	—	—	$—	—	32,930	$5,216,758

Consolidated Special Opportunities Fund
Outstanding, beginning of period	—	430	$419,205	—	—	$—
Options written	—	8,120	7,208,786	—	—	—
Options bought back	—	—	—	—	—	—
Options expired	—	(4,200)	(4,618,825)	—	—	—
Options exercised	—	—	—	—	—	—

Outstanding, end of period	—	4,350	$3,009,166	—	—	$—

In a credit linked option contract, one party makes payments to another party in exchange for the option to exercise a contract where the buyer has the right to receive a specified return if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities and a specified decrease in the value of the related collateral occurs. A writer of a credit linked option receives periodic payments in return for its obligation to pay an agreed-upon value to the other party if they exercise their option in the case of a credit event. If no credit event occurs, the seller has no payment obligation and will keep the premiums received.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions (and if the market of the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The Funds value OTC options using industry models and inputs provided by primary pricing sources.

Swap contracts

The Funds may directly or indirectly use various swap contracts, including, without limitation, swaps on securities and securities indices, total return swaps, interest rate swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps, municipal swaps, dividend swaps, volatility swaps, correlation swaps and other types of available swaps. A swap contract is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap contract and during the term of the transaction, a Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap contract are included in the fair market value of the swap. The Funds do not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses in the Statements of Operations. A liquidation payment received or made at the termination of the swap contract is recorded as realized gain or loss in the Statements of Operations.

Interest rate swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive interest (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal). Basis swaps are interest rate swaps that involve the exchange of two floating interest rate payments and may involve the exchange of two different currencies.

Inflation swaps involve the exchange of a floating rate linked to an index for a fixed rate interest payment with respect to a notional amount or principal.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

Total return swap contracts involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or futures contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap contract, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap contracts on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap contracts on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Correlation swaps involve receiving a stream of payments based on the actual average correlation between or among the price movements of two or more underlying variables over a period of time, in exchange for making a regular stream of payments based on a fixed “strike” correlation level (or vice versa), where both payment streams are based on a notional amount. The underlying variables may include, without limitation, commodity prices, exchange rates, interest rates and stock indices.

Variance swap contracts involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Forward starting dividend swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive the changes in a dividend index point. A Fund gains exposure by either paying or receiving an amount in respect of an increase or decrease in the change of the relevant dividend index point based on a notional amount. For example, if a Fund took a long position on a dividend index swap, the Fund would receive payments if the relevant index point increased in value and would be obligated to pay if that index point decreased in value.

Future swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive the changes in an index. The Fund gains exposure by either paying or receiving an amount in respect of an increase or decrease in the change of the index based on a notional amount. For example, if the Fund took a long position on a future swap, the Fund would receive payments if the relevant index increased in value and would be obligated to pay if that index decreased in value.

Generally, the Funds price their OTC swap contracts daily using industry standard models that may incorporate quotations from market makers or pricing vendors and record the change in value, if any, as unrealized gain or loss in the Statements of Operations. Gains or losses are realized upon the termination of the swap contracts or reset dates, as appropriate. Cleared swap contracts are valued using the quote (which may be based on a model) published by the relevant clearing house. If an updated quote for a cleared swap contract is not available by the time that a Fund calculates its net asset value on any business day, then that swap contract will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house.

The values assigned to swap contracts may differ significantly from the values realized upon termination, and the differences could be material. Entering into swap contracts involves counterparty credit, legal, and documentation risk that is generally not reflected in the value assigned to the swap contract. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that a Fund has amounts on deposit in excess of amounts owed by that Fund, or that any collateral the other party posts is insufficient or not timely received by a Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. Swap contracts outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

Rights and warrants

The Funds may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in the section entitled “Options” above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. Rights and/or warrants outstanding at the end of the year, if any, are listed in each applicable Fund’s Schedule of Investments.

As provided by U.S. GAAP, the table below is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Funds (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The following is a summary of the valuations of derivative instruments categorized by risk exposure.

The Effect of Derivative Instruments on the Statements of Assets and Liabilities as of February 28, 2017 and the Statements of Operations for the year ended February 28, 2017^:

The risks referenced in the tables below are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Portfolio valuation” sections for a further discussion of risks.

	Credit Contracts	Commodity Contracts	Equity Contracts	Foreign Currency Contracts	Inflation Contracts	Interest Rate Contracts	Other Contracts	Total
Alpha Only Fund
Asset Derivatives
Investments, at value (rights and/or warrants)	$—	$—	$3,174	$—	$—	$—	$—	$3,174
Unrealized Appreciation on Futures Contracts¤	—	—	24,455	—	—	—	—	24,455

Total	$—	$—	$27,629	$—	$—	$—	$—	$27,629

Derivatives not subject to Master Agreements	$—	$—	$3,174	$—	$—	$—	$—	$3,174

Total subject to Master Agreements	$—	$—	$24,455	$—	$—	$—	$—	$24,455

Liability Derivatives
Unrealized Depreciation on Futures Contracts¤	$—	$—	$(8,407,599)	$—	$—	$—	$—	$(8,407,599)

Total	$—	$—	$(8,407,599)	$—	$—	$—	$—	$(8,407,599)

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$—	$—	$(8,407,599)	$—	$—	$—	$—	$(8,407,599)

Net Realized Gain (Loss) on
Forward Currency Contracts	$—	$—	$—	$108,902	$—	$—	$—	108,902
Futures Contracts	—	—	(45,393,896)	—	—	—	—	(45,393,896)

Total	$—	$—	$(45,393,896)	$108,902	$—	$—	$—	$(45,284,994)

Change in Net Unrealized Appreciation (Depreciation) on
Investments (rights and/or warrants)	$—	$—	$3,198	$—	$—	$—	$—	$3,198
Forward Currency Contracts	—	—	—	108,542	—	—	—	108,542
Futures Contracts	—	—	(7,921,154)	—	—	—	—	(7,921,154)

Total	$—	$—	$(7,917,956)	$108,542	$—	$—	$—	$(7,809,414)

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

	Credit Contracts	Commodity Contracts	Equity Contracts	Foreign Currency Contracts	Inflation Contracts	Interest Rate Contracts	Other Contracts	Total
Benchmark-Free Fund
Asset Derivatives
Investments, at value (rights and/or warrants)	$—	$—	$127,848	$—	$—	$—	$—	$127,848

Total	$—	$—	$127,848	$—	$—	$—	$—	$127,848

Derivatives not subject to Master Agreements	$—	$—	$127,848	$—	$—	$—	$—	$127,848

Total subject to Master Agreements	$—	$—	$—	$—	$—	$—	$—	$—

Net Realized Gain (Loss) on
Investments (rights and/or warrants)	$—	$—	$30	$—	$—	$—	$—	$30
Forward Currency Contracts	—	—	—	5,196,244	—	—	—	5,196,244
Futures Contracts	—	—	6,495,210	—	—	—	—	6,495,210
Swap Contracts	—	—	299,633	—	—	—	—	299,633

Total	$—	$—	$6,794,873	$5,196,244	$—	$—	$—	$11,991,117

Change in Net Unrealized Appreciation (Depreciation) on
Investments (rights and/or warrants)	$—	$—	$127,848	$—	$—	$—	$—	$127,848
Forward Currency Contracts	—	—	—	(7,251,480)	—	—	—	(7,251,480)
Futures Contracts	—	—	(197,030)	—	—	—	—	(197,030)
Swap Contracts	—	—	19,340	—	—	—	—	19,340

Total	$—	$—	$(49,842)	$(7,251,480)	$—	$—	$—	$(7,301,322)

Consolidated Implementation Fund
Asset Derivatives
Investments, at value (purchased options)	$—	$—	$11,446,555	$671,408	$—	$—	$—	$12,117,963
Investments, at value (rights and/or warrants)	—	—	7,665,317	—	—	—	—	7,665,317
Unrealized Appreciation on Forward Currency Contracts	—	—	—	7,738,252	—	—	—	7,738,252
Unrealized Appreciation on Futures Contracts¤	—	—	—	—	—	134,332	—	134,332
Unrealized Appreciation on Swap Contracts¤	12,514,978	—	573,066	—	—	2,952,937	—	16,040,981

Total	$12,514,978	$—	$19,684,938	$8,409,660	$—	$3,087,269	$—	$43,696,845

Derivatives not subject to Master Agreements	$—	$—	$7,665,317	$—	$—	$—	$—	$7,665,317

Total subject to Master Agreements	$12,514,978	$—	$12,019,621	$8,409,660	$—	$3,087,269	$—	$36,031,528

Liability Derivatives
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$—	$(8,602,052)	$—	$—	$—	$(8,602,052)
Unrealized Depreciation on Futures Contracts¤	—	—	—	—	—	(77,397)	—	(77,397)
Written Options, at value	—	—	(6,833,745)	—	—	—	—	(6,833,745)
Unrealized Depreciation on Swap Contracts¤	(2,410,662)	—	—	—	—	(17,869,637)	—	(20,280,299)

Total	$(2,410,662)	$—	$(6,833,745)	$(8,602,052)	$—	$(17,947,034)	$—	$(35,793,493)

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$(2,410,662)	$—	$(6,833,745)	$(8,602,052)	$—	$(17,947,034)	$—	$(35,793,493)

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

	Credit Contracts	Commodity Contracts	Equity Contracts	Foreign Currency Contracts	Inflation Contracts	Interest Rate Contracts	Other Contracts	Total
Consolidated Implementation Fund (continued)
Net Realized Gain (Loss) on
Investments (purchased options)	$—	$—	$(29,814,733)	$(43,281,107)	$—	$(114,882,740)	$—	$(187,978,580)
Investments (rights and/or warrants)	—	—	229,668	—	—	—	—	229,668
Forward Currency Contracts	—	—	—	28,499,131	—	—	—	28,499,131
Futures Contracts	—	—	—	—	—	(1,780,766)	—	(1,780,766)
Written Options	—	—	7,184,423	3,433,332	—	(31,674,503)	—	(21,056,748)
Swap Contracts	(3,316,600)	—	(1,683,964)	—	—	95,659,461	—	90,658,897

Total	$(3,316,600)	$—	$(24,084,606)	$(11,348,644)	$—	$(52,678,548)	$—	$(91,428,398)

Change in Net Unrealized Appreciation (Depreciation) on
Investments (purchased options)	$—	$—	$12,416,432	$35,969,161	$—	$92,576,564	$—	$140,962,157
Investments (rights and/or warrants)	—	—	4,283,013	—	—	—	—	4,283,013
Forward Currency Contracts	—	—	—	(15,335,650)	—	—	—	(15,335,650)
Futures Contracts	—	—	—	—	—	52,234	—	52,234
Written Options	—	—	(1,947,044)	(4,178,872)	—	39,235,302	—	33,109,386
Swap Contracts	(9,436,595)	—	7,022,530	—	—	(112,405,241)	—	(114,819,306)

Total	$(9,436,595)	$—	$21,774,931	$16,454,639	$—	$19,458,859	$—	$48,251,834

Consolidated SGM Major Markets Fund
Asset Derivatives
Unrealized Appreciation on Forward Currency Contracts	$—	$—	$—	$4,554,205	$—	$—	$—	$4,554,205
Unrealized Appreciation on Futures Contracts¤	—	497,144	39,305,472	—	—	377,356	—	40,179,972

Total	$—	$497,144	$39,305,472	$4,554,205	$—	$377,356	$—	$44,734,177

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$—	$497,144	$39,305,472	$4,554,205	$—	$377,356	$—	$44,734,177

Liability Derivatives
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$—	$(1,566,533)	$—	$—	$—	$(1,566,533)
Unrealized Depreciation on Futures Contracts¤	—	(3,944,900)	(4,925,768)	—	—	(5,903,705)	—	(14,774,373)

Total	$—	$(3,944,900)	$(4,925,768)	$(1,566,533)	$—	$(5,903,705)	$—	$(16,340,906)

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$—	$(3,944,900)	$(4,925,768)	$(1,566,533)	$—	$(5,903,705)	$—	$(16,340,906)

Net Realized Gain (Loss) on
Forward Currency Contracts	$—	$—	$—	$37,499,519	$—	$—	$—	$37,499,519
Futures Contracts	—	(17,012,067)	52,424,332	—	—	(22,886,412)	—	12,525,853

Total	$—	$(17,012,067)	$52,424,332	$37,499,519	$—	$(22,886,412)	$—	$50,025,372

Change in Net Unrealized Appreciation (Depreciation) on
Forward Currency Contracts	$—	$—	$—	$(12,239,229)	$—	$—	$—	$(12,239,229)
Futures Contracts	—	(2,604,567)	22,690,233	—	—	6,482,893	—	26,568,559

Total	$—	$(2,604,567)	$22,690,233	$(12,239,229)	$—	$6,482,893	$—	$14,329,330

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

	Credit Contracts	Commodity Contracts	Equity Contracts	Foreign Currency Contracts	Inflation Contracts	Interest Rate Contracts	Other Contracts	Total
Consolidated Special Opportunities Fund
Asset Derivatives
Unrealized Appreciation on Forward Currency Contracts	$—	$—	$—	$2,531	$—	$—	$—	$2,531

Total	$—	$—	$—	$2,531	$—	$—	$—	$2,531

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$—	$—	$—	$2,531	$—	$—	$—	$2,531

Liability Derivatives
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$—	$(11,774)	$—	$—	$—	$(11,774)
Unrealized Depreciation on Futures Contracts¤	—	(3,029,447)	—	—	—	—	—	(3,029,447)
Written Options, at value	—	—	(1,795,700)	—	—	—	—	(1,795,700)

Total	$—	$(3,029,447)	$(1,795,700)	$(11,774)	$—	$—	$—	$(4,836,921)

Derivatives not subject to Master Agreements	$—	$—	$—	$—	$—	$—	$—	$—

Total subject to Master Agreements	$—	$(3,029,447)	$(1,795,700)	$(11,774)	$—	$—	$—	$(4,836,921)

Net Realized Gain (Loss) on
Investments (rights and/or warrants)	$—	$—	$(1,909,116)	$—	$—	$—	$—	$(1,909,116)
Forward Currency Contracts	—	—	—	(1,019,528)	—	—	—	(1,019,528)
Futures Contracts	—	(351,959)	—	—	—	—	—	(351,959)
Written Options	—	—	4,618,825	—	—	—	—	4,618,825
Swap Contracts	135,530	—	—	—	—	—	—	135,530

Total	$135,530	$(351,959)	$2,709,709	$(1,019,528)	$—	$—	$—	$1,473,752

Change in Net Unrealized Appreciation (Depreciation) on
Investments (rights and/or warrants)	$—	$—	$2,076,605	$—	$—	$—	$—	$2,076,605
Forward Currency Contracts	—	—	—	797,777	—	—	—	797,777
Futures Contracts	—	(1,749,496)	—	—	—	—	—	(1,749,496)
Written Options	—	—	832,961	—	—	—	—	832,961
Swap Contracts	(899,007)	—	—	—	—	—	—	(899,007)

Total	$(899,007)	$(1,749,496)	$2,909,566	$797,777	$—	$—	$—	$1,058,840

^	Because the Funds recognize changes in value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these tables.
¤	The table includes cumulative unrealized appreciation/depreciation of futures and cleared swap contracts, if any, as reported in the Schedule of Investments. Year end variation margin on open futures and cleared swap contracts, if any, is reported within the Statements of Assets and Liabilities.

Certain Funds are party to International Swaps and Derivatives Association, Inc. Master Agreements, Global Master Repurchase Agreements or other similar types of agreements (collectively, “Master Agreements”) that generally govern the terms of some OTC derivative transactions, repurchase agreements and reverse repurchase agreements. The Master Agreements may include collateral posting terms and netting provisions that apply in the event of a default and/or termination event. Upon the occurrence of such an event, including the bankruptcy or insolvency of the counterparty, the Master Agreements may permit the non-defaulting party to calculate a single net payment to close out applicable transactions. However, there is no guarantee that the terms of a Master Agreement will be enforceable; for example, when bankruptcy or insolvency laws impose restrictions on or prohibitions against the right of offset. Additionally, the netting and close out provisions of a Master Agreement may not extend to the obligations of the counterparty’s affiliates or across varying types of transactions. Because no such event has occurred, the Funds do not presently have a legally enforceable right of set-off and these amounts have not been offset in the Statements of Assets and Liabilities, but have been presented separately in the table below. Termination events may also include a decline in the net assets of a Fund below a certain level over a specified period of time and may entitle a counterparty to elect to terminate early with respect to some or all the transactions under the

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

Master Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse impact on a Fund’s operations. An estimate of the aggregate net payment, if any, that may need to be made by a Fund in such an event is represented by the unrealized amounts in the tables below. For more information about other uncertainties and risks, see “Investments and other risks” above.

For financial reporting purposes, on the Statements of Assets and Liabilities any cash collateral that has been pledged to cover obligations of the Funds is reported as Due from Broker and any cash collateral received from the counterparty is reported as Due to Broker. Any non-cash collateral pledged by the Funds is noted in the Schedules of Investments. The tables below show the potential effect of netting arrangements made available by the Master Agreements on the financial position of the Funds. For financial reporting purposes, the Funds’ Statements of Assets and Liabilities generally show derivative assets and derivative liabilities (regardless of whether they are subject to netting arrangements) on a gross basis, which reflects the full risks and exposures of the Fund prior to netting. See Note 2 for information on repurchase agreements and reverse repurchase agreements held by the Funds at February 28, 2017, if any.

The tables above present the Funds’ derivative assets and liabilities by type of financial instrument. The following tables present the Funds’ OTC and/or exchange-traded derivative assets and liabilities by counterparty net of amounts that may be available for offset under the Master Agreements by the terms of the agreement and net of the related collateral received or pledged by the Funds as of February 28, 2017:

Consolidated Implementation Fund

Counterparty	Gross Derivative Assets Subject to Master Agreements	Collateral Received	Derivative Assets/(Liabilities) Available for Offset	Net Amount of Derivative Assets
Bank of America, N.A.	$22,566	$—	$22,566	$—
Barclays Bank plc	576,699	(334,677)	(242,022)	—	*
Goldman Sachs International	12,058,709	(4,682,191)	(6,466,945)	909,573
JPMorgan Chase Bank, N.A.	1,742,088	—	1,742,088	—
Morgan Stanley & Co. International PLC	988,434	—	988,434	—
Morgan Stanley & Co. LLC	11,446,555	—	(6,833,745)	4,612,810

Total	$26,835,051	$(5,016,868)	$(10,789,624)	$5,522,383

Counterparty	Gross Derivative Liabilities Subject to Master Agreements	Collateral Pledged	Derivative (Assets)/Liabilities Available for Offset	Net Amount of Derivative Liabilities
Bank of America, N.A.	$390,825	$—	$(22,566)	$368,259
Barclays Bank plc	242,022	—	242,022	—
Credit Suisse International	67,775	—	—	67,775
Goldman Sachs International	6,466,945	—	6,466,945	—
JPMorgan Chase Bank, N.A.	2,702,309	(960,221)	(1,742,088)	—	*
Morgan Stanley & Co. International PLC	1,142,838	(19,959)	(988,434)	134,445
Morgan Stanley & Co. LLC	6,833,745	—	6,833,745	—	*

Total	$17,846,459	$(980,180)	$10,789,624	$570,479

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

Consolidated SGM Major Markets Fund

Counterparty	Gross Derivative Assets Subject to Master Agreements	Collateral Received	Derivative Assets/(Liabilities) Available for Offset	Net Amount of Derivative Assets
JPMorgan Chase Bank, N.A.	$1,936,842	$—	$(907,522)	$1,029,320
Morgan Stanley & Co. International PLC	1,247,863	(236,000)	(86,691)	925,172
State Street Bank and Trust Company	203,211	—	(152,259)	50,952
UBS AG	1,166,289	(539,895)	(420,061)	206,333

Total	$4,554,205	$(775,895)	$(1,566,533)	$2,211,777

Counterparty	Gross Derivative Liabilities Subject to Master Agreements	Collateral Pledged	Derivative (Assets)/Liabilities Available for Offset	Net Amount of Derivative Liabilities
JPMorgan Chase Bank, N.A.	$907,522	$—	$907,522	$—	*
Morgan Stanley & Co. International PLC	86,691	—	86,691	—
State Street Bank and Trust Company	152,259	—	152,259	—
UBS AG	420,061	—	420,061	—

Total	$1,566,533	$—	$1,566,533	$—

Consolidated Special Opportunities Fund

Counterparty	Gross Derivative Assets Subject to Master Agreements	Collateral Received	Derivative Assets/(Liabilities) Available for Offset	Net Amount of Derivative Assets
Morgan Stanley & Co. International PLC	$2,531	$—	$2,531	$—	*

Total	$2,531	$—	$2,531	$—

Counterparty	Gross Derivative Liabilities Subject to Master Agreements	Collateral Pledged	Derivative (Assets)/Liabilities Available for Offset	Net Amount of Derivative Liabilities
Goldman Sachs International	$384	$—	$—	$384
Morgan Stanley & Co. International PLC	11,390	—	(2,531)	8,859
Morgan Stanley & Co. LLC	1,795,700	(1,795,700)	—	—	*

Total	$1,807,474	$(1,795,700)	$(2,531)	$9,243

*	The actual collateral received and/or pledged is more than the amount shown.

The average derivative activity of notional amounts (forward currency contracts, futures contracts and swap contracts), market values (rights and/or warrants), and principal amounts or number of contracts (options) outstanding, based on absolute values, at each month-end, was as follows for the year ended February 28, 2017:

Fund Name	Forward Currency Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Options (Principal)	Options (Contracts)	Rights and/ or Warrants ($)
Alpha Only Fund	5,451,944	218,166,259	—	—	—	2,149
Benchmark-Free Fund	82,198,988	840,930*	328,856	—	—	48,500
Implementation Fund	1,705,479,629	17,338,259	13,229,211,976	1,148,723,597	72,468	1,508,229
Consolidated Consolidated SGM Major Markets Fund	1,135,360,118	1,896,828,838	—	—	—	—
Consolidated Special Opportunities Fund	62,722,547	7,025,897	19,520,354	—	3,368	3,716,262

*	During the year ended February 28, 2017, the Fund did not hold this investment type at any month-end; therefore, the average amount outstanding was calculated using daily outstanding absolute values.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

5.	Fees and other transactions with affiliates

GMO receives a management fee for the services it provides to certain Funds. Management fees are paid monthly at the annual rate equal to the percentage of each Fund’s average daily net assets set forth in the table below:

	Alpha Only Fund	Benchmark- Free Allocation Fund	Benchmark-Free Fund	Global Asset Allocation Fund	Global Developed Equity Allocation Fund	Global Equity Allocation Fund	Implemen- tation Fund	International Developed Equity Allocation Fund	International Equity Allocation Fund	SGM Major Markets Fund	Special Opportunities Fund	Strategic Opportunities Allocation Fund
Management Fee	0.50%	0.65%	—	—	—	—	—	—	—	0.85%	1.10%	—

For certain Funds above, GMO does not charge the Fund a management fee or shareholder service fee, but it receives management and/or shareholder service fees from the underlying funds in which the Fund invests. Because those fees vary from fund to fund, the levels of indirect net expenses set forth below are affected by GMO’s asset allocation decisions.

In addition, each class of shares of certain Funds pays GMO directly or indirectly a shareholder service or supplemental support fee. Shareholder service fees are paid to GMO for providing client services and reporting, such as performance information, client account information, personal and electronic access to Fund information, access to analysis and explanations of Fund reports, and assistance in maintaining and correcting client-related information. Class MF shares of Benchmark-Free Allocation Fund are subject to a supplemental support fee payable to GMO for providing supplemental support services to Class MF shareholders and their investment advisers. These supplemental support services include without limitation, (1) provision and presentation of educational and explanatory information about the Fund and its asset allocation strategy as requested or directed by an investor or its investment adviser, (2) provision and presentation of similar educational and explanatory information about the strategies of the GMO Funds in which the Fund invests, (3) provision and presentation of information for inclusion in the quarterly or other periodic reports of the investor, (4) provision of responses to information requests relating to oversight functions of the investor’s board of directors in areas including pricing, compliance, and taxation, (5) access to and meetings with GMO’s Chief Investment Strategist and Heads of GMO’s Asset Allocation Team and other investment professionals of GMO, (6) assistance with services provided by an investor’s investment adviser, and (7) such other assistance as may be requested from time to time by an investor or its agent, provided that such assistance is not primarily intended to result in the sale of Fund shares.

Shareholder service and/or supplemental support fees are paid monthly equal to the percentage of each applicable Fund’s average daily net assets set forth in the table below

Fund Name	Class III		Class IV		Class V	Class VI	Class MF
Alpha Only Fund	0.15%		0.10%
Benchmark-Free Allocation Fund	0.15%		0.10%				0.10%
SGM Major Markets Fund	0.15%		0.10%			0.055%
Special Opportunities Fund	0.15%	*	0.10%	*	0.085%*	0.055%

*	Class is offered but has no shareholders as of February 28, 2017.

For each Fund, other than Special Opportunities Fund, GMO has contractually agreed to reimburse the Fund for its “Specified Operating Expenses” (as defined below). Any such reimbursements are paid to a Fund concurrently with the Fund’s payment of management fees to GMO. For Special Opportunities Fund, GMO has contractually agreed to reimburse the Fund for the portion of its “Specified Operating Expenses” (as defined below) that exceeds 0.10% of the Fund’s average daily net assets.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

“Specified Operating Expenses” means: audit expenses, fund accounting expenses, pricing service expenses, expenses of non-investment related tax services, transfer agency expenses, expenses of non-investment related legal services provided to the Funds by or at the direction of GMO, federal securities law filing expenses, printing expenses, state and federal registration fees and custody expenses. In the case of Benchmark-Free Fund, “Specified Operating Expenses” does not include the Fund’s direct custody expenses attributable to its holdings of emerging market securities.

For each Fund, other than Benchmark-Free Allocation Fund, that pays GMO a management fee, GMO has contractually agreed to waive or reduce that fee, but not below zero, to the extent necessary to offset the management fees paid to GMO that are directly or indirectly borne by the Fund as a result of the Fund’s direct or indirect investments in other GMO Funds.

For each Fund, other than Benchmark-Free Allocation Fund, that charges a shareholder service fee, GMO has contractually agreed to waive or reduce the shareholder service fee charged to holders of each class of shares of the Fund, but not below zero, to the extent necessary to offset the shareholder service fees directly or indirectly borne by the class of shares of the Fund as a result of the Fund’s direct or indirect investments in other GMO Funds.

These contractual waivers and reimbursements will continue through at least June 30, 2017 for each Fund unless the Funds’ Board of Trustees authorizes their modification or termination, or reduces the fee rates paid to GMO under the Fund’s management contract or servicing and supplemental support agreement.

For Benchmark-Free Allocation Fund only, the fees payable to GMO under its management contract and servicing and supplemental support agreement are reduced by amounts equal to the management fees and shareholder service fees, respectively, that GMO receives as a result of the Fund’s investment in underlying GMO Funds. In addition, effective March 1, 2014, GMO has contractually agreed to reduce the rate of the supplemental support fees charged to the Fund’s Class MF shares to a rate to be charged in any month (starting on the first business day of the month) based on the net assets attributable to Class MF shares as of the last business day of the preceding month based on the following schedule: 0.10% on the first $6 billion of net assets, 0.05% on the next $2 billion, 0.03% on the next $2 billion, and 0.01% thereafter; provided, however, that the effective rate charged at any time will not be reduced to less than 0.06% of Class MF’s average daily net assets. The rate will be calculated before giving effect to any reduction or waiver described above, and any applicable reduction or waiver will serve to further reduce the supplemental support fee paid to GMO. This reduction will continue through at least June 30, 2017, and may not be terminated prior to this date without the action or consent of the Fund’s Board of Trustees.

The Funds’ portion of the fees paid by the Trust to the Trust’s independent Trustees and their legal counsel and any agents unaffiliated with GMO during the year ended February 28, 2017 is shown in the table below and is included in the Statements of Operations.

Fund Name	Independent Trustees and their legal counsel ($)	Agent unaffiliated with GMO ($)
Alpha Only Fund	2,534	400
Benchmark-Free Allocation Fund	259,237	27,059
Benchmark-Free Fund	75,978	7,564
Global Asset Allocation Fund	47,831	5,056
Global Developed Equity Allocation Fund	20,408	2,129
Global Equity Allocation Fund	44,703	4,621
Consolidated Implementation Fund	214,514	22,400
International Developed Equity Allocation Fund	15,154	1,575
International Equity Allocation Fund	19,141	1,944
Consolidated SGM Major Markets Fund	23,201	2,404
Consolidated Special Opportunities Fund	18,680	1,733
Strategic Opportunities Allocation Fund	35,953	3,437

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

Certain Funds incur fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2017 these indirect fees and expenses expressed as a percentage of each Fund’s average daily net assets were as follows:

Fund Name	Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Indirect Interest Expense		Total Indirect Expenses
Alpha Only Fund	< 0.001%	0.000%	0.000%		< 0.001%
Benchmark-Free Allocation Fund	0.144%	0.013%	0.037%	*	0.194%
Benchmark-Free Fund	0.240%	0.021%	< 0.001%		0.261%
Global Asset Allocation Fund	0.414%	0.061%	0.001%		0.476%
Global Developed Equity Allocation Fund	0.456%	0.071%	0.000%		0.527%
Global Equity Allocation Fund	0.508%	0.070%	0.000%		0.578%
Consolidated Implementation Fund	0.000%	0.000%	0.000%		0.000%
International Developed Equity Allocation Fund	0.536%	0.086%	0.000%		0.622%
International Equity Allocation Fund	0.609%	0.079%	0.000%		0.688%
Consolidated SGM Major Markets Fund	0.002%	0.000%	0.000%		0.002%
Consolidated Special Opportunities Fund	0.000%	0.000%	0.000%		0.000%
Strategic Opportunities Allocation Fund	0.397%	0.056%	< 0.001%		0.453%

*	Includes indirect dividend expense.

The Funds are permitted to purchase or sell securities from or to certain other GMO funds under specified conditions outlined in procedures adopted by the Trustees. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effectuated at the current market price. During the year ended February 28, 2017, the Funds did not engage in these transactions.

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments and including GMO U.S. Treasury Fund, for the year ended February 28, 2017 are noted in the table below:

	Purchases ($)	Purchases ($)	Sales ($)	Sales ($)

Fund Name	U.S. Government Securities	Investments (Non-U.S. Government Securities)	U.S. Government Securities	Investments (Non-U.S. Government Securities)
Alpha Only Fund	—	200,479,372	—	286,939,367
Benchmark-Free Allocation Fund	—	1,075,375,262	—	5,137,993,142
Benchmark-Free Fund	1,586,044,116	1,792,371,586	1,126,612,609	2,528,964,284
Global Asset Allocation Fund	—	520,386,930	—	1,687,210,868
Global Developed Equity Allocation Fund	—	342,488,484	—	953,511,567
Global Equity Allocation Fund	—	715,092,575	—	1,793,198,540
Consolidated Implementation Fund	6,248,628,577	7,700,580,229	5,455,185,738	10,186,330,740
International Developed Equity Allocation Fund	—	89,099,065	—	548,942,425
International Equity Allocation Fund	—	80,565,244	—	318,233,307
Consolidated SGM Major Markets Fund	341,670,521	365,060,705	13,989,609	470,000,000
Consolidated Special Opportunities Fund	—	699,131,522	—	899,053,187
Strategic Opportunities Allocation Fund	86,314,981	701,751,602	276,019,730	694,682,436

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

7.	Guarantees

In the normal course of business the Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Funds. Based on experience, GMO is of the view that the risk of loss to the Funds in connection with the Funds’ indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Funds.

8.	Principal shareholders and related parties as of February 28, 2017

Fund Name	Number of shareholders that held more than 10% of the outstanding shares of the Fund		Percentage of outstanding shares of the Fund held by those shareholders owning greater than 10% of the outstanding shares of the Fund	Percentage of the shares of the Fund held by senior management of GMO and GMO Trust officers	Percentage of the Fund’s shares held by accounts for which GMO has investment discretion
Alpha Only Fund	3	‡	87.85%	0.09%	99.38%
Benchmark-Free Allocation Fund	1		42.54%	0.93%	2.13%
Benchmark-Free Fund	—		—	—	100.00%
Global Asset Allocation Fund	—		—	0.19%	7.35%
Global Developed Equity Allocation Fund	4		56.59%	—	—
Global Equity Allocation Fund	1		15.73%	0.01%	0.67%
Implementation Fund	1	‡	95.84%	—	100.00%
International Developed Equity Allocation Fund	5		74.27%	< 0.01%	1.73%
International Equity Allocation Fund	3	†	53.06%	0.01%	20.52%
SGM Major Markets Fund±	2	#	80.98%	0.10%	97.34%
Special Opportunities Fund	2	#	96.61%	0.07%	99.59%
Strategic Opportunities Allocation Fund	1		27.04%	< 0.01%	99.96%

±	The Fund’s outstanding shares were owned by more than 10 shareholders as of February 28, 2017.
†	One of the shareholders is another fund managed by GMO.
‡	One of the shareholders is another fund of the Trust.
#	Two of the shareholders are other funds of the Trust.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

9.	Share transactions

The Declaration of Trust permits each Fund to issue an unlimited number of shares of beneficial interest (without par value). Transactions in the Funds’ shares were as follows:

	Year Ended February 28, 2017		Year Ended February 29, 2016

	Shares	Amount	Shares		Amount
Alpha Only Fund
Class III:
Shares sold	23,049	$485,000	34,813		$787,161
Shares issued to shareholders in reinvestment of distributions	10,799	226,478	28,004		615,633
Shares repurchased	(9,062)	(193,998)	(877,135)		(19,442,906)

Net increase (decrease)	24,786	$517,480	(814,318)		$(18,040,112)

Class IV:
Shares sold	290,332	$6,216,866	6,213,891	(a)	$141,103,403	(a)
Shares issued to shareholders in reinvestment of distributions	323,934	6,805,653	2,800,200		61,485,182
Shares repurchased	(2,820,045)	(60,624,321)	(141,301,153	)(a)	(3,149,361,827	)(a)

Net increase (decrease)	(2,205,779)	$(47,601,802)	(132,287,062)		$(2,946,773,242)

Benchmark-Free Allocation Fund
Class III:
Shares sold	11,196,580	$282,349,518	72,331,281		$1,847,742,291
Shares issued to shareholders in reinvestment of distributions	2,999,733	74,370,066	4,651,398		120,052,586
Shares repurchased	(60,921,352)	(1,511,866,800)	(50,094,065)		(1,243,090,574)
Purchase premiums	—	239,291	—		846,534
Redemption fees	—	3,224,150	—		2,402,472

Net increase (decrease)	(46,725,039)	$(1,151,683,775)	26,888,614		$727,953,309

Class IV:
Shares sold	10,289,818	$256,114,599	23,359,719		$620,703,712
Shares issued to shareholders in reinvestment of distributions	1,600,299	39,678,337	2,795,335		72,119,639
Shares repurchased	(15,488,463)	(390,292,674)	(43,693,869)		(1,088,914,127)
Purchase premiums	—	112,306	—		465,686
Redemption fees	—	1,579,024	—		1,187,301

Net increase (decrease)	(3,598,346)	$(92,808,408)	(17,538,815)		$(394,437,789)

Class MF:
Shares sold	9,091,977	$219,971,887	24,241,374		$613,440,726
Shares issued to shareholders in reinvestment of distributions	4,019,603	99,711,857	9,204,641		237,571,791
Shares repurchased	(127,883,060)	(3,192,649,982)	(144,801,570)		(3,557,453,382)
Purchase premiums	—	309,201	—		1,550,889
Redemption fees	—	4,213,744	—		3,918,113

Net increase (decrease)	(114,771,480)	$(2,868,443,293)	(111,355,555)		$(2,700,971,863)

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

	Year Ended February 28, 2017		Year Ended February 29, 2016

	Shares	Amount	Shares		Amount
Benchmark-Free Fund
Class III:
Shares sold	2,964,651	$53,692,431	13,827,563		$255,015,278
Shares issued to shareholders in reinvestment of distributions	6,315,267	114,708,600	15,533,367		287,039,750
Shares repurchased	(30,712,702)	(565,886,269)	(24,900,259)		(457,058,234)
Purchase premiums	—	2,491	—		199,764
Redemption fees	—	1,186,303	—		557,383

Net increase (decrease)	(21,432,784)	$(396,296,444)	4,460,671		$85,753,941

Global Asset Allocation Fund
Class III:#
Shares sold	617,412	$18,044,077	4,489,709		$137,972,354
Shares issued to shareholders in reinvestment of distributions	1,753,044	51,432,938	10,223,198		309,983,152
Shares repurchased	(43,110,243)	(1,266,492,076)	(38,477,873)		(1,211,002,276)
Purchase premiums	—	19,792	—		106,404
Redemption fees	—	1,833,641	—		1,358,583

Net increase (decrease)	(40,739,787)	$(1,195,161,628)	(23,764,966)		$(761,581,783)

Global Developed Equity Allocation Fund
Class III:
Shares sold	378,886	$7,197,962	2,634,197		$55,440,868
Shares issued to shareholders in reinvestment of distributions	3,760,099	69,595,229	8,853,244		177,958,581
Shares repurchased	(35,852,275)	(679,060,489)	(6,683,069)		(142,486,659)
Purchase premiums	—	5,763	—		40,703
Redemption fees	—	543,248	—		110,318

Net increase (decrease)	(31,713,290)	$(601,718,287)	4,804,372		$91,063,811

Global Equity Allocation Fund
Class III:
Shares sold	896,100	$19,538,574	3,982,610		$89,859,760
Shares issued to shareholders in reinvestment of distributions	5,519,865	118,776,536	15,556,920		358,248,969
Shares repurchased	(55,808,897)	(1,211,746,212)	(18,545,772)		(443,989,759)
Purchase premiums	—	22,447	—		121,845
Redemption fees	—	2,187,138	—		623,129

Net increase (decrease)	(49,392,932)	$(1,071,221,517)	993,758		$4,863,944

Consolidated Implementation Fund
Core Class:
Shares sold	20,213,611	$252,945,091	325,222,206	(b)	$4,218,767,955	(b)
Shares issued to shareholders in reinvestment of distributions	17,429,764	218,046,347	—		—
Shares repurchased	(335,030,566)	(4,227,002,950)	(338,943,875	)(b)	(4,204,769,174	)(b)
Purchase premiums	—	506,904	—		3,506,474
Redemption fees	—	8,454,006	—		6,894,933

Net increase (decrease)	(297,387,191)	$(3,747,050,602)	(13,721,669)		$24,400,188

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

	Year Ended February 28, 2017		Year Ended February 29, 2016

	Shares	Amount	Shares		Amount
International Developed Equity Allocation Fund
Class III:
Shares sold	4,384,487	$61,744,274	9,393,220		$150,906,997
Shares issued to shareholders in reinvestment of distributions	1,722,551	24,243,085	2,148,270		30,814,431
Shares repurchased	(37,498,662)	(546,186,257)	(9,223,733)		(146,054,631)
Purchase premiums	—	46,639	—		86,862
Redemption fees	—	434,149	—		113,690

Net increase (decrease)	(31,391,624)	$(459,718,110)	2,317,757		$35,867,349

International Equity Allocation Fund
Class III:#
Shares sold	1,015,102	$25,738,591	3,028,332		$83,159,704
Shares issued to shareholders in reinvestment of distributions	1,345,263	34,818,517	3,562,958		99,615,186
Shares repurchased	(11,358,185)	(300,419,199)	(8,404,489)		(224,630,230)
Purchase premiums	—	68,619	—		159,656
Redemption fees	—	772,434	—		482,856

Net increase (decrease)	(8,997,820)	$(239,021,038)	(1,813,199)		$(41,212,828)

Consolidated SGM Major Markets Fund
Class III:
Shares sold	920,661	$32,602,984	3,469,486		$116,950,581
Shares issued to shareholders in reinvestment of distributions	16,710	552,675	—		—
Shares repurchased	(1,472,573)	(51,952,410)	(47,109,602)		(1,559,759,977)

Net increase (decrease)	(535,202)	$(18,796,751)	(43,640,116)		$(1,442,809,396)

Class IV:
Shares sold	1,633,992	$57,413,784	—		$—
Shares issued to shareholders in reinvestment of distributions	104,598	3,319,945	—		—
Shares repurchased	(54,601)	(1,776,715)	—		—

Net increase (decrease)	1,683,989	$58,957,014	—		$—

Class VI:
Shares sold	11,918,840	$421,919,797	44,028,379		$1,455,150,686
Shares issued to shareholders in reinvestment of distributions	3,113,453	99,975,150	—		—
Shares repurchased	(9,620,986)	(328,005,022)	(5,032,852)		(165,850,792)

Net increase (decrease)	5,411,307	$193,889,925	38,995,527		$1,289,299,894

Consolidated Special Opportunities Fund
Class VI:
Shares sold	157,444	$3,101,282	26,243,967	(c)	$489,248,559	(c)
Shares issued to shareholders in reinvestment of distributions	1,855,789	36,919,533	876,930		17,283,918
Shares repurchased	(14,372,910)	(287,704,307)	(8,675,912	)(c)	(172,289,146	)(c)
Purchase premiums	—	5,534	—		2,371,022
Redemption fees	—	1,428,513	—		774,369

Net increase (decrease)	(12,359,677)	$(246,249,445)	18,444,985		$337,388,722

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

	Year Ended February 28, 2017		Year Ended February 29, 2016

	Shares	Amount	Shares	Amount
Strategic Opportunities Allocation Fund
Class III:
Shares sold	893,443	$16,967,331	7,092,841	$137,972,294
Shares issued to shareholders in reinvestment of distributions	2,841,743	53,702,273	9,863,675	190,867,800
Shares repurchased	(14,553,101)	(276,781,131)	(15,958,945)	(310,862,521)
Purchase premiums	—	7,878	—	108,910
Redemption fees	—	483,578	—	369,228

Net increase (decrease)	(10,817,915)	$(205,620,071)	997,571	$18,455,711

(a)	1,532,411 shares and $34,065,494 were purchased in-kind and redeemed in-kind.
(b)	34,102,823 shares and $444,018,756 were purchased in-kind and redeemed in-kind
(c)	864,281 shares and $17,415,262, were purchased in-kind and redeemed in-kind
#	Shares were adjusted to reflect a 1:3 reverse stock split effective July 15, 2016.

10.	Investments in affiliated companies and other Funds of the Trust

An affiliated company for the purposes of this disclosure is a company in which a Fund has or had direct ownership of at least 5% of the issuer’s voting securities. A summary of the Fund’s transactions involving companies that are or were affiliates during the year ended February 28, 2017 is set forth below:

Affiliate	Value, beginning of period		Purchases	Sales Proceeds	Dividend Income	Value, end of period
Consolidated Special Opportunities Fund
Jagercor Energy Corp	$155,211		$—	$—	$—	$90,348
Newalta Corp	—	*	4,671,298	10,356,076	—	—	#

Totals	$155,211		$4,671,298	$10,356,076	$—	$90,348

*	Security not an affiliate at the beginning of the period.
#	No longer an affiliate as of February 28, 2017.

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

A summary of the Funds’ transactions in the shares of other funds of GMO Trust during the year ended February 28, 2017 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Return of Capital	Value, end of period
GMO Alpha Only Fund
GMO U.S. Treasury Fund	$3,011,692	$148,801,818	$141,219,999	$69,116	$2,697	$—	$10,595,373

Benchmark-Free Allocation Fund
GMO Emerging Country Debt Fund, Class IV	$748,622,535	$47,635,076	$256,866,642	$44,111,665	$—	$—	$621,136,921
GMO Implementation Fund	13,227,455,053	462,775,287	4,204,268,866	209,323,292	—	—	10,761,426,169
GMO Opportunistic Income Fund, Class VI	775,552,374	68,561,137	197,264,144	17,233,707	—	—	682,798,759
GMO SGM Major Markets Fund, Class VI	814,182,754	470,547,987	216,183,696	32,293,301	37,283,480	—	1,030,173,520
GMO Special Opportunities Fund, Class VI	839,489,834	25,855,775	263,409,794	11,234,816	14,620,959	—	674,447,572

Totals	$16,405,302,550	$1,075,375,262	$5,137,993,142	$314,196,781	$51,904,439	$—	$13,769,982,941

Benchmark-Free Fund
GMO Emerging Country Debt Fund, Class IV	$242,720,374	$17,020,615	$35,340,000	$17,020,615	$—	$—	$254,330,557
GMO Emerging Markets Fund, Class VI	411,052,988	120,435,283	111,177,960	10,435,283	—	—	544,118,916
GMO Opportunistic Income Fund, Class VI	246,974,456	6,503,529	—	6,503,529	—	—	265,783,934
GMO SGM Major Markets Fund, Class VI	200,160,790	13,235,015	20,726,000	6,509,405	6,725,610	—	190,362,136
GMO Special Opportunities Fund, Class VI	272,146,747	10,009,740	22,866,000	4,495,303	5,514,437	—	284,598,267
GMO U.S. Treasury Fund	204,990,090	192,456,754	361,000,000	428,627	28,127	—	36,502,880

Totals	$1,578,045,445	$359,660,936	$551,109,960	$45,392,762	$12,268,174	$—	$1,575,696,690

Global Asset Allocation Fund
GMO Alpha Only Fund, Class IV	$99,903,387	$2,282,390	$24,940,441	$2,282,390	$—	$—	$73,411,864
GMO Asset Allocation Bond Fund, Class VI	666,921,092	6,392,504	237,443,404	—	—	—	436,734,200
GMO Core Plus Bond Fund, Class IV	—	122,446,468	664,814	—	—	—	122,418,980
GMO Emerging Country Debt Fund, Class IV	150,074,191	7,794,462	75,254,430	7,794,462	—	—	98,805,388
GMO Emerging Markets Fund, Class VI	433,780,941	45,382,674	226,201,660	7,738,245	—	—	363,494,869
GMO International Equity Fund, Class IV	760,145,595	24,274,286	354,039,245	23,423,908	—	—	507,593,996
GMO Opportunistic Income Fund, Class VI	155,335,123	3,031,794	67,144,555	3,031,794	—	—	97,727,559
GMO Quality Fund, Class VI	—	226,985,614	36,635,418	3,585,189	2,941,680	—	202,013,212
GMO Risk Premium Fund, Class VI	85,983,383	4,413,462	35,025,116	—	4,413,462	—	64,139,050
GMO SGM Major Markets Fund, Class VI	99,883,924	5,252,168	31,611,937	2,570,080	2,682,088	—	73,002,358
GMO U.S. Equity Allocation Fund, Class VI	544,247,275	27,921,704	416,676,473	6,627,192	21,294,512	—	201,264,975
GMO U.S. Treasury Fund	320,035,653	44,209,405	181,174,825	1,257,038	126,004	—	183,086,818

Totals	$3,316,310,564	$520,386,931	$1,686,812,318	$58,310,298	$31,457,746	$—	$2,423,693,269

Global Developed Equity Allocation Fund
GMO Emerging Markets Fund, Class VI	$146,525,557	$7,905,769	$92,766,529	$2,465,166	$—	$—	$98,541,837
GMO International Equity Fund, Class IV	648,877,447	32,868,844	294,357,001	19,398,520	—	—	456,476,089
GMO Quality Fund, Class VI	—	266,781,931	60,322,704	3,877,931	3,302,802	—	219,104,022
GMO U.S. Equity Allocation Fund, Class VI	636,945,658	34,931,940	506,065,333	7,650,401	23,820,190	—	217,844,350

Totals	$1,432,348,662	$342,488,484	$953,511,567	$33,392,018	$27,122,992	$—	$991,966,298

Global Equity Allocation Fund
GMO Emerging Markets Fund, Class VI	$643,097,271	$23,849,418	$335,480,483	$11,182,122	$—	$—	$504,513,964
GMO International Equity Fund, Class IV	1,159,489,783	72,454,667	467,795,849	36,243,812	—	—	885,286,898
GMO Quality Fund, Class VI	—	546,821,555	169,684,300	6,888,363	6,661,212	—	399,709,400
GMO U.S. Equity Allocation Fund, Class VI	1,075,713,572	71,966,935	820,237,908	15,017,145	41,520,029	—	416,646,309

Totals	$2,878,300,626	$715,092,575	$1,793,198,540	$69,331,442	$48,181,241	$—	$2,206,156,571

GMO Trust Funds

Notes to Financial Statements — (Continued)

February 28, 2017

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Return of Capital	Value, end of period
International Developed Equity Allocation Fund
GMO Emerging Markets Fund, Class VI	$94,700,211	$5,432,948	$67,506,310	$1,645,271	$—	$—	$59,768,161
GMO International Equity Fund, Class IV	847,974,621	83,666,117	481,436,115	26,051,523	—	—	541,876,427

Totals	$942,674,832	$89,099,065	$548,942,425	$27,696,794	$—	$—	$601,644,588

International Equity Allocation Fund
GMO Emerging Markets Fund, Class VI	$369,371,327	$17,498,662	$134,726,621	$7,732,703	$—	$—	$356,432,437
GMO International Equity Fund, Class IV	765,062,070	63,066,582	183,506,686	28,624,209	—	—	729,124,865

Totals	$1,134,433,397	$80,565,244	$318,233,307	$36,356,912	$—	$—	$1,085,557,302

Consolidated SGM Major Markets Fund
GMO U.S. Treasury Fund	$939,856,415	$365,060,705	$470,000,000	$4,516,688	$544,018	—	$834,716,360

Strategic Opportunities Allocation Fund
GMO Core Plus Bond Fund, Class IV	$—	$56,107,319	$—	$—	$—	$—	$56,400,656
GMO Emerging Country Debt Fund, Class IV	98,375,017	6,633,655	31,343,220	6,633,656	—	—	84,932,626
GMO Emerging Markets Fund, Class VI	361,131,996	44,585,406	116,201,736	8,140,406	—	—	390,569,250
GMO International Equity Fund, Class IV	558,786,340	43,325,872	91,334,145	24,560,619	—	—	573,398,898
GMO Opportunistic Income Fund, Class VI	86,283,231	2,117,058	8,698,035	2,117,058	—	—	83,844,202
GMO Quality Fund, Class VI	—	207,744,773	11,638,195	3,429,963	2,719,250	—	207,645,291
GMO U.S. Equity Allocation Fund, Class VI	402,543,560	27,077,515	259,870,078	6,354,402	20,723,113	—	204,598,363
GMO U.S. Treasury Fund	143,377,530	314,160,004	154,390,036	1,526,589	157,230	—	303,051,065

Totals	$1,650,497,674	$701,751,602	$673,475,445	$52,762,693	$23,599,593	$—	$1,904,440,351

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and Shareholders of GMO Alpha Only Fund, GMO Benchmark-Free Allocation Fund, GMO Benchmark-Free Fund, GMO Global Asset Allocation Fund, GMO Global Developed Equity Allocation Fund, GMO Global Equity Allocation Fund, GMO Implementation Fund, GMO International Developed Equity Allocation Fund, GMO International Equity Allocation Fund, GMO SGM Major Markets Fund, GMO Special Opportunities Fund, and GMO Strategic Opportunities Allocation Fund

In our opinion, the accompanying statements of assets and liabilities (consolidated statements of assets and liabilities for GMO Implementation Fund, GMO SGM Major Markets Fund and GMO Special Opportunities Fund), including the schedules of investments (consolidated schedules of investments for GMO Implementation Fund, GMO SGM Major Markets Fund and GMO Special Opportunities Fund), and the related statements of operations (consolidated statements of operations for GMO Implementation Fund, GMO SGM Major Markets Fund and GMO Special Opportunities Fund) and of changes in net assets (consolidated changes in net assets for GMO Implementation Fund, GMO SGM Major Markets Fund and GMO Special Opportunities Fund) and the financial highlights (consolidated financial highlights for GMO Implementation Fund, GMO SGM Major Markets Fund and GMO Special Opportunities Fund) present fairly, in all material respects, the financial position of the GMO Alpha Only Fund, GMO Benchmark-Free Allocation Fund, GMO Benchmark-Free Fund, GMO Global Asset Allocation Fund, GMO Global Developed Equity Allocation Fund, GMO Global Equity Allocation Fund, GMO Implementation Fund, GMO International Developed Equity Allocation Fund, GMO International Equity Allocation Fund, GMO SGM Major Markets Fund, GMO Special Opportunities Fund, and GMO Strategic Opportunities Allocation Fund (the “Funds”) as of February 28, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2017 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 26, 2017

GMO Trust Funds

(A Series of GMO Trust)

Fund Expenses

February 28, 2017 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2017.

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including purchase premium and redemption fees, if applicable; and (2) ongoing costs, including direct and /or indirect management fees, direct and/or indirect shareholder services fees, and distribution (12b-1) and/or administration fees for Funds with Class M shares, if applicable, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2016 through February 28, 2017.

Actual Expenses

This section of the table for each class below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

This section of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premium and redemption fees. Therefore, this section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual			Hypothetical
	Beginning Account Value September 1, 2016	Ending Account Value February 28, 2017	Expenses Paid During the Period*	Beginning Account Value September 1, 2016	Ending Account Value February 28, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
Alpha Only Fund
Class III	$1,000.00	$982.10	$3.34	$1,000.00	$1,021.42	$3.41	0.68%
Class IV	$1,000.00	$982.30	$3.10	$1,000.00	$1,021.67	$3.16	0.63%
Benchmark-Free Allocation Fund
Class III	$1,000.00	$1,033.50	$4.24	$1,000.00	$1,020.63	$4.21	0.84%
Class IV	$1,000.00	$1,033.90	$3.98	$1,000.00	$1,020.88	$3.96	0.79%
Class MF	$1,000.00	$1,033.80	$3.98	$1,000.00	$1,020.88	$3.96	0.79%
Benchmark-Free Fund
Class III	$1,000.00	$1,037.40	$1.31	$1,000.00	$1,023.51	$1.30	0.26%
Global Asset Allocation Fund
Class III	$1,000.00	$1,038.30	$2.38	$1,000.00	$1,022.46	$2.36	0.47%
Global Developed Equity Allocation Fund
Class III	$1,000.00	$1,071.20	$2.72	$1,000.00	$1,022.17	$2.66	0.53%
Global Equity Allocation Fund
Class III	$1,000.00	$1,069.70	$2.93	$1,000.00	$1,021.97	$2.86	0.57%
Implementation Fund
Core	$1,000.00	$1,043.90	$0.20	$1,000.00	$1,024.60	$0.20	0.04%
International Developed Equity Allocation Fund
Class III	$1,000.00	$1,056.30	$3.16	$1,000.00	$1,021.72	$3.11	0.62%
International Equity Allocation Fund
Class III	$1,000.00	$1,057.90	$3.47	$1,000.00	$1,021.42	$3.41	0.68%

GMO Trust Funds

(A Series of GMO Trust)

Fund Expenses — (Continued)

February 28, 2017 (Unaudited)

	Actual				Hypothetical
	Beginning Account Value September 1, 2016	Ending Account Value February 28, 2017	Expenses Paid During the Period*		Beginning Account Value September 1, 2016	Ending Account Value February 28, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
SGM Major Markets Fund
Class III	$1,000.00	$984.90	$4.92		$1,000.00	$1,019.84	$5.01	1.00%
Class IV	$1,000.00	$982.10	$3.22	(a)	$1,000.00	$1,013.87	$3.28	0.95%
Class VI	$1,000.00	$985.50	$4.48		$1,000.00	$1,020.28	$4.56	0.91%
Special Opportunities Fund
Class VI	$1,000.00	$1,024.80	$6.18		$1,000.00	$1,018.70	$6.16	1.23%
Strategic Opportunities Allocation Fund
Class III	$1,000.00	$1,047.80	$2.28		$1,000.00	$1,022.56	$2.26	0.45%

(a)	For the period October 27, 2016 (commencement of operations) through February 28, 2017, expenses were calculated using the class’s annualized net expense ratio (including indirect expenses incurred) for the period ended February 28, 2017, multiplied by the average account value over the period, multiplied by 125 days in the period, divided by 365 days in the year.
*	Expenses are calculated using each class’s annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2017, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

GMO Trust Funds

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2017 (Unaudited)

The following information is being provided in order to meet reporting requirements set forth by the Code and/or to meet state-specific requirements. Shareholders should consult their tax advisors.

With respect to distributions paid, the Funds designate the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year-ended February 28, 2017:

Fund Name	Dividend Received Deduction (corporate shareholders)(1)	Qualified Dividend Income (non-corporate shareholders)(1)	U.S. Government Obligation Income(1,2)	Interest- Related Dividend Income ($)(3)	Short- Term Capital Gain Dividends ($)(3)	Long-Term Capital Gain Distributions ($)	Foreign Taxes Paid ($)(4)	Foreign Source Income ($)(4)
Alpha Only Fund	39.16%	80.64%	—	—	—	—	—	—
Benchmark-Free Allocation Fund	14.93%	75.82%	13.19%	29,921,930	—	—	—	—
Benchmark-Free Fund	8.67%	47.10%	4.85%	17,234,559	—	—	—	—
Global Asset Allocation Fund	17.48%	66.85%	2.48%	5,805,707	—	—	4,164,661	35,322,614
Global Developed Equity Allocation Fund	37.33%	100.00%	—	—	—	39,709,256	2,625,567	24,491,339
Global Equity Allocation Fund	31.23%	97.42%	—	—	—	55,809,080	6,259,743	53,699,307
Consolidated Implementation Fund	14.14%	77.65%	11.75%	28,296,091	—	—	—	—
International Developed Equity Allocation Fund	—	98.37%	—	—	—	—	3,181,727	30,880,244
International Equity Allocation Fund	—	100.00%	—	—	—	—	4,721,687	41,083,575
Consolidated SGM Major Markets Fund	—	—	6.84%	—	20,077,463	34,942,155	—	—
Consolidated Special Opportunities Fund	16.62%	27.27%	3.13%	1,931,927	14,583,094	6,094,262	—	—
Strategic Opportunities Allocation Fund	17.47%	77.84%	3.62%	6,479,739	—	1,162,716	4,366,794	37,068,908

(1)	Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.
(2)	All or a portion of these amounts may be exempt from taxation at the state level.
(3)	These amounts are generally exempt from U.S. withholding taxes for non-U.S. shareholders, provided certain conditions are satisfied by both the Funds and the Funds’ shareholders. If applicable, interest related dividend amounts could include short-term capital gain dividends received from underlying funds.
(4)	The Funds expect to elect to treat foreign taxes attributed to foreign source income from certain of its investments, as if incurred directly by the Funds’ shareholders.

In early 2018, the Funds will notify applicable shareholders of amounts for use in preparing 2017 U.S. federal income tax forms.

Trustees and Officers (Unaudited)

The following tables present information regarding each Trustee and officer of the Trust as of February 28, 2017. Each Trustee’s and officer’s year of birth (“YOB”) is set forth after his or her name. Unless otherwise noted, (i) each Trustee and officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee and officer is c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110. Each Trustee serves in office until the earlier of (a) the election and qualification of a successor at the next meeting of shareholders called to elect Trustees or (b) the Trustee dies, resigns, or is removed as provided in the Trust’s governing documents. Each of the Trustees of the Trust, other than Mr. Kittredge, is not an “interested person” of the Trust, as such term is used in the 1940 Act (each, an “Independent Trustee”). Because the Funds do not hold annual meetings of shareholders, each Trustee will hold office for an indeterminate period. Each officer serves in office until his or her successor is elected and determined to be qualified to carry out the duties and responsibilities of the office, or until the officer resigns or is removed from office.

Management of the Trust

Independent Trustees

Name and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1] Overseen	Other Directorships Held in the Past Five Years
Donald W. Glazer YOB: 1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Author of Legal Treatises.	36	Director, BeiGene Ltd. (biotech research).

Peter Tufano YOB: 1957	Trustee	Since December 2008.	Peter Moores Dean and Professor of Finance, University of Oxford Saïd Business School (as of July 1, 2011); Sylvan C. Coleman Professor of Financial Management, Harvard Business School (1989 – 2011).	36	Trustee of State Street Navigator Securities Lending Trust (5 Portfolios).

Paul Braverman YOB: 1949	Trustee	Since March 2010.	Director of Claren Road Asset Management, LLC (hedge fund) (January 2011 – present); Director of Leerink Swann Holdings, LLC (investment bank) (October 2013 – present); Director of Aesir Capital Management (investment advisor) (November 2012 – present); Director of Kieger (US) Ltd. (investment advisor) (January 2015 – present).	36	Trustee of HIMCO Variable Insurance Trust (27 Portfolios).
Interested Trustee and Officer

Joseph B. Kittredge, Jr.[3] YOB: 1954	Trustee; President of the Trust	Trustee since March 2010; President since March 2009; Chief Executive Officer, March 2009 – June 2015.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray, LLP (1988 – 2005).	48	None.

[1]	The Fund Complex includes series of each of GMO Trust and GMO Series Trust. Mr. Kittredge also serves as a Trustee of GMO Series Trust.

[2]	As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. These entities did not pay any legal fees or disbursements to Goodwin during the calendar years ended December 31, 2015 and December 31, 2016. In correspondence with the staff of the SEC (the “Staff”) beginning in August 2006, the Independent Trustees’ legal counsel provided the Staff with information regarding Mr. Glazer’s relationship with Goodwin and his other business activities. On September 11, 2007, based on information that had been given to the Staff as of that date, the Staff provided oral no-action assurance consistent with the opinion of the Independent Trustees’ legal counsel that Mr. Glazer is not an “interested person” of the Trust.

[3]	Mr. Kittredge is an “interested person” of the Trust, as such term is used in the 1940 Act (an “Interested Trustee”), by virtue of his positions with the Trust and GMO indicated in the table above and his interest as a member of GMO.

Officers

Name and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years*
Joseph B. Kittredge, Jr. YOB: 1954	Trustee and President	Trustee since March 2010; President since March 2009; Chief Executive Officer, March 2009 – June 2015.	General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (October 2005 – present); Partner, Ropes & Gray LLP (1988 – 2005).

Sheppard N. Burnett YOB: 1968	Chief Executive Officer	Chief Executive Officer since June 2015; Chief Financial Officer, March 2007 – June 2015; Treasurer, November 2006 – June 2015; Assistant Treasurer, September 2004 – November 2006.	Head of Fund Treasury and Tax, Grantham, Mayo, Van Otterloo & Co. LLC (December 2006 – present).

Carly Cushman YOB: 1984	Treasurer, Chief Accounting Officer and Chief Financial Officer	Treasurer and Chief Financial Officer since June 2015; Chief Accounting Officer since May 2014; Assistant Treasurer, September 2013 – June 2015.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (December 2009 – present); Senior Accountant, Renaissance HealthCare (February 2009 – December 2009); Auditor/Senior Auditor, Deloitte & Touche (September 2006 – February 2009).

John L. Nasrah YOB: 1977	Assistant Treasurer and Chief Tax Officer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present).

Betty Maganzini YOB: 1972	Assistant Treasurer	Since September 2013.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (July 2010 – present); Assistant Treasurer (June 2009 – July 2010), Manager, Fund Administration and Regulatory Affairs (2006 – 2009), Hambrecht & Quist Capital Management LLC.

Mahmoodur Rahman YOB: 1967	Assistant Treasurer	Since September 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2007 – present).

Cathy Tao YOB: 1974	Assistant Treasurer	Since September 2016	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (October 2007 – present)

Brian Kadehjian YOB: 1974	Assistant Treasurer and Treasury Officer	Assistant Treasurer since February 2015; Treasury Officer since September 2013.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (April 2002 – present).

Douglas Y. Charton YOB: 1982	Chief Legal Officer, Vice President and Clerk	Since August 2015.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (July 2015 – present); Associate, K&L Gates LLP (September 2007 – July 2015).

Megan Bunting YOB: 1978	Vice President and Assistant Clerk	Since September 2013.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2006 – present).

Kevin O’Brien YOB: 1985	Vice President and Assistant Clerk	Since March 2016.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (February 2015 – present); Associate, Dechert LLP (October 2010 – February 2015).
Gregory L. Pottle YOB: 1971	Chief Compliance Officer	Chief Compliance Officer since May 2015; Vice President and Assistant Clerk, November 2006 – November 2015.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC (May 2015 – present); Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (March 2000 – May 2015).

Claire Wilkinson YOB: 1965	Anti-Money Laundering Officer	Since February 2016.	Compliance Associate, GMO UK Limited (April 2013 – present); General Counsel, MVision Private Equity Advisers Limited (November 2009 – January 2013).

*	Each officer of the Trust may also serve as an officer and/or director of certain pooled investment vehicles of which GMO or an affiliate of GMO serves as the investment adviser. With the exception of Mr. Kittredge, each officer listed in the table above also serves as an officer of GMO Series Trust.

Item 2. Code of Ethics.

As of February 28, 2017, the registrant has adopted a Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer pursuant to the Sarbanes-Oxley Act of 2002 (the “Code of Ethics”). During the year ended February 28, 2017 there were no substantive amendments to a provision of the Code of Ethics nor were there any waivers granted from a provision of the Code of Ethics. A copy of the Code of Ethics is filed with this Form N-CSR under item 12 (a).

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant does not have an “audit committee financial expert” (as such term has been defined in Form N-CSR) serving on its audit committee. The registrant’s Board believes that, although none of its members individually meets all required elements of the definition of an “audit committee financial expert”, the members of the registrant’s audit committee collectively possess the knowledge and experience necessary to execute all of the audit committee’s functions, duties and powers.

Item 4. Principal Accountant Fees and Services. *

(a)	AUDIT FEES: The aggregate fees billed to the registrant for professional services rendered by its independent auditors, PricewaterhouseCoopers LLP for the audit of the registrant’s annual financial statements for 2017 and 2016 were $2,021,951 and $2,446,609, respectively.

(b)	AUDIT-RELATED FEES: The aggregate fees billed to the registrant in 2017 and 2016 for engagements for audit-related services rendered by PricewaterhouseCoopers LLP that related directly to the operations and financial reporting of the Funds were $122,935 and $42,000, respectively. The aggregate fees billed in 2017 and 2016 to the registrant’s Investment Advisor, and any entity controlling, controlled, or under common control with the Advisor that provides ongoing services to the Funds (each, a “Service Affiliate”) for engagements for audit-related services rendered by PricewaterhouseCoopers LLP that related directly to the operations and financial reporting of the Funds were $514,334 and $504,899, respectively.

(c)	TAX FEES: The aggregate fees billed to the registrant in 2017 and 2016 for professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice, and tax planning, including the preparation of Form 1120 RIC, Form 8613 and review of excise tax distribution calculations, were $902,160 and $779,369, respectively. The aggregate fees billed in 2017 and 2016 to the registrant’s Service Affiliates for engagements for tax services rendered by PricewaterhouseCoopers LLP that related directly to the operations and financial reporting of the Funds were $0 and $0, respectively.

(d)	ALL OTHER FEES: No such fees were billed by PricewaterhouseCoopers LLP to the registrant or to the registrant’s Service Affiliates that related directly to the operations and financial reporting of the Funds in 2017 or 2016.

(e)	(1) The Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services to be performed by the independent auditor are to be preapproved. Under the Policy, the Audit Committee pre-approves, on an annual basis, the following services: (1) the engagement, scope and terms of the annual audit; (2) certain audit-related services; (3) certain tax services that the Committee believes would not impair, and are consistent with the SEC’s rules on auditor independence; and (4) certain permissible non-audit services that the Committee believes are routine and recurring services and that would not impair, and are consistent with the SEC’s rules on auditor independence, subject to certain limitations on the projected fees associated with each service. All other types of services not included on the schedule to the policy, or for which the projected fees exceed those provided in the schedule, require the specific pre-approval by the Audit Committee or the Chairperson of the Committee (if timing necessitates that preapproval is required before the Committee’s next regularly scheduled meeting) if they are to be provided by the independent auditor.

(e)	(2) None.

(f)	Not applicable.

(g)	NON-AUDIT FEES: The aggregate fees billed by PricewaterhouseCoopers LLP in 2017 and 2016 for non-audit services rendered to the registrant and the registrant’s Service Affiliates were $1,574,429 and $1,361,268, respectively. For the fiscal year ended February 28, 2017, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $35,000 in fees billed to the Funds’ Service Affiliates for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended February 29, 2016, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $35,000 in fees billed to the Funds’ Service Affiliates for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

(h)	The registrant’s Audit Committee has considered whether the provision of non-audit services by the registrant’s independent registered public accounting firm to the registrant’s Investment Advisor, and any entity controlling, controlled, or under common control with the Advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

*Includes information regarding all series of GMO Trust.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

The complete schedule of investments for each series of the registrant is included as part of the annual reports to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The registrant’s Principal Executive Officer and Principal Financial Officer have concluded as of a date within 90 days of the filing of this report, based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics described in Item 2 is attached hereto as EX-99.CODEETH.

(a)(2) Certifications by the Principal Executive Officer and Principal Financial Officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto as EX-99.CERT.

(a)(3) Not applicable to this registrant.

(b)	Certifications by the Principal Executive Officer and Principal Financial Officer of the registrant pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GMO Trust

By (Signature and Title):	/s/ Sheppard N. Burnett
Sheppard N. Burnett, Chief Executive Officer

Date: May 3, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Sheppard N. Burnett
Sheppard N. Burnett, Chief Executive Officer

Date: May 3, 2017

By (Signature and Title):	/s/ Carly Cushman
Carly Cushman, Principal Financial Officer

Date: May 3, 2017